UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: June 30

Registrant is making a filing for 14 of its series:

Wells Fargo Alternative Strategies Fund, Wells Fargo California Limited-Term Tax-Free Fund, Wells Fargo California Tax-Free fund, Wells Fargo Colorado Tax-Free Fund, Wells Fargo High Yield Municipal Bond Fund, Wells Fargo Intermediate Tax/AMT-Free Fund, Wells Fargo Minnesota Tax-Free Fund, Wells Fargo Municipal Bond Fund, Wells Fargo North Carolina Tax-Free Fund, Wells Fargo Pennsylvania Tax-Free Fund, Wells Fargo Short-Term Municipal Bond Fund, Wells Fargo Strategic Municipal Bond Fund, Wells Fargo Ultra Short-Term Municipal Income Fund, and Wells Fargo Wisconsin Tax-Free Fund.

Date of reporting period: June 30, 2018

ITEM 1.	REPORT TO STOCKHOLDERS

Annual Report

June 30, 2018

Wells Fargo Alternative Strategies Fund

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The views expressed and any forward-looking statements are as of June 30, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Alternative Strategies Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Globally, economies strengthened, equity markets advanced, and foreign bonds outperformed fixed-income investments in the U.S.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Alternative Strategies Fund for the 12-month period that ended June 30, 2018. Globally, economies strengthened, equity markets advanced, and foreign bonds outperformed fixed-income investments in the U.S.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 14.37%, and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 7.28%. Emerging market stocks, as measured by the MSCI EM Index (Net),3 added 8.20%. In bond markets, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 0.40% while fixed-income investments outside the U.S. gained 2.78%, according to the Bloomberg Barclays Global Aggregate ex-USD Index.5 The Bloomberg Barclays Municipal Bond Index6 added 1.56%, and the ICE BofAML U.S. High Yield Index7 was up 2.53%.

Volatility increased during the third quarter of 2017, but favorable data curbed concerns.

During the third quarter of 2017, investor expectations advanced and fell amid shifting geopolitical tensions, particularly in Asia, and during multiple efforts to reform health care laws in the U.S. Corporate earnings and consumer confidence improved. Annualized U.S. gross domestic product growth for the quarter was 3.2%. Meanwhile, inflation continued to trail the U.S. Federal Reserve’s (Fed’s) targets.

Economic momentum increased in Europe; the European Central Bank (ECB) held its rates steady at low levels and continued its quantitative easing bond-buying program with the goal of sparking economic activity. As they had in the second quarter, emerging markets with currencies that strengthened relative to the U.S. dollar benefited. In addition, commodity price increases supported economic activity in countries that rely on natural resources for exports.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

[8]

The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Alternative Strategies Fund	3

The fourth quarter of 2017 was characterized by continued optimism in global markets.

U.S. stocks continued to rally during the fourth quarter of 2017, boosted by synchronized expansion in the global economy and favorable company earnings. In October 2017, the Fed began to sell the bonds acquired during a series of quantitative easing programs following the 2008 financial crisis. The Bank of England suggested it could hike interest rates in November, and the pound gained against other currencies. In addition, the Fed increased rates by another 25 basis points (bps; 100 bps equal 1.00%) in December. Stocks received a boost from growing optimism about tax reform legislation.

International markets, particularly emerging markets, continued to show strength, supported by several factors that led some observers to describe conditions as a Goldilocks economic scenario: synchronized global growth, low inflation, and healthy corporate earnings, all supported abroad by a weaker U.S. dollar.

Volatility reemerged during the first quarter of 2018 as economic signals were mixed.

The first quarter of 2018 began with stock market gains in January after the U.S. announced tax reform measures intended to lower rates for individuals and corporations. Then, investor optimism was supplanted by several concerns. Trade tensions emerged, particularly between the U.S. and China, as the U.S. threatened to impose tariffs on a broad range of imported products. Increasing interest rates and inflation also caused concern. During February 2018, the U.S. stock market endured a loss of more than 10% before recovering in March and April. The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

The Fed increased the federal funds rate by 25 bps in March and the rate of inflation reached the Fed’s 2% target for the first time in a year. The unemployment rate fell to 4.1% by March 2018 and wage growth data improved. The third revision of gross domestic product growth for the first quarter by the U.S. Bureau of Economic Analysis released during June was lowered to 2.0%.

Overseas, investment market returns reversed the strong returns of 2017—the MSCI ACWI ex USA Index (Net) gained 27.19% for the 12-month period—falling 1.18% through the end of the first quarter of 2018. Although central banks, including the European Central Bank and the Bank of Japan, maintained low interest rates and quantitative easing measures that are generally supportive of businesses and equity markets, the U.S. dollar strengthened relative to local currencies, which served to restrain returns.

Global trade tensions escalated during the second quarter of 2018.

Global trade tensions escalated as the second quarter of 2018 opened and equity markets fell in response before resuming upward momentum later in April. The CPI8 for All Urban Consumers added 0.2% in May after a similar increase in April. On a year-over-year basis, the all-items index rose 2.8% for the 12 months that ended May 31, continuing its upward trend since the beginning of the year. The index for all items less food and energy rose 2.2% for the same 12-month period.

During June 2018, the Fed increased the federal funds rate by an additional 25 bps. Market expectations increased that the Fed might announce two more rate increases in 2018. The unemployment rate fell to an 18-year low of 3.8% in May and wage growth data improved. Internationally, central banks maintained their low interest rates and monetary policies that were accommodative of business activity.

During February 2018, the U.S. stock market endured a loss of more than 10% before recovering in March and April.

4	Wells Fargo Alternative Strategies Fund	Letter to shareholders (unaudited)

Interest rates generally increased and the bond markets tended to decline. Long-term interest rates in the U.S. trended higher—rates on the 10-year and 30-year Treasury bonds moved from 2.46% and 2.81%, respectively, at the beginning of the year on January 1, 2018, to 2.85% and 2.98%, respectively, on June 30, 2018, well off their highest levels during the first half of the year of 3.11% and 3.25%, respectively, on May 17, 2018.

Despite the positive economic and business trends globally, international stock values fell and U.S. stock gains moderated during most of the second quarter of 2018 due to escalating tensions as the U.S. imposed tariffs on foreign goods and countries outside of the U.S. imposed tariffs of their own on U.S. products in response.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to shareholders

At a meeting held on August 14-15, 2016, the Board of Trustees of the Fund approved the liquidation of the Fund, with an expected liquidation date of the close of business on October 12, 2018. In addition, effective as of the close of business on Friday, August 17, 2018, the Fund was closed to all new shareholders and investments from existing shareholders, except that existing retirement plans, benefit plans, and retirement plan platforms may continue to add new participants and make additional purchases until the Fund’s liquidation date.

Class A shareholders of the Fund that hold their shares through the liquidation of the Fund will be permitted to use the liquidation proceeds from the redemption of Fund shares to purchase Class A shares of any other Wells Fargo Fund without the imposition of a front-end sales charge for a period of 90 days following the date of liquidation, subject to certain eligibility conditions, and shareholders of Class A and Class C shares of the Fund will not be charged any applicable Contingent Deferred Sales Charge if they elect to redeem their shares.

The Fund may begin to experience greater redemption activity as the Fund approaches its liquidation date. As portfolio managers effect portfolio transactions to meet redemptions and prepare the Fund for liquidation, the Fund may not meet its investment objective and principal investment strategies. The Fund will incur transaction costs as a result of these portfolio transactions which will indirectly be borne by the Fund’s shareholders. The Fund may be required to make a distribution of income and capital gains realized, if any, from liquidating its portfolio. The likelihood or amount of any distribution cannot be determined at this time. It is anticipated that any distribution would be paid to shareholders prior to liquidation. Shareholders of the Fund on the date of liquidation will receive a distribution of their account proceeds on the settlement date in complete redemption of their shares. Please consult with a tax advisor to determine your specific tax consequences, if any.

Letter to shareholders (unaudited)	Wells Fargo Alternative Strategies Fund	5

Notice to shareholders

At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

6	Wells Fargo Alternative Strategies Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadvisers

The Rock Creek Group, L.P.

Chilton Investment Company, LLC

Ellington Global Asset Management, LLC

BNY Mellon Asset Management North America Corporation (formerly known as Mellon Capital Management Corporation)

Sirios Capital Management, L.P.

Wellington Management Company LLP

Portfolio managers

John F. Brennan, Jr.

Richard L. Chilton, Jr.

Vassilis Dagioglu

Robert Kinderman

Sudhir Krishnamurthi

Kenneth LaPlace

Kent M. Stahl, CFA®

James Stavena

Gregg R. Thomas, CFA®

Ronald van der Wouden

Torrey Zaches

Average annual total returns (%) as of June 30, 2018

		Including sales charge		Excluding sales charge		Expense ratios[1] (%)
	Inception date	1 year	Since inception	1 year	Since inception	Gross	Net[2]
Class A (WALTX)	4-30-2014	(3.80)	0.83	2.11	2.27	3.35	2.98
Class C (WACTX)	4-30-2014	0.38	1.51	1.38	1.51	4.10	3.73
Administrator Class (WADTX)	4-30-2014	–	–	2.28	2.55	3.27	2.83
Institutional Class (WAITX)	4-30-2014	–	–	2.38	2.52	3.02	2.73
Bloomberg Barclays U.S. Aggregate Bond Index[3]	–	–	–	(0.40)	1.97	–	–
HFRI Fund of Funds Composite Index[4]	–	–	–	5.49	2.95	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

The Fund does not invest directly in hedge funds but pursues similar strategies to those typically used by hedge funds. The Fund invests using alternative investment strategies such as equity hedged, event driven, global macro, and relative value, which are speculative and entail a high degree of risk. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Borrowing money to purchase securities or cover short positions magnifies losses and incurs expenses. Short selling is generally considered speculative, has the potential for unlimited loss, and may involve leverage. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. The Fund is exposed to high-yield securities risk, mortgage- and asset-backed securities risk, convertible securities risk, loan risk, regulatory risk, and smaller-company securities risk. Consult a Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Alternative Strategies Fund	7

Growth of $10,000 investment as of June 30, 2018[5]

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.10% in acquired fund fees and expenses and 0.73% in prime broker fees and dividend expenses on securities sold short. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report which include dividend and other expenses related to securities sold short but do not include acquired fund fees and expenses incurred from investment made by The Rock Creek Group, LP.

[2]

The manager has contractually committed through October 31, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 2.22% for Class A, 2.97% for Class C, 2.07% for Administrator Class, and 1.97% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), dividend and other expenses related to securities sold short, and extraordinary expenses are excluded from the expense cap. Acquired fund fees and expenses incurred by investments made by The Rock Creek Group, LP, a subadviser of the Fund, are included in the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-based securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]

The Hedge Fund Research Incorporated (HFRI) Fund of Funds Composite Index is a global, equally-weighted index of hedge funds that invest with multiple managers in a broad range of strategies. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares since inception with the Bloomberg Barclays U.S. Aggregate Bond Index and HFRI Fund of Funds Composite Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]

The chart shows the percentage of Fund holdings within a particular sector that was held long (securities owned by the Fund) or sold short (sale of borrowed securities). Gross exposure is the absolute value of the long positions and short positions combined. Net exposure is the percentage of long positions minus the percentage of positions sold short.

[7]

Strategy allocation is calculated based on the market value of total investments. Cash shown is the sweep cash position of the Fund, and excludes any cash or cash equivalents that may be pledged as collateral for other investments of the Fund. Strategy allocation is subject to change and may have changed since the date specified.

[8]

The ten largest long and short position holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

8	Wells Fargo Alternative Strategies Fund	Performance highlights (unaudited)

MANAGERS’ DISCUSSION

Fund highlights

∎

The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the 12-month period that ended June 30, 2018. The Fund invests assets across a number of alternative investment strategies in an effort to achieve relatively low sensitivity and low volatility relative to major equity markets. It thus benchmarks itself against the Bloomberg Barclays U.S. Aggregate Bond Index, despite investing in a number of equity strategies.

∎

Coordinated global growth over the period provided a tailwind for equity markets, and the equity hedged sleeve was a strong contributor to performance. The event driven sleeve’s structured credit exposure yielded consistent profits and the relative value sleeve generated a small gain as well.

∎	The global macro sleeve subtracted from performance due in large part to short U.S. equity positioning relative to non-U.S. equities and long emerging market currencies versus the U.S. dollar.

Synchronized global growth supported equity prices during most of the period.

Global equity markets continued their unprecedented run through the end of 2017 and into the first part of 2018. Asset prices were well supported by the synchronization of the global economic rally as all regions saw economic data surprises to the upside. In the U.S., employment conditions remained strong and a reduction in corporate tax rates supported an uptick in economic growth (for example, manufacturing production) and corporate earnings. It was a similar story in Europe as gross domestic product continued to be revised higher, purchasing manager indices came in at record highs, and consumer confidence reached a 16-year high. The Fund performed well, with solid contributions from the equity hedged sleeve. Less directional strategies such as event driven and relative value also produced profits.

A February 2018 shift influenced investor sentiment.

The trading environment began to shift considerably in early February 2018. The first development was higher-than-expected wage growth in the U.S., which served as a catalyst for heightening fears over inflation and corresponding interest rate hikes. Markets quickly gave back months of gains in a matter of days and equity volatility rose briefly to levels last seen in 2011. However, those fears were quickly eclipsed by a hard turn toward protectionist trade policies when the U.S. announced sharp increases in tariffs on most of its trading partners. Although underlying fundamentals remain strong and most global economic indicators continue to point upward, the escalating trade disputes have taken a toll on equities, especially in emerging markets.

Sector allocation as of June 30, 2018[6]
	Gross exposure (%)	Net exposure (%)
Consumer Discretionary	10.52	11.92
Consumer Staples	4.15	4.41
Energy	2.18	2.23
Financials	11.12	12.67
Health Care	7.10	7.58
Industrials	13.52	15.41
Information Technology	7.03	7.52
Materials	8.04	9.16
Real Estate	0.69	0.79
Telecommunication Services	1.25	1.43
Utilities	0.66	0.75
Other	33.74	26.13

Portfolio adjustments in the first quarter of 2018 were reflective of our view that U.S. equities looked relatively expensive compared with other developed markets. We increased the Fund’s overall equity hedged allocation but removed a U.S.-focused subadvisor, Passport Capital, LLC. We also increased Wellington Management Company, LLP’s allocation and changed its mandate to emphasize a bias toward Europe and Japan. We removed relative value subadvisor Pine River Capital Management L.P. and reallocated the capital to broaden the Fund’s global macro allocation through an investment in the Western Asset Management Company macro fund. Western Asset Management Company’s focus on fixed income and currency trading provides diversification away from equities but increases the Fund’s exposure to emerging markets.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Alternative Strategies Fund	9

U.S.-focused equity hedged subadvisors were the strongest contributors to performance.

The increase in uncertainty about global economic growth and a stronger U.S. dollar have caused U.S. equities to outperform non-U.S. equities in the second quarter of 2018. The Fund’s U.S.-focused equity hedged subadvisors were the strongest contributors to performance in this period. Profits were generated by long exposures in the information technology, consumer discretionary, and financials sectors. We believe the Fund is well positioned in its equity allocation going forward for an economy that is in the late-stage cycle. The credit market has been weighed down by higher interest rates, but the Fund has not been unduly affected because of its minimal exposure to the corporate credit asset class. On the other hand, event driven subadvisor Ellington Global Asset Management, LLC, provided exposure to structured credit, which has performed well because of its lower interest rate sensitivity.

Strategy allocation as of June 30, 2018[7]

The global macro sleeve was the main source of losses during the period. Mellon Capital Management Corporation’s bullish view toward the U.S. dollar has been additive in recent months but not adequate to offset earlier losses. The manager’s relative short bias in U.S. equities also held back performance. Moreover, Western Asset Management Company’s long positioning in emerging market rates suffered losses over the second half of the period.

Ten largest long position holdings (%) as of June 30, 2018[8]
Western Asset Macro Opportunities Fund	6.67
The Sherwin-Williams Company	2.68
Becton Dickinson & Company	1.45
JPMorgan Chase & Company	1.40
CSX Corporation	1.25
FedEx Corporation	1.15
The Home Depot Incorporated	1.14
AQR Managed Futures Strategy Fund Class I	0.96
AQR Alternative Risk Premia Fund Class R6	0.95
Microsoft Corporation	0.93

Ten largest short position holdings (%) as of June 30, 2018[8]
SPDR S&P 500	(6.89)
iShares Russell 1000 ETF	(0.71)
Technology Select Sector SPDR Fund	(0.61)
Consumer Discretionary Select Sector SPDR Fund	(0.35)
Accenture plc Class A	(0.34)
Wal-Mart Stores Incorporated	(0.23)
Eli Lilly and Company	(0.18)
Amgen Incorporated	(0.18)
Exxon Mobil Corporation	(0.17)
Industrial Select Sector SPDR Fund	(0.07)

Looking ahead, the potential is for greater volatility and opportunities.

While the returns from global macro strategies were disappointing, we expect that over time divergences in central bank monetary policies and ongoing trade disputes should lead to greater volatility and opportunities for these strategies. We also anticipate maintaining a sizable allocation to the equity hedged sleeve to capture opportunities in non-U.S. markets and the attractive trading environment in the U.S. that is appropriately hedged. Stock prices are continuing to respond to earnings and news flow and helping fundamental-driven managers like Chilton Investment Company and Sirios Capital Management, L.P., generate attractive returns. The healthy U.S. economy and business conditions should continue to allow well-positioned companies to thrive. At the same time, tightening money supply and labor market conditions, along with other potential inflationary and competitive pressures, have tamed the bullish market sentiment that was so prevalent last year and led to a number of short equity strategy opportunities.

Please see footnotes on page 7.

10	Wells Fargo Alternative Strategies Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2018 to June 30, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2018	Ending account value 6-30-2018	Expenses paid during the period¹	Annualized net expense ratio*
Class A
Actual	$1,000.00	$1,025.00	$11.58	2.31%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.36	$11.51	2.31%
Class C
Actual	$1,000.00	$1,026.70	$15.37	3.06%
Hypothetical (5% return before expenses)	$1,000.00	$1,009.62	$15.24	3.06%
Administrator Class
Actual	$1,000.00	$1,021.40	$10.81	2.16%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.10	$10.77	2.16%
Institutional Class
Actual	$1,000.00	$1,020.40	$10.31	2.06%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.59	$10.28	2.06%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

*	Amounts include dividends and other expenses related to securities sold short which are not included in the expense caps.

Consolidated portfolio of investments—June 30, 2018	Wells Fargo Alternative Strategies Fund	11

Security name	Shares	Value

Common Stocks: 52.72%

Consumer Discretionary: 8.30%

Auto Components: 0.34%
Bridgestone Corporation	1,850	$72,266
Hyundai Mobis Company	161	30,622
Magna International Incorporated	202	11,748
NGK Spark Plug Company Limited	1,460	41,506
Nokian Renkaat Oyj	1,498	58,988
Tokai Rika Company Limited	2,526	47,891
Toyo Tire & Rubber Company Limited	9,241	134,723
Toyota Industries Corporation	1,251	70,026
TS Tech Company Limited	619	25,787

		493,557

Automobiles: 0.70%
Guangzhou Automobile Group Company Limited H Shares	27,440	26,697
Hyundai Motor Company	241	27,087
Isuzu Motors Limited	4,231	56,091
Nissan Motor Company Limited	6,550	63,733
Renault SA	310	26,264
Suzuki Motor Corporation	2,442	134,574
Thor Industries Incorporated	6,962	678,029

		1,012,475

Distributors: 0.03%
Canon Marketing Japan Incorporated	953	19,850
Paltac Corporation	454	26,108

		45,958

Diversified Consumer Services: 0.35%
Bright Horizons Family Solutions Incorporated †	1,611	165,160
New Oriental Education & Technology Group Incorporated ADR	357	33,794
ServiceMaster Global Holdings Incorporated †	5,133	305,260

		504,214

Hotels, Restaurants & Leisure: 1.26%
Aristocrat Leisure Limited	367	8,381
Domino’s Pizza Incorporated	1,888	532,737
Galaxy Entertainment Group Limited	1,000	7,708
Hana Tour Service Incorporated	547	42,852
Kyoritsu Maintenance Company Limited	1,165	63,836
McDonald’s Corporation	2,503	392,195
McDonald’s Holdings Company Japan Limited	282	14,380
Melco Crown Entertainment Limited ADR	154	4,312
OPAP SA	7,525	84,844
Oriental Land Company Limited	349	36,591
Pepper Food Service Company Limited	366	15,051
Restaurant Brands International Incorporated	9,189	554,097
Restaurant Brands International Incorporated - Toronto Exchange	169	10,194
Round One Corporation	1,316	20,657

The accompanying notes are an integral part of these consolidated financial statements.

12	Wells Fargo Alternative Strategies Fund	Consolidated portfolio of investments—June 30, 2018

Security name	Shares	Value

Hotels, Restaurants & Leisure (continued)
Sands China Limited	1,200	$6,398
Tosho Company Limited	585	22,319

		1,816,552

Household Durables: 1.11%
Cairn Homes plc †	47,742	98,125
D.R. Horton Incorporated (b)	21,681	888,921
Fujitsu General Limited	2,838	44,354
Glenveagh Properties plc †144A	64,208	86,229
Neinor Homes SA †144A	4,205	78,595
NVR Incorporated †	86	255,450
Sekisui Chemical Company Limited	4,109	69,897
Sony Corporation	823	42,149
Techtronic Industries Company Limited	1,000	5,554
Token Corporation	344	30,311

		1,599,585

Internet & Direct Marketing Retail: 0.05%
Askul Corporation	1,858	60,152
Qliro Group AB †	11,815	17,499

		77,651

Leisure Products: 0.58%
Bandai Namco Holdings Incorporated	2,145	88,356
Hasbro Incorporated	6,969	643,308
The Thule Group AB 144A	2,942	72,923
Yamaha Corporation	549	28,492

		833,079

Media: 1.43%
CBS Corporation Class B	3,399	191,092
Cineworld Group plc	25,390	88,619
CJ CGV Company Limited	592	35,670
CJ E&M Corporation	672	59,656
CTS Eventim AG & Company KGaA	2,095	102,860
CyberAgent Incorporated	405	24,289
IMAX China Holding Incorporated 144A	8,653	26,283
M6 Metropole Television SA	705	14,100
Nippon Television Network Corporation	7,954	134,063
PT Media Nusantara Citra Tbk	345,200	22,103
Shaw Communications Incorporated Class B	396	8,067
Societe Television Francaise 1 SA	5,720	60,161
The Walt Disney Company	7,021	735,871
Wolters Kluwer NV	2,392	134,375
World Wrestling Entertainment Incorporated Class A (b)	5,991	436,265

		2,073,474

Multiline Retail: 0.25%
Dollarama Incorporated	207	8,024
Don Quijote Company Limited	307	14,736

The accompanying notes are an integral part of these consolidated financial statements.

Consolidated portfolio of investments—June 30, 2018	Wells Fargo Alternative Strategies Fund	13

Security name	Shares	Value

Multiline Retail (continued)
Hyundai Department Store Company Limited	838	$86,871
Marks & Spencer Group plc	15,671	60,874
Marui Group Company Limited	5,326	112,033
PT Matahari Department Store Tbk	52,000	31,848
Ryohin Keikaku Company Limited	93	32,673
Seria Company Limited	300	14,377

		361,436

Specialty Retail: 2.04%
CarMax Incorporated (b)†	9,077	661,441
Ceconomy AG	6,415	53,351
Fourlis Holdings SA	3,378	23,669
Halfords Group plc	10,995	50,215
Hikari Tsushin Incorporated	261	45,805
Maisons du Monde SA	2,366	87,007
Nishimatsuya Chain Company Limited	2,932	33,697
Shimamura Company Limited	395	34,728
Superdry plc	2,291	33,860
The Home Depot Incorporated (b)	8,461	1,650,741
ULTA Beauty Incorporated †	1,143	266,845

		2,941,359

Textiles, Apparel & Luxury Goods: 0.16%
Geox SpA	8,918	25,141
LVMH Moet Hennessy Louis Vuitton SA	321	106,578
Moncler SpA	2,148	97,466

		229,185

Consumer Staples: 3.32%

Beverages: 1.57%
Asahi Breweries Limited	2,263	116,064
Brown-Forman Corporation Class B	193	9,459
Constellation Brands Incorporated Class A (b)	2,541	556,149
Davide Campari-Milano SpA	99,291	814,973
Heineken NV	1,077	107,903
The Coca-Cola Company (b)	15,039	659,611
Treasury Wine Estates Limited	453	5,820

		2,269,979

Food & Staples Retailing: 0.89%
Aeon Company Limited	1,620	34,655
Alimentation Couche-Tard Incorporated Class B	239	10,382
BJ’s Wholesale Club Holdings Incorporated †	3,865	91,407
Cocokara Fine Incorporated	394	24,225
Costco Wholesale Corporation	3,490	729,340
J Sainsbury plc	23,130	97,881
Kusuri no Aoki Holdings Company Limited	329	21,891
Loblaw Companies Limited	192	9,873

The accompanying notes are an integral part of these consolidated financial statements.

14	Wells Fargo Alternative Strategies Fund	Consolidated portfolio of investments—June 30, 2018

Security name	Shares	Value

Food & Staples Retailing (continued)
Matsumotokiyoshi Holdings Company Limited	569	$25,533
Metro AG	3,876	47,767
Raia Drogasil SA	2,675	45,829
Seven & I Holdings Company Limited	1,984	86,533
Tsuruha Holdings Incorporated	114	14,279
Wesfarmers Limited	577	21,053
Woolworths Group Limited	744	16,802

		1,277,450

Food Products: 0.55%
Ajinomoto Company Incorporated	4,893	92,620
Chocoladefabriken Lindt & Sprungli AG	3	227,904
CJ Cheiljedang Corporation	495	156,712
Cranswick plc	1,920	85,268
Ezaki Glico Company Limited	1,627	78,154
Kikkoman Corporation	622	31,404
Kotobuki Spirits Company Limited	497	25,985
Orion Holdings Corporation	1,738	42,899
Viscofan SA	809	55,034
WH Group Limited 144A	5,500	4,451

		800,431

Household Products: 0.04%
Pigeon Corporation	646	31,394
Unicharm Corporation	681	20,474

		51,868

Personal Products: 0.18%
Beiersdorf AG	1,395	158,121
KOSE Corporation	141	30,328
Pola Orbis Holdings Incorporated	619	27,202
Shiseido Company Limited	464	36,821

		252,472

Tobacco: 0.09%
Japan Tobacco Incorporated	4,845	135,400

Energy: 1.74%

Energy Equipment & Services: 0.51%
Fugro NV †	2,653	38,430
Halliburton Company	2,725	122,789
Saipem SpA †	16,021	73,475
Schlumberger Limited	3,330	223,210
TechnipFMC plc	5,775	183,299
TGS Nopec Geophysical Company ASA	2,556	93,869

		735,072

Oil, Gas & Consumable Fuels: 1.23%
Andeavor Corporation	811	106,387
BP plc	28,748	218,730

The accompanying notes are an integral part of these consolidated financial statements.

Consolidated portfolio of investments—June 30, 2018	Wells Fargo Alternative Strategies Fund	15

Security name	Shares	Value

Oil, Gas & Consumable Fuels (continued)
BP plc ADR	2,760	$126,022
Canadian Natural Resources Limited	551	19,887
Cenovus Energy Incorporated	568	5,898
China Shenhua Energy Company Limited H Shares	29,453	69,664
ConocoPhillips	1,632	113,620
Cosmo Energy Holdings Company Limited	591	20,696
Enbridge Incorporated - Toronto Exchange	805	28,780
EnCana Corporation	632	8,254
Eni SpA	9,761	180,982
JXTG Holdings Incorporated	2,944	20,425
Oil Search Limited	1,102	7,240
Origin Energy Limited †	988	7,328
Pembina Pipeline Corporation	369	12,780
Petroleo Brasileiro SA ADR	2,094	21,003
Pioneer Natural Resources Company	1,211	229,170
Royal Dutch Shell plc Class A ADR	1,762	121,983
Royal Dutch Shell plc Class B	4,567	163,558
Santos Limited †	1,083	5,016
Suncor Energy Incorporated	810	32,963
Total SA	3,587	217,823
TransCanada Corporation	479	20,725
Woodside Petroleum Limited	527	13,811

		1,772,745

Financials: 8.85%

Banks: 4.98%
Australia & New Zealand Banking Group Limited	1,393	29,155
Bank Leumi Le-Israel	1,215	7,189
Bank of America Corporation (b)	44,908	1,265,957
Bank of Ireland Group plc	28,768	223,246
Bank of Montreal	321	24,813
BNP Paribas SA	4,850	300,006
BOC Hong Kong Holdings Limited	2,000	9,400
BPER Banca SpA	11,127	60,713
CaixaBank SA	19,015	81,846
Canadian Imperial Bank of Commerce	222	19,312
China Construction Bank H Shares	91,250	83,497
Citigroup Incorporated	13,138	879,195
Commonwealth Bank of Australia	802	43,254
Concordia Financial Group Limited	2,853	14,498
DBS Group Holdings Limited	800	15,558
FinecoBank SpA	7,051	79,374
Hang Seng Bank Limited	400	9,988
HSBC Holdings plc	19,140	178,851
ICICI Bank Limited ADR	4,123	33,108
ING Groep NV	6,202	89,027
JPMorgan Chase & Company (b)	19,424	2,023,981
Mitsubishi UFJ Financial Group Incorporated	47,143	267,059
National Australia Bank Limited	1,278	25,949

The accompanying notes are an integral part of these consolidated financial statements.

16	Wells Fargo Alternative Strategies Fund	Consolidated portfolio of investments—June 30, 2018

Security name	Shares	Value

Banks (continued)
Oversea-Chinese Banking Corporation Limited	1,700	$14,480
Regions Financial Corporation (b)	27,297	485,341
Royal Bank of Canada	654	49,245
Sberbank of Russia ADR	2,175	31,222
Societe Generale SA	2,250	94,567
Standard Chartered plc	9,394	85,330
State Bank of India	395	14,813
Sumitomo Mitsui Trust Holdings Incorporated	1,693	66,795
The Bank of Nova Scotia	556	31,483
The San-in Godo Bank Limited	3,860	34,458
The Toronto-Dominion Bank	828	47,923
Unicaja Banco SA	28,382	48,606
UniCredit SpA	6,788	112,507
United Overseas Bank Limited	700	13,719
US Bancorp	4,591	232,412
Western Alliance Bancorp †	406	22,984
Westpac Banking Corporation	1,582	34,356

		7,185,217

Capital Markets: 2.21%
Affiliated Managers Group Incorporated (b)	3,263	485,110
Banca Generali SpA	3,251	80,691
BrightSphere Investment Group Incorporated	9,666	137,837
Brookfield Asset Management Incorporated Class A	466	18,904
Euronext NV 144A	889	56,334
GAM Holding AG	4,258	58,551
Hong Kong Exchanges & Clearing Limited	600	17,957
Julius Baer Group Limited	1,119	65,541
M&A Capital Partners Company Limited †	159	14,151
Macquarie Group Limited	177	16,131
Monex Beans Holdings Incorporated	4,501	25,949
Moody’s Corporation	2,761	470,916
Samsung Securities Company Limited	1,459	45,541
Sanne Group plc	11,339	100,862
SBI Holdings Incorporated	1,243	31,871
The Blackstone Group LP	27,724	891,881
The Goldman Sachs Group Incorporated	1,148	253,214
Thomson Reuters Corporation	234	9,443
UBS Group AG	17,817	273,141
VZ Holding AG	251	78,891
XPS Pensions Group plc	23,162	56,158

		3,189,074

Consumer Finance: 0.07%
Acom Company Limited	19,104	73,340
Credit Saison Company Limited	1,671	26,253

		99,593

The accompanying notes are an integral part of these consolidated financial statements.

Consolidated portfolio of investments—June 30, 2018	Wells Fargo Alternative Strategies Fund	17

Security name	Shares	Value

Diversified Financial Services: 0.97%
AMP Limited	2,136	$5,618
Berkshire Hathaway Incorporated Class B (b)†	6,440	1,202,026
D. Carnegie & Company AB †	3,787	61,392
GT Capital Holdings Incorporated	1,780	30,352
Hypoport AG †	497	92,447
Japan Investment Adviser Company Limited	292	14,263

		1,406,098

Insurance: 0.62%
Ageas NV	1,909	96,105
AIA Group Limited	5,400	47,042
Assicurazioni Generali SpA	5,891	98,486
Coface SA	717	7,950
Fairfax Financial Holdings Limited	17	9,526
Insurance Australia Group Limited	1,464	9,236
Manulife Financial Corporation	1,064	19,117
MS&AD Insurance Group Holdings Incorporated	2,655	82,461
QBE Insurance Group Limited	1,005	7,235
Sony Financial Holdings Incorporated	4,642	88,444
Storebrand ASA	4,331	34,858
Sun Life Financial Incorporated	347	13,944
Suncorp Group Limited	939	10,127
T&D Holdings Incorporated	3,640	54,593
Tokio Marine Holdings Incorporated	5,082	237,752
Zurich Insurance Group AG	241	71,271

		888,147

Health Care: 5.67%

Biotechnology: 0.13%
Abcam plc	5,106	89,698
CSL Limited	204	29,038
Hugel Incorporated †	114	49,301
Takara Bio Incorporated	746	15,566

		183,603

Health Care Equipment & Supplies: 3.14%
Abbott Laboratories (b)	12,105	738,284
Becton Dickinson & Company (b)	8,748	2,095,671
Boston Scientific Corporation (b)†	26,995	882,737
Cellavision AB	2,058	40,932
Consort Medical plc	4,345	68,353
Elekta AB Class B	3,917	51,484
IDEXX Laboratories Incorporated †	2,432	530,030
Nipro Corporation	8,080	93,226
Terumo Corporation	489	27,994

		4,528,711

Health Care Providers & Services: 0.95%
BML Incorporated	1,144	29,447
Medipal Holdings Corporation	1,331	26,736

The accompanying notes are an integral part of these consolidated financial statements.

18	Wells Fargo Alternative Strategies Fund	Consolidated portfolio of investments—June 30, 2018

Security name	Shares	Value

Health Care Providers & Services (continued)
Orpea SA	779	$103,761
Shanghai Pharmaceuticals Holding Company Limited H Shares	20,000	55,046
Sinopharm Group Company Limited H Shares	11,600	46,648
Universal Health Services Incorporated Class B	9,946	1,108,382

		1,370,020

Health Care Technology: 0.02%
Agfa-Gevaert NV †	8,834	37,026

Life Sciences Tools & Services: 0.84%
IQVIA Holdings Incorporated †	5,134	512,476
Mettler-Toledo International Incorporated †	630	364,537
Sartorius Stedim Biotech	946	98,689
Thermo Fisher Scientific Incorporated	1,144	236,968

		1,212,670

Pharmaceuticals: 0.59%
Almirall SA	2,683	35,860
Astellas Pharma Incorporated	1,370	20,849
AstraZeneca plc	4,045	279,781
Daiichi Sankyo Company Limited	1,126	43,017
Eisai Company Limited	493	34,702
Novartis AG	2,407	182,332
Ono Pharmaceutical Company Limited	4,283	100,269
Roche Holding AG	400	88,743
Sumitomo Dainippon Pharma Company Limited	1,263	26,695
Taisho Pharmaceutical Holding Company Limited	221	25,853
Teva Pharmaceutical Industries Limited ADR	450	10,944
Valeant Pharmaceuticals International Incorporated †	176	4,097

		853,142

Industrials: 10.77%

Aerospace & Defense: 2.17%
Airbus SE	9,646	1,125,638
Bombardier Incorporated Class B †	1,154	4,565
Cobham plc †	62,522	105,720
General Dynamics Corporation	2,268	422,778
HEICO Corporation	6,544	477,236
Leonardo-Finmeccanica SpA	8,691	85,540
Lockheed Martin Corporation	1,714	506,367
Qinetiq Group plc	25,198	89,431
The Boeing Company	551	184,866
Ultra Electronics Holdings plc	5,966	129,915

		3,132,056

Air Freight & Logistics: 1.28%
Correios de Portugal SA	8,034	28,143
FedEx Corporation (b)	7,313	1,660,490
ID Logistics Group SA †	316	51,147

The accompanying notes are an integral part of these consolidated financial statements.

Consolidated portfolio of investments—June 30, 2018	Wells Fargo Alternative Strategies Fund	19

Security name	Shares	Value

Air Freight & Logistics (continued)
PostNL NV	19,216	$72,011
Yamato Holdings Company Limited	1,039	30,581

		1,842,372

Airlines: 0.28%
Air France-KLM †	8,664	70,804
Japan Airlines Company Limited	2,092	74,122
SAS AB †	16,834	32,157
Southwest Airlines Company	4,570	232,522

		409,605

Building Products: 0.41%
Compagnie de Saint-Gobain SA	6,092	271,368
Fortune Brands Home & Security Incorporated	5,608	301,094
Noritz Corporation	1,333	21,698

		594,160

Commercial Services & Supplies: 0.97%
Aeon Delight Company Limited	912	30,992
Babcock International Group plc	8,727	93,767
Brambles Limited	1,143	7,504
Cintas Corporation	3,435	635,715
KAR Auction Services Incorporated	1,576	86,365
Loomis AB Class B	2,142	74,210
Pilot Corporation	274	15,243
Republic Services Incorporated	4,256	290,940
Restore plc	14,514	98,839
Serco Group plc †	49,160	64,081

		1,397,656

Construction & Engineering: 0.37%
China State Construction International Holdings Limited	26,700	27,310
Hazama Ando Corporation	6,783	61,654
JGC Corporation	3,445	69,296
Kinden Corporation	2,164	35,294
Kumagai Gumi Company Limited	1,727	60,543
SNC-Lavalin Group Incorporated	194	8,568
Taisei Corporation	1,795	98,850
Toshiba Plant Systems & Services Corporation	2,869	65,554
Vinci SA	1,068	102,519

		529,588

Electrical Equipment: 0.31%
Melrose Industries plc	22,134	61,932
Mitsubishi Electric Corporation	2,930	38,709
Nissin Electric Company Limited	2,850	26,206
Schneider Electric SE	1,102	91,650
Sumitomo Electric Industries Limited	13,605	202,342
Zumtobel Group AG	3,225	24,658

		445,497

The accompanying notes are an integral part of these consolidated financial statements.

20	Wells Fargo Alternative Strategies Fund	Consolidated portfolio of investments—June 30, 2018

Security name	Shares	Value

Industrial Conglomerates: 0.16%
CK Hutchison Holdings Limited	1,500	$15,879
Jardine Matheson Holdings Limited	200	12,603
Keppel Corporation Limited	1,300	6,801
Koninklijke Philips NV	2,323	98,421
Rheinmetall AG	650	71,515
Seibu Holdings Incorporated	1,400	23,576

		228,795

Machinery: 1.29%
Alstom SA	4,735	217,234
Amada Company Limited	5,425	52,066
Hino Motors Limited	5,683	60,599
Interpump Group SpA	1,828	56,668
Kawasaki Heavy Industries Limited	3,286	96,643
Minebea Company Limited	4,864	81,967
NGK Insulators Limited	7,245	128,730
Rotork plc	18,766	82,648
SMC Corporation	126	46,127
Spirax-Sarco Engineering plc	1,341	114,996
Stabilus SA	1,006	90,372
Tadano Limited	3,061	37,541
Takuma Company Limited	3,918	47,646
Troax Group AB	2,479	79,849
Washtec AG Common Stock	862	75,988
Xylem Incorporated	8,842	595,774

		1,864,848

Marine: 0.11%
A.P. Moller Maersk AS Class B	55	68,040
DS Norden AS †	2,696	47,640
Nippon Yusen Kabushiki Kaisha	2,239	44,358

		160,038

Professional Services: 0.27%
Adecco SA	1,664	98,199
Benefit One Incorporated	1,109	31,266
Bureau Veritas SA	3,726	99,325
Hays plc	25,941	63,703
JAC Recruitment Company Limited	1,209	26,037
Outsourcing Incorporated	1,430	26,453
SThree plc	2,897	13,955
TechnoPro Holdings Incorporated	454	27,878

		386,816

Road & Rail: 2.64%
Canadian National Railway Company	375	30,673
Canadian Pacific Railway Limited	83	15,210
Central Japan Railway Company	101	20,910
CJ Korea Express Corporation †	454	68,469

The accompanying notes are an integral part of these consolidated financial statements.

Consolidated portfolio of investments—June 30, 2018	Wells Fargo Alternative Strategies Fund	21

Security name	Shares	Value

Road & Rail (continued)
CSX Corporation (b)	28,201	$1,798,660
Firstgroup plc †	11,470	12,565
Fukuyama Transporting Company Limited	535	27,310
Go-Ahead Group plc	2,633	55,009
Kansas City Southern	7,020	743,839
Localiza Rent A Car SA	5,050	30,920
Old Dominion Freight Line Incorporated (b)	4,386	653,338
Sankyu Incorporated	575	30,178
SEINO Holdings Company Limited	1,348	23,853
Union Pacific Corporation	2,147	304,187

		3,815,121

Trading Companies & Distributors: 0.37%
Diploma plc	5,775	99,919
IMCD Group NV	1,393	93,153
Itochu Corporation	7,757	140,292
MonotaRO Company Limited	697	30,790
Rexel SA	5,071	72,795
SIG plc	18,581	34,114
Sojitz Corporation	5,383	19,495
Sumitomo Corporation	1,828	29,979
Trusco Nakayama Corporation	569	14,197

		534,734

Transportation Infrastructure: 0.14%
BBA Aviation plc	36,038	161,673
Hamburger Hafen und Logistik AG	1,083	23,431
Transurban Group	1,391	12,318

		197,422

Information Technology: 5.61%

Communications Equipment: 0.18%
Nokia Oyj	28,042	160,845
Telefonaktiebolaget LM Ericsson Class B	13,529	104,230

		265,075

Electronic Equipment, Instruments & Components: 0.46%
Enplas Corporation	982	27,325
Halma plc	4,730	85,170
Hamamatsu Photonics	561	24,082
Hitachi High Technologies Corporation	3,269	132,984
HMS Networks AB	2,172	37,151
Keyence Corporation	63	35,533
Kyocera Corporation	2,584	145,319
Lem Holding SA	29	43,201
Murata Manufacturing Company Limited	193	32,400
Optex Group Company Limited	529	14,758
Samsung SDI Company Limited	240	46,034

The accompanying notes are an integral part of these consolidated financial statements.

22	Wells Fargo Alternative Strategies Fund	Consolidated portfolio of investments—June 30, 2018

Security name	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Shimadzu Corporation	552	$16,654
TDK Corporation	267	27,187

		667,798

Internet Software & Services: 0.62%
Alibaba Group Holding Limited ADR †	306	56,772
DeNA Company Limited	7,824	146,510
Facebook Incorporated Class A †	1,112	216,084
GMO Internet Incorporated	856	20,308
Infomart Corporation	1,732	22,964
Just Eat plc †	4,300	44,094
Mail.Ru Group Limited †	949	27,521
OneMarket Limited †	67	63
PChome Online Incorporated	15,500	65,131
Shopify Incorporated Class A †	44	6,416
Yahoo! Japan Corporation	17,885	59,251
Yandex NV Class A †	6,478	232,560

		897,674

IT Services: 1.96%
ALTEN SA	865	88,918
Cerved Information Solutions SpA	8,431	90,297
CGI Group Incorporated Class A †	184	11,660
Digital Garage Incorporated	479	18,556
DTS Corporation	1,037	38,471
First Derivatives plc	1,247	76,526
Fujitsu Limited	16,950	102,573
GMO Payment Gateway Incorporated	172	19,802
International Business Machines Corporation (b)	3,462	483,641
MasterCard Incorporated Class A (b)	5,952	1,169,687
PayPal Holdings Incorporated †	6,855	570,816
Perspecta Incorporated	6,512	133,822
Sopra Steria Group	94	19,126

		2,823,895

Semiconductors & Semiconductor Equipment: 0.62%
Advantest Corporation	520	10,786
ams AG	704	52,209
Analog Devices Incorporated (b)	4,225	405,262
Broadcom Incorporated	1,039	252,103
King Yuan Electronics Company Limited	51,000	46,365
Renesas Electronics Corporation †	3,445	33,678
Soitec†	702	58,866
Tokyo Seimitsu Company Limited	877	28,905

		888,174

Software: 1.45%
Check Point Software Technologies Limited †	2,643	258,168
Constellation Software Incorporated	12	9,306

The accompanying notes are an integral part of these consolidated financial statements.

Consolidated portfolio of investments—June 30, 2018	Wells Fargo Alternative Strategies Fund	23

Security name	Shares	Value

Software (continued)
Imperva Incorporated †	1,875	$90,469
Intuit Incorporated	1,178	240,671
Microsoft Corporation (b)	13,671	1,348,097
NCsoft Corporation	165	54,910
Nexon Company Limited †	1,939	28,134
NHN Entertainment Corporation †	586	34,077
Nippon System Development Company Limited	1,025	23,333
Open Text Corporation	203	7,145

		2,094,310

Technology Hardware, Storage & Peripherals: 0.32%
FUJIFILM Holdings Corporation	1,136	44,307
Inventec Company Limited	79,000	61,953
Maxell Holdings Limited	5,171	87,011
Neopost SA	1,942	52,206
Samsung Electronics Company Limited	5,141	215,354

		460,831

Materials: 6.38%

Chemicals: 4.32%
Adeka Corporation	3,258	52,170
Borregaard ASA	3,553	38,309
Daicel Corporation	7,975	88,099
DowDuPont Incorporated	5,201	342,850
Fujimi Incorporated	1,235	27,327
Hanwha Chem Corporation	2,875	56,351
Hitachi Chemical Company Limited	3,053	61,462
Ingevity Corporation †	7,768	628,120
JSR Corporation	3,989	67,790
KH Neochem Company Limited	882	26,687
Lenzing AG	392	47,187
Nippon Chemical Industrial Company Limited	725	32,349
Nutrien Limited	332	18,062
PPG Industries Incorporated	2,198	227,999
Praxair Incorporated	3,050	482,358
Sanyo Chemical Industries Limited	747	32,326
Shin-Etsu Chemical Company Limited	1,346	119,617
The Sherwin-Williams Company (b)	9,475	3,861,726
Tokuyama Corporation	815	26,104

		6,236,893

Construction Materials: 0.78%
Anhui Conch Cement Company Limited A Shares	442	2,225
Anhui Conch Cement Company Limited H Shares	7,850	44,768
China Resources Cement Holdings Limited	51,675	52,005
CRH plc	5,491	193,142
LafargeHolcim Limited - BATS Exchange	3,794	184,473
Martin Marietta Materials Incorporated	2,281	509,416
Vicat SA	671	43,994

The accompanying notes are an integral part of these consolidated financial statements.

24	Wells Fargo Alternative Strategies Fund	Consolidated portfolio of investments—June 30, 2018

Security name	Shares	Value

Construction Materials (continued)
Wienerberger AG	3,948	$98,478

		1,128,501

Containers & Packaging: 0.86%
Amcor Limited	985	10,495
Ball Corporation	26,824	953,593
Smurfit Kappa Group plc	4,775	192,772
Vidrala SA	865	82,428

		1,239,288

Metals & Mining: 0.41%
Acacia Mining plc †	16,983	28,129
Agnico-Eagle Mines Limited	142	6,510
Anglo American plc	4,073	90,424
Barrick Gold Corporation	644	8,460
BHP Billiton Limited	1,462	36,582
BlueScope Steel Limited	369	4,709
First Quantum Minerals Limited	347	5,113
Franco-Nevada Corporation	108	7,882
Goldcorp Incorporated	484	6,645
JFE Holdings Incorporated	3,996	75,475
Mitsui Mining & Smelting Company Limited	1,228	52,119
Newcrest Mining Limited	393	6,381
Nippon Yakin Kogyo Company Limited	9,372	26,972
Petra Diamonds Limited †	43,262	32,060
Rio Tinto Limited	213	13,160
Salzgitter AG	860	37,417
South32 Limited - Athens Exchange	2,547	6,801
Teck Resources Limited Class B	287	7,311
Vale SA ADR	6,308	80,869
Yamato Kogyo Company Limited	1,967	59,338

		592,357

Paper & Forest Products: 0.01%
Oji Holdings Corporation	2,320	14,377

Real Estate: 0.55%

Equity REITs: 0.28%
Ascendas REIT	6,000	11,619
Goodman Group	1,448	10,323
Grivalia Properties Real Estate Investment Company	8,664	86,884
Hibernia REIT plc	52,286	91,589
LaSalle Logiport REIT	86	85,246
Link REIT	1,500	13,679
Scentre Group	4,096	13,308
Segro plc	7,391	65,091
Stockland Corporation Limited	3,007	8,835
Unibail-Rodamco-Westfield SE †	480	5,211
Wharf Real Estate Investment Company Limited	1,000	7,101

		398,886

The accompanying notes are an integral part of these consolidated financial statements.

Consolidated portfolio of investments—June 30, 2018	Wells Fargo Alternative Strategies Fund	25

Security name	Shares	Value

Real Estate Management & Development: 0.27%
CK Asset Holdings Limited	1,500	$11,874
Hong Kong Land Holdings Limited	1,200	8,579
Land & Houses PCL	164,200	56,005
LEG Immobilien AG	832	90,383
Metrovacesa SA †144A	4,826	84,537
Mitsubishi Estate Company Limited	1,865	32,557
Nomura Real Estate Holding Incorporated	1,279	28,318
Open House Company Limited	248	14,654
Sun Hung Kai Properties Limited	1,000	15,066
Swire Pacific Limited Class A	3,550	37,523
Tokyu Fudosan Holdings Corporation	2,645	18,658

		398,154

Telecommunication Services: 1.00%

Diversified Telecommunication Services: 0.69%
AT&T Incorporated	11,518	369,843
BT Group plc	26,368	75,643
China Telecom Corporation Limited H Shares	371,000	174,087
Hellenic Telecommunications Organization SA	7,995	98,633
Nippon Telegraph & Telephone Corporation	5,730	260,302
Singapore Telecommunications Limited GDR	6,100	13,784
Spark New Zealand Limited	3,188	8,046

		1,000,338

Wireless Telecommunication Services: 0.31%
China Mobile Limited	9,125	80,966
KDDI Corporation	3,963	108,368
NTT DOCOMO Incorporated	1,234	31,445
Orange Belgium SA	1,868	31,482
Rogers Communications Incorporated Class B	249	11,826
SoftBank Group Corporation	788	56,270
VEON Limited ADR	51,076	121,561

		441,918

Utilities: 0.53%

Electric Utilities: 0.05%
CLP Holdings Limited	1,500	16,157
Fortis Incorporated	397	12,689
The Chugoku Electric Power Company Incorporated	3,282	42,397

		71,243

Gas Utilities: 0.05%
China Resources Gas Group Limited	13,950	60,309
Hong Kong & China Gas Company Limited	6,600	12,616

		72,925

Independent Power & Renewable Electricity Producers: 0.05%
China Longyuan Power Group Corporation H Shares	53,000	42,575
Huadian Fuxin Energy Corporation Limited H Shares	122,000	28,526

		71,101

The accompanying notes are an integral part of these consolidated financial statements.

26	Wells Fargo Alternative Strategies Fund	Consolidated portfolio of investments—June 30, 2018

Security name			Shares	Value

Multi-Utilities: 0.38%
AGL Energy Limited			426	$7,088
Centrica plc			41,357	85,873
E.ON SE			22,077	235,219
Engie SA			4,872	74,525
RWE AG			2,549	57,925
Veolia Environnement SA			4,080	87,186

				547,816

Total Common Stocks (Cost $66,578,017)				76,087,505

Exchange-Traded Funds: 0.04%
iShares Core MSCI Europe ETF			1,170	55,669
TOPIX ETF			518	8,418

Total Exchange-Traded Funds (Cost $64,362)				64,087

Investment Companies: 8.58%

Alternative Investment Funds: 8.58%
AQR Alternative Risk Premia Fund Class R6 †			148,810	1,376,488
AQR Managed Futures Strategy Fund Class I †			158,756	1,382,766
Western Asset Macro Opportunities Fund			893,328	9,621,143

Total Investment Companies (Cost $13,492,373)				12,380,397

	Interest rate	Maturity date	Principal

Non-Agency Mortgage-Backed Securities: 18.09%
ACE Securities Corporation Series 2004-SD1 Class M3 (1 Month LIBOR +4.13%) ±	6.08%	11-25-2033	$475,000	468,676
ACE Securities Corporation Series 2006-ASP4 Class A2C (1 Month LIBOR +0.16%) ±	2.25	8-25-2036	541,499	526,687
Adjustable Rate Mortgage Trust Series 2005-6A Class 1A1 (1 Month LIBOR +0.54%) ±	2.63	11-25-2035	151,843	131,010
American Home Mortgage Assets Series 2005-1 Class 3A11 (1 Month LIBOR +0.54%) ±	2.63	11-25-2035	64,692	61,999
American Home Mortgage Investment Series 2005-1 Class 7A2 (6 Month LIBOR +2.00%) ±	4.52	6-25-2045	266,817	268,330
Amortizing Residential Collateral Trust Series 2002-BC7 Class M1 (1 Month LIBOR +1.20%) ±	3.29	10-25-2032	294,614	252,080
Banc of America Alternative Loan Trust Series 2006-3 Class 3A5	6.00	4-25-2036	311,661	291,636
Banc of America Funding Corporation Series 2005-F Class 6A2 ±±	3.64	9-20-2035	355,107	339,749
Bear Stearns Alt-A Trust Series 2004-12 Class 2A2 ±±	3.59	1-25-2035	199,653	166,076
Bear Stearns Alt-A Trust Series 2004-12 Class 2A4 ±±	3.66	1-25-2035	425,361	399,398
Bear Stearns Asset Backed Securities Trust Series 2001-3 Class A1 (1 Month LIBOR +0.90%) ±	2.86	10-27-2032	692,639	670,233
Bear Stearns Mortgage Funding Trust Series 2006-AR3 Class 2A1 (1 Month LIBOR +0.20%) ±	2.29	11-25-2036	216,119	218,451
Chase Mortgage Finance Corporation Series 2006-A1 Class 4A1 ±±	3.58	9-25-2036	173,176	162,353
Chase Mortgage Finance Corporation Series 2007-A2 Class 2A2 ±±	3.62	7-25-2037	378,116	376,226
Citicorp Mortgage Securities Incorporated Series 2005-7 Class 3A1	5.00	10-25-2035	41,453	41,432
Citigroup Mortgage Loan Trust Incorporated Series 2007-10 Class 2A3A ±±	3.74	9-25-2037	973,560	928,544
Citigroup Mortgage Loan Trust Incorporated Series 2010-4 Class 3A6 144A±±	6.25	11-25-2037	262,754	205,414
Citimortgage Alternative Loan Trust Series 2007-A5 Class 1A12 ¤	0.00	5-25-2037	928,729	624,259
Countrywide Alternative Loan Trust Series 2005-54CB Class 2A3	5.50	11-25-2035	490,453	446,204
Countrywide Alternative Loan Trust Series 2007-8CB Class A1	5.50	5-25-2037	229,641	190,254
Countrywide Asset-Backed Certificates Series 2002-6 Class M1 (1 Month LIBOR +1.65%) ±	3.61	2-25-2033	126,267	116,615

The accompanying notes are an integral part of these consolidated financial statements.

Consolidated portfolio of investments—June 30, 2018	Wells Fargo Alternative Strategies Fund	27

Security name	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage-Backed Securities (continued)
Countrywide Asset-Backed Certificates Series 2003-5 Class MF3	5.20%	9-25-2033	$502,296	$491,145
Countrywide Home Loans Series 2003-58 Class M ±±	3.71	2-19-2034	141,554	138,723
Countrywide Home Loans Series 2005-6 Class 2A1	5.50	4-25-2035	50,819	49,094
Countrywide Home Loans Series 2005-HYB1 Class 3A1 ±±	3.87	3-25-2035	93,253	91,677
Credit Based Asset Servicing and Securitization Series 2004-RP1 Class M2 (1 Month LIBOR +2.48%) 144A±	4.43	5-25-2050	417,883	418,957
Credit Suisse First Boston Mortgage Securities Series 2005-2 Class 5A7	6.00	3-25-2035	425,338	421,453
Deutsche Mortgage Securities Incorporated Series 2004-2 Class M1	5.59	1-25-2034	101,658	96,247
First Franklin Mortgage Loan Asset-Backed Certificates Series 2004-FF6 Class M2 (1 Month LIBOR +1.88%) ±	3.97	7-25-2034	361,462	349,615
First Horizon Mortgage Pass-Through Trust Series 2006-AR2 Class AM ±±	4.22	8-25-2036	105,134	100,826
GSR Mortgage Loan Trust Series 2004-8F Class B1 ±±	6.09	9-25-2034	899,687	719,256
GSR Mortgage Loan Trust Series 2005-AR4 Class 3A5 ±±	4.07	7-25-2035	450,566	432,715
GSR Mortgage Loan Trust Series 2006-7F Class 3A5	6.25	8-25-2036	136,571	88,602
GSR Mortgage Loan Trust Series 2007-1F Class 2A2	5.50	1-25-2037	324,186	381,430
HarborView Mortgage Loan Trust Series 2004-1 Class 1A (1 Month LIBOR +0.60%) ±	2.68	4-19-2034	628,516	587,922
HarborView Mortgage Loan Trust Series 2004-10 Class 3A1B ±±	3.77	1-19-2035	621,141	613,446
Impac CMB Trust Series 2005-1 Class 2A2 (1 Month LIBOR +0.62%) ±	2.58	4-25-2035	337,924	318,121
Impac CMB Trust Series 2005-4 Class 2M2 (1 Month LIBOR +1.13%) ±	3.22	5-25-2035	62,152	57,304
IndyMac Home Equity Loan Asset-Backed Trust Series 2001-B Class MF1 ±±	4.09	2-25-2031	486,668	439,306
IndyMac INDX Mortgage Loan Trust Series 2004-AR13 Class 2A3 ±±	3.45	1-25-2035	262,595	239,078
MASTR Adjustable Rate Mortgages Trust Series 2003-6 Class 5A1 ±±	3.24	12-25-2033	812,038	779,238
MASTR Adjustable Rate Mortgages Trust Series 2005-6 Class 5A1 ±±	3.24	7-25-2035	351,691	312,330
Merrill Lynch Mortgage Investors Trust Series 2004-SL2 Class B2 (1 Month LIBOR +2.70%) ±	4.79	6-25-2035	190,606	191,690
Merrill Lynch Mortgage Investors Trust Series 2006-A2 Class 1A (1 Month LIBOR +0.18%) ±	2.27	2-25-2036	308,530	235,254
MLCC Mortgage Investors Incorporated Series 2003-E Class B1 (1 Month LIBOR +0.90%) ±	2.99	10-25-2028	579,187	529,542
MLCC Mortgage Investors Incorporated Series 2004-C Class B1 (1 Month LIBOR +0.74%) ±	2.83	7-25-2029	281,495	259,271
MLCC Mortgage Investors Incorporated Series 2004-F Class B1 ±±	3.47	12-25-2029	607,705	569,546
Morgan Stanley Capital Incorporated Series 2004-HE1 Class M3 (1 Month LIBOR +2.18%) ±	4.27	1-25-2034	1,031,250	996,450
Morgan Stanley Mortgage Loan Trust Series 2004-8AR Class 4A2 ±±	3.61	10-25-2034	88,105	88,296
Morgan Stanley Re-REMIC Trust Series 2014-R4 Class 4B1 144A±±	3.52	11-21-2035	898,262	881,963
MortgageIT Trust Series 2005-2 Class 1B1 (1 Month LIBOR +1.43%) ±	3.52	5-25-2035	177,003	174,723
MortgageIT Trust Series 2005-2 Class 1M2 (1 Month LIBOR +0.81%) ±	2.90	5-25-2035	147,503	140,497
Nomura Asset Acceptance Corporation Series 2005-AR5 Class 2A1 ±±	3.36	10-25-2035	234,631	232,769
Opteum Mortgage Acceptance Corporation Series 2005-5 Class 2AD2 ±±	5.85	12-25-2035	370,142	381,428
RBSGC Mortgage Pass-Through Certificate Series 2008-A Class A1 144A	5.50	11-25-2035	411,798	384,264
RBSSP Resecuritization Trust Series 2009-1 Class 6A2 144A±±	6.00	8-26-2035	206,559	174,771
RBSSP Resecuritization Trust Series 2009-6 Class 17A3 144A±±	6.00	6-26-2037	686,483	571,815
Residential Asset Mortgage Products Incorporated Series 2004-RS2 Class MI1	5.59	2-25-2034	392,373	393,308
Rockwall CDO Series 2007-1A Class B2L (3 Month LIBOR +4.25%) 144A±	6.61	8-1-2024	971,444	971,380
Sequoia Mortgage Trust Series 2007-4 Class 4A1 ±±	3.56	7-20-2047	673,907	609,957
Structured Adjustable Rate Mortgage Loan Trust Series 2004-20 Class 1A3 ±±	3.60	1-25-2035	664,162	655,867
Structured Adjustable Rate Mortgage Loan Trust Series 2005-21 Class 3A1 ±±	3.44	11-25-2035	104,959	97,467
Structured Asset Securities Corporation Series 2003-34A Class 6A ±±	4.15	11-25-2033	239,903	239,430
Structured Asset Securities Corporation Series 2006-3H Class PO ¤	0.00	12-25-2035	444,286	312,662
SunTrust Adjustable Rate Mortgage Loan Trust Series 2007-1 Class 1A1 ±±	3.68	2-25-2037	196,940	164,854

The accompanying notes are an integral part of these consolidated financial statements.

28	Wells Fargo Alternative Strategies Fund	Consolidated portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage-Backed Securities (continued)
Venture CDO Limited Series 2014-19A Class CR (3 Month LIBOR +2.85%) 144A±	4.57%	1-15-2027	$1,000,000	$1,000,340
Washington Mutual Mortgage Pass-Through Certificates Series 2004-S2 Class 3A2	6.00	6-25-2034	38,335	40,122
Washington Mutual Mortgage Pass-Through Certificates Series 2005-3 Class 2A3 (1 Month LIBOR +0.55%) ±	2.64	5-25-2035	396,998	313,547
Washington Mutual Mortgage Pass-Through Certificates Series 2006-5 Class 1A3	6.00	7-25-2036	113,690	103,570
Wells Fargo Home Equity Trust Series 2005-1 Class M10 (1 Month LIBOR +3.75%) ±	5.84	4-25-2035	307,841	312,479
Wells Fargo Mortgage-Backed Securities Trust Series 2003-N Class 2A3 ±±	3.58	12-25-2033	659,117	658,573
Wells Fargo Mortgage-Backed Securities Trust Series 2005-AR16 Class 6A2 ±±	3.98	10-25-2035	356,027	357,052
Wells Fargo Mortgage-Backed Securities Trust Series 2006-AR11 Class A6 ±±	3.51	8-25-2036	52,467	50,320

Total Non-Agency Mortgage-Backed Securities (Cost $26,274,292)				26,105,318

	Dividend yield		Shares
Preferred Stocks: 0.20%

Consumer Discretionary: 0.09%

Automobiles: 0.09%
Volkswagen AG	2.87%		824	136,133

Financials: 0.04%

Banks: 0.04%
Itau Unibanco Holding SA	8.86		4,925	51,261

Industrials: 0.03%

Transportation Infrastructure: 0.03%
Uber Technologies Incorporated †(a)‡*	0.00		1,216	48,640

Materials: 0.04%

Chemicals: 0.04%
Fuchs Petrolub SE	2.19		1,067	52,503

Total Preferred Stocks (Cost $276,692)				288,537

	Counterparty°°	Number of contracts	Notional amount	Exercise price	Expiration date
Purchased Put Options: 0.24%
S&P 500 Index	Morgan Stanley	12	$99,913	$2,325	09/21/2018	10,968
S&P 500 Index	Morgan Stanley	23	198,675	2,400	12/21/2018	84,065
S&P 500 Index	Morgan Stanley	16	125,009	2,450	06/21/2019	130,864
S&P 500 Index	Morgan Stanley	16	162,609	2,500	03/15/2019	113,904

Total Purchased Put Options (Cost $586,206)						339,801

	Yield	Shares
Short-Term Investments: 11.72%

Investment Companies: 10.46%
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.83%	15,100,559	15,100,559

The accompanying notes are an integral part of these consolidated financial statements.

Consolidated portfolio of investments—June 30, 2018	Wells Fargo Alternative Strategies Fund	29

Security name	Yield	Maturity date	Principal	Value

U.S. Treasury Securities: 1.26%
U.S. Treasury Bill #(z)	1.84%	9-6-2018	$1,830,000	$1,823,687

Total Short-Term Investments (Cost $16,924,227)				16,924,246

			Shares
Securities Sold Short: (9.77%)

Common Stocks: (1.14%)

Consumer Discretionary: (0.04%)

Household Durables: (0.04%)
Electrolux AB Series B			(2,792)	(63,361)

Consumer Staples: (0.23%)

Food & Staples Retailing: (0.23%)
Wal-Mart Stores Incorporated			(3,824)	(327,526)

Energy: (0.17%)

Oil, Gas & Consumable Fuels: (0.17%)
Exxon Mobil Corporation			(3,033)	(250,920)

Health Care: (0.36%)

Biotechnology: (0.18%)
Amgen Incorporated			(1,390)	(256,580)

Pharmaceuticals: (0.18%)
Eli Lilly and Company			(3,075)	(262,390)

Information Technology: (0.34%)

IT Services: (0.34%)
Accenture plc Class A			(2,993)	(489,625)

Total Common Stocks - Securities Sold Short (Proceeds $(1,489,258))				(1,650,402)

Exchange-Traded Funds: (8.63%)
Consumer Discretionary Select Sector SPDR Fund			(4,619)	(504,857)
Industrial Select Sector SPDR Fund			(1,340)	(95,984)
iShares Russell 1000 ETF			(6,781)	(1,030,576)
SPDR S&P 500			(36,668)	(9,947,295)
Technology Select Sector SPDR Fund			(12,599)	(875,252)

Total Exchange-Traded Funds - Securities Sold Short (Proceeds $(12,004,188))				(12,453,964)

Total Securities Sold Short (Proceeds $(13,493,446))				(14,104,366)

Total investments in securities (excluding securities sold short) (Cost $124,196,169)	91.59%	132,189,891
Total securities sold short (Proceeds $(13,493,446))	(9.77)	(14,104,366)
Other assets and liabilities, net	18.18	26,225,520

Total net assets	100.00%	$144,311,045

The accompanying notes are an integral part of these consolidated financial statements.

30	Wells Fargo Alternative Strategies Fund	Consolidated portfolio of investments—June 30, 2018

†	Non-income-earning security

(b)	All or a portion of this security is segregated as collateral for securities sold short.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

±±

The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.

¤	The security is issued in zero coupon form with no periodic interest payments.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

‡	Security is valued using significant unobservable inputs.

*

Restricted security purchased in a private placement transaction which may have contractual restrictions on resale. At June 30, 2018, the value of the security amounted to $48,640, representing 0.03% of net assets. The security was acquired on 3-26-2015 at a cost of $18,864.

°°	Exchange traded or centrally cleared transactions with counterparty.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the current yield to maturity.

Abbreviations:

ADR	American depositary receipt

CDO	Collateralized debt obligation

ETF	Exchange-traded fund

GDR	Global depositary receipt

LIBOR	London Interbank Offered Rate

REIT	Real estate investment trust

SPDR	Standard & Poor’s Depositary Receipts

Written Options

Description	Counterparty°°	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Put
S&P 500 Index	Merrill Lynch	(6)	$(1,245,000)	$2,075	9-21-2018	$(2,178)
S&P 500 Index	Merrill Lynch	(12)	(2,580,000)	2,150	12-21-2018	(20,160)
S&P 500 Index	Merrill Lynch	(16)	(3,680,000)	2,300	3-15-2019	(64,480)
S&P 500 Index	Morgan Stanley	(16)	(3,480,000)	2,175	6-21-2019	(67,248)

						$(154,066)

°°	Exchange traded or centrally cleared transactions with counterparty.

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
IBEX 35 Index	5	7-20-2018	$572,927	$560,649	$0	$(12,278)
TOPIX Index	17	9-13-2018	2,730,011	2,657,138	0	(72,873)
10-Year Australian Treasury Bonds	19	9-17-2018	1,815,184	1,818,948	3,764	0
10-Year Canadian Treasury Bonds	27	9-19-2018	2,757,858	2,807,721	49,863	0
10-Year U.S. Treasury Notes	32	9-19-2018	3,829,313	3,846,000	16,687	0
S&P/TSX 60 Index	4	9-20-2018	582,903	586,194	3,291	0
DAX Index	7	9-21-2018	2,594,293	2,515,427	0	(78,866)
FTSE 100 Index	58	9-21-2018	5,846,371	5,818,608	0	(27,763)
FTSE MIB Index	12	9-21-2018	1,550,095	1,511,227	0	(38,868)
Long Gilt Bonds	6	9-26-2018	971,283	974,451	3,168	0

The accompanying notes are an integral part of these consolidated financial statements.

Consolidated portfolio of investments—June 30, 2018	Wells Fargo Alternative Strategies Fund	31

Futures Contracts (continued)

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Short
Amsterdam Index	(3)	7-20-2018	$(394,686)	$(386,495)	$8,191	$0
CAC 40 Index	(5)	7-20-2018	(318,216)	(310,664)	7,552	0
Hang Seng Index	(4)	7-30-2018	(732,971)	(732,283)	688	0
Euro-Bund Futures	(24)	9-6-2018	(4,511,931)	(4,555,821)	0	(43,890)
TOPIX Index	(26)	9-13-2018	(4,156,400)	(4,063,858)	92,542	0
British Pound Futures	(15)	9-17-2018	(1,260,123)	(1,240,875)	19,248	0
Euro FX Futures	(88)	9-17-2018	(13,050,354)	(12,910,296)	140,058	0
Japanese Yen Futures	(28)	9-17-2018	(3,191,215)	(3,173,800)	17,415	0
New Zealand Dollar Futures	(4)	9-17-2018	(277,588)	(270,800)	6,788	0
Swedish Krona Futures	(16)	9-17-2018	(3,743,311)	(3,590,400)	152,911	0
SPI 200 Index	(23)	9-20-2018	(2,610,298)	(2,616,151)	0	(5,853)
Euro STOXX 50 Index	(64)	9-21-2018	(2,589,579)	(2,534,406)	55,173	0
FTSE 100 Index	(15)	9-21-2018	(1,516,270)	(1,504,812)	11,458	0
MSCI EAFE Index	(32)	9-21-2018	(3,248,179)	(3,128,640)	119,539	0
MSCI Emerging Markets Index	(6)	9-21-2018	(339,630)	(318,990)	20,640	0
S&P 500 E-Mini Index	(40)	9-21-2018	(5,574,205)	(5,443,200)	131,005	0

					$859,981	$(280,391)

Forward Foreign Currency Contracts

Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses
5,888,689 USD	646,561,000 JPY	Bank of America	9-19-2018	$17,317	$0
1,558,794 USD	1,163,000 GBP	Barclays	9-19-2018	18,633	0
2,065,111 USD	1,736,000 EUR	JPMorgan	9-19-2018	25,979	0
204,000 USD	201,268 CHF	Morgan Stanley	9-19-2018	0	(601)
179,306 EUR	213,015 USD	Morgan Stanley	9-19-2018	0	(2,399)
906,293 USD	775,272 EUR	Morgan Stanley	9-19-2018	0	(4,354)
98,280 USD	84,177 EUR	Morgan Stanley	9-19-2018	0	(596)
100,732 USD	74,957 GBP	Morgan Stanley	9-19-2018	1,467	0
31,712 USD	23,858 GBP	Morgan Stanley	9-19-2018	117	0
76,536 USD	676,000 SEK	Morgan Stanley	9-19-2018	616	0
1,307,966 USD	1,119,000 EUR	Morgan Stanley	9-19-2018	0	(6,429)
39,000 EUR	45,603 USD	Morgan Stanley	9-19-2018	207	0
1,271,000 SEK	145,006 USD	Morgan Stanley	9-19-2018	0	(2,262)
24,672 USD	21,000 EUR	Morgan Stanley	9-19-2018	5	0
2,054,110 USD	1,736,000 EUR	UBS AG	9-19-2018	14,979	0

				$79,320	$(16,641)

The accompanying notes are an integral part of these consolidated financial statements.

32	Wells Fargo Alternative Strategies Fund	Consolidated portfolio of investments—June 30, 2018

Interest Rate Swaps

Floating rate index	Pay/ receive floating rate	Fixed rate	Floating rate	Payment frequency	Counterparty°°	Maturity date	Notional amount	Value	Premiums paid (received)	Unrealized gains	Unrealized losses
3-Month USD LIBOR *	Pay	1.75%	2.32%	Semiannual	Morgan Stanley	3-21-2020	$2,440,317	$41,098	$12,316	$28,782	$0
3-Month USD LIBOR *	Pay	2.00	2.32	Semiannual	Morgan Stanley	3-21-2023	1,021,647	45,810	9,647	36,163	0
3-Month USD LIBOR *	Pay	2.25	2.32	Semiannual	Morgan Stanley	3-21-2028	1,343,480	76,601	13,480	63,121	0
3-Month USD LIBOR *	Pay	1.75	2.32	Semiannual	Morgan Stanley	6-20-2020	1,018,823	25,715	18,823	6,892	0

									$54,266	$134,958	$0

*	Represents an investment held in ASF Special Investments (Cayman), Ltd., the consolidated entity.

°°	Exchange traded or centrally cleared transactions with counterparty.

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	44,279,060	248,432,536	277,611,037	15,100,559	$0	$0	$22,981	$15,100,559	10.46%

The accompanying notes are an integral part of these consolidated financial statements.

Consolidated statement of assets and liabilities—June 30, 2018	Wells Fargo Alternative Strategies Fund	33

Assets
Investments in unaffiliated securities, at value (cost $109,095,610)	$117,089,332
Investments in affiliated securities, at value (cost $15,100,559)	15,100,559
Cash	367,452
Cash at prime broker segregated for securities sold short	14,754,964
Cash at prime broker segregated for futures contracts	528,536
Cash at broker segregated for centrally cleared swaps	299,722
Foreign currency, at value (cost $12,821,472)	12,603,925
Receivable for investments sold	342,119
Principal paydown receivable	4,013
Receivable for Fund shares sold	372,776
Receivable for dividends and interest	211,206
Receivable for daily variation margin on open futures contracts	122,836
Unrealized gains on forward foreign currency contracts	79,320
Receivable for variation margin on centrally cleared swaps	1,058
Prepaid expenses and other assets	77,862

Total assets	161,955,680

Liabilities
Payable for securities sold short, at value (proceeds $13,493,446)	14,104,366
Payable for investments purchased	2,500,603
Payable for daily variation margin on open futures contracts	279,614
Payable due to broker	253,424
Written options, at value (premiums received $248,806)	154,066
Management fee payable	153,985
Dividends payable on securities sold short	46,918
Administration fees payable	16,899
Unrealized losses on forward foreign currency contracts	16,641
Payable for Fund shares redeemed	6,106
Distribution fee payable	3,006
Trustees’ fees and expenses payable	1,861
Accrued expenses and other liabilities	107,146

Total liabilities	17,644,635

Total net assets	$144,311,045

NET ASSETS CONSIST OF
Paid-in capital	$134,889,874
Accumulated net investment loss	(80,100)
Accumulated net realized gains on investments	1,464,724
Net unrealized gains on investments	8,036,547

Total net assets	$144,311,045

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$8,667,627
Shares outstanding – Class A1	815,489
Net asset value per share – Class A	$10.63
Maximum offering price per share – Class A2	$11.28
Net assets – Class C	$4,514,891
Shares outstanding – Class C1	438,392
Net asset value per share – Class C	$10.30
Net assets – Administrator Class	$1,761,475
Shares outstanding – Administrator Class[1]	163,846
Net asset value per share – Administrator Class	$10.75
Net assets – Institutional Class	$129,367,052
Shares outstanding – Institutional Class[1]	12,044,276
Net asset value per share – Institutional Class	$10.74

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these consolidated financial statements.

34	Wells Fargo Alternative Strategies Fund	Consolidated statement of operations—year ended June 30, 2018

Investment income
Interest	$1,901,611
Dividends (net of foreign withholding taxes of $60,913)	1,552,856
Income from affiliated securities	22,981

Total investment income	3,477,448

Expenses
Management fee	2,732,968
Administration fees
Class A	19,010
Class C	10,284
Administrator Class	2,537
Institutional Class	182,349
Shareholder servicing fees
Class A	22,631
Class C	12,243
Administrator Class	4,381
Distribution fee
Class C	36,729
Custody and accounting fees	107,838
Professional fees	82,482
Registration fees	44,260
Shareholder report expenses	83,269
Trustees’ fees and expenses	20,455
Dividends and other expenses related to securities sold short	712,616
Transfer agent fees	8,800
Other fees and expenses	25,573

Total expenses	4,108,425
Less: Fee waivers and/or expense reimbursements	(374,830)

Net expenses	3,733,595

Net investment loss	(256,147)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	10,963,923
Securities sold short	(1,329,317)
Futures contracts	(1,424,725)
Forward foreign currency contracts	(22,237)
Foreign currency and foreign currency translation	38,561
Written options	296,803
Swap contracts	295,028
Capital gain distributions from investment companies	172,843

Net realized gains on investments	8,990,879

Net change in unrealized gains (losses) on:
Unaffiliated securities	(4,675,610)
Securities sold short	(860,999)
Futures contracts	874,099
Forward foreign currency contracts	149,768
Foreign currency and foreign currency translation	(393,087)
Written options	(54,671)
Swap contracts	64,984

Net change in unrealized gains (losses) on investments	(4,895,516)

Net realized and unrealized gains (losses) on investments	4,095,363

Net increase in net assets resulting from operations	$3,839,216

The accompanying notes are an integral part of these consolidated financial statements.

Consolidated statement of changes in net assets	Wells Fargo Alternative Strategies Fund	35

	Year ended June 30, 2018		Year ended June 30, 2017

Operations
Net investment loss		$(256,147)		$(1,627,825)
Net realized gains on investments		8,990,879		3,835,174
Net change in unrealized gains (losses) on investments		(4,895,516)		4,934,475

Net increase in net assets resulting from operations		3,839,216		7,141,824

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	172,265	1,817,244	263,309	2,659,939
Class C	85,994	887,316	77,833	766,514
Administrator Class	8,252	88,829	915,847	9,230,631
Institutional Class	3,006,970	32,183,064	6,381,324	64,402,389

		34,976,453		77,059,473

Payment for shares redeemed
Class A	(191,094)	(2,026,693)	(1,189,039)	(12,053,203)
Class C	(159,688)	(1,644,516)	(852,807)	(8,408,646)
Administrator Class	(56,447)	(600,818)	(4,207,404)	(42,130,566)
Institutional Class	(4,092,918)	(44,056,969)	(11,686,157)	(118,794,112)

		(48,328,996)		(181,386,527)

Net decrease in net assets resulting from capital share transactions		(13,352,543)		(104,327,054)

Total decrease in net assets		(9,513,327)		(97,185,230)

Net assets
Beginning of period		153,824,372		251,009,602

End of period		$144,311,045		$153,824,372

Accumulated net investment loss		$(80,100)		$(476,209)

The accompanying notes are an integral part of these consolidated financial statements.

36	Wells Fargo Alternative Strategies Fund	Consolidated financial highlights

(For a share outstanding throughout each period)

	Year ended June 30				Year ended July 31, 2014[2]
CLASS A	2018	2017	2016	2015[1]
Net asset value, beginning of period	$10.41	$10.01	$10.58	$10.08	$10.00
Net investment loss	(0.04)	(0.10)[3]	(0.10)[3]	(0.06)[3]	(0.04)
Net realized and unrealized gains (losses) on investments	0.26	0.50	(0.28)	0.71	0.12

Total from investment operations	0.22	0.40	(0.38)	0.65	0.08
Distributions to shareholders from
Net realized gains	0.00	0.00	(0.19)	(0.15)	0.00
Net asset value, end of period	$10.63	$10.41	$10.01	$10.58	$10.08
Total return[4]	2.11%	4.00%	(3.65)%	6.49%	0.80%
Ratios to average net assets (annualized)
Gross expenses[5]	2.90%	3.25%	3.36%	3.40%	3.77%
Net expenses[5]	2.59%	2.87%	2.95%	2.93%	3.00%
Net investment loss[5]	(0.33)%	(0.96)%	(0.96)%	(0.64)%	(1.70)%
Supplemental data
Portfolio turnover rate	170%	237%	284%	237%	92%
Net assets, end of period (000s omitted)	$8,668	$8,681	$17,616	$4,133	$1,571

[1]	For the eleven months ended June 30, 2015. The Fund changed its fiscal year end from July 31 to June 30, effective June 30, 2015.

[2]	For the period from April 30, 2014 (commencement of class operations) to July 31, 2014

[3]	Calculated based upon average shares outstanding

[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[5]	Ratios include dividends and other expenses related to securities sold short in the following amounts:

Year ended June 30, 2018	0.45%
Year ended June 30, 2017	0.72%
Year ended June 30, 2016	0.83%
Year ended June 30, 2015[1]	0.64%
Year ended July 31, 2014[2]	0.58%

The accompanying notes are an integral part of these consolidated financial statements.

Consolidated financial highlights	Wells Fargo Alternative Strategies Fund	37

(For a share outstanding throughout each period)

	Year ended June 30				Year ended July 31, 2014[2]
CLASS C	2018	2017	2016	2015[1]
Net asset value, beginning of period	$10.16	$9.84	$10.49	$10.06	$10.00
Net investment loss	(0.11)[3]	(0.17)	(0.17)[3]	(0.13)[3]	(0.06)
Net realized and unrealized gains (losses) on investments	0.25	0.49	(0.29)	0.71	0.12

Total from investment operations	0.14	0.32	(0.46)	0.58	0.06
Distributions to shareholders from
Net realized gains	0.00	0.00	(0.19)	(0.15)	0.00
Net asset value, end of period	$10.30	$10.16	$9.84	$10.49	$10.06
Total return[4]	1.38%	3.25%	(4.46)%	5.80%	0.60%
Ratios to average net assets (annualized)
Gross expenses[5]	3.66%	4.00%	4.10%	4.14%	4.49%
Net expenses[5]	3.35%	3.62%	3.70%	3.70%	3.75%
Net investment loss[5]	(1.10)%	(1.74)%	(1.73)%	(1.35)%	(2.45)%
Supplemental data
Portfolio turnover rate	170%	237%	284%	237%	92%
Net assets, end of period (000s omitted)	$4,515	$5,201	$12,670	$2,396	$1,133

[1]	For the eleven months ended June 30, 2015. The Fund changed its fiscal year end from July 31 to June 30, effective June 30, 2015.

[2]	For the period from April 30, 2014 (commencement of class operations) to July 31, 2014

[3]	Calculated based upon average shares outstanding

[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[5]	Ratios include dividends and other expenses related to securities sold short in the following amounts:

Year ended June 30, 2018	0.46%
Year ended June 30, 2017	0.72%
Year ended June 30, 2016	0.83%
Year ended June 30, 2015[1]	0.64%
Year ended July 31, 2014[2]	0.58%

The accompanying notes are an integral part of these consolidated financial statements.

38	Wells Fargo Alternative Strategies Fund	Consolidated financial highlights

(For a share outstanding throughout each period)

	Year ended June 30				Year ended July 31, 2014[2]
ADMINISTRATOR CLASS	2018	2017	2016	2015[1]
Net asset value, beginning of period	$10.51	$10.04	$10.60	$10.08	$10.00
Net investment loss	(0.05)[3]	(0.10)[3]	(0.09)[3]	(0.05)[3]	(0.04)
Net realized and unrealized gains (losses) on investments	0.29	0.57	(0.28)	0.72	0.12

Total from investment operations	0.24	0.47	(0.37)	0.67	0.08
Distributions to shareholders from
Net realized gains	0.00	0.00	(0.19)	(0.15)	0.00
Net asset value, end of period	$10.75	$10.51	$10.04	$10.60	$10.08
Total return[4]	2.28%	4.68%	(3.55)%	6.58%	0.90%
Ratios to average net assets (annualized)
Gross expenses[5]	2.82%	3.61%	3.28%	3.25%	3.57%
Net expenses[5]	2.46%	2.64%	2.79%	2.78%	2.84%
Net investment loss[5]	(0.48)%	(0.96)%	(0.85)%	(0.51)%	(1.54)%
Supplemental data
Portfolio turnover rate	170%	237%	284%	237%	92%
Net assets, end of period (000s omitted)	$1,761	$2,228	$35,189	$6,326	$1,119

[1]	For the eleven months ended June 30, 2015. The Fund changed its fiscal year end from July 31 to June 30, effective June 30, 2015.

[2]	For the period from April 30, 2014 (commencement of class operations) to July 31, 2014

[3]	Calculated based upon average shares outstanding

[4]	Returns for periods of less than one year are not annualized.

[5]	Ratios include dividends and other expenses related to securities sold short in the following amounts:

Year ended June 30, 2018	0.48%
Year ended June 30, 2017	0.66%
Year ended June 30, 2016	0.81%
Year ended June 30, 2015[1]	0.66%
Year ended July 31, 2014[2]	0.58%

The accompanying notes are an integral part of these consolidated financial statements.

Consolidated financial highlights	Wells Fargo Alternative Strategies Fund	39

(For a share outstanding throughout each period)

	Year ended June 30				Year ended July 31, 2014[2]
INSTITUTIONAL CLASS	2018	2017	2016	2015[1]
Net asset value, beginning of period	$10.49	$10.06	$10.61	$10.09	$10.00
Net investment loss	(0.01)	(0.07)[3]	(0.06)	(0.03)	(0.04)
Net realized and unrealized gains (losses) on investments	0.26	0.50	(0.30)	0.70	0.13

Total from investment operations	0.25	0.43	(0.36)	0.67	0.09
Distributions to shareholders from
Net realized gains	0.00	0.00	(0.19)	(0.15)	0.00
Net asset value, end of period	$10.74	$10.49	$10.06	$10.61	$10.09
Total return[4]	2.38%	4.17%	(3.45)%	6.68%	0.90%
Ratios to average net assets (annualized)
Gross expenses[5]	2.57%	2.93%	3.00%	2.95%	3.29%
Net expenses[5]	2.34%	2.64%	2.69%	2.69%	2.74%
Net investment loss[5]	(0.09)%	(0.71)%	(0.72)%	(0.36)%	(1.44)%
Supplemental data
Portfolio turnover rate	170%	237%	284%	237%	92%
Net assets, end of period (000s omitted)	$129,367	$137,714	$185,535	$126,459	$97,838

[1]	For the eleven months ended June 30, 2015. The Fund changed its fiscal year end from July 31 to June 30, effective June 30, 2015.

[2]	For the period from April 30, 2014 (commencement of class operations) to July 31, 2014

[3]	Calculated based upon average shares outstanding

[4]	Returns for periods of less than one year are not annualized.

[5]	Ratios include dividends and other expenses related to securities sold short in the following amounts:

Year ended June 30, 2018	0.46%
Year ended June 30, 2017	0.73%
Year ended June 30, 2016	0.81%
Year ended June 30, 2015[1]	0.62%
Year ended July 31, 2014[2]	0.58%

The accompanying notes are an integral part of these consolidated financial statements.

40	Wells Fargo Alternative Strategies Fund	Notes to consolidated financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Alternative Strategies Fund (the “Fund”) which is a diversified series of the Trust.

2. INVESTMENT IN SUBSIDIARY

The Fund uses various derivatives including commodity-linked derivatives, through ASF Special Investments (Cayman), Ltd. (the “Subsidiary”), a wholly owned subsidiary incorporated on June 6, 2016 under the laws of the Cayman Islands as an exempted company with limited liability. Through the Subsidiary, the Fund is exposed to the performance of the commodities markets. As of June 30, 2018, the Subsidiary invested $189,224 in interest rate swaps and had $111,556 in segregated cash. The Fund is the sole shareholder of the Subsidiary.

The consolidated financial statements of the Fund include the financial results of its wholly-owned subsidiary. The Consolidated Portfolio of Investments includes positions of the Fund and the Subsidiary and the consolidated financial statements include the accounts of the Fund and the Subsidiary. Accordingly, all interfund balances and transactions between the Fund and the Subsidiary have been eliminated in consolidation.

3. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the consolidated financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities, options, futures and swaps that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Non-listed options and swaps are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On June 30, 2018, such fair value pricing was used in pricing certain foreign securities.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of

Notes to consolidated financial statements	Wells Fargo Alternative Strategies Fund	41

the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Participation notes

The Fund may invest in participation notes to gain exposure to securities in certain foreign markets. Participation notes are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying foreign security. Participation notes involve transaction costs, which may be higher than those applicable to the underlying foreign security. The holder of the participation note is entitled to receive from the bank or broker-dealer, an amount equal to the dividend paid by the issuer of the underlying foreign security; however, the holder is not entitled to the same rights (i.e. voting rights) as an owner of the underlying foreign security. Investments in participation notes involve risks beyond those normally associated with a direct investment in an underlying security. The Fund has no rights against the issuer of the underlying foreign security and participation notes expose the Fund to counterparty risk in the event the counterparty does not perform. There is also no assurance there will be a secondary trading market for the participation note or that the trading price of the participation note will equal the underlying value of the foreign security that it seeks to replicate.

Forward foreign currency contracts

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

42	Wells Fargo Alternative Strategies Fund	Notes to consolidated financial statements

Futures contracts

The Fund is subject to interest rate risk, equity price risk and foreign currency risk in the normal course of pursuing its investment objectives. Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates, security values, and foreign exchange rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Consolidated Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Consolidated Statement of Operations.

Options

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may write covered call options or secured put options on individual securities and/or indexes. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains on the expiration date. For exercised options, the difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security and/or index underlying the written option.

The Fund may also purchase call or put options. Premiums paid are included in the Consolidated Statement of Assets and Liabilities as investments, the values of which are subsequently adjusted based on the current market values of the options. Premiums paid for purchased options that expire are recognized as realized losses on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Options traded on an exchange are regulated and terms of the options are standardized. Purchased options traded over-the-counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk can be mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Short sales

The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it must borrow the security sold short and deliver it to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.

The Fund records the proceeds as a liability which is marked-to-market daily based upon quotations from an independent pricing service or an independent broker-dealer and any change in value is recorded as an unrealized gain or loss. Any interest or dividends accrued on such borrowed securities during the period of the loan are recorded as an expense on the Consolidated Statement of Operations. To borrow the security, the Fund may be required to pay a premium, which would decrease the proceeds of the security sold. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the closing of a short sale if the market price at the closing is less than or greater than, respectively, the proceeds originally received. Until the short sale is closed or the borrowed security is replaced, the Fund maintains a segregated account of cash or liquid securities, the dollar value of which is at least equal to the market value of the security at the time of the short sale.

Notes to consolidated financial statements	Wells Fargo Alternative Strategies Fund	43

Swap contracts

Swap contracts are agreements between the Fund and a counterparty to exchange a series of cash flows over a specified period. Swap agreements are privately negotiated contracts between the Fund and a counterparty in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”) with a central clearinghouse.

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuations in market value are recorded as unrealized gains or losses on OTC swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. Upon entering into a centrally cleared swap, the Fund is required to deposit an initial margin with the broker in the form of cash or securities. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). The variation margin is recorded as an unrealized gain (or loss) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Consolidated Statement of Operations.

Credit default swaps

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swaps for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index or a basket of single-name issuers or traded indexes. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the protection seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring).

The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. If the Fund is the buyer of protection and a credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. If the Fund is the seller of protection and a credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates.

Total return swaps

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may enter into total return swap contracts for hedging or speculative purposes. Total return swaps are agreements between the Fund and a counterparty to exchange periodic payments based on the value of asset or non-asset references. One cash flow stream is typically based on a non-asset reference (such as an interest rate) and the other cash flow stream is based on the total return of a reference asset (such as a security or a basket of securities or securities index). To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from, or make a payment to, the counterparty.

44	Wells Fargo Alternative Strategies Fund	Notes to consolidated financial statements

The Fund could be exposed to risks if the counterparty defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index. The Fund is exposed to the market risk factor of the specific underlying financial instrument or index, in addition to counterparty credit risk and liquidity risk.

Interest rate swaps

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may enter into interest rate swap contracts for hedging purposes to manage the Fund’s exposure to interest rates. Interest rate swaps involve the exchange of periodic payments based on interest rates between the Fund and a counterparty. One cash flow stream will typically be a floating rate payment based on a specified floating interest rate and the other cash flow stream is typically a fixed interest rate.

The Fund may enter inter interest rate swaps in which it pays the fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. If interest rates rise, floating payments under the swap agreement will be greater than the fixed payments. The Fund is also exposed to counterparty credit risk and liquidity risk.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2018, the aggregate cost of all investments for federal income tax purposes was $128,382,844 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$9,330,343
Gross unrealized losses	(4,651,329)
Net unrealized gains	$4,679,014

Notes to consolidated financial statements	Wells Fargo Alternative Strategies Fund	45

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to corporate actions, dividends received from certain securities, foreign currency transactions, net operating losses, passive foreign investment companies, and securities sold short. At June 30, 2018, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Consolidated Statement of Assets and Liabilities:

Accumulated net investment loss	Accumulated net realized gains on investments
$652,256	$(652,256)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

46	Wells Fargo Alternative Strategies Fund	Notes to consolidated financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$8,641,574	$3,346,951	$0	$11,988,525
Consumer staples	2,112,050	2,675,550	0	4,787,600
Energy	1,376,770	1,131,047	0	2,507,817
Financials	8,866,313	3,901,816	0	12,768,129
Health care	6,599,127	1,586,045	0	8,185,172
Industrials	9,457,731	6,080,977	0	15,538,708
Information technology	5,686,146	2,411,611	0	8,097,757
Materials	7,257,471	1,953,945	0	9,211,416
Real estate	237,342	559,698	0	797,040
Telecommunication services	503,230	939,026	0	1,442,256
Utilities	12,689	750,396	0	763,085

Exchange-traded funds	55,669	8,418	0	64,087

Investment companies	12,380,397	0	0	12,380,397

Non-agency mortgage-backed securities	0	26,105,318	0	26,105,318

Preferred stocks
Consumer discretionary	0	136,133	0	136,133
Financials	51,261	0	0	51,261
Industrials	0	0	48,640	48,640
Materials	0	52,503	0	52,503

Purchased put options	0	339,801	0	339,801

Short-term investments
Investment companies	15,100,559	0	0	15,100,559
U.S. Treasury securities	1,823,687	0	0	1,823,687
	80,162,016	51,979,235	48,640	132,189,891
Forward foreign currency contracts	0	79,320	0	79,320
Futures contracts	859,981	0	0	859,981
Interest rate swap contracts	0	134,958	0	134,958
Total assets	$81,021,997	$52,193,513	$48,640	$133,264,150
Liabilities
Securities sold short

Common stocks
Consumer discretionary	$0	$63,361	$0	$63,361
Consumer staples	327,526	0	0	327,526
Energy	250,920	0	0	250,920
Health care	518,970	0	0	518,970
Information technology	489,625	0	0	489,625

Exchange-traded funds	12,453,964	0	0	12,453,964
Forward foreign currency contracts	0	16,641	0	16,641
Futures contracts	280,391	0	0	280,391
Written options	0	154,066	0	154,066
Total liabilities	$14,321,396	$234,068	$0	$14,555,464

Notes to consolidated financial statements	Wells Fargo Alternative Strategies Fund	47

Forward foreign currency contracts, futures contracts and swap contracts are reported at their cumulative unrealized gains (losses) at measurement date are reported in the tables following the Consolidated Portfolio of investments. For futures contracts and centrally cleared swaps, the current day’s variation margin is reported on the Consolidated Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At June 30, 2018, fair value pricing was used in pricing certain foreign securities and common stocks valued at $15,109,891 and preferred stocks valued at $136,133 were transferred from Level 1 to Level 2 within the fair value hierarchy. The Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the applicable subadvisers and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 1.75% and declining to 1.63% as the average daily net assets of the Fund increase. For the year ended June 30, 2018, the management fee was equivalent to an annual rate of 1.75% of the Fund’s average daily net assets.

Funds Management has engaged The Rock Creek Group, LP, Chilton Investment Company, LLC, Ellington Global Asset Management, LLC, BNY Mellon Asset Management North America Corporation (formerly known as Mellon Capital Management Corporation), Sirios Capital Management, L.P., and Wellington Management Company LLP to serve as sub-advisers to the Fund. The subadvisers are each entitled to receive from Funds Management an annual subadvisory fee.

The Rock Creek Group, L.P., an indirect majority owned subsidiary of Wells Fargo and an affiliate of Funds Management, is entitled to receive a fee at an annual rate starting at 0.60% and declining to 0.55% as the average daily net assets of the Fund increase. For the year ended June 30, 2018, the subadvisory fees paid to the remaining unaffiliated subadvisers were equivalent to an annual rate of 0.47% of the Fund’s average daily net assets.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.21%
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through October 31, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 2.22% for Class A shares, 2.97% for Class C shares, 2.07% for Administrator Class shares, and 1.97% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Dividend and other expenses related to securities sold short are excluded from the expense caps. Acquired fund fees and expenses incurred by investments made by The Rock Creek Group, LP are included in the expense cap.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

48	Wells Fargo Alternative Strategies Fund	Notes to consolidated financial statements

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2018, Funds Distributor received $1,806 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended June 30, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2018 were $257,038,413 and $217,728,467, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended June 30, 2018, the Fund entered into futures contracts, forward foreign currency contracts, written options, purchased options, interest rate swap contracts and total return swap contracts for speculative purposes.

The volume of the Fund’s derivative transactions activity during the year ended June 30, 2018 was as follows:

Futures contracts
Average notional balance on long futures	$33,243,369
Average notional balance on short futures	$56,082,578

Forward foreign currency contracts
Average contract amounts to buy	$1,342,366
Average contract amounts to sell	$11,669,015

Call options
Average number of contracts purchased	77
Average number of contracts written	35

Put options
Average number of contracts purchased	168
Average number of contracts written	52

Interest rate swaps
Average notional balance	$8,867,205

Total return swaps
Average notional balance	$358,301

A summary of the location of derivative instruments on the financial statements by primary risk exposure is outlined following tables.

Notes to consolidated financial statements	Wells Fargo Alternative Strategies Fund	49

The fair value of derivative instruments as of June 30, 2018 was as follows for the Fund:

	Asset derivatives			Liability derivatives
	Consolidated Statement of Assets and Liabilities location	Fair value		Consolidated Statement of Assets and Liabilities location	Fair value
Interest rate risk	Unrealized gains on futures contracts	$73,482	*	Unrealized losses on futures contracts	$43,890	*
	Unrealized gains on swap contracts	134,958	*	Unrealized gains on swap contracts	0	*
Equity risk	Investments in unaffiliated securities, at value	339,801	**	Payable for written options	154,066
	Unrealized gains on futures contracts	450,079	*	Unrealized losses on futures contracts	236,501	*
Foreign currency risk	Unrealized gains on forward foreign currency contracts	79,320		Unrealized losses on forward foreign currency contracts	16,641
	Unrealized gains on futures contracts	336,420	*	Unrealized losses on futures contracts	0	*
		$1,414,060			$451,098

*

Amount includes cumulative unrealized gains (losses) as reported in the table following the Consolidated Portfolio of Investments. Only the current day’s variation margin as of June 30, 2018 is reported separately on the Consolidated Statements of Assets and Liabilities.

**	Amount relates to purchased options.

The effect of derivative instruments on the Consolidated Statement of Operations for the year ended June 30, 2018 was as follows for the Fund:

	Amount of realized gains (losses) on derivatives
	Unaffiliated securities*	Futures contracts	Forward foreign currency contracts	Written options	Swap contracts	Total
Interest rate risk	$0	$(440,806)	$0	$0	$295,028	$(145,778)
Equity risk	(590,347)	(975,759)	0	296,803	0	(1,269,303)
Foreign currency risk	0	(8,160)	(22,237)	0	0	(30,397)
	$(590,347)	$(1,424,725)	$(22,237)	$296,803	$295,028	$(1,445,478)

	Change in unrealized gains (losses) on derivatives
	Unaffiliated securities*	Futures contracts	Forward foreign currency contracts	Written options	Swap contracts	Total
Interest rate risk	$0	$3,815	$0	$0	$64,984	$68,799
Equity risk	36,546	288,698	0	(54,671)	0	270,573
Foreign currency risk	0	581,586	149,768	0	0	731,354
	$36,546	$874,099	$149,768	$(54,671)	$64,984	$1,070,726

*	Amount relates to purchased options

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Consolidated Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty.

50	Wells Fargo Alternative Strategies Fund	Notes to consolidated financial statements

A reconciliation of the gross amounts on the Consolidated Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is as follows:

Counterparty	Gross amounts of assets in the Consolidated Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Bank of America	$17,317	$0	$0	$17,317
Barclays	18,633	0	0	18,633
JPMorgan	25,979	0	0	25,979
Morgan Stanley	2,412	(2,412)	0	0
UBS AG	14,979	0	0	14,979

Counterparty	Gross amounts of liabilities in the Consolidated Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities
MorganStanley	$16,641	$(2,412)	$0	$14,229

8. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

For the year ended June 30, 2018, there were no borrowings by the Fund under the agreement.

9. DISTRIBUTIONS TO SHAREHOLDERS

For the years ended June 30, 2018 and June 30, 2017, the Fund did not have any distributions paid to shareholders.

As of June 30, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$214,707	$4,745,672	$4,460,792

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In March 2017, FASB issued Accounting Standards Update (“ASU”) No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium. The amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held a at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. Management is currently evaluating the potential impact of this new guidance to the financial statements.

Notes to consolidated financial statements	Wells Fargo Alternative Strategies Fund	51

12. SUBSEQUENT EVENT

At a meeting held on August 14-15, 2018, the Board of Trustees approved the liquidation of the Fund, with an expected liquidation date of the close of business on October 12, 2018. In addition, effective as of the close of business on Friday, August 17, 2018, the Fund was closed to all new shareholders and investments from existing shareholders, except that existing retirement plans, benefit plans, and retirement plan platforms may continue to add new participants and make additional purchases until the Fund’s liquidation date.

52	Wells Fargo Alternative Strategies Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Alternative Strategies Fund (the Fund), one of the funds constituting the Wells Fargo Funds Trust, including the consolidated portfolio of investments, as of June 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the three-year period then ended, the eleven months ended June 30,2015, and the period from April 30, 2014 to July 31, 2014. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the years or periods noted above, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2018, by correspondence with the transfer agent, custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

August 24, 2018

Other information (unaudited)	Wells Fargo Alternative Strategies Fund	53

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available at each fiscal quarter end on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. As of each month end other than a month end that coincides with a fiscal quarter end, the Fund makes publicly available on the Fund’s website, on a one-month delayed basis (i) all portfolio holdings held long other than any put options on equity securities; (ii) portfolio holdings held short other than short positions in equity securities of single issuers; and (iii) the aggregate dollar value of equity securities of single issuers held short, and any put options on equity securities held long. In addition, top ten holdings information (excluding derivative positions and short positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargofunds.com) on a 1-day delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q maybe reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

54	Wells Fargo Alternative Strategies Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 154 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and the Glimmerglass Festival. She is also an inactive Chartered Financial Analyst.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Alternative Strategies Fund	55

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Goverance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue shield of Minnesota of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director 003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

56	Wells Fargo Alternative Strategies Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Alexander Kymn[3] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 77 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

Other information (unaudited)	Wells Fargo Alternative Strategies Fund	57

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Alternative Strategies Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Alternative Strategies Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) an investment sub-advisory agreement with The Rock Creek Group LP (“Rock Creek”), an affiliate of Funds Management; (iii) an investment sub-advisory agreement with Rock Creek and Chilton Investment Company, LLC (“Chilton”); (iv) an investment sub-advisory agreement with Ellington Global Asset Management, LLC (“Ellington”); (v) an investment sub-advisory agreement with Rock Creek and Mellon Capital Management Corporation (“Mellon”); (vi) an investment sub-advisory agreement with Rock Creek and Sirios Capital Management, L.P. (“Sirios”); and (v) an investment sub-advisory agreement with Rock Creek and Wellington Management Company, LLP (“Wellington”). The sub-advisory agreements with Rock Creek, Chilton, Ellington, Mellon, Sirios, and Wellington (the “Sub-Advisers”) are collectively referred to as the “Sub-Advisory Agreements,” and the Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Advisers under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”, of which Funds Management is a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management, and a description of Funds Management’s and each Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board noted that, subject to the supervision of Funds Management, Rock Creek performs day-to-day portfolio

58	Wells Fargo Alternative Strategies Fund	Other information (unaudited)

management duties with respect to underlying funds in its managed asset sleeve, makes recommendations regarding the selection of sub-advisers, and allocates and re-allocates the Fund’s assets across investment strategies managed by the Fund’s other Sub-Advisers.

The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund investment performance and expenses

The Board considered the investment performance results for the Fund for the one-year period ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was higher than or in range of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for each share class. The Board noted that the net operating expense ratio caps for the Fund’s Class A, Class C, Administrator Class, and Institutional Class would be reduced.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were higher than the sum of these average rates for the Fund’s expense Groups for all share classes except Administrator Class. However, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for each share class.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Advisers for sub-advisory services. The Board considered this amount in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Broadridge to be similar to the Fund. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and Rock Creek, the Board ascribed limited relevance to the allocation of fees between them. The Board also considered that the sub-advisory fees paid to Chilton, Ellington, Mellon, Sirios and Wellington had been negotiated by Funds Management on an arm’s length basis.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients with investment strategies similar to those

Other information (unaudited)	Wells Fargo Alternative Strategies Fund	59

of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Advisers under the Sub-Advisory Agreements was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of Rock Creek from providing services to the fund family as a whole, noting that Rock Creek’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis. The Board did not receive or consider profitability information with respect to Chilton, Ellington, Mellon, Sirios and Wellington, as the sub-advisory fees paid to them had been negotiated by Funds Management on an arm’s-length basis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund.

Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Fund. The Board noted that the net operating expense ratio caps for the Fund’s Class A, Class C, Administrator Class, and Institutional Class would be reduced.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Advisers

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management, the Sub-Advisers, and their affiliates as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by Chilton, Ellington, Sirios and Wellington, fees earned by Funds Management and its affiliate from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management, the Sub-Advisers, and their affiliates were unreasonable.

60	Wells Fargo Alternative Strategies Fund	Other information (unaudited)

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Advisers under each of the Advisory Agreements was reasonable.

Appendix A (unaudited)	Wells Fargo Alternative Strategies Fund	61

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Ameriprise

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Ameriprise Financial

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

•	Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)

•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load-waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subjectto a front-end or deferred sales load (i.e. Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

Automatic Exchange of Class C Shares Available at Ameriprise Financial

•	Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

62	Wells Fargo Alternative Strategies Fund	Appendix A (unaudited)
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•

Employees and registered representatives of Merrill Lynch or its affiliates and their family members, as defined by Merrill Lynch, which may differ from the definition of family member in the Fund’s prospectus.

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Fund’s prospectus

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley

Effective on or about July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from and be more limited than those disclosed in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Morgan Stanley

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

Appendix A (unaudited)	Wells Fargo Alternative Strategies Fund	63
•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to afront-end or deferred sales charge. This waiver is subject to the Fund’s policy regarding frequent purchases and redemption of Fund shares, as discussed under “Account Information—Frequent Purchases and Redemptions of Fund Shares” in the Fund’s prospectus.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

314238 08-18 A267/AR267 06-18

Annual Report

June 30, 2018

Wells Fargo

California Limited-Term Tax-Free Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo California Limited-Term Tax-Free Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Globally, economies strengthened, equity markets advanced, and foreign bonds outperformed fixed-income investments in the U.S.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo California Limited-Term Tax-Free Fund for the 12-month period that ended June 30, 2018. Globally, economies strengthened, equity markets advanced, and foreign bonds outperformed fixed-income investments in the U.S.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 14.37%, and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 7.28%. Emerging market stocks, as measured by the MSCI EM Index (Net),3 added 8.20%. In bond markets, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 0.40% while fixed-income investments outside the U.S. gained 2.78%, according to the Bloomberg Barclays Global Aggregate ex-USD Index.5 The Bloomberg Barclays Municipal Bond Index6 added 1.56%, and the ICE BofAML U.S. High Yield Index7 was up 2.53%.

Volatility increased during the third quarter of 2017, but favorable data curbed concerns.

During the third quarter of 2017, investor expectations advanced and fell amid shifting geopolitical tensions, particularly in Asia, and during multiple efforts to reform health care laws in the U.S. Corporate earnings and consumer confidence improved. Annualized U.S. gross domestic product growth for the quarter was 3.2%. Meanwhile, inflation continued to trail the U.S. Federal Reserve’s (Fed’s) targets.

Economic momentum increased in Europe; the European Central Bank (ECB) held its rates steady at low levels and continued its quantitative easing bond-buying program with the goal of sparking economic activity. As they had in the second quarter, emerging markets with currencies that strengthened relative to the U.S. dollar benefited. In addition, commodity price increases supported economic activity in countries that rely on natural resources for exports.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

[8]

The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo California Limited-Term Tax-Free Fund	3

The fourth quarter of 2017 was characterized by continued optimism in global markets.

U.S. stocks continued to rally during the fourth quarter of 2017, boosted by synchronized expansion in the global economy and favorable company earnings. In October 2017, the Fed began to sell the bonds acquired during a series of quantitative easing programs following the 2008 financial crisis. The Bank of England suggested it could hike interest rates in November, and the pound gained against other currencies. In addition, the Fed increased rates by another 25 basis points (bps; 100 bps equal 1.00%) in December. Stocks received a boost from growing optimism about tax reform legislation.

International markets, particularly emerging markets, continued to show strength, supported by several factors that led some observers to describe conditions as a Goldilocks economic scenario: synchronized global growth, low inflation, and healthy corporate earnings, all supported abroad by a weaker U.S. dollar.

Volatility reemerged during the first quarter of 2018 as economic signals were mixed.

The first quarter of 2018 began with stock market gains in January after the U.S. announced tax reform measures intended to lower rates for individuals and corporations. Then, investor optimism was supplanted by several concerns. Trade tensions emerged, particularly between the U.S. and China, as the U.S. threatened to impose tariffs on a broad range of imported products. Increasing interest rates and inflation also caused concern. During February 2018, the U.S. stock market endured a loss of more than 10% before recovering in March and April. The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

The Fed increased the federal funds rate by 25 bps in March and the rate of inflation reached the Fed’s 2% target for the first time in a year. The unemployment rate fell to 4.1% by March 2018 and wage growth data improved. The third revision of gross domestic product growth for the first quarter by the U.S. Bureau of Economic Analysis released during June was lowered to 2.0%.

Overseas, investment market returns reversed the strong returns of 2017—the MSCI ACWI ex USA Index (Net) gained 27.19% for the 12-month period—falling 0.43% through the end of the second quarter of 2018. Although central banks, including the ECB and the Bank of Japan, maintained low interest rates and quantitative easing measures that are generally supportive of businesses and equity markets, the U.S. dollar strengthened relative to local currencies, which served to restrain returns.

Global trade tensions escalated during the second quarter of 2018.

Global trade tensions escalated as the second quarter of 2018 opened and equity markets fell in response before resuming upward momentum later in April. The CPI8 for All Urban Consumers added 0.2% in May after a similar increase in April. On a year-over-year basis, the all-items index rose 2.8% for the 12 months that ended May 31, continuing its upward trend since the beginning of the year. The index for all items less food and energy rose 2.2% for the same 12-month period.

During June 2018, the Fed increased the federal funds rate by an additional 25 bps. Market expectations increased that the Fed might announce two more rate increases in 2018. The unemployment rate fell to an 18-year low of 3.8% in May and wage growth data improved. Internationally, central banks maintained their low interest rates and monetary policies that were accommodative of business activity.

Interest rates generally increased and the bond markets tended to decline. Long-term interest rates in the U.S. trended higher—rates on the 10-year and 30-year Treasury bonds moved from 2.46% and 2.81%, respectively, at the beginning of

During February 2018, the U.S. stock market endured a loss of more than 10% before recovering in March and April.

4	Wells Fargo California Limited-Term Tax-Free Fund	Letter to shareholders (unaudited)

the year on January 1, 2018, to 2.85% and 2.98%, respectively, on June 30, 2018, well off their highest levels during the first half of the year of 3.11% and 3.25%, respectively, on May 17, 2018.

Despite the positive economic and business trends globally, international stock values fell and U.S. stock gains moderated during most of the second quarter of 2018 due to escalating tensions as the U.S. imposed tariffs on foreign goods and countries outside of the U.S. imposed tariffs of their own on U.S. products in response.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to shareholders

∎

At a meeting held on May 22-23, 2018, the Board of Trustees of the Fund approved changes to the Fund’s Class A sales charge schedule, effective August 1, 2018. In connection with this change, the net asset value (NAV) breakpoint was lowered from $500,000 to $250,000 and NAV purchases of $250,000 or more redeemed within 12 months of purchase are assessed a contingent deferred sales charge (CDSC) of 0.40%. There is no change for purchase amounts below this breakpoint. Beginning August 1, 2018, any purchases made by a shareholder with an active Letter of Intent (LOI) are subject to the terms of the new load schedule.

∎	At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo California Limited-Term Tax-Free Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax and California individual income tax, consistent with capital preservation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Terry J. Goode

Adrian Van Poppel

Average annual total returns (%) as of June 30, 20181

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SFCIX)	11-18-1992	(1.95)	1.13	2.30	0.05	1.54	2.51	0.83	0.80
Class C (SFCCX)	8-30-2002	(1.70)	0.80	1.74	(0.70)	0.80	1.74	1.58	1.55
Administrator Class (SCTIX)	9-6-1996	–	–	–	0.23	1.76	2.73	0.77	0.60
Institutional Class (SFCNX)	10-31-2014	–	–	–	0.33	1.82	2.75	0.50	0.50
Bloomberg Barclays Municipal 1-5 Year Blend Index[4]	–	–	–	–	0.54	1.42	2.47	–	–
Bloomberg Barclays California Municipal 1-5 Year Blend Index[5]	–	–	–	–	0.55	1.43	2.49	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to California municipal securities risk and high-yield securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo California Limited-Term Tax-Free Fund	7

Growth of $10,000 investment as of June 30, 2018[6]

[1]

Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and is not adjusted to reflect the Institutional Class share expenses. If these expenses had been included, returns for the Institutional Class shares would be higher.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through October 31, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

The Bloomberg Barclays Municipal 1–5 Year Blend Index is the 1–5 Year component of the Bloomberg Barclays Municipal Bond Index. The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[5]	The Bloomberg Barclays California Municipal 1-5 Year Blend Index is the 1-5 Year component of the Bloomberg Barclays California Municipal Bond Index. You cannot invest directly in an index.

[6]

The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays Municipal 1-5 Year Blend Index and the Bloomberg Barclays California Municipal 1-5 Year Blend Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

[7]	Amounts are calculated based on the total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[8]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/ or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

8	Wells Fargo California Limited-Term Tax-Free Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎

The Fund underperformed both of its benchmarks, the Bloomberg Barclays Municipal 1–5 Year Blend Index and the Bloomberg Barclays California Municipal 1–5 Year Blend Index, during the 12-month period that ended June 30, 2018.

∎	The Fund’s longer duration was a detractor because interest rates rose. Issue selection in the housing and transportation sectors detracted from results.

∎

The main contributors to results were the Fund’s sector and credit-quality allocation. The Fund was overweight revenue bonds, which outperformed general obligation (GO) bonds. The Fund was overweight the BBB-rated credit category, which contributed to results because credits of lower quality outperformed those of higher quality. Yield-curve positioning was a slight positive as the yield curve flattened.

Effective maturity distribution as of June 30, 2018[7]

The Fed continued to normalize monetary policy.

The U.S. Federal Reserve (Fed) announced plans to reduce its balance sheet and allow holdings to shrink to a range of $2.5 trillion to $2.9 trillion. Policy normalization in Europe and Japan also was announced, with both central banks reversing asset purchases as global economies recover. Over the period, the Fed raised the federal funds rate three times (December, March, and June). Although the U.S. unemployment rate trended lower, wage growth remained moderate and inflation remained below the Fed’s 2% target in the first half of the fiscal year. Toward the end of the period, the Fed signaled that it may be slightly more aggressive in policy tightening as the unemployment rate reached a level forecasted for the end of 2018. Inflation also reached the Fed’s 2% target as U.S. economic growth expectations were buoyed by $1.5 trillion in tax cuts and a $300 billion increase in federal spending.

Tax-reform efforts led to increased municipal bond issuance at the end of 2017.

Uncertainty over tax reform and its impact on issuance in the municipal market led to record bond issuance in December 2017, which contributed to 2017 being the second-highest year for issuance on record. Other notable impacts from tax reform in the municipal market included the elimination of advanced refundings; the elimination of the alternative minimum tax for corporations; and a material reduction in the corporate income tax, which directly affects demand for tax-exempt bonds.

A flattening yield curve influenced bond market conditions during the period.

The U.S. yield curve continued its flattening trend. After remaining range-bound in the first half of the period, 10-year Treasury yields rose significantly as 2018 began and briefly broke above 3% before retreating at the end of the period. The backup in Treasury yields overwhelmed the strong technicals in the municipal market, which was characterized by strong demand chasing a limited supply of municipal bonds. Geopolitical risks and uncertainty over a potential trade war between the U.S. and other major economies drove rates lower and negatively affected the U.S. economic outlook as the period ended.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo California Limited-Term Tax-Free Fund	9

Credit quality as of June 30, 2018[8]

Sector and credit-quality allocation contributed to results, while duration and issue selection detracted.

The Fund’s longer duration relative to the Bloomberg Barclays California Municipal 1-5 Year Blend Index hampered performance. We shortened duration in the second half of the fiscal year and increased the Fund’s liquidity position. The shortest maturity segments outperformed other parts of the curve.

We maintained an overweight to BBB-rated and nonrated bonds, which benefited performance as lower-rated bonds outperformed higher-quality bonds amid strong investor demand for yield. The Fund’s overweight allocations to the special tax, hospital, industrial development revenue/pollution control revenue, and appropriation sectors contributed to results. An overweight to local GO bonds detracted as that was one of weakest-performing sectors. Issue selection detracted because the Fund’s holdings in the housing and transportation sectors underperformed the Bloomberg Barclays California Municipal 1-5 Year Blend Index.

California continued to benefit from better fiscal management with the passage of eight consecutive years of on-time budgets and the funding of the state’s reserves to the highest level on record. Revenue from personal income taxes and sales taxes continues to be robust, and overall debt levels are down. As California faces an upcoming gubernatorial election, close monitoring of the newly elected governor’s fiscal policies will be a major focus to determine if the state’s credit profile will remain solid or deteriorate.

Conditions may support municipal valuations in the medium term.

Overall technicals remain strong in the municipal market. We expect municipal valuations in the medium term to be bolstered by high state income tax rates, record levels of municipal debt maturities and calls, and limited availability of gross municipal bond supply. However, this strong backdrop for the municipal sector could be overshadowed by a rapid, unexpected rise in interest rates and negative fund flows. As it continues to normalize monetary policy, we expect the Fed to continue to raise rates but understand the pace could be influenced by any negative effects from trade policy and the resultant impacts on economic growth. Record levels of Treasury debt also will need to be issued to fund the federal budget and could affect the level of rates. We expect to keep duration neutral to slightly longer compared with the benchmark, focus purchases on the steeper parts of the yield curve in an effort to potentially benefit from the roll-down, and maintain an overweight to A-rated and BBB-rated debt.

Please see footnotes on page 7.

10	Wells Fargo California Limited-Term Tax-Free Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2018 to June 30, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2018	Ending account value 6-30-2018	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$998.66	$3.96	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.83	$4.01	0.80%
Class C
Actual	$1,000.00	$994.95	$7.67	1.55%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.11	$7.75	1.55%
Administrator Class
Actual	$1,000.00	$999.49	$2.97	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Institutional Class
Actual	$1,000.00	$999.98	$2.48	0.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	$2.51	0.50%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—June 30, 2018	Wells Fargo California Limited-Term Tax-Free Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 98.43%

California: 89.28%

Airport Revenue: 5.49%
California Municipal Finance Authority Revenue Senior Lien Linxs APM Project Series A	5.00%	12-31-2023	$750,000	$846,093
California Municipal Finance Authority Revenue Senior Lien Linxs APM Project Series A	5.00	6-30-2024	550,000	622,474
California Municipal Finance Authority Revenue Senior Lien Linxs APM Project Series A	5.00	12-31-2024	750,000	852,608
Los Angeles CA Department of Airports AMT Series B	5.00	5-15-2024	5,000,000	5,754,600
Los Angeles CA Department of Airports AMT Series B	5.00	5-15-2025	6,000,000	6,973,740
Los Angeles CA Department of Airports AMT Series B	5.00	5-15-2026	2,500,000	2,930,125
Los Angeles CA Department of Airports AMT Subordinate Bond Series A	5.00	5-15-2026	2,060,000	2,401,651
Oxnard CA Harbor District Series A	5.00	8-1-2018	2,275,000	2,281,074
Sacramento County CA Airport System Refunding Bond AMT Subordinate Series F	5.00	7-1-2021	2,585,000	2,812,454
Sacramento County CA Airport System Refunding Bond AMT Subordinate Series F	5.00	7-1-2022	2,590,000	2,873,191
Sacramento County CA Airport System Refunding Bond AMT Subordinate Series F	5.00	7-1-2023	2,585,000	2,922,963
Sacramento County CA Airport System Refunding Bond AMT Subordinate Series F	5.00	7-1-2024	1,760,000	2,015,130

				33,286,103

Education Revenue: 3.72%
California Educational Facilities Authority Revenue Loma Linda University Series A	5.00	4-1-2024	550,000	625,339
California Educational Facilities Authority Revenue Loma Linda University Series A	5.00	4-1-2026	325,000	376,909
California Municipal Finance Authority California Baptist University Series A 144A	4.00	11-1-2021	850,000	864,935
California Municipal Finance Authority Charter School Albert Einstein Academies Project Series A	6.00	8-1-2023	705,000	744,311
California Municipal Finance Authority Revenue Refunding Bond Biola University	5.00	10-1-2027	790,000	925,051
California School Finance Authority Bright Star School Obligation Group 144A	5.00	6-1-2027	1,860,000	1,991,018
California School Finance Authority Coastal Academy Project Series A	5.00	10-1-2022	300,000	314,340
California School Finance Authority Rocketship Education Series A 144A	5.00	6-1-2021	310,000	319,722
California School Finance Authority Rocketship Education Series A 144A	5.00	6-1-2026	500,000	535,525
California Statewide CDA California Baptist University Series A	5.13	11-1-2023	715,000	762,519
California Statewide CDA California Baptist University Series B	3.50	11-1-2018	270,000	271,042
California Statewide CDA School Facilities	5.88	7-1-2022	1,220,000	1,296,665
California Statewide Community Refunding Bond California Baptist University Series A 144A	3.00	11-1-2022	2,000,000	2,004,180
University of California Series AK	5.00	5-15-2048	10,000,000	11,489,500

				22,521,056

GO Revenue: 27.61%
Adelanto CA School District CAB Series B (National Insured) ¤	0.00	9-1-2018	625,000	623,556
Alvord CA Unified School District Election of 2007 Series B (AGM Insured)	6.50	8-1-2018	475,000	476,914
Alvord CA Unified School District Election of 2007 Series B (AGM Insured)	6.50	8-1-2020	1,605,000	1,764,377
Bassett CA Unified School District Refunding Bond Series B (Build America Mutual Assurance Company Insured)	5.00	8-1-2019	420,000	436,296
Bassett CA Unified School District Refunding Bond Series B (Build America Mutual Assurance Company Insured)	5.00	8-1-2021	550,000	602,459
Bassett CA Unified School District Refunding Bond Series B (Build America Mutual Assurance Company Insured)	5.00	8-1-2023	725,000	828,008
California	5.00	10-1-2021	6,795,000	7,504,262

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo California Limited-Term Tax-Free Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

GO Revenue (continued)
California	5.00%	11-1-2022	$2,500,000	$2,830,475
California	5.00	10-1-2023	8,400,000	9,680,160
California	5.25	10-1-2022	2,750,000	3,134,725
California PFOTER Series DCL-009 (Dexia Credit Local LOC, AGM Insured) 144Aø	1.75	8-1-2027	14,480,000	14,480,000
California PFOTER Series DCL-010 (Dexia Credit Local LOC, AGM Insured) 144Aø	1.75	8-1-2027	15,620,000	15,620,000
California Refunding Bond Various Purpose Bidding Group C	5.00	9-1-2027	8,500,000	10,128,855
California Series B (SIFMA Municipal Swap +0.38%) ±	1.89	12-1-2027	5,000,000	5,012,800
California Series B	5.00	9-1-2023	10,730,000	12,340,573
California Statewide Refunding Bond Various Purpose	5.00	8-1-2025	3,500,000	4,144,035
California Statewide Series B (1 Month LIBOR +0.76%) ±	2.15	12-1-2031	2,500,000	2,533,625
California Statewide Series E (1 Month LIBOR +0.83%) ±	2.23	12-1-2029	5,000,000	5,012,400
Central California Unified School District Refunding Bond (AGM Insured)	4.00	7-1-2020	500,000	523,260
Central California Unified School District Refunding Bond (AGM Insured)	5.00	7-1-2021	400,000	437,396
Central California Unified School District Refunding Bond (AGM Insured)	5.00	7-1-2022	750,000	839,640
Centralia CA School District (AGM Insured)	4.00	8-1-2018	375,000	375,803
Coachella Valley CA Unified School District (Build America Mutual Assurance Company Insured)	4.00	8-1-2020	2,455,000	2,575,418
Coachella Valley CA Unified School District (Build America Mutual Assurance Company Insured)	4.00	8-1-2021	2,230,000	2,380,369
Coachella Valley CA Unified School District (Build America Mutual Assurance Company Insured)	4.00	8-1-2022	1,000,000	1,084,060
Cotati Rohnert Park CA Unified School District Series B (AGM Insured)	5.00	8-1-2020	2,275,000	2,430,496
Dixon CA Unified School District (AGM Insured)	5.00	8-1-2021	1,210,000	1,328,459
Dixon CA Unified School District (AGM Insured)	5.00	8-1-2022	1,285,000	1,444,340
El Monte CA City School District BAN ¤	0.00	4-1-2023	2,000,000	1,796,880
El Monte CA Union High School Refunding Bond	5.00	6-1-2021	1,315,000	1,437,334
Fowler CA Unified School District School Facilities Improvement District #1 (National Insured)	5.20	7-1-2020	750,000	769,920
Hayward CA Unified School District Certificate of Participation (AGM Insured)	5.00	8-1-2022	500,000	564,100
Hayward CA Unified School District Certificate of Participation (AGM Insured)	5.00	8-1-2023	805,000	926,507
Huntington Beach CA City School District Election of 2002	4.00	8-1-2021	505,000	540,153
La Habra CA School District Refunding Bond	5.00	8-1-2019	950,000	987,069
La Habra CA School District Refunding Bond	5.00	8-1-2020	1,045,000	1,117,983
La Habra CA School District Refunding Bond	5.00	8-1-2021	805,000	883,810
Los Angeles CA Unified School District Refunding Bond Series D	5.00	7-1-2023	6,180,000	7,117,382
Merced CA Union High School CAB Series A (National Insured) ¤	0.00	8-1-2019	2,190,000	2,152,485
Mount Sanitary Antonio CA Community CAB College District ¤	0.00	4-1-2022	10,000,000	9,254,400
Natomas CA Unified School District (AGM Insured)	3.00	9-1-2018	1,025,000	1,027,850
Natomas CA Unified School District (AGM Insured)	3.00	9-1-2019	1,000,000	1,017,650
Oak Valley CA Hospital District Refunding Bond Los Angeles County CA Redevelopment Refunding Bond Authority	4.00	7-1-2020	500,000	523,060
Oak Valley CA Hospital District Refunding Bond Los Angeles County CA Redevelopment Refunding Bond Authority	5.00	7-1-2021	950,000	1,030,418
Oak Valley CA Hospital District Refunding Bond Los Angeles County CA Redevelopment Refunding Bond Authority	5.00	7-1-2022	750,000	831,098
Oak Valley CA Hospital District Refunding Bond Los Angeles County CA Redevelopment Refunding Bond Authority	5.00	7-1-2023	755,000	853,324
Oakland CA Unified School District Alameda County Election of 2012 Series A	5.00	8-1-2022	750,000	845,520
Oakland CA Unified School District Alameda County Election of 2012 Series A	5.00	8-1-2024	600,000	702,522
Redondo Beach CA Unified School District CAB Election of 2008 Series E ¤	0.00	8-1-2018	345,000	344,614
Redondo Beach CA Unified School District CAB Election of 2008 Series E ¤	0.00	8-1-2020	460,000	443,826

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo California Limited-Term Tax-Free Fund	13

Security name	Interest rate	Maturity date	Principal	Value

GO Revenue (continued)
Riverside CA Community College District Election of 2004 Series D ¤	0.00%	8-1-2020	$535,000	$516,510
Robla CA School District Series B (National Insured) ¤	0.00	8-1-2018	80,000	79,904
Salinas CA Union High School District CAB ¤	0.00	8-1-2020	5,000,000	4,787,900
San Gorgonio CA Memorial Healthcare Refunding Bond	5.00	8-1-2021	275,000	299,761
San Gorgonio CA Memorial Healthcare Refunding Bond	5.00	8-1-2022	500,000	557,205
San Gorgonio CA Memorial Healthcare Refunding Bond	5.00	8-1-2023	1,000,000	1,135,360
San Mateo Foster City CA School District	5.00	8-15-2020	2,000,000	2,143,960
Santa Ana CA Unified School District CAB Election of 2008 Series A ¤	0.00	8-1-2020	1,815,000	1,749,751
Sierra Kings CA Health Care Refunding Bond	4.00	8-1-2018	230,000	230,501
Sierra Kings CA Health Care Refunding Bond	4.00	8-1-2019	225,000	231,161
Sierra Kings CA Health Care Refunding Bond	4.00	8-1-2021	345,000	367,087
Sierra Kings CA Health Care Refunding Bond	4.00	8-1-2022	425,000	457,946
Sierra Kings CA Health Care Refunding Bond	4.00	8-1-2023	405,000	440,446
Sierra Kings CA Health Care Refunding Bond	4.00	8-1-2024	420,000	460,278
Southern CA Mono Healthcare District	4.00	8-1-2019	845,000	865,567
SouthWestern Community College District Refunding Bond	5.00	8-1-2020	1,250,000	1,338,363
SouthWestern Community College District Refunding Bond	5.00	8-1-2021	2,710,000	2,978,751
Sweetwater CA Union High School District PFA Refunding Bond (Build America Mutual Assurance Company Insured)	5.00	8-1-2021	620,000	679,526
Twin Rivers CA Unified School District Series A (Build America Mutual Assurance Company Insured)	4.00	8-1-2019	385,000	395,499
Twin Rivers CA Unified School District Series A (Build America Mutual Assurance Company Insured)	5.00	8-1-2020	510,000	545,292
Vacaville CA Unified School District Series C (Build America Mutual Assurance Company Insured)	5.00	8-1-2022	675,000	759,267
West Covina CA Unified School District (AGM Insured)	4.00	8-1-2018	575,000	576,254

				167,336,955

Health Revenue: 7.15%
Association of Bay Area Governments Finance Authority for Nonprofit Corporations O’Connor Woods	4.00	1-1-2019	955,000	967,568
Association of Bay Area Governments Finance Authority for Nonprofit Corporations Sharp Healthcare Series A	5.00	8-1-2019	500,000	518,085
California CDA Loma Linda University Medical Center Series A	5.25	12-1-2029	1,000,000	1,099,090
California HFFA Catholic Healthcare West Series A	5.00	3-1-2019	700,000	715,715
California HFFA Catholic Healthcare West Series A	5.25	3-1-2023	4,000,000	4,324,320
California HFFA Chinese Hospital Associates	5.00	6-1-2019	200,000	206,068
California HFFA El Camino Hospital	5.00	2-1-2025	1,000,000	1,169,920
California HFFA Fellowship Homes Incorporated	5.00	9-1-2019	770,000	785,677
California HFFA Memorial Health Services Series A	5.00	10-1-2023	2,475,000	2,789,622
California HFFA Providence St. Joseph	1.25	10-1-2036	2,000,000	1,977,640
California HFFA Sutter Health Series A	5.00	11-15-2023	2,500,000	2,883,925
California Municipal Finance Authority BAN Open Door Community Health Centers	2.80	9-15-2018	3,000,000	3,001,170
California Municipal Finance Authority Community Medical Centers Series A	5.00	2-1-2023	735,000	817,702
California Municipal Finance Authority Community Medical Centers Series A	5.00	2-1-2024	500,000	564,695
California Municipal Finance Authority Community Medical Centers Series A	5.00	2-1-2025	1,000,000	1,142,280
California Municipal Finance Authority Channing House Project Series A	5.00	5-15-2022	475,000	532,466
California Municipal Finance Authority Channing House Project Series A	5.00	5-15-2023	925,000	1,059,985
California Municipal Finance Authority Refunding Bond Eisenhower Medical Center Series A	5.00	7-1-2029	400,000	455,888

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo California Limited-Term Tax-Free Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Health Revenue (continued)
California Statewide CDA Adventist Health Systems West Series A	5.00%	3-1-2024	$800,000	$914,016
California Statewide CDA Health Facilities Catholic Series F (AGM Insured) (m)	1.90	7-1-2040	1,000,000	1,000,000
California Statewide CDA Henry Mayo Newhall Memorial Hospital Series A (AGM Insured)	5.00	10-1-2021	500,000	542,610
California Statewide CDA Henry Mayo Newhall Memorial Hospital Series A (AGM Insured)	5.00	10-1-2022	395,000	437,036
California Statewide CDA Henry Mayo Newhall Memorial Hospital Series A (AGM Insured)	5.00	10-1-2023	500,000	561,585
California Statewide CDA Huntington Memorial Hospital	5.00	7-1-2025	500,000	576,635
California Statewide CDA Huntington Memorial Hospital	5.00	7-1-2026	500,000	581,415
California Statewide CDA Marin General Hospital Series A	5.00	8-1-2024	150,000	173,123
California Statewide CDA Marin General Hospital Series A	5.00	8-1-2025	250,000	291,720
California Statewide CDA Marin General Hospital Series A	5.00	8-1-2026	250,000	294,055
California Statewide CDA Marin General Hospital Series A	5.00	8-1-2027	200,000	236,988
California Statewide CDA Marin General Hospital Series A	5.00	8-1-2028	225,000	266,535
California Statewide CDA Marin General Hospital Series A	5.00	8-1-2029	300,000	353,172
California Statewide CDA Redwoods Project	3.00	11-15-2018	400,000	402,520
California Statewide CDA St. Joseph Hospital (AGM Insured)	4.50	7-1-2018	205,000	205,000
California Statewide CDA Viamonte Senior Living 1 Project	3.00	7-1-2025	3,000,000	3,049,890
Palomar Health & Arch Health Partners Incorporated Certificate of Participation	5.00	11-1-2018	335,000	337,677
Palomar Health & Arch Health Partners Incorporated Certificate of Participation	5.00	11-1-2019	400,000	412,436
Palomar Health & Arch Health Partners Incorporated Certificate of Participation	5.00	11-1-2020	250,000	262,705
Palomar Health & Arch Health Partners Incorporated Certificate of Participation	5.00	11-1-2021	275,000	293,365
Palomar Health & Arch Health Partners Incorporated Certificate of Participation	5.00	11-1-2022	375,000	405,686
Palomar Health & Arch Health Partners Incorporated Certificate of Participation	5.00	11-1-2023	300,000	328,092
Palomar Health & Arch Health Partners Incorporated Certificate of Participation	5.00	11-1-2024	300,000	330,516
Palomar Health & Arch Health Partners Incorporated Certificate of Participation	5.00	11-1-2025	330,000	365,785
San Buenaventura CA Community Mental Health System	6.00	12-1-2019	2,000,000	2,102,700
San Buenaventura CA Community Mental Health System	6.50	12-1-2021	2,585,000	2,916,475
Washington Township CA Health Refunding Bond Series A	5.00	7-1-2023	600,000	664,962

				43,318,515

Housing Revenue: 1.56%
California Department of Veterans Affairs Home Purchase Series A	3.50	12-1-2021	855,000	895,040
California HFA Home Mortgage Series A (GNMA/FNMA/FHLMC Insured)	3.75	8-1-2020	390,000	393,705
California Municipal Finance Authority Mobile Senior Caritas Affordable Housing Incorporated Projects Series A	5.00	8-15-2019	515,000	531,676
California Municipal Finance Authority Mobile Senior Caritas Projects Series A	5.00	8-15-2023	500,000	556,115
California Municipal Finance Authority Mobile Senior Caritas Projects Series A	5.00	8-15-2025	500,000	567,410
California Municipal Finance Authority Mobile Senior Caritas Projects Series A	5.00	8-15-2027	785,000	902,632
California Municipal Finance Authority Peppertree Senior Apartments Series A (FHLMC Insured, FHLMC LIQ)	2.80	6-1-2023	2,500,000	2,593,075
California Municipal Finance Authority Village Grove Apartments Series A (FHLMC Insured, FHLMC LIQ)	3.10	12-1-2021	1,000,000	1,034,410
California PFA NCCD-Claremont Properties LLC University Housing Project Series A 144A	5.00	7-1-2027	1,825,000	1,987,535

				9,461,598

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo California Limited-Term Tax-Free Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Industrial Development Revenue: 0.34%
California PCFA AMT Calplant I Project 144A	7.00%	7-1-2022	$500,000	$518,165
California PCFA AMT Calplant I Project 144A	7.50	7-1-2032	1,500,000	1,574,250

				2,092,415

Miscellaneous Revenue: 12.64%
Alameda County CA Joint Powers Authority Multiple Capital Projects Series A	4.00	12-1-2019	1,000,000	1,036,050
Alameda County CA Joint Powers Authority Multiple Capital Projects Series A	5.00	12-1-2021	1,000,000	1,110,660
Albany CA Limited Obligation Improvement Bond Act of 1915 (Ambac Insured)	4.75	9-2-2019	890,000	895,571
Anaheim CA PFA CAB Subordinate Lien Public Improvements Project Series C (AGM Insured) ¤	0.00	9-1-2018	3,245,000	3,237,180
Association of Bay Area Governments Finance Authority for Nonprofit Corporations Jackson Laboratory	5.00	7-1-2019	730,000	755,492
Brentwood CA Infrastructure Financing Authority Subordinate Bond Series B	3.00	9-2-2018	1,030,000	1,032,215
Brentwood CA Infrastructure Financing Authority Subordinate Bond Series B	4.00	9-2-2021	1,135,000	1,208,196
California	5.00	9-1-2022	2,240,000	2,526,070
California Public Works Board Capital Project Series G	5.00	11-1-2020	3,000,000	3,231,360
California Public Works Board Department of Corrections & Rehabilitation Series C	5.00	10-1-2022	1,500,000	1,691,325
California Public Works Board Judicial Council Projects Series B	5.00	10-1-2022	500,000	563,775
California Public Works Board Judicial Council Projects Series D	5.00	12-1-2019	1,000,000	1,049,680
California Public Works Board Various Capital Projects Series I	5.00	11-1-2020	1,250,000	1,346,400
California Statewide CDA Refunding Bond (AGM Insured)	5.00	11-15-2019	250,000	262,068
California Statewide CDA Refunding Bond (AGM Insured)	5.00	11-15-2020	210,000	226,309
California Statewide CDA Refunding Bond (AGM Insured)	5.00	11-15-2021	200,000	221,018
California Statewide CDA Refunding Bond (AGM Insured)	5.00	11-15-2022	200,000	226,128
California Statewide Community Monterey County Savers Bond (Build America Mutual Assurance Company Insured)	5.00	8-1-2027	2,185,000	2,605,176
Carlsbad CA Improvement Bond Act of 1915	3.00	9-2-2018	300,000	300,708
Carlsbad CA Improvement Bond Act of 1915	3.00	9-2-2019	540,000	546,296
Chula Vista CA Certificate of Participation Refunding Bond Police Facility Project	5.00	10-1-2021	720,000	795,391
Compton CA PFA Lease 144A	4.00	9-1-2022	2,000,000	2,042,720
Compton CA PFA Refunding Bond 144A	4.00	9-1-2027	2,000,000	2,006,420
Desert Sands CA Unified School District Certificate of Participation (Build America Mutual Assurance Company Insured)	5.00	3-1-2024	1,500,000	1,715,490
Fresno County CA Financing Authority Lease Series A (AGM Insured)	3.00	8-1-2019	970,000	986,645
Fresno County CA Joint Powers Financing Authority Refunding Bond Master Lease Project Series A (AGM Insured)	5.00	4-1-2025	750,000	865,178
Golden Empire School CA Financing Authority Refunding Bond Kern High School District	5.00	5-1-2021	1,000,000	1,091,000
Hayward CA Unified School District Certificate of Participation (AGM Insured)	3.00	6-1-2019	750,000	760,958
Irvine CA Limited Obligation Improvement Bonds Reassessment District #12-1	4.00	9-2-2018	1,325,000	1,330,751
Irvine CA Limited Obligation Improvement Bonds Reassessment District #15-2	5.00	9-2-2023	800,000	904,584
Irvine CA Limited Obligation Improvement Bonds Reassessment District #15-2	5.00	9-2-2024	850,000	975,375
Lodi CA Public Financing Authority Electric Refunding Bond (AGM Insured)	5.00	9-1-2024	1,100,000	1,279,278
Los Angeles CA Convention & Exhibit Center Authority Series A	5.00	8-15-2020	2,000,000	2,008,660
Los Angeles CA Public Works Series D	5.00	12-1-2027	1,605,000	1,897,495
Los Angeles CA Unified School District Certificate of Participation Headquarters Building Projects Series B	5.00	10-1-2025	1,875,000	2,101,125
Los Angeles County CA Public Works Multiple Capital Projects II	5.00	8-1-2020	500,000	536,410
Norwalk CA Community Facilities Financing Series A (AGM Insured)	4.00	6-1-2019	280,000	286,667
Norwalk CA Community Facilities Financing Series A (AGM Insured)	4.00	6-1-2020	350,000	366,149

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo California Limited-Term Tax-Free Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Miscellaneous Revenue (continued)
Norwalk CA Community Facilities Financing Series B (AGM Insured)	4.00%	6-1-2019	$625,000	$639,881
Norwalk CA Community Facilities Financing Series B (AGM Insured)	4.00	6-1-2020	650,000	679,991
Palo Alto CA Improvement Bond Act of 1915 University Area Off-Street Parking Assessment District	3.00	9-2-2018	415,000	416,054
Palo Alto CA Improvement Bond Act of 1915 University Area Off-Street Parking Assessment District	4.00	9-2-2021	450,000	480,164
Riverside CA Unified School District Financing Authority Superior Lien Series A	4.00	9-1-2018	1,735,000	1,742,200
Riverside County CA Asset Leasing Corporation Riverside Hospital Project (National Insured) ¤	0.00	6-1-2019	1,000,000	983,890
Riverside County CA Public Financing County Facilities Projects	4.00	5-1-2020	795,000	829,074
Riverside County CA Public Financing County Facilities Projects	5.00	5-1-2019	840,000	864,570
Sacramento CA City Financing Refunding Bond Master Lease Program Facilities (Build America Mutual Assurance Company Insured)	5.00	12-1-2022	800,000	905,536
Sacramento CA City Schools Joint Powers Financing Authority Series A (Build America Mutual Assurance Company Insured)	5.00	3-1-2019	1,050,000	1,075,610
Sacramento CA City Schools Joint Powers Financing Authority Series A (Build America Mutual Assurance Company Insured)	5.00	3-1-2020	1,185,000	1,252,569
Sacramento CA City Schools Joint Powers Financing Authority Series A (Build America Mutual Assurance Company Insured)	5.00	3-1-2021	830,000	898,691
Sacramento CA City Schools Joint Powers Financing Authority Series A (Build America Mutual Assurance Company Insured)	5.00	3-1-2022	775,000	858,979
Sacramento CA City Schools Joint Powers Financing Authority Series A (Build America Mutual Assurance Company Insured)	5.00	3-1-2023	815,000	922,499
San Bernardino County CA Certificate of Participation Arrowhead Project Series A	5.50	8-1-2020	1,000,000	1,040,950
Santa Clara County CA Financing Authority Capital Projects Series A	4.00	2-1-2024	6,000,000	6,408,000
Santa Cruz County CA Capital Financing Public Facilities Project (AGM Insured)	4.00	8-1-2020	150,000	157,107
Santa Cruz County CA Capital Financing Public Facilities Project (AGM Insured)	5.00	8-1-2021	125,000	136,804
Santa Cruz County CA Capital Financing Public Facilities Project (AGM Insured)	5.00	8-1-2022	165,000	184,701
Sutter Butte CA Flood Agency Assessment (Build America Mutual Assurance Company Insured)	5.00	10-1-2023	1,280,000	1,457,242
Sutter Butte CA Flood Agency Assessment (Build America Mutual Assurance Company Insured)	5.00	10-1-2024	715,000	823,523
Sutter Butte CA Flood Agency Assessment (Build America Mutual Assurance Company Insured)	5.00	10-1-2025	1,575,000	1,832,103
Sweetwater CA Union High School District PFA Refunding Bond (Build America Mutual Assurance Company Insured)	5.00	9-1-2018	2,500,000	2,515,325
Sweetwater CA Union High School District PFA Refunding Bond (Build America Mutual Assurance Company Insured)	5.00	9-1-2019	1,000,000	1,041,650
Ventura County CA PFA Series B	5.00	11-1-2019	375,000	392,539
Ventura County CA PFA Series B	5.00	11-1-2020	250,000	269,938
Visalia CA Certificate of Participation (AGM Insured)	4.00	12-1-2020	250,000	262,918
Visalia CA Certificate of Participation (AGM Insured)	4.00	12-1-2021	250,000	267,000
Visalia CA Certificate of Participation (AGM Insured)	5.00	12-1-2022	335,000	376,172
West Sacramento CA Flood Control Agency	2.50	9-1-2018	275,000	275,512
West Sacramento CA Flood Control Agency	2.75	9-1-2019	285,000	288,984
West Sacramento CA Flood Control Agency	5.00	9-1-2020	290,000	310,984

				76,613,133

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo California Limited-Term Tax-Free Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Tax Revenue: 25.45%
California Economic Recovery Refunding Bond Series A	5.00%	7-1-2018	$3,800,000	$3,800,000
California School Infrastructure Financing Agency Refunding Bond (AGM Insured)	5.00	9-1-2021	1,300,000	1,424,306
California Statewide Community Facilities District #2015-01	5.00	9-1-2027	500,000	554,625
Carson CA RDA Project Area #1 Series A (AGM Insured)	5.00	10-1-2020	775,000	830,002
Carson CA RDA Project Area #1 Series A (AGM Insured)	5.00	10-1-2021	855,000	937,140
Carson CA RDA Project Area #1 Series A (AGM Insured)	5.00	10-1-2022	600,000	672,102
Cathedral City CA RDA Refunding Bond Merged Redevelopment Project Series A	5.00	8-1-2020	2,295,000	2,446,998
Cathedral City CA RDA Refunding Bond Merged Redevelopment Project Series A	5.00	8-1-2021	2,425,000	2,657,824
Cathedral City CA RDA Refunding Bond Merged Redevelopment Project Series A	5.00	8-1-2022	2,550,000	2,853,399
Cathedral City CA RDA Refunding Bond Merged Redevelopment Project Series A	5.00	8-1-2023	1,735,000	1,979,704
Cathedral City CA RDA Refunding Bond Merged Redevelopment Project Series A (AGM Insured)	5.00	8-1-2024	1,770,000	2,046,120
Chino CA PFA Local Agency Series A (AGM Insured)	5.00	9-1-2022	1,830,000	2,035,710
Chino CA PFA Local Agency Series A (AGM Insured)	5.00	9-1-2024	660,000	756,492
Commerce CA RDA CAB Project #1 ¤	0.00	8-1-2021	1,300,000	1,116,375
Commerce CA Successor Agency to the Community Development Commission Refunding Bond Series A (AGM Insured)	5.00	8-1-2023	600,000	683,382
Culver City CA RDA CAB Tax Allocation Series A ¤	0.00	11-1-2019	2,575,000	2,517,449
Dinuba CA RDA Successor Agency to Merged City Project #2 (Build America Mutual Assurance Company Insured)	4.00	9-1-2019	210,000	215,748
Dinuba CA RDA Successor Agency to Merged City Project #2 (Build America Mutual Assurance Company Insured)	5.00	9-1-2021	250,000	273,743
Dinuba CA RDA Successor Agency to Merged City Project #2 (Build America Mutual Assurance Company Insured)	5.00	9-1-2022	250,000	279,795
El Dorado CA Community Facilities District #19-1	4.00	9-1-2018	1,000,000	1,004,180
Fairfield CA RDA Successor Agency Tax Allocation Refunding Bond	5.00	8-1-2020	1,000,000	1,071,110
Fairfield CA RDA Successor Agency Tax Allocation Refunding Bond	5.00	8-1-2021	3,170,000	3,486,366
Fairfield CA RDA Successor Agency Tax Allocation Refunding Bond	5.00	8-1-2022	2,395,000	2,698,015
Fairfield CA RDA Successor Agency Tax Allocation Refunding Bond	5.00	8-1-2023	1,025,000	1,179,170
Fremont CA Community Facilities District	5.00	9-1-2024	1,000,000	1,130,310
Fullerton CA Community Facilities District	4.00	9-1-2018	610,000	612,501
Fullerton CA Community Facilities District	4.00	9-1-2019	665,000	683,041
Fullerton CA School District Financing Authority Series A (AGM Insured)	4.00	9-1-2018	400,000	401,752
Garden Grove CA Agency Community Refunding Bond Garden Grove Community Project (Build America Mutual Assurance Company Insured)	4.00	10-1-2021	770,000	822,129
Garden Grove CA Agency Community Refunding Bond Garden Grove Community Project (Build America Mutual Assurance Company Insured)	5.00	10-1-2022	3,015,000	3,387,775
Imperial Beach CA RDA Palm Avenue Commercial Redevelopment Project (Build America Mutual Assurance Company Insured)	4.00	6-1-2020	775,000	808,813
Inglewood CA Redevelopment Refunding Bond Subordinate Lien Merged Redevelopment Project (Build America Mutual Assurance Company Insured)	5.00	5-1-2025	1,000,000	1,164,180
Inglewood CA Unified School District School Facilities Authority (AGM Insured)	5.25	10-15-2023	8,670,000	9,694,534
Irwindale CA CDA City Industrial Development Project (AGM Insured)	5.00	7-15-2020	320,000	341,878
Irwindale CA CDA City Industrial Development Project (AGM Insured)	5.00	7-15-2021	340,000	372,820
Irwindale CA CDA City Industrial Development Project (AGM Insured)	5.00	7-15-2022	365,000	410,088
Irwindale CA CDA City Industrial Development Project (AGM Insured)	5.00	7-15-2023	375,000	429,578
Irwindale CA Community Redevelopment Agency Tax Alloc Revenue Refunding Bond City Industrial Development Project (AGM Insured)	5.55	7-15-2023	2,860,000	3,326,523
Jurupa CA PFA Series A	5.00	9-1-2020	550,000	587,615
La Quinta CA RDA Project Areas #1 & 2 Series A	5.00	9-1-2019	1,150,000	1,196,541

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo California Limited-Term Tax-Free Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Tax Revenue (continued)
La Quinta CA RDA Project Areas #1 & 2 Series A	5.00%	9-1-2020	$1,045,000	$1,121,546
La Quinta CA RDA Project Areas #1 & 2 Series A	5.00	9-1-2021	565,000	623,054
La Quinta CA RDA Project Areas #1 & 2 Series A	5.00	9-1-2022	615,000	694,864
Lancaster CA RDA Refunding Bond Combined Redevelopment Project Areas (AGM Insured)	5.00	8-1-2024	870,000	1,006,790
Lancaster CA RDA Refunding Bond Combined Redevelopment Project Areas (AGM Insured)	5.00	8-1-2029	400,000	466,360
Los Angeles County CA Community Facilities District #5 Rowland Heights Area (AGM Insured)	5.00	9-1-2019	325,000	326,687
Los Angeles County CA Redevelopment Refunding Bond Authority Hollywood Redevelopment Project	5.00	7-1-2019	1,780,000	1,842,887
Los Angeles County CA Redevelopment Refunding Bond Authority Series D	5.00	9-1-2018	2,570,000	2,586,011
Los Angeles County CA Redevelopment Refunding Bond Authority Series D	5.00	9-1-2019	2,545,000	2,644,688
Menifee CA Union School District Public Series A	4.00	9-1-2022	540,000	582,455
Modesto CA Community Facilities District #2004-1 Village One #2	4.00	9-1-2018	595,000	597,517
Modesto CA Community Facilities District #2004-1 Village One #2	4.50	9-1-2019	605,000	623,319
Monrovia CA RDA Subordinate Central Project #1	4.00	8-1-2018	785,000	786,554
Monrovia CA RDA Subordinate Central Project #1	4.00	8-1-2019	815,000	835,636
North City CA West School Facilities Financing Authority Series C (Ambac Insured)	5.00	9-1-2018	1,125,000	1,131,728
Oakdale CA Successor Agency to Oakdale Community RDA Series A (AGM Insured)	5.00	6-1-2026	355,000	416,671
Oakdale CA Successor Agency to Oakdale Community RDA Series A (AGM Insured)	5.00	6-1-2027	350,000	412,101
Oakland CA Successor Agency to Central District Redevelopment Project Refunding Bond Subordinate Lien	4.00	9-1-2018	3,215,000	3,228,760
Orange County CA Community Facilities #2015-1 Esencia Village Series A	5.00	8-15-2023	375,000	416,899
Orange County CA Community Facilities #2015-1 Esencia Village Series A	5.00	8-15-2025	335,000	378,553
Orange County CA Development Agency Santa Ana Heights Project	5.00	9-1-2018	200,000	201,140
Orange County CA Development Agency Santa Ana Heights Project	5.00	9-1-2019	1,085,000	1,126,859
Orange County CA Development Agency Santa Ana Heights Project	5.00	3-1-2020	1,110,000	1,168,974
Orange County CA Development Agency Santa Ana Heights Project	5.00	9-1-2020	1,140,000	1,211,706
Pittsburg CA Successor Agency of Los Medanos Community Development (AGM Insured)	5.00	8-1-2021	1,885,000	2,067,166
Pittsburg CA Successor Agency of Los Medanos Community Development (AGM Insured)	5.00	8-1-2022	1,305,000	1,464,628
Pittsburg CA Successor Agency of Los Medanos Community Development (AGM Insured)	5.00	8-1-2023	780,000	893,248
Placentia CA RDA Project (Build America Mutual Assurance Company Insured)	4.00	8-1-2019	580,000	596,136
Placentia CA RDA Project (Build America Mutual Assurance Company Insured)	5.00	8-1-2020	600,000	640,116
Poway CA Unified School District PFA	3.00	9-15-2018	755,000	757,129
Poway CA Unified School District PFA	4.00	9-15-2020	335,000	349,120
Poway CA Unified School District PFA (Build America Mutual Assurance Company Insured)	4.00	10-1-2020	300,000	314,178
Poway CA Unified School District PFA (Build America Mutual Assurance Company Insured)	4.00	10-1-2021	185,000	196,503
Poway CA Unified School District PFA Series B (Build America Mutual Assurance Company Insured)	5.00	9-1-2024	1,115,000	1,284,904
Poway CA Unified School District PFA Series B (Build America Mutual Assurance Company Insured)	5.00	9-1-2025	775,000	902,945
Poway CA Unified School District Special Community Facilities District #6-4S Ranch	4.00	9-1-2018	445,000	446,998
Rialto CA RDA Successor Agency to Merged Project Area	5.00	9-1-2022	475,000	534,038
Riverside CA PFA Local Measure Certificate of Participation Riverside Pavement Rehabilitation Project (AGM Insured)	5.00	6-1-2023	845,000	960,461

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo California Limited-Term Tax-Free Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Tax Revenue (continued)
Riverside County CA PFA Indian Wells Project Series A (AGM Insured)	5.00%	9-1-2020	$1,610,000	$1,722,233
Romoland CA School District Community Facilities District #2004-1	4.00	9-1-2019	850,000	870,383
Roseville CA Finance Authority Special Refunding Bond Series A	5.00	9-1-2023	400,000	454,976
Roseville CA Finance Authority Special Refunding Bond Series A	5.00	9-1-2029	300,000	354,057
Roseville CA Special Tax Refunding Bond Community Facilities District	4.00	9-1-2019	875,000	895,781
Roseville CA Special Tax Refunding Bond Community Facilities District	5.00	9-1-2020	1,050,000	1,117,421
Roseville CA Special Tax Refunding Bond Community Facilities District	5.00	9-1-2021	500,000	544,110
Roseville CA Special Tax Refunding Bond Fiddyment Ranch Community	5.00	9-1-2024	1,905,000	2,160,194
Roseville CA Special Tax Refunding Bond Fiddyment Ranch Community	5.00	9-1-2029	1,595,000	1,815,908
San Diego CA RDA CAB Tax Allocation Center Series A (AGM Insured) ¤	0.00	9-1-2018	635,000	633,533
San Francisco CA City & County RDA Successor Agency to Community Facilities District #6 Mission Bay South Series A	5.00	8-1-2018	500,000	501,245
San Francisco CA City & County RDA Successor Agency to Community Facilities District #6 Mission Bay South Series A	5.00	8-1-2019	555,000	572,993
San Francisco CA City & County RDA Successor Agency to Community Facilities District #6 Mission Bay South Series A	5.00	8-1-2025	1,600,000	1,752,832
San Francisco CA City & County RDA Successor Agency to Mission Bay South Redevelopment Project Series A	5.00	8-1-2020	500,000	532,585
San Francisco CA City & County RDA Successor Agency to Mission Bay South Redevelopment Project Series A	5.00	8-1-2022	375,000	417,435
San Francisco CA City & County RDA Successor Agency to Mission Bay South Redevelopment Project Subordinate Bond Series D 144A	3.00	8-1-2021	4,000,000	4,032,800
San Francisco CA City & County RDFA San Francisco Redevelopment Project Series B (National Insured)	5.25	8-1-2018	1,155,000	1,156,490
San Jose CA Convention Center Expansion & Renovation Project	5.25	5-1-2023	1,465,000	1,591,854
San Jose CA RDA Tax Refunding Bond Merged Area Redevelopment Project Series A-1	5.00	8-1-2022	800,000	857,232
San Marcos CA PFA Series B	4.00	9-1-2018	1,000,000	1,004,100
San Marcos CA Unified School District Community Facilities District #5 (Build America Mutual Assurance Company Insured)	5.00	9-1-2020	220,000	235,046
San Marcos CA Unified School District Community Facilities District #5 (Build America Mutual Assurance Company Insured)	5.00	9-1-2021	270,000	295,294
San Marcos CA Unified School District Community Facilities District #5 (Build America Mutual Assurance Company Insured)	5.00	9-1-2022	250,000	279,370
San Mateo County CA Transportation Authority Series A (National Insured) ¤	0.00	12-1-2018	270,000	268,072
San Pablo CA RDA Series B (AGM Insured)	5.00	6-15-2021	1,775,000	1,933,721
San Pablo CA RDA Series B (AGM Insured)	5.00	6-15-2022	1,865,000	2,077,964
San Pablo CA RDA Series B (AGM Insured)	5.00	6-15-2023	1,945,000	2,208,839
Santa Ana CA Community RDA Merged Project Area Series A	5.25	9-1-2019	1,000,000	1,042,630
Santa Cruz County CA Redevelopment Successor Agency Tax Allocation Refunding Bond (Build America Mutual Assurance Company Insured)	5.00	9-1-2019	625,000	650,000
Santa Cruz County CA Redevelopment Successor Agency Tax Allocation Refunding Bond (Build America Mutual Assurance Company Insured)	5.00	9-1-2020	1,000,000	1,070,150
Solana Beach CA School District Special Tax PFA	4.00	9-1-2018	330,000	331,422
Solana Beach CA School District Special Tax PFA	4.00	9-1-2019	735,000	756,058
Stanton CA RDA Consolidated Project Series A (AGM Insured)	4.00	12-1-2018	410,000	414,555
Stockton CA RDA Refunding Bond Series A (AGM Insured)	5.00	9-1-2025	1,675,000	1,955,127
Successor Agency to the Morgan Hill CA RDA Series A	5.00	9-1-2021	1,055,000	1,162,716
Successor Agency to the Rancho Mirage CA RDA Refunding Bond Subordinate Lien Series A (Build America Mutual Assurance Company Insured)	5.00	4-1-2019	580,000	595,706
Successor Agency to the Rancho Mirage CA RDA Series A (Build America Mutual Assurance Company Insured)	5.00	4-1-2019	850,000	873,018

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo California Limited-Term Tax-Free Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Tax Revenue (continued)
Successor Agency to the Rancho Mirage CA RDA Series A (Build America Mutual Assurance Company Insured)	5.00%	4-1-2019	$600,000	$616,248
Successor Agency to the Richmond CA Community RDA Series A (Build America Mutual Assurance Company Insured)	4.50	9-1-2025	160,000	177,198
Successor Agency to the Richmond CA Community RDA Series A (Build America Mutual Assurance Company Insured)	5.00	9-1-2021	310,000	339,441
Successor Agency to the Richmond CA Community RDA Series A (Build America Mutual Assurance Company Insured)	5.00	9-1-2022	300,000	335,754
Successor Agency to the Richmond CA Community RDA Series A (Build America Mutual Assurance Company Insured)	5.00	9-1-2023	265,000	301,978
Successor Agency to the Richmond CA Community RDA Series A (Build America Mutual Assurance Company Insured)	5.00	9-1-2025	150,000	170,367
Successor Agency to the Riverside County CA RDA Desert Communities Project Area Series D	5.00	10-1-2020	405,000	433,650
Successor Agency to the Riverside County CA RDA Desert Communities Project Area Series D	5.00	10-1-2022	445,000	499,054
Successor Agency to the Riverside County CA RDA Desert Communities Project Area Series D	5.00	10-1-2023	470,000	536,834
Successor Agency to the Riverside County CA RDA Project Area #1 Series A	5.00	10-1-2020	365,000	390,820
Successor Agency to the Riverside County CA RDA Project Area #1 Series A	5.00	10-1-2022	240,000	269,153
Successor Agency to the Riverside County CA RDA Project Area #1 Series A	5.00	10-1-2023	460,000	525,412
Sulphur Springs CA Union School District Prerefunded Bond Community Facilities District #2002-1 Series A	3.00	9-1-2018	275,000	275,696
Sulphur Springs CA Union School District Prerefunded Bond Community Facilities District #2002-1 Series A	3.00	9-1-2019	295,000	299,935
Sulphur Springs CA Union School District Unrefunded Bond Community Facilities District #2002-1 Series A	3.00	9-1-2018	280,000	280,700
Sulphur Springs CA Union School District Unrefunded Bond Community Facilities District #2002-1 Series A	3.00	9-1-2019	300,000	304,704
Temecula CA PFA Community Facilities District #3-1	3.00	9-1-2018	405,000	406,046
Temecula CA PFA Wolf Creek Community Facilities District #3-3	3.00	9-1-2018	870,000	871,592
Torrance CA RDA Referendum Senior Lien Series C (National Insured)	5.45	9-1-2018	295,000	295,369
Tustin CA Community Facilities District #6-1 Legacy Columbus Villages Series A	5.00	9-1-2025	1,000,000	1,172,260
Upland CA Successor Agency to Merged Project Tax Allocation Bond (AGM Insured)	5.00	9-1-2023	1,000,000	1,142,700
Vacaville CA RDA Tax Allocation Refunding Bond Subordinate Redevelopment Projects	5.00	9-1-2020	600,000	641,034
Vacaville CA RDA Tax Allocation Refunding Bond Subordinate Redevelopment Projects	5.00	9-1-2021	600,000	655,824
Vacaville CA RDA Tax Allocation Refunding Bond Subordinate Redevelopment Projects	5.00	9-1-2022	1,050,000	1,171,580
Val Verde CA Unified School District (Build America Mutual Assurance Company Insured)	4.00	10-1-2020	350,000	367,094
Val Verde CA Unified School District (Build America Mutual Assurance Company Insured)	4.00	10-1-2021	375,000	399,045
Val Verde CA Unified School District (Build America Mutual Assurance Company Insured)	5.00	10-1-2022	665,000	743,184
Western Riverside County CA Regional Wastewater Authority Series A-1	4.00	9-1-2019	1,830,000	1,879,868
Yuba City CA RDA Refunding Bond (AGM Insured)	5.00	9-1-2025	750,000	872,220

				154,241,772

Tobacco Revenue: 1.67%
Golden CA Tobacco Securitization Corporation Asset Series A	5.00	6-1-2022	2,000,000	2,222,220
Golden CA Tobacco Securitization Corporation Asset Series A1	3.50	6-1-2036	1,500,000	1,511,610
Golden CA Tobacco Securitization Corporation Asset Series A1	5.00	6-1-2026	2,500,000	2,887,800
Golden CA Tobacco Securitization Corporation Asset Series A1	5.00	6-1-2027	3,000,000	3,499,230

				10,120,860

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo California Limited-Term Tax-Free Fund	21

Security name	Interest rate	Maturity date	Principal	Value

Transportation Revenue: 0.57%
Alameda County CA Corridor Transportation Authority Prerefunded Bond CAB Subordinate Lien Series A (Ambac Insured) ¤	0.00%	10-1-2019	$2,780,000	$2,728,765
Alameda County CA Corridor Transportation Authority Unrefunded Bond CAB Subordinate Lien Series A (Ambac Insured) ¤	0.00	10-1-2019	220,000	212,909
Sacramento CA Regional Transportation District Farebox	5.00	3-1-2019	500,000	511,995

				3,453,669

Utilities Revenue: 1.61%
Colton CA PFA Series A	4.00	4-1-2019	415,000	422,769
Modesto CA Irrigation District Electric Refunding Bond Series A	5.00	7-1-2020	500,000	533,645
Southern California Public Power Authority Refunding Bond Canyon Power Project Series A	2.25	7-1-2040	6,000,000	6,046,140
Southern California Public Power Authority Refunding Bond Canyon Power Project Series A	5.00	7-1-2026	1,000,000	1,095,020
Southern California Public Power Authority Refunding Bond Canyon Power Project Series A	5.00	7-1-2027	1,000,000	1,094,410
Walnut CA Energy Center Authority Refunding Bond Series A	5.00	1-1-2021	500,000	541,410

				9,733,394

Water & Sewer Revenue: 1.47%
El Centro CA Financing Authority Series A (AGM Insured)	2.50	10-1-2018	485,000	486,537
Florin CA Resource Conservation District Series A (National Insured)	5.00	9-1-2019	1,000,000	1,038,820
Florin CA Resource Conservation District Series A (National Insured)	5.00	9-1-2020	1,000,000	1,069,710
Florin CA Resource Conservation District Series A (National Insured)	5.00	9-1-2021	1,250,000	1,367,500
Florin CA Resource Conservation District Series A (National Insured)	5.00	9-1-2022	1,250,000	1,397,388
Goleta CA Water District Certificate of Participation Series A (AGM Insured)	5.00	12-1-2019	125,000	130,995
Goleta CA Water District Certificate of Participation Series A (AGM Insured)	5.00	12-1-2020	140,000	150,626
Oxnard CA Financing Authority Refunding Bond (AGM Insured)	5.00	6-1-2021	735,000	799,658
San Luis & Delta-Mendota CA Water Authority Delta Habitat Conservation & Conveyance Program Development Project Series A (Build America Mutual Assurance Company Insured)	5.00	3-1-2019	100,000	102,433
San Luis & Delta-Mendota CA Water Authority Delta Habitat Conservation & Conveyance Program Development Project Series A (Build America Mutual Assurance Company Insured)	5.00	3-1-2020	100,000	105,736
Vallejo CA Refunding Bond (National Insured)	5.00	5-1-2019	790,000	792,109
Vallejo CA Refunding Bond (National Insured)	5.00	5-1-2021	1,500,000	1,503,210

				8,944,722

				541,124,192

Guam: 0.52%

Airport Revenue: 0.24%
Guam Port Authority Port Revenue AMT Series B %%	5.00	7-1-2023	540,000	596,101
Guam Port Authority Port Revenue AMT Series B %%	5.00	7-1-2024	750,000	835,350

				1,431,451

Utilities Revenue: 0.28%
Guam Power Authority Series A (AGM Insured)	5.00	10-1-2019	1,640,000	1,701,566

				3,133,017

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo California Limited-Term Tax-Free Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Illinois: 2.15%

Miscellaneous Revenue: 1.75%
Illinois Series D	5.00%	11-1-2025	$10,000,000	$10,642,300

Tax Revenue: 0.40%
Metropolitan Pier & Exposition Authority McCormick Place Expansion Project Series B	5.00	12-15-2025	650,000	707,662
Illinois Sales Tax Securitization Corporation Series A	5.00	1-1-2025	1,500,000	1,698,525

				2,406,187

				13,048,487

Michigan: 0.33%

Tax Revenue: 0.33%
Michigan Strategic Fund Limited Obligation Events Center Project Series A	4.13	7-1-2045	2,000,000	2,003,220

New Jersey: 0.36%

Transportation Revenue: 0.36%
New Jersey TTFA Series DC8033 (Dexia Credit Local LOC, AGM Insured, Dexia Credit Local LIQ) 144Aø	1.79	12-15-2022	2,185,000	2,185,000

New York: 1.84%

Airport Revenue: 0.93%
New York Transortation Development Corporation Special Delta Air Lines Incorporated Laguardia	5.00	1-1-2026	5,000,000	5,638,100

Tax Revenue: 0.50%
New York NY Transitional Finance Authority Recovery Subordinate Bond Series C3 (Dexia Credit Local SPA) ø	1.70	8-1-2031	3,000,000	3,000,000

Water & Sewer Revenue: 0.41%
New York NY Municipal Water Finance Authority Water & Sewer System 2nd General Resolution Bonds Fiscal 2014 Subordinate Bond Series AA-6 (Mizuho Bank Limited SPA) ø	1.53	6-15-2048	2,500,000	2,500,000

				11,138,100

Texas: 3.95%

Resource Recovery Revenue: 3.95%
Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series B ø	1.78	4-1-2040	3,200,000	3,200,000
Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Subordinate Series D ø	1.78	11-1-2040	5,000,000	5,000,000
Port Arthur TX Navigation District Motiva Enterprises LLC Project Series A ø	1.78	4-1-2040	15,745,000	15,745,000

				23,945,000

Total Municipal Obligations (Cost $587,793,155)				596,577,016

Other: 0.83%
Nuveen California AMT-Free Quality Municipal Income Fund Preferred Shares Series A 144A§øø	1.79	10-1-2047	5,000,000	5,000,000

Total Other (Cost $5,000,000)				5,000,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo California Limited-Term Tax-Free Fund	23

Security name	Yield	Shares	Value

Short-Term Investments: 0.25%

Investment Companies: 0.25%
Wells Fargo Municipal Cash Management Money Market Fund Institutional Class (l)(u)##	1.43%	1,529,712	$1,531,395

Total Short-Term Investments (Cost $1,531,395)			1,531,395

Total investments in securities (Cost $594,324,550)	99.51%	603,108,411
Other assets and liabilities, net	0.49	2,969,891

Total net assets	100.00%	$606,078,302

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

¤	The security is issued in zero coupon form with no periodic interest payments.

±	Variable rate investment. The rate shown is the rate in effect at period end.

ø

Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

(m)	The security is an auction-rate security which has an interest rate that resets at predetermined short-term intervals through a Dutch auction. The rate shown is the rate in effect at period end.

%%	The security is issued on a when-issued basis.

§	The security is subject to a demand feature which reduces the effective maturity.

øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities.

Abbreviations:

AGM	Assured Guaranty Municipal

Ambac	Ambac Financial Group Incorporated

AMT	Alternative minimum tax

BAN	Bond anticipation notes

CAB	Capital appreciation bond

CDA	Community Development Authority

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General obligation

HFA	Housing Finance Authority

HFFA	Health Facilities Financing Authority

LIBOR	London Interbank Offered Rate

LIQ	Liquidity agreement

National	National Public Finance Guarantee Corporation

PCFA	Pollution Control Financing Authority

PFA	Public Finance Authority

PFOTER	Puttable floating option tax-exempt receipts

RDA	Redevelopment Authority

RDFA	Redevelopment Finance Authority

SIFMA	Securities Industry and Financial Markets Association

SPA	Standby purchase agreement

TTFA	Transportation Trust Fund Authority

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo California Limited-Term Tax-Free Fund	Portfolio of investments—June 30, 2018

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Municipal Cash Management Fund Institutional Class	642,989	310,453,954	309,567,231	1,529,712	$1,772	$0	$45,561	$1,531,395	0.25%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—June 30, 2018	Wells Fargo California Limited-Term Tax-Free Fund	25

Assets
Investments in unaffiliated securities, at value (cost $592,793,155)	$601,577,016
Investments in affiliated securities, at value (cost $1,531,395)	1,531,395
Receivable for investments sold	1,296,017
Receivable for Fund shares sold	154,848
Receivable for interest	6,540,392
Prepaid expenses and other assets	24,215

Total assets	611,123,883

Liabilities
Payable for Fund shares redeemed	2,906,548
Payable for investments purchased	1,430,324
Dividends payable	351,496
Management fee payable	170,704
Administration fees payable	52,952
Distribution fee payable	17,217
Trustees’ fees and expenses payable	569
Accrued expenses and other liabilities	115,771

Total liabilities	5,045,581

Total net assets	$606,078,302

NET ASSETS CONSIST OF
Paid-in capital	$604,319,861
Undistributed net investment income	475,690
Accumulated net realized losses on investments	(7,501,110)
Net unrealized gains on investments	8,783,861

Total net assets	$606,078,302

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$119,656,626
Shares outstanding – Class A1	11,279,796
Net asset value per share – Class A	$10.61
Maximum offering price per share – Class A2	$10.83
Net assets – Class C	$26,867,891
Shares outstanding – Class C1	2,533,239
Net asset value per share – Class C	$10.61
Net assets – Administrator Class	$133,581,095
Shares outstanding – Administrator Class[1]	12,786,713
Net asset value per share – Administrator Class	$10.45
Net assets – Institutional Class	$325,972,690
Shares outstanding – Institutional Class[1]	31,222,432
Net asset value per share – Institutional Class	$10.44

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/98 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo California Limited-Term Tax-Free Fund	Statement of operations—year ended June 30, 2018

Investment income
Interest	$16,553,745
Income from affiliated securities	45,561

Total investment income	16,599,306

Expenses
Management fee	2,586,205
Administration fees
Class A	223,011
Class C	48,606
Administrator Class	150,431
Institutional Class	268,978
Shareholder servicing fees
Class A	348,454
Class C	75,946
Administrator Class	375,500
Distribution fee
Class C	227,838
Custody and accounting fees	18,029
Professional fees	56,558
Registration fees	88,994
Shareholder report expenses	19,860
Trustees’ fees and expenses	24,155
Other fees and expenses	27,766

Total expenses	4,540,331
Less: Fee waivers and/or expense reimbursements	(370,718)

Net expenses	4,169,613

Net investment income	12,429,693

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on
Unaffiliated securities	(3,429,159)
Affiliated securities	1,772

Net realized losses on investments	(3,427,387)
Net change in unrealized gains (losses) on investments	(8,011,347)

Net realized and unrealized gains (losses) on investments	(11,438,734)

Net increase in net assets resulting from operations	$990,959

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo California Limited-Term Tax-Free Fund	27

	Year ended June 30, 2018		Year ended June 30, 2017

Operations
Net investment income		$12,429,693		$13,370,750
Net realized losses on investments		(3,427,387)		(3,785,691)
Net change in unrealized gains (losses) on investments		(8,011,347)		(14,832,071)

Net increase (decrease) in net assets resulting from operations		990,959		(5,247,012)

Distributions to shareholders from
Net investment income
Class A		(2,407,589)		(2,807,589)
Class C		(297,433)		(349,303)
Administrator Class		(2,899,311)		(3,163,432)
Institutional Class		(6,825,360)		(7,050,426)

Total distributions to shareholders		(12,429,693)		(13,370,750)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,077,616	22,303,849	4,714,124	51,146,750
Class C	177,303	1,905,490	667,901	7,293,164
Administrator Class	1,932,144	20,369,275	6,197,011	65,954,083
Institutional Class	16,566,094	174,446,045	26,268,793	279,263,172

		219,024,659		403,657,169

Reinvestment of distributions
Class A	197,697	2,114,653	230,436	2,495,332
Class C	25,519	272,822	29,629	320,412
Administrator Class	273,523	2,881,478	293,256	3,131,576
Institutional Class	298,293	3,139,346	171,415	1,820,045

		8,408,299		7,767,365

Payment for shares redeemed
Class A	(4,796,149)	(51,144,759)	(8,956,503)	(96,601,492)
Class C	(831,210)	(8,905,544)	(1,169,021)	(12,628,379)
Administrator Class	(4,731,716)	(49,743,594)	(12,021,903)	(127,862,076)
Institutional Class	(20,555,577)	(216,738,610)	(23,842,546)	(253,486,575)

		(326,532,507)		(490,578,522)

Net decrease in net assets resulting from capital share transactions		(99,099,549)		(79,153,988)

Total decrease in net assets		(110,538,283)		(97,771,750)

Net assets
Beginning of period		716,616,585		814,388,335

End of period		$606,078,302		$716,616,585

Undistributed net investment income		$475,690		$413,104

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo California Limited-Term Tax-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.79	$11.04	$10.83	$10.86	$10.66
Net investment income	0.19	0.18	0.17	0.16	0.18
Net realized and unrealized gains (losses) on investments	(0.18)	(0.25)	0.21	(0.03)	0.20

Total from investment operations	0.01	(0.07)	0.38	0.13	0.38
Distributions to shareholders from
Net investment income	(0.19)	(0.18)	(0.17)	(0.16)	(0.18)
Net asset value, end of period	$10.61	$10.79	$11.04	$10.83	$10.86
Total return[1]	0.05%	(0.64)%	3.54%	1.22%	3.61%
Ratios to average net assets (annualized)
Gross expenses	0.84%	0.83%	0.83%	0.82%	0.83%
Net expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	1.73%	1.65%	1.56%	1.49%	1.70%
Supplemental data
Portfolio turnover rate	45%	21%	21%	31%	31%
Net assets, end of period (000s omitted)	$119,657	$148,933	$196,629	$198,402	$203,306

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo California Limited-Term Tax-Free Fund	29

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.79	$11.04	$10.83	$10.86	$10.65
Net investment income	0.11	0.10	0.09	0.08	0.10
Net realized and unrealized gains (losses) on investments	(0.18)	(0.25)	0.21	(0.03)	0.21

Total from investment operations	(0.07)	(0.15)	0.30	0.05	0.31
Distributions to shareholders from
Net investment income	(0.11)	(0.10)	(0.09)	(0.08)	(0.10)
Net asset value, end of period	$10.61	$10.79	$11.04	$10.83	$10.86
Total return[1]	(0.70)%	(1.38)%	2.76%	0.47%	2.94%
Ratios to average net assets (annualized)
Gross expenses	1.59%	1.58%	1.58%	1.57%	1.58%
Net expenses	1.55%	1.55%	1.55%	1.55%	1.55%
Net investment income	0.98%	0.90%	0.81%	0.74%	0.95%
Supplemental data
Portfolio turnover rate	45%	21%	21%	31%	31%
Net assets, end of period (000s omitted)	$26,868	$34,113	$40,098	$33,996	$34,920

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo California Limited-Term Tax-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.63	$10.87	$10.66	$10.70	$10.49
Net investment income	0.20 [1]	0.20	0.19	0.18	0.20
Net realized and unrealized gains (losses) on investments	(0.18)	(0.24)	0.21	(0.04)	0.21

Total from investment operations	0.02	(0.04)	0.40	0.14	0.41
Distributions to shareholders from
Net investment income	(0.20)	(0.20)	(0.19)	(0.18)	(0.20)
Net asset value, end of period	$10.45	$10.63	$10.87	$10.66	$10.70
Total return	0.23%	(0.38)%	3.78%	1.33%	3.95%
Ratios to average net assets (annualized)
Gross expenses	0.78%	0.77%	0.77%	0.76%	0.77%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	1.93%	1.84%	1.75%	1.69%	1.90%
Supplemental data
Portfolio turnover rate	45%	21%	21%	31%	31%
Net assets, end of period (000s omitted)	$133,581	$162,747	$226,581	$309,120	$550,156

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo California Limited-Term Tax-Free Fund	31

(For a share outstanding throughout each period)

	Year ended June 30
INSTITUTIONAL CLASS	2018	2017	2016	2015[1]
Net asset value, beginning of period	$10.62	$10.86	$10.66	$10.75
Net investment income	0.21	0.21	0.20	0.13
Net realized and unrealized gains (losses) on investments	(0.18)	(0.24)	0.20	(0.09)

Total from investment operations	0.03	(0.03)	0.40	0.04
Distributions to shareholders from
Net investment income	(0.21)	(0.21)	(0.20)	(0.13)
Net asset value, end of period	$10.44	$10.62	$10.86	$10.66
Total return[2]	0.33%	(0.28)%	3.79%	0.35%
Ratios to average net assets (annualized)
Gross expenses	0.51%	0.50%	0.50%	0.50%
Net expenses	0.50%	0.50%	0.50%	0.50%
Net investment income	2.03%	1.95%	1.86%	1.82%
Supplemental data
Portfolio turnover rate	45%	21%	21%	31%
Net assets, end of period (000s omitted)	$325,973	$370,824	$351,080	$280,061

[1]	For the period from October 31, 2014 (commencement of class operations) to June 30, 2015

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo California Limited-Term Tax-Free Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo California Limited-Term Tax-Free Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Notes to financial statements	Wells Fargo California Limited-Term Tax-Free Fund	33

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2018, the aggregate cost of all investments for federal income tax purposes was $594,325,481 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$9,523,064
Gross unrealized losses	(740,134)
Net unrealized gains	$8,782,930

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to expiration of capital loss carryforwards. At June 30, 2018, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment income	Accumulated net realized losses on investments
$(619,122)	$62,586	$556,536

Capital loss carryforwards that do not expire are required to be utilized prior to capital loss carryforwards that expire. As of June 30, 2018, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

	No expiration
2019	Short-term	Long-term
$110,356	$3,281,449	$927,410

As of June 30, 2018, the Fund had current year deferred post-October capital losses consisting of $2,990,327 in short-term losses and $190,637 in long-term losses which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

34	Wells Fargo California Limited-Term Tax-Free Fund	Notes to financial statements

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Municipal obligations	$0	$596,577,016	$0	$596,577,016

Other	0	5,000,000	0	5,000,000

Short-term investments
Investment companies	1,531,395	0	0	1,531,395
Total assets	$1,531,395	$601,577,016	$0	$603,108,411

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At June 30, 2018, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.40% and declining to 0.28% as the average daily net assets of the Fund increase. For the year ended June 30, 2018, the management fee was equivalent to an annual rate of 0.39% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus

Notes to financial statements	Wells Fargo California Limited-Term Tax-Free Fund	35

account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through October 31, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.80% for Class A shares, 1.55% for Class C shares, 0.60% for Administrator Class shares, and 0.50% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2018, Funds Distributor received $575 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended June 30, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $95,040,000 and $118,890,000 in interfund purchases and sales, respectively, during the year ended June 30, 2018.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2018 were $267,713,617 and $361,229,864, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

For the year ended June 30, 2018, there were no borrowings by the Fund under the agreement.

36	Wells Fargo California Limited-Term Tax-Free Fund	Notes to financial statements

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2018 and June 30, 2017 were as follows:

	Year ended June 30
	2018	2017
Ordinary income	$63,209	$0
Tax-exempt income	12,366,484	13,370,750

As of June 30, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Unrealized gains	Post-October capital losses deferred	Capital loss carryforward
$827,186	$8,782,930	$(3,180,964)	$(4,319,215)

8. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state or territories of the U.S. Therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt fund.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In March 2017, FASB issued Accounting Standards Update (“ASU”) No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium. The amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held a at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years . Management is currently evaluating the potential impact of this new guidance to the financial statements.

Report of independent registered public accounting firm	Wells Fargo California Limited-Term Tax-Free Fund	37

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo California Limited-Term Tax-Free Fund (the Fund), one of the funds constituting the Wells Fargo Funds Trust, including the portfolio of investments, as of June 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2018, by correspondence with the transfer agent, custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

August 24, 2018

38	Wells Fargo California Limited-Term Tax-Free Fund	Other information (unaudited)

TAX INFORMATION

For federal and California income tax purposes, the Fund designates 100% of its distributions paid from net investment income during the fiscal year as exempt-interest dividends under Section 852(b)(5) of the Internal Revenue Code and under Section 17145 of the California Revenue and Taxation Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo California Limited-Term Tax-Free Fund	39

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 154 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and the Glimmerglass Festival. She is also an inactive Chartered Financial Analyst.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

40	Wells Fargo California Limited-Term Tax-Free Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Goverance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue shield of Minnesota of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director 003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo California Limited-Term Tax-Free Fund	41

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Alexander Kymn[3] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 77 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 77 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

42	Wells Fargo California Limited-Term Tax-Free Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo California Limited-Term Tax Free Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo California Limited-Term Tax Free Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Other information (unaudited)	Wells Fargo California Limited-Term Tax-Free Fund	43

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Bloomberg Barclays Municipal 1-5 Year Blend Index, for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than, equal to or in range of the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Fund and the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other

44	Wells Fargo California Limited-Term Tax-Free Fund	Other information (unaudited)

things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Fund.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Appendix A (unaudited)	Wells Fargo California Limited-Term Tax-Free Fund	45

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Ameriprise

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Ameriprise Financial

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

•	Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)

•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load-waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

Automatic Exchange of Class C Shares Available at Ameriprise Financial

•	Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

46	Wells Fargo California Limited-Term Tax-Free Fund	Appendix A (unaudited)
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•

Employees and registered representatives of Merrill Lynch or its affiliates and their family members, as defined by Merrill Lynch, which may differ from the definition of family member in the Fund’s prospectus.

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Fund’s prospectus

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley

Effective on or about July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from and be more limited than those disclosed in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Morgan Stanley

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

Appendix A (unaudited)	Wells Fargo California Limited-Term Tax-Free Fund	47
•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge. This waiver is subject to the Fund’s policy regarding frequent purchases and redemption of Fund shares, as discussed under “Account Information—Frequent Purchases and Redemptions of Fund Shares” in the Fund’s prospectus.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

314239 08-18 A248/AR248 06-18

Annual Report

June 30, 2018

Wells Fargo California Tax-Free Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo California Tax-Free Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Globally, economies strengthened, equity markets advanced, and foreign bonds outperformed fixed-income investments in the U.S.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo California Tax-Free Fund for the 12-month period that ended June 30, 2018. Globally, economies strengthened, equity markets advanced, and foreign bonds outperformed fixed-income investments in the U.S.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 14.37%, and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 7.28%. Emerging market stocks, as measured by the MSCI EM Index (Net),3 added 8.20%. In bond markets, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 0.40% while fixed-income investments outside the U.S. gained 2.78%, according to the Bloomberg Barclays Global Aggregate ex-USD Index.5 The Bloomberg Barclays Municipal Bond Index6 added 1.56%, and the ICE BofAML U.S. High Yield Index7 was up 2.53%.

Volatility increased during the third quarter of 2017, but favorable data curbed concerns.

During the third quarter of 2017, investor expectations advanced and fell amid shifting geopolitical tensions, particularly in Asia, and during multiple efforts to reform health care laws in the U.S. Corporate earnings and consumer confidence improved. Annualized U.S. gross domestic product growth for the quarter was 3.2%. Meanwhile, inflation continued to trail the U.S. Federal Reserve’s (Fed’s) targets.

Economic momentum increased in Europe; the European Central Bank (ECB) held its rates steady at low levels and continued its quantitative easing bond-buying program with the goal of sparking economic activity. As they had in the second quarter, emerging markets with currencies that strengthened relative to the U.S. dollar benefited. In addition, commodity price increases supported economic activity in countries that rely on natural resources for exports.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

[8]

The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo California Tax-Free Fund	3

The fourth quarter of 2017 was characterized by continued optimism in global markets.

U.S. stocks continued to rally during the fourth quarter of 2017, boosted by synchronized expansion in the global economy and favorable company earnings. In October 2017, the Fed began to sell the bonds acquired during a series of quantitative easing programs following the 2008 financial crisis. The Bank of England suggested it could hike interest rates in November, and the pound gained against other currencies. In addition, the Fed increased rates by another 25 basis points (bps; 100 bps equal 1.00%) in December. Stocks received a boost from growing optimism about tax reform legislation.

International markets, particularly emerging markets, continued to show strength, supported by several factors that led some observers to describe conditions as a Goldilocks economic scenario: synchronized global growth, low inflation, and healthy corporate earnings, all supported abroad by a weaker U.S. dollar.

Volatility reemerged during the first quarter of 2018 as economic signals were mixed.

The first quarter of 2018 began with stock market gains in January after the U.S. announced tax reform measures intended to lower rates for individuals and corporations. Then, investor optimism was supplanted by several concerns. Trade tensions emerged, particularly between the U.S. and China, as the U.S. threatened to impose tariffs on a broad range of imported products. Increasing interest rates and inflation also caused concern. During February 2018, the U.S. stock market endured a loss of more than 10% before recovering in March and April. The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

The Fed increased the federal funds rate by 25 bps in March and the rate of inflation reached the Fed’s 2% target for the first time in a year. The unemployment rate fell to 4.1% by March 2018 and wage growth data improved. The third revision of gross domestic product growth for the first quarter by the U.S. Bureau of Economic Analysis released during June was lowered to 2.0%.

Overseas, investment market returns reversed the strong returns of 2017—the MSCI ACWI ex USA Index (Net) gained 27.19% for the 12-month period—falling 0.43% through the end of the second quarter of 2018. Although central banks, including the ECB and the Bank of Japan, maintained low interest rates and quantitative easing measures that are generally supportive of businesses and equity markets, the U.S. dollar strengthened relative to local currencies, which served to restrain returns.

Global trade tensions escalated during the second quarter of 2018.

Global trade tensions escalated as the second quarter of 2018 opened and equity markets fell in response before resuming upward momentum later in April. The CPI8 for All Urban Consumers added 0.2% in May after a similar increase in April. On a year-over-year basis, the all-items index rose 2.8% for the 12 months that ended May 31, continuing its upward trend since the beginning of the year. The index for all items less food and energy rose 2.2% for the same 12-month period.

During June 2018, the Fed increased the federal funds rate by an additional 25 bps. Market expectations increased that the Fed might announce two more rate increases in 2018. The unemployment rate fell to an 18-year low of 3.8% in May and wage growth data improved. Internationally, central banks maintained their low interest rates and monetary policies that were accommodative of business activity.

During February 2018, the U.S. stock market endured a loss of more than 10% before recovering in March and April.

4	Wells Fargo California Tax-Free Fund	Letter to shareholders (unaudited)

Interest rates generally increased and the bond markets tended to decline. Long-term interest rates in the U.S. trended higher—rates on the 10-year and 30-year Treasury bonds moved from 2.46% and 2.81%, respectively, at the beginning of the year on January 1, 2018, to 2.85% and 2.98%, respectively, on June 30, 2018, well off their highest levels during the first half of the year of 3.11% and 3.25%, respectively, on May 17, 2018.

Despite the positive economic and business trends globally, international stock values fell and U.S. stock gains moderated during most of the second quarter of 2018 due to escalating tensions as the U.S. imposed tariffs on foreign goods and countries outside of the U.S. imposed tariffs of their own on U.S. products in response.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to Shareholders

At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo California Tax-Free Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax and California individual income tax.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Terry J. Goode

Robert J. Miller

Adrian Van Poppel

Average annual total returns (%) as of June 30, 20181

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SCTAX)	10-6-1988	(3.04)	3.07	4.23	1.55	4.03	4.71	0.82	0.75
Class C (SCTCX)	7-1-1993	(0.26)	3.25	3.93	0.74	3.25	3.93	1.57	1.50
Administrator Class (SGCAX)	12-15-1997	–	–	–	1.67	4.23	4.93	0.76	0.55
Institutional Class (SGTIX)	10-31-2014	–	–	–	1.74	4.28	4.95	0.49	0.48
Bloomberg Barclays Municipal Bond Index[4]	–	–	–	–	1.56	3.53	4.43	–	–
Bloomberg Barclays Municipal Bond: California Index[5]	–	–	–	–	1.80	3.93	4.73	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to California municipal securities risk, high-yield securities risk, and non-diversification risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo California Tax-Free Fund	7

Growth of $10,000 investment as of June 30, 2018[6]

[1]

Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administration Class shares and includes the higher expenses applicable to Administrator Class shares. If these expenses had been included, returns for the Institutional Class shares would be higher.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through October 31, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[5]	The Bloomberg Barclays Municipal Bond: California Index is the California component of the Bloomberg Barclays Municipal Bond Index. You cannot invest directly in an index.

[6]

The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays Municipal Bond Index and the Bloomberg Barclays Municipal Bond: California Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[7]	Amounts are calculated based on the total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[8]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/ or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

8	Wells Fargo California Tax-Free Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎

The Fund (Class A, excluding sales charges) underperformed both its benchmarks, the Bloomberg Barclays Municipal Bond Index and the Bloomberg Barclays Municipal Bond: California Index, for the 12-month period that ended June 30, 2018.

∎

The Fund’s maturity profile was a detractor as longer maturities outperformed shorter maturities as the curve flattened. The Fund is underweight the longest maturity bucket, which restrained performance.

∎

The primary drivers of performance were the Fund’s credit profile and security selection. Strong demand for lower-rated credits benefited the Fund’s overweight to A-rated and BBB-rated bonds. Security selection was also a contributor as several revenue bonds performed well relative to similar credits in the Bloomberg Barclays Municipal Bond: California Index. Additionally, the Fund’s shorter relative duration contributed to performance as yields moved higher during the period.

Effective maturity distribution as of June 30, 2018[7]

A new Fed chairman and tax reform influenced municipal bond markets.

The Federal Open Market Committee raised the federal funds rate three times during the period with new U.S. Federal Reserve (Fed) Chairman Jerome Powell continuing the tightening policy that was already in place. The Fed also began reducing its balance sheet in October 2017 as economic data improved. Although the U.S. unemployment rate trended lower, inflation remained below the Fed’s 2% target for most of the period.

Uncertainty around whether tax reform would take place and how it would influence the financial markets created some volatility during the first half of the period.

Municipal issuance spiked in December 2017 as many issuers became concerned that tax reform might eliminate their ability to issue in the tax-exempt market. The final outcome did eliminate advanced refundings and the alternative minimum tax (AMT) for corporations. Lowering the corporate tax rate from 35% to 21% triggered some selling pressure from banks and may reduce the appetite for tax-exempt bonds among banks and insurance companies going forward. At the same time, the relative attractiveness of municipals to individuals remains high, particularly for higher-tax states like California and New York.

By the end of the period, the municipal yield curve had flattened as shorter rates moved up approximately 60 basis points (bps; 100 bps equal 1.00%) and longer rates moved up approximately 15 bps. Fed tightening along with expectations for further interest rate moves affected the front end of the curve, while muted inflation, tensions with North Korea and Russia, and protectionist trade policies limited the increase in longer-term rates.

Credit quality as of June 30, 2018[8]

Credit exposure, sector allocation, and security selection were the primary drivers of performance.

We selectively added lower-rated names during the period and increased our overweight to A-rated and lower credits. This was a positive contributor to performance as spreads compressed in an environment where investors reached for income and positive economic data continued to support credit fundamentals. However, we are becoming cautious and placing more emphasis on security selection as strong demand for California bonds has pushed credit spreads to historically tight levels.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo California Tax-Free Fund	9

We continue to be overweight lease revenue bonds and increased our overweight to special-tax bonds during the period. These were among our best performers amid favorable security selection. New purchases of various airport bonds slightly increased our AMT exposure and performed well as tax reform limits the number of investors subject to AMT going forward. Additionally, we reduced our exposure to state general obligation bonds and these performed poorly during the period.

The Fund started and ended the period defensively positioned from a duration standpoint. However, we did temporarily extend the duration as a tactical move in December 2017 to take advantage of stronger supply/demand dynamics that we anticipated going into the new calendar year. These municipal bond–specific factors played out as we expected but were overwhelmed by the broader Treasury market weakness and detracted from performance. Lower exposure to the longest maturities also hurt performance as smaller increases in long rates combined with higher income allowed them to outperform shorter-maturing bonds during the period.

Conditions may support municipal valuations in the medium term.

Overall, technicals remain strong in the municipal bond market. We expect municipal bond valuations in the medium term to be bolstered by high state income tax rates, record levels of municipal debt maturities and calls, and limited availability of gross municipal bond supply. However, this strong backdrop for the municipal sector could be overshadowed by a rapid, unexpected rise in interest rates and negative fund flows. As the Fed continues to normalize monetary policy, we expect further increases in the federal funds rate but understand the pace could be influenced by any negative effects from trade policy and the resultant effects on economic growth. Record levels of Treasury debt also will need to be issued to fund the federal budget and could influence the level of rates. We expect to keep duration neutral to slightly short compared with the benchmark Bloomberg Barclays Municipal Bond Index, focus purchases on the steeper parts of the yield curve to potentially benefit from the roll-down, and maintain a credit overweight to A-rated and BBB-rated debt.

Please see footnotes on page 7.

10	Wells Fargo California Tax-Free Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2018 to June 30, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2018	Ending account value 6-30-2018	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$996.86	$3.71	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76	0.75%
Class C
Actual	$1,000.00	$992.72	$7.41	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.36	$7.50	1.50%
Administrator Class
Actual	$1,000.00	$997.89	$2.72	0.55%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.07	$2.76	0.55%
Institutional Class
Actual	$1,000.00	$998.23	$2.38	0.48%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.41	$2.41	0.48%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—June 30, 2018	Wells Fargo California Tax-Free Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 99.16%

California: 96.46%

Airport Revenue: 3.53%
California Municipal Finance Authority Senior Lien Airport Project Series A	5.00%	12-31-2047	$4,250,000	$4,764,548
Los Angeles CA Harbor Department	7.60	10-1-2018	15,000	15,225
Palm Springs CA Palm Springs International Airport	6.00	7-1-2018	65,000	65,000
Palm Springs CA Palm Springs International Airport	6.40	7-1-2023	500,000	500,410
Sacramento CA Airport System AMT Senior Series B (AGM Insured)	5.75	7-1-2024	2,000,000	2,000,000
Sacramento County CA Airport System Refunding AMT Senior Series C	5.00	7-1-2038	6,000,000	6,912,060
Sacramento County CA Airport System Refunding AMT Senior Series C	5.00	7-1-2039	4,000,000	4,600,640
San Francisco CA International Apartments Revenue Series A	5.00	5-1-2042	7,715,000	8,743,564
San Jose CA Airport AMT Refunding Bond Series A	5.00	3-1-2047	4,000,000	4,489,240
San Jose CA Airport Refunding Bond Series B	5.00	3-1-2042	1,750,000	2,003,663

				34,094,350

Education Revenue: 4.88%
California Educational Facilities Authority Loma Linda University Series A	5.00	4-1-2042	2,645,000	2,958,433
California Municipal Finance Authority California Baptist University Series A 144A	4.00	11-1-2021	850,000	864,935
California Municipal Finance Authority California Baptist University Series A 144A	5.00	11-1-2025	1,025,000	1,109,030
California Municipal Finance Authority Charter School Albert Einstein Academies Project Series A	6.75	8-1-2033	1,525,000	1,661,198
California Municipal Finance Authority Charter School Albert Einstein Academies Project Series A	7.13	8-1-2043	1,000,000	1,094,670
California Municipal Finance Authority Refunding Bond Biola University Incorporated	5.00	10-1-2035	600,000	681,696
California Municipal Financing Authority Charter School Palmdale Aerospace Academy Project 144A	5.00	7-1-2041	1,250,000	1,285,650
California School Finance Authority Bright Star Schools Obligation Group 144A	5.00	6-1-2047	1,000,000	1,023,790
California School Finance Authority Bright Star Schools Obligation Group 144A	5.00	6-1-2054	1,000,000	1,016,500
California School Finance Authority Classical Academies Project Series A 144A	3.25	10-1-2022	2,995,000	2,985,476
California School Finance Authority Green Dot Public Schools Projects 144A	4.00	8-1-2025	475,000	498,579
California School Finance Authority Green Dot Public Schools Projects 144A	5.00	8-1-2035	2,525,000	2,714,653
California School Finance Authority KIPP Louisiana School Projects Series A 144A	5.00	7-1-2035	1,000,000	1,097,550
California School Finance Authority Rocketship Education Series A 144A	5.00	6-1-2036	945,000	981,864
California School Finance Authority Rocketship Education Series A 144A	5.00	6-1-2046	2,100,000	2,173,038
California Statewide CDA Refunding Bond California Baptist University Series A 144A	5.00	11-1-2032	1,135,000	1,245,742
California Statewide CDA Refunding Bond California Baptist University Series A 144A	5.00	11-1-2041	2,875,000	3,094,506
California Statewide CDA School Facility Alliance for College-Ready Public Schools	6.75	7-1-2031	1,625,000	1,773,899
California Statewide CDA School Facility Aspire Public Schools	5.00	7-1-2020	670,000	677,658
California Statewide CDA School Facility Aspire Public Schools	5.20	7-1-2020	135,000	136,632
California University Systemwide Refunding Bond Series A	4.00	11-1-2038	8,000,000	8,394,560
California University Systemwide Refunding Bond Series A ##	5.00	11-1-2045	6,400,000	7,363,904
University of California Series AI	5.00	5-15-2038	2,000,000	2,240,380

				47,074,343

GO Revenue: 35.41%
ABC California Unified School District CAB Series B (National Insured) ¤	0.00	8-1-2018	1,500,000	1,498,380
Alhambra CA Unified School District Election of 2008 Series B (AGM Insured)	6.00	8-1-2029	4,100,000	4,630,376
Alvord CA Unified School District Election of 2012 Series A (AGM Insured)	5.25	8-1-2037	1,620,000	1,818,839
Bassett CA Unified School District Refunding Bond Series B (Build America Mutual Assurance Company Insured)	5.00	8-1-2027	1,050,000	1,209,737

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo California Tax-Free Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

GO Revenue (continued)
Beaumont CA Unified School District Election of 2008 Series D (Build America Mutual Assurance Company Insured)	5.25%	8-1-2044	$2,000,000	$2,338,060
Cabrillo CA Unified School District CAB Series A (Ambac Insured) ¤	0.00	8-1-2021	1,500,000	1,405,305
California	5.25	11-1-2040	3,000,000	3,226,290
California PFOTER Series DCL-009 (Dexia Credit Local LOC, AGM Insured) 144Aø	1.75	8-1-2027	11,990,000	11,990,000
California PFOTER Series DCL-010 (Dexia Credit Local LOC, AGM Insured) 144Aø	1.75	8-1-2027	10,000,000	10,000,000
California Prerefunded Bond	5.25	8-1-2038	985,000	988,034
California Prerefunded Bond	6.00	4-1-2035	900,000	931,149
California Prerefunded Bond	6.00	4-1-2038	8,300,000	8,587,263
California Statewide Series B (1 Month LIBOR +0.76%) ±	2.15	12-1-2031	2,500,000	2,533,625
California Unrefunded Balance Refunding Bond	5.00	8-1-2025	15,000	15,042
California Unrefunded Bond	5.25	8-1-2038	940,000	942,726
California Unrefunded Bond	6.00	4-1-2035	1,240,000	1,280,176
California Unrefunded Bond	6.00	4-1-2038	15,165,000	15,654,071
California Various Purposes	5.00	9-1-2029	1,475,000	1,613,178
California Various Purposes	5.00	10-1-2029	7,000,000	7,295,470
California Various Purposes	5.00	9-1-2032	5,100,000	5,771,670
California Various Purposes	5.00	2-1-2038	5,000,000	5,539,700
California Various Purposes	5.00	10-1-2039	5,000,000	5,760,900
California Various Purposes	5.00	8-1-2046	10,000,000	11,518,000
California Various Purposes	5.25	9-1-2028	5,000,000	5,506,550
California Various Purposes	5.25	10-1-2029	800,000	836,224
California Various Purposes	5.25	4-1-2035	12,640,000	13,993,997
California Various Purposes	5.60	3-1-2036	8,715,000	9,270,668
California Various Purposes	5.75	4-1-2029	1,600,000	1,650,112
California Various Purposes	5.75	4-1-2031	3,380,000	3,485,591
California Various Purposes Refunding Bond	5.00	9-1-2035	35,000,000	40,804,050
Center Unified School District California CAB Series C (National Insured) ¤	0.00	9-1-2021	5,000,000	4,686,350
Centinela Valley CA Union High School District Election of 2008 Series B	6.00	8-1-2036	2,500,000	3,007,300
Centinela Valley CA Union High School District Election of 2008 Series C	5.00	8-1-2035	2,000,000	2,252,620
Cerritos CA Community College CAB Election of 2004 ¤	0.00	8-1-2029	1,750,000	1,223,110
Cerritos CA Community College CAB Election of 2004 ¤	0.00	8-1-2033	1,500,000	888,975
College of the Sequoias Tulare Area Improvement District #3 California CAB Election of 2008 Series A (AGC Insured) ¤	0.00	8-1-2024	1,000,000	852,650
Compton CA Community College CAB Election of 2002 Series C ¤	0.00	8-1-2035	3,445,000	1,728,357
Contra Costa County CA Community College District Election of 2006	5.00	8-1-2038	3,250,000	3,626,935
Delano CA Union High School Election of 2010 Series B (AGM Insured)	5.75	8-1-2035	4,510,000	4,871,657
Escondido CA Union High School CAB Election of 2008 Series A (AGC Insured) ¤	0.00	8-1-2027	8,385,000	6,398,929
Garden Grove CA Unified School District Election of 2010 Series C	5.25	8-1-2037	2,000,000	2,272,980
Gilroy CA Unified School District Election of 2008 Series A (AGC Insured)	6.00	8-1-2027	1,000,000	1,048,800
Hayward CA Unified School District Refunding Bond	5.00	8-1-2038	6,000,000	6,665,580
Kentfield CA School District Election 2014 Series B	5.00	8-1-2043	1,500,000	1,704,330
Long Beach CA Unified School District CAB Election of 2008 Series B ¤	0.00	8-1-2035	2,000,000	1,071,140
Long Beach CA Unified School District Prerefunded Bond Election of 2008 Series A	5.50	8-1-2026	1,435,000	1,497,379
Long Beach CA Unified School District Unrefunded Bond Election of 2008 Series A	5.50	8-1-2026	95,000	99,057
Los Angeles CA Community College District Refunding Bond	4.00	8-1-2038	10,000,000	10,623,900
Lynwood CA Unified School District Election of 2012 Series A (AGM Insured)	5.00	8-1-2033	5,000	5,567
Merced CA City School District Election of 2014	5.00	8-1-2045	1,000,000	1,125,300
Merced CA Union High School District CAB Series A (National Insured) ¤	0.00	8-1-2018	2,135,000	2,132,587
Merced CA Union High School District CAB Series C ¤	0.00	8-1-2032	3,380,000	2,085,392

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo California Tax-Free Fund	13

Security name	Interest rate	Maturity date	Principal	Value

GO Revenue (continued)
Mount San Antonio CA Community College District CAB Election of 2008 Series A ¤	0.00%	8-1-2024	$1,610,000	$1,396,884
Natomas CA Unified School District Series 1999 (National Insured)	5.95	9-1-2021	395,000	418,909
Norwalk-La Mirada CA Unified School District CAB Election of 2002 Series D (AGM Insured) ¤	0.00	8-1-2023	1,500,000	1,328,865
Oakland CA Unified School District Election of 2012	5.50	8-1-2023	500,000	574,185
Oakland CA Unified School District Election of 2012	6.63	8-1-2038	7,750,000	8,909,865
Oakland CA Unified School District Election of 2012 Series A	5.00	8-1-2040	3,500,000	3,976,770
Oxnard CA School District Election of 2012 Series D (AGM Insured)	5.00	8-1-2034	1,695,000	1,929,385
Pajaro Valley CA Unified School District Election of 2012 Series A	5.00	8-1-2038	1,700,000	1,892,015
Paramount CA Unified School District CAB Election of 2006 ¤	0.00	8-1-2033	2,500,000	1,436,250
Pomona CA Unified School District Series A (National Insured)	6.55	8-1-2029	1,480,000	1,846,433
Poway CA Unified School District CAB Election of 2008 Improvement District 07-1-A ¤	0.00	8-1-2024	1,800,000	1,550,520
Rialto CA Unified School District CAB Election of 2010 Series A (AGM Insured) ¤	0.00	8-1-2026	3,320,000	2,656,332
Sacramento CA Unified School District Election of 2012 Series A (Build America Mutual Assurance Company Insured)	5.25	8-1-2033	1,000,000	1,128,830
Sacramento CA Unified School District Election of 2012 Series C (AGM Insured)	5.00	8-1-2033	2,735,000	3,128,266
San Bernardino County CA Community Election of 2008 Series D	5.00	8-1-2045	2,000,000	2,247,900
San Bernardino County CA Unified School District Election of 2012 Series C (AGM Insured)	5.00	8-1-2040	8,000,000	8,986,160
San Diego CA Community College Election of 2002	5.00	8-1-2031	4,000,000	4,533,200
San Gorgonio CA Memorial Healthcare Refunding Bond	5.00	8-1-2032	1,750,000	1,966,878
San Gorgonio CA Memorial Healthcare Refunding Bond	5.50	8-1-2028	2,525,000	2,954,275
San Joaquin CA Delta Community College District Election of 2004 Series C	5.00	8-1-2033	3,195,000	3,642,715
San Joaquin CA Delta Community College District Election of 2004 Series C	5.00	8-1-2034	3,315,000	3,765,542
San Jose CA Libraries & Parks Project	5.13	9-1-2031	2,040,000	2,045,630
San Mateo County CA Jefferson Union High School District CAB Election of 2006 Series D ¤	0.00	8-1-2033	7,000,000	2,493,400
San Mateo County CA Jefferson Union High School District CAB Election of 2006 Series D ¤	0.00	8-1-2036	11,130,000	3,092,804
San Mateo County CA Jefferson Union High School District Prerefunded CAB Election of 2006 Series D ¤	0.00	8-1-2034	6,915,000	2,265,077
San Mateo County CA Jefferson Union High School District Unrefunded CAB Election of 2006 Series D ¤	0.00	8-1-2034	2,990,000	979,404
San Rafael CA City High School District CAB Election of 2002 Series B (National Insured) ¤	0.00	8-1-2023	1,260,000	1,120,178
Sanger CA Unified School District Refunding Bond (National Insured)	5.60	8-1-2023	935,000	988,940
Santa Ana CA Unified School District CAB Election of 2008 Series B (AGC Insured) ¤	0.00	8-1-2038	15,000,000	6,975,450
Santa Rosa CA High School District Prerefunded Bond	5.00	8-1-2024	750,000	843,630
Santa Rosa CA High School District Unrefunded Bond	5.00	8-1-2024	255,000	284,705
Sierra Kings CA Health Care District	5.00	8-1-2028	1,000,000	1,130,750
Sierra Kings CA Health Care District	5.00	8-1-2032	1,500,000	1,677,810
Sierra Kings CA Health Care District	5.00	8-1-2037	1,750,000	1,937,530
Sonoma Valley CA Unified School District CAB Election of 2010 Series A ¤	0.00	8-1-2027	1,020,000	781,198
South Pasadena CA Unified School District Series A (FGIC Insured)	5.55	11-1-2020	320,000	335,453
Stockton CA Unified School District Election of 2012 Series A (AGM Insured)	5.00	8-1-2038	1,025,000	1,141,717
Washington Township CA Health Care District Election of 2004 Series B	5.50	8-1-2038	1,500,000	1,744,890
West Contra Costa CA Unified School District (AGM Insured)	5.25	8-1-2024	1,350,000	1,485,837
West Contra Costa CA Unified School District CAB Election of 2005 Series B	6.00	8-1-2027	1,080,000	1,401,570
West Contra Costa CA Unified School District CAB Election of 2005 Series C-1 (AGC Insured) ¤	0.00	8-1-2021	6,000,000	5,646,960
Wiseburn CA School District CAB (AGC Insured) ¤	0.00	8-1-2027	1,525,000	1,160,678

				341,767,868

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo California Tax-Free Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Health Revenue: 11.56%
Antelope Valley CA Healthcare District Refunding Bond Series A	5.25%	3-1-2036	$3,000,000	$3,263,760
Association of Bay Area Governments Finance Authority for Nonprofit Corporation Insured O’Connor Woods Project	5.00	1-1-2043	5,000,000	5,514,550
Association of Bay Area Governments Finance Authority for Nonprofit Corporation Insured Senior Living Odd Fellows Home of California Series A	5.00	4-1-2042	1,100,000	1,210,880
California Health Facilities Financing Sutter Health Obligated Group Series A	5.00	11-15-2048	5,000,000	5,758,200
California HFFA Catholic Healthcare West Series A	5.25	3-1-2023	3,000,000	3,243,240
California HFFA Catholic Healthcare West Series A	6.00	7-1-2029	4,000,000	4,182,280
California HFFA El Camino Hospital	5.00	2-1-2035	3,000,000	3,428,790
California HFFA Nevada Methodist Homes (California Mortgage Insured)	5.00	7-1-2030	1,830,000	2,099,138
California HFFA Nevada Methodist Homes (California Mortgage Insured)	5.00	7-1-2035	1,000,000	1,130,050
California HFFA Nevada Methodist Homes (California Mortgage Insured)	5.00	7-1-2045	4,500,000	4,995,090
California HFFA Prerefunded Bond Providence Health Services Series C	6.50	10-1-2038	100,000	101,269
California HFFA Refunding Bond Cedars Sinai Medical Center Series B	4.00	8-15-2039	10,500,000	10,965,990
California HFFA Refunding Bond Children’s Hospital Series A	5.00	8-15-2047	5,000,000	5,564,400
California HFFA Sutter Health Series D	5.25	8-15-2031	3,100,000	3,422,679
California Municipal Finance Authority Refunding Bond Channing House Project Series A	5.00	5-15-2034	1,000,000	1,153,820
California Municipal Finance Authority Refunding Bond Community Medical Centers Series A	5.00	2-1-2047	4,000,000	4,403,800
California Municipal Finance Authority Refunding Bond Eisenhower Medical Center Series A	5.00	7-1-2047	1,400,000	1,540,420
California Municipal Financing Authority BAN Open Door Community Health Centers	2.80	9-15-2018	3,000,000	3,001,170
California PFA Refunding Bond Henry Mayo Newhall Hospital	5.00	10-15-2037	500,000	541,160
California PFA Refunding Bond Henry Mayo Newhall Hospital	5.00	10-15-2047	4,000,000	4,294,040
California Statewide CDA Adventist Health System Series A	5.00	3-1-2045	2,500,000	2,783,725
California Statewide CDA Enloe Medical Center (Ambac Insured)	5.00	8-15-2033	1,650,000	1,899,827
California Statewide CDA Enloe Medical Center (Ambac Insured)	5.00	8-15-2035	1,000,000	1,143,300
California Statewide CDA Enloe Medical Center (Ambac Insured)	5.00	8-15-2038	2,000,000	2,279,260
California Statewide CDA Loma Linda University Medical Center Refunding Bond Series A	5.25	12-1-2044	5,150,000	5,543,872
California Statewide CDA Redwoods Projects	5.13	11-15-2035	1,500,000	1,688,535
California Statewide CDA St. Joseph Health System (AGM Insured)	5.25	7-1-2021	1,775,000	1,775,000
California Statewide Communities Marin General Hospital Series A	5.00	8-1-2036	700,000	807,590
California Statewide Communities Marin General Hospital Series A	5.00	8-1-2037	500,000	576,400
California Statewide Communities Marin General Hospital Series A	5.00	8-1-2038	450,000	517,554
Palomar Health CA Refunding Bond	5.00	11-1-2042	4,000,000	4,328,080
San Buenaventura CA Community Mental Health System	8.00	12-1-2031	1,615,000	1,845,574
University of California Regents Medical Center Prerefunded Bond Series J	5.25	5-15-2038	7,790,000	9,044,657
University of California Regents Medical Center Series J	5.00	5-15-2033	2,265,000	2,603,504
University of California Regents Medical Center Unrefunded Bond Series J	5.25	5-15-2038	2,210,000	2,501,963
Washington Township CA Health Care District Series A	5.00	7-1-2026	1,190,000	1,334,371
Washington Township CA Health Care District Series A	5.00	7-1-2042	1,000,000	1,097,090

				111,585,028

Housing Revenue: 0.87%
California Municipal Finance Authority Mobile Senior Caritas Projects Series A	5.00	8-15-2029	500,000	567,700
California PFA NCCD-Claremont Properties LLC University Housing Project Series A 144A	5.00	7-1-2047	2,950,000	3,136,617
California Statewide CDA Poway Retirement Housing Foundation Housing Incorporated Series A	5.25	11-15-2035	1,500,000	1,703,505
Contra Costa County CA Home Mortgage Revenue Bonds GNMA Mortgage-Backed Securities Program (GNMA Insured)	7.75	5-1-2022	120,000	133,706

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo California Tax-Free Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Housing Revenue (continued)
Independent Cities CA Finance Refunding Bond Santa Rose Leisure Mobile	5.00%	8-15-2046	$1,570,000	$1,751,539
Independent Cities California Finance Refunding Bond Sanitary Juan Mobile Estates	5.00	8-15-2030	1,000,000	1,101,010

				8,394,077

Industrial Development Revenue: 0.22%
California PCFA Solid Waste Disposal AMT Green Bond Calplant I Project 144A	8.00	7-1-2039	2,000,000	2,167,900

Miscellaneous Revenue: 17.52%
Alameda CA Joint Powers Authority Multiple Capital Projects Series A	5.00	12-1-2034	1,005,000	1,133,570
Anaheim CA PFA CAB Subordinate Lien Public Improvements Project Series C (AGM Insured) ¤	0.00	9-1-2018	1,210,000	1,207,084
Anaheim CA PFA CAB Subordinate Lien Public Improvements Project Series C (AGM Insured) ¤	0.00	9-1-2025	10,000,000	8,005,900
Anaheim CA PFA Convention Center Expansion Project Series A	5.00	5-1-2039	3,000,000	3,366,210
Anaheim CA PFA Convention Center Expansion Project Series A	5.00	5-1-2046	3,000,000	3,349,080
California Infrastructure & Economic Development King City Joint Union High School	5.75	8-15-2029	2,150,000	2,286,805
California Public Works Board California State University Projects Series B-1	5.70	3-1-2035	2,210,000	2,346,622
California Public Works Board Judicial Council Projects Series A	5.00	3-1-2038	7,000,000	7,732,760
California Public Works Board Judicial Council Projects Series D	5.25	12-1-2025	4,000,000	4,440,480
California Public Works Board Various Capital Projects Series A	5.00	4-1-2037	4,925,000	5,384,453
California Public Works Board Various Capital Projects Series G	5.00	11-1-2037	23,000,000	25,463,530
California Public Works Board Various Capital Projects Series I	5.50	11-1-2033	2,000,000	2,303,940
California Public Works University of California Board of Regents Series G	5.00	12-1-2030	9,850,000	10,940,001
California Statewide Communities Series A	5.00	9-2-2047	2,000,000	2,144,840
Compton CA PFA Refunding Bond 144A	4.00	9-1-2027	3,800,000	3,812,198
Compton CA PFA Refunding Bond 144A	4.50	9-1-2032	2,000,000	2,055,140
Emeryville CA PFA Assessment District Refinancing	5.90	9-2-2021	1,115,000	1,117,364
Fullerton CA Joint Union High School Project Certificate of Participation (Build America Mutual Assurance Company Insured)	5.00	9-1-2035	1,385,000	1,545,245
Irvine CA Improvement Bond Act 1915 Limited Obligation Reassessment District #15-2	5.00	9-2-2025	725,000	841,638
Irvine CA Improvement Bond Act 1915 Limited Obligation Reassessment District #15-2	5.00	9-2-2026	400,000	460,108
Irvine CA Improvement Bond Act 1915 Limited Obligation Reassessment District #15-2	5.00	9-2-2042	1,500,000	1,644,390
Los Angeles CA Certificate of Participation Sonneblick del Rio Project (Ambac Insured)	6.00	11-1-2019	1,055,000	1,058,693
Los Angeles CA Community Redevelopment Vermont Manchester Social Services Project (Ambac Insured)	5.00	9-1-2025	2,310,000	2,316,283
Los Angeles CA Public Works Financing Authority Series A	5.00	12-1-2039	2,860,000	3,232,229
Montclair CA PFA Lease Refunding Bond (AGM Insured)	5.00	10-1-2035	2,400,000	2,687,328
Richmond CA Joint Powers Financing Authority Civic Center Project Series A (AGC Insured)	5.88	8-1-2037	5,000,000	5,208,750
Richmond CA Joint Powers Financing Authority Point Potrero Series A	6.25	7-1-2024	7,500,000	7,832,025
Riverside County CA Asset Leasing Corporation Riverside County Hospital Project (National Insured) ¤	0.00	6-1-2026	10,000,000	7,827,700
Sacramento CA Certificate of Participation Animal Care & Youth Detention Facilities (Ambac Insured)	5.00	10-1-2025	1,085,000	1,087,756
Sacramento CA City Financing Authority Refunding Bond Master Lease Program Facilities (Build America Mutual Assurance Company Insured)	5.00	12-1-2035	1,300,000	1,456,000
Sacramento CA City Financing Authority Series A (Ambac Insured)	5.40	11-1-2020	1,345,000	1,407,300
Sacramento CA City School Joint Refunding Bond Series A (Build America Mutual Assurance Company Insured)	5.00	3-1-2040	2,165,000	2,386,436
San Bernardino County CA Certificate of Participation Arrowhead Project Series A	5.50	8-1-2020	6,000,000	6,245,700
San Bernardino County CA Certificate of Participation Medical Center Financing Project (National Insured)	5.00	8-1-2028	5,770,000	5,774,443

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo California Tax-Free Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Miscellaneous Revenue (continued)
San Francisco CA City & County Certificate of Participation Multiple Capital Improvement Projects Series A	5.20%	4-1-2026	$3,000,000	$3,081,120
San Jose CA Unified School District CAB (AGM Insured) ¤	0.00	1-1-2021	1,205,000	1,154,607
San Jose CA Unified School District CAB (AGM Insured) ¤	0.00	1-1-2026	3,175,000	2,623,915
San Marino CA Unified School District Certificate of Participation Los Angeles County Schools Pooled Financing Program Series A	5.00	12-1-2041	500,000	513,330
San Ysidro CA School District Certificate of Participation School Facilities Bridge Funding Program (Build America Mutual Assurance Company Insured)	5.00	9-1-2037	250,000	275,483
San Ysidro CA School District Certificate of Participation School Facilities Bridge Funding Program (Build America Mutual Assurance Company Insured)	5.00	9-1-2042	625,000	683,519
San Ysidro CA School District Certificate of Participation School Facilities Bridge Funding Program (Build America Mutual Assurance Company Insured)	5.00	9-1-2047	1,000,000	1,084,580
Simi Valley CA Unified School District Capital Improvement Projects (Ambac Insured)	5.25	8-1-2022	1,710,000	1,842,234
Stockton CA Unified School District Community Improvement Project	5.00	2-1-2033	550,000	628,661
Sutter Butte CA Flood Control Agency (Build America Mutual Assurance Company Insured)	5.00	10-1-2040	3,545,000	3,925,520
Torrance CA Certificate of Participation	5.25	6-1-2039	5,385,000	6,168,464
Tracy CA Operating Partnership Joint Powers Authority Capital Improvement Projects (AGC Insured)	6.25	10-1-2033	1,000,000	1,011,610
Vacaville CA Unified School District (AGC Insured)	6.50	12-1-2034	1,260,000	1,286,019
Ventura County CA PFA Series A	5.00	11-1-2038	4,250,000	4,749,758

				169,130,821

Tax Revenue: 11.29%
Beaumont CA Community Facilities District Number 93-1 Special Tax Improvement Area Number 17C	5.00	9-1-2043	750,000	831,638
Beaumont CA Community Facilities District Number 93-1 Special Tax Improvement Area Number 17C	5.00	9-1-2048	1,100,000	1,216,039
Beaumont CA Community Facilities District Number 93-1 Special Tax Improvement Area Number 8D Series A	5.00	9-1-2043	750,000	831,638
Beaumont CA Community Facilities District Number 93-1 Special Tax Improvement Area Number 8D Series A	5.00	9-1-2048	1,035,000	1,144,182
Beaumont CA Special Tax Improvement Area Number 8C Series A	5.00	9-1-2048	2,855,000	3,163,854
Belmont CA Community Facilities Special Tax District #2000-1 Library Project Series A (Ambac Insured)	5.75	8-1-2030	3,190,000	3,999,909
California Statewide CDA Community Facilities District #2015-01	5.00	9-1-2047	1,420,000	1,555,326
California Statewide Communities Development Authority Special Tax Community Facilities District Number 2017-01%%	5.00	9-1-2048	5,000,000	5,512,500
Casitas CA Municipal Water District Community Facilities District #2013-1-OJAI Series B (Build America Mutual Assurance Company Insured)	5.25	9-1-2047	5,000,000	5,860,100
Cathedral City CA RDA Successor Agency to Merged Redevelopment Project Tax Allocation Bond Series A (AGM Insured)	5.00	8-1-2032	1,450,000	1,624,537
Cathedral City CA RDA Successor Agency to Merged Redevelopment Project Tax Allocation Bond Series A (AGM Insured)	5.00	8-1-2033	880,000	983,321
Chula Vista CA Community Facilities District Special Tax Number 16I Improvement Area Number 1	5.00	9-1-2043	500,000	551,070
Chula Vista CA Community Facilities District Special Tax Number 16I Improvement Area Number 1	5.00	9-1-2048	1,000,000	1,098,810
Compton CA Community College RDA Project 2nd Lien Series A	5.00	8-1-2020	1,140,000	1,187,675
Dinuba CA RDA Merged City Redevelopment Project (Build America Mutual Assurance Company Insured)	5.00	9-1-2033	1,500,000	1,676,505

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo California Tax-Free Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Tax Revenue (continued)
Elk Grove CA Finance Authority Special Tax	5.00%	9-1-2048	$1,250,000	$1,365,350
Elk Grove CA Financing Authority Special Tax Refunding Bond (Build America Mutual Assurance Company Insured)	5.00	9-1-2038	1,500,000	1,673,550
Folsom Ranch Financing Authority California Facilities District #20 Russell	5.00	9-1-2048	1,650,000	1,777,991
Fontana CA RDA Jurupa Hills Redevelopment Project Series A	5.60	10-1-2027	4,785,000	4,832,754
Fremont CA Community Facilities District #1 Refunding Bond	5.00	9-1-2040	2,700,000	2,954,448
Inglewood CA Redevelopment Successor Agency to Merged Redevelopment Project Tax Allocation Refunding Bond Subordinate Lien Series A (Build America Mutual Assurance Company Insured)	5.00	5-1-2034	500,000	572,025
Inglewood CA Redevelopment Successor Agency to Merged Redevelopment Project Tax Allocation Refunding Bond Subordinate Lien Series A (Build America Mutual Assurance Company Insured)	5.00	5-1-2038	305,000	346,416
Inland Valley CA Development Agency Series A	5.25	9-1-2037	4,000,000	4,463,000
Irvine CA Unified School District Community Facilities District #09-1 Series B	5.00	9-1-2042	1,000,000	1,120,820
Lafayette CA RDA Refunding Bond Lafayette Redevelopment Project (AGM Insured)	5.00	8-1-2033	1,500,000	1,669,920
Lafayette CA RDA Refunding Bond Lafayette Redevelopment Project (AGM Insured)	5.00	8-1-2038	1,635,000	1,802,980
Lancaster CA RDA Tax Allocation Combined Redevelopment Project Areas	6.50	8-1-2029	2,000,000	2,107,140
Lancaster CA RDA Tax Allocation Refunding Bond Combined Redevelopment Project Areas (AGM Insured)	5.00	8-1-2033	1,200,000	1,382,160
Oakland CA Redevelopment Successor Agency Refunding Bond Subordinate Series TE (AGM Insured)	5.00	9-1-2035	2,545,000	2,865,466
Oakland CA Redevelopment Successor Agency Refunding Bond Subordinate Series TE (AGM Insured)	5.00	9-1-2036	4,000,000	4,495,480
Orange County CA Community Facilities District #2015-1 Esencia Village Series A	5.25	8-15-2045	2,000,000	2,213,411
Rancho Cucamonga CA RDA Rancho Redevelopment Project Area (AGM Insured)	5.00	9-1-2032	1,870,000	2,122,768
Redwood City CA RDA CAB Redevelopment Project Area Series 2-A (Ambac Insured) ¤	0.00	7-15-2030	3,505,000	2,281,510
Rio Vista CA Community Facilities District Special Tax Number 2018-1%%	5.00	9-1-2048	1,190,000	1,279,976
Roseville CA Refunding Bond Fiddyment Ranch Community Facilities District #1 Series A	5.00	9-1-2035	1,500,000	1,660,110
San Clemente CA Special Tax Community Facilities District #2006-1	5.00	9-1-2040	985,000	1,071,966
San Clemente CA Special Tax Community Facilities District #2006-1	5.00	9-1-2046	1,190,000	1,291,162
San Diego CA RDA CAB Tax Allocation Centre (AGM Insured) ¤	0.00	9-1-2023	885,000	780,880
San Diego CA RDA Naval Training Center Series A	5.00	9-1-2025	575,000	617,498
San Francisco CA City & County RDA Mission Bay South Redevelopment Project Series A	5.00	8-1-2043	2,500,000	2,796,475
San Francisco CA City & County RDA Tax Transbay Infrastructure Project Third Lien Series B (AGM Insured)	5.00	8-1-2046	1,500,000	1,708,680
San Francisco City & County CA RDA CAB Mission Bay South Redevelopment Project Subordinate Bond Series D 144A¤	0.00	8-1-2026	4,000,000	2,738,440
San Marcos CA Unified School District Special Tax Community Facilities District #4 (Build America Mutual Assurance Company Insured)	5.00	9-1-2034	1,710,000	1,901,007
San Marcos CA Unified School District Special Tax Community Facilities District #5 (Build America Mutual Assurance Company Insured)	5.00	9-1-2028	1,290,000	1,459,674
San Marcos CA Unified School District Special Tax Community Facilities District #5 (Build America Mutual Assurance Company Insured)	5.00	9-1-2029	1,325,000	1,492,056
Santa Ana CA Community Redevelopment Merged Project Area Series A	6.00	9-1-2022	2,000,000	2,217,800
Santa Cruz County CA RDA Live Oak Soquel Community Improvement Project	6.63	9-1-2029	2,100,000	2,223,627
Sonoma CA CDA Successor Agency to Sonoma Redevelopment Project Tax Allocation Bond (National Insured)	5.00	6-1-2033	1,325,000	1,509,361
Tustin CA Community Facilities District Special Tax #2014-1 Legacy/Standard Pacific Series A	5.00	9-1-2040	750,000	824,168
Tustin CA Community Facilities District Special Tax #2014-1 Legacy/Standard Pacific Series A	5.00	9-1-2045	1,000,000	1,095,570

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo California Tax-Free Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Tax Revenue (continued)
Union City CA Community RDA Successor Agency to Community Redevelopment Project Tax Allocation Refunding Bond Series A	5.00%	10-1-2036	$1,000,000	$1,134,890
Union City CA Community RDA Successor Agency to Union City Community Redevelopment Project (AGC Insured)	5.25	10-1-2033	8,000,000	8,644,720
Yorba Linda CA RDA CAB Series A (National Insured) ¤	0.00	9-1-2019	1,295,000	1,239,445

				108,971,798

Tobacco Revenue: 0.62%
Golden State Tobacco Securitization Corporation California Tobaco Settlement Series A1	5.00	6-1-2047	3,000,000	3,080,190
Golden State Tobacco Securitization Corporation Tobacco Settlement Refunding Bond Series A-1	5.00	6-1-2029	2,500,000	2,886,250

				5,966,440

Transportation Revenue: 2.33%
Alameda County CA Corridor Transportation Authority CAB Subordinate Lien Prerefunded Bond Series A (Ambac Insured) ¤	0.00	10-1-2018	2,955,000	2,945,278
Alameda County CA Corridor Transportation Authority CAB Subordinate Lien Unrefunded Bond Series A (Ambac Insured) ¤	0.00	10-1-2018	940,000	934,633
Alameda County CA Corridor Transportation Authority Prerefunded Bond CAB Subordinate Lien Series A (Ambac Insured) ¤	0.00	10-1-2019	2,780,000	2,728,765
Alameda County CA Corridor Transportation Authority Unrefunded Bond CAB Subordinate Lien Series A (Ambac Insured) ¤	0.00	10-1-2019	220,000	212,909
Bay Area CA Toll Authority Toll Bridge Series S-4	5.00	4-1-2030	2,000,000	2,292,680
Foothill-Eastern Corridor CA Transportation Agency Subordinate Bond Series B-3	5.50	1-15-2053	8,000,000	8,957,680
San Diego CA RDA Centre City Sub Parking Series B	5.30	9-1-2020	1,060,000	1,063,222
San Francisco CA Municipal Transportation	5.00	3-1-2039	3,000,000	3,358,200

				22,493,367

Utilities Revenue: 5.01%
Banning CA Financing Authority Refunding Bond Electric System Project (AGM Insured)	5.00	6-1-2037	5,000,000	5,600,000
Imperial CA Irrigation District Electric System Refunding Bond Series A	5.00	11-1-2040	3,715,000	4,200,365
Imperial CA Irrigation District Electric System Refunding Bond Series A	5.00	11-1-2045	1,060,000	1,193,295
Imperial CA Irrigation District Electric System Refunding Bond Series C	5.00	11-1-2038	2,500,000	2,859,550
Los Angeles CA Department of Water and Power Series E	5.00	7-1-2044	12,475,000	14,067,933
M-S-R California Energy Authority Gas Series B	7.00	11-1-2034	4,000,000	5,686,280
M-S-R California Energy Authority Gas Series C	6.13	11-1-2029	1,060,000	1,316,064
Modesto CA Irrigation District Financing Authority Series A	5.00	10-1-2040	3,500,000	3,887,590
Northern California Power Agency Public Power Prerefunded Bond (Ambac Insured)	7.50	7-1-2023	35,000	38,824
Redding CA Joint Powers Financing Authority Election System Series A	5.00	6-1-2032	440,000	505,956
Roseville CA Natural Gas Financing Authority	5.00	2-15-2025	1,930,000	2,176,075
Southern California Public Power Authority Natural Gas Project #1 Series A	5.25	11-1-2025	1,000,000	1,147,690
Turlock CA Irrigation District Refunding Bond Subordinate First Priority	5.50	1-1-2041	2,000,000	2,153,280
Walnut CA Energy Center Authority Series A	5.00	1-1-2034	3,115,000	3,525,650

				48,358,552

Water & Sewer Revenue: 3.22%
Adelanto CA Public Utility Authority Refunding Bond (AGM Insured)	5.00	7-1-2039	2,000,000	2,304,760
Bay Area CA Water Supply & Conservation Agency Series A	5.00	10-1-2034	6,000,000	6,732,600
California Statewide CDA Water & Wastewater Pooled Financing Program Series B (AGM Insured)	5.25	10-1-2027	1,040,000	1,043,172

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo California Tax-Free Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Water & Sewer Revenue (continued)
El Dorado CA Irrigation District Refunding Bond Series A (AGM Insured)	5.25%	3-1-2039	$2,000,000	$2,269,360
Florin CA Resource Conservation Refunding Bond Second Senior Lien Series A (National Insured)	5.00	9-1-2032	2,000,000	2,242,520
Merced CA Irrigation District Water & Hydroelectric System Series A (AGM Insured)	5.00	10-1-2038	4,000,000	4,454,680
Pico Rivera CA Water Authority Series A (National Insured)	5.50	5-1-2019	450,000	463,154
Pico Rivera CA Water Authority Series A	6.25	12-1-2032	4,305,000	4,343,616
San Buenaventura CA PFFA Series B	5.00	7-1-2042	4,000,000	4,392,280
Tulare CA Sewer Refunding Bond (AGM Insured)	5.00	11-15-2041	1,500,000	1,682,160
Vallejo CA Refunding Bond	5.25	5-1-2031	1,000,000	1,120,430

				31,048,732

				931,053,276

Guam: 0.77%

Airport Revenue: 0.14%
Guam Port Authority AMT Series A %%	5.00	7-1-2048	1,235,000	1,368,479

Tax Revenue: 0.11%
Guam Government Business Privilege Tax Series A	5.00	1-1-2031	1,000,000	1,053,650

Water & Sewer Revenue: 0.52%
Guam Government Waterworks Authority	5.25	7-1-2033	1,500,000	1,622,730
Guam Government Waterworks Authority	5.50	7-1-2043	3,125,000	3,392,344

				5,015,074

				7,437,203

Illinois: 1.21%

Miscellaneous Revenue: 1.10%
Illinois Series D	5.00	11-1-2025	10,000,000	10,642,300

Tax Revenue: 0.11%
Metropolitan Pier & Exposition Authority McCormick Place Expansion Project Series A	5.00	6-15-2057	1,000,000	1,050,700

				11,693,000

New York: 0.72%

Airport Revenue: 0.58%
New York Transportation Development Corporation Special Delta Air Lines Incorporated LaGuardia	5.00	1-1-2026	5,000,000	5,638,100

Water & Sewer Revenue: 0.14%
New York Municipal Water Finance Authority Water & Sewer System Series BB-2 (Landesbank Hessen-Thüringen SPA) ø	1.69	6-15-2039	1,325,000	1,325,000

				6,963,100

Total Municipal Obligations (Cost $897,047,940)				957,146,579

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo California Tax-Free Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Other: 0.52%
Nuveen California AMT-Free Quality Municipal Income Fund Preferred Shares Series A 144A§øø	1.79%	10-1-2047	$5,000,000	$5,000,000

Total Other (Cost $5,000,000)				5,000,000

	Yield		Shares
Short-Term Investments: 0.09%

Investment Companies: 0.09%
Wells Fargo Municipal Cash Management Money Market Fund Institutional Class (l)(u)##	1.43		896,900	897,886

Total Short-Term Investments (Cost $897,886)				897,886

Total investments in securities (Cost $902,945,826)	99.77%	963,044,465
Other assets and liabilities, net	0.23	2,193,371

Total net assets	100.00%	$965,237,836

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

##	All or a portion of this security is segregated for when-issued securities.

¤	The security is issued in zero coupon form with no periodic interest payments.

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

±	Variable rate investment. The rate shown is the rate in effect at period end.

%%	The security is issued on a when-issued basis.

§	The security is subject to a demand feature which reduces the effective maturity.

øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

AGC	Assured Guaranty Corporation

AGM	Assured Guaranty Municipal

Ambac	Ambac Financial Group Incorporated

AMT	Alternative minimum tax

BAN	Bond anticipation notes

CAB	Capital appreciation bond

CDA	Community Development Authority

FGIC	Financial Guaranty Insurance Corporation

GNMA	Government National Mortgage Association

GO	General obligation

HFFA	Health Facilities Financing Authority

LIBOR	London Interbank Offered Rate

National	National Public Finance Guarantee Corporation

PCFA	Pollution Control Financing Authority

PFA	Public Finance Authority

PFFA	Public Facilities Financing Authority

PFOTER	Puttable floating option tax-exempt receipts

RDA	Redevelopment Authority

SPA	Standby purchase agreement

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo California Tax-Free Fund	21

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of priod	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Municipal Cash Management Fund Institutional Class	10,159,983	277,013,360	286,276,443	896,900	$15,898	$0	$41,632	$897,886	0.09%

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo California Tax-Free Fund	Statement of assets and liabilities—June 30, 2018

Assets
Investments in unaffiliated securities, at value (cost $902,047,940)	$962,146,579
Investments in affiliated securities, at value (cost $897,886)	897,886
Receivable for investments sold	1,705,650
Receivable for Fund shares sold	947,524
Receivable for interest	11,995,738
Prepaid expenses and other assets	8,365

Total assets	977,701,742

Liabilities
Payable for investments purchased	9,211,314
Payable for Fund shares redeemed	2,002,538
Dividends payable	631,995
Management fee payable	242,678
Administration fees payable	101,984
Distribution fee payable	30,611
Trustees’ fees and expenses payable	267
Accrued expenses and other liabilities	242,519

Total liabilities	12,463,906

Total net assets	$965,237,836

NET ASSETS CONSIST OF
Paid-in capital	$926,572,605
Undistributed net investment income	59,885
Accumulated net realized losses on investments	(21,493,293)
Net unrealized gains on investments	60,098,639

Total net assets	$965,237,836

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$443,164,933
Shares outstanding – Class A1	38,067,495
Net asset value per share – Class A	$11.64
Maximum offering price per share – Class A2	$12.19
Net assets – Class C	$47,830,859
Shares outstanding – Class C1	4,028,831
Net asset value per share – Class C	$11.87
Net assets – Administrator Class	$186,626,266
Shares outstanding – Administrator Class[1]	15,999,751
Net asset value per share – Administrator Class	$11.66
Net assets – Institutional Class	$287,615,778
Shares outstanding – Institutional Class[1]	24,656,847
Net asset value per share – Institutional Class	$11.66

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended June 30, 2018	Wells Fargo California Tax-Free Fund	23

Investment income
Interest	$39,475,595
Income from affiliated securities	41,632

Total investment income	39,517,227

Expenses
Management fee	3,915,894
Administration fees
Class A	719,627
Class C	84,215
Administrator Class	209,279
Institutional Class	241,104
Shareholder servicing fees
Class A	1,124,418
Class C	131,586
Administrator Class	521,914
Distribution fee
Class C	394,757
Custody and accounting fees	23,158
Professional fees	70,518
Registration fees	103,704
Shareholder report expenses	74,686
Trustees’ fees and expenses	23,350
Other fees and expenses	30,405

Total expenses	7,668,615
Less: Fee waivers and/or expense reimbursements	(908,192)

Net expenses	6,760,423

Net investment income	32,756,804

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(413,033)
Affiliated securities	15,898

Net realized losses on investments	(397,135)

Net change in unrealized gains (losses) on investments	(15,921,703)

Net realized and unrealized gains (losses) on investments	(16,318,838)

Net increase in net assets resulting from operations	$16,437,966

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo California Tax-Free Fund	Statement of changes in net assets

	Year ended June 30, 2018		Year ended June 30, 2017

Operations
Net investment income		$32,756,804		$33,575,073
Net realized losses on investments		(397,135)		(16,628,208)
Net change in unrealized gains (losses) on investments		(15,921,703)		(45,030,288)

Net increase (decrease) in net assets resulting from operations		16,437,966		(28,083,423)

Distributions to shareholders from
Net investment income
Class A		(14,178,372)		(14,788,835)
Class B		N/A		(1,071)[1]
Class C		(1,262,333)		(1,430,934)
Administrator Class		(6,997,042)		(8,412,626)
Institutional Class		(10,318,698)		(8,941,597)

Total distributions to shareholders		(32,756,445)		(33,575,063)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	5,412,756	63,532,063	4,369,584	52,343,840
Class C	207,470	2,494,341	961,273	11,910,742
Administrator Class	3,150,137	37,468,056	6,264,433	74,980,710
Institutional Class	8,132,600	95,794,566	27,788,903	329,374,871

		199,289,026		468,610,163

Reinvestment of distributions
Class A	1,121,916	13,180,807	1,154,136	13,729,015
Class B	N/A	N/A	84 [1]	1,036 [1]
Class C	98,749	1,183,379	107,565	1,304,294
Administrator Class	579,082	6,823,267	680,401	8,137,919
Institutional Class	368,770	4,342,226	227,555	2,685,260

		25,529,679		25,857,524

Payment for shares redeemed
Class A	(8,403,699)	(98,926,917)	(7,999,743)	(94,610,622)
Class B	N/A	N/A	(9,509)[1]	(111,781)[1]
Class C	(1,060,979)	(12,741,782)	(1,515,076)	(18,297,168)
Administrator Class	(5,458,094)	(64,458,360)	(16,786,063)	(197,968,420)
Institutional Class	(9,927,151)	(116,905,096)	(17,411,489)	(204,081,059)

		(293,032,155)		(515,069,050)

Net decrease in net assets resulting from capital share transactions		(68,213,450)		(20,601,363)

Total decrease in net assets		(84,531,929)		(82,259,849)

Net assets
Beginning of period		1,049,769,765		1,132,029,614

End of period		$965,237,836		$1,049,769,765

Undistributed net investment income		$59,885		$60,267

[1]	For the period from July 1, 2016 to December 5, 2016. Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo California Tax-Free Fund	25

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2018	2017	2016	2015	2014
Net asset value, beginning of period	$11.83	$12.45	$11.79	$11.73	$11.21
Net investment income	0.37	0.36	0.36	0.38	0.42
Net realized and unrealized gains (losses) on investments	(0.19)	(0.62)	0.66	0.06	0.52

Total from investment operations	0.18	(0.26)	1.02	0.44	0.94
Distributions to shareholders from
Net investment income	(0.37)	(0.36)	(0.36)	(0.38)	(0.42)
Net asset value, end of period	$11.64	$11.83	$12.45	$11.79	$11.73
Total return[1]	1.55%	(2.09)%	8.77%	3.74%	8.58%
Ratios to average net assets (annualized)
Gross expenses	0.83%	0.82%	0.82%	0.83%	0.83%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	3.15%	2.99%	2.96%	3.17%	3.71%
Supplemental data
Portfolio turnover rate	33%	48%	17%	30%	41%
Net assets, end of period (000s omitted)	$443,165	$472,584	$528,238	$470,368	$466,411

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo California Tax-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2018	2017	2016	2015	2014
Net asset value, beginning of period	$12.07	$12.70	$12.02	$11.96	$11.43
Net investment income	0.29	0.27	0.27	0.29	0.34
Net realized and unrealized gains (losses) on investments	(0.20)	(0.63)	0.68	0.06	0.53

Total from investment operations	0.09	(0.36)	0.95	0.35	0.87
Distributions to shareholders from
Net investment income	(0.29)	(0.27)	(0.27)	(0.29)	(0.34)
Net asset value, end of period	$11.87	$12.07	$12.70	$12.02	$11.96
Total return[1]	0.74%	(2.80)%	8.02%	2.96%	7.77%
Ratios to average net assets (annualized)
Gross expenses	1.58%	1.57%	1.57%	1.58%	1.58%
Net expenses	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income	2.40%	2.24%	2.21%	2.42%	2.96%
Supplemental data
Portfolio turnover rate	33%	48%	17%	30%	41%
Net assets, end of period (000s omitted)	$47,831	$57,727	$66,427	$50,787	$45,934

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo California Tax-Free Fund	27

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$11.86	$12.48	$11.81	$11.75	$11.23
Net investment income	0.39	0.38	0.38	0.40	0.44
Net realized and unrealized gains (losses) on investments	(0.20)	(0.62)	0.67	0.06	0.52

Total from investment operations	0.19	(0.24)	1.05	0.46	0.96
Distributions to shareholders from
Net investment income	(0.39)	(0.38)	(0.38)	(0.40)	(0.44)
Net asset value, end of period	$11.66	$11.86	$12.48	$11.81	$11.75
Total return	1.67%	(1.88)%	9.06%	3.95%	8.79%
Ratios to average net assets (annualized)
Gross expenses	0.77%	0.76%	0.76%	0.77%	0.77%
Net expenses	0.55%	0.55%	0.55%	0.55%	0.55%
Net investment income	3.34%	3.16%	3.16%	3.39%	3.91%
Supplemental data
Portfolio turnover rate	33%	48%	17%	30%	41%
Net assets, end of period (000s omitted)	$186,626	$210,209	$344,090	$210,265	$273,026

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo California Tax-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
INSTITUTIONAL CLASS	2018	2017	2016	2015[1]
Net asset value, beginning of period	$11.86	$12.48	$11.81	$11.99
Net investment income	0.40	0.39	0.39	0.27
Net realized and unrealized gains (losses) on investments	(0.20)	(0.62)	0.67	(0.18)

Total from investment operations	0.20	(0.23)	1.06	0.09
Distributions to shareholders from
Net investment income	(0.40)	(0.39)	(0.39)	(0.27)
Net asset value, end of period	$11.66	$11.86	$12.48	$11.81
Total return[2]	1.74%	(1.81)%	9.14%	0.72%
Ratios to average net assets (annualized)
Gross expenses	0.50%	0.49%	0.49%	0.50%
Net expenses	0.48%	0.48%	0.48%	0.48%
Net investment income	3.42%	3.28%	3.24%	3.35%
Supplemental data
Portfolio turnover rate	33%	48%	17%	30%
Net assets, end of period (000s omitted)	$287,616	$309,253	$193,154	$149,368

[1]	For the period from October 31, 2014 (commencement of class operations) to June 30, 2015

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo California Tax-Free Fund	29

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo California Tax-Free Fund (the “Fund”) which is a non-diversified series of the Trust.

Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through December 5, 2016.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Futures contracts listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

30	Wells Fargo California Tax-Free Fund	Notes to financial statements

Futures contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2018, the aggregate cost of all investments for federal income tax purposes was $902,945,826 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$60,739,731
Gross unrealized losses	(641,092)
Net unrealized gains	$60,098,639

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values

Notes to financial statements	Wells Fargo California Tax-Free Fund	31

per share. The primary permanent difference causing such reclassifications is due to expiration of capital loss carryforwards. At June 30, 2018, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment income	Accumulated net realized losses on investments
$(4,667,647)	$(741)	$4,668,388

As of June 30, 2018, the Fund had capital loss carryforwards which consist of $20,089,647 in short-term capital losses.

As of June 30, 2018, the Fund had current year deferred post-October capital losses consisting of $1,403,646 in short-term losses which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Municipal obligations	$0	$957,146,579	$0	$957,146,579

Other	0	5,000,000	0	5,000,000

Short-term investments
Investment companies	897,886	0	0	897,886
Total assets	$897,886	$962,146,579	$0	$963,044,465

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At June 30, 2018, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

32	Wells Fargo California Tax-Free Fund	Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.40% and declining to 0.28% as the average daily net assets of the Fund increase. For the year ended June 30, 2018, the management fee was equivalent to an annual rate of 0.39% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through October 31, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.75% for Class A shares, 1.50% for Class C shares, 0.55% for Administrator Class shares, and 0.48% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2018, Funds Distributor received $9,483 from the sale of Class A shares and $173 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended June 30, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Notes to financial statements	Wells Fargo California Tax-Free Fund	33

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $100,790,000 and $104,640,000 in interfund purchases and sales, respectively, during the year ended June 30, 2018.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2018 were $345,787,934 and $309,035,297, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

For the year ended June 30, 2018, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $32,756,445 and $33,575,063 of tax-exempt income for the years ended June 30, 2018 and June 30, 2017, respectively.

As of June 30, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Unrealized gains	Post-October capital losses deferred	Capital loss carryforward
$693,207	$60,098,639	$(1,403,646)	$(20,089,647)

8. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state or territories of the U.S. Therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt fund.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In March 2017, FASB issued Accounting Standards Update (“ASU”) No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium. The amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held a at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. Management is currently evaluating the potential impact of this new guidance to the financial statements.

34	Wells Fargo California Tax-Free Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo California Tax-Free Fund (the Fund), one of the funds constituting the Wells Fargo Funds Trust, including the portfolio of investments, as of June 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2018, by correspondence with the transfer agent, custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

August 24, 2018

Other information (unaudited)	Wells Fargo California Tax-Free Fund	35

TAX INFORMATION

For federal and California income tax purposes, the Fund designates 100% of its distributions paid from net investment income during the fiscal year as exempt-interest dividends under Section 852(b)(5) of the Internal Revenue Code and under Section 17145 of the California Revenue and Taxation Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

36	Wells Fargo California Tax-Free Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 154 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and the Glimmerglass Festival. She is also an inactive Chartered Financial Analyst.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo California Tax-Free Fund	37

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Goverance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue shield of Minnesota of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director 003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

38	Wells Fargo California Tax-Free Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Alexander Kymn[3] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 77 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 77 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

Other information (unaudited)	Wells Fargo California Tax-Free Fund	39

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo California Tax-Free Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo California Tax-Free Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

40	Wells Fargo California Tax-Free Fund	Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was lower than the average investment performance of the Universe for the one- and three-year periods under review, but higher than the average investment performance of the Universe for the five- and ten-year periods under review. The Board also noted that the investment performance of the Fund was higher than or in range of its benchmark index, the Bloomberg Barclays Municipal Bond Index, for all periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance. The Board also took note of the Fund’s outperformance relative to the Universe over the longer time periods under review, and the Fund’s outperformance relative to the benchmark index.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or equal to the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Other information (unaudited)	Wells Fargo California Tax-Free Fund	41

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Fund and the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Fund.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

42	Wells Fargo California Tax-Free Fund	Appendix A (unaudited)

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Ameriprise

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Ameriprise Financial

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

•	Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)

•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load-waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

Automatic Exchange of Class C Shares Available at Ameriprise Financial

•	Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

Appendix A (unaudited)	Wells Fargo California Tax-Free Fund	43
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•

Employees and registered representatives of Merrill Lynch or its affiliates and their family members, as defined by Merrill Lynch, which may differ from the definition of family member in the Fund’s prospectus.

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Fund’s prospectus

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley

Effective on or about July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from and be more limited than those disclosed in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Morgan Stanley

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

44	Wells Fargo California Tax-Free Fund	Appendix A (unaudited)
•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge. This waiver is subject to the Fund’s policy regarding frequent purchases and redemption of Fund shares, as discussed under “Account Information—Frequent Purchases and Redemptions of Fund Shares” in the Fund’s prospectus.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

314240 08-18 A249/AR249 06-18

Annual Report

June 30, 2018

Wells Fargo Colorado Tax-Free Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Colorado Tax-Free Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Globally, economies strengthened, equity markets advanced, and foreign bonds outperformed fixed-income investments in the U.S.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Colorado Tax-Free Fund for the 12-month period that ended June 30, 2018. Globally, economies strengthened, equity markets advanced, and foreign bonds outperformed fixed-income investments in the U.S.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 14.37%, and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 7.28%. Emerging market stocks, as measured by the MSCI EM Index (Net),3 added 8.20%. In bond markets, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 0.40% while fixed-income investments outside the U.S. gained 2.78%, according to the Bloomberg Barclays Global Aggregate ex-USD Index.5 The Bloomberg Barclays Municipal Bond Index6 added 1.56%, and the ICE BofAML U.S. High Yield Index7 was up 2.53%.

Volatility increased during the third quarter of 2017, but favorable data curbed concerns.

During the third quarter of 2017, investor expectations advanced and fell amid shifting geopolitical tensions, particularly in Asia, and during multiple efforts to reform health care laws in the U.S. Corporate earnings and consumer confidence improved. Annualized U.S. gross domestic product growth for the quarter was 3.2%. Meanwhile, inflation continued to trail the U.S. Federal Reserve’s (Fed’s) targets.

Economic momentum increased in Europe; the European Central Bank (ECB) held its rates steady at low levels and continued its quantitative easing bond-buying program with the goal of sparking economic activity. As they had in the second quarter, emerging markets with currencies that strengthened relative to the U.S. dollar benefited. In addition, commodity price increases supported economic activity in countries that rely on natural resources for exports.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

[8]

The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Colorado Tax-Free Fund	3

The fourth quarter of 2017 was characterized by continued optimism in global markets.

U.S. stocks continued to rally during the fourth quarter of 2017, boosted by synchronized expansion in the global economy and favorable company earnings. In October 2017, the Fed began to sell the bonds acquired during a series of quantitative easing programs following the 2008 financial crisis. The Bank of England suggested it could hike interest rates in November, and the pound gained against other currencies. In addition, the Fed increased rates by another 25 basis points (bps; 100 bps equal 1.00%) in December. Stocks received a boost from growing optimism about tax reform legislation.

International markets, particularly emerging markets, continued to show strength, supported by several factors that led some observers to describe conditions as a Goldilocks economic scenario: synchronized global growth, low inflation, and healthy corporate earnings, all supported abroad by a weaker U.S. dollar.

Volatility reemerged during the first quarter of 2018 as economic signals were mixed.

The first quarter of 2018 began with stock market gains in January after the U.S. announced tax reform measures intended to lower rates for individuals and corporations. Then, investor optimism was supplanted by several concerns. Trade tensions emerged, particularly between the U.S. and China, as the U.S. threatened to impose tariffs on a broad range of imported products. Increasing interest rates and inflation also caused concern. During February 2018, the U.S. stock market endured a loss of more than 10% before recovering in March and April. The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

The Fed increased the federal funds rate by 25 bps in March and the rate of inflation reached the Fed’s 2% target for the first time in a year. The unemployment rate fell to 4.1% by March 2018 and wage growth data improved. The third revision of gross domestic product growth for the first quarter by the U.S. Bureau of Economic Analysis released during June was lowered to 2.0%.

Overseas, investment market returns reversed the strong returns of 2017—the MSCI ACWI ex USA Index (Net) gained 27.19% for the 12-month period—falling 0.43% through the end of the second quarter of 2018. Although central banks, including the ECB and the Bank of Japan, maintained low interest rates and quantitative easing measures that are generally supportive of businesses and equity markets, the U.S. dollar strengthened relative to local currencies, which served to restrain returns.

Global trade tensions escalated during the second quarter of 2018.

Global trade tensions escalated as the second quarter of 2018 opened and equity markets fell in response before resuming upward momentum later in April. The CPI8 for All Urban Consumers added 0.2% in May after a similar increase in April. On a year-over-year basis, the all-items index rose 2.8% for the 12 months that ended May 31, continuing its upward trend since the beginning of the year. The index for all items less food and energy rose 2.2% for the same 12-month period.

During June 2018, the Fed increased the federal funds rate by an additional 25 bps. Market expectations increased that the Fed might announce two more rate increases in 2018. The unemployment rate fell to an 18-year low of 3.8% in May and wage growth data improved. Internationally, central banks maintained their low interest rates and monetary policies that were accommodative of business activity.

During February 2018, the U.S. stock market endured a loss of more than 10% before recovering in March and April.

4	Wells Fargo Colorado Tax-Free Fund	Letter to shareholders (unaudited)

Interest rates generally increased and the bond markets tended to decline. Long-term interest rates in the U.S. trended higher—rates on the 10-year and 30-year Treasury bonds moved from 2.46% and 2.81%, respectively, at the beginning of the year on January 1, 2018, to 2.85% and 2.98%, respectively, on June 30, 2018, well off their highest levels during the first half of the year of 3.11% and 3.25%, respectively, on May 17, 2018.

Despite the positive economic and business trends globally, international stock values fell and U.S. stock gains moderated during most of the second quarter of 2018 due to escalating tensions as the U.S. imposed tariffs on foreign goods and countries outside of the U.S. imposed tariffs of their own on U.S. products in response.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to shareholders

At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

This page is intentionally left blank.

6	Wells Fargo Colorado Tax-Free Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax and Colorado individual income tax.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Terry J. Goode

Adrian Van Poppel

Average annual total returns (%) as of June 30, 20181

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (NWCOX)	7-31-1995	(2.72)	2.93	3.61	1.87	3.88	4.09	0.94	0.85
Class C (WCOTX)	3-31-2008	0.02	3.11	3.32	1.02	3.11	3.32	1.69	1.60
Administrator Class (NCOTX)	8-23-1993	–	–	–	2.12	4.14	4.35	0.88	0.60
Institutional Class (WCITX)	10-31-2016	–	–	–	2.11	4.17	4.37	0.61	0.52
Bloomberg Barclays Municipal Bond Index[4]	–	–	–	–	1.56	3.53	4.43	–	–
Bloomberg Barclays Colorado Municipal Bond Index[5]	–	–	–	–	1.89	4.32	5.05	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to Colorado municipal securities risk, and high-yield securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Colorado Tax-Free Fund	7

Growth of $10,000 investment as of June 30, 2018[6]

[1]

Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and is not adjusted to reflect Institutional Class expenses. If these expenses had been included, returns for Institutional Class shares would be higher.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through October 31, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[5]	The Bloomberg Barclays Colorado Municipal Bond Index is the Colorado component of the Bloomberg Barclays Municipal Bond Index. You cannot invest directly in an index.

[6]

The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays Municipal Bond Index and the Bloomberg Barclays Colorado Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[7]	Amounts are calculated based on the total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[8]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

8	Wells Fargo Colorado Tax-Free Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎

The Fund (Class A, excluding sales charges) outperformed its benchmark, the Bloomberg Barclays Municipal Bond Index, for the 12-month period that ended June 30, 2018. The Fund (Class A, excluding sales charges) underperformed the Bloomberg Barclays Colorado Municipal Bond Index during the same period.

∎

The primary drivers of performance were the Fund’s credit profile and security selection. Strong demand for lower-rated credits benefited the Fund’s overweight to A-rated and BBB-rated bonds. Security selection was also a contributor as several revenue bonds performed well relative to similar credits in the Bloomberg Barclays Colorado Municipal Bond Index. Additionally, the Fund’s shorter relative duration contributed to performance as yields moved higher during the period.

∎

The Fund’s maturity profile was a slight detractor as longer maturities outperformed shorter maturities as the curve flattened. The Fund is underweight the longest maturity bucket, which restrained relative performance.

Effective maturity distribution as of June 30, 2018[7]

A new Fed chairman and tax reform influenced investor sentiment during the period.

The U.S. Federal Reserve (Fed) raised the federal funds rate three times during the period with new Fed Chairman Jerome Powell continuing the tightening policy that was already in place. The Fed also began reducing its balance sheet in October 2017 as economic data improved. Although the U.S. employment rate trended lower, inflation remained below the Fed’s 2% target for most of the period.

Uncertainty around whether tax reform would take place and how it would influence the financial markets created some volatility during the first half of the period. Municipal issuance spiked in December 2017 as many issuers became concerned that tax reform might eliminate their ability to issue in the tax-exempt market. The final outcome did eliminate advanced refundings and the alternative minimum tax for corporations. Lowering the corporate tax rate from 35% to 21% triggered some selling pressure from banks and may reduce the appetite for tax-exempt bonds by banks and insurance companies going forward. At the same time, the relative attractiveness of municipals to individuals remains high, particularly for higher-tax states.

By the end of the period, the municipal yield curve had flattened as shorter rates moved up approximately 60 basis points (bps; 100 bps equal 1.00%) and longer rates moved up approximately 15 bps. Fed tightening along with expectations for further moves affected the front end of the curve, while muted inflation, tensions with North Korea and Russia, and protectionist trade policies limited the increase in longer-term rates.

Credit quality as of June 30, 2018[8]

Credit exposure, sector allocation, and security selection were the primary drivers of performance.

The effective maturity structure of the Fund is defensive, and we had a couple of bonds prerefunded over the period. As a result, the Fund’s relative duration drifted from neutral at the start of the period to approximately one year shorter than the Bloomberg Barclays Colorado Municipal Bond Index by the end of the period. This was a positive contributor to performance as rates moved higher over the year.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Colorado Tax-Free Fund	9

Colorado continues to experience strong economic growth with jobs and population growing at a faster pace than national averages. The state was an early adopter in the charter school space, and we continue to have an overweight to this sector, which was among our top performers. Growth in the state also has benefited metropolitan district bonds that are used to build infrastructure in new real estate developments. This was a top-performing sector, and the Fund benefited from having an overweight position.

We maintained our overweight to A-rated and lower credits over the period. This was a positive contributor to performance as spreads compressed in an environment where investors reached for income and positive economic data continued to support credit fundamentals. However, we are becoming cautious and placing more emphasis on security selection as strong demand has pushed credit spreads to historically tight levels.

Lower exposure to the longest maturities hurt performance as smaller increases in long rates combined with higher income allowed them to outperform shorter-maturing bonds during the period.

Conditions may support municipal valuations in the medium term.

Overall, technicals remain strong in the municipal market. We expect municipal valuations in the medium term to be bolstered by high state income tax rates, record levels of municipal debt maturities and calls, and limited availability of gross municipal bond supply. However, this strong backdrop for the municipal sector could be overshadowed by a rapid, unexpected rise in interest rates and negative fund flows. As the Fed continues to normalize monetary policy, we expect further increases in the federal funds rate but understand the pace could be influenced by any negative effects from trade policy and the resultant impacts on economic growth. Record levels of Treasury debt also will need to be issued to fund the federal budget and could affect the level of rates. We expect to keep duration short compared with the Bloomberg Barclays Colorado Municipal Bond Index benchmark, focus purchases on the steeper parts of the yield curve to potentially benefit from the roll-down, and maintain a credit overweight to A-rated and BBB-rated debt.

Please see footnotes on page 7.

10	Wells Fargo Colorado Tax-Free Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2018 to June 30, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2018	Ending account value 6-30-2018	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$999.75	$4.21	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.25	0.85%
Class C
Actual	$1,000.00	$995.15	$7.91	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.86	$8.00	1.60%
Administrator Class
Actual	$1,000.00	$1,000.98	$2.98	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Institutional Class
Actual	$1,000.00	$1,000.48	$2.58	0.52%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.22	$2.60	0.52%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—June 30, 2018	Wells Fargo Colorado Tax-Free Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 97.34%

Arizona: 1.39%

Education Revenue: 1.39%
Phoenix AZ IDA Rowan University Project	5.25%	6-1-2034	$1,000,000	$1,093,630

California: 2.90%

Tax Revenue: 2.90%
Inglewood CA Unified School District (AGM Insured)	5.25	10-15-2021	1,000,000	1,078,350
Norco CA RDA Project Area #1	6.00	3-1-2036	1,120,000	1,202,354

				2,280,704

Colorado: 88.35%

Airport Revenue: 2.81%
Denver CO City & County Department of Aviation Airport System Bonds Series 2012B	5.00	11-15-2030	2,000,000	2,214,300

Education Revenue: 23.32%
Colorado Board of Governors State University Enterprise System Revenue Bonds Series 2013C	5.25	3-1-2033	725,000	829,349
Colorado Board of Governors State University Enterprise System Revenue Prerefunded Bond Series 2018 E-1	5.00	3-1-2040	555,000	644,810
Colorado Board of Governors State University Enterprise System Revenue Prerefunded Bond Series E-1	5.00	3-1-2040	390,000	453,110
Colorado Board of Governors State University Enterprise System Revenue Unrefunded Bond Series 2018 E-1	5.00	3-1-2040	1,055,000	1,184,206
Colorado ECFA Alexander Dawson School LLC Project	5.00	2-15-2040	1,000,000	1,042,580
Colorado ECFA Charter School American Academy Project	7.25	12-1-2028	1,000,000	1,043,680
Colorado ECFA Charter School American Academy Project	7.38	12-1-2028	1,000,000	1,044,190
Colorado ECFA Charter School Aspen Ridge School Project Series 2015A 144A	4.13	7-1-2026	595,000	598,052
Colorado ECFA Charter School Banning Lewis Ranch Academy Project Series A	6.00	12-15-2037	500,000	485,475
Colorado ECFA Charter School Ben Franklin Academy Project	5.00	7-1-2036	750,000	831,525
Colorado ECFA Charter School Collegiate Project (Syncora Guarantee Incorporated Insured)	5.00	6-15-2019	230,000	230,492
Colorado ECFA Charter School Collegiate Project (Syncora Guarantee Incorporated Insured)	5.25	6-15-2024	1,140,000	1,141,824
Colorado ECFA Charter School District Montessori Charter School Project	5.00	7-15-2037	1,150,000	1,236,296
Colorado ECFA Charter School Pinnacle High School Project	5.13	12-1-2039	500,000	505,570
Colorado ECFA Charter School Refunding and Improvement Bonds Skyview Academy Project 2014 144A	4.13	7-1-2024	500,000	504,095
Colorado ECFA Charter School Refunding and Improvement Bonds University Laboratory School Project 2015	5.00	12-15-2028	600,000	647,538
Colorado ECFA Refunding Bonds The University Corporation for Atmosphere Research Project Series 2010	5.00	9-1-2032	1,265,000	1,350,122
Colorado ECFA Refunding Bonds The University Corporation for Atmosphere Research Project Series B	5.00	9-1-2030	1,770,000	1,926,238
Colorado ECFA Twin Peaks Charter Academy	6.75	11-15-2028	750,000	764,378
Colorado ECFA Union Colony School Project	5.00	4-1-2048	715,000	794,136
University of Colorado Enterprise System Series A	5.00	6-1-2026	1,000,000	1,089,450

				18,347,116

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Colorado Tax-Free Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

GO Revenue: 8.68%
Arapahoe County CO Copperleaf Metropolitan District #2	5.75%	12-1-2045	$500,000	$524,805
Aurora CO Cornerstar Metropolitan District Refunding Bond Series A	5.25	12-1-2047	1,000,000	1,035,310
Aurora CO Park 70 Metropolitan District	5.00	12-1-2046	1,000,000	1,053,260
Broomfield CO Great Western Park Metropolitan District #2	5.00	12-1-2046	825,000	829,909
Colorado International Center Metropolitan District #3 Refunding Bonds	4.63	12-1-2031	635,000	617,347
Colorado Parker Homestead Metropolitan District Refunding and Improvement Bonds	5.63	12-1-2044	1,000,000	1,056,880
Weld County CO Eaton Area Park & Recreation District Series 2015	5.50	12-1-2038	1,075,000	1,144,499
Wheatlands CO Metropolitan District #2 (Build America Mutual Assurance Company Insured)	5.00	12-1-2030	500,000	566,705

				6,828,715

Health Revenue: 10.55%
Aspen Valley Hospital District Refunding Bonds Series 2012	5.00	10-15-2033	600,000	633,768
Colorado Health Facilities Authority Catholic Health Initiatives Series D-1	6.25	10-1-2033	1,000,000	1,011,840
Colorado Health Facilities Authority Evangelical Lutheran Good Samaritan Society Series 2015A	5.00	6-1-2040	1,000,000	1,086,230
Colorado Health Facilities Authority Fraiser Meadows Retirement Community Project Series 2017A	5.25	5-15-2047	1,000,000	1,087,040
Colorado Health Facilities Authority Sisters of Charity Leavenworth Health System Series 2013A	5.50	1-1-2035	1,000,000	1,136,070
Colorado Health Facilities Authority Sunny Vista Living Center Series 2015A 144A	5.00	12-1-2025	670,000	687,943
Denver CO Health & Hospital Authority Refunding Bonds Series 2017A 144A	5.00	12-1-2034	500,000	551,665
University of Colorado Hospital Authority Series A	6.00	11-15-2029	2,000,000	2,109,780

				8,304,336

Miscellaneous Revenue: 26.72%
Aurora CO Certificate of Participation Refunding Bonds Series 2009A	5.00	12-1-2027	2,000,000	2,091,040
Aurora CO E-470 Public Highway Authority CAB Series A (National Insured) ¤	0.00	9-1-2034	4,000,000	2,187,360
Canon City CO Finance Authority Certificate of Participation Series 2008 (AGC Insured)	5.00	12-1-2032	150,000	152,160
Colorado ECFA National Jewish Federal Building Series B-4 (TD Bank NA LOC) ø	1.55	12-1-2035	1,200,000	1,200,000
Colorado ECFA Student Housing Campus Village Apartment Project	5.50	6-1-2033	1,735,000	1,740,101
Colorado HFA Waste Management Incorporated Project	5.70	7-1-2018	500,000	500,000
Colorado Regional Transportation District Certificate of Participation Series 2010A	5.38	6-1-2031	2,500,000	2,651,575
Colorado Regional Transportation District Certificate of Participation Series 2014A	5.00	6-1-2044	2,000,000	2,181,340
Denver CO School District #1 Certificate of Participation Series B	5.00	12-15-2035	1,000,000	1,128,350
Denver CO School District #1 Certificate of Participation Series B	5.00	12-15-2045	1,200,000	1,339,620
Fremont County CO Finance Corporation Certificate of Participation Series 2013	5.25	12-15-2038	1,265,000	1,381,038
Garfield County CO Public Library District Lease Purchase Financing Program	5.00	12-1-2026	715,000	748,262
Longmont CO Certificate of Participation Series 2014	5.00	12-1-2034	1,000,000	1,120,390
Platte Valley CO Fire Protection District	5.00	12-1-2036	325,000	343,753
Westminster CO Certificate of Participation Series 2015A	5.00	12-1-2035	2,000,000	2,261,140

				21,026,129

Tax Revenue: 8.49%
Colorado Park Creek Metropolitan District Refunding Bonds Series A	5.00	12-1-2045	500,000	555,120
Colorado Regional Transportation District Fastracks Project Revenue Bonds Series 2013A	5.00	11-1-2031	1,000,000	1,110,150
Commerce City CO Sales & Use Tax Bonds Series 2014 (AGM Insured)	5.00	8-1-2044	1,250,000	1,370,450
Denver CO City & County Excise Tax Series A (AGC Insured)	6.00	9-1-2021	2,000,000	2,101,980
Thornton CO Development Authority East 144th Avenue & I-25 Project Series B	5.00	12-1-2034	1,375,000	1,540,234

				6,677,934

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Colorado Tax-Free Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Transportation Revenue: 1.68%
Colorado High Performance Transportation Enterprise U.S. 36 & I-25 Managed Lanes	5.75%	1-1-2044	$1,200,000	$1,321,872

Utilities Revenue: 4.28%
Colorado Springs CO Utilities System Improvement Bonds Series 2013 B-2	5.00	11-15-2038	3,000,000	3,367,978

Water & Sewer Revenue: 1.82%
Douglas County CO Stonegate Village Metropolitan District (AGM Insured)	5.00	12-1-2045	525,000	571,919
East Cherry Creek Valley CO Water & Sanitation District	5.00	11-15-2032	750,000	855,908

				1,427,827

				69,516,207

Guam: 2.01%

Miscellaneous Revenue: 0.67%
Guam Government Limited Obligation Section 30 Series A	5.75	12-1-2034	500,000	528,325

Tax Revenue: 1.34%
Guam Government Business Privilege Tax Series A	5.00	1-1-2031	1,000,000	1,053,650

				1,581,975

Maryland: 0.59%

Education Revenue: 0.59%
Maryland Economic Development Corporation Salisbury University Project	5.00	6-1-2027	235,000	249,539
Maryland Economic Development Corporation Salisbury University Project	5.00	6-1-2030	200,000	211,246

				460,785

Pennsylvania: 2.10%

Education Revenue: 2.10%
East Hempfield Township PA IDA Student Services Incorporated Student Housing Project of Millersville University	5.00	7-1-2029	500,000	539,115
Pennsylvania HEFAR Indiana University Student Housing Project Series A	5.00	7-1-2032	1,000,000	1,112,990

				1,652,105

Total Municipal Obligations (Cost $72,779,752)				76,585,406

	Yield		Shares
Short-Term Investments: 1.82%

Investment Companies: 1.82%
Wells Fargo Municipal Cash Management Money Market Fund Institutional Class (l)(u)	1.43		1,429,900	1,431,472

Total Short-Term Investments (Cost $1,431,472)				1,431,472

Total investments in securities (Cost $74,211,224)	99.16%	78,016,878
Other assets and liabilities, net	0.84	663,026

Total net assets	100.00%	$78,679,904

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Colorado Tax-Free Fund	Portfolio of investments—June 30, 2018

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

¤	The security is issued in zero coupon form with no periodic interest payments.

ø

Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

AGC	Assured Guaranty Corporation

AGM	Assured Guaranty Municipal

CAB	Capital appreciation bond

ECFA	Educational & Cultural Facilities Authority

GO	General obligation

HEFAR	Higher education facilities authority revenue

HFA	Housing Finance Authority

IDA	Industrial Development Authority

LOC	Letter of credit

RDA	Redevelopment Authority

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Municipal Cash Management Fund Institutional Class	187,524	24,456,575	23,214,199	1,429,900	$(49)	$0	$5,601	$1,431,472	1.82%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—year ended June 30, 2018	Wells Fargo Colorado Tax-Free Fund	15

Assets
Investments in unaffiliated securities, at value (cost $72,779,752)	$76,585,406
Investments in affiliated securities, at value (cost $1,431,472)	1,431,472
Receivable for investments sold	30,000
Receivable for Fund shares sold	3,794
Receivable for interest	679,340
Prepaid expenses and other assets	123,765

Total assets	78,853,777

Liabilities
Payable for Fund shares redeemed	88,998
Dividends payable	40,938
Management fee payable	22,572
Administration fees payable	8,307
Distribution fee payable	4,604
Trustees’ fees and expenses payable	407
Accrued expenses and other liabilities	8,047

Total liabilities	173,873

Total net assets	$78,679,904

NET ASSETS CONSIST OF
Paid-in capital	$76,047,860
Undistributed net investment income	298,091
Accumulated net realized losses on investments	(1,471,701)
Net unrealized gains on investments	3,805,654

Total net assets	$78,679,904

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$31,576,496
Shares outstanding – Class A1	2,922,891
Net asset value per share – Class A	$10.80
Maximum offering price per share – Class A2	$11.31
Net assets – Class C	$7,256,581
Shares outstanding – Class C1	671,074
Net asset value per share – Class C	$10.81
Net assets – Administrator Class	$23,155,814
Shares outstanding – Administrator Class[1]	2,143,510
Net asset value per share – Administrator Class	$10.80
Net assets – Institutional Class	$16,691,013
Shares outstanding – Institutional Class[1]	1,544,808
Net asset value per share – Institutional Class	$10.80

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Colorado Tax-Free Fund	Statement of operations—year ended June 30, 2018

Investment income
Interest	$3,625,931
Income from affiliated securities	5,601

Total investment income	3,631,532

Expenses
Management fee	349,907
Administration fees
Class A	55,253
Class C	12,339
Administrator Class	32,593
Institutional Class	10,111
Shareholder servicing fees
Class A	86,332
Class C	19,280
Administrator Class	81,270
Distribution fee
Class C	57,838
Custody and accounting fees	5,174
Professional fees	3,315
Registration fees	950
Shareholder report expenses	875
Trustees’ fees and expenses	17,768
Other fees and expenses	3,469

Total expenses	736,474
Less: Fee waivers and/or expense reimbursements	(60,241)

Net expenses	676,233

Net investment income	2,955,299

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	307,761
Affiliated securities	(49)

Net realized gains on investments	307,712
Net change in unrealized gains (losses) on investments	(1,478,116)

Net realized and unrealized gains (losses) on investments	(1,170,404)

Net increase in net assets resulting from operations	$1,784,895

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Colorado Tax-Free Fund	17

	Year ended June 30, 2018		Year ended June 30, 2017

Operations
Net investment income		$2,955,299		$3,534,695
Net realized gains (losses) on investments		307,712		(855,113)
Net change in unrealized gains (losses) on investments		(1,478,116)		(4,966,062)

Net increase (decrease) in net assets resulting from operations		1,784,895		(2,286,480)

Distributions to shareholders from
Net investment income
Class A		(1,145,737)		(1,222,006)
Class C		(198,059)		(208,016)
Administrator Class		(1,147,069)		(1,900,560)
Institutional Class		(464,385)		(204,143)[1]

Total distributions to shareholders		(2,955,250)		(3,534,725)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	259,505	2,843,499	569,078	6,388,686
Class C	163,083	1,787,412	263,165	2,933,638
Administrator Class	436,750	4,746,505	1,323,047	14,665,474
Institutional Class	718,077	7,818,931	1,292,996 [1]	13,980,348 [1]

		17,196,347		37,968,146

Reinvestment of distributions
Class A	100,750	1,098,578	108,060	1,189,561
Class C	17,512	191,074	18,051	198,712
Administrator Class	43,543	474,529	57,750	637,800
Institutional Class	40,812	444,651	18,777 [1]	204,143 [1]

		2,208,832		2,230,216

Payment for shares redeemed
Class A	(693,757)	(7,553,261)	(1,016,415)	(11,113,080)
Class C	(249,763)	(2,729,066)	(279,827)	(3,064,373)
Administrator Class	(2,442,905)	(26,754,627)	(2,952,684)	(32,143,214)
Institutional Class	(226,448)	(2,472,137)	(299,406)[1]	(3,231,434)[1]

		(39,509,091)		(49,552,101)

Net decrease in net assets resulting from capital share transactions		(20,103,912)		(9,353,739)

Total decrease in net assets		(21,274,267)		(15,174,944)

Net assets
Beginning of period		99,954,171		115,129,115

End of period		$78,679,904		$99,954,171

Undistributed net investment income		$298,091		$298,042

[1]	For the period from October 31, 2016 (commencement of class operations) to June 30, 2017

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Colorado Tax-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.96	$11.50	$10.92	$10.85	$10.46
Net investment income	0.36 [1]	0.34	0.34 [1]	0.34 [1]	0.35 [1]
Net realized and unrealized gains (losses) on investments	(0.16)	(0.54)	0.58	0.07	0.39

Total from investment operations	0.20	(0.20)	0.92	0.41	0.74
Distributions to shareholders from
Net investment income	(0.36)	(0.34)	(0.34)	(0.34)	(0.35)
Net asset value, end of period	$10.80	$10.96	$11.50	$10.92	$10.85
Total return[2]	1.87%	(1.73)%	8.53%	3.82%	7.26%
Ratios to average net assets (annualized)
Gross expenses	0.85%	0.94%	0.93%	0.93%	0.94%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income	3.32%	3.05%	3.02%	3.12%	3.35%
Supplemental data
Portfolio turnover rate	10%	25%	13%	23%	33%
Net assets, end of period (000s omitted)	$31,576	$35,706	$41,341	$33,722	$35,088

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Colorado Tax-Free Fund	19

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.98	$11.51	$10.93	$10.86	$10.47
Net investment income	0.28	0.26	0.25	0.26	0.28
Net realized and unrealized gains (losses) on investments	(0.17)	(0.53)	0.58	0.07	0.38

Total from investment operations	0.11	(0.27)	0.83	0.33	0.66
Distributions to shareholders from
Net investment income	(0.28)	(0.26)	(0.25)	(0.26)	(0.27)
Net asset value, end of period	$10.81	$10.98	$11.51	$10.93	$10.86
Total return[1]	1.02%	(2.37)%	7.71%	3.05%	6.46%
Ratios to average net assets (annualized)
Gross expenses	1.60%	1.69%	1.68%	1.68%	1.69%
Net expenses	1.60%	1.60%	1.60%	1.60%	1.60%
Net investment income	2.57%	2.31%	2.26%	2.35%	2.60%
Supplemental data
Portfolio turnover rate	10%	25%	13%	23%	33%
Net assets, end of period (000s omitted)	$7,257	$8,125	$8,503	$4,173	$3,689

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Colorado Tax-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.96	$11.50	$10.92	$10.85	$10.46
Net investment income	0.38 [1]	0.37 [1]	0.36	0.37	0.38
Net realized and unrealized gains (losses) on investments	(0.15)	(0.54)	0.58	0.07	0.39

Total from investment operations	0.23	(0.17)	0.94	0.44	0.77
Distributions to shareholders from
Net investment income	(0.39)	(0.37)	(0.36)	(0.37)	(0.38)
Net asset value, end of period	$10.80	$10.96	$11.50	$10.92	$10.85
Total return	2.12%	(1.49)%	8.80%	4.08%	7.53%
Ratios to average net assets (annualized)
Gross expenses	0.78%	0.88%	0.87%	0.87%	0.88%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	3.52%	3.29%	3.27%	3.36%	3.60%
Supplemental data
Portfolio turnover rate	10%	25%	13%	23%	33%
Net assets, end of period (000s omitted)	$23,156	$45,022	$65,285	$52,294	$44,272

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Colorado Tax-Free Fund	21

(For a share outstanding throughout each period)

	Year ended June 30, 2018	Year ended June 30, 2017[1]
INSTITUTIONAL CLASS
Net asset value, beginning of period	$10.97	$11.19
Net investment income	0.40	0.25
Net realized and unrealized gains (losses) on investments	(0.17)	(0.22)

Total from investment operations	0.23	0.03
Distributions to shareholders from
Net investment income	(0.40)	(0.25)
Net asset value, end of period	$10.80	$10.97
Total return[2]	2.11%	0.33%
Ratios to average net assets (annualized)
Gross expenses	0.52%	0.55%
Net expenses	0.52%	0.51%
Net investment income	3.67%	3.49%
Supplemental data
Portfolio turnover rate	10%	25%
Net assets, end of period (000s omitted)	$16,691	$11,102

[1]	For the period from October 31, 2016 (commencement of class operations) to June 30, 2017

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Colorado Tax-Free Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Colorado Tax-Free Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Notes to financial statements	Wells Fargo Colorado Tax-Free Fund	23

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2018, the aggregate cost of all investments for federal income tax purposes was $74,211,019 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$3,854,540
Gross unrealized losses	(48,681)
Net unrealized gains	$3,805,859

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to expiration of capital loss carryforwards. At June 30, 2018, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net realized losses on investments
$(548,787)	$548,787

Capital loss carryforwards that do not expire are required to be utilized prior to capital loss carryforwards that expire. As of June 30, 2018, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

No expiration
2019	Short-term
$(57,793)	$(1,414,113)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the

24	Wells Fargo Colorado Tax-Free Fund	Notes to financial statements

lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Municipal obligations	$0	$76,585,406	$0	$76,585,406

Short-term investments
Investment companies	1,431,472	0	0	1,431,472
Total assets	$1,431,472	$76,585,406	$0	$78,016,878

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At June 30, 2018, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.40% and declining to 0.28% as the average daily net assets of the Fund increase. For the year ended June 30, 2018, the management fee was equivalent to an annual rate of 0.40% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08

Notes to financial statements	Wells Fargo Colorado Tax-Free Fund	25

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through October 31, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.85% for Class A shares, 1.60% for Class C shares, 0.60% for Administrator Class shares, and 0.52% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2018, Funds Distributor received $1,636 from the sale of Class A shares and $63 in contingent deferred sales charges from redemptions Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended June 30, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell investment securities to other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $8,060,000 and $11,360,000 in interfund purchases and sales, respectively, during the year ended June 30, 2018.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2018 were $8,867,844 and $27,204,202, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

For the year ended June 30, 2018, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $2,955,250 and $3,534,725 of exempt-interest income for the years ended June 30, 2018 and June 30, 2017, respectively.

As of June 30, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Unrealized gains	Capital loss carryforward
$339,030	$3,805,859	$(1,471,906)

26	Wells Fargo Colorado Tax-Free Fund	Notes to financial statements

8. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state or territories of the U.S. Therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt fund.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In March 2017, FASB issued Accounting Standards Update (“ASU”) No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium. The amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. Management is currently evaluating the potential impact of this new guidance to the financial statements.

Report of independent registered public accounting firm	Wells Fargo Colorado Tax-Free Fund	27

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Colorado Tax-Free Fund (the Fund), one of the funds constituting the Wells Fargo Funds Trust, including the portfolio of investments, as of June 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2018, by correspondence with the transfer agent, custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

August 24, 2018

28	Wells Fargo Colorado Tax-Free Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2018.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Colorado Tax-Free Fund	29

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 154 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and the Glimmerglass Festival. She is also an inactive Chartered Financial Analyst.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

30	Wells Fargo Colorado Tax-Free Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Goverance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue shield of Minnesota of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director 003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo Colorado Tax-Free Fund	31

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Alexander Kymn[3] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 77 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 77 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

32	Wells Fargo Colorado Tax-Free Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Colorado Tax-Free Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Colorado Tax-Free Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Other information (unaudited)	Wells Fargo Colorado Tax-Free Fund	33

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was higher than or in range of its benchmark index, the Bloomberg Barclays Municipal Bond Index, for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than, equal to or in range of the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Fund and the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other

34	Wells Fargo Colorado Tax-Free Fund	Other information (unaudited)

things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Fund.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Appendix A (unaudited)	Wells Fargo Colorado Tax-Free Fund	35

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Ameriprise

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Ameriprise Financial

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

•	Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)

•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load-waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

Automatic Exchange of Class C Shares Available at Ameriprise Financial

•	Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

36	Wells Fargo Colorado Tax-Free Fund	Appendix A (unaudited)
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•

Employees and registered representatives of Merrill Lynch or its affiliates and their family members, as defined by Merrill Lynch, which may differ from the definition of family member in the Fund’s prospectus.

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Fund’s prospectus

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley

Effective on or about July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from and be more limited than those disclosed in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Morgan Stanley

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

Appendix A (unaudited)	Wells Fargo Colorado Tax-Free Fund	37
•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge. This waiver is subject to the Fund’s policy regarding frequent purchases and redemption of Fund shares, as discussed under “Account Information—Frequent Purchases and Redemptions of Fund Shares” in the Fund’s prospectus.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

314241 08-18 A250/AR250 06-18

Annual Report

June 30, 2018

Wells Fargo High Yield Municipal Bond Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo High Yield Municipal Bond Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Globally, economies strengthened, equity markets advanced, and foreign bonds outperformed fixed-income investments in the U.S.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo High Yield Municipal Bond Fund for the 12-month period that ended June 30, 2018. Globally, economies strengthened, equity markets advanced, and foreign bonds outperformed fixed-income investments in the U.S.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 14.37%, and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 7.28%. Emerging market stocks, as measured by the MSCI EM Index (Net),3 added 8.20%. In bond markets, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 0.40% while fixed-income investments outside the U.S. gained 2.78%, according to the Bloomberg Barclays Global Aggregate ex-USD Index.5 The Bloomberg Barclays Municipal Bond Index6 added 1.56%, and the ICE BofAML U.S. High Yield Index7 was up 2.53%.

Volatility increased during the third quarter of 2017, but favorable data curbed concerns.

During the third quarter of 2017, investor expectations advanced and fell amid shifting geopolitical tensions, particularly in Asia, and during multiple efforts to reform health care laws in the U.S. Corporate earnings and consumer confidence improved. Annualized U.S. gross domestic product growth for the quarter was 3.2%. Meanwhile, inflation continued to trail the U.S. Federal Reserve’s (Fed’s) targets.

Economic momentum increased in Europe; the European Central Bank (ECB) held its rates steady at low levels and continued its quantitative easing bond-buying program with the goal of sparking economic activity. As they had in the second quarter, emerging markets with currencies that strengthened relative to the U.S. dollar benefited. In addition, commodity price increases supported economic activity in countries that rely on natural resources for exports.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

[8]

The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo High Yield Municipal Bond Fund	3

The fourth quarter of 2017 was characterized by continued optimism in global markets.

U.S. stocks continued to rally during the fourth quarter of 2017, boosted by synchronized expansion in the global economy and favorable company earnings. In October 2017, the Fed began to sell the bonds acquired during a series of quantitative easing programs following the 2008 financial crisis. The Bank of England suggested it could hike interest rates in November, and the pound gained against other currencies. In addition, the Fed increased rates by another 25 basis points (bps; 100 bps equal 1.00%) in December. Stocks received a boost from growing optimism about tax reform legislation.

International markets, particularly emerging markets, continued to show strength, supported by several factors that led some observers to describe conditions as a Goldilocks economic scenario: synchronized global growth, low inflation, and healthy corporate earnings, all supported abroad by a weaker U.S. dollar.

Volatility reemerged during the first quarter of 2018 as economic signals were mixed.

The first quarter of 2018 began with stock market gains in January after the U.S. announced tax reform measures intended to lower rates for individuals and corporations. Then, investor optimism was supplanted by several concerns. Trade tensions emerged, particularly between the U.S. and China, as the U.S. threatened to impose tariffs on a broad range of imported products. Increasing interest rates and inflation also caused concern. During February 2018, the U.S. stock market endured a loss of more than 10% before recovering in March and April. The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

The Fed increased the federal funds rate by 25 bps in March and the rate of inflation reached the Fed’s 2% target for the first time in a year. The unemployment rate fell to 4.1% by March 2018 and wage growth data improved. The third revision of gross domestic product growth for the first quarter by the U.S. Bureau of Economic Analysis released during June was lowered to 2.0%.

Overseas, investment market returns reversed the strong returns of 2017—the MSCI ACWI ex USA Index (Net) gained 27.19% for the 12-month period—falling 0.43% through the end of the second quarter of 2018. Although central banks, including the ECB and the Bank of Japan, maintained low interest rates and quantitative easing measures that are generally supportive of businesses and equity markets, the U.S. dollar strengthened relative to local currencies, which served to restrain returns.

Global trade tensions escalated during the second quarter of 2018.

Global trade tensions escalated as the second quarter of 2018 opened and equity markets fell in response before resuming upward momentum later in April. The CPI8 for All Urban Consumers added 0.2% in May after a similar increase in April. On a year-over-year basis, the all-items index rose 2.8% for the 12 months that ended May 31, continuing its upward trend since the beginning of the year. The index for all items less food and energy rose 2.2% for the same 12-month period.

During June 2018, the Fed increased the federal funds rate by an additional 25 bps. Market expectations increased that the Fed might announce two more rate increases in 2018. The unemployment rate fell to an 18-year low of 3.8% in May and wage growth data improved. Internationally, central banks maintained their low interest rates and monetary policies that were accommodative of business activity.

During February 2018, the U.S. stock market endured a loss of more than 10% before recovering in March and April.

4	Wells Fargo High Yield Municipal Bond Fund	Letter to shareholders (unaudited)

Interest rates generally increased and the bond markets tended to decline. Long-term interest rates in the U.S. trended higher—rates on the 10-year and 30-year Treasury bonds moved from 2.46% and 2.81%, respectively, at the beginning of the year on January 1, 2018, to 2.85% and 2.98%, respectively, on June 30, 2018, well off their highest levels during the first half of the year of 3.11% and 3.25%, respectively, on May 17, 2018.

Despite the positive economic and business trends globally, international stock values fell and U.S. stock gains moderated during most of the second quarter of 2018 due to escalating tensions as the U.S. imposed tariffs on foreign goods and countries outside of the U.S. imposed tariffs of their own on U.S. products in response.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to shareholders

At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo High Yield Municipal Bond Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax, and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Dennis Derby

Lyle J. Fitterer, CFA®, CPA

Terry J. Goode

Average annual total returns (%) as of June 30, 2018

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	Since inception	1 year	5 year	Since inception	Gross	Net[2]
Class A (WHYMX)	1-31-2013	1.32	5.38	4.26	6.11	6.36	5.14	1.06	0.85
Class C (WHYCX)	1-31-2013	4.32	5.56	4.36	5.32	5.56	4.36	1.81	1.60
Administrator Class (WHYDX)	1-31-2013	–	–	–	6.21	6.46	5.25	1.00	0.75
Institutional Class (WHYIX)	1-31-2013	–	–	–	6.37	6.62	5.41	0.73	0.60
Bloomberg Barclays Municipal Bond Index[3]	–	–	–	–	1.56	3.53	2.66	–	–
Bloomberg Barclays High Yield Municipal Bond Index[4]	–	–	–	–	7.14	5.57	4.49	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance includinga contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo High Yield Municipal Bond Fund	7

Growth of $10,000 investment as of June 30, 2018[5]

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]

The manager has contractually committed through October 31, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[4]

The Bloomberg Barclays High Yield Municipal Bond Index measures the non-investment-grade and nonrated U.S. dollar–denominated, fixed-rate, tax-exempt bond market within the 50 United States and four other qualifying regions (Washington, D.C.; Puerto Rico; Guam; and the Virgin Islands). The index allows state and local general obligation, revenue, insured, and prefunded bonds; however, historically the index has been composed of mostly revenue bonds. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays Municipal Bond Index and the Bloomberg Barclays High Yield Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[6]	Amounts are calculated based on the total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[7]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

8	Wells Fargo High Yield Municipal Bond Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎

The Fund outperformed the Bloomberg Barclays Municipal Bond Index during the 12-month period that ended June 30, 2018. The Fund underperformed its secondary benchmark, the Bloomberg Barclays High Yield Municipal Bond Index, for the same period.

∎

The Fund’s overweight to lower-quality credits as compared with both indexes was a positive contributor. Lower-rated and high-yield bonds all performed very well as a growing economy was positive for revenue growth and demand for income remained strong. Demand for high-yield paper was a significant driver, as many high-yield issues were refunded over the course of the year, creating strong demand for higher-yielding paper at lower spreads.

∎

The Fund’s shorter and conservatively managed effective duration relative to the Bloomberg Barclays High Yield Municipal Bond Index caused the Fund to underperform the index. Sector and credit selection somewhat offset this underperformance.

∎

Issue selection within the state and local general obligation (GO), resource recovery, education, and special-tax sectors, along with bonds issued by budget-challenged states, such as Illinois and New Jersey, contributed to results. City of Chicago GO bonds and Chicago sales tax bonds were significant contributors to performance. The Fund purchased municipal bonds issued by the city of Hartford, Connecticut at distressed levels, which was accretive to performance. Overweights to special-tax districts as well as to utilities also contributed to performance. An underweight to a rallying tobacco sector detracted from overall results.

Effective maturity distribution as of June 30, 2018[6]

Tightening monetary policy was offset by more aggressive fiscal policy, but geopolitical tensions rose.

Year-over-year U.S. gross domestic product growth trended higher during the period, but so did consumer and producer prices—that is, inflation. At the same time, the U.S. unemployment rate declined from 4.3% to 3.8%. This provided the backdrop for three Federal Reserve (Fed) hikes, taking the federal funds rate from 1.25% to 2.00%, and the market is anticipating another two increases before the end of 2018. Offsetting these tighter monetary movements was fiscal stimulus in the form of a large cut in the corporate tax rate, a smaller reduction in individual tax rates, and an incentive for corporations to repatriate funds held in overseas accounts.

The North Korea conflict, trade wars, immigration policies, and progression of Brexit talks, combined with other tensions in the European Union, all contributed to increased geopolitical risks during the period. These occasionally led to periods of market volatility, but any pullbacks in equity prices or rallies in bond prices quickly reversed as the market focused on the improving economic outlook. However, in the latter months of the period, European and Asian equity prices declined, investment-grade credit spreads widened, and volatility increased. At the same time, longer-term U.S. Treasury yields trended lower.

Tax reform influenced investor sentiment.

Uncertainty over tax reform and its impact on issuance in the municipal market led to record bond issuance in December 2017, which contributed to calendar-year 2017 being the second highest on record. Other notable impacts from tax reform in the municipal market include elimination of advanced refundings, elimination of the alternative minimum tax for corporations, and a material reduction in the corporate income tax rate, which directly affects demand for tax-exempt bonds.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo High Yield Municipal Bond Fund	9

Credit quality as of June 30, 2018[7]

Security selection and sector allocation, combined with an overweight to credit, drove performance.

While we remained overweight lower-quality bonds relative to both benchmarks, we were becoming more cautious during the period as high-yield paper continued to rally. High-yield municipal credit spreads continued to decline as demand remained robust. Many previous high-yield issues, most notably in the tobacco sector and Chicago GOs, were refunded over the period and created additional demand for high-yield paper as funds were seeing large high-yield positions being refunded. The Fund has been increasing its exposure to lower-quality bonds, as these have performed well during the period and the Fund’s above-primary-benchmark exposure was the largest contributor to outperformance. Compared with our secondary benchmark, the Fund had less non-rated and BB-rated exposure, which was a detractor from performance.

Illinois and New Jersey bonds were the two best-performing states in the Bloomberg Barclays Municipal Bond Index. The Fund was overweight both and, through good security selection, also outperformed the index. Illinois bonds benefited as the state finally passed a budget and revenues increased as the state income tax was increased and the economic backdrop within the city of Chicago remained robust. The city of Chicago GOs and Chicago sales tax bonds were among the Fund’s best performers. The Chicago sales tax bonds refunded a sizable piece of the city’s debt. Optimism surrounding the election of a new governor and demand for state-specific bonds in high-tax states helped New Jersey bonds perform well. The Fund has been selectively reducing exposure to both states as pension issues remain and valuations look less attractive. The territory of the Virgin Islands bonds performed the best within the index, rebounding from poor performance in the prior period. We used this as an opportunity to exit a portion of our position as we became more concerned about the long-term ability of the territory to meet its pension obligations. We have been actively trading newer issues through the Fund, as we have seen price strengthening in the secondary market, and this has been accretive to performance. Our holdings within Texas, Mississippi, and Arizona have increased. These states have no state income tax, so valuations are not being skewed by the new tax code. Exposure to issues subject to the alternative minimum tax was also a contributor to performance relative to the Bloomberg Barclays Municipal Bond Index while being in line with the Bloomberg Barclays Municipal High Yield Bond Index.

Fortunately, the Fund had very few poorer-performing securities. We saw some weakness on a land-secured deal that we had exited. We also had a few smaller holdings within the charter school sector that saw price declines due to the timing of initial purchase. Health care bonds performed well during the period, led by longer-duration and lower-quality bonds. We had an overweight to the sector relative to the Bloomberg Barclays Municipal Bond Index, which caused performance to surpass the primary benchmark. The transportation sector also performed well for the Fund, despite an underexposure relative to the primary benchmark and an overweight relative to the secondary benchmark.

As the expansion period nears a record, a slow transition away from risk may be warranted.

The current period of economic expansion started in June 2009 and is the second longest post the Great Depression. Risk assets (lower-quality bonds and equities) have performed very well, especially in the municipal high-yield market. However, volatility has recently increased—many Asian, European, and emerging market equity prices have declined year to date, and corporate credit spreads have been widening. We still believe the current U.S. expansion has potential to expand further, primarily driven by the recent tax cuts. The Fed is still on track to raise rates and the European Central Bank will start reducing quantitative easing later this year, which both point to higher short-term rates. However, the markets are already pricing in these expectations and any hint of change could cause interest rates to decline. Overall, technicals remain strong in the municipal market and have been extremely robust in the high-yield municipal market. We expect municipal valuations in the medium term to be bolstered by high state income tax rates, record levels of municipal debt maturities and calls, and limited availability of gross municipal bond supply, especially in the high-yield market. Over the next 6 to 12 months, we expect to maintain duration shorter than the Bloomberg Barclays Municipal High Yield Index; however, we plan to remain duration neutral to slightly longer than the Bloomberg Barclays Municipal Bond Index. We plan on maintaining less nonrated and sub-BB exposure than the secondary index, as well.

Please see footnotes on page 7.

10	Wells Fargo High Yield Municipal Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2018 to June 30, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2018	Ending account value 6-30-2018	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,020.14	$4.26	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26	0.85%
Class C
Actual	$1,000.00	$1,016.36	$8.00	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.86	$8.00	1.60%
Administrator Class
Actual	$1,000.00	$1,019.68	$3.76	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76	0.75%
Institutional Class
Actual	$1,000.00	$1,021.39	$3.01	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—June 30, 2018	Wells Fargo High Yield Municipal Bond Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 98.52%

Alabama: 0.51%

Water & Sewer Revenue: 0.51%
Jefferson County AL Warrants CAB Senior Lien Series B (AGM Insured) ¤	0.00%	10-1-2027	$920,000	$638,002

Arizona: 3.52%

Education Revenue: 1.52%
Florence AZ IDA Legacy Traditional School Project Queen Creek & Casa Grande Campuses	5.00	7-1-2023	250,000	262,023
Phoenix AZ IDA Great Hearts Academies Project	5.20	7-1-2022	110,000	116,205
Phoenix AZ IDA Legacy Traditional Schools Project Series A 144A	6.50	7-1-2034	500,000	554,520
Pima County AZ IDA New Plan Learning Project Series A	8.13	7-1-2041	495,000	499,089
Pima County AZ IDA Refunding Bond Desert Heights Charter School Facility	6.00	5-1-2024	460,000	488,456

				1,920,293

Health Revenue: 2.00%
Maricopa County AZ IDA Senior Living Facility Series 2016 144A	6.00	1-1-2048	1,000,000	1,022,680
Tempe AZ IDA Mirabella at ASU Incorporated Project Series A 144A	6.13	10-1-2052	1,400,000	1,493,954

				2,516,634

				4,436,927

California: 5.31%

Education Revenue: 1.06%
California Municipal Finance Authority Charter School Albert Einstein Academies Project Series A	7.13	8-1-2043	250,000	273,668
California School Finance Authority View Park Elementary & Middle Schools Series A	5.88	10-1-2044	1,000,000	1,063,420

				1,337,088

Health Revenue: 0.85%
California Statewide CDA Loma Linda University Medical Center Refunding Bond Series A	5.25	12-1-2044	1,000,000	1,076,480

Industrial Development Revenue: 0.86%
California PCFA Solid Waste Disposal AMT Green Bond Calplant I Project 144A	8.00	7-1-2039	1,000,000	1,083,950

Miscellaneous Revenue: 1.73%
Anaheim CA PFA Convention Center Expansion Project Series A	5.00	5-1-2046	500,000	558,180
Compton CA PFA Refunding Bond 144A	4.50	9-1-2032	1,585,000	1,628,698

				2,186,878

Tax Revenue: 0.81%
Compton CA Community College RDA Project 2nd Lien Series A	4.75	8-1-2019	225,000	229,428
Compton CA Community College RDA Project 2nd Lien Series A	5.00	8-1-2020	100,000	104,182
San Francisco City & County CA RDA CAB Mission Bay South Redevelopment Project Subordinate Bond Series D ¤144A	0.00	8-1-2026	1,000,000	684,610

				1,018,220

				6,702,616

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo High Yield Municipal Bond Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Colorado: 9.18%

GO Revenue: 7.09%
Arapahoe County CO Copperleaf Metropolitan District #2	5.75%	12-1-2045	$500,000	$524,805
Aurora CO Cornerstar Metropolitan District Refunding Bond Series A	5.25	12-1-2047	1,000,000	1,035,310
Brighton CO Crossing Metropolitan District #4 Series A	5.00	12-1-2047	1,220,000	1,247,999
Colorado Big Dry Creek Metropolitan District Refunding & Improvement Bonds Limited Tax Series A	5.75	12-1-2047	1,000,000	1,008,940
Colorado Copperleaf Metropolitan District #3 Series A	5.13	12-1-2047	1,200,000	1,184,676
Colorado Whispering Pines Metropolitan District #1 Series A	5.00	12-1-2047	1,000,000	1,006,730
Eaton CO Area Park & Recreation District	5.00	12-1-2023	810,000	871,584
Eaton CO Area Park & Recreation District	5.50	12-1-2030	475,000	510,891
Southlands CO Metropolitan District #1 Series A1	3.50	12-1-2027	500,000	494,060
Southlands CO Metropolitan District #1 Series A1	5.00	12-1-2047	1,000,000	1,065,630

				8,950,625

Tax Revenue: 1.65%
Colorado Centerra Metropolitan District #1 Special Revenue Refunding & Improvement Bonds 144A	5.00	12-1-2029	1,000,000	1,072,840
Pueblo CO Urban Renewal Authority Regional Tourism Act Project	5.00	6-1-2036	1,000,000	1,007,590

				2,080,430

Transportation Revenue: 0.44%
Colorado High Performance Transportation Enterprise U.S. 36 & I-25 Managed Lanes	5.75	1-1-2044	500,000	550,780

				11,581,835

Connecticut: 0.49%

GO Revenue: 0.49%
Hartford CT Series A	4.00	4-1-2032	325,000	329,615
Hartford CT Series A	5.00	4-1-2024	105,000	115,143
Hartford CT Series B	5.00	4-1-2033	50,000	53,363
Hartford CT Unrefunded Bond Series A	5.00	4-1-2029	45,000	47,672
Hartford CT Unrefunded Bond Series A	5.00	4-1-2030	70,000	74,080

				619,873

Delaware: 0.79%

Education Revenue: 0.79%
Delaware EDA Odyssey Charter School Incorporated Project Series A 144A	7.00	9-1-2045	1,000,000	999,870

District of Columbia: 0.36%

Tobacco Revenue: 0.36%
District of Columbia Tobacco Settlement Financing Corporation	6.75	5-15-2040	435,000	451,169

Florida: 2.21%

Education Revenue: 1.44%
Florida Development Finance Corporation Educational Facilities Renaissance Charter School Project Series A	8.50	6-15-2044	250,000	286,293
Florida Higher Educational Facilities Financing Authority Jacksonville University 144A	4.50	6-1-2033	500,000	512,860
Miami-Dade County FL IDA Youth Co-Op Charter Schools Project Series A 144A	6.00	9-15-2045	1,000,000	1,015,650

				1,814,803

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo High Yield Municipal Bond Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Health Revenue: 0.19%
Holmes County FL Hospital Corporation Doctors Memorial Hospital Project	6.00%	11-1-2038	$250,000	$238,690

Miscellaneous Revenue: 0.58%
Trout Creek Florida Community Development District	4.88	5-1-2025	735,000	737,786

				2,791,279

Georgia: 2.01%

Health Revenue: 0.78%
Atlanta GA Development Authority Senior Health Georgia Proton Treatment Center Series A-1	7.00	1-1-2040	1,000,000	981,500

Housing Revenue: 0.69%
Cobb County GA Development Authority Student Housing Refunding Bond Kennesaw State University Foundation Project Series C	5.00	7-15-2028	800,000	870,648

Transportation Revenue: 0.54%
Georgia Road & Tollway Authority CCAB I-75 South Expressway Lanes Project Series B ¤144A	0.00	6-1-2049	1,000,000	678,450

				2,530,598

Guam: 0.23%

Airport Revenue: 0.23%
Guam International Airport Authority Series C	6.38	10-1-2043	260,000	294,598

Idaho: 0.47%

Education Revenue: 0.47%
Idaho Housing & Finance Association Idaho Arts Charter School Incorporated Project Series A	6.50	12-1-2038	335,000	342,038
Idaho Housing & Finance Association Legacy Public Charter School Incorporated Project Series A	6.25	5-1-2043	250,000	254,443

				596,481

Illinois: 17.13%

Airport Revenue: 1.00%
Chicago IL Midway Airport Refunding Bond Second Lien Series A	5.00	1-1-2031	1,000,000	1,092,140
Chicago IL O’Hare International Airport Revenue Bond Series B	6.00	1-1-2041	150,000	165,030

				1,257,170

Education Revenue: 1.21%
Illinois Finance Authority Charter School Aid Intrinsic Schools Belmont School Project Series A 144A	5.25	12-1-2025	800,000	819,176
Illinois Finance Authority Charter Schools Refunding & Improvement Bonds Series A	6.88	10-1-2031	670,000	709,798

				1,528,974

GO Revenue: 7.93%
Chicago IL Board of Education CAB School Reform Series A (National Insured) ¤	0.00	12-1-2025	500,000	363,990
Chicago IL Neighborhoods Alive 21 Program Series B	5.50	1-1-2032	700,000	752,493

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo High Yield Municipal Bond Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

GO Revenue (continued)
Chicago IL Series A	5.00%	1-1-2033	$310,000	$316,166
Chicago IL Series A	6.00	1-1-2038	1,500,000	1,688,940
Cook County IL School District #144 Prairie Hills CAB Refunding Bond Series C (AGM Insured) ¤	0.00	12-1-2025	730,000	556,720
Cook County IL School District #148 Dolton Series E (AGM Insured)	4.75	12-1-2025	450,000	455,477
Illinois Series A (AGM Insured)	5.00	4-1-2024	500,000	545,050
Illinois State	5.00	3-1-2033	2,000,000	2,044,800
Lake County IL Community Unit School District #187 North Chicago Series A (AGM Insured) ¤	0.00	1-1-2023	590,000	497,730
Will County IL Lincoln-Way Community High School District #210	4.00	1-1-2022	525,000	525,252
Will County IL Lincoln-Way Community High School District #210 CAB Series B ¤	0.00	1-1-2027	685,000	446,956
Will County IL Lincoln-Way Community High School District #210 CAB Series B ¤	0.00	1-1-2033	1,000,000	449,380
Will County IL Lincoln-Way Community High School District #210 Series A	3.25	1-1-2030	450,000	369,639
Will County IL Lincoln-Way Community High School District #210 Series A	5.00	1-1-2030	1,000,000	986,250

				9,998,843

Miscellaneous Revenue: 0.78%
Illinois Finance Authority Educational Facility Senior Rogers Park Montessori School	6.00	2-1-2034	680,000	714,061
Illinois State	5.50	7-1-2025	250,000	267,643

				981,704

Tax Revenue: 6.21%
Chicago IL Certificate of Participation River Point Plaza Redevelopment Project Series A 144A	4.84	4-15-2028	2,000,000	1,999,440
Chicago IL Sales Tax	5.00	1-1-2032	1,500,000	1,735,185
Chicago IL Sales Tax Series A	5.00	1-1-2041	1,000,000	1,103,260
Chicago IL Transit Authority Sales Tax Receipts Bonds (AGM Insured)	5.00	12-1-2044	1,000,000	1,095,060
Illinois Sports Facilities Authority State Tax Supported CAB (Ambac Insured) ¤	0.00	6-15-2025	1,140,000	857,474
Metropolitan Pier & Exposition Authority McCormick Place Expansion Project Series A	5.00	6-15-2057	1,000,000	1,050,700

				7,841,119

				21,607,810

Indiana: 0.94%

Health Revenue: 0.94%
Indiana Business Finance Authority Refunding Bond Marquette Project Series A	5.00	3-1-2030	1,100,000	1,187,736

Kansas: 1.51%

Tax Revenue: 1.51%
Wyandotte County & Kansas City KS Special Obligation Refunding & Improvement Bonds Plaza Redevelopment Project	4.00	12-1-2028	830,000	834,175
Wyandotte County & Kansas City KS Special Obligation Vacation Village Project Area 4 Major Multi-Sport Athletic Complex Project CAB Series 2015 ¤144A	0.00	9-1-2034	2,965,000	1,076,977

				1,911,152

Kentucky: 0.80%

Health Revenue: 0.80%
Kentucky EDFA Refunding Bond Rosedale Green Project	5.50	11-15-2035	1,000,000	1,005,340

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo High Yield Municipal Bond Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Maine: 1.24%

Resource Recovery Revenue: 1.24%
Maine Finance Authority Solid Waste Disposal AMT Green Bond Coastal Resources of Maine LLC Project 144A	5.38%	12-15-2033	$1,500,000	$1,559,610

Maryland: 0.83%

Education Revenue: 0.83%
Prince George’s County MD Chesapeake Lighthouse Charter School Project Series 2016-A 144A	6.90	8-1-2041	1,000,000	1,049,000

Michigan: 7.58%

Education Revenue: 0.72%
Michigan Finance Authority Limited Obligation Public School Academy Cesar Chavez Academy Project	5.00	2-1-2022	205,000	207,811
Michigan Public Educational Facilities Authority Limited Obligation Bradford Academy Project 144A	6.50	9-1-2037	195,000	147,451
Michigan Public Educational Facilities Authority Limited Obligation Crescent Academy Project	7.00	10-1-2036	302,500	303,105
Oakland County MI Economic Development Corporation The Academy of The Sacred Heart Project Series A	6.50	12-15-2036	240,000	243,310

				901,677

GO Revenue: 0.74%
Wayne County MI Building Improvement Series A	6.75	11-1-2039	920,000	935,097

Miscellaneous Revenue: 2.03%
Charyl Stockwell Academy Michigan Public School Refunding Bond	4.88	10-1-2023	390,000	390,776
Detroit MI Wayne County Stadium Authority	5.00	10-1-2018	1,000,000	1,000,090
Michigan Municipal Bond Authority Local Government Loan Program Series C (Ambac Insured)	4.75	5-1-2027	950,000	950,190
Michigan Public Educational Facilities Authority Chandler Park Academy	6.35	11-1-2028	225,000	225,261

				2,566,317

Tax Revenue: 2.34%
Detroit MI Downtown Development Authority CAB ¤	0.00	7-1-2020	285,000	261,559
Detroit MI Downtown Development Authority CAB ¤	0.00	7-1-2021	170,000	149,053
Detroit MI Downtown Development Authority CAB ¤	0.00	7-1-2024	20,000	14,754
Detroit MI Downtown Development Authority CAB ¤	0.00	7-1-2025	580,000	406,139
Michigan Finance Authority Refunding Bond Local Government Loan Program City of Detroit Financial Recovery Series F	4.50	10-1-2029	1,000,000	1,054,460
Michigan Finance Authority Refunding Bond Local Government Loan Program Public Lighting Authority Series B	5.00	7-1-2044	1,000,000	1,068,210

				2,954,175

Water & Sewer Revenue: 1.75%
Michigan Finance Authority Refunding Bond Local Government Loan Program Detroit Series D-4	5.00	7-1-2031	1,015,000	1,120,925
Michigan Finance Authority Refunding Bond Local Government Loan Program Detroit Series D-6 (National Insured)	5.00	7-1-2036	1,000,000	1,089,500

				2,210,425

				9,567,691

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo High Yield Municipal Bond Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Minnesota: 1.07%

Education Revenue: 0.45%
Deephaven MN Charter School Eagle Ridge Academy Project Series A	4.40%	7-1-2025	$160,000	$167,046
Deephaven MN Charter School Eagle Ridge Academy Project Series A	5.00	7-1-2030	195,000	205,700
Deephaven MN Charter School Eagle Ridge Academy Project Series A	5.25	7-1-2037	190,000	200,686

				573,432

Housing Revenue: 0.62%
Minneapolis MN Student Housing Refunding Bond Riverton Community Housing Project	4.70	8-1-2026	335,000	353,448
Minneapolis MN Student Housing Refunding Bond Riverton Community Housing Project	4.80	8-1-2027	400,000	421,960

				775,408

				1,348,840

Mississippi: 2.82%

Industrial Development Revenue: 1.59%
Mississippi Business Finance Corporation Gulf Opportunity Chevron USA Incorporated Project Series E ø	1.65	12-1-2030	2,000,000	2,000,000

Resource Recovery Revenue: 1.23%
Mississippi Business Finance Corporation AMT Waste Pro USA Incorporated Project 144A	5.00	2-1-2036	1,500,000	1,558,170

				3,558,170

Missouri: 1.30%

Tax Revenue: 1.30%
Blue Springs MO Special Obligation Tax Refunding & Improvement Bonds Adams Farm Project Series A	4.00	6-1-2026	635,000	634,981
Richmond Heights MO Francis Place Redevelopment Project	5.63	11-1-2025	1,000,000	1,000,150

				1,635,131

Nevada: 1.29%

Industrial Development Revenue: 1.29%
Director of the State of Nevada Department of Business & Industry AMT Fulcrum Sierra Biofuels LLC Project 144A	6.25	12-15-2037	1,500,000	1,630,380

New Jersey: 4.21%

GO Revenue: 0.84%
Newark NJ Qualified General Improvement Series A	5.00	7-15-2027	1,000,000	1,055,120

Industrial Development Revenue: 0.21%
New Jersey EDA Continental Airlines Incorporated Project	5.25	9-15-2029	250,000	271,460

Miscellaneous Revenue: 1.00%
Essex County NJ Improvement Authority Lease Newark Project Series A	6.25	11-1-2030	200,000	209,758
New Jersey EDA School Facilities Construction Project Series NN (National Insured)	5.00	3-1-2030	1,000,000	1,052,950

				1,262,708

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo High Yield Municipal Bond Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Transportation Revenue: 2.16%
New Jersey TTFA CAB Series A ¤	0.00%	12-15-2031	$1,000,000	$559,100
New Jersey TTFA Series C	5.25	6-15-2032	2,000,000	2,160,893

				2,719,993

				5,309,281

New York: 7.70%

Education Revenue: 0.82%
Hempstead Town NY Local Development Corporation The Academy Charter School Project Series A	7.65	2-1-2044	1,000,000	1,033,740

GO Revenue: 4.36%
New York NY Subordinate Bond Series F-5 (Barclays Bank plc LIQ) ø	1.59	6-1-2044	1,000,000	1,000,000
New York NY Subordinate Bond Series F-6 (JPMorgan Chase & Company SPA) ø	1.53	6-1-2044	3,200,000	3,200,000
New York NY Subordinate Bond Series H-2 (JPMorgan Chase & Company SPA) ø	1.53	1-1-2036	1,300,000	1,300,000

				5,500,000

Housing Revenue: 0.87%
New York Housing Finance Agency 505 W 37th Street Series B (Landesbank Hessen-Thüringen LOC) ø	1.56	5-1-2042	1,100,000	1,100,000

Utilities Revenue: 1.65%
Green Island NY Power Authority Power System	6.00	12-15-2020	560,000	562,604
New York NY IDA Brooklyn Navy Yard Cogeneration Partners LP	5.65	10-1-2028	1,500,000	1,514,430

				2,077,034

				9,710,774

Ohio: 2.08%

Miscellaneous Revenue: 1.27%
Maple Heights OH City School District Certificate of Participation	6.00	11-1-2028	500,000	507,345
Ohio Private Activity Bond AMT Portsmouth Bypass Project (AGM Insured)	5.00	12-31-2039	1,000,000	1,094,910

				1,602,255

Resource Recovery Revenue: 0.81%
Ohio Air Quality Development Authority Ohio Valley Electric Corporation Series E	5.63	10-1-2019	1,000,000	1,026,350

				2,628,605

Oklahoma: 0.45%

Health Revenue: 0.45%
Oklahoma Development Finance Authority OU Medicine Project Series B	5.50	8-15-2057	500,000	569,015

Oregon: 0.66%

Health Revenue: 0.66%
Multnomah County OR Hospital Facilities Authority Refunding Bond Mirabella South Waterfront Project Series A	5.00	10-1-2019	240,000	244,982
Polk County OR Hospital Facility Authority Revenue Bond Dallas Retirement Village Project Series 2015-A	5.00	7-1-2025	550,000	591,954

				836,936

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo High Yield Municipal Bond Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Pennsylvania: 6.08%

Education Revenue: 2.32%
Allegheny County PA IDA Propel Charter School Sunrise Project	5.25%	7-15-2023	$115,000	$120,081
East Hempfield Township PA IDA Student Services Incorporated Student Housing Project of Millersville University	5.00	7-1-2029	500,000	539,115
Montgomery County PA Higher Education & Health Authority Arcadia University	5.00	4-1-2026	1,655,000	1,853,021
Philadelphia PA IDA Tacony Academy Charter School Project	6.88	6-15-2033	375,000	411,158

				2,923,375

GO Revenue: 1.31%
Chester PA Upland School District	4.75	9-15-2027	1,725,000	1,652,861

Health Revenue: 0.79%
Quakertown PA General Authority Health LifeQuest Obligated Group Refunding Bond Series C	5.30	7-1-2042	1,000,000	1,000,350

Miscellaneous Revenue: 1.66%
Philadelphia PA State Public School Building Authority School District Project	5.00	4-1-2031	1,000,000	1,058,280
Scranton PA RDA Series A (Municipal Government Guaranty Insured)	5.00	11-15-2021	1,000,000	1,030,520

				2,088,800

				7,665,386

South Carolina: 1.36%

Education Revenue: 0.55%
South Carolina Jobs EDA York Preparatory Academy Project Series A	5.75	11-1-2023	155,000	160,073
South Carolina Jobs EDA York Preparatory Academy Project Series A	7.25	11-1-2045	500,000	532,720

				692,793

Resource Recovery Revenue: 0.81%
South Carolina Jobs EDA Solid Waste Disposal AMT RePower South Berkeley LLC Project Green Bond 144A	6.25	2-1-2045	1,000,000	1,027,980

				1,720,773

Tennessee: 1.47%

Tax Revenue: 1.47%
Bristol TN Industrial Development Board Sales Tax CAB Series B ¤144A	0.00	12-1-2031	4,000,000	1,851,440

Texas: 6.61%

Education Revenue: 1.58%
Arlington TX Higher Education Finance Corporation Universal Academy Series A	7.00	3-1-2034	320,000	330,950
Pottsboro TX Higher Education Finance Corporation Imagine International Academy of North Texas Series A	3.88	8-15-2026	1,015,000	996,578
Pottsboro TX Higher Education Finance Corporation Imagine International Academy of North Texas Series A	5.00	8-15-2036	655,000	667,000

				1,994,528

Miscellaneous Revenue: 1.96%
Hackberry TX Special Assessment Public Improvement District #3 Phase #13	6.00	9-1-2026	200,000	214,988
Lewisville TX Combination Contract Castle Hills Public Improvement Bonds District #5 144A	6.50	9-1-2034	940,000	955,952

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo High Yield Municipal Bond Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Miscellaneous Revenue (continued)
Lewisville TX Combination Contract Castle Hills Public Improvement Bonds District #6 144A	6.00%	9-1-2037	$1,250,000	$1,302,613

				2,473,553

Resource Recovery Revenue: 2.70%
Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series B ø	1.78	4-1-2040	1,210,000	1,210,000
Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Subordinate Series D ø	1.78	11-1-2040	1,000,000	1,000,000
Port Arthur TX Navigation District Motiva Enterprises LLC Project Series A ø	1.78	4-1-2040	1,200,000	1,200,000

				3,410,000

Transportation Revenue: 0.19%
Texas Private Activity Bond Surface Transportation Corporation Project NTE Mobility Partners Segments LLC	7.00	12-31-2038	200,000	237,032

Utilities Revenue: 0.18%
Texas Gas Supply SA Energy Acquisition Public Facilities Corporation	5.50	8-1-2027	190,000	225,175

				8,340,288

Utah: 0.81%

Education Revenue: 0.81%
Utah Finance Authority Charter School Revenue Spectrum Academy Project 144A	5.00	4-15-2030	1,000,000	1,019,060

Virgin Islands: 0.64%

Miscellaneous Revenue: 0.64%
Virgin Islands PFA Series C	5.00	10-1-2039	1,000,000	813,750

Virginia: 1.16%

Miscellaneous Revenue: 1.16%
Stafford County & Staunton VA IDA Community Services Boards League/Central Series B	6.50	8-1-2028	1,465,000	1,466,494

Washington: 0.86%

Health Revenue: 0.86%
Skagit County WA Public Hospital District #1 Skagit Valley Hospital Project	5.25	12-1-2025	250,000	262,033
Washington Housing Finance Commission Bayview Manor Homes Series A 144A	4.00	7-1-2026	825,000	828,209

				1,090,242

West Virginia: 1.46%

Health Revenue: 0.22%
West Virginia Hospital Finance Authority Thomas Health System	6.25	10-1-2023	270,000	271,315

Tax Revenue: 1.24%
Monongalia County WV Commission Refunding & Improvement Bonds University Town Center Series A 144A	5.75	6-1-2043	1,500,000	1,565,760

				1,837,075

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo High Yield Municipal Bond Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Wisconsin: 1.38%

Education Revenue: 1.38%
Wisconsin PFA Charter School Voyager Funding Incorporated Project Series A	4.13%	10-1-2024	$270,000	$273,926
Wisconsin PFA Coral Academy Science Las Vegas Series A	5.00	7-1-2024	435,000	459,947
Wisconsin PFA Research Triangle High School Project Series 2015-A 144A	5.63	7-1-2045	1,000,000	1,008,560

				1,742,433

Total Municipal Obligations (Cost $120,671,447)				124,305,660

	Yield		Shares
Short-Term Investments: 0.16%

Investment Companies: 0.16%
Wells Fargo Municipal Cash Management Money Market Fund Institutional Class (l)(u)	1.43		193,315	193,527

Total Short-Term Investments (Cost $193,527)				193,527

Total investments in securities (Cost $120,864,974)	98.68%	124,499,187
Other assets and liabilities, net	1.32	1,670,862

Total net assets	100.00%	$126,170,049

¤	The security is issued in zero coupon form with no periodic interest payments.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

ø

Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

AGM	Assured Guaranty Municipal

Ambac	Ambac Financial Group Incorporated

AMT	Alternative minimum tax

CAB	Capital appreciation bond

CCAB	Convertible capital appreciation bond

CDA	Community Development Authority

EDA	Economic Development Authority

EDFA	Economic Development Finance Authority

GO	General obligation

IDA	Industrial Development Authority

LIQ	Liquidity agreement

LOC	Letter of credit

National	National Public Finance Guarantee Corporation

PCFA	Pollution Control Financing Authority

PFA	Public Finance Authority

RDA	Redevelopment Authority

SPA	Standby purchase agreement

TTFA	Transportation Trust Fund Authority

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo High Yield Municipal Bond Fund	21

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Municipal Cash Management Money Market Fund Institutional Class	737,461	47,229,640	47,773,786	193,315	$649	$0	$11,330	$193,527	0.16%

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo High Yield Municipal Bond Fund	Statement of assets and liabilities—June 30, 2018

Assets
Investments in unaffiliated securities, at value (cost $120,671,447)	$124,305,660
Investments in affiliated securities, at value (cost $193,527)	193,527
Receivable for investments sold	2,093,386
Receivable for Fund shares sold	102,961
Receivable for interest	1,566,642
Prepaid expenses and other assets	82,064

Total assets	128,344,240

Liabilities
Payable for investments purchased	1,909,170
Payable for Fund shares redeemed	98,531
Management fee payable	34,225
Dividends payable	33,222
Administration fees payable	10,721
Distribution fee payable	5,571
Trustees’ fees and expenses payable	486
Accrued expenses and other liabilities	82,265

Total liabilities	2,174,191

Total net assets	$126,170,049

NET ASSETS CONSIST OF
Paid-in capital	$123,698,353
Overdistributed net investment income	(5,672)
Accumulated net realized losses on investments	(1,156,845)
Net unrealized gains on investments	3,634,213

Total net assets	$126,170,049

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$17,086,072
Shares outstanding – Class A1	1,613,504
Net asset value per share – Class A	$10.59
Maximum offering price per share – Class A2	$11.09
Net assets – Class C	$8,896,161
Shares outstanding – Class C1	839,954
Net asset value per share – Class C	$10.59
Net assets – Administrator Class	$24,627,347
Shares outstanding – Administrator Class[1]	2,324,602
Net asset value per share – Administrator Class	$10.59
Net assets – Institutional Class	$75,560,469
Shares outstanding – Institutional Class[1]	7,135,303
Net asset value per share – Institutional Class	$10.59

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended June 30, 2018	Wells Fargo High Yield Municipal Bond Fund	23

Investment income
Interest	$5,798,801
Income from affiliated securities	11,330

Total investment income	5,810,131

Expenses
Management fee	620,102
Administration fees
Class A	28,240
Class C	13,595
Administrator Class	22,910
Institutional Class	59,970
Shareholder servicing fees
Class A	44,126
Class C	21,243
Administrator Class	57,036
Distribution fee
Class C	63,729
Custody and accounting fees	17,505
Professional fees	63,496
Registration fees	54,687
Shareholder report expenses	32,152
Trustees’ fees and expenses	21,006
Other fees and expenses	12,642

Total expenses	1,132,439
Less: Fee waivers and/or expense reimbursements	(224,855)

Net expenses	907,584

Net investment income	4,902,547

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(19,482)
Affiliated securities	649

Net realized losses on investments	(18,833)
Net change in unrealized gains (losses) on investments	2,722,837

Net realized and unrealized gains (losses) on investments	2,704,004

Net increase in net assets resulting from operations	$7,606,551

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo High Yield Municipal Bond Fund	Statement of changes in net assets

	Year ended June 30, 2018		Year ended June 30, 2017

Operations
Net investment income		$4,902,547		$4,900,398
Net realized losses on investments		(18,833)		(1,102,224)
Net change in unrealized gains (losses) on investments		2,722,837		(5,792,411)

Net increase (decrease) in net assets resulting from operations		7,606,551		(1,994,237)

Distributions to shareholders from
Net investment income
Class A		(674,381)		(1,131,933)
Class C		(262,165)		(282,299)
Administrator Class		(900,885)		(873,363)
Institutional Class		(3,065,373)		(2,612,623)
Net realized gains
Class A		0		(272,085)
Class C		0		(74,086)
Administrator Class		0		(130,075)
Institutional Class		0		(522,236)

Total distributions to shareholders		(4,902,804)		(5,898,700)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	523,458	5,507,807	1,255,838	13,306,898
Class C	243,083	2,563,225	247,552	2,611,650
Administrator Class	823,935	8,665,436	1,905,479	20,247,486
Institutional Class	2,688,557	28,274,124	5,266,613	54,671,624

		45,010,592		90,837,658

Reinvestment of distributions
Class A	60,416	635,499	130,283	1,349,468
Class C	23,038	242,387	30,649	316,848
Administrator Class	72,339	761,162	82,046	854,343
Institutional Class	267,171	2,810,697	261,299	2,698,585

		4,449,745		5,219,244

Payment for shares redeemed
Class A	(928,806)	(9,778,906)	(2,911,071)	(29,839,907)
Class C	(265,986)	(2,799,324)	(407,014)	(4,205,319)
Administrator Class	(773,657)	(8,148,860)	(2,091,981)	(21,713,531)
Institutional Class	(2,956,600)	(31,109,401)	(4,611,104)	(48,199,227)

		(51,836,491)		(103,957,984)

Net decrease in net assets resulting from capital share transactions		(2,376,154)		(7,901,082)

Total increase (decrease) in net assets		327,593		(15,794,019)

Net assets
Beginning of period		125,842,456		141,636,475

End of period		$126,170,049		$125,842,456

Overdistributed net investment income		$(5,672)		$(5,415)

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo High Yield Municipal Bond Fund	25

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.37	$10.91	$10.34	$10.25	$9.52
Net investment income	0.40	0.37	0.35	0.34	0.40
Net realized and unrealized gains (losses) on investments	0.22	(0.46)	0.60	0.18	0.75

Total from investment operations	0.62	(0.09)	0.95	0.52	1.15
Distributions to shareholders from
Net investment income	(0.40)	(0.37)	(0.35)	(0.34)	(0.40)
Net realized gains	0.00	(0.08)	(0.03)	(0.09)	(0.02)

Total distributions to shareholders	(0.40)	(0.45)	(0.38)	(0.43)	(0.42)
Net asset value, end of period	$10.59	$10.37	$10.91	$10.34	$10.25
Total return[1]	6.11%	(0.76)%	9.44%	5.06%	12.41%
Ratios to average net assets (annualized)
Gross expenses	1.07%	1.06%	1.07%	1.07%	1.90%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income	3.82%	3.51%	3.28%	3.26%	3.98%
Supplemental data
Portfolio turnover rate	50%	82%	61%	62%	65%
Net assets, end of period (000s omitted)	$17,086	$20,305	$38,018	$21,100	$4,022

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo High Yield Municipal Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.37	$10.91	$10.34	$10.25	$9.52
Net investment income	0.32	0.29	0.27	0.26	0.33
Net realized and unrealized gains (losses) on investments	0.22	(0.46)	0.60	0.18	0.75

Total from investment operations	0.54	(0.17)	0.87	0.44	1.08
Distributions to shareholders from
Net investment income	(0.32)	(0.29)	(0.27)	(0.26)	(0.33)
Net realized gains	0.00	(0.08)	(0.03)	(0.09)	(0.02)

Total distributions to shareholders	(0.32)	(0.37)	(0.30)	(0.35)	(0.35)
Net asset value, end of period	$10.59	$10.37	$10.91	$10.34	$10.25
Total return[1]	5.32%	(1.50)%	8.62%	4.28%	11.58%
Ratios to average net assets (annualized)
Gross expenses	1.82%	1.81%	1.82%	1.82%	2.58%
Net expenses	1.60%	1.60%	1.60%	1.60%	1.60%
Net investment income	3.09%	2.79%	2.49%	2.50%	3.15%
Supplemental data
Portfolio turnover rate	50%	82%	61%	62%	65%
Net assets, end of period (000s omitted)	$8,896	$8,709	$10,573	$4,522	$2,323

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo High Yield Municipal Bond Fund	27

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.37	$10.92	$10.34	$10.26	$9.52
Net investment income	0.41	0.38	0.36	0.35	0.41
Net realized and unrealized gains (losses) on investments	0.22	(0.47)	0.61	0.17	0.76

Total from investment operations	0.63	(0.09)	0.97	0.52	1.17
Distributions to shareholders from
Net investment income	(0.41)	(0.38)	(0.36)	(0.35)	(0.41)
Net realized gains	0.00	(0.08)	(0.03)	(0.09)	(0.02)

Total distributions to shareholders	(0.41)	(0.46)	(0.39)	(0.44)	(0.43)
Net asset value, end of period	$10.59	$10.37	$10.92	$10.34	$10.26
Total return	6.21%	(0.75)%	9.65%	5.07%	12.63%
Ratios to average net assets (annualized)
Gross expenses	1.01%	1.00%	1.00%	1.00%	1.80%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	3.93%	3.60%	3.39%	3.35%	4.14%
Supplemental data
Portfolio turnover rate	50%	82%	61%	62%	65%
Net assets, end of period (000s omitted)	$24,627	$22,839	$25,179	$13,768	$3,282

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo High Yield Municipal Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
INSTITUTIONAL CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.37	$10.91	$10.34	$10.25	$9.52
Net investment income	0.43	0.40	0.38	0.37	0.42
Net realized and unrealized gains (losses) on investments	0.22	(0.46)	0.60	0.18	0.75

Total from investment operations	0.65	(0.06)	0.98	0.55	1.17
Distributions to shareholders from
Net investment income	(0.43)	(0.40)	(0.38)	(0.37)	(0.42)
Net realized gains	0.00	(0.08)	(0.03)	(0.09)	(0.02)

Total distributions to shareholders	(0.43)	(0.48)	(0.41)	(0.46)	(0.44)
Net asset value, end of period	$10.59	$10.37	$10.91	$10.34	$10.25
Total return	6.37%	(0.51)%	9.71%	5.33%	12.70%
Ratios to average net assets (annualized)
Gross expenses	0.74%	0.73%	0.74%	0.74%	1.53%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	4.09%	3.82%	3.58%	3.51%	4.26%
Supplemental data
Portfolio turnover rate	50%	82%	61%	62%	65%
Net assets, end of period (000s omitted)	$75,560	$73,989	$67,867	$76,118	$31,105

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo High Yield Municipal Bond Fund	29

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo High Yield Municipal Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Futures contracts listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

30	Wells Fargo High Yield Municipal Bond Fund	Notes to financial statements

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in income from affiliated securities on the Statement of Operations.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Notes to financial statements	Wells Fargo High Yield Municipal Bond Fund	31

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2018, the aggregate cost of all investments for federal income tax purposes was $120,864,974 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$3,887,329
Gross unrealized losses	(253,116)
Net unrealized gains	$3,634,213

As of June 30, 2018, the Fund had capital loss carryforwards which consist of $486,729 in short-term capital losses.

As of June 30, 2018, the Fund had current year deferred post-October capital losses consisting of $670,116 in net long-term losses which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Municipal obligations	$0	$124,305,660	$0	$124,305,660

Short-term investments
Investment companies	193,527	0	0	193,527
Total assets	$193,527	$124,305,660	$0	$124,499,187

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At June 30, 2018, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

32	Wells Fargo High Yield Municipal Bond Fund	Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.50% and declining to 0.38% as the average daily net assets of the Fund increase. For the year ended June 30, 2018, the management fee was equivalent to an annual rate of 0.50% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through October 31, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.85% for Class A shares, 1.60% for Class C shares, 0.75% for Administrator Class shares, and 0.60% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2018, Funds Distributor received $2,863 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended June 30, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Notes to financial statements	Wells Fargo High Yield Municipal Bond Fund	33

Interfund transactions

The Fund may purchase or sell investment securities to other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $10,005,000 and $15,610,000 in interfund purchases and sales, respectively, during the year ended June 30, 2018.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2018 were $64,414,293 and $57,224,392, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

For the year ended June 30, 2018, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2018 and June 30, 2017 were as follows:

	Year ended June 30
	2018	2017
Ordinary income	$0	$424,894
Tax-exempt income	4,902,804	4,900,424
Long-term capital gain	0	573,382

As of June 30, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Unrealized gains	Post-October capital losses deferred	Capital loss carryforward
$27,550	$3,634,213	$(670,116)	$(486,729)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In March 2017, FASB issued Accounting Standards Update (“ASU”) No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium. The amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held a at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years . Management is currently evaluating the potential impact of this new guidance to the financial statements.

34	Wells Fargo High Yield Municipal Bond Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo High Yield Municipal Bond Fund (the Fund), one of the funds constituting the Wells Fargo Funds Trust, including the portfolio of investments, as of June 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2018, by correspondence with the transfer agent, custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

August 24, 2018

Other information (unaudited)	Wells Fargo High Yield Municipal Bond Fund	35

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2018.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

36	Wells Fargo High Yield Municipal Bond Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 154 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and the Glimmerglass Festival. She is also an inactive Chartered Financial Analyst.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo High Yield Municipal Bond Fund	37

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Goverance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue shield of Minnesota of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director 003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

38	Wells Fargo High Yield Municipal Bond Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Alexander Kymn[3] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 77 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 77 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

Other information (unaudited)	Wells Fargo High Yield Municipal Bond Fund	39

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo High Yield Municipal Bond Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo High Yield Municipal Bond Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

40	Wells Fargo High Yield Municipal Bond Fund	Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the all periods under review. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Bloomberg Barclays Municipal Bond Index, for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class. The Board noted that the net operating expense ratio caps for the Fund’s Class A, Class C, Administrator Class and Institutional Class would be reduced.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than, equal to, or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Fund and the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the WFAM and Wells Fargo profitability analysis.

Other information (unaudited)	Wells Fargo High Yield Municipal Bond Fund	41

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of Scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Fund.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

42	Wells Fargo High Yield Municipal Bond Fund	Appendix A (unaudited)

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Ameriprise

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Ameriprise Financial

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

•	Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)

•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load-waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

Automatic Exchange of Class C Shares Available at Ameriprise Financial

•	Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

Appendix A (unaudited)	Wells Fargo High Yield Municipal Bond Fund	43
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•

Employees and registered representatives of Merrill Lynch or its affiliates and their family members, as defined by Merrill Lynch, which may differ from the definition of family member in the Fund’s prospectus.

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Fund’s prospectus

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley

Effective on or about July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from and be more limited than those disclosed in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Morgan Stanley

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

44	Wells Fargo High Yield Municipal Bond Fund	Appendix A (unaudited)
•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge. This waiver is subject to the Fund’s policy regarding frequent purchases and redemption of Fund shares, as discussed under “Account Information—Frequent Purchases and Redemptions of Fund Shares” in the Fund’s prospectus.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

314242 08-18 A264/AR264 06-18

Annual Report

June 30, 2018

Wells Fargo Intermediate Tax/AMT-Free Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Intermediate Tax/AMT-Free Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Globally, economies strengthened, equity markets advanced, and foreign bonds outperformed fixed-income investments in the U.S.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Intermediate Tax/AMT-Free Fund for the 12-month period that ended June 30, 2018. Globally, economies strengthened, equity markets advanced, and foreign bonds outperformed fixed-income investments in the U.S.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 14.37%, and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 7.28%. Emerging market stocks, as measured by the MSCI EM Index (Net),3 added 8.20%. In bond markets, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 0.40% while fixed-income investments outside the U.S. gained 2.78%, according to the Bloomberg Barclays Global Aggregate ex-USD Index.5 The Bloomberg Barclays Municipal Bond Index6 added 1.56%, and the ICE BofAML U.S. High Yield Index7 was up 2.53%.

Volatility increased during the third quarter of 2017, but favorable data curbed concerns.

During the third quarter of 2017, investor expectations advanced and fell amid shifting geopolitical tensions, particularly in Asia, and during multiple efforts to reform health care laws in the U.S. Corporate earnings and consumer confidence improved. Annualized U.S. gross domestic product growth for the quarter was 3.2%. Meanwhile, inflation continued to trail the U.S. Federal Reserve’s (Fed’s) targets.

Economic momentum increased in Europe; the European Central Bank (ECB) held its rates steady at low levels and continued its quantitative easing bond-buying program with the goal of sparking economic activity. As they had in the second quarter, emerging markets with currencies that strengthened relative to the U.S. dollar benefited. In addition, commodity price increases supported economic activity in countries that rely on natural resources for exports.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

[8]

The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Intermediate Tax/AMT-Free Fund	3

The fourth quarter of 2017 was characterized by continued optimism in global markets.

U.S. stocks continued to rally during the fourth quarter of 2017, boosted by synchronized expansion in the global economy and favorable company earnings. In October 2017, the Fed began to sell the bonds acquired during a series of quantitative easing programs following the 2008 financial crisis. The Bank of England suggested it could hike interest rates in November, and the pound gained against other currencies. In addition, the Fed increased rates by another 25 basis points (bps; 100 bps equal 1.00%) in December. Stocks received a boost from growing optimism about tax reform legislation.

International markets, particularly emerging markets, continued to show strength, supported by several factors that led some observers to describe conditions as a Goldilocks economic scenario: synchronized global growth, low inflation, and healthy corporate earnings, all supported abroad by a weaker U.S. dollar.

Volatility reemerged during the first quarter of 2018 as economic signals were mixed.

The first quarter of 2018 began with stock market gains in January after the U.S. announced tax reform measures intended to lower rates for individuals and corporations. Then, investor optimism was supplanted by several concerns. Trade tensions emerged, particularly between the U.S. and China, as the U.S. threatened to impose tariffs on a broad range of imported products. Increasing interest rates and inflation also caused concern. During February 2018, the U.S. stock market endured a loss of more than 10% before recovering in March and April. The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

The Fed increased the federal funds rate by 25 bps in March and the rate of inflation reached the Fed’s 2% target for the first time in a year. The unemployment rate fell to 4.1% by March 2018 and wage growth data improved. The third revision of gross domestic product growth for the first quarter by the U.S. Bureau of Economic Analysis released during June was lowered to 2.0%.

Overseas, investment market returns reversed the strong returns of 2017—the MSCI ACWI ex USA Index (Net) gained 27.19% for the 12-month period—falling 0.43% through the end of the second quarter of 2018. Although central banks, including the ECB and the Bank of Japan, maintained low interest rates and quantitative easing measures that are generally supportive of businesses and equity markets, the U.S. dollar strengthened relative to local currencies, which served to restrain returns.

Global trade tensions escalated during the second quarter of 2018.

Global trade tensions escalated as the second quarter of 2018 opened and equity markets fell in response before resuming upward momentum later in April. The CPI8 for All Urban Consumers added 0.2% in May after a similar increase in April. On a year-over-year basis, the all-items index rose 2.8% for the 12 months that ended May 31, continuing its upward trend since the beginning of the year. The index for all items less food and energy rose 2.2% for the same 12-month period.

During June 2018, the Fed increased the federal funds rate by an additional 25 bps. Market expectations increased that the Fed might announce two more rate increases in 2018. The unemployment rate fell to an 18-year low of 3.8% in May and wage growth data improved. Internationally, central banks maintained their low interest rates and monetary policies that were accommodative of business activity.

During February 2018, the U.S. stock market endured a loss of more than 10% before recovering in March and April.

4	Wells Fargo Intermediate Tax/AMT-Free Fund	Letter to shareholders (unaudited)

Interest rates generally increased and the bond markets tended to decline. Long-term interest rates in the U.S. trended higher—rates on the 10-year and 30-year Treasury bonds moved from 2.46% and 2.81%, respectively, at the beginning of the year on January 1, 2018, to 2.85% and 2.98%, respectively, on June 30, 2018, well off their highest levels during the first half of the year of 3.11% and 3.25%, respectively, on May 17, 2018.

Despite the positive economic and business trends globally, international stock values fell and U.S. stock gains moderated during most of the second quarter of 2018 due to escalating tensions as the U.S. imposed tariffs on foreign goods and countries outside of the U.S. imposed tariffs of their own on U.S. products in response.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to Shareholders

At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

This page is intentionally left blank.

6	Wells Fargo Intermediate Tax/AMT-Free Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Lyle J. Fitterer, CFA®, CPA

Robert J. Miller

Average annual total returns (%) as of June 30, 2018

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (WFTAX)	7-31-2007	(1.95)	1.91	3.42	1.08	2.53	3.73	0.79	0.70
Class C (WFTFX)	7-31-2007	(0.68)	1.77	2.96	0.32	1.77	2.96	1.54	1.45
Administrator Class (WFITX)	3-31-2008	–	–	–	1.18	2.63	3.85	0.73	0.60
Institutional Class (WITIX)	3-31-2008	–	–	–	1.42	2.82	4.03	0.46	0.45
Bloomberg Barclays Municipal Bond 1-15 Year Blend Index[3]	–	–	–	–	1.01	2.85	3.89	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 3.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Intermediate Tax/AMT-Free Fund	7

Growth of $10,000 investment as of June 30, 2018[4]

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through October 31, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

The Bloomberg Barclays Municipal Bond 1-15 Year Blend Index is the 1-15 Year Blend component of the Bloomberg Barclays Municipal Bond Index. The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[4]

The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays Municipal Bond 1-15 Year Blend Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 3.00%.

[5]	Amounts are calculated based on the total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[6]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

8	Wells Fargo Intermediate Tax/AMT-Free Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund (Class A, excluding sales charges) outperformed its benchmark, the Bloomberg Barclays Municipal Bond 1-15 Year Blend Index, for the 12-month period that ended June 30, 2018.

∎	Duration and yield-curve positioning were positive contributors to performance as our conservative duration positioning dampened volatility and our bias toward a flatter yield curve added to returns.

∎	Credit positioning was the biggest driver of performance, and our overweight to lower-investment-grade credits (A-rated and BBB-rated) as well as a modest allocation to high-yield bonds positively influenced returns as these type of bonds benefited from a growing economy and a strong demand for income.

∎	Sector allocation and security selection were also positive contributors to performance. Overweights to the local general obligation (GO) and leasing sectors were positive, as was individual selection within these sectors. Underweights to the transportation and water and sewer sectors were also positive. Exposure to specific names in budget-challenged states, such as Illinois and New Jersey, aided performance. Underweights to the housing and hospital sectors detracted from overall results.

Effective maturity distribution as of June 30, 2018[5]

Tightening monetary policy was offset by more aggressive fiscal policy, but geopolitical tensions are rising.

Year-over-year U.S. gross domestic product growth trended higher during the period, but so did consumer and producer prices—that is, inflation. At the same time, the U.S. unemployment rate declined from 4.3% to 3.8%. This provided the backdrop for three U.S. Federal Reserve (Fed) interest rate hikes, taking the federal funds rate from 1.25% to 2.00%, and the market is anticipating another two increases before the end of 2018. Offsetting these tighter monetary movements was fiscal stimulus in the form of a large cut in the corporate tax rate, a smaller reduction in individual tax rates, and an incentive for corporations to repatriate funds held in overseas accounts.

The North Korea conflict, trade wars, immigration policies, and progression of Brexit talks, combined with other tensions in the European Union, all contributed to increased geopolitical risks during the period. These occasionally led to periods of market volatility, but any pullbacks in equity prices or rallies in bond prices quickly reversed as the market focused on the improving economic outlook. However, recently, European and Asian equity prices have declined, investment-grade credit spreads have widened, and volatility has increased. At the same time, longer-term U.S. Treasury yields have been trending lower.

Tax reform accelerated municipal bond issuance in December 2017.

Uncertainty over tax reform and its impact on issuance in the municipal bond market led to record bond issuance in December 2017, which contributed to calendar-year 2017 being the second highest on record. Other notable impacts from tax reform in the municipal bond market included elimination of advanced refundings, elimination of the alternative minimum tax for corporations, and a material reduction in the corporate income tax rate, which directly affects demand for tax-exempt bonds.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Intermediate Tax/AMT-Free Fund	9

Credit quality as of June 30, 2018[6]

Credit positioning was a key performance driver. Duration, yield-curve positioning, sector allocation, and security selection also aided performance.

Demand for income remained strong during the period as overall interest rates remained low by historical standards. This demand combined with an improving economy helped lower-investment-grade bonds (BBB-rated and A-rated bonds) as well as high-yield bonds outperform bonds in other rating categories. The Fund was overweight these rating categories and benefited as prices rose.

As the year progressed, we became more cautious as a clear disconnect developed between investment-grade corporate bond spreads and municipal bond spreads. Investment-grade corporate credit spreads started to widen in early 2018, and that trend continued into the second quarter. However, municipal credit spreads continued to decline as demand remained robust. Consequently, while we remain overweight, we took the opportunity to sell into strength and we have gradually reduced our exposure to bonds rated single A and below and added to bonds rated AA and AAA.

We maintained duration short to the benchmark throughout the period, which was positive as price returns over the period were negative. We altered the magnitude of the short duration position to tactically take advantage of market peaks and troughs. The Fund’s duration ranged from a high of 4.62 years in late July to a low of 4.24 years in late April. As the period began, the Fund reduced its interest rate exposure into market strength. Ten-year Treasury bond yields bottomed in mid-September, but the Fund’s duration continued to decline until mid-November, bottoming at about 4.31 years. Ten-year Treasury rates reached near 2.5% early in 2018 and reached 3% in late-February 2018 before peaking in May 2018 at 3.11%. We started to extend the duration of the portfolio in mid-November and early December as supply accelerated due to concerns surrounding tax reform but remained short. Even though supply declined tremendously in the first quarter of 2018, longer-term municipal yields moved higher even faster than Treasury yields. We used this as an opportunity to buy bonds in the 10- to 15-year part of the curve and added higher-quality bonds.

We were underweight state GO bonds, as these bonds typically represent poor relative value. This positioning was positive, as state GOs underperformed the index. We were overweight local GOs, which outperformed the index. Illinois and New Jersey bonds were the two best-performing states in the index, and the Fund was overweight both. Through good security selection, the Fund’s holdings of these states’ bonds also outperformed the index. Illinois bonds benefited as the state finally passed a budget and revenues increased as the state income tax was increased and the economic backdrop within the city of Chicago remained robust. Optimism surrounding the election of a new governor and demand for state-specific bonds in high-tax states helped New Jersey bonds perform well. The Fund has been selectively reducing exposure to both states as pension issues remain and valuations look less attractive. We increased our underweight to California as limited supply combined with strong in-state demand has pushed yield spreads back to record lows. The state will be electing a new governor this fall, which may reduce fiscal discipline, and we are finding better value in other states.

Fortunately, the Fund had a limited number of poor-performing securities. We had a few small holdings within the charter school sector that saw price declines due to poor academic performance, declining enrollment, or trouble renewing charters. Overall, the charter school sector performed well and continues to grow. Charters are becoming more accepted in many states, and the investor universe has expanded. Health care bonds performed well during the period, led by longer-duration and lower-quality bonds. We remained underweight the sector, which detracted from performance. Underweights to the transportation and water and sewer sectors also aided performance as these sectors underperformed the index.

Please see footnotes on page 7.

10	Wells Fargo Intermediate Tax/AMT-Free Fund	Performance highlights (unaudited)

As the expansion period nears record length, a slow transition away from risk may be warranted.

The current period of economic expansion started in June 2009 and is the second longest since the Great Depression. Low quality bonds and equities have generally performed well. However, volatility has recently increased—many Asian, European, and emerging market equity prices have declined year to date, and corporate credit spreads have been widening. We still believe the current U.S. expansion has further to run, primarily driven by the recent tax cuts. The Fed is still on track to raise rates further and the European Central Bank will start reducing quantitative easing later this year, which both point to higher short-term rates. However, the markets are pricing in these expectations already and any hint of change could cause interest rates to decline. Overall, technicals remain strong in the municipal bond market. We expect municipal bond valuations in the medium term to be bolstered by high state income tax rates, record levels of municipal debt maturities and calls, and limited availability of gross municipal bond supply. Therefore, while the Fund currently has less interest rate and more credit exposure than the benchmark, our strategy over the next 6 to 12 months will be to reduce these mismatches as we start to prepare for the next cycle.

Please see footnotes on page 7.

Fund expenses (unaudited)	Wells Fargo Intermediate Tax/AMT-Free Fund	11

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2018 to June 30, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2018	Ending account value 6-30-2018	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$995.56	$3.46	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51	0.70%
Class C
Actual	$1,000.00	$991.87	$7.16	1.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.25	1.45%
Administrator Class
Actual	$1,000.00	$996.94	$2.97	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Institutional Class
Actual	$1,000.00	$997.69	$2.23	0.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	$2.26	0.45%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

12	Wells Fargo Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 99.46%

Alabama: 0.09%

GO Revenue: 0.09%
Jefferson County AL Series A	4.90%	4-1-2021	$2,080,000	$2,139,197

Alaska: 0.04%

Industrial Development Revenue: 0.04%
Valdez AK Marine Terminal BP Pipelines Project Series B	5.00	1-1-2021	1,000,000	1,071,380

Arizona: 1.56%

Airport Revenue: 0.22%
Phoenix AZ Civic Improvement Corporation Series A	5.00	7-1-2029	5,000,000	5,324,250

Education Revenue: 0.26%
McAllister AZ Arizona State University Hassayampa Academic Village Project	5.00	7-1-2025	750,000	873,293
Pima County AZ IDA New Plan Learning Project Series A	7.00	7-1-2021	525,000	530,334
Pima County AZ IDA New Plan Learning Project Series A	7.75	7-1-2035	4,920,000	4,960,246

				6,363,873

GO Revenue: 0.53%
Estrella Mountain Ranch AZ Community Facilities District Refunding Bond (AGM Insured)	5.00	7-15-2025	585,000	661,062
Maricopa County AZ Elementary School District #28 Kyrene Elementary School Project 2010 Series B	4.50	7-1-2024	1,575,000	1,758,094
Maricopa County AZ Elementary School District #28 Kyrene Elementary School Project 2010 Series B	4.50	7-1-2025	1,270,000	1,417,638
Maricopa County AZ Elementary School District #28 Kyrene Elementary School Project 2010 Series B	5.00	7-1-2027	420,000	478,750
Maricopa County AZ Elementary School District #28 Kyrene Elementary School Project 2010 Series B	5.50	7-1-2029	960,000	1,116,960
Mohave County AZ Kingman Unified School District #20 (Build America Mutual Assurance Company Insured)	5.00	7-1-2026	2,475,000	2,881,865
Phoenix AZ	5.00	7-1-2026	3,810,000	4,511,497

				12,825,866

Health Revenue: 0.05%
Maricopa County AZ IDA Bond	5.00	1-1-2048	1,000,000	1,145,300

Miscellaneous Revenue: 0.14%
Arizona Refunding Certificate of Participation	5.00	9-1-2027	3,040,000	3,509,528

Tax Revenue: 0.36%
Arizona Sports & Tourism Authority Series A	4.00	7-1-2020	1,365,000	1,408,366
Arizona Sports & Tourism Authority Series A	5.00	7-1-2021	795,000	850,809
Arizona Sports & Tourism Authority Series A	5.00	7-1-2022	1,000,000	1,088,120
San Luis AZ Pledged Excise Tax Series A (Build America Mutual Assurance Company Insured)	5.00	7-1-2027	450,000	509,589
San Luis AZ Pledged Excise Tax Series A (Build America Mutual Assurance Company Insured)	5.00	7-1-2028	700,000	791,448

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Intermediate Tax/AMT-Free Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Tax Revenue (continued)
San Luis AZ Pledged Excise Tax Series A (Build America Mutual Assurance Company Insured)	5.00%	7-1-2034	$3,680,000	$4,095,987

				8,744,319

				37,913,136

California: 8.57%

Airport Revenue: 0.19%
Sacramento CA Airport System Senior Bond	5.00	7-1-2025	2,000,000	2,128,480
Sacramento CA Airport System Senior Bond Series B	5.00	7-1-2032	600,000	720,174
Sacramento CA Airport System Senior Bond Series B	5.00	7-1-2033	500,000	596,760
Sacramento CA Airport System Senior Bond Series B	5.00	7-1-2034	1,000,000	1,188,720

				4,634,134

Education Revenue: 0.56%
California Statewide CDA Series A	6.90	8-1-2031	1,915,000	2,137,734
University of California General Project Unrefunded Bond Series Q	5.25	5-15-2024	65,000	65,189
University of California Limited Project Prerefunded Bond Series G	5.00	5-15-2037	5,180,000	5,808,748
University of California Limited Project Unrefunded Bond Series G	5.00	5-15-2037	5,210,000	5,723,393

				13,735,064

GO Revenue: 3.59%
California	5.25	3-1-2024	5,000,000	5,299,550
California	5.25	3-1-2030	1,440,000	1,529,208
California	6.00	3-1-2033	2,510,000	2,691,548
California Prerefunded Bond	6.00	4-1-2038	2,850,000	2,948,639
California Unrefunded Bond	6.00	4-1-2038	5,205,000	5,372,861
California Various Purposes	5.00	8-1-2030	1,500,000	1,767,915
California Various Purposes	5.00	8-1-2032	6,700,000	7,875,314
Cerritos CA Community College District CAB Series D ¤	0.00	8-1-2025	1,800,000	1,482,570
Compton CA Community College District Election of 2002 CAB Series C ¤	0.00	8-1-2029	1,565,000	1,038,111
Compton CA Community College District Election of 2002 CAB Series C ¤	0.00	8-1-2031	2,400,000	1,459,416
Emery CA Unified School District Election of 2010 Series A (AGM Insured)	6.25	8-1-2031	4,500,000	5,115,735
Monterey County CA Alisal Union School District Series A (Build America Mutual Assurance Company Insured)	5.25	8-1-2042	1,500,000	1,779,525
New Haven CA Unified School District CAB Project (AGC Insured) ¤	0.00	8-1-2033	5,590,000	3,259,361
Northern Humboldt CA High School District Election of 2010 Series A	6.50	8-1-2034	1,145,000	1,310,224
Oakland CA Unified School District Alameda County Election of 2006 Series A	6.50	8-1-2020	1,730,000	1,824,596
Oakland CA Unified School District Alameda County Election of 2009 Series A	6.25	8-1-2019	1,285,000	1,351,422
Oakland CA Unified School District Alameda County Election of 2012	6.25	8-1-2028	2,000,000	2,276,880
Oakland CA Unified School District Alameda County Election of 2012	6.25	8-1-2030	2,000,000	2,276,880
Oxnard CA School District Series A (National Insured)	5.75	8-1-2030	1,825,000	2,107,656
Patterson CA Unified School District CAB Election of 2008 Project Series B (AGM Insured) ¤	0.00	8-1-2033	3,000,000	1,733,730
Peralta CA Community College District Alameda County	5.00	8-1-2023	3,045,000	3,416,216
Peralta CA Community College District Alameda County	5.00	8-1-2024	3,000,000	3,360,720
Rio Hondo CA Community College District ¤	0.00	8-1-2030	2,315,000	1,555,379
San Diego CA Community College District Election of 2012	5.00	8-1-2032	3,095,000	3,502,797
San Diego CA Unified School District Election of 1998 Series E-2 (AGM Insured)	5.50	7-1-2027	5,000,000	6,311,850

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

GO Revenue (continued)
San Jose CA Libraries & Parks Project	5.13%	9-1-2031	$6,110,000	$6,126,864
Sylvan CA Unified School District CAB Election of 2006 (AGM Insured) ¤	0.00	8-1-2031	2,590,000	1,649,493
Sylvan CA Unified School District CAB Election of 2006 (AGM Insured) ¤	0.00	8-1-2032	2,800,000	1,703,800
Tustin CA Unified School District #88-1 Election of 2008 Series B	6.00	8-1-2036	1,500,000	1,694,040
West Contra Costa CA Unified School District Election of 2005 Series C-1 (AGC Insured) ¤	0.00	8-1-2026	4,620,000	3,690,595

				87,512,895

Health Revenue: 1.01%
California Municipal Finance Authority Institute of Aging Project	5.00	8-15-2032	975,000	1,138,820
California Municipal Finance Authority Institute of Aging Project	5.00	8-15-2033	1,150,000	1,338,209
California Statewide CDA Series C	5.25	8-15-2031	3,000,000	3,312,270
University of California Medical Center Prerefunded Bond Series J	5.25	5-15-2030	13,135,000	15,250,523
University of California Medical Center Unrefunded Bond Series J	5.25	5-15-2030	1,865,000	2,116,887
Washington Township CA Health Care District Series A	5.00	7-1-2018	445,000	445,000
Washington Township CA Health Care District Series A	5.00	7-1-2019	905,000	931,145

				24,532,854

Miscellaneous Revenue: 1.17%
Anaheim CA PFA Convention Center Expansion Project Series A	5.00	5-1-2039	2,500,000	2,805,175
California Public Works Board Department of Corrections Project Series A (Ambac Insured)	5.00	12-1-2019	1,345,000	1,388,955
California Public Works Board Department of General Services Buildings 8 & 9A	6.25	4-1-2034	2,750,000	2,850,238
California Public Works Board Various Judicial Council Project Series D	5.25	12-1-2026	1,000,000	1,107,680
California Public Works University of California Board of Regents Series G	5.00	12-1-2030	12,110,000	13,450,053
Foothill De Anza CA Community College District Certificate of Participation	5.00	4-1-2033	500,000	563,515
Gold Coast Transit District California Transit Finance Corporation Certificate of Participation	5.00	7-1-2027	520,000	612,669
Richmond CA Joint Powers Financing Authority Point Potrero Series A	6.25	7-1-2024	2,700,000	2,819,529
San Diego CA PFFA Capital Improvement Projects Series B	5.00	10-15-2027	500,000	592,985
San Diego CA PFFA Capital Improvement Projects Series B	5.00	10-15-2028	1,000,000	1,180,080
Santa Ana CA Financing Authority Police Administration and Holding Facilities Prerefunded Balance Bond (National Insured)	6.25	7-1-2019	500,000	523,510
Santa Ana CA Financing Authority Police Administration and Holding Facilities Unrefunded Balance Bond (National Insured)	6.25	7-1-2019	500,000	523,255

				28,417,644

Tax Revenue: 0.06%
San Jose CA RDA Series A-1	5.50	8-1-2030	1,355,000	1,465,744

Transportation Revenue: 0.65%
Alameda County CA Corridor Transportation Authority CAB Subordinate Lien Prerefunded Bond Series A (Ambac Insured) ¤	0.00	10-1-2018	4,220,000	4,206,116
Alameda County CA Corridor Transportation Authority CAB Subordinate Lien Unrefunded Bond Series A (Ambac Insured) ¤	0.00	10-1-2018	1,350,000	1,342,292
Bay Area CA Toll Authority Toll Bridge Series A (SIFMA Municipal Swap + 1.25%) ±	2.76	4-1-2036	9,810,000	10,324,731

				15,873,139

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Intermediate Tax/AMT-Free Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Utilities Revenue: 0.93%
California Municipal Finance Authority	5.00%	10-1-2025	$1,500,000	$1,782,000
M-S-R California Energy Authority Gas Series B	7.00	11-1-2034	2,000,000	2,843,140
M-S-R California Energy Authority Gas Series C	7.00	11-1-2034	3,000,000	4,264,710
Northern California Power Agency Series A	5.25	8-1-2023	5,150,000	5,431,705
Sacramento CA MUD Series B	5.00	8-15-2030	1,075,000	1,222,673
Southern California Public Power Authority Milford Wind Corridor Project #1	5.00	7-1-2024	5,000,000	5,251,550
Southern California Public Power Authority Southern Transmission Project Series S	5.75	7-1-2024	2,000,000	2,000,000

				22,795,778

Water & Sewer Revenue: 0.41%
California Department of Water Resources Central Valley Project Series AT (SIFMA Municipal Swap + 0.37%) ±	1.88	12-1-2035	10,000,000	10,030,700

				208,997,952

Colorado: 0.77%

Education Revenue: 0.28%
Colorado ECFA University of Denver Project (National Insured)	5.25	3-1-2025	1,110,000	1,274,879
Regents of the University of Colorado Certificate of Participation Series 2013A	5.00	11-1-2028	5,000,000	5,633,050

				6,907,929

GO Revenue: 0.29%
Adams County CO 12 Five Star Schools Series B	5.00	12-15-2028	3,800,000	4,475,184
Mesa County CO Valley School District # 51 Grand Junction	5.50	12-1-2035	2,175,000	2,643,778

				7,118,962

Industrial Development Revenue: 0.14%
Denver CO Convention Center Hotel Authority Refunding Bond	5.00	12-1-2023	3,000,000	3,351,540

Miscellaneous Revenue: 0.06%
Adams County CO Refunding & Improvement Certificate of Participation	4.00	12-1-2018	500,000	505,240
Adams County CO Refunding & Improvement Certificate of Participation	5.00	12-1-2021	830,000	911,979

				1,417,219

				18,795,650

Connecticut: 3.72%

Education Revenue: 2.34%
Connecticut HEFAR Yale University Issue Series A	1.00	7-1-2042	25,000,000	24,860,000
Connecticut HEFAR Yale University Issue Series A	1.38	7-1-2035	10,000,000	9,999,800
Connecticut HEFAR Yale University Issue Series A %%	2.05	7-1-2035	10,000,000	10,002,900
Connecticut HEFAR Yale University Issue Series A-2	2.00	7-1-2042	3,395,000	3,244,058
University of Connecticut Series A	5.00	3-15-2027	1,000,000	1,123,390
University of Connecticut Series A	5.00	3-15-2028	2,000,000	2,235,200
University of Connecticut Series A	5.00	3-15-2031	5,075,000	5,620,766

				57,086,114

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

GO Revenue: 0.89%
Connecticut Series A	5.00%	3-1-2029	$2,500,000	$2,731,225
Connecticut Series B	5.00	6-15-2027	3,000,000	3,334,050
Connecticut Series F	5.00	11-15-2032	300,000	330,213
Hamden CT	4.00	8-15-2020	1,235,000	1,283,573
Hamden CT	4.00	8-15-2021	1,235,000	1,293,588
Hamden CT (AGM Insured)	5.00	8-15-2021	1,000,000	1,077,290
Hamden CT (AGM Insured)	5.00	8-15-2022	1,000,000	1,094,730
Hamden CT Series A (Build America Mutual Assurance Company Insured)	5.00	8-15-2026	2,000,000	2,260,060
Hamden CT Series A (Build America Mutual Assurance Company Insured)	5.00	8-15-2027	1,200,000	1,365,516
Hartford CT Series A (AGM Insured)	5.00	4-1-2022	3,010,000	3,261,576
Hartford CT Series A (AGM Insured)	5.00	7-1-2026	1,000,000	1,119,320
Hartford CT Series C (AGM Insured)	5.00	7-15-2022	2,320,000	2,526,294

				21,677,435

Miscellaneous Revenue: 0.44%
Connecticut Series A (SIFMA Municipal Swap + 0.85%) ±	2.36	3-1-2022	3,000,000	3,028,140
Connecticut Series A (SIFMA Municipal Swap + 1.10%) ±	2.61	4-15-2019	2,300,000	2,314,191
Connecticut Series A (SIFMA Municipal Swap + 1.25%) ±	2.76	4-15-2020	3,300,000	3,343,428
Connecticut Series G	4.00	10-15-2026	1,985,000	2,058,485

				10,744,244

Tax Revenue: 0.05%
Connecticut Special Tax Obligation Bonds Transportation Infrastructure Purposes Series A	5.00	8-1-2030	1,000,000	1,109,160

				90,616,953

Delaware: 0.08%

Education Revenue: 0.08%
Delaware EDA Odyssey Charter School Project Series B 144A	6.75	9-1-2035	2,000,000	2,002,940

District of Columbia: 0.89%

Education Revenue: 0.11%
District of Columbia Howard University Series A	5.75	10-1-2026	2,510,000	2,656,408

GO Revenue: 0.11%
District of Columbia Series A	5.00	6-1-2033	2,400,000	2,805,552

Miscellaneous Revenue: 0.67%
District of Columbia Federal Highway Grant Anticipation Bonds	5.00	12-1-2023	1,000,000	1,114,400
District of Columbia Federal Highway Grant Anticipation Bonds	5.00	12-1-2025	3,520,000	3,900,829
District of Columbia Federal Highway Grant Anticipation Bonds	5.25	12-1-2025	2,630,000	2,832,747
District of Columbia Medical Association of Colleges Series B	5.00	10-1-2024	3,095,000	3,334,584
District of Columbia National Child Research Center (SunTrust Bank LOC) ø	1.56	4-1-2038	5,135,000	5,135,000

				16,317,560

				21,779,520

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Intermediate Tax/AMT-Free Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Florida: 4.49%

Education Revenue: 0.20%
Florida Development Finance Corporation Renaissance Charter School Series A	5.00%	9-15-2020	$1,080,000	$1,097,982
Florida HEFAR	4.00	4-1-2021	1,000,000	1,043,850
University of South Florida Financing Corporation Certificate of Participation Master Lease Program Series A	5.00	7-1-2022	1,730,000	1,909,384
University of South Florida Financing Corporation Certificate of Participation Master Lease Program Series A	5.00	7-1-2023	815,000	916,622

				4,967,838

GO Revenue: 0.06%
Plantation FL Ad Valorem Bond	5.00	7-1-2031	1,155,000	1,363,859

Health Revenue: 0.68%
Florida Tender Option Bond Trust Receipts/Certificates Series 2018-XF2523 (Barclays Bank plc LIQ) 144Aø	1.61	8-15-2047	14,090,000	14,090,000
Miami-Dade County FL Health Facilities Authority Nicklaus Children’s Hospital Project	5.00	8-1-2031	500,000	569,985
Miami-Dade County FL Health Facilities Authority Nicklaus Children’s Hospital Project	5.00	8-1-2033	1,645,000	1,865,545

				16,525,530

Miscellaneous Revenue: 1.90%
Broward County FL School Board Certificate of Participation Series A	5.00	7-1-2024	5,000,000	5,742,850
Cityplace Florida Community Development District Special Assessment	5.00	5-1-2021	2,945,000	3,168,938
Duval County FL School Board Certificate of Participation Series B	5.00	7-1-2028	2,500,000	2,854,000
Duval County FL School Board Certificate of Participation Series B	5.00	7-1-2029	5,000,000	5,694,350
Hernando County FL School Board Florida Master Lease Program Certificate of Participation Series A (AGM Insured)	5.00	7-1-2025	2,065,000	2,388,668
Miami-Dade County FL School Board Certificate of Participation Series A	5.00	5-1-2031	3,000,000	3,421,740
Miami-Dade County FL School Board Certificate of Participation Series D	5.00	11-1-2027	6,600,000	7,543,338
Monroe County FL School Board Certificate of Participation Series A	5.00	6-1-2034	1,500,000	1,716,615
Monroe County FL School Board Certificate of Participation Series A	5.00	6-1-2035	1,000,000	1,141,070
Orange County FL School Board Certificate of Participation Series C	5.00	8-1-2029	2,000,000	2,293,120
Orlando FL Senior Tourist Development 6th Cent Contract Payment Bond Series A (AGM Insured)	5.00	11-1-2032	2,000,000	2,300,440
Orlando FL Senior Tourist Development 6th Cent Contract Payment Bond Series A (AGM Insured)	5.00	11-1-2033	2,500,000	2,853,825
Orlando FL Senior Tourist Development 6th Cent Contract Payment Bond Series A (AGM Insured)	5.00	11-1-2034	2,600,000	2,954,510
Palm Beach County FL Refunding Bond	5.00	5-1-2029	2,000,000	2,333,300

				46,406,764

Tax Revenue: 0.82%
Miami-Dade County FL Public Services (AGM Insured)	4.00	10-1-2019	3,440,000	3,537,386
Miami-Dade County FL Public Services (AGM Insured)	4.00	10-1-2020	3,600,000	3,774,996
Miami-Dade County FL Public Services (AGM Insured)	4.00	4-1-2021	2,485,000	2,621,799
Miami-Dade County FL Special Obligation Series A	5.00	10-1-2023	700,000	781,095
Tampa FL Sports Authority Stadium Project	5.00	1-1-2025	3,550,000	4,118,213

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Tax Revenue: (continued)
Tender Option Bond Trust Receipts/Floater Certificates for Seminole County FL Series ZF0444 (National Insured, JPMorgan Chase & Company LIQ) 144Aø	1.66%	4-1-2027	$5,250,000	$5,250,000

				20,083,489

Transportation Revenue: 0.48%
Florida Department of Transportation Turnpike System Series A	5.00	7-1-2023	3,910,000	4,450,949
Florida Department of Transportation Turnpike System Series A	5.00	7-1-2025	4,950,000	5,795,015
Florida Mid-Bay Bridge Authority Series A	5.00	10-1-2025	1,250,000	1,437,088

				11,683,052

Water & Sewer Revenue: 0.35%
Daytona Beach FL Utility System (AGM Insured)	5.00	11-1-2022	2,205,000	2,459,435
Miami-Dade County FL Water & Sewer Refunding Bond Series C (BHAC Insured)	5.00	10-1-2024	2,950,000	2,976,108
Miami-Dade County FL Water & Sewer Refunding Bond Series C	5.25	10-1-2022	3,000,000	3,028,380

				8,463,923

				109,494,455

Georgia: 1.69%

Education Revenue: 0.15%
Private Colleges & Universities Authority of Georgia Series A	5.00	10-1-2021	3,330,000	3,580,216

Housing Revenue: 0.12%
Atlanta GA Urban Residential Finance Authority MFHR Wheat Street Towers Project	1.40	5-1-2020	3,000,000	2,991,150

Industrial Development Revenue: 0.08%
Monroe County GA PCR Georgia Power Company Plant Scherer Project	2.35	10-1-2048	2,000,000	2,008,960

Utilities Revenue: 1.34%
Burke County GA PCR Oglethorpe Power Corporation Vogtle Project Series E	3.25	11-1-2045	6,000,000	5,971,740
Floyd County GA PCR Georgia Power Company Plant Hammond Project	2.35	7-1-2022	1,000,000	1,004,480
Georgia Public Gas Partners Incorporated Series A	5.00	10-1-2019	5,000,000	5,200,950
Main Street Natural Gas Incorporated Georgia Gas Project Series A (Royal Bank of Canada LIQ)	4.00	4-1-2048	15,500,000	16,580,040
Main Street Natural Gas Incorporated Georgia Gas Project Series A	5.50	9-15-2022	1,000,000	1,120,140
Main Street Natural Gas Incorporated Georgia Gas Project Subordinate Bond Series C	4.00	8-1-2048	2,500,000	2,675,450

				32,552,800

				41,133,126

Guam: 0.29%

Airport Revenue: 0.11%
Guam International Airport Authority	5.00	10-1-2022	1,000,000	1,087,020
Guam International Airport Authority	5.00	10-1-2023	1,500,000	1,608,390

				2,695,410

Tax Revenue: 0.06%
Guam Government Business Privilege Tax Bond Series A	5.00	1-1-2020	1,345,000	1,401,477

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Intermediate Tax/AMT-Free Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Water & Sewer Revenue: 0.12%
Guam Government Waterworks Authority	5.25%	7-1-2020	$350,000	$370,860
Guam Government Waterworks Authority	5.25	7-1-2033	2,500,000	2,704,550

				3,075,410

				7,172,297

Hawaii: 0.41%

GO Revenue: 0.41%
Honolulu HI Rail Transit Project Series H (SIFMA Municipal Swap + 0.30%) ±	1.81	9-1-2022	2,500,000	2,501,150
Honolulu HI Rail Transit Project Series H (SIFMA Municipal Swap + 0.32%) ±	1.83	9-1-2025	2,500,000	2,501,250
Honolulu HI Rail Transit Project Series H (SIFMA Municipal Swap + 0.32%) ±	1.83	9-1-2028	5,000,000	5,002,500

				10,004,900

Illinois: 15.70%

Airport Revenue: 1.35%
Chicago IL O’Hare International Airport Senior Lien (AGM Insured)	5.13	1-1-2030	2,610,000	2,876,194
Chicago IL O’Hare International Airport Senior Lien (AGM Insured)	5.13	1-1-2031	3,335,000	3,663,264
Chicago IL O’Hare International Airport Senior Lien	5.25	1-1-2032	8,755,000	9,709,558
Chicago IL O’Hare International Airport Senior Lien Series B	5.00	1-1-2030	8,000,000	8,957,840
Chicago IL O’Hare International Airport Third Lien Series C (AGC Insured)	5.25	1-1-2025	4,075,000	4,269,663
Chicago IL O’Hare International Airport Third Lien Series F	4.25	1-1-2021	735,000	758,461
Peoria IL Metropolitan Airport Authority Series D	5.00	12-1-2027	2,250,000	2,593,103

				32,828,083

Education Revenue: 0.68%
Illinois Finance Authority Bradley University Project Series C	5.00	8-1-2032	1,250,000	1,406,088
Illinois Finance Authority Student Housing Illinois State University Project	5.50	4-1-2021	2,760,000	2,861,844
Illinois Finance Authority Wesleyan University	5.00	9-1-2026	680,000	768,835
Northern Illinois University Board of Trustees Auxiliary Facilities (AGM Insured)	5.00	4-1-2019	1,000,000	1,018,140
Northern Illinois University Board of Trustees Certificate of Participation (AGM Insured)	5.00	9-1-2022	1,325,000	1,438,698
Northern Illinois University Board of Trustees Certificate of Participation (AGM Insured)	5.00	9-1-2024	1,000,000	1,109,920
University of Illinois Auxiliary Facilities Systems CAB ¤	0.00	4-1-2020	8,270,000	7,932,915

				16,536,440

GO Revenue: 6.29%
Bolingbrook, Will & DuPage Counties IL Series A (AGM Insured)	5.00	1-1-2023	650,000	717,509
Champaign & Coles Counties IL Community College District #505 Series A	4.00	12-1-2018	1,015,000	1,025,515
Chicago IL Board of Education CAB School Reform Series B-1 (National Insured) ¤	0.00	12-1-2025	3,380,000	2,460,572
Chicago IL Board of Education CAB School Reform Series B-1 (National Insured) ¤	0.00	12-1-2026	4,030,000	2,792,306
Chicago IL Board of Education Series C	5.00	12-1-2021	2,500,000	2,511,775
Chicago IL Board of Education Series C	5.00	12-1-2029	2,960,000	2,965,861
Chicago IL Board of Education Series C	5.25	12-1-2025	5,000,000	5,018,800
Chicago IL Board of Education Series F	5.00	12-1-2020	2,375,000	2,447,723
Chicago IL CAB Series C ¤	0.00	1-1-2023	2,500,000	2,071,250
Chicago IL Metropolitan Reclamation Series B	5.00	12-1-2025	2,500,000	2,733,950
Chicago IL Park District Series A	5.00	1-1-2036	2,250,000	2,363,130
Chicago IL Park District Series B	5.00	1-1-2021	3,765,000	3,995,945

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

GO Revenue: (continued)
Chicago IL Park District Series B (Build America Mutual Assurance Company Insured)	5.00%	1-1-2029	$2,000,000	$2,191,680
Chicago IL Park District Series C	5.00	1-1-2022	1,515,000	1,639,397
Chicago IL Series A	5.00	1-1-2027	1,000,000	1,054,940
Chicago IL Series A	5.00	1-1-2025	750,000	797,310
Chicago IL Series A	5.25	1-1-2028	1,640,000	1,642,624
Chicago IL Series A (Build America Mutual Assurance Company Insured)	5.25	1-1-2037	4,460,000	4,472,176
Chicago IL Series C	4.00	1-1-2020	1,505,000	1,527,048
Chicago IL Series C	5.00	1-1-2024	3,695,000	3,722,269
Chicago IL Series C	5.00	1-1-2026	5,000,000	5,351,100
Chicago IL Series G ( Ambac Insured)	5.00	12-1-2024	15,205,000	15,255,024
Chicago IL Series J ( Ambac Insured)	5.00	12-1-2023	310,000	311,017
Cook County IL	5.00	11-15-2035	1,300,000	1,442,311
Cook County IL Community College District #508	5.25	12-1-2025	1,250,000	1,341,650
Cook County IL Community College District #508	5.25	12-1-2027	1,295,000	1,378,204
Cook County IL Community College District #508	5.25	12-1-2028	1,250,000	1,327,800
Cook County IL Community College District #508	5.25	12-1-2030	3,000,000	3,171,750
Cook County IL Community College District #508	5.25	12-1-2031	3,200,000	3,378,432
Cook County IL Series A	5.00	11-15-2031	1,000,000	1,122,590
Cook County IL Series A	5.25	11-15-2022	7,240,000	7,735,940
Cook County IL Series A	5.25	11-15-2023	7,680,000	8,193,254
Cook County IL Series A	5.25	11-15-2024	2,200,000	2,389,662
Cook County IL Series B	5.00	11-15-2023	600,000	679,392
Cook County IL Series C	5.00	11-15-2021	1,460,000	1,590,436
Cook County IL Series C	5.00	11-15-2024	2,175,000	2,392,870
Cook County IL Series C	5.00	11-15-2025	2,450,000	2,683,730
DuPage, Cook & Will Counties IL Community College District #502 Series A	5.00	6-1-2022	2,650,000	2,934,955
Homer, Glen, Will & Cook Village Counties IL Series A	4.00	12-1-2019	1,000,000	1,031,640
Homer, Glen, Will & Cook Village Counties IL Series A	5.00	12-1-2021	1,015,000	1,062,218
Illinois	4.75	4-1-2020	2,650,000	2,654,161
Illinois (AGM Insured)	5.00	1-1-2023	2,450,000	2,527,616
Illinois (AGM Insured)	5.00	4-1-2026	5,000,000	5,487,850
Illinois Series A	5.00	4-1-2023	4,500,000	4,758,210
Illinois Series A (AGM Insured)	5.00	4-1-2024	2,500,000	2,725,250
Kane, Cook & DuPage Counties IL School District #46 Prerefunded Balance Bond Series B	4.50	1-1-2024	1,170,000	1,269,076
Kane, Cook & DuPage Counties IL School District #46 Unrefunded Balance Bond Series B	4.50	1-1-2024	3,100,000	3,329,896
Kendall, Kane & Will Counties IL Unified School District Series A	5.00	2-1-2023	1,000,000	1,072,640
McHenry & Kane Counties IL Community Consolidated School District #158	5.63	1-15-2031	2,000,000	2,222,260
McHenry & Lake Counties IL Community Consolidated School District #26 (AGM Insured)	5.00	2-1-2020	1,455,000	1,525,684
Springfield IL	5.00	12-1-2021	850,000	917,312
Springfield IL	5.00	12-1-2023	570,000	632,848
Tazewell County IL School District #51 (National Insured)	9.00	12-1-2018	535,000	551,232
Waukegan IL Series B (AGM Insured)	4.00	12-30-2024	1,030,000	1,101,008
Will County IL Community Unified School District CAB (National Insured) ¤	0.00	11-1-2018	9,730,000	9,667,923

				153,368,721

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Intermediate Tax/AMT-Free Fund	21

Security name	Interest rate	Maturity date	Principal	Value

Health Revenue: 0.09%
Illinois Finance Authority Ann & Robert H. Laurie Children’s Hospital Project of Chicago	5.00%	8-15-2034	$1,000,000	$1,135,400
Illinois Finance Authority Edward Elmhurst Healthcare Series A	5.00	1-1-2026	1,000,000	1,125,480

				2,260,880

Housing Revenue: 0.20%
Illinois Housing Development Authority Multifamily Housing University Village Apartments Series B	1.33	2-1-2020	5,000,000	4,998,950

Miscellaneous Revenue: 0.64%
Illinois	5.00	7-1-2023	5,065,000	5,365,101
Illinois	5.00	8-1-2024	1,000,000	1,044,140
Illinois	5.50	7-1-2026	2,300,000	2,454,790
Peoria IL Public Building Commission Illinois School District Facilities Refunding Bond ( Build America Mutual Assurance Company Insured)	5.00	12-1-2023	4,040,000	4,556,837
Peoria IL Public Building Commission Illinois School District Facilities Refunding Bond (Build America Mutual Assurance Company Insured)	5.00	12-1-2024	1,000,000	1,138,330
University of Illinois Board of Trustees Certificate of Participation Unrefunded Bond Series B (AGM Insured)	5.00	10-1-2020	955,000	957,598

				15,516,796

Tax Revenue: 5.09%
Chicago IL Sales Tax Refunding Bond	5.00	1-1-2025	615,000	644,637
Chicago IL Sales Tax Refunding Bond	5.00	1-1-2026	5,140,000	5,945,901
Chicago IL Sales Tax Refunding Bond	5.00	1-1-2027	3,000,000	3,470,370
Chicago IL Sales Tax Refunding Bond	5.00	1-1-2030	2,075,000	2,400,339
Chicago IL Transit Authority Sales Tax Receipts	5.25	12-1-2027	2,600,000	2,814,604
Cook County IL Sales Tax Bond	5.00	11-15-2033	4,000,000	4,599,560
Illinois Junior Obligation	5.00	6-15-2025	6,000,000	6,574,140
Illinois Regional Transportation Authority (National Insured)	6.50	7-1-2026	7,815,000	9,695,055
Illinois Sales Tax Revenue Build Illinois Bond	5.00	6-15-2029	1,000,000	1,069,770
Illinois Sports Facilities Authority State Tax Supported Refunding Bond (AGM Insured)	5.00	6-15-2028	2,500,000	2,716,600
Illinois Sports Facilities Authority State Tax Supported Refunding Bond (AGM Insured)	5.25	6-15-2030	4,000,000	4,377,480
Illinois Sports Facilities Authority State Tax Supported Refunding Bond (AGM Insured)	5.25	6-15-2032	3,000,000	3,267,960
Illinois	5.00	6-15-2023	16,150,000	17,899,530
Illinois Series A	5.00	1-1-2027	10,625,000	10,954,269
Illinois Tender Option Bond Trust Receipts/Floater Certificates Series 2017-XG0108 (Barclays Bank plc LOC, Barclays Bank plc LIQ) 144Aø	1.69	4-1-2046	9,000,000	9,000,000
Metropolitan Pier & Exposition Authority CAB McCormick Place Expansion Project Series A (National Insured) ¤	0.00	12-15-2029	35,200,000	21,433,280
Metropolitan Pier & Exposition Authority CAB McCormick Place Expansion Project Series A (National Insured) ¤	0.00	12-15-2030	12,800,000	7,427,200
Metropolitan Pier & Exposition Authority CAB McCormick Place Expansion Project Series B (National Insured) ¤	0.00	6-15-2029	10,000,000	6,235,700
Metropolitan Pier & Exposition Authority McCormick Place Expansion Project Series B	5.00	12-15-2028	1,945,000	2,043,670
Southwestern Illinois Development Authority Local Government Program Collinsville Limited	5.00	3-1-2025	1,920,000	1,549,114

				124,119,179

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Tobacco Revenue: 0.14%
Railsplitter IL Tobacco Settlement Authority	5.00%	6-1-2024	$3,000,000	$3,385,080

Transportation Revenue: 0.23%
Chicago IL Transit Authority Capital Grant Federal Transit Administration Section 5309-A (AGC Insured)	6.00	6-1-2024	2,000,000	2,037,380
Illinois Toll Highway Authority Series A-1	5.25	1-1-2026	3,500,000	3,671,955

				5,709,335

Water & Sewer Revenue: 0.99%
Chicago IL Second Lien	5.00	11-1-2022	1,730,000	1,914,539
Chicago IL Second Lien	5.00	11-1-2023	1,515,000	1,662,213
Chicago IL Second Lien	5.00	11-1-2025	620,000	675,205
Chicago IL Second Lien	5.00	11-1-2026	2,000,000	2,172,980
Chicago IL Second Lien	5.00	11-1-2028	3,000,000	3,245,490
Chicago IL Second Lien	5.00	11-1-2029	1,490,000	1,609,409
Chicago IL Second Lien	5.00	11-1-2033	1,000,000	1,089,170
Chicago IL Waste Water Transmission Second Lien	5.00	1-1-2022	1,340,000	1,459,407
Chicago IL Waste Water Transmission Second Lien	5.00	1-1-2023	1,935,000	2,095,915
Chicago IL Waste Water Transmission Second Lien	5.00	1-1-2024	2,000,000	2,163,520
Chicago IL Waste Water Transmission Second Lien	5.00	1-1-2027	2,670,000	2,931,553
Chicago IL Waste Water Transmission Second Lien	5.00	1-1-2032	1,000,000	1,077,490
Chicago IL Waste Water Transmission Second Lien	5.00	1-1-2033	1,000,000	1,073,350
Chicago IL Waste Water Transmission Second Lien	5.00	1-1-2034	1,000,000	1,071,290

				24,241,531

				382,964,995

Indiana: 1.58%

Education Revenue: 0.04%
University of Southern Indiana Student Fee Series J (AGC Insured)	5.00	10-1-2019	1,000,000	1,040,570

Health Revenue: 0.25%
Indiana Finance Authority Parkview Health Project Unrefunded Bond	5.50	5-1-2024	810,000	835,718
Indiana HFFA Ascension Health Subordinated Credit Group Series A-3	1.35	11-1-2027	2,755,000	2,714,694
Knox County IN EDA Series A	5.00	4-1-2022	925,000	986,642
Knox County IN EDA Series A	5.00	4-1-2023	665,000	711,011
Knox County IN EDA Series A	5.00	4-1-2026	750,000	791,820

				6,039,885

Industrial Development Revenue: 0.11%
Indiana Finance Authority Duke Energy Indiana Incorporated Series 2009A-4 (Sumitomo Mitsui Banking LOC) ø	1.55	12-1-2039	2,600,000	2,600,000

Miscellaneous Revenue: 1.03%
Dubois IN Greater Jasper School Building Corporation First Mortgage Bond	5.00	7-15-2029	1,500,000	1,775,370
Indiana Bond Bank Special Program Series A (AGM Insured)	5.00	9-1-2022	1,545,000	1,691,188
Indiana Finance Authority Stadium Project Series A	5.25	2-1-2028	2,000,000	2,332,140
Indiana Finance Authority State Revolving Fund Program Series C	5.00	2-1-2029	7,275,000	8,712,686
Indianapolis IN Local Public Improvement Bond Bank Series E	5.00	1-1-2027	760,000	894,231
Indianapolis IN Local Public Improvement Bond Bank Series E	5.00	1-1-2028	1,000,000	1,172,870

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Intermediate Tax/AMT-Free Fund	23

Security name	Interest rate	Maturity date	Principal	Value

Miscellaneous Revenue (continued)
Indianapolis IN Local Public Improvement Bond Bank Series E	5.00%	1-1-2029	$735,000	$856,047
Indianapolis IN Local Public Improvement Bond Bank Series E	5.00	1-1-2030	1,375,000	1,597,379
Indianapolis IN Local Public Improvement Bond Bank Series E	5.00	1-1-2031	1,000,000	1,160,990
Indianapolis IN Local Public Improvement Bond Bank Series E	5.00	1-1-2033	1,545,000	1,781,246
Indianapolis IN Local Public Improvement Bond Bank Series E	5.00	1-1-2034	2,000,000	2,295,600
Valparaiso IN Multi-Schools Building Corporation	5.00	7-15-2024	750,000	857,108

				25,126,855

Water & Sewer Revenue: 0.15%
Indiana Finance Authority Clean Water Act Project Series A	5.00	10-1-2031	1,035,000	1,173,452
Indiana Finance Authority Wastewater Utilities CWA Authority Project Series A	5.00	10-1-2030	2,315,000	2,628,960

				3,802,412

				38,609,722

Iowa: 1.52%

Education Revenue: 0.26%
Iowa Higher Education Loan Authority Private College Facility RAN	1.00	9-1-2018	1,065,000	1,063,892
Iowa Student Loan Liquidity Corporation Series 1	5.25	12-1-2018	5,285,000	5,355,925

				6,419,817

GO Revenue: 0.11%
Altoona IA Annual Appropriation Urban Renewal Refunding Bond	5.00	6-1-2027	2,310,000	2,626,193

Industrial Development Revenue: 1.15%
Iowa Finance Authority Midwestern Disaster Area Project (Korea Development Bank LOC) ø	1.73	4-1-2022	27,900,000	27,900,000

				36,946,010

Kansas: 0.24%

Health Revenue: 0.06%
Kansas Development Finance Authority Health Facilities Series F	5.00	11-15-2021	1,300,000	1,424,995

Miscellaneous Revenue: 0.12%
Kansas Development Finance Authority Agro-Defense Facility Series G	5.00	4-1-2030	2,650,000	2,932,040

Tax Revenue: 0.06%
Wyandotte County & Kansas City KS Special Obligation Vacation Village Project Area 4 Major Multi-Sport Athletic Complex Project CAB Series 2015 144A¤	0.00	9-1-2034	3,930,000	1,427,494

				5,784,529

Kentucky: 0.64%

Health Revenue: 0.05%
Kentucky EDFA Catholic Health Initiative Series B2 (1 Month LIBOR + 0.90%) ±	2.25	2-1-2046	1,250,000	1,250,025

Tax Revenue: 0.22%
Kentucky Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XG0161 (AGM Insured, Bank of America NA LIQ) 144Aø	1.71	12-1-2041	5,460,000	5,460,000

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Transportation Revenue: 0.37%
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project CAB Series B ¤	0.00%	7-1-2020	$1,000,000	$948,480
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project CAB Series B ¤	0.00	7-1-2021	2,750,000	2,526,563
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project CAB Series B ¤	0.00	7-1-2022	4,320,000	3,835,555
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project CAB Series B ¤	0.00	7-1-2025	1,020,000	766,520
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project CAB Series B ¤	0.00	7-1-2029	1,400,000	880,726

				8,957,844

				15,667,869

Louisiana: 1.54%

Airport Revenue: 0.03%
New Orleans LA Aviation Board North Terminal Project Series A	5.00	1-1-2033	750,000	856,305

Education Revenue: 0.21%
Louisiana Public Facilities Authority Loyola University Project CAB ¤	0.00	10-1-2027	3,380,000	2,918,292
Louisiana Public Facilities Authority Loyola University Project CAB ¤	0.00	10-1-2028	2,500,000	2,173,675

				5,091,967

Miscellaneous Revenue: 0.87%
Lafayette LA Communications System (AGM Insured)	5.00	11-1-2025	1,500,000	1,706,550
Louisiana Correctional Facilities Corporation ( Ambac Insured)	5.00	9-1-2019	1,000,000	1,037,170
Louisiana Local Government Environmental Facilities & CDA Project 391 (Build America Mutual Assurance Company Insured)	5.00	10-1-2028	1,500,000	1,767,195
Louisiana Public Facilities Authority Archdiocese of New Orleans Project	5.00	7-1-2024	1,000,000	1,128,870
Louisiana Public Facilities Authority Archdiocese of New Orleans Project	5.00	7-1-2025	600,000	683,322
Louisiana Public Facilities Authority Archdiocese of New Orleans Project	5.00	7-1-2026	500,000	573,675
Louisiana Unclaimed Property Special Bond 1-49 South Project	5.00	9-1-2026	2,000,000	2,303,260
Louisiana Unclaimed Property Special Bond 1-49 South Project	5.00	9-1-2027	2,700,000	3,105,594
Louisiana Unclaimed Property Special Bond 1-49 South Project	5.00	9-1-2028	2,405,000	2,761,205
Louisiana Unclaimed Property Special Bond 1-49 South Project	5.00	9-1-2029	2,695,000	3,082,837
Louisiana Unclaimed Property Special Bond 1-49 South Project	5.00	9-1-2030	2,700,000	3,075,408

				21,225,086

Tax Revenue: 0.24%
Jefferson LA Sales Tax District Series B (AGM Insured)	5.00	12-1-2031	1,000,000	1,153,150
Jefferson LA Sales Tax District Series B (AGM Insured)	5.00	12-1-2032	1,000,000	1,152,270
St. Bernard Parish LA Sales Tax Refunding Bond	4.00	3-1-2023	3,405,000	3,615,974

				5,921,394

Transportation Revenue: 0.14%
Greater New Orleans LA Expressway Commission Toll Subordinate Lien Bond (AGM Insured)	5.00	11-1-2031	1,000,000	1,146,220
Greater New Orleans LA Expressway Commission Toll Subordinate Lien Bond (AGM Insured)	5.00	11-1-2032	1,000,000	1,144,090

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Intermediate Tax/AMT-Free Fund	25

Security name	Interest rate	Maturity date	Principal	Value

Transportation Revenue (continued)
Greater New Orleans LA Expressway Commission Toll Subordinate Lien Bond (AGM Insured)	5.00%	11-1-2033	$1,000,000	$1,140,530

				3,430,840

Water & Sewer Revenue: 0.05%
Louisiana Local Government Environmental Facilities & CDA East Baton Rouge Series A	5.00	2-1-2030	1,000,000	1,117,240

				37,642,832

Maine: 0.24%

Education Revenue: 0.24%
Maine Health and HEFAR University of New England Issue Series A	5.00	7-1-2029	1,015,000	1,162,794
Maine Health and HEFAR University of New England Issue Series A	5.00	7-1-2030	1,200,000	1,370,688
Maine Health and HEFAR University of New England Issue Series A	5.00	7-1-2032	1,415,000	1,612,704
Maine Health and HEFAR University of New England Issue Series A	5.00	7-1-2033	1,485,000	1,683,797

				5,829,983

Maryland: 1.78%

Education Revenue: 0.13%
Maryland Economic Development Corporation Salisbury University Project	5.00	6-1-2027	500,000	530,935
Westminster MD Educational Facilities McDaniel College	5.00	11-1-2026	2,450,000	2,749,121

				3,280,056

GO Revenue: 1.04%
Maryland Series B	4.00	8-1-2023	5,000,000	5,460,250
Maryland Series B ##	4.00	8-1-2024	15,000,000	16,527,900
Maryland Series C	5.00	8-1-2022	2,975,000	3,330,215

				25,318,365

Housing Revenue: 0.41%
Maryland CDA Waverly View Apartments Series G	1.15	2-1-2019	5,000,000	5,000,000
Maryland Department of Housing & Community Development Calvin Mowbray & Stephen Camper Park Project Series E 144A	1.35	1-1-2019	5,000,000	4,981,900

				9,981,900

Miscellaneous Revenue: 0.14%
Maryland CDA Local Government Infrastructure Bond Series A-2	2.00	6-1-2022	460,000	452,106
Prince Georges County MD Upper Marlboro Courthouse Project Series A	5.00	5-1-2028	1,215,000	1,452,447
Prince Georges County MD Upper Marlboro Courthouse Project Series A	5.00	5-1-2029	1,275,000	1,514,483

				3,419,036

Tax Revenue: 0.06%
Howard County MD Downtown Columbia Project Series A 144A	4.00	2-15-2028	500,000	512,870
Howard County MD Downtown Columbia Project Series A 144A	4.13	2-15-2034	1,000,000	1,006,790

				1,519,660

				43,519,017

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Massachusetts: 1.51%

Education Revenue: 0.23%
Massachusetts Development Finance Agency Lasell College	5.00%	7-1-2021	$1,780,000	$1,910,278
Massachusetts Development Finance Agency Merrimack College Series A	5.00	7-1-2021	1,035,000	1,113,546
Massachusetts Development Finance Agency Sabis International Charter Series A	6.55	4-15-2020	615,000	653,825
Massachusetts HEFA Harvard University Series A	5.00	12-15-2029	1,890,000	1,981,722

				5,659,371

GO Revenue: 0.75%
Boston MA Series A	5.00	4-1-2026	5,790,000	6,777,079
Massachusetts Consolidated Loan Series D	5.00	9-1-2028	10,000,000	11,608,200

				18,385,279

Miscellaneous Revenue: 0.53%
Massachusetts Consolidated Loan Series D	1.05	8-1-2043	10,000,000	9,849,800
Massachusetts Consolidated Loan Series I	5.00	12-1-2030	2,570,000	3,009,933

				12,859,733

				36,904,383

Michigan: 3.48%

Airport Revenue: 0.07%
Wayne County MI Airport Authority Detroit Metropolitan Bond Series A	5.00	12-1-2032	800,000	918,304
Wayne County MI Airport Authority Detroit Metropolitan Bond Series A	5.00	12-1-2034	600,000	685,578

				1,603,882

Education Revenue: 0.37%
Flint MI International Academy	5.38	10-1-2022	2,270,000	2,270,908
Flint MI International Academy	5.50	10-1-2027	1,985,000	1,985,139
Michigan Finance Authority Limited Obligation Public School Academy Cesar Chavez Academy Project	5.00	2-1-2022	2,080,000	2,108,517
Western Michigan University Board of Trustees	5.25	11-15-2027	600,000	681,720
Western Michigan University Board of Trustees	5.25	11-15-2029	1,000,000	1,134,050
Western Michigan University Board of Trustees (AGM Insured)	5.25	11-15-2033	750,000	850,943

				9,031,277

GO Revenue: 0.50%
Eaton Rapids MI Public Schools (Qualified School Board Loan Fund Insured)	5.00	5-1-2022	1,785,000	1,975,781
Hazel Park MI School District (AGM/Qualified School Board Loan Fund Insured)	5.00	5-1-2020	1,160,000	1,227,709
Kent County MI	5.00	1-1-2025	1,000,000	1,016,880
Kent County MI Limited Tax Capital Improvement Bond	5.00	6-1-2030	1,040,000	1,211,756
Pinckney MI Community School District (Qualified School Board Loan Fund Insured)	5.00	5-1-2025	2,040,000	2,305,465
Pinckney MI Community School District (Qualified School Board Loan Fund Insured)	5.00	5-1-2026	2,505,000	2,817,975
Southfield MI 2015 Street Improvement	4.00	5-1-2025	1,490,000	1,619,690

				12,175,256

Health Revenue: 0.32%
Michigan Finance Authority Sparrow Obligated Group	5.00	11-15-2023	400,000	446,908
Michigan Finance Authority Sparrow Obligated Group	5.00	11-15-2026	800,000	885,720

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Intermediate Tax/AMT-Free Fund	27

Security name	Interest rate	Maturity date	Principal	Value

Health Revenue (continued)
Michigan Hospital Finance Authority Ascension Health Senior Credit Group Series F-2	1.90%	11-15-2047	$6,570,000	$6,550,750

				7,883,378

Miscellaneous Revenue: 0.62%
Macomb MI Interceptor Drainage	5.00	5-1-2024	1,750,000	1,849,873
Macomb MI Interceptor Drainage	5.00	5-1-2025	1,750,000	1,849,873
Macomb MI Interceptor Drainage	5.00	5-1-2026	1,930,000	2,040,145
Michigan Grant Anticipation Refunding Bond	5.00	3-15-2025	3,000,000	3,459,930
Michigan Municipal Bond Authority Local Government Loan Program Series B Group A (Ambac Insured)	5.00	12-1-2018	1,020,000	1,022,275
Michigan Public Educational Facilities Authority Limited Obligation Chandler Park Academy	5.60	11-1-2018	215,000	215,256
Michigan Strategic Fund Limited Obligation Cadillac Place Office Building Project	5.25	10-15-2025	4,165,000	4,592,954

				15,030,306

Tax Revenue: 0.64%
Michigan Finance Authority Local Government Loan Program Series F	4.00	10-1-2024	3,000,000	3,148,620
Michigan Strategic Fund Limited Obligation Events Center Project Series A	4.13	7-1-2045	12,500,000	12,520,125

				15,668,745

Water & Sewer Revenue: 0.96%
Great Lakes MI Water Authority Sewage Disposal System Series C	5.00	7-1-2030	3,350,000	3,784,998
Michigan Finance Authority Local Government Loan Program Series D (National Insured)	5.00	7-1-2025	1,000,000	1,124,740
Michigan Finance Authority Local Government Loan Program Series D	5.00	7-1-2030	12,000,000	13,287,000
Michigan Finance Authority Local Government Loan Program Series D (AGM Insured)	5.00	7-1-2035	2,750,000	3,046,505
Michigan Finance Authority Local Government Loan Program Series D (AGM Insured)	5.00	7-1-2037	2,000,000	2,211,020

				23,454,263

				84,847,107

Minnesota: 0.10%

Health Revenue: 0.10%
St. Louis Park MN Nicollett Health Services Series C	5.50	7-1-2023	2,500,000	2,500,000

Mississippi: 0.54%

Miscellaneous Revenue: 0.49%
Mississippi Development Bank Special Obligation Jackson Public School District Project Series A	5.00	4-1-2020	1,000,000	1,052,030
Mississippi Development Bank Special Obligation Jackson Water & Sewer System Project Series A (AGM Insured)	5.00	9-1-2030	10,000,000	10,882,700

				11,934,730

Water & Sewer Revenue: 0.05%
Mississippi Development Bank Special Obligation Jackson Water & Sewer System Project (AGM Insured)	6.00	12-1-2023	1,145,000	1,341,562

				13,276,292

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Missouri: 0.43%

Airport Revenue: 0.02%
St. Louis MO Lambert St. Louis International Airport Series A-1	6.00%	7-1-2019	$415,000	$432,355

Education Revenue: 0.10%
Missouri HEFA Webster University Project	5.00	4-1-2027	2,155,000	2,452,261

GO Revenue: 0.05%
Belton MO School District #124 Missouri Direct Deposit Program Project	5.00	3-1-2026	750,000	881,108
Belton MO School District #124 Missouri Direct Deposit Program Project	5.50	3-1-2029	400,000	492,568

				1,373,676

Miscellaneous Revenue: 0.25%
Kansas City MO Municipal Assistance Corporation CAB Series B-1 (Ambac Insured) ¤	0.00	4-15-2022	3,640,000	3,301,080
Poplar Bluff MO School District (AGM Insured)	5.00	3-1-2032	1,500,000	1,676,595
Poplar Bluff MO School District (AGM Insured)	5.00	3-1-2034	1,000,000	1,112,190

				6,089,865

Tax Revenue: 0.01%
Manchester MO Highway 141 Manchester Road Project	6.00	11-1-2025	195,000	194,524

				10,542,681

Nebraska: 0.12%

Health Revenue: 0.04%
Lincoln County NE Hospital Authority Great Plains Regional Medical Center	5.00	11-1-2024	1,000,000	1,083,320

Utilities Revenue: 0.08%
Municipal Energy Agency of Nebraska Series A (BHAC Insured)	5.00	4-1-2019	500,000	512,780
Nebraska Central Plains Energy Gas Project #3	5.00	9-1-2027	1,290,000	1,411,312

				1,924,092

				3,007,412

Nevada: 1.53%

Airport Revenue: 0.36%
Clark County NV Airport Series C (AGM Insured)	5.00	7-1-2023	5,600,000	5,787,096
Clark County NV Airport Series D	5.00	7-1-2024	2,750,000	2,878,755

				8,665,851

GO Revenue: 1.08%
Clark County NV Refunding Bond	5.00	6-1-2030	3,905,000	4,588,375
Clark County NV Refunding Bond Series B	5.00	11-1-2028	5,000,000	5,856,400
Clark County NV Stadium Improvement Bond Series A	5.00	6-1-2032	1,615,000	1,916,004
Clark County NV Water Reclamation District	5.00	7-1-2027	4,155,000	4,817,764
Clark County NV Water Reclamation District Series A	5.25	7-1-2038	2,880,000	2,983,882
Las Vegas NV Series A	5.00	5-1-2031	1,985,000	2,246,742
Las Vegas NV Valley Water District Series A	4.00	6-1-2028	1,665,000	1,803,878
Las Vegas NV Valley Water District Series B	5.00	6-1-2030	1,945,000	2,251,201

				26,464,246

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Intermediate Tax/AMT-Free Fund	29

Security name	Interest rate	Maturity date	Principal	Value

Miscellaneous Revenue: 0.09%
Las Vegas NV Special Improvement District #607	4.00%	6-1-2019	$665,000	$671,996
Las Vegas NV Special Improvement District #607	4.00	6-1-2020	555,000	566,883
Las Vegas NV Special Improvement District #607	4.00	6-1-2021	725,000	745,257
Las Vegas NV Special Improvement District #607	4.25	6-1-2024	200,000	205,572

				2,189,708

				37,319,805

New Hampshire: 0.05%

Housing Revenue: 0.05%
New Hampshire HFA Single Family Mortgage Acquisition Series E & F	4.80	7-1-2028	1,120,000	1,136,296

New Jersey: 3.76%

Airport Revenue: 0.19%
South Jersey NJ Port Corporation Marine Terminal Refunding Bond Series S	5.00	1-1-2028	2,130,000	2,339,017
South Jersey NJ Port Corporation Marine Terminal Refunding Bond Series S	5.00	1-1-2029	2,200,000	2,406,778

				4,745,795

Education Revenue: 0.42%
New Jersey HEFAR Student Assistance Authority Series A	5.00	6-1-2019	9,860,000	10,131,939

GO Revenue: 0.58%
Middlesex County NJ	2.00	6-1-2024	1,845,000	1,828,690
Montclair NJ General Improvement Refunding Bond Series A	4.00	3-1-2024	500,000	549,045
Montclair NJ School Refunding Bond Series B	4.00	3-1-2026	500,000	556,780
Trenton City NJ (Build America Mutual Assurance Company Insured)	5.00	12-1-2022	1,630,000	1,799,161
Trenton City NJ (Build America Mutual Assurance Company Insured)	5.00	12-1-2024	1,775,000	1,999,342
Trenton City NJ (Build America Mutual Assurance Company Insured)	5.00	12-1-2025	1,860,000	2,109,463
Trenton City NJ (Build America Mutual Assurance Company Insured)	5.00	12-1-2026	1,000,000	1,143,420
Union County NJ General Improvement Bond	3.00	3-1-2026	4,165,000	4,267,626

				14,253,527

Miscellaneous Revenue: 2.02%
Essex County NJ Import Authority Series A	6.00	11-1-2025	5,000,000	5,282,550
New Jersey EDA Motor Vehicle Surcharge Revenue Refunding Bond Series A	3.13	7-1-2029	1,000,000	980,350
New Jersey EDA Motor Vehicle Surcharges Series A	5.00	7-1-2033	2,500,000	2,714,850
New Jersey EDA Prerefunded Bond Motor Vehicle Surcharges Series A (National Insured)	5.25	7-1-2026	540,000	649,604
New Jersey EDA School Facilities Construction Refunding Bond Project Series NN	5.00	3-1-2026	9,830,000	10,454,303
New Jersey EDA School Facilities Construction Refunding Bond Series NN	5.00	3-1-2021	4,315,000	4,568,032
New Jersey EDA School Facilities Construction Refunding Bond Series NN	5.00	3-1-2023	3,000,000	3,245,490
New Jersey EDA Series XX	5.00	6-15-2022	5,020,000	5,399,060
New Jersey EDA Unrefunded Bond Motor Vehicle Surcharges Series A (National Insured)	5.25	7-1-2026	2,320,000	2,635,613
New Jersey Educational Facilities Authority	5.00	6-15-2026	3,015,000	3,252,612
New Jersey Sports & Exposition Authority (National Insured)	5.50	3-1-2022	1,755,000	1,970,093
New Jersey TTFA Series A	5.00	6-15-2020	4,000,000	4,198,480
New Jersey TTFA Series A	5.25	6-15-2024	1,695,000	1,811,769
New Jersey TTFA Series A	5.25	6-15-2025	2,000,000	2,131,940

				49,294,746

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Tobacco Revenue: 0.11%
New Jersey EDA Cigarette Tax Refunding Bond	5.00%	6-15-2021	$2,500,000	$2,672,975

Transportation Revenue: 0.44%
New Jersey TTFA Series A	5.25	12-15-2020	1,305,000	1,387,828
New Jersey TTFA Series C	5.25	6-15-2032	2,500,000	2,701,125
New Jersey TTFA Unrefunded Balance Bond (National Insured)	5.25	12-15-2021	6,000,000	6,531,720

				10,620,673

				91,719,655

New Mexico: 0.79%

GO Revenue: 0.14%
Albuquerque, Bernalillo & Sandoval Counties NM Municipal School District #12	5.00	8-1-2025	400,000	467,036
Albuquerque, Bernalillo & Sandoval Counties NM Municipal School District #12	5.00	8-1-2026	1,205,000	1,424,093
Albuquerque, Bernalillo & Sandoval Counties NM Municipal School District #12	5.00	8-1-2034	1,150,000	1,357,506

				3,248,635

Housing Revenue: 0.05%
New Mexico Mortgage Finance Authority SFMR Class I Series A (GNMA/FNMA/FHLMC Insured)	4.63	9-1-2025	870,000	890,845
New Mexico Mortgage Finance Authority SFMR Class I Series B (GNMA/FNMA/FHLMC Insured)	5.00	3-1-2028	310,000	324,527

				1,215,372

Miscellaneous Revenue: 0.46%
Clayton NM Jail Project Improvement & Refunding Bond (National Insured)	5.00	11-1-2028	9,265,000	10,193,724
Clayton NM Jail Project Improvement & Refunding Bond (National Insured)	5.00	11-1-2029	1,000,000	1,096,170

				11,289,894

Utilities Revenue: 0.09%
New Mexico Municipal Energy Acquisition Authority Gas Supply Subordinate Bond Series B (1 Month LIBOR + 0.75%) (Royal Bank of Canada SPA) ±	2.08	11-1-2039	2,250,000	2,252,115

Water & Sewer Revenue: 0.05%
Albuquerque & Bernalillo Counties NM Water Utility Authority Series B	5.00	7-1-2024	1,000,000	1,150,380

				19,156,396

New York: 8.07%

Airport Revenue: 0.19%
Port Authority New York & New Jersey Special Obligation	5.00	12-1-2020	4,500,000	4,688,595

Education Revenue: 0.80%
Dutchess County NY Local Development Corporation The Culinary Institute of America Project Series A-1	5.00	7-1-2027	685,000	780,695
Dutchess County NY Local Development Corporation The Culinary Institute of America Project Series A-1	5.00	7-1-2030	365,000	411,570
Hempstead NY Local Development Corporation The Academy Charter School Project Series A	6.24	2-1-2047	1,750,000	1,641,675
Hempstead Town NY Local Development Corporation The Academy Charter School Project Series A	5.89	2-1-2032	2,745,000	2,619,087

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Intermediate Tax/AMT-Free Fund	31

Security name	Interest rate	Maturity date	Principal	Value

Education Revenue (continued)
Hempstead Town NY Local Development Corporation The Academy Charter School Project Series A	7.65%	2-1-2044	$2,720,000	$2,811,773
Monroe County NY Industrial Development Monroe Community College Project Series A (AGM Insured)	5.00	1-15-2022	790,000	862,822
Monroe County NY Industrial Development Monroe Community College Project Series A (AGM Insured)	5.00	1-15-2023	645,000	716,034
Monroe County NY Industrial Development Monroe Community College Project Series A (AGM Insured)	5.00	1-15-2024	905,000	1,018,740
Monroe County NY Industrial Development St. John Fisher College Project Series A	5.00	6-1-2020	2,125,000	2,252,160
New York Dormitory Authority Mount Sinai School of Medicine	5.50	7-1-2022	2,000,000	2,076,240
Niagara NY Area Development Corporation	5.00	5-1-2020	1,160,000	1,224,055
Niagara NY Area Development Corporation	5.00	5-1-2022	1,350,000	1,487,997
Troy NY Capital Resource Corporation Rensselaer Polytechnic Series B	5.00	9-1-2020	1,430,000	1,522,764

				19,425,612

GO Revenue: 1.55%
Nassau County NY	5.00	10-1-2024	7,965,000	9,129,164
New York NY Fiscal 2008 Series J Subordinate Bond Series J-5 (Bank of America NA SPA) ø	1.59	8-1-2028	4,855,000	4,855,000
New York NY Series B	5.00	12-1-2032	2,000,000	2,321,160
New York NY Series C	5.00	8-1-2031	5,000,000	5,685,500
New York NY Series C & D	5.00	8-1-2028	3,000,000	3,496,740
New York NY Subordinate Bond Series H-5 (Dexia Credit Local LOC) ø	1.65	3-1-2034	10,000,000	10,000,000
Suffolk NY Public Improvement Serial Bond Series A (AGM Insured)	3.00	6-1-2019	1,180,000	1,195,305
Yonkers NY Series A (AGM Insured)	5.00	10-1-2024	1,000,000	1,101,050

				37,783,919

Health Revenue: 0.03%
New York Dormitory Authority United Health Hospitals (FHA Insured)	4.50	8-1-2018	785,000	786,986

Miscellaneous Revenue: 0.53%
New York Dormitory Authority Interagency Council Pooled Loan Series A-1	4.00	7-1-2019	740,000	757,449
New York Dormitory Authority Series D	5.00	10-1-2031	2,005,000	2,351,304
New York Dormitory Authority State University Educational Facilities Series A	5.50	5-15-2019	1,235,000	1,277,348
New York NY Transitional Finance Authority Building Aid Bond Series S-1	5.00	7-15-2032	2,500,000	2,912,400
New York NY Trust for Cultural Resources Series A-1	5.00	7-1-2031	2,475,000	2,637,954
New York Urban Development Corporation Series D (AGC Insured)	5.50	1-1-2019	3,000,000	3,060,090

				12,996,545

Tax Revenue: 2.82%
New York Convention Center Development Corporation	5.00	11-15-2028	8,000,000	9,250,400
New York Dormitory Authority Series 2015-A	5.00	3-15-2028	5,000,000	5,769,850
New York Dormitory Authority Series 2016-A	5.00	2-15-2031	3,000,000	3,487,950
New York Dormitory Authority Series 2017-A	5.00	2-15-2031	10,000,000	11,673,700
New York Dormitory Authority Series B (Ambac Insured)	5.50	3-15-2025	3,885,000	4,650,034
New York Metropolitan Transportation Authority Dedicated Tax Fund Series A	5.00	11-15-2024	6,010,000	6,754,819
New York NY Transitional Finance Authority Prerefunded Balance Bond Series A	5.00	5-1-2023	2,875,000	2,959,094
New York NY Transitional Finance Authority Series B	5.00	8-1-2027	1,115,000	1,280,734
New York NY Transitional Finance Authority Series C	5.00	11-1-2027	5,000,000	5,783,350
New York NY Transitional Finance Authority Subordinate Bond Series A-2 (Dexia Credit Local LIQ) ø	1.65	11-1-2022	5,810,000	5,810,000
New York NY Transitional Finance Authority Subordinate Bond Series B-1	5.00	11-1-2028	1,000,000	1,161,330

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Tax Revenue (continued)
New York Urban Development Corporation Personal Income Tax Series A	5.00%	3-15-2031	$3,815,000	$4,331,627
New York Urban Development Corporation Personal income Tax Series A	5.00	3-15-2032	5,000,000	5,749,500

				68,662,388

Tobacco Revenue: 0.04%
Suffolk NY Tobacco Asset Securitization Corporation Tobacco Settlement Series B	4.00	6-1-2022	420,000	455,402
Suffolk NY Tobacco Asset Securitization Corporation Tobacco Settlement Series B	5.00	6-1-2023	500,000	559,150

				1,014,552

Transportation Revenue: 1.89%
New York Metropolitan Transportation Authority Series A	5.00	11-15-2030	4,010,000	4,434,418
New York Metropolitan Transportation Authority Series C	5.25	11-15-2028	5,000,000	5,835,500
New York Metropolitan Transportation Authority Series C	5.25	11-15-2029	11,100,000	12,890,541
New York Metropolitan Transportation Authority Series C	5.25	11-15-2030	8,350,000	9,696,939
New York Metropolitan Transportation Authority Series C	5.25	11-15-2031	4,500,000	5,203,215
New York Metropolitan Transportation Authority Series D	5.00	11-15-2027	2,000,000	2,281,860
New York Metropolitan Transportation Authority Series F	5.00	11-15-2025	2,490,000	2,895,472
New York Metropolitan Transportation Authority Series F	5.00	11-15-2028	2,450,000	2,714,649

				45,952,594

Utilities Revenue: 0.06%
New York Utility Debt Securitization Authority	5.00	12-15-2032	1,250,000	1,417,825

Water & Sewer Revenue: 0.16%
Nassau NY Water Authority Series A	5.00	4-1-2027	350,000	400,712
Nassau NY Water Authority Series A	5.00	4-1-2028	300,000	342,075
Nassau NY Water Authority Series B	5.00	4-1-2024	400,000	455,484
Nassau NY Water Authority Series B	5.00	4-1-2026	755,000	867,910
New York NY Municipal Water Finance Authority Fiscal 2015 Series GG	5.00	6-15-2029	1,645,000	1,897,919

				3,964,100

				196,693,116

North Carolina: 0.18%

Health Revenue: 0.06%
New Hanover County NC Regional Medical Center	5.00	10-1-2022	250,000	278,748
New Hanover County NC Regional Medical Center	5.00	10-1-2023	1,000,000	1,134,230

				1,412,978

Miscellaneous Revenue: 0.12%
North Carolina Grant Anticipation Vehicle Bond	5.00	3-1-2029	2,470,000	2,817,356
Onslow County NC Limited Obligation Series A	4.00	6-1-2022	90,000	96,282

				2,913,638

				4,326,616

North Dakota: 0.01%

Housing Revenue: 0.01%
North Dakota Housing Finance Agency Series D	4.50	1-1-2029	255,000	257,611

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Intermediate Tax/AMT-Free Fund	33

Security name	Interest rate	Maturity date	Principal	Value

Ohio: 1.00%

Education Revenue: 0.04%
Summit County OH Port Authority University of Akron Student Housing Project	5.25%	1-1-2024	$685,000	$742,917
Summit County OH Port Authority University of Akron Student Housing Project	5.25	1-1-2024	315,000	337,800

				1,080,717

GO Revenue: 0.09%
Columbus OH Various Purposes Series 2	5.00	7-1-2026	1,775,000	2,107,475

Miscellaneous Revenue: 0.63%
Cincinnati OH City School District Improvement Project Certificate of Participation	5.00	12-15-2024	4,815,000	5,463,436
Cincinnati OH City School District Improvement Project Certificate of Participation	5.00	12-15-2025	2,095,000	2,395,779
Clermont County OH Port Authority West Clermont Local School District Project (Build America Mutual Assurance Company Insured)	5.00	12-1-2025	500,000	575,315
Clermont County OH Port Authority West Clermont Local School District Project (Build America Mutual Assurance Company Insured)	5.00	12-1-2026	600,000	686,484
Clermont County OH Port Authority West Clermont Local School District Project (Build America Mutual Assurance Company Insured)	5.00	12-1-2028	1,250,000	1,432,863
JobsOhio Beverage System Statewide Liquor Profits Senior Lien Series A	5.00	1-1-2022	2,500,000	2,743,050
Ohio Building Authority Series A	5.00	10-1-2024	1,000,000	1,088,170
RiverSouth Authority Ohio Lazarus Building Redevelopment Series A	5.75	12-1-2027	895,000	896,853

				15,281,950

Tax Revenue: 0.12%
Cleveland OH Subordinate Lien Income Tax Refunding Bond Series B-1	5.00	10-1-2030	2,500,000	2,899,025

Transportation Revenue: 0.04%
Ohio Turnpike Commission Junior Lien Infrastructure Projects Series A-1	5.25	2-15-2029	1,000,000	1,122,420

Utilities Revenue: 0.03%
Cleveland OH Public Power System Refunding Bond ( AGM Insured)	5.00	11-15-2033	625,000	720,663

Water & Sewer Revenue: 0.05%
Ohio Water Development Authority Pollution Control Series A	5.00	12-1-2031	1,000,000	1,181,060

				24,393,310

Oklahoma: 2.89%

Airport Revenue: 0.31%
Tulsa OK Airports Improvement Trust Series D (Build America Mutual Assurance Company Insured)	5.00	6-1-2019	1,500,000	1,538,475
Tulsa OK Airports Improvement Trust Series D (Build America Mutual Assurance Company Insured)	5.00	6-1-2021	1,185,000	1,250,400
Tulsa OK Airports Improvement Trust Series D (Build America Mutual Assurance Company Insured)	5.00	6-1-2022	520,000	548,293
Tulsa OK Airports Improvement Trust Series D (Build America Mutual Assurance Company Insured)	5.00	6-1-2025	1,200,000	1,264,836
Tulsa OK Airports Improvement Trust Series D (Build America Mutual Assurance Company Insured)	5.00	6-1-2026	1,250,000	1,317,538

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Airport Revenue (continued)
Tulsa OK Airports Improvement Trust Series D (Build America Mutual Assurance Company Insured)	5.00%	6-1-2027	$1,000,000	$1,054,030
Tulsa OK Airports Improvement Trust Series D (Build America Mutual Assurance Company Insured)	5.00	6-1-2028	500,000	527,015

				7,500,587

Health Revenue: 0.07%
Oklahoma Development Finance Authority Health System Revenue OU Medicine Project Series B	5.00	8-15-2025	600,000	671,064
Oklahoma Development Finance Authority Health System Revenue OU Medicine Project Series B	5.00	8-15-2027	900,000	1,017,315

				1,688,379

Housing Revenue: 0.15%
Tulsa County OK Industrial Authority MFHR Quail Creek Villa	1.30	5-1-2020	3,700,000	3,694,154

Miscellaneous Revenue: 1.97%
Cache OK Educational Facilities Authority Cache Public Schools Project Series A	5.00	9-1-2024	2,905,000	3,306,558
Cache OK Educational Facilities Authority Cache Public Schools Project Series A	5.00	9-1-2025	3,055,000	3,511,784
Canadian County OK Education Facilities Authority Mustang Public Schools Project	4.00	9-1-2025	1,110,000	1,209,401
Canadian County OK Education Facilities Authority Mustang Public Schools Project	5.00	9-1-2027	2,000,000	2,325,300
Canadian County OK Education Facilities Authority Mustang Public Schools Project	5.00	9-1-2028	2,180,000	2,524,222
Carter County OK Public Facilities Authority Educational Facilities Plainview Public School Project	5.00	12-1-2026	1,000,000	1,150,890
Carter County OK Public Facilities Authority Educational Facilities Plainview Public School Project	5.00	12-1-2027	1,000,000	1,144,480
Carter County OK Public Facilities Authority Educational Facilities Plainview Public School Project	5.00	12-1-2028	1,285,000	1,466,558
Cleveland County OK Educational Facilities Authority Noble Public Schools Project	5.00	9-1-2027	700,000	815,654
Cleveland County OK Educational Facilities Authority Noble Public Schools Project	5.00	9-1-2028	400,000	463,652
Cleveland County OK Educational Facilities Authority Noble Public Schools Project	5.00	9-1-2029	250,000	288,050
Cleveland County OK Educational Facilities Authority Noble Public Schools Project	5.00	9-1-2030	625,000	717,975
Cleveland County OK Educational Facilities Authority Noble Public Schools Project	5.00	9-1-2031	675,000	773,672
Comanche County OK Educational Facilities Authority Elgin Public Schools Project Series A	5.00	12-1-2032	1,600,000	1,840,816
Creek County OK Educational Facilities Sapulpa Public Schools Project	5.00	9-1-2023	3,000,000	3,385,740
Cushing OK Educational Facilities Authority	5.00	9-1-2022	2,210,000	2,451,907
Dewey County OK Educational Facilities Authority Seiling Public Schools Project	5.00	9-1-2026	1,230,000	1,418,399
Dewey County OK Educational Facilities Authority Seiling Public Schools Project	5.00	9-1-2027	1,240,000	1,418,300
Garvin County OK Educational Facilities Authority Lindsay Public Schools Project	5.00	9-1-2018	820,000	824,543
Garvin County OK Educational Facilities Authority Lindsay Public Schools Project	5.00	9-1-2019	860,000	891,768
Garvin County OK Educational Facilities Authority Lindsay Public Schools Project	5.00	9-1-2020	455,000	481,436
Garvin County OK Educational Facilities Authority Lindsay Public Schools Project	5.00	9-1-2026	1,000,000	1,134,190
Garvin County OK Educational Facilities Authority Lindsay Public Schools Project	5.00	9-1-2027	1,245,000	1,410,336
Grady County OK Educational Facilities Tuttle Public Schools Project	5.00	9-1-2023	1,000,000	1,128,580
Grady County OK Educational Facilities Tuttle Public Schools Project	5.00	9-1-2024	1,075,000	1,226,220
Grady County OK Educational Facilities Tuttle Public Schools Project	5.00	9-1-2025	500,000	575,815
Grady County OK Educational Facilities Tuttle Public Schools Project	5.00	9-1-2028	1,160,000	1,327,748
Muskogee OK Industrial Trust Educational Facilities	5.00	9-1-2020	1,000,000	1,053,970
Muskogee OK Industrial Trust Educational Facilities	5.00	9-1-2021	1,000,000	1,071,090

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Intermediate Tax/AMT-Free Fund	35

Security name	Interest rate	Maturity date	Principal	Value

Miscellaneous Revenue (continued)
Muskogee OK Industrial Trust Educational Facilities	5.00%	9-1-2022	$1,000,000	$1,087,040
Oklahoma Development Finance Authority	4.00	6-1-2023	1,270,000	1,374,610
Oklahoma Development Finance Authority	5.00	6-1-2023	1,230,000	1,388,240
Oklahoma Development Finance Authority Higher Education Master Real Property Series B	4.00	6-1-2024	1,270,000	1,379,144
Tulsa County OK Industrial Authority Educational Facilities Glenpool Public Schools Project Series A	5.00	9-1-2025	1,280,000	1,474,086

				48,042,174

Tax Revenue: 0.18%
Oklahoma City OK Public Property Authority	5.00	10-1-2026	1,495,000	1,724,064
Oklahoma City OK Public Property Authority	5.00	10-1-2027	1,140,000	1,313,052
Oklahoma City OK Public Property Authority	5.00	10-1-2028	1,265,000	1,454,333

				4,491,449

Utilities Revenue: 0.16%
Claremore OK Public Works Authority	4.00	6-1-2022	2,595,000	2,763,078
Claremore OK Public Works Authority	4.00	6-1-2023	1,010,000	1,071,135

				3,834,213

Water & Sewer Revenue: 0.05%
McGee Creek OK Authority (National Insured)	6.00	1-1-2023	1,120,000	1,214,114

				70,465,070

Oregon: 0.36%

GO Revenue: 0.24%
Washington County OR Full Faith & Credit Obligations Series B	5.00	3-1-2022	5,345,000	5,926,215

Health Revenue: 0.12%
Medford OR Hospital Facilities Authority	5.00	10-1-2020	1,155,000	1,231,958
Oregon Facilities Authority Samaritan Health Services Project Series A	5.00	10-1-2026	1,500,000	1,729,455

				2,961,413

				8,887,628

Pennsylvania: 10.21%

Education Revenue: 1.52%
Adams County PA IDA Gettysburg College Project	5.00	8-15-2024	1,500,000	1,592,460
Adams County PA IDA Gettysburg College Project	5.00	8-15-2025	1,500,000	1,591,485
Chester County PA IDA Collegium Charter School Project Series A	5.00	10-15-2027	1,500,000	1,565,370
Lycoming County PA Authority Pennsylvania College of Technology	5.50	7-1-2026	4,000,000	4,385,360
Northampton County PA General Purpose Authority College Refunding Bond	5.00	11-1-2027	1,000,000	1,201,290
Northeastern Pennsylvania Hospital & Education Authority Series A	5.00	3-1-2026	515,000	567,952
Northeastern Pennsylvania Hospital & Education Authority Series A	5.00	3-1-2028	660,000	719,512
Pennsylvania HEFAR Series AQ	5.00	6-15-2023	6,090,000	6,848,997
Pennsylvania HEFAR Series AR	5.00	6-15-2025	1,000,000	1,148,260
Pennsylvania HEFAR Series AS	5.00	6-15-2025	1,575,000	1,808,510
Pennsylvania HEFAR Series AS	5.00	6-15-2027	2,190,000	2,529,538

The accompanying notes are an integral part of these financial statements.

36	Wells Fargo Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Education Revenue (continued)
Pennsylvania HEFAR Series LL1	5.00%	11-1-2019	$880,000	$893,842
Pennsylvania HEFAR Series LL1	5.00	11-1-2020	590,000	603,883
Pennsylvania HEFAR Series LL1	5.00	11-1-2022	1,310,000	1,349,955
Pennsylvania Public School Building Authority	5.00	5-1-2023	2,185,000	2,448,795
Pennsylvania Public School Building Authority	5.00	6-15-2025	2,265,000	2,576,166
Philadelphia PA IDA	6.13	6-15-2023	930,000	996,793
Philadelphia PA IDA	5.88	6-15-2022	700,000	737,044
Philadelphia PA IDA	7.00	5-1-2026	740,000	783,127
Philadelphia PA IDA Master Charter School Aid	5.00	8-1-2020	320,000	330,026
Philadelphia PA IDA West Philadelphia Achievement Charter Elementary School Project	6.25	5-1-2021	185,000	194,646
Philadelphia PA Public School Building Authority (Build America Mutual Assurance Company Insured)	5.00	6-15-2026	2,000,000	2,247,880

				37,120,891

GO Revenue: 3.91%
Allegheny County PA Moon Area School District Series A	5.00	11-15-2024	3,400,000	3,875,864
Allegheny County PA Series 72	5.25	12-1-2033	4,000,000	4,512,360
Central Dauphin PA School District	5.00	2-1-2029	825,000	956,678
Central Dauphin PA School District	5.00	2-1-2030	1,110,000	1,282,816
Central Greene PA School District Series B (Build America Mutual Assurance Company Insured)	5.00	2-15-2019	865,000	883,935
Johnstown PA School District (AGM Insured)	5.00	8-1-2024	2,730,000	2,954,543
Pennsylvania Hills PA School District (Build America Mutual Assurance Company Insured)	4.00	10-1-2021	1,460,000	1,555,513
Pennsylvania Series 2	5.00	4-15-2023	2,000,000	2,054,740
Philadelphia PA (AGM Insured)	5.00	8-1-2025	7,000,000	8,074,640
Philadelphia PA School District Refunding Bond Series C	5.00	9-1-2018	8,065,000	8,108,954
Philadelphia PA School District Refunding Bond Series C	5.00	9-1-2021	2,200,000	2,382,138
Philadelphia PA School District Refunding Bond Series D	5.00	9-1-2022	3,750,000	4,122,863
Philadelphia PA School District Refunding Bond Series E	5.25	9-1-2021	1,490,000	1,583,408
Philadelphia PA School District Refunding Bond Series F	5.00	9-1-2028	5,000,000	5,672,450
Philadelphia PA School District Refunding Bond Series F	5.00	9-1-2029	5,000,000	5,653,200
Philadelphia PA School District Refunding Bond Series F	5.00	9-1-2031	1,240,000	1,394,405
Philadelphia PA School District Refunding Bond Series F	5.00	9-1-2032	1,000,000	1,121,480
Philadelphia PA Series A	5.00	8-1-2024	1,000,000	1,140,740
Philadelphia PA Series A	5.00	7-15-2026	3,000,000	3,340,980
Philadelphia PA Series A	5.00	8-1-2027	1,500,000	1,727,805
Philadelphia PA Series A	5.00	8-1-2033	2,000,000	2,258,080
Philadelphia PA Series A	5.25	7-15-2028	2,590,000	2,908,907
Philadelphia PA Series A	5.25	7-15-2029	4,410,000	4,943,434
Philadelphia PA Series A	5.25	7-15-2032	4,380,000	4,878,970
Pittsburgh PA Moon Area School District Series A	5.00	11-15-2029	1,000,000	1,128,690
Pittsburgh PA Series A	4.00	9-1-2022	1,000,000	1,071,590
Pittsburgh PA Series A	5.00	9-1-2022	2,060,000	2,288,104
Pittsburgh PA Series A	5.00	9-1-2023	3,810,000	4,238,282
Reading Berks PA Series A (Build America Mutual Assurance Company Insured)	5.00	11-1-2026	1,000,000	1,139,260
Reading PA School District	5.00	4-1-2021	3,120,000	3,335,810
Reading PA School District (AGM Insured)	5.00	3-1-2037	2,000,000	2,246,220

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Intermediate Tax/AMT-Free Fund	37

Security name	Interest rate	Maturity date	Principal	Value

GO Revenue (continued)
Reading PA School District (AGM Insured)	5.00%	3-1-2038	$1,735,000	$1,945,820
Scranton Lackawanna County PA School District Bond Series A (Build America Mutual Assurance Company Insured)	5.00	6-1-2037	500,000	548,285

				95,330,964

Health Revenue: 0.92%
Allegheny County PA Hospital Development Authority Series B (National Insured)	6.00	7-1-2025	2,605,000	3,164,372
Berks County PA Municipal Authority Reading Hospital & Medical Center Project Series B	3.01	11-1-2039	10,000,000	10,152,500
Cumberland County PA Diakon Lutheran Social Ministries Project	5.00	1-1-2025	1,340,000	1,504,646
Cumberland County PA Diakon Lutheran Social Ministries Project	5.00	1-1-2026	1,370,000	1,527,166
Cumberland County PA Diakon Lutheran Social Ministries Project	5.00	1-1-2027	1,225,000	1,360,203
Pennsylvania Tender Option Bond Trust Receipts/Floater Certificates Berks County IDA Health Series 2018-XM0594 (Barclays Bank plc LIQ) 144Aø	1.63	11-1-2050	4,625,000	4,625,000

				22,333,887

Miscellaneous Revenue: 2.28%
Delaware County PA Vocational & Technical School Authority (Build America Mutual Assurance Company Insured)	5.25	11-1-2033	2,000,000	2,223,080
Pennsylvania Certificate of Participation Municipal Real Estate Payment Series A	5.00	7-1-2028	400,000	457,192
Pennsylvania Certificate of Participation Municipal Real Estate Payment Series A	5.00	7-1-2029	300,000	341,307
Pennsylvania Certificate of Participation Municipal Real Estate Payment Series A	5.00	7-1-2030	375,000	425,318
Pennsylvania Certificate of Participation Retained Basic Lease Payment (AGM Insured)	5.00	11-1-2022	3,015,000	3,337,937
Pennsylvania Certificate of Participation Retained Basic Lease Payment (AGM Insured)	5.00	11-1-2023	1,900,000	2,135,505
Pennsylvania Certificate of Participation Retained Basic Lease Payment (AGM Insured)	5.00	11-1-2024	1,660,000	1,885,826
Pennsylvania Public School Building Authority (Build America Mutual Assurance Company Insured)	4.00	5-15-2021	500,000	527,285
Pennsylvania Public School Building Authority (Build America Mutual Assurance Company Insured)	4.00	5-15-2022	1,000,000	1,053,140
Pennsylvania Public School Building Authority	5.00	4-1-2020	5,600,000	5,893,328
Pennsylvania Public School Building Authority	5.00	4-1-2029	1,000,000	1,065,180
Pennsylvania Public School Building Authority Chester Upland School District Project Series B	5.25	9-15-2030	2,000,000	2,259,740
Pennsylvania Public School Building Authority City of Harrisburg Project Series A (AGM Insured)	5.00	12-1-2028	3,500,000	4,014,080
Pennsylvania Public School Building Authority City of Harrisburg Project Series A (AGM Insured)	5.00	12-1-2033	4,425,000	5,004,675
Pennsylvania Public School Building Authority Philadelphia School District Project	5.00	4-1-2024	2,000,000	2,162,700
Pennsylvania Public School Building Authority Series A (AGM Insured, Citibank NA LIQ) 144Aø	1.66	12-1-2023	5,000,000	5,000,000
Pennsylvania Public School Building Authority Series B ( AGM Insured)	5.00	6-1-2029	2,000,000	2,293,560
Pennsylvania Public School Building Authority Series B-2 (Build America Mutual Assurance Company Insured)	5.00	12-1-2024	1,250,000	1,419,750
Pennsylvania Public School Building Authority Series B-2 (Build America Mutual Assurance Company Insured)	5.00	12-1-2025	1,250,000	1,410,338
Pennsylvania Public School Building Authority Series B-2 (Build America Mutual Assurance Company Insured)	5.00	12-1-2026	1,250,000	1,404,088

The accompanying notes are an integral part of these financial statements.

38	Wells Fargo Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Miscellaneous Revenue (continued)
Pennsylvania Public School Building Authority Series B-2 (Build America Mutual Assurance Company Insured)	5.00%	12-1-2027	$1,010,000	$1,131,372
Philadelphia PA Municipal Authority Juvenile Justice Services Center	5.00	4-1-2031	3,630,000	4,074,711
Philadelphia PA Municipal Authority Juvenile Justice Services Center	5.00	4-1-2034	1,800,000	1,997,496
Southeastern Pennsylvania Transportation Authority	5.00	3-1-2028	725,000	858,219
York County PA School of Technology Authority Series A (Build America Mutual Assurance Company Insured)	5.00	2-15-2024	1,590,000	1,803,283
York County PA School of Technology Authority Series B (Build America Mutual Assurance Company Insured)	5.00	2-15-2027	800,000	905,488
York County PA School of Technology Authority Series B (Build America Mutual Assurance Company Insured)	5.00	2-15-2029	500,000	562,325

				55,646,923

Resource Recovery Revenue: 0.26%
Lancaster County PA Solid Waste Management Authority Series A	5.25	12-15-2028	5,665,000	6,319,477

Tobacco Revenue: 0.24%
Commonwealth Financing Authority Tobacco Master Settlement Payment	5.00	6-1-2027	2,500,000	2,867,300
Commonwealth Financing Authority Tobacco Master Settlement Payment	5.00	6-1-2028	2,500,000	2,884,150

				5,751,450

Transportation Revenue: 0.69%
Pennsylvania Turnpike Commission Motor License Fund-Enhanced Refunding Bond	5.00	6-1-2027	1,000,000	1,167,260
Pennsylvania Turnpike Commission Motor License Fund-Enhanced Refunding Bond	5.00	6-1-2028	1,500,000	1,733,025
Pennsylvania Turnpike Commission Refunding Bond	5.00	12-1-2033	3,780,000	4,231,899
Pennsylvania Turnpike Commission Subordinate Bond Series B	5.00	6-1-2032	5,000,000	5,610,450
Pennsylvania Turnpike Commission Subordinate Bond Series C (AGM Insured)	6.25	6-1-2033	1,350,000	1,659,042
Pennsylvania Turnpike Commission Subordinate Bond Series E	6.38	12-1-2038	2,000,000	2,477,540

				16,879,216

Water & Sewer Revenue: 0.39%
Bucks County PA Water & Sewer Authority Water System (AGM Insured)	5.00	12-1-2026	2,400,000	2,647,080
Pennsylvania Capital Region Water Sewer System	5.00	7-15-2030	1,180,000	1,355,454
Pennsylvania Capital Region Water System	5.00	7-15-2030	1,500,000	1,744,125
Philadelphia PA Water and Wastewater Bond Series B	5.00	11-1-2027	1,535,000	1,820,172
Philadelphia PA Water and Wastewater Bond Series B	5.00	11-1-2033	1,760,000	2,039,822

				9,606,653

				248,989,461

South Carolina: 0.78%

Education Revenue: 0.51%
South Carolina Education Assistance Authority Student Loan Series I	5.00	10-1-2024	2,010,000	2,060,150
South Carolina Jobs EDA East Point Academy Project Series A 144A	2.25	5-1-2019	2,875,000	2,861,401
South Carolina Jobs EDA Furman University Project	5.00	10-1-2028	700,000	804,769
South Carolina Jobs EDA Furman University Project	5.00	10-1-2030	1,885,000	2,159,117
South Carolina Jobs EDA Furman University Project	5.00	10-1-2031	2,155,000	2,465,342
South Carolina Jobs EDA York Preparatory Academy Project Series A	7.00	11-1-2033	1,000,000	1,061,610
University of South Carolina Athletic Facilities Series A	5.00	5-1-2027	855,000	996,827

				12,409,216

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Intermediate Tax/AMT-Free Fund	39

Security name	Interest rate	Maturity date	Principal	Value

Miscellaneous Revenue: 0.27%
Laurens County SC Education Assistance for District #55	5.00%	12-1-2021	$1,000,000	$1,083,280
Laurens County SC Education Assistance for District #55	5.00	12-1-2022	1,250,000	1,375,338
Laurens County SC Education Assistance for District #55	5.00	12-1-2025	1,000,000	1,132,700
Scago SC Educational Facilities Corporation for Sumter County School District #17	4.00	12-1-2019	1,000,000	1,025,140
Scago SC Educational Facilities Corporation for Sumter County School District #17	5.00	12-1-2022	1,720,000	1,891,708

				6,508,166

				18,917,382

South Dakota: 0.04%

Airport Revenue: 0.04%
Rapid City SD Airport Project	6.25	12-1-2026	920,000	972,790

Tennessee: 1.48%

Education Revenue: 0.04%
Franklin County TN HEFA	4.00	9-1-2024	250,000	264,725
Franklin County TN HEFA	5.00	9-1-2030	560,000	614,051

				878,776

GO Revenue: 0.04%
White County TN	4.05	6-1-2020	1,010,000	1,042,047

Health Revenue: 0.70%
Shelby County TN Health Educational & Housing Facilities Board Le Bonheur Children’s Medical Center Series D (National Insured)	5.50	8-15-2019	235,000	240,137
Shelby County TN Health Educational & Housing Facilities Board Methodist Le Bonheur Series B (AGM Insured, U.S. Bank NA SPA) ø	1.57	6-1-2042	16,800,000	16,800,000

				17,040,137

Housing Revenue: 0.03%
Chattanooga TN Health Educational & Housing Facilities University of Tennessee at Chattanooga Project	5.00	10-1-2023	750,000	836,130

Utilities Revenue: 0.67%
Tennessee Energy Acquisition Corporation Series A	4.00	5-1-2048	14,000,000	14,909,720
Tennessee Energy Acquisition Corporation Series A	5.25	9-1-2018	1,400,000	1,408,050

				16,317,770

				36,114,860

Texas: 9.04%

Airport Revenue: 0.13%
Galveston TX Wharves & Terminal	5.00	2-1-2026	2,000,000	2,096,440
Houston TX Airport Senior Lien Series A	5.00	7-1-2025	1,000,000	1,002,580

				3,099,020

The accompanying notes are an integral part of these financial statements.

40	Wells Fargo Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Education Revenue: 0.71%
Houston TX Higher Education Finance Corporation Series A	4.00%	2-15-2022	$515,000	$530,651
North Texas Higher Education Authority Incoming Student Loan Series A-2 (3 Month LIBOR + 0.90%) ±	3.22	7-1-2030	5,500,000	5,498,900
Texas Woman’s University Financing System	4.00	7-1-2020	1,000,000	1,043,110
University of Houston Texas	5.00	2-15-2024	2,700,000	2,756,241
University of Houston Texas Series B	5.25	7-1-2026	4,225,000	5,079,168
University of Texas Board of Regents Series D	5.00	8-15-2026	2,000,000	2,378,140

				17,286,210

GO Revenue: 4.34%
Austin TX Independent School District Series B	5.00	8-1-2023	3,805,000	4,335,759
Austin TX Independent School District Series B	5.00	8-1-2024	3,970,000	4,591,742
Austin TX Independent School District Series B	5.00	8-1-2025	2,050,000	2,399,382
Austin TX Independent School District Series B	5.00	8-1-2026	1,450,000	1,688,902
Austin TX Public Improvement Bond	5.00	9-1-2030	960,000	1,132,138
Bexar County TX Combination Tax Certificate of Obligation	5.00	6-15-2024	1,000,000	1,152,330
Bexar County TX Limited Tax Refunding Bond	5.00	6-15-2026	2,140,000	2,488,242
Collin County TX Unlimited Tax Road & Refunding Bond	5.00	2-15-2023	1,350,000	1,520,735
Collin County TX Unlimited Tax Road & Refunding Bond	5.00	2-15-2026	1,000,000	1,162,820
Collin County TX Unlimited Tax Road & Refunding Bond	5.00	2-15-2027	1,300,000	1,509,066
Crane County TX Water District Unlimited Tax Bond	5.00	2-15-2023	1,395,000	1,560,349
Crane County TX Water District Unlimited Tax Bond	5.00	2-15-2026	1,000,000	1,136,540
Crane County TX Water District Unlimited Tax Bond	5.00	2-15-2030	1,130,000	1,261,803
Crane County TX Water District Unlimited Tax Bond	5.00	2-15-2031	1,000,000	1,110,950
Cypress-Fairbanks TX Independent School District Series B-2	3.00	2-15-2040	11,260,000	11,278,129
Dallas County TX Combination Tax and Parking Garage Certification of Obligation	5.00	8-15-2024	5,600,000	6,482,224
Dallas County TX Combination Tax and Parking Garage Certification of Obligation	5.00	8-15-2025	3,235,000	3,789,091
Del Rio TX Refunding Bond (Build America Mutual Assurance Company Insured)	4.00	6-1-2023	720,000	780,358
Del Rio TX Refunding Bond (Build America Mutual Assurance Company Insured)	4.00	6-1-2024	745,000	814,181
Denton County TX Permanent Improvement & Refunding Bond	5.00	7-15-2023	1,990,000	2,260,202
Denton County TX Permanent Improvement & Refunding Bond	5.00	7-15-2024	1,145,000	1,319,613
Denton County TX Permanent Improvement & Refunding Bond	5.00	7-15-2025	1,000,000	1,158,610
Denton County TX Permanent Improvement & Refunding Bond	5.00	7-15-2030	1,000,000	1,148,850
El Paso County TX Hospital District	5.00	8-15-2028	2,045,000	2,194,428
El Paso County TX Refunding Bond Series A	5.00	2-15-2031	2,000,000	2,302,820
El Paso County TX Refunding Bond Series A	5.00	2-15-2032	2,120,000	2,433,166
Flower Mound, Denton & Tarrant Counties TX Refunding Bond	4.00	3-1-2026	755,000	820,693
Flower Mound, Denton & Tarrant Counties TX Refunding Bond	5.00	3-1-2022	1,000,000	1,105,370
Flower Mound, Denton & Tarrant Counties TX Refunding Bond	5.00	3-1-2023	620,000	697,953
Flower Mound, Denton & Tarrant Counties TX Refunding Bond	5.00	3-1-2024	1,660,000	1,896,583
Fort Worth TX Independent School District Unlimited Tax Refunding and School Building Bond	5.00	2-15-2026	3,000,000	3,521,700
Georgetown TX Independent School District	2.00	8-1-2034	1,630,000	1,630,489
Harris County TX Tax Road Refunding Bond Series 2014-A	5.00	10-1-2025	8,445,000	9,785,222
Harris County TX Tax Road Refunding Bond Series 2015-A	5.00	10-1-2025	4,215,000	4,942,678
Harris County TX Toll Road Project Series C (AGM Insured)	5.25	8-15-2027	4,000,000	4,866,200
Hays County TX Limited Tax Bond	5.00	2-15-2026	650,000	756,659
Hays County TX Limited Tax Bond	5.00	2-15-2027	1,000,000	1,175,740
Hays County TX Limited Tax Refunding Bond	5.00	2-15-2023	1,750,000	1,964,760
Northwest Texas Independent School District Refunding Bond	5.00	2-15-2030	4,000,000	4,564,320

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Intermediate Tax/AMT-Free Fund	41

Security name	Interest rate	Maturity date	Principal	Value

GO Revenue (continued)
Plano TX	5.00%	9-1-2030	$2,155,000	$2,520,919
Texas Independent School District Refunding Bond	5.00	8-15-2025	2,260,000	2,639,025

				105,900,741

Miscellaneous Revenue: 0.53%
Austin TX Community College District Public Facility Corporation Bond Series C	5.00	8-1-2026	565,000	655,620
Austin TX Community College District Public Facility Corporation Bond Series C	5.00	8-1-2029	400,000	463,840
Austin TX Community College District Public Facility Corporation Bond Series C	5.00	8-1-2030	500,000	578,080
Harris County TX Flood Control District Series A	5.00	10-1-2025	1,500,000	1,741,845
Texas Transportation Commission Refunding Bond Series B	5.00	10-1-2031	5,000,000	5,926,050
Texas Water Development Board Series A	5.00	10-15-2031	3,000,000	3,549,600

				12,915,035

Resource Recovery Revenue: 0.37%
Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series C ø	1.78	4-1-2040	9,000,000	9,000,000

Tax Revenue: 0.46%
Midtown TX RDA (Build America Mutual Assurance Company Insured)	5.25	1-1-2027	1,880,000	2,080,784
Midtown TX RDA (Build America Mutual Assurance Company Insured)	5.25	1-1-2029	2,390,000	2,638,871
Midtown TX RDA (Build America Mutual Assurance Company Insured)	5.25	1-1-2030	1,500,000	1,654,185
Midtown TX RDA (Build America Mutual Assurance Company Insured)	5.25	1-1-2031	1,000,000	1,102,350
Texas Transportation Commission Highway Fund Series A	5.00	10-1-2025	3,250,000	3,815,793

				11,291,983

Transportation Revenue: 0.92%
Central Texas Regional Mobility Authority Prerefunded Bond Senior Lien	5.75	1-1-2019	985,000	1,005,399
Central Texas Regional Mobility Authority Series B	5.00	1-1-2045	8,000,000	8,429,920
Central Texas Regional Mobility Authority Unrefunded Bond Senior Lien	5.75	1-1-2019	325,000	331,032
Texas Grand Parkway Transportation Corporation System Series A	5.00	10-1-2034	1,500,000	1,753,170
Texas Private Activity Bond Surface Transportation Corporation	7.50	6-30-2032	2,000,000	2,194,740
Texas Private Activity Bond Surface Transportation Corporation	7.50	6-30-2033	2,000,000	2,194,340
Texas Private Activity Bond Surface Transportation Corporation Senior Lien Note	7.50	12-31-2031	3,745,000	4,027,748
Texas Tender Option Bond Trust Receipts/Floater Certificates Series 2017-XM0560 (Bank of America NA LIQ) 144Aø	1.76	1-1-2048	2,485,000	2,485,000

				22,421,349

Utilities Revenue: 1.21%
Austin TX Refunding Bond ( National Insured)	5.25	5-15-2025	1,400,000	1,591,184
Brownsville TX Utilities System Refunding Bond	5.00	9-1-2026	2,190,000	2,499,075
Brownsville TX Utilities System Refunding Bond	5.00	9-1-2029	1,500,000	1,708,560
Brownsville TX Utilities System Refunding Bond	5.00	9-1-2030	2,500,000	2,835,475
Lower Colorado River TX Authority	5.50	5-15-2031	2,500,000	2,856,375
San Antonio TX Junior Lien Series B	1.75	12-1-2027	5,000,000	5,001,800
Texas Municipal Gas Acquisition & Supply Corporation III Gas Supply Series 2012	5.00	12-15-2021	3,945,000	4,296,302
Texas Municipal Gas Acquisition & Supply Corporation Series B	5.00	12-15-2022	5,000,000	5,547,750
Texas SA Energy Acquisition Public Facility Corporation Gas Supply	5.50	8-1-2019	1,465,000	1,520,817
Weatherford TX Utility System Refunding & Improvement Bond (AGM Insured)	5.00	9-1-2025	1,000,000	1,150,920
Weatherford TX Utility System Refunding & Improvement Bond (AGM Insured)	5.00	9-1-2026	375,000	431,333

				29,439,591

The accompanying notes are an integral part of these financial statements.

42	Wells Fargo Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Water & Sewer Revenue: 0.37%
Amarillo TX Waterworks and Sewer System Bond Series B %%	5.00%	4-1-2028	$645,000	$771,336
Houston TX Utilities Systems Series A	5.25	11-15-2031	3,000,000	3,232,170
North Harris County TX Regional Water Authority Senior Lien (Build America Mutual Assurance Company Insured)	5.00	12-15-2029	1,215,000	1,342,697
Nueces River TX Water Supply Facility Corpus Christi Lake Texana Project	5.00	7-15-2026	1,000,000	1,157,520
Nueces River TX Water Supply Facility Corpus Christi Lake Texana Project	5.00	7-15-2027	1,250,000	1,437,350
Trinity River TX Authority Electric Company Project Series A	4.00	2-1-2027	1,000,000	1,088,530

				9,029,603

				220,383,532

Utah: 1.14%

Education Revenue: 0.12%
Utah Charter School Finance Authority Refunding Bond (CSCE Insured)	4.00	4-15-2020	250,000	258,578
Utah Charter School Finance Authority Refunding Bond (CSCE Insured)	4.00	4-15-2021	400,000	418,332
Utah Charter School Finance Authority Refunding Bond (CSCE Insured)	4.00	4-15-2022	400,000	422,408
Utah Charter School Finance Authority Refunding Bond (CSCE Insured)	4.00	4-15-2023	400,000	425,392
Utah Charter School Finance Authority Refunding Bond (CSCE Insured)	4.00	4-15-2024	450,000	478,634
Utah Charter School Finance Authority Refunding Bond (CSCE Insured) 144A	4.50	6-15-2027	1,025,000	1,016,780

				3,020,124

GO Revenue: 0.09%
Canyons UT Board of Education Utah School Bond Guaranty Program (AGM Insured)	5.00	6-15-2022	1,860,000	2,076,895

Health Revenue: 0.78%
Utah County UT IHC Health Services Series D ( U.S. Bank NA SPA) ø	1.49	5-15-2051	19,000,000	19,000,000

Miscellaneous Revenue: 0.15%
West Valley City UT Municipal Building Authority (AGM Insured)	5.00	2-1-2028	1,000,000	1,170,860
West Valley City UT Municipal Building Authority (AGM Insured)	5.00	2-1-2032	1,555,000	1,791,173
West Valley City UT Municipal Building Authority (AGM Insured)	5.00	2-1-2033	645,000	740,331

				3,702,364

				27,799,383

Virginia: 0.63%

Education Revenue: 0.14%
Virginia Small Business Financing Authority	5.25	10-1-2029	3,000,000	3,429,360

Housing Revenue: 0.20%
Prince William County VA IDA Glen Arbor Apartments Project Series A	1.35	7-1-2019	5,000,000	4,988,650

Miscellaneous Revenue: 0.19%
Virginia Resources Authority Pooled Financing Program Series A	4.00	11-1-2025	2,370,000	2,623,353
Virginia Resources Authority Pooled Financing Program Series A	5.00	11-1-2027	1,320,000	1,575,420
Watkins Centre VA CDA	5.40	3-1-2020	415,000	415,477

				4,614,250

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Intermediate Tax/AMT-Free Fund	43

Security name	Interest rate	Maturity date	Principal	Value

Tax Revenue: 0.10%
Greater Richmond VA Convention Center	5.00%	6-15-2025	$1,000,000	$1,153,060
Marquis VA CDA CAB 144A¤	0.00	9-1-2045	386,000	275,677
Marquis VA CDA CAB Series C ¤	0.00	9-1-2041	1,772,000	91,754
Marquis VA CDA Series B	5.63	9-1-2041	1,274,000	892,717

				2,413,208

				15,445,468

Washington: 4.25%

Education Revenue: 0.05%
Washington EDFA	5.00	6-1-2028	1,000,000	1,135,980

GO Revenue: 2.15%
King County WA Federal Way School District #210 (AGM Insured)	4.00	12-1-2023	4,085,000	4,469,031
King County WA Public Hospital District #1 Valley Medical Center Refunding Bond	5.00	12-1-2029	1,600,000	1,829,888
King County WA Public Hospital District #1 Valley Medical Center Refunding Bond	5.00	12-1-2031	6,665,000	7,590,835
King County WA Public Hospital District #1 Valley Medical Center Refunding Bond	5.00	12-1-2032	2,905,000	3,303,915
King County WA Public Hospital District #1 Valley Medical Center Refunding Bond	5.00	12-1-2033	7,045,000	7,984,592
Pierce County WA Puyallup School District #3 ( AGM Insured)	5.00	12-1-2032	10,000,000	11,698,400
Seattle WA Refunding Bond Series A	5.00	6-1-2024	6,345,000	7,336,026
Washington Various Purposes Refunding Bond Series B	5.00	7-1-2028	7,130,000	8,277,859

				52,490,546

Health Revenue: 1.08%
Washington HCFR Fred Hutchinson Cancer Research Center (SIFMA Municipal Swap +1.05%) ±	2.56	1-1-2042	10,000,000	10,194,200
Washington HCFR Fred Hutchinson Cancer Research Center	5.00	1-1-2023	4,000,000	4,440,600
Washington HCFR Fred Hutchinson Cancer Research Center	5.00	1-1-2026	2,250,000	2,568,600
Washington HCFR Fred Hutchinson Cancer Research Center	5.00	1-1-2027	1,050,000	1,191,530
Washington HCFR Fred Hutchinson Cancer Research Center	5.00	1-1-2028	1,350,000	1,524,663
Washington HCFR Series XF2035 (Morgan Stanley Bank LIQ) 144Aø	1.91	10-1-2036	6,380,000	6,380,000

				26,299,593

Miscellaneous Revenue: 0.46%
Washington Motor Vehicle Fuel Tax Refunding Bond Series D	5.00	7-1-2031	5,830,000	6,635,006
Washington Office Building Refunding Bond	5.00	7-1-2026	2,750,000	3,128,868
Washington TES Properties	5.50	12-1-2029	1,400,000	1,450,078

				11,213,952

Resource Recovery Revenue: 0.17%
Tacoma WA Solid Waste Refunding Bond Series B	5.00	12-1-2027	620,000	721,916
Tacoma WA Solid Waste Refunding Bond Series B	5.00	12-1-2028	1,455,000	1,687,422
Tacoma WA Solid Waste Refunding Bond Series B	5.00	12-1-2029	1,525,000	1,761,558

				4,170,896

Utilities Revenue: 0.34%
Energy Northwest Washington Wind Project	5.00	7-1-2022	1,185,000	1,305,965
Lewis County WA Public Utility District Refunding Bond	5.25	4-1-2032	6,115,000	6,975,258

				8,281,223

				103,592,190

The accompanying notes are an integral part of these financial statements.

44	Wells Fargo Intermediate Tax/AMT-Free Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

West Virginia: 0.34%

Health Revenue: 0.06%
West Virginia Hospital Finance Authority West Virginia University Health System Series A	5.00%	6-1-2031	$375,000	$426,964
West Virginia Hospital Finance Authority West Virginia University Health System Series A	5.00	6-1-2032	950,000	1,079,276

				1,506,240

Miscellaneous Revenue: 0.28%
West Virginia School Building Authority	5.25	7-1-2020	1,100,000	1,100,000
West Virginia School Building Authority Capital Improvement Bond Series A	5.00	7-1-2026	1,520,000	1,757,181
West Virginia School Building Authority Capital Improvement Bond Series A	5.00	7-1-2027	1,595,000	1,841,683
West Virginia School Building Authority Capital Improvement Bond Series A	5.00	7-1-2029	1,755,000	2,014,319

				6,713,183

				8,219,423

Wisconsin: 0.89%

Education Revenue: 0.26%
Wisconsin PFA Charter School Voyager Foundation Incorporate Project Series A	6.00	10-1-2032	1,475,000	1,562,423
Wisconsin PFA KU Campus Development Corporation Central District Development Project	5.00	3-1-2032	4,315,000	4,866,975

				6,429,398

GO Revenue: 0.09%
Wisconsin Series A	4.00	5-1-2032	2,000,000	2,086,480

Health Revenue: 0.34%
Wisconsin HEFA Bellin Memorial Hospital Obligated Group (Ambac Insured)	5.50	2-15-2019	210,000	214,897
Wisconsin HEFA Mercy Alliance Incorporated Project Series A	5.00	6-1-2019	255,000	262,313
Wisconsin HEFA Series A	5.00	7-15-2021	3,500,000	3,794,595
Wisconsin HEFA Series A	5.00	11-15-2023	3,500,000	3,978,240

				8,250,045

Housing Revenue: 0.15%
Milwaukee WI RDA Wisconsin Housing Preservation Corporation (Johnson Bank LOC) ø	1.70	12-1-2038	3,660,000	3,660,000

Miscellaneous Revenue: 0.05%
Milwaukee WI RDA Public Schools	5.00	11-15-2029	420,000	479,728
Milwaukee WI RDA Public Schools	5.00	11-15-2030	635,000	723,798

				1,203,526

				21,629,449

Total Municipal Obligations (Cost $2,374,733,646)				2,425,583,779

Total investments in securities (Cost $2,374,733,646)	99.46%	2,425,583,779
Other assets and liabilities, net	0.54	13,251,269

Total net assets	100.00%	$2,438,835,048

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Intermediate Tax/AMT-Free Fund	45

¤	The security is issued in zero coupon form with no periodic interest payments.

±	Variable rate investment. The rate shown is the rate in effect at period end.

%%	The security is issued on a when-issued basis.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

##	All or a portion of this security is segregated for when-issued securities.

Abbreviations:

AGC	Assured Guaranty Corporation

AGM	Assured Guaranty Municipal

Ambac	Ambac Financial Group Incorporated

BHAC	Berkshire Hathaway Assurance Corporation

CAB	Capital appreciation bond

CDA	Community Development Authority

ECFA	Educational & Cultural Facilities Authority

EDA	Economic Development Authority

EDFA	Economic Development Finance Authority

FHA	Federal Housing Administration

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General obligation

HCFR	Healthcare facilities revenue

HEFA	Health & Educational Facilities Authority

HEFAR	Higher education facilities authority revenue

HFA	Housing Finance Authority

HFFA	Health Facilities Financing Authority

IDA	Industrial Development Authority

LIBOR	London Interbank Offered Rate

LIQ	Liquidity agreement

LOC	Letter of credit

MFHR	Multifamily housing revenue

MUD	Municipal Utility District

National	National Public Finance Guarantee Corporation

PCR	Pollution control revenue

PFA	Public Finance Authority

PFFA	Public Facilities Financing Authority

RAN	Revenue anticipation notes

RDA	Redevelopment Authority

SIFMA	Securities Industry and Financial Markets Association

SFMR	Single-family mortgage revenue

SPA	Standby purchase agreement

TTFA	Transportation Trust Fund Authority

The accompanying notes are an integral part of these financial statements.

46	Wells Fargo Intermediate Tax/AMT-Free Fund	Statement of assets and liabilities—June 30, 2018

Assets
Investments in unaffiliated securities, at value (cost $2,374,733,646)	$2,425,583,779
Cash	320,335
Receivable for investments sold	1,205,000
Receivable for Fund shares sold	2,024,873
Receivable for interest	26,730,825
Prepaid expenses and other assets	54,262

Total assets	2,455,919,074

Liabilities
Payable for investments purchased	10,771,439
Payable for Fund shares redeemed	3,542,317
Dividends payable	1,643,049
Management fee payable	681,246
Administration fees payable	191,521
Distribution fee payable	22,908
Trustees’ fees and expenses payable	57
Accrued expenses and other liabilities	231,489

Total liabilities	17,084,026

Total net assets	$2,438,835,048

NET ASSETS CONSIST OF
Paid-in capital	$2,416,311,854
Overdistributed net investment income	(54,682)
Accumulated net realized losses on investments	(28,272,257)
Net unrealized gains on investments	50,850,133

Total net assets	$2,438,835,048

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$287,408,311
Shares outstanding – Class A1	25,401,507
Net asset value per share – Class A	$11.31
Maximum offering price per share – Class A2	$11.66
Net assets – Class C	$35,421,025
Shares outstanding – Class C1	3,130,721
Net asset value per share – Class C	$11.31
Net assets – Administrator Class	$183,623,539
Shares outstanding – Administrator Class[1]	16,219,604
Net asset value per share – Administrator Class	$11.32
Net assets – Institutional Class	$1,932,382,173
Shares outstanding – Institutional Class[1]	170,568,581
Net asset value per share – Institutional Class	$11.33

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/97 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended June 30, 2018	Wells Fargo Intermediate Tax/AMT-Free Fund	47

Investment income
Interest	$77,455,271

Expenses
Management fee	9,154,690
Administration fees
Class A	529,935
Class C	64,514
Administrator Class	203,248
Institutional Class	1,547,199
Shareholder servicing fees
Class A	828,023
Class C	100,803
Administrator Class	507,189
Distribution fee
Class C	302,410
Custody and accounting fees	40,222
Professional fees	77,401
Registration fees	151,875
Shareholder report expenses	152,571
Trustees’ fees and expenses	20,943
Other fees and expenses	69,070

Total expenses	13,750,093
Less: Fee waivers and/or expense reimbursements	(924,492)

Net expenses	12,825,601

Net investment income	64,629,670

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses on investments	(20,159,193)
Net change in unrealized gains (losses) on investments	(11,473,459)

Net realized and unrealized gains (losses) on investments	(31,632,652)

Net increase in net assets resulting from operations	$32,997,018

The accompanying notes are an integral part of these financial statements.

48	Wells Fargo Intermediate Tax/AMT-Free Fund	Statement of changes in net assets

	Year ended June 30, 2018		Year ended June 30, 2017

Operations
Net investment income		$64,629,670		$64,062,319
Net realized losses on investments		(20,159,193)		(8,075,257)
Net change in unrealized gains (losses) on investments		(11,473,459)		(89,693,324)

Net increase (decrease) in net assets resulting from operations		32,997,018		(33,706,262)

Distributions to shareholders from
Net investment income
Class A		(7,895,731)		(10,622,720)
Class C		(658,860)		(802,651)
Administrator Class		(5,042,057)		(10,163,943)
Institutional Class		(51,032,969)		(42,473,839)
Net realized gains
Class A		0		(379,176)
Class C		0		(40,611)
Administrator Class		0		(307,288)
Institutional Class		0		(1,290,263)

Total distributions to shareholders		(64,629,617)		(66,080,491)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,632,641	18,704,577	3,685,575	42,594,614
Class C	197,033	2,251,627	355,843	4,109,114
Administrator Class	5,587,566	63,999,285	13,127,746	150,605,661
Institutional Class	64,629,532	740,609,789	115,786,751	1,335,186,724

		825,565,278		1,532,496,113

Reinvestment of distributions
Class A	661,923	7,556,467	916,859	10,543,676
Class C	53,280	608,195	65,777	755,312
Administrator Class	427,778	4,887,456	878,060	10,125,722
Institutional Class	2,842,189	32,483,030	2,366,863	27,185,815

		45,535,148		48,610,525

Payment for shares redeemed
Class A	(8,283,850)	(94,494,393)	(20,028,317)	(228,790,831)
Class C	(1,000,458)	(11,414,204)	(1,300,959)	(14,894,415)
Administrator Class	(16,814,971)	(193,295,593)	(54,437,650)	(633,876,936)
Institutional Class	(55,101,625)	(630,172,565)	(65,836,999)	(751,450,556)

		(929,376,755)		(1,629,012,738)

Net decrease in net assets resulting from capital share transactions		(58,276,329)		(47,906,100)

Total decrease in net assets		(89,908,928)		(147,692,853)

Net assets
Beginning of period		2,528,743,976		2,676,436,829

End of period		$2,438,835,048		$2,528,743,976

Overdistributed net investment income		$(54,682)		$(54,735)

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Intermediate Tax/AMT-Free Fund	49

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2018	2017	2016	2015	2014
Net asset value, beginning of period	$11.46	$11.89	$11.47	$11.53	$11.31
Net investment income	0.27	0.27	0.26	0.25	0.30
Net realized and unrealized gains (losses) on investments	(0.15)	(0.42)	0.42	(0.06)	0.29

Total from investment operations	0.12	(0.15)	0.68	0.19	0.59
Distributions to shareholders from
Net investment income	(0.27)	(0.27)	(0.26)	(0.25)	(0.30)
Net realized gains	0.00	(0.01)	0.00	0.00	(0.07)

Total distributions to shareholders	(0.27)	(0.28)	(0.26)	(0.25)	(0.37)
Net asset value, end of period	$11.31	$11.46	$11.89	$11.47	$11.53
Total return[1]	1.08%	(1.27)%	5.99%	1.68%	5.37%
Ratios to average net assets (annualized)
Gross expenses	0.80%	0.79%	0.80%	0.80%	0.81%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income	2.38%	2.31%	2.23%	2.19%	2.66%
Supplemental data
Portfolio turnover rate	14%	19%	14%	38%	29%
Net assets, end of period (000s omitted)	$287,408	$359,649	$556,673	$214,880	$264,796

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

50	Wells Fargo Intermediate Tax/AMT-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2018	2017	2016	2015	2014
Net asset value, beginning of period	$11.46	$11.89	$11.47	$11.53	$11.31
Net investment income	0.19	0.18	0.17	0.17	0.22
Net realized and unrealized gains (losses) on investments	(0.15)	(0.42)	0.42	(0.06)	0.29

Total from investment operations	0.04	(0.24)	0.59	0.11	0.51
Distributions to shareholders from
Net investment income	(0.19)	(0.18)	(0.17)	(0.17)	(0.22)
Net realized gains	0.00	(0.01)	0.00	0.00	(0.07)

Total distributions to shareholders	(0.19)	(0.19)	(0.17)	(0.17)	(0.29)
Net asset value, end of period	$11.31	$11.46	$11.89	$11.47	$11.53
Total return[1]	0.32%	(2.01)%	5.20%	0.92%	4.59%
Ratios to average net assets (annualized)
Gross expenses	1.55%	1.54%	1.55%	1.55%	1.56%
Net expenses	1.45%	1.45%	1.45%	1.45%	1.45%
Net investment income	1.63%	1.56%	1.48%	1.44%	1.92%
Supplemental data
Portfolio turnover rate	14%	19%	14%	38%	29%
Net assets, end of period (000s omitted)	$35,421	$44,462	$56,601	$56,703	$57,580

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Intermediate Tax/AMT-Free Fund	51

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$11.47	$11.90	$11.48	$11.54	$11.32
Net investment income	0.28	0.28	0.27	0.27	0.31
Net realized and unrealized gains (losses) on investments	(0.15)	(0.42)	0.42	(0.06)	0.29

Total from investment operations	0.13	(0.14)	0.69	0.21	0.60
Distributions to shareholders from
Net investment income	(0.28)	(0.28)	(0.27)	(0.27)	(0.31)
Net realized gains	0.00	(0.01)	0.00	0.00	(0.07)

Total distributions to shareholders	(0.28)	(0.29)	(0.27)	(0.27)	(0.38)
Net asset value, end of period	$11.32	$11.47	$11.90	$11.48	$11.54
Total return	1.18%	(1.17)%	6.09%	1.78%	5.47%
Ratios to average net assets (annualized)
Gross expenses	0.73%	0.73%	0.74%	0.74%	0.75%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	2.48%	2.39%	2.33%	2.29%	2.76%
Supplemental data
Portfolio turnover rate	14%	19%	14%	38%	29%
Net assets, end of period (000s omitted)	$183,624	$309,793	$802,527	$773,770	$668,517

The accompanying notes are an integral part of these financial statements.

52	Wells Fargo Intermediate Tax/AMT-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
INSTITUTIONAL CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$11.47	$11.91	$11.49	$11.55	$11.32
Net investment income	0.30	0.30	0.29	0.29	0.33
Net realized and unrealized gains (losses) on investments	(0.14)	(0.43)	0.42	(0.06)	0.30

Total from investment operations	0.16	(0.13)	0.71	0.23	0.63
Distributions to shareholders from
Net investment income	(0.30)	(0.30)	(0.29)	(0.29)	(0.33)
Net realized gains	0.00	(0.01)	0.00	0.00	(0.07)

Total distributions to shareholders	(0.30)	(0.31)	(0.29)	(0.29)	(0.40)
Net asset value, end of period	$11.33	$11.47	$11.91	$11.49	$11.55
Total return	1.42%	(1.10)%	6.26%	1.97%	5.75%
Ratios to average net assets (annualized)
Gross expenses	0.47%	0.47%	0.47%	0.47%	0.48%
Net expenses	0.45%	0.45%	0.44%	0.42%	0.42%
Net investment income	2.64%	2.58%	2.49%	2.47%	2.94%
Supplemental data
Portfolio turnover rate	14%	19%	14%	38%	29%
Net assets, end of period (000s omitted)	$1,932,382	$1,814,841	$1,260,636	$878,585	$599,686

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Intermediate Tax/AMT-Free Fund	53

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Intermediate Tax/AMT-Free Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Futures contracts listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures

54	Wells Fargo Intermediate Tax/AMT-Free Fund	Notes to financial statements

exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2018, the aggregate cost of all investments for federal income tax purposes was $2,374,732,968 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$60,073,408
Gross unrealized losses	(9,222,597)
Net unrealized gains	$50,850,811

As of June 30, 2018, the Fund had capital loss carryforwards which consist of $7,545,192 in short-term capital losses and $5,534,301 in long-term capital losses.

As of June 30, 2018, the Fund had current year deferred post-October capital losses consisting of $15,193,445 in long-term losses which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

Notes to financial statements	Wells Fargo Intermediate Tax/AMT-Free Fund	55

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Municipal obligations	$0	$2,425,583,779	$0	$2,425,583,779

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At June 30, 2018, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.40% and declining to 0.28% as the average daily net assets of the Fund increase. For the year ended June 30, 2018, the management fee was equivalent to an annual rate of 0.36% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08

56	Wells Fargo Intermediate Tax/AMT-Free Fund	Notes to financial statements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through October 31, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.70% for Class A shares, 1.45% for Class C shares, 0.60% for Administrator Class shares, and 0.45% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2018, Funds Distributor received $4,535 from the sale of Class A shares and $1,298 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended June 30, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $230,915,000 and $196,525,000 in interfund purchases and sales, respectively, during the year ended June 30, 2018.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2018 were $332,974,000 and $332,905,476 respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

For the year ended June 30, 2018, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2018 and June 30, 2017 were as follows:

	Year ended June 30
	2018	2017
Tax-exempt income	$64,629,617	$64,064,723
Long-term capital gain	0	2,015,768

Notes to financial statements	Wells Fargo Intermediate Tax/AMT-Free Fund	57

As of June 30, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Unrealized gains	Post-October capital losses deferred	Capital loss carryforward
$1,599,722	$50,850,811	$(15,193,445)	$(13,079,493)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In March 2017, FASB issued Accounting Standards Update (“ASU”) No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium. The amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held a at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. Management is currently evaluating the potential impact of this new guidance to the financial statements.

58	Wells Fargo Intermediate Tax/AMT-Free Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Intermediate Tax/AMT-Free Fund (the Fund), one of the funds constituting the Wells Fargo Funds Trust, including the portfolio of investments, as of June 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2018, by correspondence with custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

August 24, 2018

Other information (unaudited)	Wells Fargo Intermediate Tax/AMT-Free Fund	59

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2018.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

60	Wells Fargo Intermediate Tax/AMT-Free Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 154 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and the Glimmerglass Festival. She is also an inactive Chartered Financial Analyst.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Intermediate Tax/AMT-Free Fund	61

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Goverance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue shield of Minnesota of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director 003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

62	Wells Fargo Intermediate Tax/AMT-Free Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Alexander Kymn[3] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 77 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 77 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

Other information (unaudited)	Wells Fargo Intermediate Tax/AMT-Free Fund	63

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Intermediate Tax/AMT-Free Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Intermediate Tax/AMT-Free Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

64	Wells Fargo Intermediate Tax/AMT-Free Fund	Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than or in range of the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was higher than or in range of its benchmark index, the Bloomberg Barclays Municipal Bond 1-15 Year Blend Index, for the one, five- and ten-year periods under review, but lower than its benchmark for the three-year period under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe for the period identified above. The Board took note of the explanations for the relative underperformance during this period, including with respect to investment decisions and market factors that affected the Fund’s investment performance. The Board also took note of the Fund’s outperformance relative to the Universe over all periods under review and of the Fund’s outperformance relative to the benchmark over the one-, five- and ten-year periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or equal to the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Other information (unaudited)	Wells Fargo Intermediate Tax/AMT-Free Fund	65

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Fund and the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Fund.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

66	Wells Fargo Intermediate Tax/AMT-Free Fund	Appendix A (unaudited)

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Ameriprise

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Ameriprise Financial

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

•	Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)

•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load-waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

Automatic Exchange of Class C Shares Available at Ameriprise Financial

•	Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

Appendix A (unaudited)	Wells Fargo Intermediate Tax/AMT-Free Fund	67
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•

Employees and registered representatives of Merrill Lynch or its affiliates and their family members, as defined by Merrill Lynch, which may differ from the definition of family member in the Fund’s prospectus.

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Fund’s prospectus

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley

Effective on or about July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from and be more limited than those disclosed in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Morgan Stanley

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

68	Wells Fargo Intermediate Tax/AMT-Free Fund	Appendix A (unaudited)
•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge. This waiver is subject to the Fund’s policy regarding frequent purchases and redemption of Fund shares, as discussed under “Account Information—Frequent Purchases and Redemptions of Fund Shares” in the Fund’s prospectus.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

314243 08-18 A251/AR251 06-18

Annual Report

June 30, 2018

Wells Fargo Minnesota Tax-Free Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Minnesota Tax-Free Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Globally, economies strengthened, equity markets advanced, and foreign bonds outperformed fixed-income investments in the U.S.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Minnesota Tax-Free Fund for the 12-month period that ended June 30, 2018. Globally, economies strengthened, equity markets advanced, and foreign bonds outperformed fixed-income investments in the U.S.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 14.37%, and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 7.28%. Emerging market stocks, as measured by the MSCI EM Index (Net),3 added 8.20%. In bond markets, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 0.40% while fixed-income investments outside the U.S. gained 2.78%, according to the Bloomberg Barclays Global Aggregate ex-USD Index.5 The Bloomberg Barclays Municipal Bond Index6 added 1.56%, and the ICE BofAML U.S. High Yield Index7 was up 2.53%.

Volatility increased during the third quarter of 2017, but favorable data curbed concerns.

During the third quarter of 2017, investor expectations advanced and fell amid shifting geopolitical tensions, particularly in Asia, and during multiple efforts to reform health care laws in the U.S. Corporate earnings and consumer confidence improved. Annualized U.S. gross domestic product growth for the quarter was 3.2%. Meanwhile, inflation continued to trail the U.S. Federal Reserve’s (Fed’s) targets.

Economic momentum increased in Europe; the European Central Bank (ECB) held its rates steady at low levels and continued its quantitative easing bond-buying program with the goal of sparking economic activity. As they had in the second quarter, emerging markets with currencies that strengthened relative to the U.S. dollar benefited. In addition, commodity price increases supported economic activity in countries that rely on natural resources for exports.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

[8]

The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Minnesota Tax-Free Fund	3

The fourth quarter of 2017 was characterized by continued optimism in global markets.

U.S. stocks continued to rally during the fourth quarter of 2017, boosted by synchronized expansion in the global economy and favorable company earnings. In October 2017, the Fed began to sell the bonds acquired during a series of quantitative easing programs following the 2008 financial crisis. The Bank of England suggested it could hike interest rates in November, and the pound gained against other currencies. In addition, the Fed increased rates by another 25 basis points (bps; 100 bps equal 1.00%) in December. Stocks received a boost from growing optimism about tax reform legislation.

International markets, particularly emerging markets, continued to show strength, supported by several factors that led some observers to describe conditions as a Goldilocks economic scenario: synchronized global growth, low inflation, and healthy corporate earnings, all supported abroad by a weaker U.S. dollar.

Volatility reemerged during the first quarter of 2018 as economic signals were mixed.

The first quarter of 2018 began with stock market gains in January after the U.S. announced tax reform measures intended to lower rates for individuals and corporations. Then, investor optimism was supplanted by several concerns. Trade tensions emerged, particularly between the U.S. and China, as the U.S. threatened to impose tariffs on a broad range of imported products. Increasing interest rates and inflation also caused concern. During February 2018, the U.S. stock market endured a loss of more than 10% before recovering in March and April. The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

The Fed increased the federal funds rate by 25 bps in March and the rate of inflation reached the Fed’s 2% target for the first time in a year. The unemployment rate fell to 4.1% by March 2018 and wage growth data improved. The third revision of gross domestic product growth for the first quarter by the U.S. Bureau of Economic Analysis released during June was lowered to 2.0%.

Overseas, investment market returns reversed the strong returns of 2017—the MSCI ACWI ex USA Index (Net) gained 27.19% for the 12-month period—falling 0.43% through the end of the second quarter of 2018. Although central banks, including the ECB and the Bank of Japan, maintained low interest rates and quantitative easing measures that are generally supportive of businesses and equity markets, the U.S. dollar strengthened relative to local currencies, which served to restrain returns.

Global trade tensions escalated during the second quarter of 2018.

Global trade tensions escalated as the second quarter of 2018 opened and equity markets fell in response before resuming upward momentum later in April. The CPI8 for All Urban Consumers added 0.2% in May after a similar increase in April. On a year-over-year basis, the all-items index rose 2.8% for the 12 months that ended May 31, continuing its upward trend since the beginning of the year. The index for all items less food and energy rose 2.2% for the same 12-month period.

During June 2018, the Fed increased the federal funds rate by an additional 25 bps. Market expectations increased that the Fed might announce two more rate increases in 2018. The unemployment rate fell to an 18-year low of 3.8% in May and wage growth data improved. Internationally, central banks maintained their low interest rates and monetary policies that were accommodative of business activity.

During February 2018, the U.S. stock market endured a loss of more than 10% before recovering in March and April.

4	Wells Fargo Minnesota Tax-Free Fund	Letter to shareholders (unaudited)

Interest rates generally increased and the bond markets tended to decline. Long-term interest rates in the U.S. trended higher—rates on the 10-year and 30-year Treasury bonds moved from 2.46% and 2.81%, respectively, at the beginning of the year on January 1, 2018, to 2.85% and 2.98%, respectively, on June 30, 2018, well off their highest levels during the first half of the year of 3.11% and 3.25%, respectively, on May 17, 2018.

Despite the positive economic and business trends globally, international stock values fell and U.S. stock gains moderated during most of the second quarter of 2018 due to escalating tensions as the U.S. imposed tariffs on foreign goods and countries outside of the U.S. imposed tariffs of their own on U.S. products in response.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to shareholders

At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

This page is intentionally left blank.

6	Wells Fargo Minnesota Tax-Free Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax and Minnesota individual income tax.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Wendy Casetta

Bruce R. Johns

Average annual total returns (%) as of June 30, 20181

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (NMTFX)	1-12-1988	(3.45)	1.89	3.19	1.10	2.83	3.66	0.90	0.85
Class C (WMTCX)	4-8-2005	(0.66)	2.07	2.89	0.34	2.07	2.89	1.65	1.60
Administrator Class (NWMIX)	8-2-1993	–	–	–	1.34	3.09	3.92	0.84	0.60
Institutional Class (WMTIX)	10-31-2016	–	–	–	1.43	3.14	3.94	0.57	0.52
Bloomberg Barclays Municipal Bond Index[4]	–	–	–	–	1.56	3.53	4.43	–	–
Bloomberg Barclays Minnesota Municipal Bond Index[5]	–	–	–	–	0.83	2.87	4.03	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to Minnesota municipal securities risk and high-yield securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/ or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Minnesota Tax-Free Fund	7

Growth of $10,000 investment as of June 30, 2018[6]

[1]

Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and is not adjusted to reflect Institutional Class expenses. If these expenses had been included, returns for Institutional Class shares would be higher.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through October 31, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[5]	The Bloomberg Barclays Minnesota Municipal Bond Index is the Minnesota component of the Barclays Municipal Bond Index. You cannot invest directly in an index.

[6]

The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays Municipal Bond Index and the Bloomberg Barclays Minnesota Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[7]	Amounts are calculated based on the total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[8]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

8	Wells Fargo Minnesota Tax-Free Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎

The Fund (Class A, excluding sales charges) underperformed its benchmark, the Bloomberg Barclays Municipal Bond Index, but outperformed the Bloomberg Barclays Minnesota Municipal Bond Index, for the 12-month period that ended June 30, 2018.

∎

An underweight to a strong-performing industrial development revenue sector and purchases of longer-duration bonds during the tax-reform-inspired rally in late November and early December 2017, detracted from overall results.

∎	The Fund’s conservative duration positioning helped dampen volatility.

∎

The Fund’s overweight to lower-quality credits was a positive contributor. High-yield bonds and bonds rated A and BBB performed well as a growing economy was positive for revenue growth and demand for income remained strong.

∎	Issue selection within the water and sewer and electric utilities sectors contributed to results.

Effective maturity distribution as of June 30, 2018[7]

Tightening monetary policy was offset by more aggressive fiscal policy, but geopolitical tensions are rising.

Year-over-year U.S. gross domestic product (GDP) growth trended higher during the period, but so did consumer and producer prices—that is, inflation. At the same time, the U.S. unemployment rate declined from 4.3% to 3.8%. This provided the backdrop for three U.S. Federal Reserve (Fed) interest rate hikes, taking the federal funds rate from 1.25% to 2.00%, and the market is anticipating another two increases before the end of 2018. Offsetting these tighter monetary movements was fiscal stimulus in the form of a large cut in the corporate tax rate, a smaller reduction in individual tax rates, and an incentive for corporations to repatriate funds held in overseas accounts.

The North Korea conflict, trade wars, immigration policies, and progression of Brexit talks, combined with other tensions in the European Union, all contributed to increased geopolitical risks during the period. These occasionally led to periods of market volatility, but any pullbacks in equity prices or rallies in bond prices quickly reversed as the market focused on the improving economic outlook. However, recently, European and Asian equity prices have declined, investment-grade credit spreads have widened, and volatility has increased. At the same time, longer-term U.S. Treasury yields have been trending lower.

Tax reform accelerated municipal bond issuance in December 2017.

Uncertainty over tax reform and its impact on issuance in the municipal bond market led to record bond issuance in December, which contributed to calendar-year 2017 being the second highest on record. Other notable impacts from tax reform in the municipal bond market include the elimination of advanced refundings; the elimination of the alternative minimum tax for corporations; and a material reduction in the corporate income tax rate, which directly affects demand for tax-exempt bonds.

Minnesota’s municipal credit fundamentals are solid, based on our analysis.

Known as the state of 10,000 lakes, Minnesota is the 21st-largest state in terms of population and 17th by GDP as of December 31, 2017. While the last budget cycle was politically contentious, credit fundamentals remain solid, based on our analysis, as Minnesota’s economy continues to perform well and the state is benefiting from ample operating surpluses. Debt and pension liabilities remain manageable, in our view, and the state’s reserves have increased significantly over the past several years. The state’s economy is broad and well diversified and is characterized by low unemployment and above-average income levels. The state’s population base is well educated, the labor participation rate is high, and the poverty rate is low. The state has a long history of conservative management practices and outperforming budgeted projections. Minnesota ended

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Minnesota Tax-Free Fund	9

fiscal-year 2017 with a total general fund balance of $3.4 billion compared with $3.0 billion at the end of the prior fiscal year. The state’s latest forecast, released in February 2018, points to improvement in both budgetary and economic performance in the current biennium. A surplus of $329 million is now projected for the fiscal-year 2018 and 2019 biennium compared with an originally forecasted $188 million deficit. State legislators recently passed additional pension reform aimed at improving state pension funding levels. Fitch upgraded the state’s general obligation bond rating from AA+ to AAA in September 2017.

Credit quality as of June 30, 2018[8]

Security selection and sector exposure combined with an overweight to credit were the main drivers of performance.

As the period began, the Fund continued to reduce its interest rate exposure into market strength. Yields on 10-year Treasury notes bottomed in mid-September 2017, but the Fund’s duration continued to decline until November, bottoming at about 4.5 years. Yields on 10-year Treasury notes reached near 2.5% early in 2018 and reached 3% in late-February 2018 before peaking in May 2018 at 3.11%. We started to extend the duration of the Fund in late November and early December as supply accelerated due to concerns surrounding tax reform, but we remained short. Even though supply declined tremendously in the first quarter of 2018, longer-term municipal yields moved higher even faster than Treasury yields. Once again, we used this as an opportunity to buy longer-duration and higher-quality bonds.

While we remained overweight lower-quality bonds, we were becoming more cautious. Investment-grade corporate credit spreads started to widen in early 2018, and that trend continued into the second quarter. However, municipal credit spreads continued to decline as demand remained robust. The Fund has gradually reduced its exposure to high-yield bonds. Lower-quality bonds performed very well during the period, and the Fund’s above-benchmark exposure was the largest contributor to our outperformance.

Fortunately, the Fund had a limited number of poorer-performing securities. We had a few small holdings within the charter school sector that saw price declines due to poor academic performance, declining enrollment, or trouble renewing charters. Overall, the charter school sector performed well and the sector continues to grow. Charters are becoming more accepted in many states, and the investor universe has expanded. Health care bonds performed well during the period, led by longer-duration and lower-quality bonds. We remained overweight the sector, preferring high-quality bonds on the long end and taking credit exposure in shorter maturities. Other bonds that performed poorly tended to be longer-duration bonds that were purchased in late November or early December, when many investors were buying because of concerns surrounding tax reform.

As the expansion period nears record length, a slow transition away from risk may be warranted.

The current period of economic expansion started in June 2009 and is the second longest since the Great Depression. Risk assets (lower-quality bonds and equities) have performed well. However, volatility has recently increased—many Asian, European, and emerging market equity prices have declined year to date, and corporate credit spreads have been widening. We still believe the current U.S. expansion has further to run, primarily driven by the recent tax cuts. The Fed is still on track to raise rates and the European Central Bank will start reducing quantitative easing later this year, which both point to higher short-term rates. However, the markets are pricing in these expectations already and any hint of change could cause interest rates to decline. Overall, technicals remain strong in the municipal bond market. We expect municipal valuations in the medium term to be bolstered by high state income tax rates, record levels of municipal debt maturities and calls, and limited availability of gross municipal bond supply.

Please see footnotes on page 7.

10	Wells Fargo Minnesota Tax-Free Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2018 to June 30, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2018	Ending account value 6-30-2018	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$997.46	$4.19	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.60	$4.24	0.85%
Class C
Actual	$1,000.00	$993.77	$7.89	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.88	$7.98	1.60%
Administrator Class
Actual	$1,000.00	$998.68	$2.97	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Institutional Class
Actual	$1,000.00	$999.11	$2.56	0.52%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.24	$2.59	0.52%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—June 30, 2018	Wells Fargo Minnesota Tax-Free Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 101.00%

Guam: 1.30%

Airport Revenue: 0.07%
Guam International Airport Authority Series 2013A	5.00%	10-1-2018	$100,000	$100,664

Port Revenue: 0.60%
Guam Port Authority Series 2018B %%	5.00	7-1-2035	605,000	659,547
Guam Port Authority Series 2018B %%	5.00	7-1-2019	250,000	257,110

				916,657

Water & Sewer Revenue: 0.63%
Guam Government Waterworks Authority Water & Wastewater System Project Series 2013	5.25	7-1-2022	865,000	956,283

				1,973,604

Illinois: 0.71%

GO Revenue: 0.71%
Kane, Cook and DuPage Counties IL School District #46 Series 2015D	5.00	1-1-2027	965,000	1,087,603

Minnesota: 98.65%

Airport Revenue: 2.23%
Minneapolis & St. Paul MN Metropolitan Airports Commission Subordinate Bond Series 2014A	5.00	1-1-2029	500,000	561,070
Minneapolis & St. Paul MN Metropolitan Airports Commission Subordinate Bond Series 2014B	5.00	1-1-2026	500,000	559,170
Minneapolis & St. Paul MN Metropolitan Airport Commission Series 2014A	5.00	1-1-2032	750,000	834,293
Minneapolis & St. Paul MN Metropolitan Airport Commission Series 2016C	5.00	1-1-2046	1,000,000	1,144,960
Minneapolis & St. Paul MN Metropolitan Airport Commission Series 2016D	5.00	1-1-2041	250,000	279,298

				3,378,791

Education Revenue: 26.81%
Anoka County MN Charter School Series A	3.40	6-1-2019	225,000	228,584
Anoka County MN Charter School Series A	3.65	6-1-2020	185,000	191,469
Anoka County MN Charter School Series A	3.75	6-1-2021	245,000	258,764
Anoka County MN Charter School Series A	5.00	6-1-2027	510,000	550,576
Anoka County MN Charter School Series A	5.00	6-1-2032	300,000	323,868
Anoka County MN Charter School Series A	5.00	6-1-2043	1,100,000	1,187,516
Brooklyn Park MN Charter School Athlos Leadership Academy Project Series 2015A	4.00	7-1-2020	190,000	189,820
Brooklyn Park MN Charter School Athlos Leadership Academy Project Series 2015A	5.50	7-1-2040	750,000	763,050
Brooklyn Park MN Charter School Prairie Seeds Academy Project Series 2015A	5.00	3-1-2034	1,500,000	1,539,195
Cologne MN Charter School Cologne Academy Project Series 2014A	5.00	7-1-2029	590,000	623,494
Cologne MN Charter School Cologne Academy Project Series 2014A	5.00	7-1-2034	500,000	516,230
Columbus MN Charter School New Millennium Academy Project Series 2015A	5.50	7-1-2030	1,000,000	910,590
Deephaven MN Charter School Eagle Ridge Academy Project Series 2015A	5.25	7-1-2040	500,000	526,580
Deephaven MN Charter School Eagle Ridge Academy Project Series 2016A	4.00	7-1-2025	125,000	128,301
Deephaven MN Charter School Eagle Ridge Academy Project Series 2016A	4.00	7-1-2026	100,000	101,525
Deephaven MN Charter School Eagle Ridge Academy Project Series 2016A	4.00	7-1-2027	100,000	101,157
Deephaven MN Charter School Eagle Ridge Academy Project Series A	5.25	7-1-2037	400,000	422,496
Duluth MN Housing & RDA Public School Academy Series 2010A	5.60	11-1-2030	2,000,000	2,051,860

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Minnesota Tax-Free Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Education Revenue (continued)
Forest Lakes MN Charter School Lakes International Language Academy Project Series 2014A	5.50%	8-1-2036	$500,000	$530,410
Ham Lake MN Charter School Parnassus Preparatory School Project Series A	4.00	11-1-2026	1,000,000	977,770
Ham Lake MN Charter School DaVinci Academy Project Series 2012A	4.00	7-1-2028	370,000	359,300
Ham Lake MN Charter School DaVinci Academy Project Series 2016A	5.00	7-1-2031	625,000	643,669
Hugo MN Charter School Lease Revenue Bonds Noble Academy Project Series 2014A	5.00	7-1-2029	600,000	633,660
Minneapolis MN Charter School Yinghua Academy Project Series 2013A	5.00	7-1-2023	300,000	310,062
Minnesota HEFAR Bethel University Series 2017	5.00	5-1-2037	1,250,000	1,371,363
Minnesota HEFAR Carleton College Series 7D	5.00	3-1-2030	2,000,000	2,046,500
Minnesota HEFAR College of St. Scholastica Series 7R	4.25	12-1-2027	400,000	416,304
Minnesota HEFAR Hamline University Series 2017B	5.00	10-1-2035	1,000,000	1,092,340
Minnesota HEFAR Hamline University Series 7E	4.50	10-1-2021	300,000	317,529
Minnesota HEFAR Hamline University Series 7E	5.00	10-1-2029	500,000	534,685
Minnesota HEFAR St. Benedict College Series 2017	4.00	3-1-2036	410,000	417,560
Minnesota HEFAR St. Benedict College Series 7M	5.13	3-1-2036	275,000	290,122
Minnesota HEFAR St. Olaf College Series 8-N	4.50	10-1-2030	500,000	517,090
Minnesota HEFAR St. Thomas University Series 7U	5.00	4-1-2023	750,000	843,375
Minnesota HEFAR St. Thomas University Series 8-L	5.00	4-1-2024	750,000	856,193
Minnesota HEFAR St. Thomas University Series 8-L	5.00	4-1-2028	920,000	1,059,306
Minnesota HEFAR St. Thomas University Series 8-L	5.00	4-1-2029	750,000	859,073
Minnesota HEFAR St. Thomas University Series 8-L	5.00	4-1-2035	750,000	844,658
Minnesota State Colleges & Universities Revenue Fund & Refunding Bonds Series 2017A	5.00	10-1-2027	500,000	589,870
Moorhead MN Educational Facilities Bond The Concordia College Corporation Project Series 2016	5.00	12-1-2025	2,000,000	2,255,880
Otsego MN Charter School Kaleidoscope Charter School Project Series 2014A	4.15	9-1-2024	590,000	593,481
Otsego MN Charter School Kaleidoscope Charter School Project Series 2014A	5.00	9-1-2034	1,100,000	1,119,162
Rice County MN Educational Facilities Shattuck-St. Mary’s School Project 144A	5.00	8-1-2022	960,000	1,013,722
St. Cloud MN Charter School Lease Revenue Bonds Stride Academy Project Series 2016A	5.00	4-1-2036	750,000	451,583
St. Paul MN Housing & RDA Charter School Hmong College Preparatory Academy Project Series 2016A	5.25	9-1-2031	1,000,000	1,050,690
St. Paul MN Housing & RDA Charter School Lease Revenue German Immersion School Project Series 2013A	4.00	7-1-2023	225,000	229,597
St. Paul MN Housing & RDA Charter School Lease Revenue Twin Cities Academy Project Series 2015A	5.00	7-1-2035	925,000	952,491
St. Paul MN Housing & RDA Conservatory for Performing Artists Series A	4.00	3-1-2028	150,000	143,262
St. Paul MN Housing & RDA Hope Community Academy Project Series 2015A	5.00	12-1-2034	1,645,000	1,675,630
University of Minnesota Series 2009A	5.00	4-1-2021	1,180,000	1,210,704
University of Minnesota Series 2009A	5.13	4-1-2034	1,000,000	1,026,940
University of Minnesota Series 2017A	5.00	9-1-2042	770,000	893,192
University of Minnesota State Supported Biomedical Science Series 2011B	5.00	8-1-2036	1,000,000	1,083,490
Woodbury MN Charter School Series A	3.15	12-1-2018	190,000	190,481
Woodbury MN Charter School Series A	3.90	12-1-2022	220,000	229,979
Woodbury MN Charter School Series A	5.00	12-1-2027	215,000	228,771
Woodbury MN Charter School Series A	5.00	12-1-2032	220,000	232,080

				40,707,049

GO Revenue: 10.78%
Hastings MN Independent School District #200 CAB Series A (South Dakota Credit Program Insured) ¤	0.00	2-1-2032	1,305,000	802,849
Hastings MN Independent School District #200 CAB Series A (South Dakota Credit Program Insured) ¤	0.00	2-1-2033	1,145,000	675,779

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Minnesota Tax-Free Fund	13

Security name	Interest rate	Maturity date	Principal	Value

GO Revenue (continued)
Hennepin County MN Series 2016B	5.00%	12-1-2029	$450,000	$534,101
Hennepin County MN Series 2017C	5.00	12-1-2031	2,000,000	2,368,800
Minnesota Various Purpose Bonds Series 2015A	5.00	8-1-2028	3,400,000	3,967,392
Mounds View MN Independent School District #621 Series A (South Dakota Credit Program Insured)	4.00	2-1-2022	530,000	537,314
Rosemount MN Independent School District #196 School Building Series 2016A (South Dakota Credit Program Insured)	5.00	2-1-2027	1,500,000	1,756,260
Roseville MN Independent School District #623 School Building Series A (South Dakota Credit Program Insured)	5.00	2-1-2031	2,090,000	2,412,571
Saint Francis MN Independent School District #15 Series A (South Dakota Credit Program Insured)	5.00	2-1-2027	485,000	540,688
Saint Francis MN Independent School District #15 Series A (South Dakota Credit Program Insured)	5.00	2-1-2028	220,000	244,957
Sartell MN Independent School District 748 St. Stephen Public Schools GO Series 2016A (South Dakota Credit Program Insured)	5.00	2-1-2027	1,250,000	1,446,650
Willmar MN Rice Memorial Hospital Project Series 2012A	5.00	2-1-2026	1,000,000	1,074,990

				16,362,351

Health Revenue: 23.11%
Center City MN Health Care Facilities Hazelden Betty Ford Foundation Project Series 2014	5.00	11-1-2026	750,000	852,968
Center City MN Health Care Facilities Hazelden Betty Ford Foundation Project Series 2014	5.00	11-1-2027	500,000	565,220
Center City MN Health Care Facilities Hazelden Betty Ford Foundation Project Series 2014	5.00	11-1-2029	300,000	336,171
Glencoe MN HCFR Glencoe Regional Health Services Project Series 2013	4.00	4-1-2022	735,000	772,536
Maple Grove MN HCFR North Memorial Health Care Series 2015	5.00	9-1-2023	655,000	730,109
Maple Grove MN HCFR Series 2017	5.00	5-1-2031	500,000	568,715
Maple Grove MN HCFR Series 2017	5.00	5-1-2032	500,000	566,660
Minneapolis & St. Paul MN Housing & RDA Allina Health System Series 2017A	5.00	11-15-2029	1,000,000	1,162,270
Minneapolis & St. Paul MN Housing & RDA Children’s Health Care Facilities Series A	5.25	8-15-2025	1,000,000	1,066,360
Minneapolis & St. Paul MN Housing & RDA Children’s Health Care Facilities Series A	5.25	8-15-2035	1,000,000	1,066,150
Minneapolis MN Fairview Health Services Series A (AGM Insured)	6.63	11-15-2028	1,000,000	1,019,090
Minneapolis MN Health Care System Fairview Health Services Series 2015A	5.00	11-15-2033	2,000,000	2,269,620
Minneapolis MN Health Care System Revenue Prerefunded Bond (AGC Insured)	6.50	11-15-2038	345,000	351,431
Minneapolis MN Health Care System Revenue Unrefunded Bond (AGC Insured)	6.50	11-15-2038	1,890,000	1,925,230
Minnesota Agricultural & Economic Development Board Health Care Essentia Health Series C1 (AGC Insured)	4.00	2-15-2020	50,000	51,720
Minnesota Agricultural & Economic Development Board Health Care Essentia Health Series C1 (AGC Insured)	5.00	2-15-2030	2,000,000	2,099,520
Minnesota Agricultural & Economic Development Board Health Care Essentia Health Series E (AGC Insured)	5.00	2-15-2037	4,030,000	4,038,624
Plato MN Health Care Facilities Bond Glencoe Regional Health Services Project Series 2017	5.00	4-1-2041	550,000	596,129
Red Wing MN Senior Housing Deer Crest Project Series A	5.00	11-1-2032	660,000	676,071
Red Wing MN Senior Housing Deer Crest Project Series A	5.00	11-1-2042	560,000	569,761
Rochester MN HCFR Mayo Clinic Series 2011	4.50	11-15-2038	200,000	216,400
Shakopee MN St. Francis Regional Medical Center Series 2014	5.00	9-1-2027	700,000	777,777
Shakopee MN St. Francis Regional Medical Center Series 2014	5.00	9-1-2029	725,000	799,980
St. Cloud MN Health Care Revenue Bonds Series 2016A	5.00	5-1-2030	2,000,000	2,289,140
St. Cloud MN Health Care Revenue Bonds Series 2016A	5.00	5-1-2031	2,000,000	2,283,140
St. Cloud MN Health Care Unrefunded Revenue Bonds CentraCare Health	5.13	5-1-2030	125,000	132,205
St. Louis Park MN Nicollett Health Services Series 2009	5.50	7-1-2029	1,000,000	1,038,530
St. Paul MN Housing & RDA Fairview Health Services Series 2017A	5.00	11-15-2034	565,000	645,744

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Minnesota Tax-Free Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Health Revenue (continued)
St. Paul MN Housing & RDA Health Care Facilities Refunding Bonds Series 2015A	5.00%	7-1-2025	$250,000	$289,010
St. Paul MN Housing & RDA HealthEast Care System Project Series 2015A	5.00	11-15-2025	1,000,000	1,070,430
St. Paul MN Housing & RDA HealthEast Care Systems Project Series 2015A	5.00	11-15-2027	1,000,000	1,173,830
St. Paul MN Housing & RDA HealthPartners Obligated Group Series 2015A	5.00	7-1-2031	2,010,000	2,283,662
Winona MN Health Care Facilities Refunding Bond Series 2012	3.00	7-1-2018	295,000	295,000
Winona MN Health Care Facilities Refunding Bond Series 2012	5.00	7-1-2034	500,000	515,115

				35,094,318

Housing Revenue: 4.64%
Austin MN Housing & RDA Courtyard Residence Project Series A	5.00	1-1-2031	1,500,000	1,514,760
Dakota County MN Community Development Agency SFMR (GNMA/FNMA/FHLMC Insured)	5.30	12-1-2039	16,572	16,606
Minneapolis MN Student Housing Riverton Community Housing Project Series 2014	5.00	8-1-2032	860,000	894,667
Minnesota Housing Finance Agency Residential Housing Series 2009E	4.20	7-1-2021	750,000	755,558
Minnesota Housing Finance Agency Residential Housing Series 2012D (GNMA/FNMA/FHLMC Insured)	4.00	7-1-2040	370,000	379,146
Minnesota Housing Finance Agency Series 2015A	5.00	8-1-2027	1,665,000	1,908,423
Minnesota Housing Finance Agency State Appropriation Bonds Series 2015A	5.00	8-1-2032	500,000	567,350
Minnesota Housing Finance Agency Series 2018D (GNMA/FNMA/FHLMC Insured) (SIFMA Municipal Swap + 0.43%) ±§	1.94	1-1-2045	1,000,000	1,000,000

				7,036,510

Miscellaneous Revenue: 15.93%
Anoka Hennepin MN Independent School District #11 Certificate of Participation Series 2014A	5.00	2-1-2034	1,000,000	1,110,680
Center City MN Health Care Facilities Hazelden Betty Ford Foundation Project Series 2011	5.00	11-1-2041	3,000,000	3,086,910
Goodhue County MN Education District #6051 Red Wing Certificate of Participation Series 2014A	5.00	2-1-2029	750,000	824,475
Minneapolis & St. Paul MN Housing & RDA Children’s Hospital Clinics Series A (AGM Insured, U.S. Bank NA SPA) ø	1.53	8-15-2037	3,000,000	3,000,000
Minneapolis MN Development Limited Tax Supported Common Bond Series 2A	6.00	12-1-2040	1,000,000	1,093,180
Minnesota Certificate of Participation Legislative Office Facility Project Series 2014	5.00	6-1-2023	435,000	492,263
Minnesota General Fund Appropriation Bonds Series 2012B	5.00	3-1-2027	2,000,000	2,200,340
Minnesota General Fund Appropriation Bonds Series 2012B	5.00	3-1-2029	2,000,000	2,198,860
Minnesota General Fund Appropriation Bonds Series 2014A	5.00	6-1-2033	1,000,000	1,118,770
Minnetonka MN Independent School District #276 Series C %%	5.75	2-1-2042	2,145,000	2,507,977
Minnetonka MN Independent School District #276 Series F	5.00	2-1-2024	195,000	219,556
Minnetonka MN Independent School District #276 Series F	5.00	2-1-2025	205,000	230,816
Northeastern Minnesota Metropolitan Intermediate School District #916 Certificate of Participation Series 2013A	4.00	2-1-2024	1,100,000	1,174,371
Northeastern Minnesota Metropolitan Intermediate School District #916 Certificate of Participation Series 2015B	5.00	2-1-2034	1,000,000	1,123,000
Plymouth MN Certificate of Participation Intermediate School District #287 Series A	5.00	2-1-2024	250,000	254,750
Plymouth MN Intermediate School District #287 Certificate of Participation Series 2016A	4.00	5-1-2026	500,000	538,650
Plymouth MN Intermediate School District #287 Certificate of Participation Series 2016A	4.00	5-1-2027	1,000,000	1,068,940
St. Cloud MN Independent School District #742 Series 2017A	5.00	2-1-2032	500,000	564,695
St. Cloud MN Independent School District #742 Series 2017A	5.00	2-1-2034	350,000	393,050
St. Paul MN Housing & RDA Charter School Nova Classical Academy Project Series 2011A	6.63	9-1-2042	865,000	988,358

				24,189,641

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Minnesota Tax-Free Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Transportation Revenue: 1.73%
St. Paul MN Housing & RDA Parking Enterprise Refunding Bonds Series 2017A	4.00%	8-1-2026	$525,000	$570,103
St. Paul MN Housing & RDA Parking Enterprise Refunding Bonds Series 2017A	5.00	8-1-2025	500,000	579,915
St. Paul MN Housing & RDA Parking Enterprise Refunding Bonds Series 2017A	4.00	8-1-2027	545,000	587,445
St. Paul MN Housing & RDA Parking Facilities Project Series A	5.00	8-1-2035	875,000	894,915

				2,632,378

Utilities Revenue: 13.42%
Central Minnesota Municipal Power Agency Brookings Southeast Twin Cities Transmission Project Series 2012	5.00	1-1-2042	1,500,000	1,604,475
Hutchinson MN Public Utility Revenue Refunding Bonds Series 2012A	5.00	12-1-2026	700,000	773,878
Minnesota Municipal Power Agency Series 2010A & Series 2010B	5.00	10-1-2025	2,335,000	2,493,780
Northern Minnesota Municipal Power Agency Series 2013A	4.00	1-1-2028	450,000	470,912
Northern Minnesota Municipal Power Agency Series 2016	5.00	1-1-2030	520,000	586,732
Northern Minnesota Municipal Power Agency Series 2016	5.00	1-1-2031	350,000	393,918
Northern Minnesota Municipal Power Agency Series 2017	5.00	1-1-2041	400,000	447,500
Rochester MN Electric Utility Revenue Series 2017A	5.00	12-1-2037	500,000	572,640
Rochester MN Electric Utility Revenue Series 2013B	5.00	12-1-2025	315,000	359,920
Rochester MN Electric Utility Revenue Series 2013B	5.00	12-1-2026	250,000	284,155
Southern Minnesota Municipal Power Agency CAB Series A (National Insured) ¤##	0.00	1-1-2020	5,100,000	4,951,998
Southern Minnesota Municipal Power Agency Series A	5.25	1-1-2030	2,000,000	2,037,500
Western Minnesota Municipal Power Agency Series A	5.00	1-1-2027	1,565,000	1,741,610
Western Minnesota Municipal Power Agency Series A	5.00	1-1-2030	1,000,000	1,106,100
Western Minnesota Municipal Power Agency Series A	5.00	1-1-2031	1,000,000	1,149,260
Western Minnesota Municipal Power Agency Series A	5.00	1-1-2032	1,250,000	1,408,137

				20,382,515

				149,783,553

Virgin Islands: 0.34%

Tax Revenue: 0.34%
Virgin Islands PFA Matching Fund Loan Notes Senior Lien Series B (AGM Insured)	5.00	10-1-2025	500,000	517,450

Total Municipal Obligations (Cost $151,366,955)				153,362,210

Total investments in securities (Cost $151,366,955)	101.00%	153,362,210
Other assets and liabilities, net	(1.00)	(1,523,395)

Total net assets	100.00%	$151,838,815

%%	The security is issued on a when-issued basis.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

§	The security is subject to a demand feature which reduces the effective maturity.

ø

Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

¤	The security is issued in zero coupon form with no periodic interest payments.

##	All or a portion of this security is segregated for when-issued securities.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Minnesota Tax-Free Fund	Portfolio of investments—June 30, 2018

Abbreviations:

AGC	Assured Guaranty Corporation

AGM	Assured Guaranty Municipal

CAB	Capital appreciation bond

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General obligation

HCFR	Healthcare facilities revenue

HEFAR	Higher education facilities authority revenue

National	National Public Finance Guarantee Corporation

PFA	Public Finance Authority

RDA	Redevelopment Authority

SFMR	Single-family mortgage revenue

SPA	Standby purchase agreement

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—June 30, 2018	Wells Fargo Minnesota Tax-Free Fund	17

Assets
Investments in unaffiliated securities, at value (cost $151,366,955)	$153,362,210
Cash	162,295
Receivable for investments sold	120,077
Receivable for Fund shares sold	82,304
Receivable for interest	2,054,954
Prepaid expenses and other assets	108,631

Total assets	155,890,471

Liabilities
Payable for investments purchased	3,397,283
Payable for Fund shares redeemed	481,381
Dividends payable	76,986
Management fee payable	37,775
Administration fees payable	14,416
Distribution fee payable	4,695
Trustees’ fees and expenses payable	39
Accrued expenses and other liabilities	39,081

Total liabilities	4,051,656

Total net assets	$151,838,815

NET ASSETS CONSIST OF
Paid-in capital	$149,088,231
Undistributed net investment income	830,755
Accumulated net realized losses on investments	(75,426)
Net unrealized gains on investments	1,995,255

Total net assets	$151,838,815

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$29,554,354
Shares outstanding – Class A1	2,811,334
Net asset value per share – Class A2	$10.51
Maximum offering price per share – Class A	$11.01
Net assets – Class C	$7,386,864
Shares outstanding – Class C1	702,737
Net asset value per share – Class C	$10.51
Net assets – Administrator Class	$85,258,506
Shares outstanding – Administrator Class[1]	8,113,455
Net asset value per share – Administrator Class	$10.51
Net assets – Institutional Class	$29,639,091
Shares outstanding – Institutional Class[1]	2,817,581
Net asset value per share – Institutional Class	$10.52

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Minnesota Tax-Free Fund	Statement of operations—year ended June 30, 2018

Investment income
Interest	$5,709,136

Expenses
Management fee	654,802
Administration fees
Class A	51,856
Class C	13,386
Administrator Class	96,732
Institutional Class	20,954
Shareholder servicing fees
Class A	81,024
Class C	20,916
Administrator Class	241,829
Distribution fee
Class C	62,749
Custody and accounting fees	4,550
Professional fees	8,025
Shareholder report expenses	19,798
Trustees’ fees and expenses	19,250
Other fees and expenses	5,572

Total expenses	1,301,443
Less: Fee waivers and/or expense reimbursements	(178,829)

Net expenses	1,122,614

Net investment income	4,586,522

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	195,726
Net change in unrealized gains (losses) on investments	(2,825,310)

Net realized and unrealized gains (losses) on investments	(2,629,584)

Net increase in net assets resulting from operations	$1,956,938

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Minnesota Tax-Free Fund	19

	Year ended June 30, 2018		Year ended June 30, 2017

Operations
Net investment income		$4,586,522		$4,880,235
Net realized gains on investments		195,726		489,861
Net change in unrealized gains (losses) on investments		(2,825,310)		(6,446,195)

Net increase (decrease) in net assets resulting from operations		1,956,938		(1,076,099)

Distributions to shareholders from
Net investment income
Class A		(855,881)		(1,086,514)
Class C		(158,147)		(188,496)
Administrator Class		(2,792,428)		(3,397,164)
Institutional Class		(780,067)		(208,060)[1]
Net realized gains
Class A		(16,863)		(181,495)
Class C		(4,226)		(42,362)
Administrator Class		(48,922)		(459,089)
Institutional Class		(13,482)		(21,533)[1]

Total distributions to shareholders		(4,670,016)		(5,584,713)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	171,297	1,824,591	383,062	4,171,243
Class C	30,242	320,610	91,703	999,287
Administrator Class	1,645,104	17,459,103	4,832,418	51,690,025
Institutional Class	1,450,392	15,399,618	2,396,879 [1]	25,479,423 [1]

		35,003,922		82,339,978

Reinvestment of distributions
Class A	80,361	852,641	115,744	1,240,727
Class C	15,294	162,268	21,560	230,847
Administrator Class	181,284	1,922,161	258,723	2,773,566
Institutional Class	74,672	792,417	21,568 [1]	229,581 [1]

		3,729,487		4,474,721

Payment for shares redeemed
Class A	(689,876)	(7,312,506)	(1,353,492)	(14,441,455)
Class C	(234,385)	(2,490,668)	(157,354)	(1,679,329)
Administrator Class	(3,535,508)	(37,420,099)	(6,516,596)	(69,327,244)
Institutional Class	(838,851)	(8,894,018)	(287,079)[1]	(3,050,214)[1]

		(56,117,291)		(88,498,242)

Net decrease in net assets resulting from capital share transactions		(17,383,882)		(1,683,543)

Total decrease in net assets		(20,096,960)		(8,344,355)

Net assets
Beginning of period		171,935,775		180,280,130

End of period		$151,838,815		$171,935,775

Undistributed net investment income		$830,755		$691,461

[1]	For the period from October 31, 2016 (commencement of class operations) to June 30, 2017

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Minnesota Tax-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.68	$11.07	$10.79	$10.86	$10.74
Net investment income	0.28 [1]	0.28 [1]	0.33	0.33	0.35
Net realized and unrealized gains (losses) on investments	(0.16)	(0.34)	0.28	(0.04)	0.20

Total from investment operations	0.12	(0.06)	0.61	0.29	0.55
Distributions to shareholders from
Net investment income	(0.28)	(0.28)	(0.33)	(0.33)	(0.35)
Net realized gains	(0.01)	(0.05)	(0.00)[2]	(0.03)	(0.08)

Total distributions to shareholders	(0.29)	(0.33)	(0.33)	(0.36)	(0.43)
Net asset value, end of period	$10.51	$10.68	$11.07	$10.79	$10.86
Total return[3]	1.10%	(0.53)%	5.74%	2.72%	5.29%
Ratios to average net assets (annualized)
Gross expenses	0.85%	0.91%	0.89%	0.89%	0.89%
Net expenses	0.84%	0.85%	0.85%	0.85%	0.85%
Net investment income	2.64%	2.63%	2.99%	3.03%	3.28%
Supplemental data
Portfolio turnover rate	15%	22%	16%	20%	15%
Net assets, end of period (000s omitted)	$29,554	$34,720	$45,437	$45,437	$44,499

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Minnesota Tax-Free Fund	21

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.68	$11.07	$10.79	$10.86	$10.74
Net investment income	0.20	0.20	0.24	0.25	0.27
Net realized and unrealized gains (losses) on investments	(0.16)	(0.34)	0.28	(0.04)	0.20

Total from investment operations	0.04	(0.14)	0.52	0.21	0.47
Distributions to shareholders from
Net investment income	(0.20)	(0.20)	(0.24)	(0.25)	(0.27)
Net realized gains	(0.01)	(0.05)	(0.00)[1]	(0.03)	(0.08)

Total distributions to shareholders	(0.21)	(0.25)	(0.24)	(0.28)	(0.35)
Net asset value, end of period	$10.51	$10.68	$11.07	$10.79	$10.86
Total return[2]	0.34%	(1.27)%	4.95%	1.96%	4.50%
Ratios to average net assets (annualized)
Gross expenses	1.59%	1.65%	1.64%	1.64%	1.64%
Net expenses	1.59%	1.60%	1.60%	1.60%	1.60%
Net investment income	1.89%	1.88%	2.24%	2.28%	2.53%
Supplemental data
Portfolio turnover rate	15%	22%	16%	20%	15%
Net assets, end of period (000s omitted)	$7,387	$9,525	$10,358	$10,061	$8,768

[1]	Amount is less than $0.005.

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Minnesota Tax-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.68	$11.07	$10.78	$10.86	$10.74
Net investment income	0.31 [1]	0.31 [1]	0.35	0.36	0.38
Net realized and unrealized gains (losses) on investments	(0.16)	(0.34)	0.29	(0.05)	0.20

Total from investment operations	0.15	(0.03)	0.64	0.31	0.58
Distributions to shareholders from
Net investment income	(0.31)	(0.31)	(0.35)	(0.36)	(0.38)
Net realized gains	(0.01)	(0.05)	(0.00)[2]	(0.03)	(0.08)

Total distributions to shareholders	(0.32)	(0.36)	(0.35)	(0.39)	(0.46)
Net asset value, end of period	$10.51	$10.68	$11.07	$10.78	$10.86
Total return	1.34%	(0.28)%	6.10%	2.88%	5.55%
Ratios to average net assets (annualized)
Gross expenses	0.78%	0.84%	0.83%	0.83%	0.83%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	2.89%	2.87%	3.24%	3.28%	3.53%
Supplemental data
Portfolio turnover rate	15%	22%	16%	20%	15%
Net assets, end of period (000s omitted)	$85,259	$104,906	$124,485	$111,475	$98,483

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Minnesota Tax-Free Fund	23

(For a share outstanding throughout each period)

	Year ended June 30
INSTITUTIONAL CLASS	2018	2017[1]
Net asset value, beginning of period	$10.69	$10.88
Net investment income	0.32	0.21
Net realized and unrealized gains (losses) on investments	(0.16)	(0.14)

Total from investment operations	0.16	0.07
Distributions to shareholders from
Net investment income	(0.32)	(0.21)
Net realized gains	(0.01)	(0.05)

Total distributions to shareholders	(0.33)	(0.26)
Net asset value, end of period	$10.52	$10.69
Total return[2]	1.43%	0.62%
Ratios to average net assets (annualized)
Gross expenses	0.52%	0.52%
Net expenses	0.52%	0.51%
Net investment income	2.98%	2.91%
Supplemental data
Portfolio turnover rate	15%	22%
Net assets, end of period (000s omitted)	$29,639	$22,785

[1]	For the period from October 31, 2016 (commencement of class operations) to June 30, 2017

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Minnesota Tax-Free Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Minnesota Tax-Free Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Notes to financial statements	Wells Fargo Minnesota Tax-Free Fund	25

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2018, the aggregate cost of all investments for federal income tax purposes was $151,366,955 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$3,133,075
Gross unrealized losses	(1,137,820)
Net unrealized gains	$1,995,255

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to market discount. At June 30, 2018, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$139,295	$(139,295)

As of June 30, 2018, the Fund had current year deferred post-October capital losses consisting of $71,454 short-term losses and $3,972 long-term losses which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

26	Wells Fargo Minnesota Tax-Free Fund	Notes to financial statements
∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Municipal obligations	$0	$153,362,210	$0	$153,362,210

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At June 30, 2018, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.40% and declining to 0.28% as the average daily net assets of the Fund increase. For the year ended June 30, 2018, the management fee was equivalent to an annual rate of 0.40% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against

Notes to financial statements	Wells Fargo Minnesota Tax-Free Fund	27

class specific expenses before fund level expenses. Funds Management has committed through October 31, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.85% for Class A shares, 1.60% for Class C shares, 0.60% for Administrator Class shares and 0.52% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the years ended June 30, 2018, Funds Distributor received $245 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended June 30, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $6,500,000 and $18,250,000 in interfund purchases and sales, respectively, during the year ended June 30, 2018.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2018 were $24,455,915 and $29,719,408, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

For the year ended June 30, 2018, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2018 and June 30, 2017 were as follows:

	Year ended June 30
	2018	2017
Ordinary income	$0	$8,009
Tax-exempt income	4,586,603	4,880,443
Long-term capital gain	83,413	696,261

28	Wells Fargo Minnesota Tax-Free Fund	Notes to financial statements

As of June 30, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Unrealized gains	Post-October capital losses deferred
$907,739	$1,995,255	$(75,426)

8. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state or territories of the U.S. Therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt fund.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In March 2017, FASB issued Accounting Standards Update (“ASU”) No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium. The amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held a at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years . Management is currently evaluating the potential impact of this new guidance to the financial statements.

Report of independent registered public accounting firm	Wells Fargo Minnesota Tax-Free Fund	29

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Minnesota Tax-Free Fund (the Fund), one of the funds constituting the Wells Fargo Funds Trust, including the portfolio of investments, as of June 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2018, by correspondence with custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

August 24, 2018

30	Wells Fargo Minnesota Tax-Free Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $83,413 was designated as a 20% rate gain distribution for the fiscal year ended June 30, 2018.

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2018.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Minnesota Tax-Free Fund	31

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 154 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and the Glimmerglass Festival. She is also an inactive Chartered Financial Analyst.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

32	Wells Fargo Minnesota Tax-Free Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Goverance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue shield of Minnesota of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director 003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo Minnesota Tax-Free Fund	33

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Alexander Kymn[3] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 77 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 77 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

34	Wells Fargo Minnesota Tax-Free Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Minnesota Tax Free Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Minnesota Tax Free Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Other information (unaudited)	Wells Fargo Minnesota Tax-Free Fund	35

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the three, five- and ten-year periods under review, but lower than the average investment performance of the Universe for the one- year period under review. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Bloomberg Barclays Municipal Bond Index, all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than, equal to, or in range of the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or equal to the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Fund and the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the WFAM and Wells Fargo profitability analysis.

36	Wells Fargo Minnesota Tax-Free Fund	Other information (unaudited)

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Fund.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Appendix A (unaudited)	Wells Fargo Minnesota Tax-Free Fund	37

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Ameriprise

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Ameriprise Financial

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

•	Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)

•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load-waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

Automatic Exchange of Class C Shares Available at Ameriprise Financial

•	Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

38	Wells Fargo Minnesota Tax-Free Fund	Appendix A (unaudited)
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•

Employees and registered representatives of Merrill Lynch or its affiliates and their family members, as defined by Merrill Lynch, which may differ from the definition of family member in the Fund’s prospectus.

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Fund’s prospectus

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley

Effective on or about July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from and be more limited than those disclosed in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Morgan Stanley

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

Appendix A (unaudited)	Wells Fargo Minnesota Tax-Free Fund	39
•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge. This waiver is subject to the Fund’s policy regarding frequent purchases and redemption of Fund shares, as discussed under “Account Information—Frequent Purchases and Redemptions of Fund Shares” in the Fund’s prospectus.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

314260 08-18 A252/AR252 06-18

Annual Report

June 30, 2018

Wells Fargo Municipal Bond Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Municipal Bond Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Globally, economies strengthened, equity markets advanced, and foreign bonds outperformed fixed-income investments in the U.S.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Municipal Bond Fund for the 12-month period that ended June 30, 2018. Globally, economies strengthened, equity markets advanced, and foreign bonds outperformed fixed-income investments in the U.S.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 14.37%, and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 7.28%. Emerging market stocks, as measured by the MSCI EM Index (Net),3 added 8.20%. In bond markets, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 0.40% while fixed-income investments outside the U.S. gained 2.78%, according to the Bloomberg Barclays Global Aggregate ex-USD Index.5 The Bloomberg Barclays Municipal Bond Index6 added 1.56%, and the ICE BofAML U.S. High Yield Index7 was up 2.53%.

Volatility increased during the third quarter of 2017, but favorable data curbed concerns.

During the third quarter of 2017, investor expectations advanced and fell amid shifting geopolitical tensions, particularly in Asia, and during multiple efforts to reform health care laws in the U.S. Corporate earnings and consumer confidence improved. Annualized U.S. gross domestic product growth for the quarter was 3.2%. Meanwhile, inflation continued to trail the U.S. Federal Reserve’s (Fed’s) targets.

Economic momentum increased in Europe; the European Central Bank (ECB) held its rates steady at low levels and continued its quantitative easing bond-buying program with the goal of sparking economic activity. As they had in the second quarter, emerging markets with currencies that strengthened relative to the U.S. dollar benefited. In addition, commodity price increases supported economic activity in countries that rely on natural resources for exports.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

[8]

The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Municipal Bond Fund	3

The fourth quarter of 2017 was characterized by continued optimism in global markets.

U.S. stocks continued to rally during the fourth quarter of 2017, boosted by synchronized expansion in the global economy and favorable company earnings. In October 2017, the Fed began to sell the bonds acquired during a series of quantitative easing programs following the 2008 financial crisis. The Bank of England suggested it could hike interest rates in November, and the pound gained against other currencies. In addition, the Fed increased rates by another 25 basis points (bps; 100 bps equal 1.00%) in December. Stocks received a boost from growing optimism about tax reform legislation.

International markets, particularly emerging markets, continued to show strength, supported by several factors that led some observers to describe conditions as a Goldilocks economic scenario: synchronized global growth, low inflation, and healthy corporate earnings, all supported abroad by a weaker U.S. dollar.

Volatility reemerged during the first quarter of 2018 as economic signals were mixed.

The first quarter of 2018 began with stock market gains in January after the U.S. announced tax reform measures intended to lower rates for individuals and corporations. Then, investor optimism was supplanted by several concerns. Trade tensions emerged, particularly between the U.S. and China, as the U.S. threatened to impose tariffs on a broad range of imported products. Increasing interest rates and inflation also caused concern. During February 2018, the U.S. stock market endured a loss of more than 10% before recovering in March and April. The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

The Fed increased the federal funds rate by 25 bps in March and the rate of inflation reached the Fed’s 2% target for the first time in a year. The unemployment rate fell to 4.1% by March 2018 and wage growth data improved. The third revision of gross domestic product growth for the first quarter by the U.S. Bureau of Economic Analysis released during June was lowered to 2.0%.

Overseas, investment market returns reversed the strong returns of 2017—the MSCI ACWI ex USA Index (Net) gained 27.19% for the 12-month period—falling 0.43% through the end of the second quarter of 2018. Although central banks, including the ECB and the Bank of Japan, maintained low interest rates and quantitative easing measures that are generally supportive of businesses and equity markets, the U.S. dollar strengthened relative to local currencies, which served to restrain returns.

Global trade tensions escalated during the second quarter of 2018.

Global trade tensions escalated as the second quarter of 2018 opened and equity markets fell in response before resuming upward momentum later in April. The CPI8 for All Urban Consumers added 0.2% in May after a similar increase in April. On a year-over-year basis, the all-items index rose 2.8% for the 12 months that ended May 31, continuing its upward trend since the beginning of the year. The index for all items less food and energy rose 2.2% for the same 12-month period.

During June 2018, the Fed increased the federal funds rate by an additional 25 bps. Market expectations increased that the Fed might announce two more rate increases in 2018. The unemployment rate fell to an 18-year low of 3.8% in May and wage growth data improved. Internationally, central banks maintained their low interest rates and monetary policies that were accommodative of business activity.

During February 2018, the U.S. stock market endured a loss of more than 10% before recovering in March and April.

4	Wells Fargo Municipal Bond Fund	Letter to shareholders (unaudited)

Interest rates generally increased and the bond markets tended to decline. Long-term interest rates in the U.S. trended higher—rates on the 10-year and 30-year Treasury bonds moved from 2.46% and 2.81%, respectively, at the beginning of the year on January 1, 2018, to 2.85% and 2.98%, respectively, on June 30, 2018, well off their highest levels during the first half of the year of 3.11% and 3.25%, respectively, on May 17, 2018.

Despite the positive economic and business trends globally, international stock values fell and U.S. stock gains moderated during most of the second quarter of 2018 due to escalating tensions as the U.S. imposed tariffs on foreign goods and countries outside of the U.S. imposed tariffs of their own on U.S. products in response.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to shareholders

At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo Municipal Bond Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Lyle J. Fitterer, CFA®, CPA

Robert J. Miller

Average annual total returns (%) as of June 30, 2018

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (WMFAX)	4-8-2005	(1.64)	3.19	4.75	2.97	4.14	5.23	0.79	0.75
Class C (WMFCX)	4-8-2005	1.30	3.37	4.44	2.30	3.37	4.44	1.54	1.50
Administrator Class (WMFDX)	4-8-2005	–	–	–	3.13	4.28	5.38	0.73	0.60
Institutional Class (WMBIX)	3-31-2008	–	–	–	3.37	4.44	5.53	0.46	0.46
Bloomberg Barclays Municipal Bond Index[3]	–	–	–	–	1.56	3.53	4.43	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to high-yield securities risk and municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/ or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Municipal Bond Fund	7

Growth of $10,000 investment as of June 30, 2018[4]

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through October 31, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 0.75% for Class A, 1.50% for Class C, 0.60% for Administrator Class, and 0.48% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[4]

The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[5]	Amounts are calculated based on the total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[6]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

8	Wells Fargo Municipal Bond Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the Bloomberg Barclays Municipal Bond Index, during the 12-month period that ended June 30, 2018.

∎	The Fund’s conservative duration positioning helped dampen volatility, and its bias toward a flatter yield curve positively influenced returns.

∎

The Fund’s overweight to lower-quality credits was a positive contributor. A-rated, BBB-rated, and high-yield bonds all performed well as a growing economy was positive for revenue growth and demand for income remained strong.

∎

Issue selection within the state and local general obligation, education, and special tax sectors, along with budget-challenged states, such as Illinois and New Jersey, contributed to results. An underweight to a strong-performing health care sector and purchases of longer-duration bonds during the tax-change-inspired rally in late November and early December 2017 detracted from overall results.

Effective maturity distribution as of June 30, 2018[5]

Tightening monetary policy was offset by more-aggressive fiscal policy, but geopolitical tensions are rising.

Year-over-year U.S. gross domestic product growth trended higher during the period, but so did consumer and producer prices—that is, inflation. At the same time, the U.S. unemployment rate declined from 4.3% to 3.8%. This provided the backdrop for three Federal Reserve (Fed) interest rate hikes, taking the federal funds rate from 1.25% to 2.00%, and the market is anticipating another two increases before the end of 2018. Offsetting these tighter monetary movements was fiscal stimulus in the form of a large cut in the corporate tax rate, a smaller reduction in individual tax rates, and an incentive for corporations to repatriate funds held in overseas accounts.

The North Korea conflict, trade wars, immigration policies, and progression of Brexit talks, combined with other tensions in the European Union, all contributed to increased geopolitical risks during the period. These occasionally led to periods of market volatility, but any pullbacks in equity prices or rallies in bond prices quickly reversed as the market focused on the improving economic outlook. However, recently, European and Asian equity prices have declined, investment-grade credit spreads have widened, and volatility has increased. At the same time, longer-term U.S. Treasury yields have been trending lower.

Tax reform accelerated municipal bond issuance in December 2017.

Uncertainty over tax reform and its impact on issuance in the municipal bond market led to record bond issuance in December 2017, which contributed to calendar-year 2017 being the second highest on record. Other notable impacts from tax reform in the municipal bond market included elimination of advanced refundings, elimination of the alternative minimum tax for corporations, and a material reduction in the corporate income tax rate, which directly affects demand for tax-exempt bonds.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Municipal Bond Fund	9

Credit quality as of June 30, 2018[6]

Security selection and sector exposures combined with an overweight to credit were the main drivers of performance.

As the period began, the Fund continued to reduce its interest rate exposure into market strength. Yields on 10-year Treasury notes bottomed in mid-September 2017, but the Fund’s duration continued to decline until early November 2017, bottoming at about 4.3 years. Rates on 10-year Treasuries reached near 2.5% early in 2018 and reached 3% in late-February 2018 before peaking in May 2018 at 3.11%. We started to extend the duration of the Fund in late November and early December as supply accelerated due to concerns surrounding tax reform, but we remained shorter than the benchmark. Even though supply declined in the first quarter of 2018, longer-term municipal yields moved higher even faster than Treasury yields. Once again, we used this as an opportunity to buy longer-duration and higher-quality bonds.

We remained overweight lower-quality bonds; we were becoming more cautious. Investment-grade corporate credit spreads started to widen in early 2018 and that trend continued into the second quarter. However, municipal bond credit spreads continued to decline as demand remained robust. The Fund has gradually reduced its exposure to bonds rated A and below and added to bonds rated AA and AAA. Lower-quality bonds performed well during the period and the Fund’s above-benchmark exposure was the largest contributor to outperformance.

Illinois and New Jersey bonds were the two best-performing states in the index and the Fund was overweight both. Through good security selection, the Fund’s holdings of these states’ bonds also outperformed the benchmark. Illinois bonds benefited as the state finally passed a budget and revenues increased as the state income tax was increased and the economic backdrop within the city of Chicago remained robust. Optimism surrounding the election of a new governor and demand for state-specific bonds in high-tax states helped New Jersey bonds perform well. The Fund has been selectively reducing exposure to both states as pension issues remain and valuations look less attractive. The territory of the Virgin Islands bonds performed the best within the benchmark, rebounding from poor performance in the prior period. We used this as an opportunity to exit our position as we became more concerned about the long-term ability of the territory to meet its debt payments. Finally, we further reduced our California exposure. Limited supply combined with strong in-state demand has pushed yield spreads back to record lows. The state will be electing a new governor this fall, which may reduce fiscal discipline, and we are finding better value in other states. Our holdings within both Texas and Florida have increased. Both states have no state income tax, so valuations are not being skewed by the new tax code.

Fortunately, the Fund had a limited number of poorer-performing securities. We had a few small holdings within the charter school sector that saw price declines due to poor academic performance, declining enrollment, or trouble renewing charters. Overall, the charter school sector performed well and has continued to grow. Charters are becoming more accepted in many states, and the investor universe has expanded. Health care bonds performed well during the period, led by longer-duration and lower-quality bonds. We remain underweight the sector, preferring high-quality bonds on the long end and taking credit exposure in shorter maturities, which caused performance to lag the benchmark. Other bonds that performed poorly tended to be longer-duration bonds that were purchased in late November or early December 2017, when many investors were buying because of concerns surrounding tax reform and the fear that supply would be reduced in early 2018. We should have heeded our own advice and not followed the crowd. Tax reform generally has not been the main driver of municipal returns.

As the expansionary period nears record length, a slow transition away from risk may be warranted.

The current period of economic expansion started in June 2009 and is the second longest post the Great Depression. Risk assets (lower-quality bonds and equities) have performed well. However, volatility has recently increased—many Asian, European, and emerging market equity prices have declined year to date, and corporate credit spreads have been widening. We still believe the current U.S. expansion has further to run, primarily driven by the recent tax cuts. The Fed is still on track to raise rates further and the European Central Bank will start reducing quantitative easing later this year, which both point to higher short-term rates. However, the markets are pricing in these expectations already and any hint of change could cause interest rates to decline. Overall, technicals remain strong in the municipal bond market. We expect municipal bond

Please see footnotes on page 7.

10	Wells Fargo Municipal Bond Fund	Performance highlights (unaudited)

valuations in the medium term to be bolstered by high state-income-tax rates, record levels of municipal debt maturities and calls, and limited availability of gross municipal bond supply. Therefore, while the Fund currently has less interest rate and more credit exposure than the benchmark, our strategy over the next 6 to 12 months will be to reduce these mismatches as we start to prepare for the next cycle.

Please see footnotes on page 7.

Fund expenses (unaudited)	Wells Fargo Municipal Bond Fund	11

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2018 to June 30, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2018	Ending account value 6-30-2018	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,005.11	$3.73	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76	0.75%
Class C
Actual	$1,000.00	$1,001.38	$7.44	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.36	$7.50	1.50%
Administrator Class
Actual	$1,000.00	$1,004.90	$2.98	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Institutional Class
Actual	$1,000.00	$1,006.54	$2.30	0.46%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.51	$2.31	0.46%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

12	Wells Fargo Municipal Bond Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 100.01%

Alabama: 1.21%

GO Revenue: 0.29%
Birmingham AL CAB Series A1	5.00%	3-1-2045	$3,000,000	$3,213,570
Jefferson County AL Series A	4.90	4-1-2021	3,440,000	3,537,902
Jefferson County AL Warrants Series C	4.90	4-1-2021	1,985,000	2,041,493

				8,792,965

Miscellaneous Revenue: 0.74%
Alabama Federal Aid Highway Finance Authority Series A	5.00	9-1-2035	19,000,000	21,955,070

Water & Sewer Revenue: 0.18%
Jefferson County AL CAB Series B (AGM Insured) ¤	0.00	10-1-2025	710,000	558,926
Jefferson County AL CAB Series B (AGM Insured) ¤	0.00	10-1-2026	3,000,000	2,220,900
Jefferson County AL CAB Series B (AGM Insured) ¤	0.00	10-1-2029	4,115,000	2,485,954

				5,265,780

				36,013,815

Alaska: 0.39%

Health Revenue: 0.39%
Alaska IDA Loan Anticipation YKHC Project	3.50	12-1-2020	11,300,000	11,447,691

Arizona: 1.62%

Education Revenue: 0.78%
La Paz County AZ IDA Educational Facility Imagine Schools West Middle Project Series A 144A	5.75	6-15-2038	1,085,000	1,093,257
La Paz County AZ IDA Educational Facility Imagine Schools West Middle Project Series A 144A	5.88	6-15-2048	2,435,000	2,451,753
Phoenix AZ IDA Legacy Traditional Schools Project Series A 144A	6.50	7-1-2034	2,000,000	2,218,080
Pima County AZ IDA New Plan Learning Project Series A	7.75	7-1-2035	7,390,000	7,450,450
Pima County AZ IDA New Plan Learning Project Series A	8.13	7-1-2041	6,395,000	6,447,823
Pima County AZ IDA Noah Webster Schools-Pima Project	7.00	12-15-2043	3,225,000	3,511,638

				23,173,001

Health Revenue: 0.11%
Tempe AZ IDA Friendship Village Project Series A	5.25	12-1-2020	1,000,000	1,063,450
Tempe AZ IDA Friendship Village Project Series A	5.38	12-1-2021	1,000,000	1,085,230
Tempe AZ IDA Friendship Village Project Series A	5.50	12-1-2022	1,000,000	1,084,510

				3,233,190

Miscellaneous Revenue: 0.28%
Navajo Nation Arizona Refunding Bond Series A 144A	5.50	12-1-2030	7,275,000	8,181,902

Resource Recovery Revenue: 0.11%
Yavapai County AZ IDA Waste Management Incorporated Project	2.80	6-1-2027	3,200,000	3,215,104

Utilities Revenue: 0.00%
Maricopa County AZ PCR Public Service Company of New Mexico Palo Verde Project Series B	5.20	6-1-2043	100,000	105,409

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Municipal Bond Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Water & Sewer Revenue: 0.34%
Phoenix AZ Civic Improvement Corporation Junior Lien Refunding Bond	5.00%	7-1-2034	$8,805,000	$10,156,656

				48,065,262

California: 7.06%

Airport Revenue: 1.72%
Los Angeles CA Department of Airports Subordinate Revenue Bonds Series A	5.25	5-15-2048	15,000,000	17,555,850
San Francisco CA City & County Airport Commission San Francisco International Airport Series B	5.00	5-1-2046	30,000,000	33,513,600

				51,069,450

Education Revenue: 0.09%
California Municipal Finance Authority Charter School Albert Einstein Academies Project Series A	7.13	8-1-2043	2,230,000	2,441,114
California Statewide CDA School Facility Aspire Public Schools	5.00	7-1-2020	275,000	278,143

				2,719,257

GO Revenue: 2.13%
Alhambra CA Unified School District CAB Election of 2008 Series B (AGM Insured) ¤	0.00	8-1-2031	2,175,000	1,413,989
Alhambra CA Unified School District CAB Election of 2008 Series B (AGM Insured) ¤	0.00	8-1-2032	3,795,000	2,360,945
Alhambra CA Unified School District CAB Election of 2008 Series B (AGM Insured) ¤	0.00	8-1-2034	5,000,000	2,817,300
Alhambra CA Unified School District CAB Election of 2008 Series B (AGM Insured) ¤	0.00	8-1-2035	6,700,000	3,612,439
Alhambra CA Unified School District CAB Series B (AGC Insured) ¤	0.00	8-1-2031	7,500,000	4,907,250
California PFOTER Series DCL-011 (Dexia Credit Local LOC, AGM Insured) 144Aø	1.75	8-1-2027	19,950,000	19,950,000
California Tender Option Bond Trust Receipts/Certificates Santa Clara County CA San Jose Unified School District Series 2015 (JPMorgan Chase & Company LIQ) 144Aø	1.66	8-1-2022	2,050,000	2,050,000
Cerritos CA Community College District CAB Election of 2004 Series D ¤	0.00	8-1-2027	1,000,000	760,420
Cerritos CA Community College District CAB Election of 2004 Series D ¤	0.00	8-1-2028	1,040,000	760,510
Colton CA Unified School District CAB Series B (AGM Insured) ¤	0.00	8-1-2031	1,000,000	637,690
Colton CA Unified School District CAB Series B (AGM Insured) ¤	0.00	8-1-2032	1,000,000	608,500
Colton CA Unified School District CAB Series B (AGM Insured) ¤	0.00	8-1-2033	1,000,000	580,480
Compton CA Community College District CAB Election of 2002 Series C ¤	0.00	8-1-2032	2,515,000	1,460,134
Compton CA Community College District CAB Election of 2002 Series C ¤	0.00	8-1-2033	2,000,000	1,105,640
El Monte CA Union High School District CAB Election of 2008 (AGM Insured) ¤	0.00	6-1-2028	1,165,000	854,667
El Monte CA Union High School District CAB Election of 2008 (AGM Insured) ¤	0.00	6-1-2029	1,500,000	1,052,910
El Monte CA Union High School District CAB Election of 2008 (AGM Insured) ¤	0.00	6-1-2030	2,000,000	1,343,240
El Monte CA Union High School District CAB Election of 2008 (AGM Insured) ¤	0.00	6-1-2031	2,000,000	1,284,340
El Monte CA Union High School District CAB Election of 2008 (AGM Insured) ¤	0.00	6-1-2032	1,660,000	1,020,236
El Monte CA Union High School District CAB Election of 2008 (AGM Insured) ¤	0.00	6-1-2033	1,230,000	720,411
Ontario Montclair CA School District CAB (AGC Insured) ¤	0.00	8-1-2028	1,500,000	1,099,065
Ontario Montclair CA School District CAB (AGC Insured) ¤	0.00	8-1-2030	2,000,000	1,305,980
San Bernardino CA Unified School District Election of 2012 Series A (AGM Insured)	5.00	8-1-2031	1,100,000	1,229,800
San Bernardino CA Unified School District Series A (AGM Insured)	5.00	8-1-2026	1,100,000	1,241,548
San Bernardino CA Unified School District Series A (AGM Insured)	5.00	8-1-2028	1,250,000	1,405,113
San Diego CA Unified School District CAB Series C ¤	0.00	7-1-2031	2,000,000	1,297,140
San Diego CA Unified School District CAB Series C ¤	0.00	7-1-2033	1,000,000	593,490
San Diego CA Unified School District CAB Series C ¤	0.00	7-1-2034	2,000,000	1,130,280
West Contra Costa CA Unified School District CAB Series C (AGM Insured) ¤	0.00	8-1-2029	3,000,000	2,112,810
West Contra Costa CA Unified School District Election of 2005 Series C-1 (AGC Insured) ¤	0.00	8-1-2029	1,690,000	1,190,216
Wiseburn CA School District CAB Election of 2010 Series B (AGM Insured) ¤	0.00	8-1-2034	2,530,000	1,378,116

				63,284,659

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Municipal Bond Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Health Revenue: 0.59%
California Statewide CDA Sutter Health Series A	6.00%	8-15-2042	$4,900,000	$5,353,299
San Buenaventura CA Community Mental Health System	6.00	12-1-2019	1,040,000	1,093,404
San Buenaventura CA Community Mental Health System	6.25	12-1-2020	2,000,000	2,178,800
Tender Option Bond Trust Receipts/Floater Certificates Series 2017-013 (Barclays Bank plc LOC, Barclays Bank plc LIQ) 144Aø	1.67	8-15-2051	8,710,000	8,710,000

				17,335,503

Industrial Development Revenue: 0.12%
California PCFA Solid Waste Disposal AMT Green Bond Calplant I Project 144A	8.00	7-1-2039	3,270,000	3,544,517

Miscellaneous Revenue: 1.31%
Alameda County CA CAB Certificate of Participation (National Insured) ¤	0.00	6-15-2019	1,400,000	1,372,364
Anaheim CA PFA Convention Center Expansion Project Series A	5.00	5-1-2046	8,500,000	9,489,060
California Public Works Board Department of General Services Buildings 8 & 9A	6.25	4-1-2034	4,000,000	4,145,800
California Public Works Board Judicial Council Project Series A	5.00	3-1-2031	3,260,000	3,640,735
Golden State Tobacco Securitization Corporation California Tobacco Settlement Revenue Series A	5.00	6-1-2030	970,000	1,079,028
Pasadena CA PFA CAB Rose Bowl Series A ¤	0.00	3-1-2027	2,095,000	1,634,016
Pasadena CA PFA CAB Rose Bowl Series A ¤	0.00	3-1-2028	4,450,000	3,337,500
Pasadena CA PFA CAB Rose Bowl Series A ¤	0.00	3-1-2029	4,520,000	3,256,163
Pasadena CA PFA CAB Rose Bowl Series A ¤	0.00	3-1-2031	2,185,000	1,440,112
Pasadena CA PFA CAB Rose Bowl Series A ¤	0.00	3-1-2032	2,000,000	1,261,840
Pasadena CA PFA CAB Rose Bowl Series A ¤	0.00	3-1-2033	4,295,000	2,604,918
Richmond CA Joint Powers Financing Authority Civic Center Project Series A (AGC Insured)	5.88	8-1-2037	25,000	26,044
Richmond CA Joint Powers Financing Authority Point Potrero Series A	6.25	7-1-2024	5,420,000	5,659,943

				38,947,523

Transportation Revenue: 0.43%
Bay Area CA Toll Authority Toll Bridge Series A (SIFMA Municipal Swap +1.25%) ±	2.76	4-1-2036	12,000,000	12,629,640

Utilities Revenue: 0.67%
M-S-R California Energy Authority Gas Series B	6.13	11-1-2029	15,925,000	19,772,002

				209,302,551

Colorado: 2.07%

Education Revenue: 1.22%
Colorado ECFA Charter School American Academy Project	7.13	12-1-2033	2,200,000	2,294,952
Colorado ECFA Charter School Banning Lewis Ranch Academy Project Series A	6.00	12-15-2037	2,900,000	2,815,755
Colorado ECFA Charter School Banning Lewis Ranch Academy Project Series B-2	7.00	12-15-2046	3,940,000	3,977,233
Colorado ECFA Charter School Community Leadership Academy	5.75	7-1-2019	195,000	195,386
Colorado ECFA Charter School Community Leadership Academy Second Campus Project	7.00	8-1-2033	1,285,000	1,463,037
Colorado ECFA Charter School Monument Academy Project Series A	7.25	10-1-2039	500,000	507,030
Colorado ECFA Charter School Rocky Mountain Classical Academy Project Series A	7.50	9-1-2033	5,015,000	6,344,075
Colorado ECFA Charter School Rocky Mountain Classical Academy Project Series A	8.00	9-1-2043	5,930,000	7,625,861
Colorado ECFA Charter School Rocky Mountain Classical Academy Project Series A	8.13	9-1-2048	3,795,000	4,903,368
Colorado ECFA Charter School Twin Peaks Charter Academy	6.50	3-15-2043	1,290,000	1,377,797
Colorado PFA Charter School Highline Academy Project	6.25	12-15-2020	215,000	221,717

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Municipal Bond Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Education Revenue (continued)
Colorado PFA Charter School Highline Academy Project	6.75%	12-15-2025	$455,000	$473,555
Colorado PFA Charter School Highline Academy Project	7.38	12-15-2040	4,010,000	4,181,829

				36,381,595

Health Revenue: 0.63%
Colorado Health Facilities Authority Catholic Health Initiatives Series A	5.00	7-1-2039	14,260,000	14,548,622
Colorado Health Facilities Authority Catholic Health Initiatives Series D-1	6.25	10-1-2033	4,000,000	4,047,360

				18,595,982

Transportation Revenue: 0.22%
Colorado E-470 Public Highway Authority CAB Series B (National Insured) ¤	0.00	9-1-2022	4,600,000	4,168,704
Colorado High Performance Transportation Enterprise U.S. 36 & I-25 Managed Lanes	5.75	1-1-2044	2,160,000	2,379,370

				6,548,074

				61,525,651

Connecticut: 0.30%

GO Revenue: 0.30%
Hamden CT BAN	5.00	8-15-2026	1,235,000	1,380,693
Hartford CT Series A	5.00	4-1-2028	3,165,000	3,408,009
Hartford CT Series B	5.00	4-1-2025	1,220,000	1,329,922
Hartford CT Series B	5.00	4-1-2026	1,470,000	1,594,303
Hartford CT Series B	5.00	4-1-2027	1,000,000	1,080,430

				8,793,357

Delaware: 0.33%

Education Revenue: 0.33%
Delaware EDA Odyssey Charter School Incorporated Project Series A 144A	7.00	9-1-2045	7,500,000	7,499,025
Kent County DE Charter School Incorporated Project	7.38	5-1-2037	2,110,000	2,272,681

				9,771,706

District of Columbia: 0.17%

Education Revenue: 0.10%
District of Columbia Cesar Chavez Public Charter School	6.50	11-15-2021	2,925,000	2,998,593

Water & Sewer Revenue: 0.07%
District of Columbia Water & Sewer Authority Public Utilities Series A	6.00	10-1-2035	2,000,000	2,022,560

				5,021,153

Florida: 6.18%

Airport Revenue: 0.02%
Miami-Dade County FL Seaport AMT Series B	6.00	10-1-2033	500,000	569,660

Education Revenue: 0.89%
Florida Development Finance Corporation Educational Facilities Renaissance Charter School Project Series A	8.50	6-15-2044	13,290,000	15,219,309
Florida Higher Educational Facilities Authority Jacksonville University Project Series A-1 144A	5.00	6-1-2048	2,000,000	2,098,740

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Municipal Bond Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Education Revenue (continued)
Lakeland FL Educational Facilities Authority Florida Southern College Project Series A	5.00%	9-1-2025	$530,000	$582,481
Lakeland FL Educational Facilities Authority Florida Southern College Project Series A	5.00	9-1-2028	1,195,000	1,288,282
Pinellas County FL Educational Facilities Authority Barry University Project	5.00	10-1-2027	1,600,000	1,671,328
Seminole County FL IDA Choices in Learning Series A	6.20	11-15-2026	1,680,000	1,781,690
Seminole County FL IDA Choices in Learning Series A	7.38	11-15-2041	3,525,000	3,810,737

				26,452,567

GO Revenue: 1.06%
Miami-Dade County FL School District	5.00	3-15-2046	15,000,000	16,861,800
Miami-Dade County FL Series 2014-A	5.00	7-1-2043	12,935,000	14,624,311

				31,486,111

Health Revenue: 0.82%
Florida Tender Option Bond Trust Receipts/Certificates Series 2018-XG0173 (Citibank NA LIQ) 144Aø	1.66	10-1-2025	8,085,000	8,085,000
Florida Tender Option Bond Trust Receipts/Floater Certificates Series 2017-XF2517 (Morgan Stanley Bank LIQ) 144Aø	1.61	8-15-2047	7,920,000	7,920,000
Holmes County FL Hospital Corporation Doctors Memorial Hospital Project	6.00	11-1-2038	2,500,000	2,386,900
St. Petersburg FL Health Facilities Authority All Children’s Project Series A	6.50	11-15-2039	5,500,000	5,856,565

				24,248,465

Housing Revenue: 0.13%
Florida Housing Finance Corporation Journet Place Apartments Series 1	7.60	12-15-2047	800,000	964,064
Florida Housing Finance Corporation Villa Capri Phase III	7.60	12-15-2042	2,655,000	2,823,778

				3,787,842

Miscellaneous Revenue: 0.61%
Championsgate FL Community Development District Capital Improvement Series A	6.25	5-1-2020	545,000	546,221
CityPlace Florida Community Development District	5.00	5-1-2022	1,000,000	1,091,450
Collier County FL School Board Refunding Bond Certificate of Participation (AGM Insured)	5.25	2-15-2021	1,000,000	1,085,370
Crossings at Fleming Island Florida Community Development District Refunding Bond Senior Lien Series A-1	2.63	5-1-2019	1,295,000	1,299,571
Indigo FL Community Development District Series C ††	7.00	5-1-2030	2,536,248	1,141,312
Lakeside Plantation FL Community Development District Series A	6.95	5-1-2031	1,091,000	1,091,938
Marshall Creek Florida Community Development District ††	5.00	5-1-2032	1,960,000	1,927,229
Marshall Creek Florida Community Development District ††	6.32	5-1-2045	130,000	124,025
Orlando FL Capital Improvement Special Revenue Series B	5.00	10-1-2033	1,525,000	1,742,206
Orlando FL Capital Improvement Special Revenue Series B	5.00	10-1-2035	1,680,000	1,906,800
Orlando FL Capital Improvement Special Revenue Series B	5.00	10-1-2036	1,765,000	2,002,198
Palm Beach County FL Public Improvement Series 2	5.38	11-1-2028	2,000,000	2,025,980
Trout Creek Florida Community Development District	4.88	5-1-2025	2,055,000	2,062,788

				18,047,088

Resource Recovery Revenue: 0.14%
Florida Development Finance Corporation Solid Waste AMT Pro USA Incorporated 144A	5.00	8-1-2029	4,000,000	4,155,120

Tax Revenue: 1.74%
Florida Series B %%	4.00	7-1-2048	49,365,000	51,465,481

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Municipal Bond Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Transportation Revenue: 0.44%
Miami-Dade County FL Expressway Authority Toll System Series DCL-2012-003 (Dexia Credit Local LOC, Ambac Insured, Dexia Credit Local LIQ) 144A	1.84%	7-1-2029	$13,180,000	$13,180,000

Water & Sewer Revenue: 0.33%
Daytona Beach FL Refunding & Improvement Bonds Project (AGM Insured)	5.00	11-1-2031	1,155,000	1,273,203
Daytona Beach FL Refunding & Improvement Bonds Project (AGM Insured)	5.00	11-1-2032	1,465,000	1,610,504
Viera East Florida Community Development District Water Management Project (National Insured)	5.75	5-1-2020	2,020,000	2,127,969
Viera East Florida Community Development District Water Management Project (National Insured)	5.75	5-1-2021	2,140,000	2,304,352
Viera East Florida Community Development District Water Management Project (National Insured)	5.75	5-1-2022	2,265,000	2,493,720

				9,809,748

				183,202,082

Georgia: 2.53%

Education Revenue: 0.33%
Cobb County GA Development Authority Charter Learning Center Foundation Central Project Series A ††	4.38	7-1-2025	1,705,000	1,442,583
Georgia Private Colleges & Universities Authority Series A	5.25	10-1-2027	2,655,000	2,864,718
Georgia Private Colleges & Universitities Authority Mercer University Project	5.00	10-1-2040	5,000,000	5,360,200

				9,667,501

Health Revenue: 0.54%
Atlanta GA Development Authority Senior Health Georgia Proton Treatment Center Series A-1	6.00	1-1-2023	1,500,000	1,488,960
Atlanta GA Development Authority Senior Health Georgia Proton Treatment Center Series A-1	6.75	1-1-2035	2,000,000	1,936,360
Atlanta GA Development Authority Senior Health Georgia Proton Treatment Center Series A-1	7.00	1-1-2040	3,500,000	3,435,250
Fulton County GA Development Authority Hospital Revenue Bond Series A	5.00	4-1-2047	2,250,000	2,484,383
Gainesville GA Hospital Authority Series C ø	1.80	2-15-2047	6,645,000	6,645,000

				15,989,953

Transportation Revenue: 0.17%
Georgia Road & Tollway Authority CAB I-75 South Expressway Lanes Project Series A 144A¤	0.00	6-1-2034	3,750,000	1,336,125
Georgia Road & Tollway Authority CCAB I-75 South Expressway Lanes Project Series B 144A¤	0.00	6-1-2049	5,600,000	3,799,320

				5,135,445

Utilities Revenue: 1.49%
Georgia Municipal Electric Authority Power Series EE (Ambac Insured)	7.25	1-1-2024	400,000	496,976
Main Street Natural Gas Incorporated Georgia Gas Project Series A (Royal Bank of Canada LIQ)	4.00	3-1-2023	1,000,000	1,064,220
Main Street Natural Gas Incorporated Georgia Gas Project Series A (Royal Bank of Canada LIQ)	4.00	4-1-2048	25,000,000	26,742,000
Main Street Natural Gas Incorporated Georgia Gas Project Sub Series C	4.00	8-1-2048	15,000,000	16,052,700

				44,355,896

				75,148,795

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Municipal Bond Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Guam: 0.12%

Housing Revenue: 0.00%
Guam Housing Corporation Guaranteed Mortgage-Backed Securities Series A (FHLMC Insured)	5.75%	9-1-2031	$60,000	$60,744

Miscellaneous Revenue: 0.12%
Guam Government Limited Obligation Bonds Section 30 Series A	5.38	12-1-2024	3,195,000	3,359,351

				3,420,095

Hawaii: 0.10%

GO Revenue: 0.10%
Hawaii Prerefunded Bond Series DZ	5.00	12-1-2031	1,670,000	1,841,927
Hawaii Unrefunded Bond Series DZ	5.00	12-1-2031	1,030,000	1,136,039

				2,977,966

Idaho: 0.36%

Education Revenue: 0.26%
Idaho Housing & Finance Association Idaho Arts Charter School Incorporated Project Series A	5.75	12-1-2032	500,000	542,620
Idaho Housing & Finance Association Idaho Arts Charter School Incorporated Project Series A	6.50	12-1-2038	1,405,000	1,434,519
Idaho Housing & Finance Association Legacy Public Charter School Incorporated Project Series A	5.85	5-1-2033	700,000	707,840
Idaho Housing & Finance Association Legacy Public Charter School Incorporated Project Series A	6.25	5-1-2043	1,365,000	1,389,256
Idaho Housing & Finance Association Liberty Charter School Series A	6.00	6-1-2038	500,000	500,615
Idaho Housing & Finance Association Nonprofit CAB North Star Charter School Series B 144A¤	0.00	7-1-2049	1,276,564	140,409
Idaho Housing & Finance Association Nonprofit Facilities Victory Charter School Incorporated Series A	6.13	7-1-2038	1,500,000	1,500,000
Idaho Housing & Finance Association Nonprofit North Star Charter School Series A	6.75	7-1-2048	1,322,876	1,345,127

				7,560,386

Health Revenue: 0.10%
Idaho Health Facilities Authority Trinity Health Credit Group Series B	6.25	12-1-2033	3,000,000	3,058,500

				10,618,886

Illinois: 17.51%

Airport Revenue: 0.71%
Chicago IL O’Hare International Airport AMT Passenger Facility Charge Series B	5.00	1-1-2026	5,000,000	5,375,850
Chicago IL O’Hare International Airport AMT Senior Lien Series C	5.50	1-1-2044	4,000,000	4,414,000
Chicago IL O’Hare International Airport Customer Facility Charge Senior Lien (AGM Insured)	5.50	1-1-2043	4,530,000	5,065,491
Chicago IL O’Hare International Airport Customer Facility Charge Senior Lien Series D	5.75	1-1-2043	4,500,000	5,069,115
Chicago IL O’Hare International Airport Transportation Infrastructure Properties Obligated Group	5.00	7-1-2038	1,000,000	1,110,440

				21,034,896

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Municipal Bond Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Education Revenue: 1.51%
Illinois Finance Authority Charter Schools Project Series A	6.25%	9-1-2039	$7,955,000	$8,852,244
Illinois Finance Authority Charter Schools Refunding & Improvement Bonds Series A	6.88	10-1-2031	1,730,000	1,832,762
Illinois Finance Authority Charter Schools Refunding & Improvement Bonds Series A	7.13	10-1-2041	3,800,000	4,025,834
Illinois Finance Authority Student Housing Illinois State University	6.75	4-1-2031	8,000,000	9,018,720
Illinois Finance Authority University of Chicago Series B	6.25	7-1-2038	3,115,000	3,115,000
University of Illinois Auxiliary Facilities Systems CAB Series A (National Insured) ¤	0.00	4-1-2026	2,355,000	1,817,989
University of Illinois Auxiliary Facilities Systems CAB Series A (National Insured) ¤	0.00	4-1-2027	2,435,000	1,800,853
University of Illinois Auxiliary Facilities Systems Series A	5.75	4-1-2038	14,000,000	14,425,740

				44,889,142

GO Revenue: 6.09%
Chicago IL Board of Education CAB City Colleges (National Insured) ¤	0.00	1-1-2025	9,935,000	7,589,446
Chicago IL Board of Education CAB School Reform Series A (National Insured) ¤	0.00	12-1-2020	1,000,000	922,580
Chicago IL Board of Education CAB School Reform Series B-1 (National Insured) ¤	0.00	12-1-2023	2,930,000	2,353,552
Chicago IL Board of Education CAB School Reform Series B-1 (National Insured) ¤	0.00	12-1-2026	4,245,000	2,941,276
Chicago IL Board of Education Series C (AGM Insured)	5.25	12-1-2023	1,500,000	1,522,260
Chicago IL CAB City Colleges (National Insured) ¤	0.00	1-1-2030	5,745,000	3,475,725
Chicago IL CAB Project & Refunding Bond Series C (AGM Insured) ¤	0.00	1-1-2026	7,360,000	5,514,186
Chicago IL Neighborhoods Alive 21 Program Series B	5.50	1-1-2032	1,285,000	1,381,362
Chicago IL Neighborhoods Alive 21 Program Series B	5.50	1-1-2034	1,500,000	1,603,680
Chicago IL Series A (National Insured)	5.00	1-1-2029	3,835,000	3,846,352
Chicago IL Series A	5.50	1-1-2034	7,175,000	7,670,936
Chicago IL Series A	5.50	1-1-2035	1,715,000	1,829,545
Chicago IL Series A (AGM Insured)	5.00	1-1-2028	9,550,000	9,890,935
Chicago IL Series A	5.50	1-1-2033	12,730,000	13,654,707
Cook County IL Series A	5.25	11-15-2022	3,000,000	3,205,500
Cook County IL Series C (AGM Insured)	5.00	11-15-2024	4,240,000	4,686,896
Cook County IL Series C	5.00	11-15-2025	2,140,000	2,344,156
Cook County IL Series C	5.00	11-15-2027	325,000	354,185
Cook County IL Series G	5.00	11-15-2028	27,000,000	28,381,860
DeKalb, Kane & Lasalle Counties IL CAB Kishwaukee Community College District #523 Series B ¤	0.00	2-1-2019	725,000	716,344
Illinois (AGM Insured)	5.00	4-1-2026	3,000,000	3,292,710
Illinois	5.50	1-1-2030	2,900,000	3,221,349
Illinois Series 1 (National Insured)	6.00	11-1-2026	3,200,000	3,583,584
Illinois Series 2013	5.50	7-1-2038	4,000,000	4,200,840
Illinois Series A (AGM Insured)	5.00	4-1-2024	3,000,000	3,270,300
Kane, Cook & DuPage Counties IL School District #46 CAB Series B (Ambac Insured) ¤	0.00	1-1-2023	8,215,000	7,422,499
Kane, Cook & DuPage Counties IL School District #46 CAB Series B (Ambac Insured) ¤	0.00	1-1-2023	16,725,000	14,558,945
Kendall, Kane & Will Counties IL CAB School District #308 (AGM Insured) ¤	0.00	2-1-2025	905,000	731,593
Kendall, Kane & Will Counties IL CAB School District #308 (AGM Insured) ¤	0.00	2-1-2026	5,050,000	3,923,143
Kendall, Kane & Will Counties IL CAB School District #308 (AGM Insured) ¤##	0.00	2-1-2027	12,050,000	9,001,109
Lake County IL School District #24 Millburn CAB (National Insured) ¤	0.00	1-1-2024	2,000,000	1,642,180
Lake County IL School District #38 Big Hollow CAB (Ambac Insured) ¤	0.00	2-1-2019	675,000	664,808
Lake County IL School District #38 Big Hollow CAB (Ambac Insured) ¤	0.00	2-1-2020	1,250,000	1,189,850
Lake County IL School District #38 Big Hollow CAB (Ambac Insured) ¤	0.00	2-1-2021	1,325,000	1,215,330
Lake County IL School District #38 Big Hollow CAB (Ambac Insured) ¤	0.00	2-1-2024	5,385,000	4,384,305
Lake County IL Township High School District #126 Zion-Benton CAB (National Insured) ¤	0.00	2-1-2020	910,000	882,145

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Municipal Bond Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

GO Revenue (continued)
McHenry & Kane Counties IL Community Consolidated School District #158	5.63%	1-15-2032	$2,500,000	$2,777,825
McHenry & Kane Counties IL Community Consolidated School District #158 CAB (National Insured) ¤	0.00	1-1-2019	765,000	758,880
McHenry & Kane Counties IL Community Consolidated School District #158 CAB (AGM/FGIC Insured) ¤	0.00	1-1-2023	1,230,000	1,070,703
Tazewell County IL School District #51 (National Insured)	9.00	12-1-2023	350,000	455,581
Will County IL Community Unit School District #201 Crete-Monee Prerefunded CAB (National Insured) ¤	0.00	11-1-2023	430,000	378,477
Will County IL Community Unit School District #201 Crete-Monee Unrefunded CAB (National Insured) ¤	0.00	11-1-2023	1,070,000	910,634
Will County IL Lincoln-Way Community High School District #210 CAB Series B ¤	0.00	1-1-2033	2,830,000	1,271,745
Will County IL Lincoln-Way Community High School District #210 Unrefunded CAB (AGM Insured) ¤	0.00	1-1-2026	7,000,000	5,236,770
Willl & Cook Counties IL Lincoln-Way Community High School District #210 CAB Series B ¤	0.00	1-1-2032	400,000	191,748
Willl & Cook Counties IL Lincoln-Way Community High School District #210 Refunding Bond Series A	5.00	1-1-2028	500,000	498,130

				180,620,666

Health Revenue: 0.52%
Illinois Finance Authority Advocate Healthcare Network Series D	6.50	11-1-2038	5,415,000	5,503,373
Illinois Finance Authority Centegra Health System Project	5.00	9-1-2018	1,425,000	1,430,743
Illinois Finance Authority Centegra Health System Project	5.00	9-1-2020	1,465,000	1,532,390
Illinois Finance Authority Friendship Village of Schaumberg	5.00	2-15-2022	1,680,000	1,738,834
Illinois Finance Authority Northwestern Memorial Hospital Project Series A	6.00	8-15-2039	5,000,000	5,246,400

				15,451,740

Housing Revenue: 0.10%
Illinois Housing Development Authority Multifamily Housing Revenue Bonds	1.80	12-1-2020	2,900,000	2,895,563

Miscellaneous Revenue: 0.75%
Illinois	5.00	8-1-2024	2,000,000	2,088,280
Illinois	5.00	8-1-2025	6,165,000	6,408,764
Illinois	5.25	7-1-2030	2,500,000	2,614,875
Illinois	5.50	7-1-2026	4,450,000	4,749,485
Illinois	5.50	7-1-2025	6,000,000	6,423,420

				22,284,824

Tax Revenue: 6.35%
Chicago IL Certificate of Participation River Point Plaza Redevelopment Project Series A 144A	4.84	4-15-2028	5,250,000	5,248,530
Chicago IL Metropolitan Pier & Exposition Authority CAB McCormick Place Expansion Project Series A (National Insured) ¤	0.00	12-15-2030	25,700,000	14,912,425
Chicago IL Metropolitan Pier & Exposition Authority CAB McCormick Place Expansion Project Series B (National Insured) ¤	0.00	6-15-2029	8,000,000	4,988,560
Chicago IL Motor Fuel Refunding Bond	5.00	1-1-2026	4,000,000	4,231,920
Chicago IL Motor Fuel Refunding Bond	5.00	1-1-2028	1,000,000	1,051,910
Chicago IL Motor Fuel Tax Refunding Bonds Series 2013	5.00	1-1-2024	680,000	719,773
Chicago IL Motor Fuel Tax Refunding Bonds Series 2013	5.00	1-1-2025	2,595,000	2,758,693
Chicago IL Refunding Bonds Series 2002	5.00	1-1-2028	4,430,000	5,124,580

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Municipal Bond Fund	21

Security name	Interest rate	Maturity date	Principal	Value

Tax Revenue (continued)
Chicago IL Refunding Bonds Series 2002	5.00%	1-1-2029	$1,500,000	$1,735,185
Chicago IL Series A	5.25	1-1-2038	6,000,000	6,670,020
Chicago IL Transit Authority Sales Tax Receipts Bonds (AGM Insured)	5.00	12-1-2044	4,000,000	4,380,240
Chicago IL Transit Authority Sales Tax Receipts Bonds	5.00	12-1-2046	18,250,000	19,704,343
Illinois Metropolitan Pier & Exposition Authority CAB McCormick Place Expansion Project Series A (National Insured) ¤	0.00	12-15-2026	12,245,000	8,639,827
Illinois Metropolitan Pier & Exposition Authority CAB McCormick Place Expansion Project Series A (National Insured) ¤	0.00	6-15-2031	10,035,000	5,675,294
Illinois Metropolitan Pier & Exposition Authority CAB McCormick Place Expansion Project Series A (National Insured) ¤	0.00	12-15-2031	9,800,000	5,414,598
Illinois Regional Transportation Authority (AGM Insured)	5.75	6-1-2023	400,000	453,844
Illinois Sales Tax Revenue Build Illinois Bond	5.00	6-15-2029	3,000,000	3,209,310
Illinois Sales Tax Revenue Build Illinois Bonds Junior Obligation Series A	4.00	6-15-2032	5,000,000	5,151,100
Illinois Sales Tax Revenue Build Illinois Bonds Junior Obligation Series C	4.00	6-15-2029	10,580,000	10,988,917
Illinois Sports Facilities Authority State Tax Supported CAB (Ambac Insured) ¤	0.00	6-15-2021	7,705,000	6,913,157
Illinois Sports Facilities Authority State Tax Supported CAB (Ambac Insured) ¤	0.00	6-15-2022	2,295,000	1,977,900
Illinois Sports Facilities Authority State Tax Supported CAB (Ambac Insured) ¤	0.00	6-15-2024	17,570,000	13,865,190
Illinois Sports Facilities Authority State Tax Supported CAB (Ambac Insured) ¤	0.00	6-15-2025	2,515,000	1,891,708
Illinois Sports Facilities Authority State Tax Supported CAB (Ambac Insured) ¤	0.00	6-15-2026	2,020,000	1,447,067
Illinois Sports Facilities Authority State Tax Supported Refunding Bond (AGM Insured)	5.00	6-15-2028	4,030,000	4,379,159
Illinois Sports Facilities Authority State Tax Supported Refunding Bond (AGM Insured)	5.25	6-15-2032	3,500,000	3,812,620
Illinois Sports Facilities Authority State Tax Supported Refunding Bonds (AGM Insured)	5.00	6-15-2025	3,745,000	4,107,516
Illinois Sports Facilities Authority State Tax Supported Refunding Bonds (AGM Insured)	5.00	6-15-2026	4,775,000	5,220,985
Illinois Sports Facilities Authority State Tax Supported Refunding Bonds (AGM Insured)	5.00	6-15-2027	8,380,000	9,129,591
Illinois Tender Option Bond Trust Receipts/Floater Certificates Series 2017-XG0108 (Barclays Bank plc LOC, Barclays Bank plc LIQ) 144Aø	1.69	4-1-2046	22,450,000	22,450,000
Southwestern Illinois Development Authority Local Government Program Collinsville Limited	5.00	3-1-2025	2,455,000	1,980,768

				188,234,730

Tobacco Revenue: 0.11%
Railsplitter IL Tobacco Settlement Authority	5.00	6-1-2024	3,000,000	3,385,080

Transportation Revenue: 0.30%
Chicago IL Public Building Commission Transit Authority (Ambac Insured)	5.25	3-1-2025	2,960,000	3,302,502
Chicago IL Public Building Commission Transit Authority (Ambac Insured)	5.25	3-1-2027	3,400,000	3,800,690
Illinois Toll Highway Authority Toll Senior Series B	5.00	1-1-2039	1,500,000	1,650,930

				8,754,122

Utilities Revenue: 0.57%
Illinois Municipal Electric Agency Power Supply System Series A	5.00	2-1-2030	7,000,000	7,891,380
Illinois Municipal Electric Agency Power Supply System Series A	5.00	2-1-2031	8,000,000	8,991,600

				16,882,980

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Municipal Bond Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Water & Sewer Revenue: 0.50%
Chicago IL Second Lien	5.00%	11-1-2029	$4,600,000	$4,968,644
Chicago IL Wastewater Transmission Second Lien	5.00	1-1-2027	4,000,000	4,296,520
Chicago IL Waterworks Second Lien	5.00	11-1-2030	5,000,000	5,388,100

				14,653,264

				519,087,007

Indiana: 1.37%

Health Revenue: 0.45%
Indiana Finance Authority Health System Revenue Bonds Franciscan Alliance Incorporated Obligated Group Series C	4.00	11-1-2033	12,885,000	13,383,005

Industrial Development Revenue: 0.49%
Indiana Finance Authority Ohio River Bridges East End Crossing Project Series A	5.00	7-1-2035	9,970,000	10,725,527
Indiana Finance Authority Ohio River Bridges East End Crossing Project Series A	5.00	7-1-2040	2,470,000	2,643,098
Valparaiso IN Pratt Paper LLC Project	5.88	1-1-2024	980,000	1,083,135

				14,451,760

Miscellaneous Revenue: 0.23%
Carmel IN Local Public Impovement Multipurpose Bonds	5.00	7-15-2031	6,000,000	6,934,320

Resource Recovery Revenue: 0.20%
Whiting IN BP Products North America Incorporated Project	2.26	12-1-2044	5,755,000	5,768,870

				40,537,955

Iowa: 0.42%

GO Revenue: 0.07%
Altoona IA Annual Appropriation Urban Renewal Series C	5.00	6-1-2031	1,805,000	2,027,755

Industrial Development Revenue: 0.35%
Iowa Finance Authority Midwestern Disaster Area Project (Korea Development Bank LOC) ø	1.73	4-1-2022	10,300,000	10,300,000

				12,327,755

Kansas: 0.48%

Housing Revenue: 0.00%
Sedgwick & Shawnee Counties KS Mortgage-Backed Securities Series A-2 (GNMA Insured)	6.70	6-1-2029	15,000	15,034

Tax Revenue: 0.48%
Wyandotte County & Kansas City KS Special Obligation Vacation Village Project Area 4 Major Multi-Sport Athletic Complex Project CAB Series 2015 144A¤	0.00	9-1-2034	39,515,000	14,353,033

				14,368,067

Kentucky: 1.36%

Health Revenue: 1.15%
Kentucky EDFA Catholic Health Initiatives Series B (SIFMA Municipal Swap +1.40%) ±	2.91	2-1-2046	22,715,000	23,128,186
Kentucky EDFA Norton Healthcare Incorporated Series B (National Insured) ¤	0.00	10-1-2024	9,260,000	7,622,832
Kentucky EDFA Norton Healthcare Incorporated Series B (National Insured) ¤	0.00	10-1-2028	4,845,000	3,371,781

				34,122,799

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Municipal Bond Fund	23

Security name	Interest rate	Maturity date	Principal	Value

Transportation Revenue: 0.21%
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project CAB Series B ¤	0.00%	7-1-2030	$2,000,000	$1,173,020
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project CAB Series B ¤	0.00	7-1-2031	2,780,000	1,516,101
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project CAB Series B ¤	0.00	7-1-2032	2,500,000	1,267,750
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project CAB Series C ¤	0.00	7-1-2033	1,000,000	946,710
Kentucky Public Transportation Infrastructure Authority Downtown Crossing Project CAB Series C ¤	0.00	7-1-2034	1,505,000	1,422,541

				6,326,122

				40,448,921

Louisiana: 1.41%

Airport Revenue: 0.50%
New Orleans LA Aviation Board AMT Series B (AGM Insured)	5.00	1-1-2033	3,000,000	3,308,850
New Orleans LA Aviation Board AMT Series B	5.00	1-1-2034	4,500,000	4,935,645
New Orleans LA Aviation Board Gulf Opportunity Zone Consolidated Rental Car Series A	6.50	1-1-2040	6,500,000	6,633,445

				14,877,940

GO Revenue: 0.07%
New Orleans LA (FGIC Insured)	5.50	12-1-2021	2,050,000	2,192,209

Industrial Development Revenue: 0.52%
East Baton Rouge Parish LA IDR ExxonMobil Project ø	1.60	3-1-2022	15,300,000	15,300,000

Miscellaneous Revenue: 0.32%
Louisiana Local Government Environmental Facilities & CDA (Ambac Insured)	5.25	12-1-2018	2,085,000	2,087,752
Louisiana Series D	4.00	9-1-2032	7,005,000	7,373,603

				9,461,355

				41,831,504

Maine: 0.13%

Education Revenue: 0.04%
Maine Educational Loan Authority Student Loan Series A-3 Class A (AGC Insured)	5.88	12-1-2039	1,350,000	1,390,257

Resource Recovery Revenue: 0.09%
Maine Finance Authority Solid Waste Disposal AMT Green Bond Coastal Resources of Maine LLC Project 144A	5.38	12-15-2033	2,500,000	2,599,350

				3,989,607

Maryland: 0.79%

Education Revenue: 0.57%
Prince George’s County MD Chesapeake Lighthouse Charter School Project Series 2016-A	5.75	8-1-2033	1,585,000	1,577,027
Prince George’s County MD Chesapeake Lighthouse Charter School Project Series 2016-A 144A	6.90	8-1-2041	8,480,000	8,895,520
Prince George’s County MD Chesapeake Lighthouse Charter School Project Series 2016-A	7.00	8-1-2046	6,085,000	6,436,652

				16,909,199

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Municipal Bond Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Housing Revenue: 0.21%
Maryland CDA Belnor Senior Residences Series D	1.83%	6-1-2019	$6,200,000	$6,164,164

Miscellaneous Revenue: 0.01%
Howard County MD Certificate of Participation Agricultural Land Preservation #90-23 Series A	8.00	8-15-2020	293,000	325,587

				23,398,950

Massachusetts: 1.58%

Education Revenue: 0.38%
Massachusetts Development Finance Agency Sabis International Charter Series A	8.00	4-15-2031	2,150,000	2,322,860
Massachusetts Development Finance Agency Sabis International Charter Series A	8.00	4-15-2039	3,900,000	4,213,560
Massachusetts Educational Financing Authority AMT Series B	5.38	1-1-2020	140,000	145,701
Massachusetts Educational Financing Authority AMT Series J	5.00	7-1-2021	3,000,000	3,235,800
Massachusetts Educational Financing Authority Series I	6.00	1-1-2028	1,250,000	1,293,825

				11,211,746

GO Revenue: 0.82%
Massachusetts	5.00	3-1-2041	7,500,000	8,349,675
Massachusetts Series D	4.00	5-1-2036	15,000,000	15,797,250

				24,146,925

Health Revenue: 0.38%
Massachusetts Development Finance Agency Partners Healthcare Series S-4	5.00	7-1-2038	10,000,000	11,384,900

				46,743,571

Michigan: 7.73%

Education Revenue: 0.70%
Michigan Finance Authority Limited Obligation Public School Holly Academy	6.50	10-1-2020	100,000	104,239
Michigan Finance Authority Limited Obligation Public School Holly Academy	8.00	10-1-2040	1,350,000	1,466,856
Michigan Finance Authority Public School Academy University Learning	6.25	11-1-2020	280,000	287,546
Michigan Public Educational Facilities Authority Limited Obligation Bradford Academy Project 144A	6.50	9-1-2037	3,660,000	2,767,546
Michigan Public Educational Facilities Authority Limited Obligation Bradford Academy Project	8.50	9-1-2029	1,500,000	1,265,940
Michigan Public Educational Facilities Authority Limited Obligation Bradford Academy Project	8.75	9-1-2039	3,500,000	2,754,290
Michigan Public Educational Facilities Authority Limited Obligation Crescent Academy Project	7.00	10-1-2036	1,122,500	1,124,745
Michigan Public Educational Facilities Authority Limited Obligation Madison Academy Project	8.38	12-1-2030	2,085,000	2,193,024
Michigan Public Educational Facilities Authority Limited Obligation Madison Academy Project	8.63	12-1-2039	4,170,000	4,383,379
Oakland County MI Economic Development Corporation The Academy of The Sacred Heart Project Series A	6.50	12-15-2036	4,410,000	4,470,814

				20,818,379

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Municipal Bond Fund	25

Security name	Interest rate	Maturity date	Principal	Value

GO Revenue: 0.55%
Livonia MI Public Schools School District Building & Site Series I	5.00%	5-1-2026	$1,075,000	$1,184,123
Livonia MI Public Schools School District Building & Site Series I	5.00	5-1-2028	1,450,000	1,586,880
Livonia MI Public Schools School District Building & Site Series I	5.00	5-1-2029	1,350,000	1,475,537
Livonia MI Public Schools School District Building & Site Series I	5.00	5-1-2030	1,775,000	1,930,046
Livonia MI Public Schools School District Building & Site Series I	5.00	5-1-2031	1,425,000	1,546,139
Wayne County MI Building Improvement Series A	6.75	11-1-2039	8,545,000	8,685,223

				16,407,948

Health Revenue: 0.90%
Michigan Finance Authority Trinity Health Credit Group Series A	5.00	12-1-2047	24,620,000	26,628,992

Housing Revenue: 0.39%
Michigan Housing Developement Authority Multifamily Housing Revenue Bonds Renaissance Estates of Ecorse Phase II Project	1.78	11-1-2020	9,800,000	9,791,768
Michigan Housing Development Authority Series D (Industrial and Commercial Bank of China Limited SPA) ø	1.57	6-1-2030	1,695,000	1,695,000

				11,486,768

Miscellaneous Revenue: 0.33%
Michigan Finance Authority Limited Obligation Public School Madison Academy Project Series A	7.50	12-1-2020	200,000	204,668
Michigan Finance Authority Limited Obligation Public School Madison Academy Project Series A	8.00	12-1-2030	1,135,000	1,184,384
Michigan Finance Authority Limited Obligation Public School Madison Academy Project Series A	8.25	12-1-2039	2,220,000	2,315,238
Michigan Municipal Bond Authority Local Government Loan Program CAB Series G (Ambac Insured) ¤	0.00	5-1-2019	75,000	73,491
Michigan Municipal Bond Authority Local Government Loan Program CAB Series G (Ambac Insured) ¤	0.00	5-1-2020	205,000	195,088
Michigan Municipal Bond Authority Local Government Loan Program Series A (Ambac Insured)	4.00	11-1-2021	150,000	150,090
Michigan Municipal Bond Authority Local Government Loan Program Series B Group A (Ambac Insured)	5.25	12-1-2023	920,000	923,413
Michigan Municipal Bond Authority Local Government Loan Program Series C (Ambac Insured)	4.00	5-1-2019	100,000	100,056
Michigan Municipal Bond Authority Local Government Loan Program Series C (Ambac Insured)	4.75	5-1-2027	4,610,000	4,610,922

				9,757,350

Tax Revenue: 2.34%
Detroit MI Downtown Development Authority CAB ¤	0.00	7-1-2018	3,050,000	3,050,000
Detroit MI Downtown Development Authority CAB ¤	0.00	7-1-2019	3,050,000	2,924,218
Detroit MI Downtown Development Authority CAB ¤	0.00	7-1-2020	2,070,000	1,899,743
Michigan Finance Authority Local Government Loan Program Series H-1	5.00	10-1-2031	1,340,000	1,491,514
Michigan Finance Authority Local Government Loan Program Series H-1	5.00	10-1-2032	2,000,000	2,222,540
Michigan Finance Authority Local Government Loan Program Series H-1	5.00	10-1-2033	2,975,000	3,300,673
Michigan Finance Authority Local Government Loan Program Series H-1	5.00	10-1-2034	6,615,000	7,370,962
Michigan Finance Authority Local Government Loan Program Series H-1	5.00	10-1-2039	7,955,000	8,859,245
Michigan Finance Authority Refunding Bond Local Government Loan Program City of Detroit Financial Recovery Series F	4.50	10-1-2029	7,000,000	7,381,220
Michigan Finance Authority Refunding Bond Local Government Loan Program Public Lighting Authority Series B	5.00	7-1-2044	12,625,000	13,486,151
Michigan Strategic Fund Limited Obligation Events Center Project Series A	4.13	7-1-2045	17,500,000	17,528,175

				69,514,441

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Municipal Bond Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Utilities Revenue: 0.04%
Michigan Strategic Fund Limited Obligation Detroit Edison Company Exempt Facilities Project Series KT	5.63%	7-1-2020	$1,200,000	$1,281,708

Water & Sewer Revenue: 2.48%
Detroit MI Water Supply System Second Lien Series B (AGM Insured)	7.00	7-1-2036	9,675,000	10,185,453
Great Lakes Michigan Water Authority Sewage Disposal System Series 2016-C	5.00	7-1-2036	8,500,000	9,394,880
Great Lakes Michigan Water Authority Water Supply System Series 2016-D	4.00	7-1-2032	11,000,000	11,295,570
Great Lakes Michigan Water Authority Water Supply System Series 2016-D (AGM Insured)	4.00	7-1-2033	11,000,000	11,380,600
Michigan Finance Authority Local Government Loan Program Series C (National Insured)	5.00	7-1-2025	2,000,000	2,249,480
Michigan Finance Authority Local Government Loan Program Series C (National Insured)	5.00	7-1-2026	1,945,000	2,176,202
Michigan Finance Authority Local Government Loan Program Series C (National Insured)	5.00	7-1-2027	2,260,000	2,519,425
Michigan Finance Authority Local Government Loan Program Series C (National Insured)	5.00	7-1-2028	3,480,000	3,869,342
Michigan Finance Authority Local Government Loan Program Series C (National Insured)	5.00	7-1-2032	5,750,000	6,320,343
Michigan Finance Authority Local Government Loan Program Series C	5.00	7-1-2035	2,000,000	2,191,200
Michigan Finance Authority Refunding Bond Local Government Loan Program Detroit Series D-4	5.00	7-1-2031	6,500,000	7,178,340
Michigan Finance Authority Refunding Bond Local Government Loan Program Detroit Series D-6 (National Insured)	5.00	7-1-2027	1,000,000	1,114,790
Michigan Finance Authority Refunding Bond Local Government Loan Program Detroit Series D-6 (National Insured)	5.00	7-1-2036	3,250,000	3,540,875

				73,416,500

				229,312,086

Mississippi: 0.30%

Miscellaneous Revenue: 0.30%
Mississippi Development Bank Special Obligation Jackson Water & Sewer System Project Series A (AGM Insured)	5.00	9-1-2030	8,155,000	8,874,842

Missouri: 0.60%

Airport Revenue: 0.07%
St. Louis MO Lambert St. Louis International Airport Series A-1	6.25	7-1-2029	2,000,000	2,087,120

GO Revenue: 0.17%
St. Louis MO Special Adminstrative Board of The St. Louis School District	4.00	4-1-2030	4,840,000	5,144,533

Miscellaneous Revenue: 0.08%
St. Louis MO IDA Convention Center Hotel (Ambac Insured) ¤	0.00	7-15-2019	2,475,000	2,412,754

Tax Revenue: 0.28%
Blue Springs MO Special Obligation Tax Refunding & Improvement Bonds Adams Farm Project Series A	4.00	6-1-2026	7,600,000	7,599,772
Manchester MO Highway 141 Manchester Road Project	6.00	11-1-2025	590,000	588,560

				8,188,332

				17,832,739

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Municipal Bond Fund	27

Security name	Interest rate	Maturity date	Principal	Value

Nebraska: 0.84%

Utilities Revenue: 0.84%
Nebraska Central Plains Energy Gas Project #3	5.00%	9-1-2027	$1,020,000	$1,115,921
Nebraska Central Plains Energy Gas Project #3 Series A	5.00	9-1-2032	6,200,000	7,269,128
Nebraska Central Plains Energy Gas Project #3 Series A	5.00	9-1-2036	2,000,000	2,370,820
Omaha NE Public Power District Series B	4.00	2-1-2032	13,675,000	14,210,787

				24,966,656

Nevada: 0.04%

Miscellaneous Revenue: 0.04%
Las Vegas NV Special Improvement District #60 Local Improvement	5.00	6-1-2022	440,000	470,056
Las Vegas NV Special Improvement District #60 Local Improvement	5.00	6-1-2023	350,000	375,942
Las Vegas NV Special Improvement District #60 Local Improvement	5.00	6-1-2024	220,000	235,415

				1,081,413

New Jersey: 4.46%

Education Revenue: 0.35%
New Jersey Educational Facilities Authority Higher Education Facilities Trust Fund	5.00	6-15-2025	5,830,000	6,331,846
Rutgers NJ State University Series L	5.00	5-1-2033	3,560,000	3,957,118

				10,288,964

GO Revenue: 0.67%
Bayonne NJ School Refunding Bonds (AGM Insured)	5.00	7-15-2023	2,505,000	2,803,220
Newark NJ Qualified General Improvement Series A	5.00	7-15-2025	5,000,000	5,288,100
Newark NJ Qualified General Improvement Series A	5.00	7-15-2026	2,205,000	2,332,052
Newark NJ Qualified General Improvement Series A	5.00	7-15-2027	6,035,000	6,367,649
Newark NJ Qualified General Improvement Series A	5.25	7-15-2024	1,325,000	1,418,121
Newark NJ Qualified General Improvement Series B	5.00	7-15-2025	385,000	407,184
Newark NJ Qualified General Improvement Series B	5.00	7-15-2026	395,000	417,021
Newark NJ Qualified General Improvement Series B	5.00	7-15-2027	405,000	426,311
Newark NJ Qualified General Improvement Series B	5.25	7-15-2024	375,000	401,355

				19,861,013

Miscellaneous Revenue: 1.65%
New Jersey EDA Motor Vehicle Surcharge Revenue Refunding Bond Series A	3.13	7-1-2029	5,905,000	5,788,967
New Jersey EDA School Facilities Construction Refunding Bond Project Series II	5.00	3-1-2026	4,225,000	4,475,078
New Jersey EDA School Facilities Construction Refunding Bond Project Series NN	5.00	3-1-2026	15,000,000	15,952,650
New Jersey TTFA Series A (National Insured)	5.75	6-15-2023	2,000,000	2,275,880
New Jersey TTFA Series A (National Insured)	5.75	6-15-2025	10,000,000	11,686,100
Newark NJ Housing Authority Port Newark Marine Terminal Rental (National Insured)	5.00	1-1-2032	7,620,000	8,778,850

				48,957,525

Transportation Revenue: 1.79%
New Jersey TTFA CAB Series A	6.00	12-15-2038	10,425,000	10,597,847
New Jersey TTFA CAB Series A ¤	0.00	12-15-2029	11,875,000	7,295,881
New Jersey TTFA CAB Series A ¤	0.00	12-15-2031	4,500,000	2,515,950
New Jersey TTFA CAB Series A ¤	0.00	12-15-2026	1,150,000	816,132

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Municipal Bond Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Transportation Revenue (continued)
New Jersey TTFA Series A	5.00%	6-15-2042	$5,540,000	$5,752,736
New Jersey TTFA Series AA	5.00	6-15-2044	1,000,000	1,048,690
New Jersey TTFA Series AA	5.25	6-15-2033	10,000,000	10,634,600
New Jersey TTFA Series B	5.25	6-15-2036	5,575,000	5,806,363
New Jersey TTFA Series C	5.25	6-15-2032	8,000,000	8,643,600

				53,111,799

				132,219,301

New Mexico: 0.35%

Housing Revenue: 0.01%
New Mexico Mortgage Finance Authority SFMR Class I (GNMA/FNMA/FHLMC Insured)	5.35	3-1-2030	485,000	510,817

Utilities Revenue: 0.34%
New Mexico Municipal Energy Acquisition Authority Gas Supply Subordinate Bond Series B (1 Month LIBOR +0.75%) (Royal Bank of Canada SPA) ±	2.08	11-1-2039	10,000,000	10,009,400

				10,520,217

New York: 7.71%

Airport Revenue: 0.19%
New York Transporation Development Corporation Special Facilities Revenue AMT	5.00	1-1-2036	5,000,000	5,580,000

Education Revenue: 0.63%
Hempstead Town NY Local Development Corporation The Academy Charter School Project Series A	7.65	2-1-2044	3,500,000	3,618,090
Hempstead Town NY Local Development Corporation The Academy Charter School Project Series A	8.25	2-1-2041	9,510,000	9,976,370
Westchester County NY Local Development Pace University Series B	2.10	5-1-2044	5,000,000	5,000,000

				18,594,460

GO Revenue: 1.00%
New York NY Series F-1	5.00	3-1-2032	3,000,000	3,333,540
Suffolk County NY TAN	2.50	7-25-2018	26,215,000	26,230,205

				29,563,745

Miscellaneous Revenue: 0.08%
New York NY Transitional Finance Authority Building Aid Fiscal Year 2009 Series S-4	5.75	1-15-2039	2,500,000	2,555,400

Tax Revenue: 2.23%
New York Dormitory Authority Series B	5.00	2-15-2044	14,860,000	16,565,036
New York Dormitory Authority Series B	5.75	3-15-2036	10,000,000	10,298,900
New York NY Transitional Finance Authority Future Tax Secured Revenue Series I	5.00	5-1-2033	5,395,000	6,030,639
New York NY Transitional Finance Authority Future Tax Secured Subordinate Bond Series A	5.00	8-1-2031	17,075,000	19,426,569
New York NY Transitional Finance Authority Future Tax Secured Subordinate Bond Series B Subseries B-1	5.00	8-1-2045	12,140,000	13,900,907

				66,222,051

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Municipal Bond Fund	29

Security name	Interest rate	Maturity date	Principal	Value

Tobacco Revenue: 0.02%
Suffolk NY Tobacco Securitization Corporation Series B	4.50%	6-1-2026	$520,000	$561,132

Transportation Revenue: 0.96%
New York Metropolitan Transportation Authority Series A	5.00	11-15-2030	11,000,000	12,164,240
New York Metropolitan Transportation Authority Series C	6.50	11-15-2028	5,970,000	6,083,967
New York Metropolitan Transportation Authority Series C	6.50	11-15-2028	495,000	504,450
New York Metropolitan Transportation Authority Series C	6.50	11-15-2028	1,535,000	1,562,507
Niagara Falls NY Bridge Commission (National Insured)	6.25	10-1-2021	7,230,000	8,170,912

				28,486,076

Utilities Revenue: 0.28%
New York NY IDA Brooklyn Navy Yard Cogeneration Partners LP	5.65	10-1-2028	3,350,000	3,382,227
New York NY IDA Brooklyn Navy Yard Cogeneration Partners LP	5.75	10-1-2036	5,000,000	5,048,100

				8,430,327

Water & Sewer Revenue: 2.32%
New York NY Municipal Water Finance Authority 2nd General Resolution Series AA	5.00	6-15-2044	17,400,000	18,992,622
New York NY Municipal Water Finance Authority 2nd General Resolution Series BB	5.00	6-15-2044	30,265,000	32,844,789
New York NY Municipal Water Finance Authority 2nd General Resolution Series BB	5.00	6-15-2047	2,330,000	2,542,007
New York NY Municipal Water Finance Authority 2nd General Resolution Series BB	5.25	6-15-2044	9,800,000	10,784,312
New York NY Municipal Water Finance Authority Water & Sewer System Series DD	5.00	6-15-2026	3,255,000	3,534,312

				68,698,042

				228,691,233

North Carolina: 1.18%

Health Revenue: 0.46%
North Carolina Medical Care Commission University Health Systems of Eastern Carolina Series D	6.00	12-1-2029	5,000,000	5,091,350
North Carolina Medical Care Commission University Health Systems of Eastern Carolina Series D	6.25	12-1-2033	8,500,000	8,663,965

				13,755,315

Housing Revenue: 0.61%
Wake County NC Housing Authority Sunnybrook Pointe Apartments	1.86	12-1-2020	18,100,000	18,054,750

Utilities Revenue: 0.11%
North Carolina Eastern Municipal Power Agency Series A	5.50	1-1-2026	1,250,000	1,274,663
North Carolina Eastern Municipal Power Agency Series C	6.75	1-1-2024	2,000,000	2,051,740

				3,326,403

				35,136,468

Ohio: 2.15%

Airport Revenue: 0.28%
Cleveland OH Airport System Revenue Series A	5.00	1-1-2025	4,015,000	4,355,874
Cleveland OH Airport System Revenue Series A (AGM Insured)	5.00	1-1-2031	3,600,000	3,891,852

				8,247,726

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Municipal Bond Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Health Revenue: 0.55%
Allen County OH Catholic Healthcare Series B	5.25%	9-1-2027	$3,825,000	$4,102,542
Allen County OH Hospital Facilities Revenue Bonds Series B	5.00	8-1-2047	5,000,000	5,530,000
Cleveland & Cuyahoga Counties OH Port Authority Economic Development Facilities Centers for Dialysis Care Project	5.00	12-1-2042	5,205,000	5,358,391
Montgomery County OH Hospital Kettering Medical Center (National Insured)	6.25	4-1-2020	1,330,000	1,385,049

				16,375,982

Miscellaneous Revenue: 0.88%
Ohio Private Activity Bond AMT Portsmouth Bypass Project (AGM Insured)	5.00	12-31-2026	2,030,000	2,280,258
Ohio Private Activity Bond AMT Portsmouth Bypass Project (AGM Insured)	5.00	12-31-2028	1,600,000	1,787,648
Ohio Private Activity Bond AMT Portsmouth Bypass Project (AGM Insured)	5.00	12-31-2030	2,250,000	2,500,425
Ohio Private Activity Bond AMT Portsmouth Bypass Project (AGM Insured)	5.00	12-31-2035	12,000,000	13,209,360
Ohio Private Activity Bond AMT Portsmouth Bypass Project (AGM Insured)	5.00	12-31-2039	2,500,000	2,737,275
RiverSouth Authority Ohio Lazarus Building Redevelopment Series A	5.75	12-1-2027	3,665,000	3,672,587

				26,187,553

Resource Recovery Revenue: 0.01%
Ohio Air Quality Development Authority Ohio Valley Electric Corporation Series E	5.63	10-1-2019	100,000	102,635

Transportation Revenue: 0.28%
Ohio Turnpike Commission CAB Series A-4	5.70	2-15-2034	8,500,000	8,280,785

Water & Sewer Revenue: 0.15%
Ohio Water Development Authority Drinking Water Assistance Fund	5.00	12-1-2036	3,900,000	4,513,626

				63,708,307

Oklahoma: 0.45%

Airport Revenue: 0.04%
Tulsa OK Airports Improvement Trust AMT Series A (Build America Mutual Assurance Company Insured)	5.00	6-1-2035	1,055,000	1,138,229

Health Revenue: 0.07%
Oklahoma Development Finance Authority OU Medicine Project Series B	5.50	8-15-2057	1,750,000	1,991,553

Miscellaneous Revenue: 0.12%
Garfield County OK Educational Facilities Authority Enid Public Schools Project Series A	5.00	9-1-2030	2,000,000	2,270,520
Garfield County OK Educational Facilities Authority Enid Public Schools Project Series A	5.00	9-1-2031	1,145,000	1,298,991

				3,569,511

Transportation Revenue: 0.12%
Oklahoma Turnpike Authority Series C	5.00	1-1-2047	3,000,000	3,422,820

Water & Sewer Revenue: 0.10%
McGee Creek Authority Oklahoma Water Revenue (National Insured)	6.00	1-1-2023	2,865,000	3,105,746

				13,227,859

Oregon: 0.16%

Health Revenue: 0.16%
Deschutes County OR Hospital Facilities Authority Cascade Healthcare Community Incorporated Project	8.25	1-1-2038	4,500,000	4,647,690

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Municipal Bond Fund	31

Security name	Interest rate	Maturity date	Principal	Value

Pennsylvania: 7.34%

Airport Revenue: 0.48%
Philadelphia PA Airport Series A	5.00%	7-1-2047	$12,800,000	$14,365,046

Education Revenue: 0.21%
Montgomery County PA Higher Education & Health Authority Arcadia University	5.00	4-1-2024	1,540,000	1,715,098
Montgomery County PA Higher Education & Health Authority Arcadia University	5.00	4-1-2025	1,625,000	1,819,935
Philadelphia PA IDA 1st Philadelphia Preparatory Charter School Project Series A	7.00	6-15-2033	2,000,000	2,250,640
Philadelphia PA IDA New Foundations Charter School Project	6.00	12-15-2027	280,000	305,712

				6,091,385

GO Revenue: 0.64%
Allegheny County PA West Mifflin Area School District (AGM Insured)	5.00	4-1-2025	1,180,000	1,310,897
Allegheny County PA West Mifflin Area School District (AGM Insured)	5.00	4-1-2026	1,200,000	1,338,348
Allegheny County PA West Mifflin Area School District (AGM Insured)	5.00	4-1-2027	1,000,000	1,117,190
Luzerne County PA Series E (AGM Insured)	8.00	11-1-2027	135,000	137,758
Philadelphia PA School District Series A	5.00	9-1-2024	2,075,000	2,330,370
Philadelphia PA School District Series D	5.00	9-1-2021	5,000,000	5,413,950
Philadelphia PA School District Series F	5.00	9-1-2035	3,820,000	4,249,368
Scranton PA Refunding Notes	5.00	11-15-2032	2,850,000	2,983,922

				18,881,803

Health Revenue: 0.92%
Allegheny County PA Hospital Development Authority University of Pittsburgh Medical Center Series A	5.63	8-15-2039	5,130,000	5,340,022
Berks County PA Municipal Authority Reading Hospital & Medical Center Project Series B	3.01	11-1-2039	20,000,000	20,305,000
Quakertown PA General Authority Health LifeQuest Obligated Group Series C	4.50	7-1-2027	750,000	734,258
Quakertown PA General Authority Health LifeQuest Obligated Group Series C	5.00	7-1-2032	1,000,000	991,070

				27,370,350

Industrial Development Revenue: 1.12%
Montgomery County PA IDA Exelon Generation Company LLC Project Series A	2.55	12-1-2029	11,530,000	11,527,694
Pennsylvania EDFA Bridges Finco LP	5.00	12-31-2030	600,000	667,572
Pennsylvania EDFA Bridges Finco LP	5.00	12-31-2034	14,275,000	15,714,634
Pennsylvania EDFA Bridges Finco LP	5.00	12-31-2038	2,100,000	2,298,030
York County PA IDA Philadelphia Electric Company Project Series A	2.55	6-1-2036	3,140,000	3,138,210

				33,346,140

Miscellaneous Revenue: 2.34%
Allegheny County PA IDA Carnegie Museums of Pittsburgh (Citizens Bank LOC) ø	1.59	8-1-2032	6,780,000	6,780,000
Delaware Valley PA Regional Finance Authority Local Government Public Improvements Project	5.75	7-1-2032	5,000,000	6,293,450
Delaware Valley PA Regional Finance Authority Local Government Series A (Ambac Insured)	5.50	8-1-2028	16,420,000	19,588,403
Delaware Valley PA Regional Finance Authority Local Government Series C (Ambac Insured)	7.75	7-1-2027	4,025,000	5,439,063
Pennsylvania Finance Authority Pennsylvania Hills Project Series B (National Insured) ¤	0.00	12-1-2025	1,310,000	1,026,333
Pennsylvania Public School Building Authority Philadelphia School District Project	5.00	4-1-2024	3,960,000	4,282,146

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Municipal Bond Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Miscellaneous Revenue (continued)
State Public School Building Authority Pennsylvania Philadelphia School District Project	5.00%	4-1-2022	$2,635,000	$2,869,963
State Public School Building Authority Pennsylvania Philadelphia School District Project Series A	5.00	6-1-2034	1,915,000	2,133,004
State Public School Building Authority Pennsylvania Philadelphia School District Project Series A	5.00	6-1-2024	2,250,000	2,513,993
State Public School Building Authority Pennsylvania Philadelphia School District Project Series A	5.00	6-1-2035	16,715,000	18,579,224

				69,505,579

Resource Recovery Revenue: 0.01%
Delaware County PA IDA Resource Recovery Facility Series A	6.20	7-1-2019	445,000	446,130

Tobacco Revenue: 0.08%
Commonwealth Financing Authority Tobacco Master Settlement Payment Revenue Bonds	5.00	6-1-2035	2,000,000	2,249,360

Transportation Revenue: 1.23%
Pennsylvania Turnpike Commission Motor License Series B-1	5.00	12-1-2040	12,410,000	13,360,978
Pennsylvania Turnpike Commission Motor License Subordinate	5.00	12-1-2035	9,900,000	11,166,309
Pennsylvania Turnpike Commission Series A-1	5.00	12-1-2047	1,750,000	1,963,360
Pennsylvania Turnpike Commission Subordinate Series B-1	5.00	6-1-2027	1,000,000	1,158,740
Pennsylvania Turnpike Commission Subordinate Series B-1	5.00	6-1-2028	1,450,000	1,656,973
Pennsylvania Turnpike Commission Subordinate Series B-2	5.00	6-1-2027	1,200,000	1,390,488
Pennsylvania Turnpike Commission Subordinate Series B-2	5.00	6-1-2028	5,000,000	5,713,700

				36,410,548

Water & Sewer Revenue: 0.31%
Philadelphia PA Series B	5.00	7-1-2033	8,000,000	9,094,640

				217,760,981

Puerto Rico: 0.11%

Transportation Revenue: 0.11%
Puerto Rico Highway & Transportation Authority Series AA (National Insured)	5.50	7-1-2020	3,015,000	3,124,294

South Carolina: 0.84%

Education Revenue: 0.10%
South Carolina Education Assistance Authority Student Loan Series I	5.10	10-1-2029	1,335,000	1,370,418
South Carolina Jobs EDA York Preparatory Academy Project Series A	7.25	11-1-2045	1,500,000	1,598,160

				2,968,578

Resource Recovery Revenue: 0.16%
South Carolina Jobs EDA Solid Waste Disposal AMT RePower South Berkeley LLC Project Green Bond 144A	6.00	2-1-2035	1,880,000	1,915,194
South Carolina Jobs EDA Solid Waste Disposal AMT RePower South Berkeley LLC Project Green Bond 144A	6.25	2-1-2045	2,750,000	2,826,945

				4,742,139

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Municipal Bond Fund	33

Security name	Interest rate	Maturity date	Principal	Value

Utilities Revenue: 0.20%
Piedmont SC Municipal Power Agency (FGIC Insured)	6.75%	1-1-2019	$210,000	$215,378
South Carolina Public Service Authority Series C	5.00	12-1-2028	1,230,000	1,374,783
South Carolina Public Service Authority Series C	5.00	12-1-2034	1,825,000	2,008,942
South Carolina Public Service Authority Series C	5.00	12-1-2035	2,000,000	2,197,020

				5,796,123

Water & Sewer Revenue: 0.38%
Columbia SC Waterworks & Sewer System	5.00	2-1-2043	10,380,000	11,373,262

				24,880,102

South Dakota: 0.50%

Airport Revenue: 0.06%
Rapid City SD Series A	6.75	12-1-2031	1,020,000	1,085,586
Rapid City SD Series A	7.00	12-1-2035	750,000	800,925

				1,886,511

Health Revenue: 0.18%
South Dakota HEFA Sanford Health Project	5.50	11-1-2040	5,000,000	5,220,650

Housing Revenue: 0.26%
South Dakota Board of Regents Housing & Auxiliary Facilities System	5.00	4-1-2023	750,000	839,423
South Dakota Board of Regents Housing & Auxiliary Facilities System	5.00	4-1-2024	1,100,000	1,247,521
South Dakota Board of Regents Housing & Auxiliary Facilities System	5.00	4-1-2025	1,000,000	1,145,560
South Dakota Board of Regents Housing & Auxiliary Facilities System	5.00	4-1-2026	1,540,000	1,782,473
South Dakota Board of Regents Housing & Auxiliary Facilities System	5.00	4-1-2032	1,010,000	1,167,570
South Dakota Board of Regents Housing & Auxiliary Facilities System	5.00	4-1-2033	1,250,000	1,439,575

				7,622,122

				14,729,283

Tennessee: 1.41%

Health Revenue: 1.05%
Shelby County TN Health Educational & Housing Facilities Board Methodist Le Bonheur Series B (AGM Insured, U.S. Bank NA SPA) ø	1.57	6-1-2042	31,000,000	31,000,000

Tax Revenue: 0.36%
Bristol TN Industrial Development Board The Pinnacle Project Series A 144A	5.00	12-1-2035	8,500,000	8,277,980
Bristol TN Industrial Development Board The Pinnacle Project Series A 144A	5.13	12-1-2042	2,470,000	2,390,812

				10,668,792

				41,668,792

Texas: 9.62%

Airport Revenue: 0.60%
Austin TX Airport System AMT	5.00	11-15-2039	8,000,000	8,755,680
Austin TX Airport System AMT	5.00	11-15-2044	3,500,000	3,820,110
Houston TX Airport System Subordinate Lien AMT Series A	5.00	7-1-2041	4,750,000	5,376,525

				17,952,315

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo Municipal Bond Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Education Revenue: 1.44%
Beasley TX Higher Education Finance Corporation Focus Learning Academy Series A †	7.75%	8-15-2041	$2,000,000	$1,320,000
Clifton TX Higher Educational Finance Corporation International Leadership Series A	5.75	8-15-2038	2,000,000	2,073,020
La Vernia TX Higher Education Finance Corporation Lifeschool of Dallas Series A	6.25	8-15-2021	2,585,000	2,686,151
La Vernia TX Higher Education Finance Corporation Lifeschool of Dallas Series A	7.50	8-15-2041	6,500,000	6,912,815
Southwest Texas Higher Education Authority Incorporated Southern Methodist University Project	5.00	10-1-2030	1,460,000	1,716,055
Southwest Texas Higher Education Authority Incorporated Southern Methodist University Project	5.00	10-1-2032	650,000	761,118
Southwest Texas Higher Education Authority Incorporated Southern Methodist University Project	5.00	10-1-2039	750,000	863,745
Southwest Texas Higher Education Authority Incorporated Southern Methodist University Project	5.00	10-1-2040	1,000,000	1,150,790
Southwest Texas Higher Education Authority Incorporated Southern Methodist University Project	5.00	10-1-2041	900,000	1,034,928
University of Texas Board of Regents Refunding Bonds Series C	5.00	8-15-2023	11,045,000	12,602,455
University of Texas Board of Regents Refunding Bonds Series C	5.00	8-15-2024	10,000,000	11,594,000

				42,715,077

GO Revenue: 2.19%
Brownsville TX Independent School District Maintenance TAN	4.00	8-15-2022	8,435,000	9,039,621
Harris County TX Port of Houston Authority Series D-1	5.00	10-1-2035	10,000,000	10,666,300
Houston TX Public Improvement Refunding Bonds Series A	4.00	3-1-2034	1,000,000	1,056,190
Houston TX Public Improvement Refunding Bonds Series A	5.00	3-1-2025	3,070,000	3,550,394
Houston TX Public Improvement Refunding Bonds Series A	5.00	3-1-2029	2,000,000	2,332,900
Lewisville TX Independent School District Unlimited Tax Refunding Bonds Series A	5.00	8-15-2021	2,200,000	2,405,392
Lewisville TX Independent School District Unlimited Tax Refunding Bonds Series A	5.00	8-15-2022	2,640,000	2,951,441
Lewisville TX Independent School District Unlimited Tax Refunding Bonds Series A	5.00	8-15-2023	3,000,000	3,418,350
Sugar Land TX Refunding Bonds	5.00	2-15-2030	1,250,000	1,462,338
Texas Refunding Bond Series B	5.00	10-1-2036	24,500,000	27,924,855

				64,807,781

Health Revenue: 0.07%
New Hope ECFA Children’s Health System of Texas Project Series A	4.00	8-15-2033	2,000,000	2,086,940

Housing Revenue: 0.34%
Austin TX Affordable PFC Incorporated Commons at Goodnight Apartments	1.85	1-1-2021	10,000,000	9,961,100

Miscellaneous Revenue: 1.61%
Lewisville TX Combination Contract	6.75	10-1-2032	1,610,000	1,630,882
Lewisville TX Combination Contract	6.75	10-1-2032	185,000	185,598
Lewisville TX Combination Contract Castle Hills Public Improvement Bonds District #5 144A	6.50	9-1-2034	2,125,000	2,161,061
Lewisville TX Combination Contract Castle Hills Public Improvement Bonds District #5 144A	6.50	9-1-2034	4,235,000	4,306,868
Lewisville TX Combination Contract Castle Hills Public Improvement Bonds District #6 144A	6.00	9-1-2037	9,310,000	9,701,858
Lewisville TX Combination Contract Castle Hills Public Improvement Bonds District #6 144A	6.00	9-1-2037	3,940,000	4,105,835
Texas Transportation Commission Highway Improvement	5.00	4-1-2028	7,280,000	8,264,693
Texas Water Development Board Series A	4.00	10-15-2037	16,650,000	17,479,503

				47,836,298

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Municipal Bond Fund	35

Security name	Interest rate	Maturity date	Principal	Value

Resource Recovery Revenue: 0.71%
Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Series C ø	1.78%	4-1-2040	$7,600,000	$7,600,000
Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Subordinate Series D ø	1.78	11-1-2040	10,500,000	10,500,000
Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Subordinate Series E ø	1.78	11-1-2040	3,000,000	3,000,000

				21,100,000

Tax Revenue: 0.39%
Dallas TX Area Rapid Transit Sales Tax Revenue Series A	5.00	12-1-2046	10,200,000	11,488,566

Transportation Revenue: 1.25%
Central Texas Regional Mobility Authority Senior Lien	5.75	1-1-2025	2,000,000	2,118,420
Central Texas Regional Mobility Authority Senior Lien Series A	5.00	1-1-2033	3,740,000	4,053,936
Grand Parkway Transportation Corporation Texas CAB Series B	0.00	10-1-2029	1,015,000	947,228
Grand Parkway Transportation Corporation Texas CAB Series B	5.05	10-1-2030	2,000,000	1,858,220
North Texas Tollway Authority Series A	5.00	1-1-2033	3,600,000	4,024,260
North Texas Tollway Authority Series A	5.00	1-1-2035	4,000,000	4,446,440
Texas Private Activity Bond Surface Transportation Corporation Project NTE Mobility Partners Segments LLC	6.75	6-30-2043	4,000,000	4,674,560
Texas Private Activity Bond Surface Transportation Corporation Project NTE Mobility Partners Segments LLC	7.00	12-31-2038	12,500,000	14,814,500

				36,937,564

Utilities Revenue: 0.46%
Lower Colorado TX River Authority Series A	5.00	5-15-2033	2,475,000	2,735,271
Texas Municipal Gas Acquisition & Supply Corporation III	5.00	12-15-2029	5,115,000	5,549,212
Texas Municipal Gas Acquisition & Supply Corporation III	5.00	12-15-2031	5,000,000	5,411,450

				13,695,933

Water & Sewer Revenue: 0.56%
Tarrant TX Regional Water District	5.00	3-1-2049	15,000,000	16,749,300

				285,330,874

Utah: 0.90%

Education Revenue: 0.46%
Utah State Charter School Finance Authority Early Light Academy Project	8.50	7-15-2046	7,780,000	7,953,494
Utah State Charter School Finance Authority Oquirrh Mountain Charter School Project	8.00	7-15-2030	1,860,000	1,863,980
Utah State Charter School Finance Authority Oquirrh Mountain Charter School Project	8.00	7-15-2041	3,910,000	3,918,367

				13,735,841

Health Revenue: 0.44%
Utah County UT IHC Health Services Series D (U.S. Bank NA SPA) ø	1.49	5-15-2051	13,080,000	13,080,000

				26,815,841

The accompanying notes are an integral part of these financial statements.

36	Wells Fargo Municipal Bond Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Vermont: 1.17%

Education Revenue: 1.17%
Vermont Student Assistance Corporation Series B Class A-2 (3 Month LIBOR +3.00%) ±	5.32%	12-3-2035	$16,800,000	$17,813,040
Vermont Student Assistance Corporation Series B Class B (1 Month LIBOR +1.00%) ±	2.98	6-2-2042	17,193,117	16,936,252

				34,749,292

Virginia: 1.21%

GO Revenue: 0.21%
Norfolk VA Series C	4.00	9-1-2032	5,810,000	6,195,203

Housing Revenue: 0.62%
Loudoun County VA EDA Multifamily Housing Revenue Bonds Stone Springs Apartments (GNMA/FHA Insured)	1.84	12-1-2020	16,500,000	16,461,060
Newport News VA Redevelopment & Housing Authority Multifamily Housing Series A	1.82	11-1-2020	2,010,000	2,006,824

				18,467,884

Miscellaneous Revenue: 0.01%
Watkins Centre VA CDA	5.40	3-1-2020	333,000	333,383

Tax Revenue: 0.04%
Marquis VA CDA CAB 144A	7.50	9-1-2045	397,000	283,533
Marquis VA CDA CAB Series C ¤	0.00	9-1-2041	1,824,000	94,447
Marquis VA CDA Series B	5.63	9-1-2041	1,310,000	917,943

				1,295,923

Transportation Revenue: 0.33%
Virginia Commonwealth Transportation Board Refunding Bond Capital Projects Series A	5.00	5-15-2029	4,500,000	5,367,825
Virginia Small Business Financing Authority Senior Lien 95 Express Lanes LLC Project	5.00	7-1-2034	4,000,000	4,248,480

				9,616,305

				35,908,698

Washington: 1.46%

GO Revenue: 1.12%
Clark County WA School District #114 (AGM Insured)	4.00	12-1-2031	9,000,000	9,678,510
Clark County WA School District #114 (AGM Insured)	4.00	12-1-2034	2,500,000	2,651,200
King County WA Public Hospital District #1 Valley Medical Center Refunding Bond	5.00	12-1-2029	8,940,000	10,224,499
King County WA Public Hospital District #1 Valley Medical Center Refunding Bond	5.00	12-1-2035	9,430,000	10,620,915

				33,175,124

Health Revenue: 0.22%
Spokane WA Housing Finance Commission Riverview Retirement Community Project	5.00	1-1-2023	1,155,000	1,222,521
Washington HCFR Central Washington Health Service Association	7.00	7-1-2039	5,000,000	5,261,250

				6,483,771

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Municipal Bond Fund	37

Security name	Interest rate	Maturity date	Principal	Value

Miscellaneous Revenue: 0.12%
Washington Certificate of Participation Series A	5.00%	7-1-2038	$3,265,000	$3,743,159

				43,402,054

West Virginia: 0.19%

Health Revenue: 0.08%
West Virginia Hospital Finance Authority Refunding & Improvement Bonds Series D (AGM Insured)	5.50	6-1-2033	2,305,000	2,342,894

Tax Revenue: 0.11%
Monongalia County WV Commission Refunding & Improvement Bonds University Town Center Series A 144A	5.75	6-1-2043	675,000	704,592
Monongalia County WV Commission Refunding & Improvement Bonds University Town Centre Series A 144A	5.50	6-1-2037	2,500,000	2,585,250

				3,289,842

				5,632,736

Wisconsin: 1.72%

Education Revenue: 0.41%
Milwaukee WI RDA Science Education Consortium Incorporated Project Series A	6.00	8-1-2033	2,120,000	2,320,149
Milwaukee WI RDA Science Education Consortium Incorporated Project Series A	6.25	8-1-2043	4,650,000	5,092,773
Wisconsin PFA Carolina International School Series A 144A	6.00	8-1-2023	440,000	470,879
Wisconsin PFA Carolina International School Series A 144A	6.75	8-1-2033	1,430,000	1,545,587
Wisconsin PFA Carolina International School Series A 144A	7.00	8-1-2043	1,575,000	1,705,851
Wisconsin PFA Carolina International School Series A 144A	7.20	8-1-2048	940,000	1,022,034

				12,157,273

GO Revenue: 0.76%
Verona WI Area School District Building & Improvement Bonds	4.00	4-1-2027	3,385,000	3,683,151
Verona WI Area School District Building & Improvement Bonds	4.00	4-1-2028	1,380,000	1,484,576
Verona WI Area School District Building & Improvement Bonds	5.00	4-1-2026	3,310,000	3,886,668
Wisconsin Series A	4.00	5-1-2032	13,000,000	13,562,120

				22,616,515

Health Revenue: 0.04%
Wisconsin HEFA Aurora Health Care Incorporated Series A	5.25	4-15-2024	1,025,000	1,082,298

Resource Recovery Revenue: 0.51%
Wisconsin PFA Series A-2	2.00	10-1-2025	15,035,000	15,038,007

				50,894,093

Wyoming: 0.08%

Education Revenue: 0.06%
Wyoming CDA	6.50	7-1-2043	1,600,000	1,699,760

The accompanying notes are an integral part of these financial statements.

38	Wells Fargo Municipal Bond Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Health Revenue: 0.02%
West Park Hospital District Wyoming Series B	6.50%	6-1-2027	$500,000	$537,995

				2,237,755

Total Municipal Obligations (Cost $2,872,548,442)				2,965,395,953

	Yield		Shares
Short-Term Investments: 0.36%

Investment Companies: 0.36%
Wells Fargo Municipal Cash Management Money Market Fund Institutional Class (l)(u)##	1.43		10,597,584	10,609,242

Total Short-Term Investments (Cost $10,609,070)				10,609,242

Total investments in securities (Cost $2,883,157,512)	100.37%	2,976,005,195
Other assets and liabilities, net	(0.37)	(10,857,304)

Total net assets	100.00%	$2,965,147,891

¤	The security is issued in zero coupon form with no periodic interest payments.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

ø

Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

±	Variable rate investment. The rate shown is the rate in effect at period end.

††	On the last interest date, partial interest was paid.

%%	The security is issued on a when-issued basis.

##	All or a portion of this security is segregated for when-issued securities.

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

AGC	Assured Guaranty Corporation

AGM	Assured Guaranty Municipal

Ambac	Ambac Financial Group Incorporated

AMT	Alternative minimum tax

BAN	Bond anticipation notes

CAB	Capital appreciation bond

CCAB	Convertible capital appreciation bond

CDA	Community Development Authority

ECFA	Educational & Cultural Facilities Authority

EDA	Economic Development Authority

EDFA	Economic Development Finance Authority

FGIC	Financial Guaranty Insurance Corporation

FHA	Federal Housing Administration

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GO	General obligation

GNMA	Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Municipal Bond Fund	39

HCFR	Healthcare facilities revenue

HEFA	Health & Educational Facilities Authority

IDA	Industrial Development Authority

LIBOR	London Interbank Offered Rate

LIQ	Liquidity agreement

LOC	Letter of credit

National	National Public Finance Guarantee Corporation

PCFA	Pollution Control Financing Authority

PCR	Pollution control revenue

PFA	Public Finance Authority

PFOTER	Puttable floating option tax-exempt receipts

RDA	Redevelopment Agency

SIFMA	Securities Industry and Financial Markets Association

SFMR	Single-family mortgage revenue

SPA	Standby purchase agreement

TAN	Tax anticipation notes

TTFA	Transportation Trust Fund Authority

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Municipal Cash Management Money Market Fund Institutional Class	21,484,440	746,328,870	757,215,726	10,597,584	$8,928	$172	$246,031	$10,609,242	0.36%

The accompanying notes are an integral part of these financial statements.

40	Wells Fargo Municipal Bond Fund	Statement of assets and liabilities—June 30, 2018

Assets
Investments in unaffiliated securities, at value (cost $2,872,548,442)	$2,965,395,953
Investments in affiliated securities, at value (cost $10,609,070)	10,609,242
Receivable for investments sold	19,221,038
Receivable for Fund shares sold	2,082,040
Receivable for interest	33,112,600
Prepaid expenses and other assets	261,761

Total assets	3,030,682,634

Liabilities
Payable for investments purchased	56,720,741
Payable for Fund shares redeemed	6,033,937
Dividends payable	1,105,608
Management fee payable	841,609
Administration fees payable	294,475
Distribution fee payable	85,004
Due to custodian bank	10,037
Trustees’ fees and expenses payable	286
Accrued expenses and other liabilities	443,046

Total liabilities	65,534,743

Total net assets	$2,965,147,891

NET ASSETS CONSIST OF
Paid-in capital	$2,879,889,266
Overdistributed net investment income	(845,178)
Accumulated net realized losses on investments	(6,743,880)
Net unrealized gains on investments	92,847,683

Total net assets	$2,965,147,891

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$1,179,799,844
Shares outstanding – Class A1	115,560,444
Net asset value per share – Class A	$10.21
Maximum offering price per share – Class A2	$10.69
Net assets – Class C	$132,529,216
Shares outstanding – Class C1	12,984,328
Net asset value per share – Class C	$10.21
Net assets – Administrator Class	$227,115,645
Shares outstanding – Administrator Class[1]	22,240,665
Net asset value per share – Administrator Class	$10.21
Net assets – Institutional Class	$1,425,703,186
Shares outstanding – Institutional Class[1]	139,659,696
Net asset value per share – Institutional Class	$10.21

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended June 30, 2018	Wells Fargo Municipal Bond Fund	41

Investment income
Interest	$106,754,717
Income from affiliated securities	246,031

Total investment income	107,000,748

Expenses
Management fee	10,086,819
Administration fees
Class A	1,961,057
Class C	225,715
Administrator Class	132,340
Institutional Class	1,020,821
Shareholder servicing fees
Class A	3,064,152
Class C	352,679
Administrator Class	329,545
Distribution fee
Class C	1,058,036
Custody and accounting fees	36,549
Professional fees	92,725
Registration fees	153,939
Shareholder report expenses	183,601
Trustees’ fees and expenses	20,250
Other fees and expenses	38,250

Total expenses	18,756,478
Less: Fee waivers and/or expense reimbursements	(753,103)

Net expenses	18,003,375

Net investment income	88,997,373

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	1,103,730
Affiliated securities	8,928
Credit default swap contracts	614,069

Net realized gains on investments	1,726,727

Net change in unrealized gains (losses) on:
Unaffiliated securities	(5,965,356)
Affiiliated securities	172

Net change in unrealized gains (losses) on investments	(5,965,184)

Net realized and unrealized gains (losses) on investments	(4,238,457)

Net increase in net assets resulting from operations	$84,758,916

The accompanying notes are an integral part of these financial statements.

42	Wells Fargo Municipal Bond Fund	Statement of changes in net assets

	Year ended June 30, 2018		Year ended June 30, 2017

Operations
Net investment income		$88,997,373		$88,262,849
Net realized gains on investments		1,726,727		3,961,075
Net change in unrealized gains (losses) on investments		(5,965,184)		(112,601,384)

Net increase (decrease) in net assets resulting from operations		84,758,916		(20,377,460)

Distributions to shareholders from
Net investment income
Class A		(37,790,314)		(43,248,647)
Class B		N/A		(3,436)[1]
Class C		(3,290,591)		(4,034,053)
Administrator Class		(4,313,164)		(5,728,138)
Institutional Class		(43,127,825)		(35,247,474)
Net realized gains
Class A		(2,915,720)		(9,299,842)
Class C		(340,495)		(1,129,371)
Administrator Class		(247,992)		(962,759)
Institutional Class		(3,001,950)		(6,674,052)

Total distributions to shareholders		(95,028,051)		(106,327,772)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	9,607,411	98,713,016	10,866,465	111,869,640
Class C	1,091,279	11,235,517	1,653,065	17,117,595
Administrator Class	14,191,031	144,623,050	3,235,894	33,803,444
Institutional Class	56,339,637	577,870,177	68,962,982	706,157,623

		832,441,760		868,948,302

Reinvestment of distributions
Class A	3,487,196	35,780,840	4,549,098	46,674,757
Class B	N/A	N/A	313 [1]	3,298 [1]
Class C	317,077	3,252,773	428,572	4,390,538
Administrator Class	402,677	4,127,649	621,625	6,416,038
Institutional Class	3,728,548	38,233,492	3,251,165	33,336,568

		81,394,754		90,821,199

Payment for shares redeemed
Class A	(18,978,396)	(194,665,238)	(36,991,871)	(378,880,736)
Class B	N/A	N/A	(43,090)[1]	(440,256)[1]
Class C	(2,964,994)	(30,428,033)	(4,936,233)	(50,649,505)
Administrator Class	(2,961,504)	(30,373,516)	(18,507,320)	(190,368,235)
Institutional Class	(32,651,728)	(334,789,494)	(49,843,393)	(508,859,565)

		(590,256,281)		(1,129,198,297)

Net increase (decrease) in net assets resulting from capital share transactions		323,580,233		(169,428,796)

Total increase (decrease) in net assets		313,311,098		(296,134,028)

Net assets
Beginning of period		2,651,836,793		2,947,970,821

End of period		$2,965,147,891		$2,651,836,793

Overdistributed net investment income		$(845,178)		$(252,678)

[1]	For the period from July 1, 2016 to December 5, 2016. Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Municipal Bond Fund	43

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.25	$10.70	$10.25	$10.33	$10.00
Net investment income	0.32	0.33	0.31	0.28	0.33
Net realized and unrealized gains (losses) on investments	(0.02)	(0.38)	0.50	0.01	0.40

Total from investment operations	0.30	(0.05)	0.81	0.29	0.73
Distributions to shareholders from
Net investment income	(0.32)	(0.33)	(0.31)	(0.28)	(0.33)
Net realized gains	(0.02)	(0.07)	(0.05)	(0.09)	(0.07)

Total distributions to shareholders	(0.34)	(0.40)	(0.36)	(0.37)	(0.40)
Net asset value, end of period	$10.21	$10.25	$10.70	$10.25	$10.33
Total return[1]	2.97%	(0.47)%	8.04%	2.81%	7.60%
Ratios to average net assets (annualized)
Gross expenses	0.79%	0.79%	0.79%	0.80%	0.80%[2]
Net expenses	0.75%	0.75%	0.75%	0.75%	0.76%[2]
Net investment income	3.10%	3.13%	2.99%	2.71%	3.36%[2]
Supplemental data
Portfolio turnover rate	19%	24%	16%	27%	37%
Net assets, end of period (000s omitted)	$1,179,800	$1,244,267	$1,529,884	$1,612,212	$1,661,362

[1]	Total return calculations do not include any sales charges.

[2]	Ratios include 0.01% in interest and fee expense relating to inverse floating-rate obligations.

The accompanying notes are an integral part of these financial statements.

44	Wells Fargo Municipal Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.24	$10.69	$10.25	$10.33	$10.00
Net investment income	0.24	0.25	0.23	0.20	0.26
Net realized and unrealized gains (losses) on investments	(0.01)	(0.38)	0.49	0.01	0.40

Total from investment operations	0.23	(0.13)	0.72	0.21	0.66
Distributions to shareholders from
Net investment income	(0.24)	(0.25)	(0.23)	(0.20)	(0.26)
Net realized gains	(0.02)	(0.07)	(0.05)	(0.09)	(0.07)

Total distributions to shareholders	(0.26)	(0.32)	(0.28)	(0.29)	(0.33)
Net asset value, end of period	$10.21	$10.24	$10.69	$10.25	$10.33
Total return[1]	2.30%	(1.21)%	7.14%	2.05%	6.80%
Ratios to average net assets (annualized)
Gross expenses	1.54%	1.54%	1.54%	1.55%	1.55%[2]
Net expenses	1.50%	1.50%	1.50%	1.50%	1.51%[2]
Net investment income	2.35%	2.38%	2.24%	1.97%	2.60%[2]
Supplemental data
Portfolio turnover rate	19%	24%	16%	27%	37%
Net assets, end of period (000s omitted)	$132,529	$148,944	$186,036	$164,703	$154,863

[1]	Total return calculations do not include any sales charges.

[2]	Ratios include 0.01% in interest and fee expense relating to inverse floating-rate obligations.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Municipal Bond Fund	45

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.25	$10.70	$10.26	$10.34	$10.01
Net investment income	0.33 [1]	0.34	0.33	0.30	0.35
Net realized and unrealized gains (losses) on investments	(0.02)	(0.38)	0.49	0.01	0.40

Total from investment operations	0.31	(0.04)	0.82	0.31	0.75
Distributions to shareholders from
Net investment income	(0.33)	(0.34)	(0.33)	(0.30)	(0.35)
Net realized gains	(0.02)	(0.07)	(0.05)	(0.09)	(0.07)

Total distributions to shareholders	(0.35)	(0.41)	(0.38)	(0.39)	(0.42)
Net asset value, end of period	$10.21	$10.25	$10.70	$10.26	$10.34
Total return	3.13%	(0.32)%	8.10%	2.97%	7.75%
Ratios to average net assets (annualized)
Gross expenses	0.73%	0.73%	0.73%	0.73%	0.74%[2]
Net expenses	0.60%	0.60%	0.60%	0.60%	0.61%[2]
Net investment income	3.27%	3.18%	3.15%	2.86%	3.49%[2]
Supplemental data
Portfolio turnover rate	19%	24%	16%	27%	37%
Net assets, end of period (000s omitted)	$227,116	$108,715	$270,304	$384,884	$362,896

[1]	Calculated based upon average shares outstanding.

[2]	Ratios include 0.01% in interest and fee expense relating to inverse floating-rate obligations.

The accompanying notes are an integral part of these financial statements.

46	Wells Fargo Municipal Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
INSTITUTIONAL CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.24	$10.70	$10.25	$10.33	$10.00
Net investment income	0.35	0.36	0.34	0.31	0.36
Net realized and unrealized gains (losses) on investments	(0.01)	(0.39)	0.50	0.01	0.40

Total from investment operations	0.34	(0.03)	0.84	0.32	0.76
Distributions to shareholders from
Net investment income	(0.35)	(0.36)	(0.34)	(0.31)	(0.36)
Net realized gains	(0.02)	(0.07)	(0.05)	(0.09)	(0.07)

Total distributions to shareholders	(0.37)	(0.43)	(0.39)	(0.40)	(0.43)
Net asset value, end of period	$10.21	$10.24	$10.70	$10.25	$10.33
Total return	3.37%	(0.28)%	8.35%	3.11%	7.90%
Ratios to average net assets (annualized)
Gross expenses	0.46%	0.46%	0.46%	0.47%	0.47%[1]
Net expenses	0.46%	0.46%	0.46%	0.47%	0.47%[1]
Net investment income	3.40%	3.44%	3.27%	3.02%	3.58%[1]
Supplemental data
Portfolio turnover rate	19%	24%	16%	27%	37%
Net assets, end of period (000s omitted)	$1,425,703	$1,149,911	$961,289	$523,736	$255,112

[1]	Ratios include 0.01% in interest and fee expense relating to inverse floating-rate obligations.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Municipal Bond Fund	47

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Municipal Bond Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through December 5, 2016.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Futures contracts listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Swap contracts are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

48	Wells Fargo Municipal Bond Fund	Notes to financial statements

Futures contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Inverse floating-rate obligations

The Fund may participate in inverse floating-rate obligation (“Inverse Floater”) structures whereby a fixed-rate bond (“Fixed-Rate Bond”) purchased by the Fund is transferred to a tender option bond trust (“TOB Trust”). The TOB Trust issues floating-rate notes (“Floating-Rate Notes”) to third-parties, which are collateralized by the Fixed-Rate Bond, and the Fund buys a residual interest in the TOB Trust’s assets and cash flows. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating-Rate Notes to tender their notes at par, and (2) to have the Fixed-Rate Bond held by the TOB Trust transferred back to the Fund, thereby collapsing the TOB Trust. The Fund accounts for the transaction described above as a secured borrowing by including the Fixed-Rate Bond in its Portfolio of Investments, and by recording the Floating-Rate Notes as a liability in the Statement of Assets and Liabilities. The Fund also records the interest paid on Floating-Rate Notes as interest expense. The Floating-Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes for redemption at par at each reset date. Inverse Floaters held by the Fund are securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended.

Swap contracts

Swap contracts are agreements between the Fund and a counterparty to exchange a series of cash flows over a specified period. Swap agreements are privately negotiated contracts between the Fund and a counterparty in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”) with a central clearinghouse.

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuations in market value are recorded as unrealized gains or losses on OTC swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. Upon entering into a centrally cleared swap, the Fund is required to deposit an initial margin with the broker in the form of cash or securities. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). The variation margin is recorded as an unrealized gain (or loss) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

Notes to financial statements	Wells Fargo Municipal Bond Fund	49

Credit default swaps

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swaps for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index or a basket of single-name issuers or traded indexes. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the protection seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring).

The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. If the Fund is the buyer of protection and a credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. If the Fund is the seller of protection and a credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2018, the aggregate cost of all investments for federal income tax purposes was $2,884,044,704 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$105,065,499
Gross unrealized losses	(13,105,008)
Net unrealized gains	$91,960,491

50	Wells Fargo Municipal Bond Fund	Notes to financial statements

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to expiration of capital loss carryforwards. At June 30, 2018, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Overdistributed net investment income	Accumulated net realized losses on investments
$(4,281,529)	$(1,067,979)	$5,349,508

As of June 30, 2018, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $130,027, which expires in 2019.

As of June 30, 2018, the Fund had current year deferred post-October capital losses consisting of $5,899,085 in net long-term losses which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Municipal obligations	$0	$2,965,395,953	$0	$2,965,395,953

Short-term investments
Investment companies	10,609,242	0	0	10,609,242
Total assets	$10,609,242	$2,965,395,953	$0	$2,976,005,195

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At June 30, 2018, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

Notes to financial statements	Wells Fargo Municipal Bond Fund	51

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.40% and declining to 0.28% as the average daily net assets of the Fund increase. For the year ended June 30, 2018, the management fee was equivalent to an annual rate of 0.36% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through October 31, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.75% for Class A shares, 1.50% for Class C shares, 0.60% for Administrator Class shares, and 0.48% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2018, Funds Distributor received $33,684 from the sale of Class A shares and $476 in contingent deferred sales charges from redemptions of Class C shares, respectively. No contingent deferred sales charges were incurred by Class A shares for the year ended June 30, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

52	Wells Fargo Municipal Bond Fund	Notes to financial statements

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $289,120,000 and $29,270,000 in interfund purchases and sales, respectively, during the year ended June 30, 2018.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2018 were $1,038,137,368 and $469,901,334, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended June 30, 2018, the Fund entered into credit default swap contracts as a substitute for taking a position in the underlying security or basket of securities or to potentially enhance the Fund’s total return. The Fund had an average notional balance on credit default swaps of $13,647,945 during the year ended June 30, 2018.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

7. BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

For the year ended June 30, 2018, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2018 and June 30, 2018 were as follows:

	Year ended June 30
	2018	2017
Ordinary income	$0	$2,442,316
Tax-exempt income	89,128,966	85,819,432
Long-term capital gain	5,899,085	18,066,024

As of June 30, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Unrealized gains	Post-October capital losses deferred	Capital loss carryforward
$524,703	$91,960,491	$(5,899,085)	$(130,027)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Notes to financial statements	Wells Fargo Municipal Bond Fund	53

10. NEW ACCOUNTING PRONOUNCEMENT

In March 2017, FASB issued Accounting Standards Update (“ASU”) No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium. The amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held a at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years . Management is currently evaluating the potential impact of this new guidance to the financial statements.

54	Wells Fargo Municipal Bond Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Municipal Bond Fund (the Fund), one of the funds constituting the Wells Fargo Funds Trust, including the portfolio of investments, as of June 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2018, by correspondence with the transfer agent, custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

August 24, 2018

Other information (unaudited)	Wells Fargo Municipal Bond Fund	55

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $5,899,085 was designated as a 20% rate gain distribution for the fiscal year ended June 30, 2018.

For the fiscal year ended June 30, 2018, $498,123 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2018.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

56	Wells Fargo Municipal Bond Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 154 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and the Glimmerglass Festival. She is also an inactive Chartered Financial Analyst.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Municipal Bond Fund	57

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Goverance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue shield of Minnesota of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director 003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

58	Wells Fargo Municipal Bond Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Alexander Kymn[3] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 77 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 77 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

Other information (unaudited)	Wells Fargo Municipal Bond Fund	59

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Municipal Bond Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Municipal Bond Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

60	Wells Fargo Municipal Bond Fund	Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Bloomberg Barclays Municipal Bond Index, for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Fund and the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the WFAM and Wells Fargo profitability analysis.

Other information (unaudited)	Wells Fargo Municipal Bond Fund	61

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Fund.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

62	Wells Fargo Municipal Bond Fund	Appendix A (unaudited)

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Ameriprise

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Ameriprise Financial

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

•	Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)

•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load-waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

Automatic Exchange of Class C Shares Available at Ameriprise Financial

•	Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

Appendix A (unaudited)	Wells Fargo Municipal Bond Fund	63
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•

Employees and registered representatives of Merrill Lynch or its affiliates and their family members, as defined by Merrill Lynch, which may differ from the definition of family member in the Fund’s prospectus.

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Fund’s prospectus

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley

Effective on or about July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from and be more limited than those disclosed in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Morgan Stanley

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

64	Wells Fargo Municipal Bond Fund	Appendix A (unaudited)
•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge. This waiver is subject to the Fund’s policy regarding frequent purchases and redemption of Fund shares, as discussed under “Account Information—Frequent Purchases and Redemptions of Fund Shares” in the Fund’s prospectus.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

314244 08-18 A253/AR253 06-18

Annual Report

June 30, 2018

Wells Fargo North Carolina Tax-Free Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo North Carolina Tax-Free Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Globally, economies strengthened, equity markets advanced, and foreign bonds outperformed fixed-income investments in the U.S.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo North Carolina Tax-Free Fund for the 12-month period that ended June 30, 2018. Globally, economies strengthened, equity markets advanced, and foreign bonds outperformed fixed-income investments in the U.S.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 14.37%, and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 7.28%. Emerging market stocks, as measured by the MSCI EM Index (Net),3 added 8.20%. In bond markets, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 0.40% while fixed-income investments outside the U.S. gained 2.78%, according to the Bloomberg Barclays Global Aggregate ex-USD Index.5 The Bloomberg Barclays Municipal Bond Index6 added 1.56%, and the ICE BofAML U.S. High Yield Index7 was up 2.53%.

Volatility increased during the third quarter of 2017, but favorable data curbed concerns.

During the third quarter of 2017, investor expectations advanced and fell amid shifting geopolitical tensions, particularly in Asia, and during multiple efforts to reform health care laws in the U.S. Corporate earnings and consumer confidence improved. Annualized U.S. gross domestic product growth for the quarter was 3.2%. Meanwhile, inflation continued to trail the U.S. Federal Reserve’s (Fed’s) targets.

Economic momentum increased in Europe; the European Central Bank (ECB) held its rates steady at low levels and continued its quantitative easing bond-buying program with the goal of sparking economic activity. As they had in the second quarter, emerging markets with currencies that strengthened relative to the U.S. dollar benefited. In addition, commodity price increases supported economic activity in countries that rely on natural resources for exports.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

[8]

The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo North Carolina Tax-Free Fund	3

The fourth quarter of 2017 was characterized by continued optimism in global markets.

U.S. stocks continued to rally during the fourth quarter of 2017, boosted by synchronized expansion in the global economy and favorable company earnings. In October 2017, the Fed began to sell the bonds acquired during a series of quantitative easing programs following the 2008 financial crisis. The Bank of England suggested it could hike interest rates in November, and the pound gained against other currencies. In addition, the Fed increased rates by another 25 basis points (bps; 100 bps equal 1.00%) in December. Stocks received a boost from growing optimism about tax reform legislation.

International markets, particularly emerging markets, continued to show strength, supported by several factors that led some observers to describe conditions as a Goldilocks economic scenario: synchronized global growth, low inflation, and healthy corporate earnings, all supported abroad by a weaker U.S. dollar.

Volatility reemerged during the first quarter of 2018 as economic signals were mixed.

The first quarter of 2018 began with stock market gains in January after the U.S. announced tax reform measures intended to lower rates for individuals and corporations. Then, investor optimism was supplanted by several concerns. Trade tensions emerged, particularly between the U.S. and China, as the U.S. threatened to impose tariffs on a broad range of imported products. Increasing interest rates and inflation also caused concern. During February 2018, the U.S. stock market endured a loss of more than 10% before recovering in March and April. The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

The Fed increased the federal funds rate by 25 bps in March and the rate of inflation reached the Fed’s 2% target for the first time in a year. The unemployment rate fell to 4.1% by March 2018 and wage growth data improved. The third revision of gross domestic product growth for the first quarter by the U.S. Bureau of Economic Analysis released during June was lowered to 2.0%.

Overseas, investment market returns reversed the strong returns of 2017—the MSCI ACWI ex USA Index (Net) gained 27.19% for the 12-month period—falling 0.43% through the end of the second quarter of 2018. Although central banks, including the ECB and the Bank of Japan, maintained low interest rates and quantitative easing measures that are generally supportive of businesses and equity markets, the U.S. dollar strengthened relative to local currencies, which served to restrain returns.

Global trade tensions escalated during the second quarter of 2018.

Global trade tensions escalated as the second quarter of 2018 opened and equity markets fell in response before resuming upward momentum later in April. The CPI8 for All Urban Consumers added 0.2% in May after a similar increase in April. On a year-over-year basis, the all-items index rose 2.8% for the 12 months that ended May 31, continuing its upward trend since the beginning of the year. The index for all items less food and energy rose 2.2% for the same 12-month period.

During June 2018, the Fed increased the federal funds rate by an additional 25 bps. Market expectations increased that the Fed might announce two more rate increases in 2018. The unemployment rate fell to an 18-year low of 3.8% in May and wage growth data improved. Internationally, central banks maintained their low interest rates and monetary policies that were accommodative of business activity.

During February 2018, the U.S. stock market endured a loss of more than 10% before recovering in March and April.

4	Wells Fargo North Carolina Tax-Free Fund	Letter to shareholders (unaudited)

Interest rates generally increased and the bond markets tended to decline. Long-term interest rates in the U.S. trended higher—rates on the 10-year and 30-year Treasury bonds moved from 2.46% and 2.81%, respectively, at the beginning of the year on January 1, 2018, to 2.85% and 2.98%, respectively, on June 30, 2018, well off their highest levels during the first half of the year of 3.11% and 3.25%, respectively, on May 17, 2018.

Despite the positive economic and business trends globally, international stock values fell and U.S. stock gains moderated during most of the second quarter of 2018 due to escalating tensions as the U.S. imposed tariffs on foreign goods and countries outside of the U.S. imposed tariffs of their own on U.S. products in response.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to shareholders

At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

This page is intentionally left blank.

6	Wells Fargo North Carolina Tax-Free Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax and North Carolina individual income tax.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Bruce R. Johns

Robert J. Miller

Average annual total returns (%) as of June 30, 20181

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (ENCMX)	1-11-1993	(3.11)	2.06	3.27	1.46	3.00	3.75	0.97	0.85
Class C (ENCCX)	3-27-2002	(0.30)	2.23	2.98	0.70	2.23	2.98	1.72	1.60
Institutional Class (ENCYX)	2-28-1994	–	–	–	1.77	3.31	4.06	0.64	0.54
Bloomberg Barclays Municipal Bond Index[4]	–	–	–	–	1.56	3.53	4.43	–	–
Bloomberg Barclays North Carolina Municipal Bond Index[5]	–	–	–	–	0.72	2.99	4.03	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to North Carolina municipal securities risk, high-yield securities risk, and non-diversification risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo North Carolina Tax-Free Fund	7

Growth of $10,000 investment as of June 30, 2018[6]

[1]	Historical performance shown for all classes of the Fund prior to July 12, 2010, is based on the performance of the Fund’s predecessor, Evergreen North Carolina Municipal Bond Fund.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through October 31, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[5]

The Bloomberg Barclays North Carolina Municipal Bond Index includes investment-grade, tax-exempt, and fixed-rate bonds issued in the state of North Carolina; all securities have long-term maturities (greater than two years) and are selected from issues larger than $50 million. You cannot invest directly in an index.

[6]

The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays Municipal Bond Index and the Bloomberg Barclays North Carolina Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[7]	Amounts are calculated based on the total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[8]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

8	Wells Fargo North Carolina Tax-Free Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎

The Fund (Class A, excluding sales charges) underperformed the broad national Bloomberg Barclays Municipal Bond Index and outperformed the Bloomberg Barclays North Carolina Municipal Bond Index for the 12-month period that ended June 30, 2018.

∎	Yield-curve positioning detracted from performance. We were overweight the shortest and intermediate bonds, which underperformed the index, and underweight long bonds, which outperformed the index.

∎	The Fund’s conservative duration positioning helped dampen volatility and was a positive contributor to performance as rates rose across the curve.

∎

The Fund’s overweight to A-rated and BBB-rated bonds was a significant driver of performance, as lower-rated investment-grade bonds outperformed AAA-rated and AA-rated bonds. The Fund’s underweights to state and local general obligation bonds and prerefunded bonds were also positive contributors to performance as these sectors significantly lagged other sectors.

Effective maturity distribution as of June 30, 2018[7]

The Fed continued to normalize monetary policy.

The U.S. Federal Reserve (Fed) announced plans to reduce its balance sheet and allow holdings to shrink to a range of $2.5 trillion to $2.9 trillion. Year-over-year U.S. gross domestic product (GDP) growth trended higher during the period, but so did consumer and producer prices—that is, inflation. At the same time, the U.S. unemployment rate declined from 4.3% to 3.8%. The Fed raised the federal funds rate three times (December 2017, March 2018, and June 2018) in a continuation of normalizing interest rates. Toward the end of the fiscal year, the Fed signaled that it may be slightly more aggressive in tightening as the unemployment rate reached a level forecasted. Inflation also reached the Fed’s 2% target as U.S. economic growth expectations were buoyed by $1.5 trillion in tax cuts and a $300 billion increase in federal spending.

Tax reform influenced investor sentiment.

Uncertainty over tax reform and its effect on issuance in the municipal market led to record bond issuance in December 2017, which contributed to calendar-year 2017 being the second highest on record. Other effects of tax reform included the elimination of advanced refundings; the elimination of the alternative minimum tax for corporations; and a material reduction in the corporate income tax, which directly affects demand for tax-exempt bonds.

A flattening yield curve persisted during the period.

The U.S. yield curve continued its flattening trend. After remaining range-bound in the first half of the period, 10-year Treasury yields rose significantly as the calendar year began and briefly broke above 3% before retreating at the end of the period. The strong technicals in the municipal market are based on the bondholders’ demand chasing a limited supply of municipal bonds.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo North Carolina Tax-Free Fund	9

Credit quality as of June 30, 2018[8]

The Fund maintained a conservative duration position.

The Fund’s conservative duration position positively influenced performance as rates rose across the curve. Credit-quality allocation was the largest driver of performance, but sector allocation and security selection were also positive contributors.

In anticipation of the Fed continuing to normalize interest rates, we kept the Fund’s duration short relative to its benchmarks, which was positive as it dampened volatility and minimized downside drift as rates rose across the curve. The Fund’s yield-curve positioning detracted from results. We were overweight the short and intermediate parts of the curve (which underperformed the index) and underweight the long end (which outperformed the index).

The Fund was overweight lower-investment-grade (A-rated and BBB-rated) bonds and had a modest allocation to high yield. This was positive as these rating categories outperformed the index by a wide margin. While we favored lower-quality bonds, we became more cautious over the period. Investment-grade corporate credit spreads started to widen in early 2018, and that trend continued into the second quarter. However, municipal bond credit spreads continued to decline as demand remained robust. We believe investors currently are not being compensated sufficiently for making new investments in some of these lower-rated investment-grade areas, and we anticipate increasing the portfolio’s credit quality as higher-grade bonds represent better relative value.

Many state-specific funds have exposure to the U.S. territories such as Puerto Rico, the U.S. Virgin Islands, and Guam. The Fund had no exposure Puerto Rico at year-end, and we took the opportunity to sell U.S. Virgin Islands Public Finance Authority bonds as they rallied (they were among the best-performing bonds in the portfolio over the period). We continue to have a modest exposure to essential service revenue bonds in Guam, such as the Guam Waterworks Authority bonds and Guam Port Authority bonds, which we feel are essential to the island’s viability.

The state of North Carolina offers municipal bond investing opportunities.

The state of North Carolina is rated Aaa/AAA/AAA (stable) by Moody’s Investors Service, Standard & Poor’s, and Fitch Ratings, respectively. The state’s conservative fiscal practices, moderate debt levels, healthy reserves, and well-funded pensions show that it has sound fiscal governance. The state’s economy continues to expand, driven by strong employment and population growth. During the period from 2010 to 2016, the state’s population increased by an estimated 590,000, or 6.2%, compared with the 4.5% national average. While North Carolina’s GDP lagged the nation’s recovery levels after the recession, it has kept up with U.S. growth since 2013 and is projected to outpace the national growth rate in the next two years. North Carolina’s debt burden is low when compared with other states, at only 1.3% of personal income. Pensions are well funded, with actuarially required contributions fully funded on an annual basis. The fiscal year 2018–2019 budget is balanced, and forecasted revenue assumptions appear to be conservative when compared with prior and actual year-to-date overall revenue performance.

Modest growth may support credit fundamentals, but issue selection remains key in state-specific funds.

Our team will continue to monitor macroeconomic trends and North Carolina–specific events for tactical opportunities. If economic growth continues, we expect the Fed to continue to normalize rates over the next year and become data-dependent in the second half of 2019. Some municipalities may do well and others may continue to struggle. That is why we feel credit selection will continue to be important. In our view, the long-term drivers of valuations will be supply and demand trends, absolute yield levels, the shape of the yield curve, and individual credit fundamentals. As a result, we anticipate moving the Fund’s duration slightly longer but still keeping it short to the Bloomberg Barclays North Carolina Municipal Bond Index benchmark duration and maintaining an overweight to medium- and lower-quality bonds with higher coupons to keep a defensive position as interest rates rise. As the economy improves, we expect low-quality investment-grade bonds in the revenue sector to perform well in North Carolina as credit-quality fundamentals continue to improve with growth in the economy.

Please see footnotes on page 7.

10	Wells Fargo North Carolina Tax-Free Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2018 to June 30, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2018	Ending account value 6-30-2018	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,003.67	$4.22	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26	0.85%
Class C
Actual	$1,000.00	$999.95	$7.93	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.86	$8.00	1.60%
Institutional Class
Actual	$1,000.00	$1,005.21	$2.68	0.54%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.12	$2.71	0.54%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—June 30, 2018	Wells Fargo North Carolina Tax-Free Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 99.20%

California: 1.70%

Education Revenue: 1.70%
University of California Limited Project Prerefunded Bond Series G	5.00%	5-15-2037	$500,000	$560,690
University of California Limited Project Unrefunded Bond Series G	5.00	5-15-2037	500,000	549,270

				1,109,960

Guam: 2.57%

Miscellaneous Revenue: 0.85%
Guam Port Authority %%	5.00	7-1-2030	500,000	558,210

Water & Sewer Revenue: 1.72%
Guam Government Waterworks Authority	5.25	7-1-2023	1,000,000	1,122,360

				1,680,570

Indiana: 1.74%

Water & Sewer Revenue: 1.74%
Indiana Finance Authority Clean Water Act Project Series A	5.00	10-1-2031	1,000,000	1,133,770

New York: 2.50%

Tax Revenue: 2.50%
New York Dormitory Authority Personal Income Tax Series B	5.00	3-15-2042	1,500,000	1,630,575

North Carolina: 83.84%

Airport Revenue: 16.27%
Charlotte NC Airport Series A	5.50	7-1-2034	2,500,000	2,681,425
Charlotte NC AMT Series B ##	5.00	7-1-2020	1,480,000	1,572,071
Charlotte NC AMT Series B	5.50	7-1-2024	810,000	865,485
Charlotte NC Douglas Airport Series A	5.00	7-1-2025	1,645,000	1,780,762
North Carolina Port Authority Series B	5.00	2-1-2025	3,540,000	3,721,071

				10,620,814

Education Revenue: 8.16%
North Carolina Capital Facilities Finance Agency Meredith College	5.00	6-1-2038	500,000	546,365
University of North Carolina at Greensboro	5.00	4-1-2033	2,000,000	2,261,360
University of North Carolina at Greensboro	5.00	4-1-2039	1,620,000	1,818,806
University of North Carolina at Greensboro	5.00	6-1-2042	625,000	698,431

				5,324,962

Health Revenue: 24.35%
Charlotte-Mecklenburg NC Hospital Authority Series 2009A	5.00	1-15-2027	1,885,000	1,918,892
Charlotte-Mecklenburg NC Hospital Authority Series 2007C (JPMorgan Chase & Company SPA) ø	1.58	1-15-2037	810,000	810,000
New Hanover County NC New Hanover Regional Medical Center	5.00	10-1-2028	3,000,000	3,255,660
New Hanover County NC New Hanover Regional Medical Center	5.00	10-1-2047	1,000,000	1,111,700
New Hanover County NC New Hanover Regional Medical Center (AGM Insured)	5.13	10-1-2031	1,800,000	1,877,598
North Carolina Medical Care Commission Baptist Hospital Project	5.25	6-1-2029	2,000,000	2,131,740

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo North Carolina Tax-Free Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Health Revenue (continued)
North Carolina Medical Care Commission Deerfield Episcopal Retirement Community Project	5.00%	11-1-2031	$1,500,000	$1,699,470
North Carolina Medical Care Commission Presbyterian Homes Project Series C	4.00	10-1-2031	1,500,000	1,585,185
North Carolina Medical Care Commission Southeastern Regional Medical Center Project	5.00	6-1-2026	385,000	423,358
North Carolina Medical Care Commission Southeastern Regional Medical Center Project	5.00	6-1-2032	500,000	543,175
North Carolina Medical Care Commission Southminster Incorporated	5.00	10-1-2037	500,000	536,605

				15,893,383

Housing Revenue: 5.18%
North Carolina Facilities Finance Agency (AGC Insured)	5.00	6-1-2027	1,000,000	1,116,040
North Carolina Facilities Finance Agency The Arc of North Carolina Project Series A (HUD Insured)	5.00	10-1-2034	1,000,000	1,125,120
North Carolina HFA Series B	4.25	1-1-2028	1,110,000	1,138,549

				3,379,709

Miscellaneous Revenue: 20.22%
Asheville NC Limited Obligation	5.00	10-1-2027	300,000	359,361
Cabarrus County NC Limited Obligation Installment Financing Contract	5.00	6-1-2031	500,000	584,490
Charlotte NC Certificate of Participation Series A	5.00	12-1-2026	1,160,000	1,271,766
Charlotte NC Certificate of Participation Series A	5.00	6-1-2030	1,000,000	1,119,750
Charlotte NC Certificate of Participation Series E	5.00	6-1-2023	3,650,000	3,758,734
Cumberland County NC Limited Obligation Series B	5.00	11-1-2025	1,000,000	1,117,570
Cumberland County NC Limited Obligation Series B	5.00	11-1-2026	1,000,000	1,117,570
Henderson County NC Limited Obligation Series A	5.00	10-1-2030	500,000	576,880
Orange County NC Limited Obligation Series 2018	5.00	10-1-2032	215,000	256,020
Orange County NC Limited Obligation Series 2018	5.00	10-1-2033	220,000	261,114
Orange County NC Limited Obligation Series 2018	5.00	10-1-2034	65,000	76,768
Orange County NC Public Facilities Company Limited Obligation	5.00	10-1-2026	1,000,000	1,098,390
Raleigh NC Limited Obligation Series A	5.00	10-1-2033	1,000,000	1,139,330
Wilmington NC Limited Obligation Series A	5.00	6-1-2030	400,000	462,356

				13,200,099

Transportation Revenue: 3.01%
North Carolina Department of Transportation	5.00	6-30-2028	1,275,000	1,413,542
North Carolina Turnpike Authority	5.00	7-1-2042	500,000	547,890

				1,961,432

Utilities Revenue: 4.35%
North Carolina Municipal Power Agency #1 Catawba Nuclear Power Project Series A	5.00	1-1-2021	2,720,000	2,842,427

Water & Sewer Revenue: 2.30%
Cape Fear NC Public Utility Authority	5.00	8-1-2035	500,000	501,410
Dare County NC Utility System Revenue	5.00	2-1-2029	350,000	410,680
Onslow County NC Water and Sewer Authority	5.00	12-1-2028	505,000	589,793

				1,501,883

				54,724,709

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo North Carolina Tax-Free Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Tennessee: 3.45%

Utilities Revenue: 3.45%
Tennessee Energy Acquisition Corporation Series A	5.25%	9-1-2026	$1,020,000	$1,180,201
Tennessee Energy Acquisition Corporation Series C	5.00	2-1-2021	1,000,000	1,069,000

				2,249,201

Washington: 1.74%

Miscellaneous Revenue: 1.74%
Washington Office Building Refunding Bond	5.00	7-1-2026	1,000,000	1,137,770

Wisconsin: 1.66%

Education Revenue: 1.66%
Wisconsin PFA Carolina International School Series A 144A	6.75	8-1-2033	1,000,000	1,080,830

Total Municipal Obligations (Cost $62,600,763)				64,747,385

	Yield
Short-Term Investments: 0.20%

Investment Companies: 0.20%
Wells Fargo Municipal Cash Management Money Market Fund Institutional Class (l)(u)	1.43		130,501	130,645

Total Short-Term Investments (Cost $130,645)				130,645

Total investments in securities (Cost $62,731,408)	99.40%	64,878,030
Other assets and liabilities, net	0.60	393,344

Total net assets	100.00%	$65,271,374

%%	The security is issued on a when-issued basis.

ø

Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities.

Abbreviations:

AGC	Assured Guaranty Corporation
AGM	Assured Guaranty Municipal
AMT	Alternative minimum tax
HFA	Housing Finance Authority
HUD	Department of Housing and Urban Development
PFA	Public Finance Authority
SPA	Standby purchase agreement

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo North Carolina Tax-Free Fund	Portfolio of investments—June 30, 2018

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains	Net change in unrealized gains	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Municipal Cash Management Money Market Fund Institutional Class	1,421,745	12,062,451	13,353,695	130,501	$360	$(11)	$5,162	$130,645	0.20%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—June 30, 2018	Wells Fargo North Carolina Tax-Free Fund	15

Assets
Investments in unaffiliated securities, at value (cost $62,600,763)	$64,747,385
Investments in affiliated securities, at value (cost $130,645)	130,645
Receivable for investments sold	180,000
Receivable for Fund shares sold	2,266
Receivable for interest	880,262
Prepaid expenses and other assets	64,035

Total assets	66,004,593

Liabilities
Payable for investments purchased	557,765
Dividends payable	59,155
Payable for Fund shares redeemed	44,464
Management fee payable	13,465
Administration fees payable	6,530
Distribution fee payable	2,212
Trustees’ fees and expenses payable	383
Accrued expenses and other liabilities	49,245

Total liabilities	733,219

Total net assets	$65,271,374

NET ASSETS CONSIST OF
Paid-in capital	$63,341,983
Overdistributed net investment income	(59,560)
Accumulated net realized losses on investments	(157,671)
Net unrealized gains on investments	2,146,622

Total net assets	$65,271,374

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$27,238,946
Shares outstanding – Class A1	2,710,708
Net asset value per share – Class A	$10.05
Maximum offering price per share – Class A2	$10.52
Net assets – Class C	$3,280,661
Shares outstanding – Class C1	326,507
Net asset value per share – Class C	$10.05
Net assets – Institutional Class	$34,751,767
Shares outstanding – Institutional Class[1]	3,458,487
Net asset value per share – Institutional Class	$10.05

[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo North Carolina Tax-Free Fund	Statement of operations—year ended June 30, 2018

Investment income
Interest	$2,562,948
Income from affiliated securities	5,162

Total investment income	2,568,110

Expenses
Management fee	279,362
Administration fees
Class A	46,423
Class C	6,727
Institutional Class	29,297
Shareholder servicing fees
Class A	72,535
Class C	10,511
Distribution fee
Class C	31,534
Custody and accounting fees	7,396
Professional fees	43,613
Registration fees	42,576
Shareholder report expenses	21,226
Trustees’ fees and expenses	19,709
Other fees and expenses	1,733

Total expenses	612,642
Less: Fee waivers and/or expense reimbursements	(100,992)

Net expenses	511,650

Net investment income	2,056,460

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	168,354
Affiliated securities	360

Net realized gains on investments	168,714

Net change in unrealized gains (losses) on:
Unaffiliated securities	(1,106,876)
Affiliated securities	(11)

Net change in unrealized gains (losses) on investments	(1,106,887)

Net realized and unrealized gains (losses) on investments	(938,173)

Net increase in net assets resulting from operations	$1,118,287

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo North Carolina Tax-Free Fund	17

	Year ended June 30, 2018		Year ended June 30, 2017

Operations
Net investment income		$2,056,460		$2,687,578
Net realized gains on investments		168,714		2,002,341
Net change in unrealized gains (losses) on investments		(1,106,887)		(6,243,071)

Net increase (decrease) in net assets resulting from operations		1,118,287		(1,553,152)

Distributions to shareholders from
Net investment income
Class A		(820,342)		(967,906)
Class C		(87,164)		(124,609)
Institutional Class		(1,148,953)		(1,595,050)

Total distributions to shareholders		(2,056,459)		(2,687,565)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	93,001	939,364	69,761	715,735
Class C	22,773	232,140	67,965	705,252
Institutional Class	277,422	2,801,086	984,070	10,114,177

		3,972,590		11,535,164

Reinvestment of distributions
Class A	77,623	785,225	88,837	909,721
Class C	8,078	81,751	11,459	117,338
Institutional Class	44,047	445,532	44,606	456,676

		1,312,508		1,483,735

Payment for shares redeemed
Class A	(474,571)	(4,796,525)	(624,944)	(6,397,052)
Class C	(192,691)	(1,951,128)	(168,603)	(1,715,963)
Institutional Class	(730,480)	(7,407,625)	(3,086,406)	(31,388,654)

		(14,155,278)		(39,501,669)

Net decrease in net assets resulting from capital share transactions		(8,870,180)		(26,482,770)

Total decrease in net assets		(9,808,352)		(30,723,487)

Net assets
Beginning of period		75,079,726		105,803,213

End of period		$65,271,374		$75,079,726

Overdistributed net investment income		$(59,560)		$(59,561)

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo North Carolina Tax-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.19	$10.60	$10.36	$10.33	$10.08
Net investment income	0.29	0.30	0.31	0.32	0.33
Net realized and unrealized gains (losses) on investments	(0.14)	(0.41)	0.24	0.03	0.25

Total from investment operations	0.15	(0.11)	0.55	0.35	0.58
Distributions to shareholders from
Net investment income	(0.29)	(0.30)	(0.31)	(0.32)	(0.33)
Net asset value, end of period	$10.05	$10.19	$10.60	$10.36	$10.33
Total return[1]	1.46%	(1.03)%	5.43%	3.35%	5.92%
Ratios to average net assets (annualized)
Gross expenses	1.01%	0.97%	0.96%	0.94%	0.94%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income	2.83%	2.91%	3.00%	3.01%	3.32%
Supplemental data
Portfolio turnover rate	5%	11%	7%	12%	15%
Net assets, end of period (000s omitted)	$27,239	$30,710	$36,890	$33,969	$37,067

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo North Carolina Tax-Free Fund	19

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.19	$10.60	$10.36	$10.33	$10.08
Net investment income	0.21	0.22	0.24	0.24	0.26
Net realized and unrealized gains (losses) on investments	(0.14)	(0.41)	0.24	0.03	0.25

Total from investment operations	0.07	(0.19)	0.48	0.27	0.51
Distributions to shareholders from
Net investment income	(0.21)	(0.22)	(0.24)	(0.24)	(0.26)
Net asset value, end of period	$10.05	$10.19	$10.60	$10.36	$10.33
Total return[1]	0.70%	(1.77)%	4.65%	2.58%	5.13%
Ratios to average net assets (annualized)
Gross expenses	1.75%	1.72%	1.71%	1.69%	1.69%
Net expenses	1.60%	1.60%	1.60%	1.60%	1.60%
Net investment income	2.07%	2.15%	2.25%	2.26%	2.56%
Supplemental data
Portfolio turnover rate	5%	11%	7%	12%	15%
Net assets, end of period (000s omitted)	$3,281	$4,974	$6,121	$4,431	$4,566

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo North Carolina Tax-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
INSTITUTIONAL CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.19	$10.60	$10.36	$10.33	$10.08
Net investment income	0.32	0.33	0.35	0.35	0.36
Net realized and unrealized gains (losses) on investments	(0.14)	(0.41)	0.24	0.03	0.26

Total from investment operations	0.18	(0.08)	0.59	0.38	0.62
Distributions to shareholders from
Net investment income	(0.32)	(0.33)	(0.35)	(0.35)	(0.37)
Net asset value, end of period	$10.05	$10.19	$10.60	$10.36	$10.33
Total return	1.77%	(0.72)%	5.76%	3.67%	6.25%
Ratios to average net assets (annualized)
Gross expenses	0.68%	0.64%	0.63%	0.61%	0.61%
Net expenses	0.54%	0.54%	0.54%	0.54%	0.54%
Net investment income	3.14%	3.20%	3.32%	3.32%	3.61%
Supplemental data
Portfolio turnover rate	5%	11%	7%	12%	15%
Net assets, end of period (000s omitted)	$34,752	$39,395	$62,793	$60,844	$72,479

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo North Carolina Tax-Free Fund	21

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo North Carolina Tax-Free Fund (the “Fund”) which is a non-diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

22	Wells Fargo North Carolina Tax-Free Fund	Notes to financial statements

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2018, the aggregate cost of all investments for federal income tax purposes was $62,731,408 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$2,374,553
Gross unrealized losses	(227,931)
Net unrealized gains	$2,146,622

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to expiration of capital loss carryforwards. At June 30, 2018, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net realized losses on investments
$(3,623,438)	$3,623,438

As of June 30, 2018, the Fund had capital loss carryforwards which consisted of $113,445 in short-term capital losses.

As of June 30,2018, the Fund had current year deferred post-October capital losses consisting of $44,225 in net long-term losses which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Notes to financial statements	Wells Fargo North Carolina Tax-Free Fund	23

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Municipal obligations	$0	$64,747,385	$0	$64,747,385

Short-term investments
Investment companies	130,645	0	0	130,645
Total assets	$130,645	$64,747,385	$0	$64,878,030

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At June 30, 2018, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.40% and declining to 0.28% as the average daily net assets of the Fund increase. For the year ended June 30, 2018, the management fee was equivalent to an annual rate of 0.40% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.16%
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through October 31, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.85% for Class A shares, 1.60% for Class C shares, and 0.54% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

24	Wells Fargo North Carolina Tax-Free Fund	Notes to financial statements

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2018, Funds Distributor received $1,117 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended June 30, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A and Class C of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $2,000,000 and $2,700,000 in interfund purchases and sales, respectively, during the year ended June 30, 2018.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2018 were $3,334,481 and $8,114,403, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

For the year ended June 30, 2018, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $2,056,459 and $2,687,565 of tax-exempt income for the years ended June 30, 2018 and June 30, 2017, respectively.

As of June 30, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Unrealized gains	Post-October capital losses deferred	Capital loss carryforward
$14,018	$2,146,622	$(44,225)	$(113,445)

8. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state or territories of the U.S. Therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt fund.

Notes to financial statements	Wells Fargo North Carolina Tax-Free Fund	25

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In March 2017, FASB issued Accounting Standards Update (“ASU”) No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium. The amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held a at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. Management is currently evaluating the potential impact of this new guidance to the financial statements.

26	Wells Fargo North Carolina Tax-Free Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo North Carolina Tax-Free Fund (the Fund), one of the funds constituting the Wells Fargo Funds Trust, including the portfolio of investments, as of June 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2018, by correspondence with the transfer agent, custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

August 24, 2018

Other information (unaudited)	Wells Fargo North Carolina Tax-Free Fund	27

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2018.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28	Wells Fargo North Carolina Tax-Free Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 154 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and the Glimmerglass Festival. She is also an inactive Chartered Financial Analyst.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo North Carolina Tax-Free Fund	29

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Goverance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue shield of Minnesota of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director 003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

30	Wells Fargo North Carolina Tax-Free Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Alexander Kymn[3] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 77 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 77 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

Other information (unaudited)	Wells Fargo North Carolina Tax-Free Fund	31

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo North Carolina Tax- Free Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo North Carolina Tax- Free Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

32	Wells Fargo North Carolina Tax-Free Fund	Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was higher than or in range of the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Bloomberg Barclays Municipal Bond Index, for all periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance. The Board also took note of the Fund’s outperformance relative to the Universe.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Other information (unaudited)	Wells Fargo North Carolina Tax-Free Fund	33

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Fund and the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Fund.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

34	Wells Fargo North Carolina Tax-Free Fund	Appendix A (unaudited)

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Ameriprise

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Ameriprise Financial

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

•	Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)

•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load-waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

Automatic Exchange of Class C Shares Available at Ameriprise Financial

•	Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

Appendix A (unaudited)	Wells Fargo North Carolina Tax-Free Fund	35
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•

Employees and registered representatives of Merrill Lynch or its affiliates and their family members, as defined by Merrill Lynch, which may differ from the definition of family member in the Fund’s prospectus.

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Fund’s prospectus

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley

Effective on or about July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from and be more limited than those disclosed in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Morgan Stanley

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

36	Wells Fargo North Carolina Tax-Free Fund	Appendix A (unaudited)
•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge. This waiver is subject to the Fund’s policy regarding frequent purchases and redemption of Fund shares, as discussed under “Account Information—Frequent Purchases and Redemptions of Fund Shares” in the Fund’s prospectus.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

314245 08-18 A254/AR254 06-18

Annual Report

June 30, 2018

Wells Fargo Pennsylvania Tax-Free Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Pennsylvania Tax-Free Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Globally, economies strengthened, equity markets advanced, and foreign bonds outperformed fixed-income investments in the U.S.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Pennsylvania Tax-Free Fund for the 12-month period that ended June 30, 2018. Globally, economies strengthened, equity markets advanced, and foreign bonds outperformed fixed-income investments in the U.S.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 14.37%, and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 7.28%. Emerging market stocks, as measured by the MSCI EM Index (Net),3 added 8.20%. In bond markets, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 0.40% while fixed-income investments outside the U.S. gained 2.78%, according to the Bloomberg Barclays Global Aggregate ex-USD Index.5 The Bloomberg Barclays Municipal Bond Index6 added 1.56%, and the ICE BofAML U.S. High Yield Index7 was up 2.53%.

Volatility increased during the third quarter of 2017, but favorable data curbed concerns.

During the third quarter of 2017, investor expectations advanced and fell amid shifting geopolitical tensions, particularly in Asia, and during multiple efforts to reform health care laws in the U.S. Corporate earnings and consumer confidence improved. Annualized U.S. gross domestic product growth for the quarter was 3.2%. Meanwhile, inflation continued to trail the U.S. Federal Reserve’s (Fed’s) targets.

Economic momentum increased in Europe; the European Central Bank (ECB) held its rates steady at low levels and continued its quantitative easing bond-buying program with the goal of sparking economic activity. As they had in the second quarter, emerging markets with currencies that strengthened relative to the U.S. dollar benefited. In addition, commodity price increases supported economic activity in countries that rely on natural resources for exports.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

[8]

The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Pennsylvania Tax-Free Fund	3

The fourth quarter of 2017 was characterized by continued optimism in global markets.

U.S. stocks continued to rally during the fourth quarter of 2017, boosted by synchronized expansion in the global economy and favorable company earnings. In October 2017, the Fed began to sell the bonds acquired during a series of quantitative easing programs following the 2008 financial crisis. The Bank of England suggested it could hike interest rates in November, and the pound gained against other currencies. In addition, the Fed increased rates by another 25 basis points (bps; 100 bps equal 1.00%) in December. Stocks received a boost from growing optimism about tax reform legislation.

International markets, particularly emerging markets, continued to show strength, supported by several factors that led some observers to describe conditions as a Goldilocks economic scenario: synchronized global growth, low inflation, and healthy corporate earnings, all supported abroad by a weaker U.S. dollar.

Volatility reemerged during the first quarter of 2018 as economic signals were mixed.

The first quarter of 2018 began with stock market gains in January after the U.S. announced tax reform measures intended to lower rates for individuals and corporations. Then, investor optimism was supplanted by several concerns. Trade tensions emerged, particularly between the U.S. and China, as the U.S. threatened to impose tariffs on a broad range of imported products. Increasing interest rates and inflation also caused concern. During February 2018, the U.S. stock market endured a loss of more than 10% before recovering in March and April. The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

The Fed increased the federal funds rate by 25 bps in March and the rate of inflation reached the Fed’s 2% target for the first time in a year. The unemployment rate fell to 4.1% by March 2018 and wage growth data improved. The third revision of gross domestic product growth for the first quarter by the U.S. Bureau of Economic Analysis released during June was lowered to 2.0%.

Overseas, investment market returns reversed the strong returns of 2017—the MSCI ACWI ex USA Index (Net) gained 27.19% for the 12-month period—falling 0.43% through the end of the second quarter of 2018. Although central banks, including the ECB and the Bank of Japan, maintained low interest rates and quantitative easing measures that are generally supportive of businesses and equity markets, the U.S. dollar strengthened relative to local currencies, which served to restrain returns.

Global trade tensions escalated during the second quarter of 2018.

Global trade tensions escalated as the second quarter of 2018 opened and equity markets fell in response before resuming upward momentum later in April. The CPI8 for All Urban Consumers added 0.2% in May after a similar increase in April. On a year-over-year basis, the all-items index rose 2.8% for the 12 months that ended May 31, continuing its upward trend since the beginning of the year. The index for all items less food and energy rose 2.2% for the same 12-month period.

During June 2018, the Fed increased the federal funds rate by an additional 25 bps. Market expectations increased that the Fed might announce two more rate increases in 2018. The unemployment rate fell to an 18-year low of 3.8% in May and wage growth data improved. Internationally, central banks maintained their low interest rates and monetary policies that were accommodative of business activity.

During February 2018, the U.S. stock market endured a loss of more than 10% before recovering in March and April.

4	Wells Fargo Pennsylvania Tax-Free Fund	Letter to shareholders (unaudited)

Interest rates generally increased and the bond markets tended to decline. Long-term interest rates in the U.S. trended higher—rates on the 10-year and 30-year Treasury bonds moved from 2.46% and 2.81%, respectively, at the beginning of the year on January 1, 2018, to 2.85% and 2.98%, respectively, on June 30, 2018, well off their highest levels during the first half of the year of 3.11% and 3.25%, respectively, on May 17, 2018.

Despite the positive economic and business trends globally, international stock values fell and U.S. stock gains moderated during most of the second quarter of 2018 due to escalating tensions as the U.S. imposed tariffs on foreign goods and countries outside of the U.S. imposed tariffs of their own on U.S. products in response.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to shareholders

At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo Pennsylvania Tax-Free Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax and Pennsylvania individual income tax.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Bruce R. Johns

Robert J. Miller

Average annual total returns (%) as of June 30, 20181

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EKVAX)	12-27-1990	(2.95)	2.66	3.95	1.62	3.62	4.44	0.90	0.74
Class C (EKVCX)	2-1-1993	(0.23)	2.83	3.65	0.77	2.83	3.65	1.65	1.49
Institutional Class (EKVYX)	11-24-1997	–	–	–	1.88	3.88	4.70	0.57	0.49
Bloomberg Barclays Municipal Bond Index[4]	–	–	–	–	1.56	3.53	4.43	–	–
Bloomberg Barclays Pennsylvania Municipal Bond Index[5]	–	–	–	–	1.68	3.77	4.61	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to Pennsylvania municipal securities risk and high-yield securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Pennsylvania Tax-Free Fund	7

Growth of $10,000 investment as of June 30, 2018[6]

[1]	Historical performance shown for all classes of the Fund prior to July 12, 2010, is based on the performance of the Fund’s predecessor, Evergreen Pennsylvania Municipal Bond Fund.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through October 31, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Pennsylvania Municipal Bond Index is a Pennsylvania-specific total return index. The index is composed of Pennsylvania bonds. The bonds are all investment-grade, fixed-rate, long-term maturities (greater than two years) and are selected from issues larger than $50 million dated since January 1984. Bonds are added to the index and weighted and updated monthly, with a one-month lag. You cannot invest directly in an index.

[6]

The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays Municipal Bond Index and the Bloomberg Barclays Pennsylvania Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[7]	Amounts are calculated based on the total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[8]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

8	Wells Fargo Pennsylvania Tax-Free Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎

The Fund (Class A, excluding sales charges) outperformed the Bloomberg Barclays Municipal Bond Index and underperformed the narrower Bloomberg Barclays Pennsylvania Municipal Bond Index for the 12-month period that ended June 30, 2018.

∎

The Fund’s overweight to lower-quality credits was a positive contributor. Lower-rated investment-grade (A-rated and BBB-rated) bonds as well as high-yield bonds performed well as a growing economy was positive for revenue growth and demand for income remained strong. Issue selection within these rating categories contributed to positive results, and an underweight to state general obligation (GO) bonds was also positive as this sector underperformed.

∎	The Fund’s conservative duration positioning helped dampen volatility and was a positive contributor to performance as rates rose across the curve.

∎

Yield-curve positioning detracted from performance. We were overweight intermediate maturities, which underperformed the Bloomberg Barclays Municipal Bond Index, and underweight long bonds, which outperformed the index.

Effective maturity distribution as of June 30, 2018[7]

The Fed continued to normalize monetary policy.

The U.S. Federal Reserve (Fed) announced plans to reduce its balance sheet and allow holdings to shrink to a range of $2.5 trillion to $2.9 trillion. Year-over-year U.S. gross domestic product (GDP) growth trended higher during the period, but so did consumer and producer prices—that is, inflation. At the same time, the U.S. unemployment rate declined from 4.3% to 3.8%. The Fed raised the federal funds rate three times (December 2017, March 2018, and June 2018) in a continuation of normalizing interest rates. Toward the end of the fiscal year, the Fed signaled that it may be slightly more aggressive in tightening as the unemployment rate reached a level forecasted. Inflation also reached the Fed’s 2% target as U.S. economic growth expectations were buoyed by $1.5 trillion in tax cuts and a $300 billion increase in federal spending.

Tax reform influenced investor sentiment.

Uncertainty over tax reform and its impact on issuance in the municipal market led to record bond issuance in December 2017, which contributed to calendar-year 2017 being the second highest on record. Other impacts of tax reform included the elimination of advanced refundings; the elimination of the alternative minimum tax for corporations; and a material reduction in the corporate income tax rate, which directly affects demand for tax-exempt bonds.

A flattening yield curve persisted during the period.

The U.S. yield curve continued its flattening trend. After remaining range-bound in the first half of the period, 10-year Treasury yields rose significantly as the calendar year began and briefly broke above 3% before retreating at the end of the period. The strong technicals in the municipal market are based on bondholders’ demand chasing a limited supply of municipal bonds.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Pennsylvania Tax-Free Fund	9

Credit quality as of June 30, 2018[8]

The Fund maintained a conservative duration position, which was positive as rates rose across the curve.

Credit-quality allocation was the largest driver of performance, but sector allocation and security selection were also positive contributors.

In anticipation of the Fed continuing to normalize rates, we kept the Fund’s duration short relative to its benchmarks, which was positive as it dampened volatility and minimized downside drift as rates rose across the curve. The Fund’s yield-curve positioning detracted from results as the long end, where we were underweight, outperformed the intermediate part of the curve, where we were overweight.

The Fund was overweight lower-investment-grade (A-rated and BBB-rated) bonds and had a modest allocation to high yield. This was positive as these rating categories outperformed the Bloomberg Barclays Municipal Bond Index by a wide margin.

While we favored lower-quality bonds, we became more cautious over the period. Investment-grade corporate credit spreads started to widen in early 2018, and that trend continued into the second quarter. However, municipal bond credit spreads continued to decline as demand remained robust. We believe investors currently are not being compensated sufficiently for making new investments in some of these lower-rated investment-grade areas, and we anticipate increasing the portfolio’s credit quality as higher-grade bonds represent better relative value.

Many state-specific funds have exposure to the Puerto Rico, U.S. Virgin Islands, and Guam territories’ debt that traded off significantly during 2017, then rallied toward the end of the period on strong technicals. The Fund has only a small allocation to Guam Port Authority debt, which we feel is an essential service to the island’s economy. Virgin Islands Public Financing Authority bonds that we held at the beginning of the period and sold during the recent rally were among the better-performing bonds in the Fund at the end of period. We expect that the challenges facing the territories will continue, and we believe credit selection in these areas and credit research remains important. For example, the Guam debt currently owned by the Fund does a majority of the economic commerce of the island and helps fund operations of the essential port for Guam.

Both sector allocation and security selection also contributed to performance. The Fund was overweight education bonds, like Delaware County PA Industrial Development Authority and Shippensburg University, along with local Philadelphia GOs and leasing sectors, which was a positive performance driver because these sectors outperformed. Likewise, the Fund was underweight state GOs and housing sector bonds, which underperformed.

The state of Pennsylvania offers municipal bond investing opportunities.

The Commonwealth of Pennsylvania is rated Aa3/A+/AA- by Moody’s Investors Service, Standard & Poor’s, and Fitch Ratings, respectively. With 12.8 million people, Pennsylvania is the sixth-largest state by population as of July 2015, according to the U.S. Census Bureau, as well as GDP, which was $752 billion in 2017. The commonwealth’s economy is diverse and stable in health care and higher education sectors, primarily in the cities of Philadelphia and Pittsburgh, which account for 40% of the state’s total population. We note that the state’s population, revenue, and employment growth has consistently lagged national growth averages, although the growth gap narrowed in 2017. The commonwealth closed an accumulated large structural budget deficit, mostly through the use of nonrecurring revenues, including the issuance of approximately $1.8 billion in deficit-financing debt. While the state’s unassigned general fund balance deficit grew to $3.2 billion in fiscal-year 2017, the state historically has maintained significant liquidity sources outside of the general fund that can be used during periods of cash-flow shortages. The state passed an on-time budget this year, which was partly motivated by an upcoming gubernatorial election, which we view as a positive credit factor.

Please see footnotes on page 7.

10	Wells Fargo Pennsylvania Tax-Free Fund	Performance highlights (unaudited)

Modest growth may support credit fundamentals, but issue selection is still key in state-specific funds.

Our team will continue to monitor macroeconomic trends and Pennsylvania-specific events for tactical opportunities as we expect the state economy and finances to continue to improve. We expect that interest rate increases will occur at a slower pace than past cycles. If economic growth continues, we expect the Fed to raise rates a few more times over the next year and become more data-dependent in the second half of 2019. Some municipalities may do well and others may continue to struggle. That is why we feel credit selection will remain important. In our view, the long-term drivers of valuations will be supply and demand trends, absolute yield levels, the shape of the yield curve, and individual credit fundamentals. As a result, we anticipate increasing the Fund’s duration at opportune times when the market adjusts to rate increases but still being short duration to a lesser degree compared with the Bloomberg Barclays Pennsylvania Municipal Bond Index. We will maintain an overweight to medium- and lower-quality bonds in the intermediate-maturities sector based on a relative-value approach as these securities offer the best risk-adjusted returns on the curve. As the economy improves, we expect medium- to lower-quality bonds in the revenue sector to outperform as credit quality for lower-rated investment-grade bonds improves.

Please see footnotes on page 7.

Fund expenses (unaudited)	Wells Fargo Pennsylvania Tax-Free Fund	11

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2018 to June 30, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2018	Ending account value 6-30-2018	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$999.42	$3.67	0.74%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.12	$3.71	0.74%
Class C
Actual	$1,000.00	$994.82	$7.37	1.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.41	$7.45	1.49%
Institutional Class
Actual	$1,000.00	$1,000.66	$2.43	0.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.36	$2.46	0.49%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

12	Wells Fargo Pennsylvania Tax-Free Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 99.11%

Florida: 0.70%

Industrial Development Revenue: 0.70%
Jacksonville FL Economic Development AMT Metropolitan Parking Solutions Project (ACA Insured)	5.50%	10-1-2030	$1,000,000	$1,001,630

Guam: 0.42%

Air Freight & Logistics: 0.42%
Guam Port Authority AMT Series B %%	5.00	7-1-2032	550,000	605,314

Pennsylvania: 97.99%

Airport Revenue: 1.17%
Philadelphia PA Airport Refunding Bond AMT Series A	5.00	6-15-2030	1,500,000	1,672,965

Education Revenue: 32.66%
Allegheny County PA Higher Education Building Authority Refunding Bond Duquesne University of The Holy Spirit Series A	5.00	3-1-2029	1,135,000	1,276,194
Chester County PA IDA Avon Grove Charter School Project Refunding Bond Series A	5.00	12-15-2047	1,160,000	1,207,850
Chester County PA IDA Collegium Charter School Project Refunding Bond Series A	5.00	10-15-2022	1,695,000	1,787,632
Chester County PA IDA Collegium Charter School Project Series A	5.13	10-15-2037	1,000,000	1,028,180
Chester County PA IDA Renaissance Academy Charter School Project	3.75	10-1-2024	805,000	818,870
Delaware County PA IDA Chester Community Charter School Series A	5.00	8-15-2020	1,795,000	1,761,434
General Authority of South Central Pennsylvania Association of Independent Colleges & Universities	6.00	11-1-2031	2,500,000	2,779,350
Lycoming County PA Authority Pennsylvania College of Technology	5.50	7-1-2026	3,000,000	3,289,020
Montgomery County PA Higher Education & Health Authority Refunding Bond Arcadia University	5.00	4-1-2030	1,500,000	1,636,875
North Eastern PA Hospital & Education Authority Refunding Bond Wilkes University Project Series B	5.25	3-1-2037	1,000,000	1,092,070
Pennsylvania HEFAR Shippensburg University Project	5.00	10-1-2020	1,165,000	1,199,298
Pennsylvania HEFAR Shippensburg University Project	6.00	10-1-2031	3,000,000	3,273,180
Pennsylvania HEFAR Temple University First Series	5.00	4-1-2032	1,000,000	1,082,460
Pennsylvania Public School Building Authority Northampton County Area Community College Project	5.50	3-1-2031	5,000,000	5,410,550
Pennsylvania Public School Building Authority Northampton County Area Community College Project Series A (Build America Mutual Assurance Company Insured)	5.00	6-15-2027	1,610,000	1,757,299
Pennsylvania State University Refunding Bond Series B	5.00	9-1-2034	2,175,000	2,514,996
Philadelphia PA Authority for Industrial Louisiana Salle University	5.00	5-1-2036	1,355,000	1,484,972
Philadelphia PA IDA 1st Philadelphia Preparatory Charter School Project Series A	7.00	6-15-2033	1,000,000	1,125,320
Philadelphia PA IDA Charter School Project Series A	5.30	9-15-2027	5,150,000	5,153,554
Philadelphia PA IDA Global Leadership Academy Project	5.13	11-15-2020	770,000	789,335
Philadelphia PA IDA Global Leadership Academy Project	5.75	11-15-2030	1,000,000	1,023,650
Philadelphia PA IDA Master Charter School Aid	5.00	8-1-2020	445,000	458,942
Philadelphia PA IDA Tacony Academy Charter School Project	6.88	6-15-2033	1,000,000	1,096,420
Philadelphia PA IDA Temple University 1st Series 2016	5.00	4-1-2029	1,000,000	1,139,590
Philadelphia PA IDA West Philadelphia Achievement Charter Elementary School Project	7.50	5-1-2031	1,285,000	1,362,704
Wilkes-Barre PA Finance Authority University of Scranton	5.00	11-1-2020	1,005,000	1,069,431

				46,619,176

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Pennsylvania Tax-Free Fund	13

Security name	Interest rate	Maturity date	Principal	Value

GO Revenue: 16.06%
Allegheny County PA Series C-65	5.50%	5-1-2024	$4,675,000	$5,140,163
Blair County PA (Build America Mutual Assurance Company Insured)	5.00	10-1-2026	955,000	1,088,060
Central Dauphin PA School District	5.00	2-1-2037	2,075,000	2,330,225
Pennsylvania Certificate of Participation Series A	5.00	7-1-2038	1,000,000	1,110,800
Philadelphia PA Refunding Bond Series A	5.25	7-15-2033	1,500,000	1,667,640
Philadelphia PA School District Refunding Bond Series A (AGM/FGIC Insured)	5.00	6-1-2024	1,420,000	1,563,619
Philadelphia PA School District Refunding Bond Series C	5.00	9-1-2021	1,395,000	1,510,492
Philadelphia PA School District Series B	5.00	9-1-2043	1,235,000	1,375,432
Philadelphia PA Series A	5.00	8-1-2036	1,250,000	1,400,900
Pittsburgh PA (Build America Mutual Assurance Company Insured)	5.00	9-1-2030	500,000	562,435
Pittsburgh PA Moon Area School District Series A	5.00	11-15-2029	1,445,000	1,630,957
Reading PA School District Series A (AGM Insured)	5.00	2-1-2033	1,500,000	1,669,320
Scranton PA Refunding Notes	5.00	11-15-2026	720,000	766,577
West Mifflin PA Area School District (AGM Insured)	5.00	4-1-2028	1,000,000	1,111,860

				22,928,480

Health Revenue: 12.32%
Allegheny County PA Hospital Development Authority Health Center Series B (National Insured)	6.00	7-1-2027	1,800,000	2,255,184
Berks County PA IDA Tower Health Project	5.00	11-1-2037	1,295,000	1,445,116
Cumberland County PA Municipal Authority Diakon Lutheran Ministries Project	5.00	1-1-2028	2,090,000	2,310,328
Dauphin County PA Authority Pinnacle Health System Project Series A	5.00	6-1-2035	1,000,000	1,124,160
East Hempfield Township PA IDA Refunding Bond Willow Valley Communities Project	5.00	12-1-2028	450,000	504,945
East Hempfield Township PA IDA Refunding Bond Willow Valley Communities Project	5.00	12-1-2029	375,000	418,163
Monroe County PA Hospital Authority Pocono Medical Center Series A	5.00	1-1-2027	840,000	925,243
Monroe County PA Hospital Authority Pocono Medical Center Series A	5.00	1-1-2032	880,000	969,302
Montgomery County PA Higher Education & Health Authority Abington Memorial Hospital Project	5.00	6-1-2031	2,000,000	2,221,415
Montgomery County PA IDA Jefferson Health System Series A	5.00	10-1-2027	1,000,000	1,084,320
Montgomery County PA IDA New Regional Medical Center Project (FHA Insured)	5.00	8-1-2020	980,000	1,045,944
Northampton County PA St. Luke’s Hospital of Bethlehem Series A	5.00	8-15-2033	1,480,000	1,593,901
Pennsylvania Higher Educational University Pennsylvania Health System Series A	5.00	8-15-2047	1,500,000	1,695,525

				17,593,546

Housing Revenue: 1.12%
Chester County PA IDA University Student Housing LLC Project Series A	5.00	8-1-2030	555,000	598,762
Pennsylvania Housing Finance Agency SFMR Series 112	5.00	4-1-2028	970,000	1,004,881

				1,603,643

Miscellaneous Revenue: 18.15%
Delaware County PA Authority Neumann University Refunding Bond	5.00	10-1-2031	1,500,000	1,623,840
Delaware County PA Vocational & Technical School Authority (Build America Mutual Assurance Company Insured)	5.25	11-1-2033	1,000,000	1,111,540
Delaware Valley PA Regional Finance Authority Local Government Series A (Ambac Insured)	5.50	8-1-2028	4,390,000	5,237,094
Pennsylvania Financing Authority Pennsylvania Hills Project CAB Series B (National Insured) ¤	0.00	12-1-2022	1,200,000	1,054,128
Pennsylvania Financing Authority Pennsylvania Hills Project CAB Series B (National Insured) ¤	0.00	12-1-2023	3,790,000	3,213,958

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Pennsylvania Tax-Free Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Miscellaneous Revenue (continued)
Pennsylvania Infrastructure Investment Authority Series A	5.00%	5-15-2031	$650,000	$749,710
Pennsylvania Public School Building Authority Chester Upland School District Project Series B	5.25	9-15-2030	540,000	610,130
Pennsylvania Public School Building Authority Chester Upland School District Project Series C (AGM Insured)	5.00	9-15-2026	875,000	938,490
Pennsylvania Public School Building Authority Series B-2 (Build America Mutual Assurance Company Insured)	5.00	12-1-2027	1,010,000	1,131,372
Pennsylvania Turnpike Commission Series A (AGM Insured)	5.25	7-15-2021	2,000,000	2,192,220
Philadelphia PA Authority for Industrial Development City Agreement Green Bond Museum Art Energy Saving Program Series A	5.00	2-15-2038	785,000	876,343
Philadelphia PA IDA Refunding Bond Cultural & Commercial Corridors Program Series A	5.00	12-1-2028	2,500,000	2,819,350
Southeastern Pennsylvania Transportation Authority	5.00	6-1-2028	4,000,000	4,351,880

				25,910,055

Tax Revenue: 4.52%
Allegheny County PA Port Authority Refunding Bond	5.75	3-1-2029	3,000,000	3,285,960
Pittsburgh & Allegheny Counties PA Sports & Exhibition Authority (AGM Insured)	5.00	2-1-2031	3,000,000	3,170,280

				6,456,240

Transportation Revenue: 5.25%
Delaware River PA Joint Toll Bridge Commission	5.00	7-1-2042	580,000	658,613
Pennsylvania Turnpike Commission Series A-1	5.00	12-1-2047	1,000,000	1,121,920
Pennsylvania Turnpike Commission Series A-2	5.00	12-1-2048	2,000,000	2,263,540
Pennsylvania Turnpike Commission Subordinate Bond Series A	5.50	12-1-2042	3,000,000	3,447,960

				7,492,033

Water & Sewer Revenue: 6.74%
Capital Region Pennsylvania Refunding Bond Water and Sewer System	5.00	7-15-2037	1,000,000	1,130,180
Lehigh County PA General Purpose Authority CAB Allentown Project ¤	0.00	12-1-2030	2,000,000	1,238,340
McKeesport PA Municipal Authority (AGM Insured)	5.50	12-15-2027	2,405,000	2,691,051
Pennsylvania Commonwealth Financing Authority Series B	5.00	6-1-2026	1,000,000	1,088,290
Philadelphia PA Water & Wastewater Refunding Bond	5.00	10-1-2030	3,000,000	3,468,420

				9,616,281

Total Municipal Obligations (Cost $135,874,670)				141,499,363

	Yield		Shares
Short-Term Investments: 0.43%

Investment Companies: 0.43%
Wells Fargo Municipal Cash Management Money Market Fund Institutional Class (l)(u)##	1.43		610,062	610,733

Total Short-Term Investments (Cost $610,733)				610,733

Total investments in securities (Cost $136,485,403)	99.54%	142,110,096
Other assets and liabilities, net	0.46	657,318

Total net assets	100.00%	$142,767,414

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Pennsylvania Tax-Free Fund	15

%%	The security is issued on a when-issued basis.

¤	The security is issued in zero coupon form with no periodic interest payments.

##	All or a portion of this security is segregated for when-issued securities.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ACA	ACA Financial Guaranty Corporation

AGM	Assured Guaranty Municipal

Ambac	Ambac Financial Group Incorporated

AMT	Alternative minimum tax

CAB	Capital appreciation bond

FGIC	Financial Guaranty Insurance Corporation

FHA	Federal Housing Administration

GO	General obligation

HEFAR	Higher education facilities authority revenue

IDA	Industrial Development Authority

National	National Public Finance Guarantee Corporation

SFMR	Single-family mortgage revenue

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of priod	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Municipal Cash Management Fund Institutional Class	1,179,939	27,881,764	28,451,641	610,062	$519	$0	$9,690	$610,733	0.43%

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Pennsylvania Tax-Free Fund	Statement of assets and liabilities—June 30, 2018

Assets
Investments in unaffiliated securities, at value (cost $135,874,670)	$141,499,363
Investments in affiliated securities, at value (cost $610,733)	610,733
Receivable for Fund shares sold	51,363
Receivable for interest	1,660,516
Prepaid expenses and other assets	58,456

Total assets	143,880,431

Liabilities
Payable for investments purchased	604,830
Payable for Fund shares redeemed	213,695
Dividends payable	184,277
Management fee payable	33,435
Administration fees payable	13,472
Distribution fee payable	8,651
Trustees’ fees and expenses payable	484
Accrued expenses and other liabilities	54,173

Total liabilities	1,113,017

Total net assets	$142,767,414

NET ASSETS CONSIST OF
Paid-in capital	$138,735,696
Overdistributed net investment income	(200,538)
Accumulated net realized losses on investments	(1,392,437)
Net unrealized gains on investments	5,624,693

Total net assets	$142,767,414

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$40,664,249
Shares outstanding – Class A1	3,543,476
Net asset value per share – Class A	$11.48
Maximum offering price per share – Class A2	$12.02
Net assets – Class C	$13,439,671
Shares outstanding – Class C1	1,173,306
Net asset value per share – Class C	$11.45
Net assets – Institutional Class	$88,663,494
Shares outstanding – Institutional Class[1]	7,726,131
Net asset value per share – Institutional Class	$11.48

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended June 30, 2018	Wells Fargo Pennsylvania Tax-Free Fund	17

Investment income
Interest	$6,192,047
Income from affiliated securities	9,690

Total investment income	6,201,737

Expenses
Management fee	622,182
Administration fees
Class A	69,649
Class C	24,042
Institutional Class	77,591
Shareholder servicing fees
Class A	108,827
Class C	37,565
Distribution fee
Class C	112,695
Custody and accounting fees	10,145
Professional fees	46,725
Registration fees	55,482
Shareholder report expenses	11,218
Trustees’ fees and expenses	20,888
Other fees and expenses	6,720

Total expenses	1,203,729
Less: Fee waivers and/or expense reimbursements	(182,467)

Net expenses	1,021,262

Net investment income	5,180,475

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(508,592)
Affiliated securities	519

Net realized losses on investments	(508,073)
Net change in unrealized gains (losses) on investments	(2,064,312)

Net realized and unrealized gains (losses) on investments	(2,572,385)

Net increase in net assets resulting from operations	$2,608,090

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Pennsylvania Tax-Free Fund	Statement of changes in net assets

	Year ended June 30, 2018		Year ended June 30, 2017

Operations
Net investment income		$5,180,475		$5,879,563
Net realized losses on investments		(508,073)		(829,938)
Net change in unrealized gains (losses) on investments		(2,064,312)		(7,877,765)

Net increase (decrease) in net assets resulting from operations		2,608,090		(2,828,140)

Distributions to shareholders from
Net investment income
Class A		(1,414,368)		(1,548,909)
Class B		N/A		(3,509)[1]
Class C		(375,013)		(418,645)
Institutional Class		(3,391,139)		(3,908,483)

Total distributions to shareholders		(5,180,520)		(5,879,546)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	118,953	1,379,864	413,003	4,904,051
Class C	82,087	955,484	181,305	2,147,972
Institutional Class	744,498	8,653,257	1,712,900	20,106,404

		10,988,605		27,158,427

Reinvestment of distributions
Class A	114,924	1,331,480	124,132	1,452,554
Class B	N/A	N/A	289 [1]	3,452 [1]
Class C	30,457	352,246	32,929	384,468
Institutional Class	97,749	1,132,476	86,651	1,012,840

		2,816,202		2,853,314

Payment for shares redeemed
Class A	(579,470)	(6,706,633)	(1,210,520)	(14,014,687)
Class B	N/A	N/A	(44,832)[1]	(531,995)[1]
Class C	(340,707)	(3,941,718)	(422,427)	(4,908,061)
Institutional Class	(1,914,913)	(22,193,663)	(3,950,507)	(45,699,646)

		(32,842,014)		(65,154,389)

Net decrease in net assets resulting from capital share transactions		(19,037,207)		(35,142,648)

Total decrease in net assets		(21,609,637)		(43,850,334)

Net assets
Beginning of period		164,377,051		208,227,385

End of period		$142,767,414		$164,377,051

Overdistributed net investment income		$(200,538)		$(240,843)

[1]	For the period from July 1, 2016 to December 5, 2016. Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Pennsylvania Tax-Free Fund	19

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2018	2017	2016	2015	2014
Net asset value, beginning of period	$11.67	$12.13	$11.75	$11.65	$11.36
Net investment income	0.38	0.36	0.38	0.42	0.43
Net realized and unrealized gains (losses) on investments	(0.19)	(0.46)	0.38	0.09	0.29

Total from investment operations	0.19	(0.10)	0.76	0.51	0.72
Distributions to shareholders from
Net investment income	(0.38)	(0.36)	(0.38)	(0.41)	(0.43)
Net asset value, end of period	$11.48	$11.67	$12.13	$11.75	$11.65
Total return[1]	1.62%	(0.83)%	6.62%	4.44%	6.45%
Ratios to average net assets (annualized)
Gross expenses	0.91%	0.90%	0.90%	0.90%	0.91%
Net expenses	0.74%	0.74%	0.74%	0.74%	0.74%
Net investment income	3.25%	3.02%	3.23%	3.54%	3.75%
Supplemental data
Portfolio turnover rate	10%	20%	13%	15%	15%
Net assets, end of period (000s omitted)	$40,664	$45,381	$55,352	$47,323	$44,500

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Pennsylvania Tax-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2018	2017	2016	2015	2014
Net asset value, beginning of period	$11.65	$12.11	$11.73	$11.63	$11.34
Net investment income	0.29 [1]	0.27 [1]	0.29 [1]	0.33	0.34
Net realized and unrealized gains (losses) on investments	(0.20)	(0.46)	0.38	0.09	0.29

Total from investment operations	0.09	(0.19)	0.67	0.42	0.63
Distributions to shareholders from
Net investment income	(0.29)	(0.27)	(0.29)	(0.32)	(0.34)
Net asset value, end of period	$11.45	$11.65	$12.11	$11.73	$11.63
Total return[2]	0.77%	(1.58)%	5.83%	3.66%	5.67%
Ratios to average net assets (annualized)
Gross expenses	1.66%	1.65%	1.65%	1.65%	1.66%
Net expenses	1.49%	1.49%	1.49%	1.49%	1.49%
Net investment income	2.50%	2.27%	2.46%	2.78%	3.00%
Supplemental data
Portfolio turnover rate	10%	20%	13%	15%	15%
Net assets, end of period (000s omitted)	$13,440	$16,323	$19,493	$13,062	$11,192

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Pennsylvania Tax-Free Fund	21

(For a share outstanding throughout each period)

	Year ended June 30
INSTITUTIONAL CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$11.67	$12.13	$11.75	$11.65	$11.36
Net investment income	0.40	0.39 [1]	0.41 [1]	0.44	0.45
Net realized and unrealized gains (losses) on investments	(0.18)	(0.46)	0.38	0.10	0.29

Total from investment operations	0.22	(0.07)	0.79	0.54	0.74
Distributions to shareholders from
Net investment income	(0.41)	(0.39)	(0.41)	(0.44)	(0.45)
Net asset value, end of period	$11.48	$11.67	$12.13	$11.75	$11.65
Total return	1.88%	(0.58)%	6.88%	4.70%	6.72%
Ratios to average net assets (annualized)
Gross expenses	0.58%	0.57%	0.57%	0.57%	0.58%
Net expenses	0.49%	0.49%	0.49%	0.49%	0.49%
Net investment income	3.50%	3.27%	3.47%	3.78%	4.00%
Supplemental data
Portfolio turnover rate	10%	20%	13%	15%	15%
Net assets, end of period (000s omitted)	$88,663	$102,672	$132,844	$106,769	$119,276

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Pennsylvania Tax-Free Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Pennsylvania Tax-Free Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through December 5, 2016.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Notes to financial statements	Wells Fargo Pennsylvania Tax-Free Fund	23

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2018, the aggregate cost of all investments for federal income tax purposes was $136,539,828 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$5,845,902
Gross unrealized losses	(275,634)
Net unrealized gains	$5,570,268

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to distributions in excess of current earnings. At June 30, 2018, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Overdistributed net investment income
$(40,350)	$40,350

As of June 30, 2018, the Fund had capital loss carryforwards which consist of $829,419 in short-term capital losses and $491,395 in long-term capital losses.

As of June 30, 2018, the Fund had current year deferred post-October capital losses consisting of $17,197 in short-term losses which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy

24	Wells Fargo Pennsylvania Tax-Free Fund	Notes to financial statements

gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Municipal obligations	$0	$141,499,363	$0	$141,499,363

Short-term investments
Investment companies	610,733	0	0	610,733
Total assets	$610,733	$141,499,363	$0	$142,110,096

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At June 30, 2018, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.40% and declining to 0.28% as the average daily net assets of the Fund increase. For the year ended June 30, 2018, the management fee was equivalent to an annual rate of 0.40% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.16%
Institutional Class	0.08

Notes to financial statements	Wells Fargo Pennsylvania Tax-Free Fund	25

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through October 31, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.74% for Class A shares, 1.49% for Class C shares, and 0.49% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2018, Funds Distributor received $3,747 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended June 30, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A and Class C of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell investment securities to other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $3,450,000 in interfund sales during the year ended June 30, 2018.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2018 were $15,235,603 and $32,047,122, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

For the year ended June 30, 2018, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $5,180,520 and $5,879,546 of tax-exempt income for the years ended June 30, 2018 and June 30, 2017, respectively.

As of June 30, 2018, the components of distributable earnings on a tax basis were as follows:

Unrealized gains	Post-October capital losses deferred	Capital loss carryforward
$5,570,268	$(17,197)	$(1,320,814)

26	Wells Fargo Pennsylvania Tax-Free Fund	Notes to financial statements

8. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state or territories of the U.S. Therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt fund.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In March 2017, FASB issued Accounting Standards Update (“ASU”) No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium. The amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held a at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. Management is currently evaluating the potential impact of this new guidance to the financial statements.

Report of independent registered public accounting firm	Wells Fargo Pennsylvania Tax-Free Fund	27

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Pennsylvania Tax-Free Fund (the Fund), one of the funds constituting the Wells Fargo Funds Trust, including the portfolio of investments, as of June 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2018, by correspondence with the transfer agent, custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

August 24, 2018

28	Wells Fargo Pennsylvania Tax-Free Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2018.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Pennsylvania Tax-Free Fund	29

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 154 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and the Glimmerglass Festival. She is also an inactive Chartered Financial Analyst.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

30	Wells Fargo Pennsylvania Tax-Free Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Goverance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue shield of Minnesota of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director 003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo Pennsylvania Tax-Free Fund	31

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Alexander Kymn[3] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 77 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 77 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

32	Wells Fargo Pennsylvania Tax-Free Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Pennsylvania Tax-Free Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Pennsylvania Tax-Free Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Other information (unaudited)	Wells Fargo Pennsylvania Tax-Free Fund	33

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was higher than or in range of its benchmark index, the Bloomberg Barclays Municipal Bond Index, for the five- and ten-year periods under review, but lower than its benchmark for the one- and three-year periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or equal to the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Fund and the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the WFAM and Wells Fargo profitability analysis.

34	Wells Fargo Pennsylvania Tax-Free Fund	Other information (unaudited)

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Fund.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Appendix A (unaudited)	Wells Fargo Pennsylvania Tax-Free Fund	35

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Ameriprise

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Ameriprise Financial

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

•	Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)

•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load-waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

Automatic Exchange of Class C Shares Available at Ameriprise Financial

•	Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

36	Wells Fargo Pennsylvania Tax-Free Fund	Appendix A (unaudited)
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•

Employees and registered representatives of Merrill Lynch or its affiliates and their family members, as defined by Merrill Lynch, which may differ from the definition of family member in the Fund’s prospectus.

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Fund’s prospectus

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley

Effective on or about July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from and be more limited than those disclosed in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Morgan Stanley

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

Appendix A (unaudited)	Wells Fargo Pennsylvania Tax-Free Fund	37
•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge. This waiver is subject to the Fund’s policy regarding frequent purchases and redemption of Fund shares, as discussed under “Account Information—Frequent Purchases and Redemptions of Fund Shares” in the Fund’s prospectus.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

314246 08-18 A255/AR255 06-18

Annual Report

June 30, 2018

Wells Fargo Short-Term Municipal Bond Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Short-Term Municipal Bond Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Globally, economies strengthened, equity markets advanced, and foreign bonds outperformed fixed-income investments in the U.S.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Short-Term Municipal Bond Fund for the 12-month period that ended June 30, 2018. Globally, economies strengthened, equity markets advanced, and foreign bonds outperformed fixed-income investments in the U.S.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 14.37%, and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 7.28%. Emerging market stocks, as measured by the MSCI EM Index (Net),3 added 8.20%. In bond markets, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 0.40% while fixed-income investments outside the U.S. gained 2.78%, according to the Bloomberg Barclays Global Aggregate ex-USD Index.5 The Bloomberg Barclays Municipal Bond Index6 added 1.56%, and the ICE BofAML U.S. High Yield Index7 was up 2.53%.

Volatility increased during the third quarter of 2017, but favorable data curbed concerns.

During the third quarter of 2017, investor expectations advanced and fell amid shifting geopolitical tensions, particularly in Asia, and during multiple efforts to reform health care laws in the U.S. Corporate earnings and consumer confidence improved. Annualized U.S. gross domestic product growth for the quarter was 3.2%. Meanwhile, inflation continued to trail the U.S. Federal Reserve’s (Fed’s) targets.

Economic momentum increased in Europe; the European Central Bank (ECB) held its rates steady at low levels and continued its quantitative easing bond-buying program with the goal of sparking economic activity. As they had in the second quarter, emerging markets with currencies that strengthened relative to the U.S. dollar benefited. In addition, commodity price increases supported economic activity in countries that rely on natural resources for exports.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

[8]

The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Short-Term Municipal Bond Fund	3

The fourth quarter of 2017 was characterized by continued optimism in global markets.

U.S. stocks continued to rally during the fourth quarter of 2017, boosted by synchronized expansion in the global economy and favorable company earnings. In October 2017, the Fed began to sell the bonds acquired during a series of quantitative easing programs following the 2008 financial crisis. The Bank of England suggested it could hike interest rates in November, and the pound gained against other currencies. In addition, the Fed increased rates by another 25 basis points (bps; 100 bps equal 1.00%) in December. Stocks received a boost from growing optimism about tax reform legislation.

International markets, particularly emerging markets, continued to show strength, supported by several factors that led some observers to describe conditions as a Goldilocks economic scenario: synchronized global growth, low inflation, and healthy corporate earnings, all supported abroad by a weaker U.S. dollar.

Volatility reemerged during the first quarter of 2018 as economic signals were mixed.

The first quarter of 2018 began with stock market gains in January after the U.S. announced tax reform measures intended to lower rates for individuals and corporations. Then, investor optimism was supplanted by several concerns. Trade tensions emerged, particularly between the U.S. and China, as the U.S. threatened to impose tariffs on a broad range of imported products. Increasing interest rates and inflation also caused concern. During February 2018, the U.S. stock market endured a loss of more than 10% before recovering in March and April. The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

The Fed increased the federal funds rate by 25 bps in March and the rate of inflation reached the Fed’s 2% target for the first time in a year. The unemployment rate fell to 4.1% by March 2018 and wage growth data improved. The third revision of gross domestic product growth for the first quarter by the U.S. Bureau of Economic Analysis released during June was lowered to 2.0%.

Overseas, investment market returns reversed the strong returns of 2017—the MSCI ACWI ex USA Index (Net) gained 27.19% for the 12-month period—falling 0.43% through the end of the second quarter of 2018. Although central banks, including the ECB and the Bank of Japan, maintained low interest rates and quantitative easing measures that are generally supportive of businesses and equity markets, the U.S. dollar strengthened relative to local currencies, which served to restrain returns.

Global trade tensions escalated during the second quarter of 2018.

Global trade tensions escalated as the second quarter of 2018 opened and equity markets fell in response before resuming upward momentum later in April. The CPI8 for All Urban Consumers added 0.2% in May after a similar increase in April. On a year-over-year basis, the all-items index rose 2.8% for the 12 months that ended May 31, continuing its upward trend since the beginning of the year. The index for all items less food and energy rose 2.2% for the same 12-month period.

During June 2018, the Fed increased the federal funds rate by an additional 25 bps. Market expectations increased that the Fed might announce two more rate increases in 2018. The unemployment rate fell to an 18-year low of 3.8% in May and wage growth data improved. Internationally, central banks maintained their low interest rates and monetary policies that were accommodative of business activity.

Interest rates generally increased and the bond markets tended to decline. Long-term interest rates in the U.S. trended higher—rates on the 10-year and 30-year Treasury bonds moved from 2.46% and 2.81%, respectively, at the beginning of

During February 2018, the U.S. stock market endured a loss of more than 10% before recovering in March and April.

4	Wells Fargo Short-Term Municipal Bond Fund	Letter to shareholders (unaudited)

the year on January 1, 2018, to 2.85% and 2.98%, respectively, on June 30, 2018, well off their highest levels during the first half of the year of 3.11% and 3.25%, respectively, on May 17, 2018.

Despite the positive economic and business trends globally, international stock values fell and U.S. stock gains moderated during most of the second quarter of 2018 due to escalating tensions as the U.S. imposed tariffs on foreign goods and countries outside of the U.S. imposed tariffs of their own on U.S. products in response.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to Shareholders

∎

At a meeting held on May 22-23, 2018, the Board of Trustees of the Fund approved changes to the Fund’s Class A sales charge schedule, effective August 1, 2018. In connection with this change, the net asset value (NAV) breakpoint was lowered from $500,000 to $250,000 and NAV purchases of $250,000 or more redeemed within 12 months of purchase are assessed a contingent deferred sales charge (CDSC) of 0.40%. There is no change for purchase amounts below this breakpoint. Beginning August 1, 2018, any purchases made by a shareholder with an active Letter of Intent (LOI) are subject to the terms of the new load schedule.

∎	At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo Short-Term Municipal Bond Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax consistent with capital preservation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Wendy Casetta

Lyle J. Fitterer, CFA®, CPA

Average annual total returns (%) as of June 30, 20181

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WSMAX)	7-18-2008	(0.87)	0.51	1.89	1.15	0.92	2.09	0.76	0.63
Class C (WSSCX)	1-31-2003	(0.60)	0.17	1.33	0.40	0.17	1.33	1.51	1.38
Administrator Class (WSTMX)	7-30-2010	–	–	–	1.18	0.92	2.09	0.70	0.60
Institutional Class (WSBIX)	3-31-2008	–	–	–	1.39	1.14	2.30	0.43	0.40
Bloomberg Barclays 1-3 Year Composite Municipal Bond Index[4]	–	–	–	–	0.73	1.00	1.81	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to high-yield securities risk and municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Short-Term Municipal Bond Fund	7

Growth of $10,000 investment as of June 30, 2018[5]

[1]

Historical performance shown for Class A shares prior to their inception reflects the performance of the former Investor Class shares, and includes the higher expenses applicable to the former Investor Class shares (except during those periods in which expenses of Class A shares would have been higher than those of the former Investor Class shares, no such adjustment is reflected). If these expenses had not been included, returns would be higher for Class A shares. Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Administrator Class shares.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through October 31, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

The Bloomberg Barclays 1-3 Year Composite Municipal Bond Index is a blended index weighted 50% in the Bloomberg Barclays 1-Year Municipal Bond Index and 50% in the Barclays 3-Year Municipal Bond Index. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays 1-3 Year Composite Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

[6]	Amounts are calculated based on the total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[7]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

[8]

The SIFMA Municipal Swap Index is a seven-day high-grade market index composed of tax-exempt variable-rate demand obligations with certain characteristics. The index is calculated and published by Bloomberg. The index is overseen by SIFMA’s Municipal Swap Index Committee. You cannot invest directly in an index.

8	Wells Fargo Short-Term Municipal Bond Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund (Class A, excluding sales charges) outperformed its benchmark, the Bloomberg Barclays 1–3 Year Composite Municipal Bond Index, for the 12-month period that ended June 30, 2018.

∎	Exposure to Illinois- and New Jersey-related debt added to performance as investors searched for higher yields. Lower-rated securities continued to perform well as the economy remains strong.

∎

The Fund’s short duration throughout the year contributed to performance, although yield-curve positioning was a slight detractor from performance. We positioned the Fund along the front end of the yield curve and maintained a large liquidity position. We will deploy the cash as opportunities present themselves.

Effective maturity distribution as of June 30, 2018[6]

Tax reform fuels uncertainty and supply to end the year.

During the reporting period, increased volatility, devastating hurricanes, uncertainly surrounding tax reform, and record-high supply characterized the municipal bond market. Supply hit a historical high in December 2017. Municipal bond yields increased across the board, but the largest increases occurred in the short end of the curve (seven years and shorter). However, some significant changes to the municipal market were unveiled in December 2017 as the Tax Cuts and Jobs Act was signed into law by President Trump. One of the significant changes passed as part of the tax reform is that municipalities are no longer able to issue bonds to advance-refund outstanding tax-exempt debt. As a result, the amount of debt in the marketplace is expected to decline as refunding deals have historically comprised 15% to 18%, on average, of annual issuance. Also, the reduction of the federal corporate tax rate to 21% has affected demand for municipal securities as banks and corporations no longer find the after-tax equivalent yields attractive. Somewhat offsetting the reduced demand from banks and insurance companies is the new cap on deductions for state and local taxes and mortgage-interest payments. As a result, interest from tax-exempt municipal bonds is one of the only remaining places individual investors can avoid taxes.

Credit quality as of June 30, 2018[7]

Lower credit quality continued to drive returns.

The Fund’s overweight to A-rated and BBB-rated debt contributed to performance as lower-rated bonds outperformed higher-quality bonds during the period. In addition, the Fund’s overweight to A-rated and BBB-rated bonds with relatively short maturities allowed a competitive yield without significant duration risk. In December 2017, the short-term market was forced to battle with record municipal supply ($62 billion compared with $20.8 billion during the same time a year prior), a looming Federal Open Market Committee interest rate hike, and uncertainty caused by tax reform. Investors took advantage of the increase in supply and attractive spreads and redeemed cash alternatives in order to fund purchases of new issues. As a result, yields on overnight and weekly variable-rate demand notes and floating-rate notes rose as the rate on the SIFMA Municipal Swap Index8 spiked. Our overweight to those instruments contributed to performance. The Fund’s holdings within the local general obligation, hospital, transportation, and water and sewer sectors also performed well.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Short-Term Municipal Bond Fund	9

Yield-curve positioning was the largest detractor from performance over the period. The Fund will invest only in securities with a maturity of seven years or shorter, which was the worst-performing part of the curve as short to intermediate rates rose the most over the period.

Our outlook is for continued higher rates.

Overall, technicals remain strong in the municipal bond market. We expect municipal bond valuations in the medium term to be bolstered by high state income tax rates, record levels of municipal debt maturities and calls, and limited availability of gross municipal bond supply. However, this strong backdrop for the municipal sector could be overshadowed by a rapid, unexpected rise in interest rates and negative fund flows. As it continues to normalize monetary policy, we expect the U.S. Federal Reserve to continue to raise rates but understand the pace could be influenced by any negative effects from trade policy and the resultant effects on economic growth. Record levels of Treasury debt also will need to be issued to fund the federal budget and could affect the level of interest rates. We expect to keep duration slightly shorter compared with the benchmark and focus purchases on the steeper parts of the yield curve to potentially benefit from the roll-down.

Please see footnotes on page 7.

10	Wells Fargo Short-Term Municipal Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2018 to June 30, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2018	Ending account value 6-30-2018	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,006.36	$3.13	0.63%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	$3.16	0.63%
Class C
Actual	$1,000.00	$1,002.62	$6.85	1.38%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$6.90	1.38%
Administrator Class
Actual	$1,000.00	$1,006.50	$2.99	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Institutional Class
Actual	$1,000.00	$1,007.51	$1.99	0.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.81	$2.01	0.40%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—June 30, 2018	Wells Fargo Short-Term Municipal Bond Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 99.39%

Alabama: 1.12%

GO Revenue: 0.36%
Jefferson County AL Warrants Series C	4.90%	4-1-2021	$16,595,000	$17,067,294

Industrial Development Revenue: 0.27%
Mobile County AL Industrial Development Board PCR Alabama Power Company Barry Plant	1.63	7-15-2034	12,500,000	12,498,375

Tax Revenue: 0.01%
Board of Education of Shelby County AL Public School Warrants Series 2016	4.00	2-1-2020	410,000	424,551

Utilities Revenue: 0.40%
Alabama Black Belt Energy Gas District Series A	4.00	12-1-2048	8,000,000	8,539,200
Alabama Black Belt Energy Gas District Series A (Royal Bank of Canada LIQ)	4.00	7-1-2046	10,000,000	10,461,500

				19,000,700

Water & Sewer Revenue: 0.08%
Jefferson County AL Warrants Series D ##	5.00	10-1-2018	3,965,000	3,992,121

				52,983,041

Alaska: 0.54%

Health Revenue: 0.45%
Alaska IDA Loan Anticipation YKHC Project	3.50	12-1-2020	21,000,000	21,274,470

Utilities Revenue: 0.03%
Alaska IDA Snettisham Hydroelectric Project	5.00	1-1-2021	1,400,000	1,498,868

Water & Sewer Revenue: 0.06%
North Slope Borough AK Service Area Water & Wastewater Facilities	5.25	6-30-2034	2,445,000	2,673,681

				25,447,019

Arizona: 1.90%

Education Revenue: 0.14%
Arizona Board of Regents Certificate of Participation Series A	5.00	6-1-2021	3,000,000	3,261,240
Cochise County AZ Community College District of Cochise County Series 2016A (Build America Mutual Assurance Company Insured)	5.00	7-1-2020	405,000	429,620
Cochise County AZ Community College District of Cochise County Series 2016A (Build America Mutual Assurance Company Insured)	5.00	7-1-2021	425,000	459,047
PIMA County AZ IDA Education Facility Odyssey Preparatory Academy Goodyear Project	7.00	6-1-2034	312,000	355,795
PIMA County AZ IDA Education Facility Odyssey Preparatory Academy Goodyear Project	7.13	6-1-2049	1,950,000	2,230,625

				6,736,327

GO Revenue: 0.07%
Maricopa County AZ Unified School District #89 Refunding Bond Series 2016 (Build America Mutual Assurance Company Insured) ##	2.00	7-1-2019	2,265,000	2,272,112
Verrado AZ Community Facilities District #1 Refunding Bond Series A 144A##	4.00	7-15-2018	1,245,000	1,245,523

				3,517,635

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2018

  _

Security name	Interest rate	Maturity date	Principal	Value

Health Revenue: 0.13%
Tempe AZ IDA Mirabella at Arizona State University Project Series B1 144A	4.00%	10-1-2023	$6,000,000	$6,031,740

Industrial Development Revenue: 0.68%
Coconino County AZ Pollution Control Corporation Series A	1.80	9-1-2032	7,100,000	7,049,093
Phoenix AZ IDA Various Republic Services Incorporated Projects øø	2.05	12-1-2035	25,000,000	25,006,000

				32,055,093

Miscellaneous Revenue: 0.49%
Maricopa County AZ Certificate of Participation ##	5.00	7-1-2018	6,100,000	6,100,000
Navajo Nation AZ Refunding Bond Series A 144A	2.90	12-1-2020	8,820,000	8,885,444
Navajo Nation AZ Tribal Utility Authority (Municipal Government Guaranty Insured)	4.00	1-1-2021	7,792,000	7,893,919

				22,879,363

Resource Recovery Revenue: 0.13%
Yavapai County AZ IDA Waste Management Incorporated Project Series A2	1.85	3-1-2028	6,000,000	5,979,600

Utilities Revenue: 0.26%
Maricopa County AZ PCR Public Service Company of New Mexico Palo Verde Project Series B	5.20	6-1-2043	2,500,000	2,635,225
Maricopa County AZ PCR Series A	2.40	6-1-2043	9,800,000	9,819,992

				12,455,217

				89,654,975

Arkansas: 0.11%

Housing Revenue: 0.11%
Arkansas Development Finance Authority Multifamily Housing Texarkana Rental Assistance Demonstration Convertible Bond Series A	2.10	6-1-2022	5,100,000	5,097,552

California: 4.46%

Education Revenue: 0.55%
California Infrastructure & Economic Development Bank Series A (SIFMA Municipal Swap +1.00%) ±	2.51	8-1-2037	26,185,000	26,274,553

GO Revenue: 1.46%
California (SIFMA Municipal Swap +0.38%) ±	1.89	12-1-2027	20,000,000	20,051,200
California Refunding Bond Series A (SIFMA Municipal Swap +0.25%) ±	1.76	5-1-2033	26,000,000	26,000,260
California Statewide Series E (1 Month LIBOR +0.83%) ±	2.23	12-1-2029	18,000,000	18,044,640
Oakland CA Unified School District Alameda County Election of 2012 ##	5.00	8-1-2018	1,000,000	1,002,900
Oakland CA Unified School District Alameda County Election of 2012 ##	5.00	8-1-2019	1,000,000	1,038,360
Palomar CA Pomerado Health CAB Election of 2004 Series A (National Insured) ¤##	0.00	8-1-2019	2,215,000	2,170,545
San Ysidro CA School District (AGM Insured) ¤	0.00	8-1-2047	3,610,000	484,173

				68,792,078

Health Revenue: 1.01%
California HFFA Providence St. Joseph Series B1	1.25	10-1-2036	5,755,000	5,690,659
California Statewide CDA ø	1.30	4-1-2038	10,875,000	10,875,000
California Statewide CDA Health Facilities Catholic Series D (AGM Insured) (m)	1.85	7-1-2041	14,650,000	14,650,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Short-Term Municipal Bond Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Health Revenue (continued)
California Statewide CDA Health Facilities Catholic Series E (AGM Insured) (m)	1.90%	7-1-2040	$6,850,000	$6,850,000
California Statewide CDA Health Facilities Catholic Series F (AGM Insured) (m)	1.90	7-1-2040	4,850,000	4,850,000
Palomar CA Pomerado Health Care District Certificate of Participation Series C (AGM Insured) (m)	2.15	11-1-2036	4,075,000	4,075,000
Washington Township CA Health Care District Series B	5.00	7-1-2020	600,000	632,850

				47,623,509

Industrial Development Revenue: 0.08%
California PCFA AMT Calplant I Project 144A	7.00	7-1-2022	3,505,000	3,632,337

Miscellaneous Revenue: 0.21%
California Infrastructure and Economic Development Bank The J. Paul Getty Trust Series B2 (1 Month LIBOR +0.20%) ±	1.59	10-1-2047	8,000,000	7,995,760
Chula Vista CA Elementary School Building Projects Certificate of Participation Series A (AGM Insured) ##	5.00	9-1-2018	1,985,000	1,996,870

				9,992,630

Tax Revenue: 0.06%
Commerce CA RDA CAB Project #1 ¤	0.00	8-1-2021	3,110,000	2,670,713

Transportation Revenue: 0.22%
Bay Area CA Toll Authority San Francisco Bay Area Series D	1.88	4-1-2034	10,500,000	10,527,615

Utilities Revenue: 0.12%
Chula Vista CA Industrial Development San Diego Gas & Electric Company Series A	1.65	7-1-2018	5,570,000	5,570,000

Water & Sewer Revenue: 0.75%
California Department of Water Resources Central Valley Project Series AT (SIFMA Municipal Swap +0.37%) ±##	1.88	12-1-2035	35,500,000	35,608,985

				210,692,420

Colorado: 1.26%

GO Revenue: 0.22%
Dawson Ridge Metropolitan District # 1 CO ¤	0.00	10-1-2022	8,445,000	7,709,018
Grand River CO Hospital District (AGM Insured)	5.00	12-1-2022	1,450,000	1,626,900
Grand River CO Hospital District (AGM Insured)	5.00	12-1-2024	1,140,000	1,312,938

				10,648,856

Health Revenue: 0.61%
Colorado HCFR Catholic Health Initiatives Series C2 (1 Month LIBOR +1.25%) ±	2.60	10-1-2039	8,500,000	8,545,730
Colorado HCFR Catholic Health Initiatives Series C4 (1 Month LIBOR +1.25%) ±	2.60	10-1-2039	3,495,000	3,513,803
University of Colorado Hospital Authority Series 2017C-1	5.00	11-15-2038	15,375,000	16,682,183

				28,741,716

Housing Revenue: 0.36%
Colorado HFA Multifamily Housing South Range Crossings Project	1.80	1-1-2037	17,000,000	16,979,940

Miscellaneous Revenue: 0.03%
Colorado Bridge Enterprise Central 70 Project	4.00	12-31-2023	1,285,000	1,367,060

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2018

  _

Security name	Interest rate	Maturity date	Principal	Value

Transportation Revenue: 0.04%
Aurora CO Public Highway Authority CAB Series B (National Insured) ¤##	0.00%	9-1-2018	$2,000,000	$1,994,680

				59,732,252

Connecticut: 2.57%

Education Revenue: 1.62%
Connecticut HEFAR Yale University Issue Series A	1.30	7-1-2048	4,400,000	4,363,744
Connecticut HEFAR Yale University Issue Series A	1.38	7-1-2035	12,890,000	12,889,742
Connecticut HEFAR Yale University Issue Series A %%	2.05	7-1-2035	25,000,000	25,007,250
Connecticut HEFAR Yale University Issue Series A-1	1.01	7-1-2042	600,000	596,640
Connecticut HEFAR Yale University Issue Series A-4	1.20	7-1-2049	33,490,000	33,419,001

				76,276,377

GO Revenue: 0.20%
Hamden CT Refunding Bond ##	5.00	8-15-2018	1,000,000	1,003,710
Hartford CT Series A (AGM Insured) ##	5.00	7-1-2018	650,000	650,000
Hartford CT Series A (AGM Insured) ##	5.00	7-1-2019	700,000	717,430
Hartford CT Series B (AGM Insured) ##	5.00	10-1-2018	1,000,000	1,008,730
New Haven CT Series A (AGM Insured) ##	3.00	11-1-2019	3,405,000	3,448,448
New Haven CT Series A	5.25	8-1-2021	1,830,000	1,972,520
West Haven CT Series A ##	3.00	11-1-2018	215,000	215,234
West Haven CT Series A ##	3.00	11-1-2019	300,000	300,381
West Haven CT Series B ##	3.00	11-1-2019	210,000	210,267

				9,526,720

Health Revenue: 0.21%
Connecticut HEFAR Hartford Healthcare Series G (1 Month LIBOR +0.95%) ±	2.30	7-1-2049	10,000,000	10,046,200

Miscellaneous Revenue: 0.54%
Connecticut Refunding Bond (SIFMA Municipal Swap +1.10%) ±##	2.61	5-15-2019	3,500,000	3,522,225
Connecticut Series A (SIFMA Municipal Swap +0.55%) ±##	2.06	3-1-2019	3,200,000	3,205,312
Connecticut Series A (SIFMA Municipal Swap +0.65%) ±	2.16	3-1-2020	8,385,000	8,404,202
Connecticut Series A (SIFMA Municipal Swap +1.10%) ±##	2.61	4-15-2019	5,600,000	5,634,552
Mohegan Tribe of Indians of Connecticut U.S. Department of Agriculture BAN ##	3.15	12-15-2018	4,866,000	4,872,812

				25,639,103

				121,488,400

District of Columbia: 0.52%

Airport Revenue: 0.08%
Metropolitan Washington DC Airport Authority Series A	5.00	10-1-2024	3,450,000	3,821,565

Housing Revenue: 0.44%
District of Columbia HFA Multifamily Housing Liberty Place Apartments Project	2.13	6-1-2021	9,800,000	9,799,902
District of Columbia HFA Multifamily Housing Maplewood Courts Apartments Project	1.80	2-1-2020	11,310,000	11,294,279

				21,094,181

				24,915,746

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Short-Term Municipal Bond Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Florida: 1.43%

Education Revenue: 0.20%
Florida Gulf Coast University Financing Corporation Housing Project Series A	5.00%	8-1-2020	$2,055,000	$2,176,800
University of North Florida Financing Corporation Capital Housing Project (AGM Insured)	5.00	11-1-2020	3,125,000	3,323,875
University of North Florida Financing Corporation Capital Housing Project (AGM Insured)	5.00	11-1-2021	3,440,000	3,732,366

				9,233,041

Health Revenue: 0.40%
North Broward FL Hospital District Series B	5.00	1-1-2022	1,255,000	1,361,110
North Broward FL Hospital District Series B	5.00	1-1-2023	1,700,000	1,868,980
North Broward FL Hospital District Series B	5.00	1-1-2024	2,000,000	2,220,480
Palm Beach County FL HCFR ACTS Retirement Life Communities Series 2016	5.00	11-15-2021	3,515,000	3,843,371
Palm Beach County FL HCFR Jupiter Medical Center Project Series A	4.00	11-1-2018	1,235,000	1,243,028
Tampa FL Baycare Health System Series 2010	5.00	11-15-2023	8,080,000	8,549,286

				19,086,255

Miscellaneous Revenue: 0.35%
Manatee County FL School Board Certificate of Participation Series A	5.00	7-1-2020	1,225,000	1,293,049
Miami-Dade County FL School Board Certificate of Participation Series A	5.00	5-1-2031	10,000,000	11,405,800
St. Johns County FL School Board Refunding Bond Certificate of Participation	5.00	7-1-2020	2,010,000	2,133,816
St. Johns County FL School Board Refunding Bond Certificate of Participation	5.00	7-1-2021	1,670,000	1,814,405

				16,647,070

Resource Recovery Revenue: 0.04%
Lee County FL Solid Waste System Refunding Bond	5.00	10-1-2023	1,750,000	1,923,950

Tax Revenue: 0.18%
Florida Department of Environmental Protection Florida Forever Series A	5.00	7-1-2023	7,720,000	8,573,523

Transportation Revenue: 0.16%
Florida Mid-Bay Bridge Authority Series C	5.00	10-1-2019	675,000	702,979
Florida Mid-Bay Bridge Authority Series C	5.00	10-1-2020	785,000	837,666
Miami-Dade County FL Expressway Authority Toll System (Dexia Credit Local LOC, Dexia Credit Local LIQ) 144Aøø	1.84	7-1-2026	5,935,000	5,935,000

				7,475,645

Water & Sewer Revenue: 0.10%
Sunrise FL Unrefunded Bond (Ambac Insured)	5.20	10-1-2022	4,775,000	4,819,455

				67,758,939

Georgia: 4.52%

Education Revenue: 0.15%
Walesa GA Downtown Development Authority Reinhardt University Project	2.00	8-1-2019	7,000,000	6,994,750

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2018

  _

Security name	Interest rate	Maturity date	Principal	Value

Health Revenue: 0.53%
Atlanta GA Development Authority Senior Health Georgia Proton Treatment Center Series A-1	6.00%	1-1-2023	$1,500,000	$1,488,960
Gainesville & Hall Counties GA Hospital Authority Health System Project Series B (SIFMA Municipal Swap +0.95%) ±	2.46	8-15-2035	23,000,000	23,119,600
Glynn Brunswick GA Memorial Hospital Authority Unrefunded Balance Revenue Anticipation Certificates Series A	5.50	8-1-2028	515,000	516,633

				25,125,193

Housing Revenue: 0.63%
Atlanta GA Urban Residential Finance Authority Multifamily Housing City Lights II Family Apartments Project	1.86	12-1-2020	11,500,000	11,482,405
Macon-Bibb County GA Housing Authority Hallmark Portfolio	2.04	4-1-2021	15,000,000	14,992,200
Peach County GA Development Authority USG Real Estate Foundation LLC Project	1.20	10-1-2018	3,250,000	3,246,490

				29,721,095

Industrial Development Revenue: 0.34%
Monroe County GA PCR Georgia Power Company Plant Scherer Project	2.35	10-1-2048	16,000,000	16,071,680

Miscellaneous Revenue: 0.29%
Georgia Road & Tollway Authority Federal Highway Grant Anticipation Bond Series B	5.00	6-1-2020	12,980,000	13,769,314

Utilities Revenue: 2.12%
Bartow County GA Development Authority Georgia Power Company Bowen Project	2.05	9-1-2029	4,100,000	4,041,862
Bartow County GA Development Authority Georgia Power Company Bowen Project	2.70	8-1-2043	20,000,000	20,033,600
Burke County GA Development Authority Georgia Power Company Plant Vogtle Project	1.85	12-1-2049	17,300,000	17,272,839
Burke County GA Development Authority Oglethorpe Power Corporation Vogtle Project Series A	2.40	1-1-2040	18,840,000	18,871,651
Burke County GA Development Authority Oglethorpe Power Corporation Vogtle Project Series F	3.00	11-1-2045	19,205,000	19,131,445
Floyd County GA PCR Georgia Power Company Plant Hammond Project	2.35	7-1-2022	11,250,000	11,300,400
Main Street Natural Gas Incorporated Georgia Gas Project Series B	5.00	3-15-2021	2,600,000	2,787,616
Monroe County GA Development Authority PCR Oglethorpe Power Corporation Scherer Project Series A	2.40	1-1-2039	6,755,000	6,766,348

				100,205,761

Water & Sewer Revenue: 0.46%
Atlanta GA Water & Wastewater Project Series A-1 (1 Month LIBOR +1.50%) ±	2.90	11-1-2038	21,500,000	21,514,620

				213,402,413

Guam: 0.09%

Airport Revenue: 0.09%
Guam International Airport Authority Series A	5.00	10-1-2019	450,000	464,580
Guam International Airport Authority Series C	5.00	10-1-2018	3,560,000	3,584,172

				4,048,752

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Short-Term Municipal Bond Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Hawaii: 0.42%

GO Revenue: 0.27%
Honolulu HI Rail Transit Project Series H (SIFMA Municipal Swap +0.32%) ±	1.83%	9-1-2027	$7,500,000	$7,503,750
Honolulu HI Rail Transit Project Series H (SIFMA Municipal Swap +0.32%) ±	1.83	9-1-2028	5,000,000	5,002,500

				12,506,250

Housing Revenue: 0.15%
Hawaii Housing Finance & Development Corporation Multifamily Housing Hale Kewalo Apartments Series A (GNMA Insured)	1.90	1-1-2021	7,160,000	7,139,164

				19,645,414

Illinois: 8.67%

Airport Revenue: 0.63%
Chicago IL Midway Airport Refunding Bond Second Lien Series A	5.00	1-1-2025	5,000,000	5,551,200
Chicago IL O’Hare International Airport Customer Facility Charge	5.00	1-1-2019	1,000,000	1,016,680
Chicago IL O’Hare International Airport Customer Facility Charge	5.00	1-1-2020	890,000	928,315
Chicago IL O’Hare International Airport Refunding Bond General Senior Lien Series B	5.00	1-1-2023	5,000,000	5,417,500
Chicago IL O’Hare International Airport Refunding Bond General Senior Lien Series B	5.00	1-1-2024	550,000	594,396
Chicago IL O’Hare International Airport Refunding Bond Passenger Facility	5.00	1-1-2023	13,720,000	14,865,620
Chicago IL O’Hare International Airport Refunding Bond Passenger Facility	5.00	1-1-2024	1,335,000	1,503,157

				29,876,868

Education Revenue: 0.22%
University of Illinois Auxiliary Facilities CAB ¤	0.00	4-1-2019	7,110,000	6,995,671
University of Illinois Board of Trustees Certificate of Participation Series A	4.00	8-15-2019	1,900,000	1,940,660
Western Illinois University Auxiliary Facilities System	4.00	4-1-2020	1,480,000	1,479,674

				10,416,005

GO Revenue: 3.44%
Chicago IL Board Education Refunding Bond Series A (AGM Insured)	5.00	12-1-2022	500,000	542,955
Chicago IL Board Education Refunding Bond Series A (AGM Insured)	5.00	12-1-2023	2,000,000	2,194,180
Chicago IL Board of Education Prerefunded Bond	5.00	12-1-2019	2,020,000	2,048,664
Chicago IL Board of Education Series A (National Insured)	5.00	12-1-2019	895,000	920,651
Chicago IL Board of Education Unrefunded Bond	5.00	12-1-2019	3,315,000	3,337,940
Chicago IL City Colleges of Chicago Capital Improvement Project CAB (National Insured) ¤	0.00	1-1-2019	8,555,000	8,455,933
Chicago IL Modern Schools Across Chicago Program Series A-K (Ambac Insured)	5.00	12-1-2019	1,000,000	1,003,480
Chicago IL Park District Harbor Facility Series C	5.00	1-1-2022	3,155,000	3,355,626
Chicago IL Park District Personal Property Replacement Tax	5.00	1-1-2019	500,000	506,895
Chicago IL Park District Refunding Bonds Series B	5.00	1-1-2019	3,555,000	3,604,023
Chicago IL Park District Refunding Bonds Series D	4.00	1-1-2019	1,990,000	2,007,711
Chicago IL Park District Refunding Bonds Series D	5.00	1-1-2019	1,060,000	1,074,617
Chicago IL Park District Refunding Bonds Series D	5.00	1-1-2020	1,290,000	1,341,458
Chicago IL Park District Refunding Bonds Series D	5.00	1-1-2021	1,000,000	1,061,340
Chicago IL Park District Series A	4.50	1-1-2023	250,000	260,015
Chicago IL Refunding Bond Emergency Telephone System (National Insured)	5.25	1-1-2020	3,765,000	3,939,169
Chicago IL Refunding Bond Emergency Telephone System (National Insured)	5.50	1-1-2019	2,600,000	2,639,130

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2018

  _

Security name	Interest rate	Maturity date	Principal	Value

GO Revenue (continued)
Chicago IL Refunding Bond Series B (Ambac Insured)	5.13%	1-1-2022	$3,575,000	$3,683,215
Chicago IL Series C	5.00	1-1-2021	3,000,000	3,135,060
Chicago IL Series C	5.00	1-1-2022	12,780,000	13,435,486
Chicago IL Series C	5.00	1-1-2023	4,750,000	5,033,813
Cook County IL Forest Preserve District Series A	5.00	11-15-2018	1,005,000	1,017,532
Cook County IL Refunding Bond Series 2016 A	5.00	11-15-2020	5,430,000	5,791,584
Cook County IL Series 2009D	5.00	11-15-2020	2,220,000	2,308,378
Cook County IL Series A	5.00	11-15-2019	2,275,000	2,367,138
Cook County IL Series C	5.00	11-15-2020	21,615,000	22,475,493
Illinois Refunding Bond	5.00	1-1-2019	12,570,000	12,731,525
Illinois Refunding Bond	5.00	1-1-2020	13,515,000	13,883,149
Illinois Series A	5.00	4-1-2019	5,000,000	5,091,800
Illinois Series A	5.00	4-1-2020	2,500,000	2,577,775
Illinois	4.00	2-1-2019	6,300,000	6,358,149
Illinois	4.00	2-1-2020	1,750,000	1,773,223
Illinois	5.00	2-1-2019	1,600,000	1,623,888
Illinois	5.00	2-1-2020	2,520,000	2,591,921
Illinois	5.00	11-1-2021	5,000,000	5,246,250
Illinois	5.00	4-1-2022	3,000,000	3,154,320
Kane County IL School District Series B	2.00	2-1-2021	880,000	877,580
Kane County IL School District Series C (AGC Insured)	5.00	6-1-2019	2,110,000	2,139,857
Kendall, Kane, & Will Counties IL Community Unit School District #308 CAB (AGM Insured) ¤	0.00	2-1-2020	1,000,000	965,920
Lake County IL Community Unit School District #60 Waukegan CAB Series A (AGM Insured) ¤	0.00	12-1-2018	1,715,000	1,701,572
McHenry & Kane Counties IL Community Consolidated School District #158 CAB (National Insured) ¤	0.00	1-1-2021	1,130,000	1,075,545
McHenry & Kane Counties IL Community Consolidated School District #158 CAB (National Insured) ¤	0.00	1-1-2021	870,000	810,109
Waukegan IL Series B (AGM Insured)	4.00	12-30-2023	500,000	534,285
Will County IL Community High School District #210	5.00	1-1-2021	1,165,000	1,172,002
Will Grundy Counties IL Community College District #525 Joliet Junior College	6.25	6-1-2021	470,000	470,945

				162,321,301

Health Revenue: 1.75%
Illinois Development Finance Authority St. Vincent De Paul Center Project Series A	1.88	11-15-2039	5,750,000	5,739,593
Illinois Finance Authority Ascension Health Alliance Senior Credit Group Series E-2	1.75	11-15-2042	2,000,000	1,986,160
Illinois Finance Authority Centigram Health System Project	5.00	9-1-2019	2,265,000	2,325,385
Illinois Finance Authority Friendship Village of Schaumburg	4.00	2-15-2019	1,180,000	1,184,755
Illinois Finance Authority Friendship Village of Schaumburg	4.00	2-15-2020	1,230,000	1,238,389
Illinois Finance Authority Prerefunded Bond OSF Healthcare System Series A	6.00	5-15-2039	14,630,000	15,747,001
Illinois Finance Authority Proven Health Series A	5.75	5-1-2019	3,000,000	3,103,410
Illinois Finance Authority Refunding Bond Lifespace Communities	4.00	5-15-2019	1,090,000	1,108,617
Illinois Finance Authority Swedish Covenant Hospital Series A	6.00	8-15-2038	3,460,000	3,685,869
Illinois Finance Authority The Admiral at the Lake Project Series A	7.75	5-15-2030	2,015,000	2,231,290
Illinois Finance Authority The Admiral at the Lake Project Series A	8.00	5-15-2040	20,755,000	23,045,107
Illinois Finance Authority The Admiral at the Lake Project Series A	8.00	5-15-2046	17,295,000	19,203,330
Southwestern IL Development Authority Health Facility Memorial Group Incorporated	6.38	11-1-2023	1,950,000	2,233,355

				82,832,261

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Short-Term Municipal Bond Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Housing Revenue: 0.01%
Illinois Housing Development Authority (GNMA Insured)	5.00%	8-1-2028	$570,000	$588,269

Miscellaneous Revenue: 0.84%
Chicago IL Board of Education Dedicated Series D (AGC Insured)	5.00	12-1-2018	1,400,000	1,420,160
Chicago IL Board of Education Lease Certificates Refunding Bond Series A (National Insured)	6.00	1-1-2020	6,330,000	6,489,833
Illinois Refunding Bond	5.00	8-1-2018	1,525,000	1,528,370
Illinois Refunding Bond (Build America Mutual Assurance Company Insured)	5.00	8-1-2020	9,175,000	9,651,733
Illinois Refunding Bond	5.00	2-1-2022	4,375,000	4,592,263
Illinois Refunding Bond	5.00	2-1-2023	6,040,000	6,378,119
Illinois Refunding Bonds Series 2012 (AGM Insured)	5.00	8-1-2020	5,000,000	5,259,800
Illinois	3.00	7-1-2018	2,000,000	2,000,000
Illinois	5.00	5-1-2021	2,000,000	2,086,580

				39,406,858

Tax Revenue: 1.37%
Chicago IL Motor Fuel Tax Refunding Bond Series 2013	5.00	1-1-2020	1,120,000	1,144,741
Chicago IL Motor Fuel Tax Refunding Bond Series 2013	5.00	1-1-2021	380,000	392,677
Chicago IL Motor Fuel Tax Refunding Bond Series 2013	5.00	1-1-2022	955,000	998,529
Cook, DuPage, Kane, Lake, McHenry, & Will Counties IL Regional Transportation Authority Refunding Bond Series B øø	1.65	6-1-2025	19,145,000	19,145,000
Huntley IL Special Service Area No 6 Special Tax Refunding Bond (Build America Mutual Assurance Company Insured)	2.20	3-1-2024	2,190,000	2,118,847
Illinois Refunding Bond	5.00	1-1-2021	1,760,000	1,829,362
Illinois Regional Transportation Authority Refunding Bond (AGM Insured)	5.75	6-1-2021	3,000,000	3,312,060
Illinois Series A	4.00	1-1-2020	12,265,000	12,421,379
Illinois Series A	4.00	1-1-2021	2,715,000	2,757,544
Metropolitan Pier & Exposition Authority CAB McCormick Place Project Series A (National Insured) ¤	0.00	12-15-2021	920,000	818,984
Metropolitan Pier & Exposition Authority CAB McCormick Place Project Series B	5.00	12-15-2022	1,260,000	1,263,767
Metropolitan Pier & Exposition Authority CAB McCormick Place Project Series B	5.00	12-15-2020	1,700,000	1,793,313
Metropolitan Pier & Exposition Authority McCormick Place Expansion Project Series B	5.00	12-15-2022	7,000,000	7,518,630
Sales Tax Securitization Corporation Series A	5.00	1-1-2024	8,000,000	8,990,240

				64,505,073

Tobacco Revenue: 0.28%
Illinois Railsplitter Tobacco Settlement Authority	5.00	6-1-2022	12,000,000	13,181,400

Utilities Revenue: 0.02%
Northern Illinois Municipal Power Agency Power Project Series A	5.00	12-1-2018	1,000,000	1,012,860

Water & Sewer Revenue: 0.11%
Chicago IL Second Lien (AGM Insured)	4.25	11-1-2018	2,985,000	3,008,910
Chicago IL Second Lien	5.00	11-1-2020	740,000	788,833
Chicago IL Second Lien (National Insured)	5.50	1-1-2019	1,460,000	1,486,251

				5,283,994

				409,424,889

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2018

  _

Security name	Interest rate	Maturity date	Principal	Value

Indiana: 2.28%

Health Revenue: 0.90%
Indiana Finance Authority Health System Franciscan Alliance Incorporated Series B	5.00%	11-1-2022	$1,000,000	$1,116,710
Indiana Finance Authority Health System Franciscan Alliance Incorporated Series B	5.00	11-1-2023	1,250,000	1,418,950
Indiana Finance Authority Health System Franciscan Alliance Incorporated Series B	5.00	11-1-2024	3,000,000	3,445,800
Indiana Finance Authority Health System Franciscan Alliance Incorporated Series C	5.00	11-1-2021	1,000,000	1,094,740
Indiana Finance Authority Health System Franciscan Alliance Incorporated Series C	5.00	11-1-2023	800,000	908,128
Indiana Finance Authority Health System Franciscan Alliance Incorporated Series C	5.00	11-1-2024	1,000,000	1,148,600
Indiana Health & Educational Facility Financing Authority Series 2006B	1.75	11-15-2031	11,915,000	11,796,565
Indiana HFFA Ascension Health Series A1	2.80	11-1-2027	10,170,000	10,271,497
Indiana HFFA Ascension Health Series A7	2.00	10-1-2026	9,095,000	9,108,461
Indiana HFFA Ascension Health Subordinate Credit Group Series 2015 A4	1.50	10-1-2027	2,280,000	2,257,588

				42,567,039

Housing Revenue: 0.16%
Evansville IN Multifamily Housing Series A	1.85	6-1-2020	7,400,000	7,385,570

Miscellaneous Revenue: 0.13%
Hammond IN County Local Public Improvement Bond Bank Series A	2.38	12-31-2018	4,000,000	4,003,600
Indiana Bond Bank Special Program Series A	5.25	10-15-2021	2,000,000	2,191,460

				6,195,060

Resource Recovery Revenue: 0.95%
Whiting IN BP Products North America Incorporated Project	2.26	12-1-2044	45,000,000	45,108,450

Utilities Revenue: 0.14%
Warrick County IN Environment Import Vectra Energy Delivery of Indiana Incorporated	2.38	9-1-2055	6,550,000	6,515,023

				107,771,142

Iowa: 0.15%

Education Revenue: 0.15%
Iowa Student Loan Liquidity Corporation Series 2011A-1	4.63	12-1-2019	3,825,000	3,933,171
Iowa Student Loan Liquidity Corporation Series A1	4.40	12-1-2018	3,060,000	3,090,355

				7,023,526

Kansas: 0.22%

Miscellaneous Revenue: 0.22%
Kansas Development Finance Authority Series A	5.00	5-1-2019	10,305,000	10,597,765

Kentucky: 2.49%

Education Revenue: 0.01%
Kentucky Higher Education Student Loan Corporation Series A	3.75	6-1-2026	255,000	257,211

Health Revenue: 0.71%
Ashland KY Ashland Hospital Corporation Medical Center Project Series B	5.00	2-1-2019	1,500,000	1,522,470
Kentucky EDFA Prerefunded Bond Baptist Healthcare System Series A	5.38	8-15-2024	750,000	753,503
Kentucky EDFA Unrefunded Bond Baptist Healthcare System Series A	5.38	8-15-2024	785,000	787,457
Kentucky EDFA Catholic Health Initiative Series B1 (1 Month LIBOR +0.90%) ±	2.25	2-1-2046	10,720,000	10,720,214

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Short-Term Municipal Bond Fund	21

Security name	Interest rate	Maturity date	Principal	Value

Health Revenue (continued)
Kentucky EDFA Catholic Health Initiative Series B2 (1 Month LIBOR +0.90%) ±	2.25%	2-1-2046	$11,220,000	$11,220,224
Louisville & Jefferson Counties KY Catholic Health Initiatives Series A	5.00	12-1-2021	8,060,000	8,692,791

				33,696,659

Miscellaneous Revenue: 0.04%
Hopkins County KY Public Properties Corporation Judicial Center Project	3.63	6-1-2025	1,000,000	1,033,550
Pendleton County KY School District Finance Corporation	2.00	2-1-2021	1,200,000	1,175,520

				2,209,070

Utilities Revenue: 0.14%
Louisville & Jefferson Counties KY Metro Government PCR Series A	2.20	2-1-2035	1,000,000	1,003,500
Louisville & Jefferson Counties KY Metro Government PCR Series B	2.55	11-1-2027	5,500,000	5,499,890

				6,503,390

Water & Sewer Revenue: 1.59%
Louisville & Jefferson Counties KY Metropolitan Sewer and Drainage System Subordinate BAN	5.00	11-12-2018	74,100,000	75,018,099

				117,684,429

Louisiana: 1.78%

Housing Revenue: 0.54%
Louisiana Housing Corporation Versailles Project	1.66	3-1-2019	25,610,000	25,607,439

Tax Revenue: 0.83%
Louisiana Local Government Environmental Facilities & CDA East Baton Rouge Sewer Commission Series B (1 Month LIBOR +0.70%) ±	2.09	2-1-2049	35,500,000	35,508,875
Louisiana Local Government Environmental Facilities & CDA Series 2015 (Build America Mutual Assurance Company Insured)	5.00	12-1-2020	1,135,000	1,217,798
Louisiana Regional Transit Authority CAB (National Insured) ¤	0.00	12-1-2021	3,155,000	2,666,922

				39,393,595

Utilities Revenue: 0.41%
Desoto Parish LA PCR	1.60	1-1-2019	15,000,000	15,028,800
Lafayette LA Refunding Bond	5.00	11-1-2023	3,680,000	4,114,350

				19,143,150

				84,144,184

Maryland: 1.71%

GO Revenue: 0.55%
Maryland State & Local Facilities Loan of 2015 Series A	5.00	3-1-2024	23,060,000	26,068,638

Health Revenue: 0.02%
Rockville MD Mayor and Council Economic Development Ingleside King Farm Project Series A-1	5.00	11-1-2020	850,000	898,127

Housing Revenue: 1.14%
Maryland CDA Multifamily Govans Manor Series M	1.80	12-1-2018	19,500,000	19,488,495
Maryland CDA The Ellerslie Series 2017	2.00	2-1-2019	7,500,000	7,490,475

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2018

  _

Security name	Interest rate	Maturity date	Principal	Value

Housing Revenue (continued)
Maryland CDA Zions Towers Series A (FHA Insured)	2.44%	3-1-2020	$10,000,000	$10,003,100
Maryland Community Development Administration Department Housing & Community Multifamily Development Pleasant View Gardens Senior Apartments Series H	1.35	9-1-2018	8,200,000	8,194,752
Maryland Community Development Administration Department Housing & Community Multifamily Development Series F	1.80	2-1-2019	8,500,000	8,470,080

				53,646,902

				80,613,667

Massachusetts: 3.98%

Education Revenue: 0.37%
Massachusetts Educational Financing Authority AMT Issue K Series A	5.00	7-1-2022	1,000,000	1,097,670
Massachusetts Educational Financing Authority Series A	3.50	1-1-2019	2,500,000	2,519,825
Massachusetts Educational Financing Authority Series A	5.00	1-1-2019	4,000,000	4,061,120
Massachusetts Educational Financing Authority Series A	5.00	1-1-2020	3,000,000	3,128,250
Massachusetts Educational Financing Authority Series A	5.00	1-1-2022	4,115,000	4,475,886
Massachusetts Educational Financing Authority Series K	5.00	7-1-2019	2,000,000	2,060,180

				17,342,931

Health Revenue: 0.35%
Massachusetts Development Finance Agency Partners Healthcare System Series S-5 (SIFMA Municipal Swap +0.42%) ±	1.93	7-1-2044	11,230,000	11,241,792
Massachusetts HEFA Partners Healthcare Series G-2 (AGM Insured) (m)	1.59	7-1-2042	5,465,000	5,465,000

				16,706,792

Housing Revenue: 2.51%
Massachusetts HFA Construction Loan Notes Series A	1.85	6-1-2020	5,750,000	5,742,468
Massachusetts HFA Construction Loan Notes Series B	2.00	6-1-2019	7,970,000	7,971,674
Massachusetts HFA Construction Loan Notes Series B	2.05	12-1-2021	26,875,000	26,708,106
Massachusetts HFA Highland Glen Project Series A	1.22	8-1-2019	10,000,000	9,951,600
Massachusetts HFA Multifamily Conduit Symphony Plaza Project Series A	1.72	2-1-2020	61,000,000	60,954,250
Massachusetts HFA Multifamily Conduit Van Brodie Mill Series A (TD Bank NA LOC)	2.00	7-1-2020	7,000,000	6,986,420

				118,314,518

Miscellaneous Revenue: 0.75%
Massachusetts Consolidated Loan Series D	1.05	8-1-2043	11,500,000	11,327,270
Massachusetts Consolidated Loan Subordinate Bond Series D-2	1.70	8-1-2043	24,550,000	24,101,963

				35,429,233

				187,793,474

Michigan: 3.30%

Airport Revenue: 0.43%
Wayne County MI Airport Authority Refunding Bond Series A	5.00	12-1-2019	19,405,000	20,249,506

Education Revenue: 0.02%
Western Michigan University Refunding Bond	5.00	11-15-2020	1,000,000	1,072,110

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Short-Term Municipal Bond Fund	23

Security name	Interest rate	Maturity date	Principal	Value

GO Revenue: 0.85%
Allendale MI Public School District Series A (Qualified School Board Loan Fund Insured)	3.00%	11-1-2021	$895,000	$911,486
Birmingham MI City School District	5.00	11-1-2018	905,000	915,688
Birmingham MI City School District	5.00	11-1-2019	5,970,000	6,239,546
Caledonia MI Community Schools (Qualified School Board Loan Fund Insured)	5.00	5-1-2020	500,000	529,185
Caledonia MI Community Schools (Qualified School Board Loan Fund Insured)	5.00	5-1-2021	1,140,000	1,234,848
Chippewa Hills MI School District (Qualified School Board Loan Fund Insured)	4.00	5-1-2019	1,595,000	1,625,257
Flushing MI Community Schools School District (Qualified School Board Loan Fund Insured)	4.00	5-1-2021	1,135,000	1,197,720
Forest Hills MI Public Schools	5.00	5-1-2019	1,375,000	1,414,421
Fraser MI Public Schools District (Qualified School Board Loan Fund Insured)	5.00	5-1-2019	1,050,000	1,078,518
Gibraltar MI School District (Qualified School Board Loan Fund Insured)	5.00	5-1-2019	1,085,000	1,116,281
Gibraltar MI School District (Qualified School Board Loan Fund Insured)	5.00	5-1-2020	1,100,000	1,165,230
Gibraltar MI School District (Qualified School Board Loan Fund Insured)	5.00	5-1-2021	1,185,000	1,281,554
Grand Ledge MI Public School District (Qualified School Board Loan Fund Insured)	5.00	5-1-2020	2,680,000	2,831,474
Haslett MI Public Schools (Qualified School Board Loan Fund Insured)	4.00	5-1-2019	515,000	524,986
Haslett MI Public Schools (Qualified School Board Loan Fund Insured)	4.00	5-1-2020	370,000	384,293
Haslett MI Public Schools (Qualified School Board Loan Fund Insured)	5.00	5-1-2021	500,000	541,455
Hudsonville MI Public Schools (Qualified School Board Loan Fund Insured)	5.00	5-1-2019	1,605,000	1,649,250
Lake Orion MI Community School District 2015 Refunding Bond (Qualified School Board Loan Fund Insured)	5.00	5-1-2019	2,325,000	2,389,100
Lake Orion MI Community School District 2015 Refunding Bond (Qualified School Board Loan Fund Insured)	5.00	5-1-2020	1,550,000	1,637,606
Lake Orion MI Community School District 2016 Refunding Bond (Qualified School Board Loan Fund Insured)	5.00	5-1-2019	915,000	940,227
Lake Orion MI Community School District 2016 Refunding Bond (Qualified School Board Loan Fund Insured)	5.00	5-1-2020	1,390,000	1,468,563
Lake Orion MI Community School District 2016 Refunding Bond (Qualified School Board Loan Fund Insured)	5.00	5-1-2021	1,385,000	1,499,830
Rochester MI Community School District (Qualified School Board Loan Fund Insured)	5.00	5-1-2019	900,000	925,569
South Lyon MI Community School District	4.00	5-1-2019	1,860,000	1,894,987
South Lyon MI Community School District	4.00	5-1-2020	1,425,000	1,482,670
Southgate MI Community School District (Build America Mutual Assurance Company Insured)	5.00	5-1-2019	1,000,000	1,028,830
Southgate MI Community School District (Build America Mutual Assurance Company Insured)	5.00	5-1-2020	500,000	529,650
Warren Woods MI Public Schools (Qualified School Board Loan Fund Insured)	5.00	5-1-2020	1,445,000	1,526,671

				39,964,895

Health Revenue: 0.18%
Michigan Finance Authority Crittenden Hospital Medical Center Series A	4.13	6-1-2032	4,290,000	4,607,803
Michigan Hospital Finance Authority Ascension Health Subordinate Credit Group Series 2005 A-4	1.63	11-1-2027	4,005,000	3,991,103

				8,598,906

Housing Revenue: 0.20%
Michigan Housing Development Authority Series A	1.80	4-1-2019	5,405,000	5,404,135
Michigan Housing Development Authority Series D (Industrial and Commercial Bank of China Limited SPA) ø	1.57	6-1-2030	4,225,000	4,225,000

				9,629,135

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2018

  _

Security name	Interest rate	Maturity date	Principal	Value

Miscellaneous Revenue: 0.35%
Michigan Finance Authority School District	5.00%	7-1-2021	$915,000	$916,565
Michigan Finance Authority Unemployment Obligation Assessment Series B	5.00	1-1-2020	15,000,000	15,505,650

				16,422,215

Tax Revenue: 0.62%
Michigan Strategic Fund Limited Obligation Events Center Project Series A	4.13	7-1-2045	29,250,000	29,297,093

Water & Sewer Revenue: 0.65%
Detroit MI Sewage Disposal System Series A (AGM Insured)	5.25	7-1-2019	980,000	1,011,987
Michigan Finance Authority Refunding Bond 2nd Lien Detroit Water & Sewer Series C-7 (National Insured)	5.00	7-1-2019	2,500,000	2,572,975
Michigan Finance Authority Refunding Bond 2nd Lien Detroit Water & Sewer Series C-7 (National Insured)	5.00	7-1-2020	3,835,000	4,051,102
Michigan Finance Authority Refunding Bond 2nd Lien Detroit Water & Sewer Series C-7 (National Insured)	5.00	7-1-2021	3,095,000	3,340,124
Michigan Finance Authority Refunding Bond 2nd Lien Detroit Water & Sewer Series C-8	5.00	7-1-2018	2,000,000	2,000,000
Michigan Finance Authority Refunding Bond Local Government Loan Program Detroit Water & Sewer Series D-3 (National Insured)	5.00	7-1-2019	7,000,000	7,223,300
Michigan Finance Authority Refunding Bond Local Government Loan Program Detroit Water & Sewer Series D-6 (National Insured)	5.00	7-1-2019	1,500,000	1,543,785
Michigan Finance Authority Refunding Bond Local Government Loan Program Detroit Water & Sewer Series D-6 (National Insured)	5.00	7-1-2020	1,800,000	1,901,430
Michigan Finance Authority Refunding Bond Senior Lien Detroit Water & Sewer Series C-5 (National Insured)	5.00	7-1-2019	7,000,000	7,223,300

				30,868,003

				156,101,863

Minnesota: 0.41%

GO Revenue: 0.03%
Hastings MN Independent School District #200 Series A (South Dakota Credit Program Insured) ¤	0.00	2-1-2023	815,000	731,340
Hastings MN Independent School District #200 Series A (South Dakota Credit Program Insured) ¤	0.00	2-1-2024	1,015,000	881,223

				1,612,563

Health Revenue: 0.15%
Kanabec County MN Firstlight Health Kanabec Hospital	2.75	12-1-2019	7,000,000	7,004,970

Housing Revenue: 0.23%
Minnesota HFA Series D (GNMA/FNMA/FHLMC Insured) (SIFMA Municipal Swap +0.43%) ±	1.94	1-1-2045	11,000,000	11,000,000

				19,617,533

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Short-Term Municipal Bond Fund	25

Security name	Interest rate	Maturity date	Principal	Value

Mississippi: 0.64%

Housing Revenue: 0.57%
Mississippi Home Corporation Multifamily Housing Deville Manor Apartments Project	1.76%	12-1-2020	$5,500,000	$5,493,455
Mississippi Home Corporation Multifamily Vicksburg Housing Authority Rad Project (GNMA/FNMA/FHLMC Insured)	1.91	12-1-2020	21,500,000	21,467,105

				26,960,560

Resource Recovery Revenue: 0.07%
Mississippi Business Finance Corporation Waste Management Incorporated Project	1.85	3-1-2027	3,500,000	3,488,100

				30,448,660

Missouri: 1.35%

Airport Revenue: 0.18%
St. Louis MO Series 004 (Dexia Credit Local LOC, AGM Insured, Dexia Credit Local LIQ) 144Aø	1.74	7-1-2026	8,550,000	8,550,000

Education Revenue: 0.14%
Missouri HEFA St. Louis University Project Series B (U.S. Bank NA LOC) ø	1.55	10-1-2024	6,545,000	6,545,000

GO Revenue: 0.17%
Kansas City MO Series A	5.00	2-1-2019	1,000,000	1,020,280
Kansas City MO Series A	5.00	2-1-2020	1,495,000	1,572,904
St. Louis MO Special Administrative Board The Transitional School Direct Deposit Program	4.00	4-1-2022	5,030,000	5,381,647

				7,974,831

Health Revenue: 0.07%
Kirkwood MO IDA Retirement Community Series A	8.25	5-15-2045	3,000,000	3,347,640

Industrial Development Revenue: 0.50%
Missouri Environmental Improvement and Energy Resources Authority Kansas City Power And Light Company Project %%	2.75	5-1-2038	23,400,000	23,400,000

Tax Revenue: 0.04%
Arnold MO Real Property Arnold Triangle Redevelopment Project Series A	3.75	5-1-2023	2,120,000	2,136,706

Utilities Revenue: 0.25%
Sikeston MO Electric System Refunding Bond	5.00	6-1-2019	11,625,000	11,955,150

				63,909,327

Montana: 0.37%

Miscellaneous Revenue: 0.37%
Montana Board of Investments Intercap Revolving Program	1.65	3-1-2032	4,000,000	3,996,320
Montana Board of Investments Municipal Finance Consolidation	1.65	3-1-2035	11,315,000	11,304,590
Montana Board of Investments Municipal Finance Consolidation	1.65	3-1-2038	1,970,000	1,968,188

				17,269,098

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2018

  _

Security name	Interest rate	Maturity date	Principal	Value

Nebraska: 0.13%

Housing Revenue: 0.11%
Douglas Country NE Housing Authority Sorensen Senior Residences Project Series A	2.05%	3-1-2020	$5,000,000	$5,002,250

Utilities Revenue: 0.02%
Nebraska Public Power Generation Agency Whelan Energy Center Unit 2 Series A	5.00	1-1-2020	1,000,000	1,048,190

				6,050,440

Nevada: 0.59%

Airport Revenue: 0.05%
Clark County NV Airport Jet Aviation Fuel Tax Series A	5.00	7-1-2019	1,000,000	1,030,900
Clark County NV Airport Jet Aviation Fuel Tax Series A	5.00	7-1-2020	1,000,000	1,057,360

				2,088,260

GO Revenue: 0.51%
Clark County NV School District Series B	5.00	6-15-2019	18,800,000	19,396,524
Clark County NV School District Series C	5.00	6-15-2022	2,000,000	2,210,720
Clark County NV School District Series D	5.00	6-15-2021	2,395,000	2,595,509

				24,202,753

Industrial Development Revenue: 0.02%
Clark County NV PCR	1.88	6-1-2031	880,000	875,116

Utilities Revenue: 0.01%
Washoe County NV Sierra Pacific Power Series B	3.00	3-1-2036	520,000	530,988

				27,697,117

New Hampshire: 0.17%

Health Revenue: 0.11%
New Hampshire HEFA Catholic Medical Center	4.00	7-1-2018	2,405,000	2,405,000
New Hampshire HEFA Catholic Medical Center	4.00	7-1-2019	2,635,000	2,683,484

				5,088,484

Housing Revenue: 0.06%
New Hampshire HFA Multifamily Housing Series 1 (FHA Insured)	1.75	1-1-2020	2,455,000	2,458,241
New Hampshire HFA SFMR Series B	5.00	7-1-2027	355,000	357,584

				2,815,825

				7,904,309

New Jersey: 5.98%

Education Revenue: 0.44%
New Jersey Higher Education Assistance Authority Series A1	5.00	12-1-2020	9,775,000	10,416,533
New Jersey Higher Education Series A	5.25	6-1-2021	10,000,000	10,276,200

				20,692,733

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Short-Term Municipal Bond Fund	27

Security name	Interest rate	Maturity date	Principal	Value

GO Revenue: 0.27%
Andover NJ Regional School District Refunding School Bond Series 2014 (Build America Mutual Assurance Company Insured)	3.00%	2-15-2020	$515,000	$524,301
Hudson County NJ Refunding Bond County College	4.00	7-15-2018	1,135,000	1,135,976
New Jersey TTFA Transit System Series A	5.75	6-15-2020	4,425,000	4,631,072
Trenton City NJ Refunding Bond	4.00	7-15-2019	1,905,000	1,940,033
Trenton City NJ Refunding Bond	4.00	7-15-2020	1,685,000	1,726,030
Trenton City NJ Refunding Bond (Build America Mutual Assurance Company Insured)	5.00	12-1-2020	1,675,000	1,793,506
Winslow Township NJ Board of Education Refunding Bond	4.00	8-1-2018	425,000	425,825
Winslow Township NJ Board of Education Refunding Bond	4.00	8-1-2019	525,000	537,721

				12,714,464

Health Revenue: 0.09%
New Jersey Health Care Facilities Finance Authority Street Joseph’s Health Care Systems	6.63	7-1-2038	4,025,000	4,025,000

Housing Revenue: 1.54%
New Jersey Housing and Mortgage Finance Agency Multifamily Series A	2.00	11-1-2021	325,000	323,024
New Jersey Housing and Mortgage Finance Agency Multifamily Series B	1.65	5-1-2020	4,605,000	4,591,784
New Jersey Housing and Mortgage Finance Agency Multifamily Series B	2.00	5-1-2021	14,335,000	14,315,218
New Jersey Housing and Mortgage Finance Agency Series B	1.15	11-1-2018	11,095,000	11,071,368
New Jersey Housing and Mortgage Finance Agency Series B	1.25	5-1-2019	6,000,000	5,967,480
New Jersey Housing and Mortgage Finance Agency Single Family Housing Series B	2.60	10-1-2021	6,060,000	6,059,879
New Jersey Housing and Mortgage Finance Agency Single Family Housing Series B	2.70	4-1-2022	6,195,000	6,194,876
New Jersey Housing and Mortgage Finance Agency Single Family Housing Series B	2.80	10-1-2022	5,780,000	5,779,884
New Jersey Housing and Mortgage Finance Agency Single Family Housing Series B	2.90	4-1-2023	6,370,000	6,369,809
New Jersey Housing and Mortgage Finance Agency Single Family Housing Series B	2.95	10-1-2023	5,970,000	5,969,821
New Jersey Housing and Mortgage Finance Agency Single Family Housing Series B	3.10	4-1-2024	2,820,000	2,821,382
New Jersey Housing and Mortgage Finance Agency Single Family Housing Series B	3.25	4-1-2025	3,210,000	3,209,904

				72,674,429

Miscellaneous Revenue: 1.89%
New Jersey EDA School Facilities Construction Bond Series DDD	5.00	6-15-2023	3,000,000	3,256,800
New Jersey EDA School Facilities Construction Bond Series DDD	5.00	6-15-2024	2,605,000	2,851,251
New Jersey EDA School Facilities Construction Bonds Series DD-1	5.00	12-15-2019	1,000,000	1,041,340
New Jersey EDA School Facilities Construction Bonds Series K (National Insured)	5.25	12-15-2021	1,040,000	1,128,930
New Jersey EDA School Facilities Construction Notes Series NN	5.00	3-1-2022	405,000	433,743
New Jersey EDA School Facilities Construction Refunding Bond Series NN	5.00	3-1-2021	5,020,000	5,314,373
New Jersey EDA Series BBB	5.00	6-15-2022	6,000,000	6,453,060
New Jersey EDA Series BBB	5.00	6-15-2023	4,000,000	4,342,400
New Jersey EDA Series XX	5.00	6-15-2022	7,500,000	8,066,325
New Jersey EDA Transportation Project New Jersey Transit Corporation Project Series B	5.00	11-1-2021	2,490,000	2,666,093
New Jersey EDA Transportation Project New Jersey Transit Corporation Project Series B	5.00	11-1-2022	26,000,000	28,105,740
New Jersey HFFA Greystone Park Psychiatric Hospital Project Series B	5.00	9-15-2019	2,135,000	2,211,540
New Jersey Prerefunded Bond School Facilities Construction Series EE	5.00	9-1-2018	2,375,000	2,388,704
New Jersey Prerefunded Bond School Facilities Construction Series EE	5.00	9-1-2020	1,650,000	1,761,029
New Jersey Sports & Exposition Authority Series B	5.00	9-1-2018	1,805,000	1,813,754
New Jersey TTFA Federal Highway Reimbursement Notes Subordinate Series A1	5.00	6-15-2022	5,000,000	5,011,200

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2018

  _

Security name	Interest rate	Maturity date	Principal	Value

Miscellaneous Revenue (continued)
New Jersey TTFA Series A	5.00%	12-15-2018	$1,000,000	$1,013,630
New Jersey TTFA Series A	5.00	12-15-2019	3,000,000	3,124,020
New Jersey TTFA Series A	5.00	6-15-2020	1,000,000	1,049,620
Newark NJ Housing Authority Refunding Bond Newark Redevelopment Project (National Insured)	5.25	1-1-2020	2,170,000	2,279,563
Newark NJ Housing Authority Refunding Bond Newark Redevelopment Project (National Insured)	5.25	1-1-2021	4,570,000	4,919,239

				89,232,354

Tax Revenue: 0.06%
New Jersey Casino Reinvestment Development Authority	4.00	11-1-2019	1,425,000	1,456,279
New Jersey EDA Unrefunded Bond School Facilities Construction Series EE	5.00	9-1-2018	865,000	869,316
New Jersey EDA Unrefunded Bond School Facilities Construction Series EE	5.00	9-1-2020	610,000	640,817

				2,966,412

Tobacco Revenue: 0.05%
New Jersey EDA	4.00	6-15-2019	2,500,000	2,545,850

Transportation Revenue: 1.64%
New Jersey TTFA Series A	5.25	12-15-2020	33,465,000	35,589,024
New Jersey TTFA Series A1	5.00	6-15-2020	7,000,000	7,347,340
New Jersey TTFA Series A1	5.00	6-15-2021	5,000,000	5,319,550
New Jersey TTFA Series AA	5.00	6-15-2019	2,070,000	2,127,732
New Jersey TTFA Transportation Program Notes Series BB-2 (SIFMA Municipal Swap +1.20%) ±	2.71	6-15-2034	5,000,000	5,018,350
New Jersey Turnpike Authority Series C-6 (1 Month LIBOR +0.75%) ±	2.14	1-1-2030	21,820,000	22,033,181

				77,435,177

				282,286,419

New Mexico: 0.81%

Education Revenue: 0.00%
New Mexico Educational Assistance Foundation Series A2 (3 Month LIBOR +0.65%) ±	2.95	12-1-2028	230,000	230,035

Utilities Revenue: 0.81%
Farmington NM PCR Southern California Edison Company Four Corners Project Series B	1.88	4-1-2029	5,750,000	5,712,280
New Mexico Municipal Energy Acquisition Authority Gas Supply Subordinate Bond Series B (1 Month LIBOR +0.75%) (Royal Bank of Canada SPA) ±	2.08	11-1-2039	32,500,000	32,530,550

				38,242,830

				38,472,865

New York: 11.41%

Airport Revenue: 0.89%
New York Transportation Development Corporation American Airlines Incorporated John F. Kennedy International Airport Project Series 2016	5.00	8-1-2019	8,000,000	8,239,760
New York Transportation Development Corporation Special Delta Airlines Incorporated	5.00	1-1-2024	30,130,000	33,548,851

				41,788,611

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Short-Term Municipal Bond Fund	29

Security name	Interest rate	Maturity date	Principal	Value

GO Revenue: 3.56%
Binghamton NY Various Purpose BAN Series B	3.00%	4-19-2019	$21,000,000	$21,208,320
Nassau County NY Prerefunded Bond Series C	5.00	10-1-2020	3,020,000	3,145,934
Nassau County NY Series A	5.00	1-1-2020	4,000,000	4,196,400
Nassau County NY Series F	5.00	10-1-2020	1,780,000	1,855,365
Nassau County NY Unrefunded Bond Series C	5.00	10-1-2020	45,000	46,905
New York NY Adjusted Fiscal 2008 Subordinate Bond Series A-4 (AGM Insured) (m)	1.85	8-1-2026	16,375,000	16,375,000
New York NY Adjusted Fiscal 2008 Subordinate Bond Series C-4 (AGC Insured) (m)	1.95	10-1-2027	14,900,000	14,900,000
New York NY Subordinate Bond Series J-11 (SIFMA Municipal Swap +0.58%) ±	2.09	8-1-2027	43,810,000	43,895,868
Oyster Bay NY Public Improvement	4.00	2-15-2020	1,000,000	1,027,770
Oyster Bay NY Public Improvement Series B (AGM Insured)	3.00	11-1-2018	1,140,000	1,144,651
Rockland County NY Public Improvement Series C (AGM Insured)	3.00	5-1-2020	1,390,000	1,421,094
Rockland County NY Refunding Bond (Build America Mutual Assurance Company Insured)	3.00	2-15-2019	1,830,000	1,846,873
Rockland County NY Refunding Bond (Build America Mutual Assurance Company Insured)	3.00	2-15-2020	630,000	642,795
Suffolk County NY Refunding Bond Series A	5.00	4-1-2019	1,385,000	1,418,836
Suffolk County NY TAN	2.50	7-25-2018	55,000,000	55,031,900

				168,157,711

Health Revenue: 0.12%
New York NY Health & Hospital Corporation Health System Series A	5.50	2-15-2020	5,755,000	5,772,956

Housing Revenue: 0.61%
New York HFA Affordable Housing Series L (GNMA/FNMA/FHLMC Insured)	1.65	5-1-2021	6,400,000	6,340,416
New York HFA Affordable Housing Series M-1 (GNMA/FNMA/FHLMC Insured)	1.80	5-1-2020	1,200,000	1,199,772
New York HFA Affordable Housing Series M-1 (GNMA/FNMA/FHLMC Insured)	2.00	5-1-2021	5,000,000	4,998,600
New York NY Housing Development Corporation Multifamily Housing Sustainable Neighborhood Series D1-B	1.50	11-1-2018	1,000,000	999,730
New York NY Housing Development Corporation Sustainable Neighborhood Bonds Series I2B	2.00	5-1-2021	12,000,000	12,002,400
Saratoga County NY Capital Resource Corporation Multifamily Housing Preservation LLC Project	2.00	7-1-2020	3,250,000	3,248,245

				28,789,163

Miscellaneous Revenue: 0.18%
Suffolk County NY Judicial Facilities Agency Leases H. Lee Dennison Building	5.00	11-1-2018	2,640,000	2,666,426
Suffolk County NY Judicial Facilities Agency Leases H. Lee Dennison Building	5.00	11-1-2019	2,775,000	2,895,047
Suffolk County NY Judicial Facilities Agency Leases H. Lee Dennison Building	5.00	11-1-2020	2,915,000	3,110,101

				8,671,574

Tax Revenue: 1.32%
New York City NY Transitional Finance Authority (SIFMA Municipal Swap +0.80%) ±	2.31	11-1-2022	22,600,000	22,858,318
New York Metropolitan Transportation Authority Subordinate Bond Series A2A (SIFMA Municipal Swap +0.45%) ±	1.96	11-1-2026	6,895,000	6,942,507
New York Metropolitan Transportation Authority Subordinate Bond Series B3 (SIFMA Municipal Swap +0.90%) ±	2.41	11-1-2018	32,600,000	32,660,636

				62,461,461

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2018

  _

Security name	Interest rate	Maturity date	Principal	Value

Transportation Revenue: 3.62%
New York Metropolitan Transportation Authority Subordinate Bond Series A-3 (SIFMA Municipal Swap +0.50%) ±	2.01%	11-15-2042	$39,500,000	$39,498,420
New York Metropolitan Transportation Authority Subordinate Bond Series A2 (SIFMA Municipal Swap +0.58%) ±	2.09	11-15-2039	2,000,000	2,002,380
New York Metropolitan Transportation Authority Subordinate Bond Series B4	5.00	11-15-2030	13,645,000	14,259,980
New York Metropolitan Transportation Authority Subordinate Bond Series C2	4.00	11-15-2033	8,000,000	8,334,960
New York Metropolitan Transportation Authority Subordinate Bond Series D-2 (SIFMA Municipal Swap +0.45%) ±	1.96	11-15-2044	22,545,000	22,524,484
New York Metropolitan Transportation Authority Subordinate Bond Series D-2A-1 (1 Month LIBOR +0.57%) (AGM Insured) ±	1.94	11-1-2032	7,500,000	7,548,225
New York Metropolitan Transportation Authority Subordinate Bond Series D-2A-2 (1 Month LIBOR +0.68%) (AGM Insured) ±	2.05	11-1-2032	20,000,000	20,176,800
New York Metropolitan Transportation Authority Subordinate Bond Series D2	4.00	11-15-2034	14,665,000	15,044,530
New York Metropolitan Transportation Authority Subordinate Bond Series G1 (1 Month LIBOR +0.48%) ±	1.81	11-1-2026	31,950,000	31,952,237
Niagara Falls NY Board Community Toll (National Insured)	6.25	10-1-2020	8,685,000	9,504,951

				170,846,967

Utilities Revenue: 0.97%
Long Island NY Power Authority Electric System Series C (1 Month LIBOR +0.65%) ±	2.04	5-1-2033	12,000,000	12,002,160
Long Island NY Power Authority Electric System Series C (1 Month LIBOR +0.88%) ±	2.27	5-1-2033	33,750,000	33,762,150

				45,764,310

Water & Sewer Revenue: 0.14%
New York Environmental Facilities Corporation Municipal Water Series A	5.00	6-15-2019	1,000,000	1,034,910
New York NY Municipal Water Authority Series BB-1 (State Street Bank & Trust Company SPA) ø	1.55	6-15-2049	5,470,000	5,470,000

				6,504,910

				538,757,663

North Carolina: 0.01%

Utilities Revenue: 0.01%
North Carolina Eastern Municipal Power Agency Series C (AGC Insured)	6.00	1-1-2019	250,000	255,545

Ohio: 2.49%

GO Revenue: 0.01%
Springfield OH Refunding Bond (AGC Insured)	4.00	12-1-2020	730,000	742,111

Health Revenue: 0.12%
Lake County OH Lake Hospital System Incorporated	5.00	8-15-2020	905,000	959,816
Lorain County OH Port Authority EDA Series A	4.00	11-15-2018	670,000	677,182
Warren County OH HCFR Otterbein Homes Series A	5.00	7-1-2018	2,000,000	2,000,000
Warren County OH HCFR Otterbein Homes Series A	5.00	7-1-2019	2,215,000	2,288,117

				5,925,115

Housing Revenue: 0.52%
Cuyahoga OH Metropolitan Housing Authority Carver Park Phase I Project øø	1.00	9-1-2019	7,000,000	6,978,230
Cuyahoga OH Metropolitan Housing Authority Headquarters Project	1.75	3-1-2020	5,640,000	5,637,180

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Short-Term Municipal Bond Fund	31

Security name	Interest rate	Maturity date	Principal	Value

Housing Revenue (continued)
FHLMC Multifamily Certificates Series M042 A (SIFMA Municipal Swap +0.30%) ±	1.81%	9-15-2033	$10,990,000	$10,990,000
Lucas OH Metropolitan Housing Authority Certificate of Participation	2.25	11-1-2020	780,000	777,878

				24,383,288

Miscellaneous Revenue: 0.06%
Ohio Portsmouth Bypass Project	5.00	12-31-2020	1,320,000	1,404,269
Ohio Portsmouth Bypass Project	5.00	12-31-2021	1,205,000	1,307,305

				2,711,574

Resource Recovery Revenue: 0.22%
Ohio Air Quality Development Authority Ohio Valley Electric Corporation Series E	5.63	10-1-2019	10,000,000	10,263,500

Utilities Revenue: 1.56%
Lancaster OH Port Authority (1 Month LIBOR +0.72%) (Royal Bank of Canada SPA) ±	2.05	5-1-2038	73,500,000	73,586,730

				117,612,318

Oklahoma: 0.67%

Airport Revenue: 0.10%
Tulsa OK Airports Improvement Trust Series 2013A (Build America Mutual Assurance Company Insured)	5.00	6-1-2020	695,000	733,086
Tulsa OK Airports Improvement Trust Series 2015A (Build America Mutual Assurance Company Insured)	5.00	6-1-2020	1,000,000	1,054,800
Tulsa OK Airports Improvement Trust Series A (Build America Mutual Assurance Company Insured)	5.00	6-1-2019	3,025,000	3,099,808

				4,887,694

GO Revenue: 0.28%
Oklahoma County OK Independent School District #52 Series A	2.50	1-1-2021	3,535,000	3,560,593
Oklahoma County OK Independent School District #52 Series A	3.00	1-1-2022	3,535,000	3,616,446
Oklahoma County OK Independent School District #52 Series A	3.00	1-1-2023	3,135,000	3,217,388
Oklahoma County OK Independent School District #52 Series A	3.50	1-1-2020	2,840,000	2,912,988

				13,307,415

Health Revenue: 0.05%
Oklahoma City OK Industrial & Cultural Facilities Series B (National Insured) (m)(n)	2.73	6-1-2019	300,000	300,000
Oklahoma Development Finance Authority OU Medicine Project Series B	5.00	8-15-2022	500,000	544,710
Oklahoma Development Finance Authority OU Medicine Project Series B	5.00	8-15-2023	500,000	551,330
Oklahoma Development Finance Authority OU Medicine Project Series B	5.00	8-15-2024	600,000	667,296

				2,063,336

Miscellaneous Revenue: 0.23%
Blaine County OK Educational Facilities Authority Watonga Public Schools Project	5.00	12-1-2021	945,000	1,023,378
Cleveland County OK Educational Facilities Authority Norman Public Schools Project	5.00	7-1-2018	2,680,000	2,680,000
Cleveland County OK Educational Facilities Authority Norman Public Schools Project	5.00	7-1-2019	2,000,000	2,065,000
Creek County OK Educational Facilities Authority Sapulpa Public School Project	5.00	9-1-2020	2,550,000	2,713,175
Grady County OK School Finance Authority Tuttle Public School Project	5.00	9-1-2019	1,000,000	1,037,520
Grady County OK School Finance Authority Tuttle Public School Project	5.00	9-1-2021	1,065,000	1,157,932

				10,677,005

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2018

  _

Security name	Interest rate	Maturity date	Principal	Value

Tax Revenue: 0.01%
Cleveland County OK Justice Authority Detention Facility Project	4.00%	3-1-2020	$500,000	$507,120

				31,442,570

Other: 0.51%

Miscellaneous Revenue: 0.51%
Branch Banking & Trust Municipal Investment Trust Various States Class C (SIFMA Municipal Swap +1.05%) (Rabobank LOC) 144A±	2.56	12-31-2019	15,124,161	15,210,671
Branch Banking & Trust Municipal Investment Trust Various States Class D (SIFMA Municipal Swap +0.80%) (Rabobank LOC) 144A±	2.31	11-15-2019	1,577,723	1,581,115
Public Housing Capital Fund Trust I (HUD Insured) 144A	4.50	7-1-2022	5,630,489	5,631,390
Public Housing Capital Fund Trust II (HUD Insured) 144A	4.50	7-1-2022	1,709,479	1,711,325

				24,134,501

Pennsylvania: 6.38%

Education Revenue: 0.25%
Philadelphia PA Authority For Industrial Development Thomas Jefferson University Series B ø	1.79	9-1-2050	12,000,000	12,000,000

GO Revenue: 1.51%
Butler PA Area School District (AGM Insured)%%	5.00	10-1-2023	1,280,000	1,443,648
Butler PA Area School District (AGM Insured)%%	5.00	10-1-2024	2,965,000	3,378,410
Butler PA Area School District (AGM Insured)%%	5.00	10-1-2025	4,695,000	5,395,494
Coatesville PA Area School District (AGM Insured)	5.00	8-1-2023	1,000,000	1,120,020
Lackawanna County PA Riverside School District Project (Build America Mutual Assurance Company Insured)	4.00	10-15-2019	1,400,000	1,436,526
Lackawanna County PA Riverside School District Project (Build America Mutual Assurance Company Insured)	4.00	10-15-2020	1,455,000	1,512,647
Manheim Township PA School District Series A (1 Month LIBOR +0.47%) ±	1.82	5-1-2025	3,760,000	3,787,410
Penn Hills PA School District (Build America Mutual Assurance Company Insured)	5.00	11-15-2020	825,000	872,669
Penn Hills PA School District (Build America Mutual Assurance Company Insured)	5.00	11-15-2021	1,275,000	1,370,855
Philadelphia PA School District Series A	5.00	9-1-2022	1,000,000	1,099,430
Philadelphia PA School District Series A	5.00	9-1-2024	800,000	898,456
Philadelphia PA School District Series C	5.00	9-1-2020	1,125,000	1,196,258
Philadelphia PA School District Series D	5.00	9-1-2018	5,300,000	5,328,885
Philadelphia PA School District Series D	5.00	9-1-2020	1,500,000	1,595,010
Philadelphia PA School District Series D	5.00	9-1-2021	1,750,000	1,894,883
Philadelphia PA School District Series E	5.00	9-1-2018	1,000,000	1,005,450
Philadelphia PA School District Series E (State Aid Withholding Insured)	5.00	9-1-2020	2,225,000	2,365,932
Philadelphia PA School District Series E	5.25	9-1-2023	7,000,000	7,423,570
Philadelphia PA School District Series F	5.00	9-1-2020	2,750,000	2,924,185
Philadelphia PA School District Series F	5.00	9-1-2021	3,580,000	3,876,388
Philadelphia PA Series A	5.00	7-15-2018	1,000,000	1,001,190
Philadelphia PA Unrefunded Bond Series A (AGM Insured)	5.00	8-1-2019	3,420,000	3,428,379
Scranton PA 144A	5.00	9-1-2020	2,205,000	2,311,171
Scranton PA RAN 144A	2.90	12-15-2018	6,375,000	6,368,434
Scranton PA School District Series A	5.00	6-1-2021	680,000	721,915
Scranton PA School District Series A	5.00	6-1-2022	730,000	784,881
Scranton PA School District Series A	5.00	6-1-2023	835,000	906,735

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Short-Term Municipal Bond Fund	33

Security name	Interest rate	Maturity date	Principal	Value

Go Revenue (continued)
Scranton PA School District Series B	5.00%	6-1-2021	$580,000	$615,751
Scranton PA School District Series B (National Insured)	5.00	6-1-2022	870,000	937,068
Scranton PA School District Series B (National Insured)	5.00	6-1-2023	615,000	669,298
Scranton PA School District Series C	5.00	6-1-2020	585,000	613,121
Scranton PA School District Series C	5.00	6-1-2021	590,000	626,368
Warwick PA School District	4.00	2-15-2020	1,000,000	1,037,970
West Mifflin PA School District (AGM Insured)	5.00	10-1-2018	605,000	610,385
West Mifflin PA School District (AGM Insured)	5.00	10-1-2019	750,000	781,943

				71,340,735

Health Revenue: 0.93%
Allegheny County PA Hospital Development Authority University of Pittsburgh Medical Center Series A-1 (3 Month LIBOR +0.72%) ±	2.30	2-1-2021	1,985,000	1,995,084
Berks County PA IDA Health System Tower Health Project	5.00	11-1-2023	1,000,000	1,124,480
Berks County PA IDA Health System Tower Health Project	5.00	11-1-2024	1,000,000	1,134,790
Montgomery County PA Higher Education and Health Authority Series 2018D ø	1.79	9-1-2050	12,000,000	12,000,000
Montgomery County PA Higher Education and Thomas Jefferson University (SIFMA Municipal Swap +0.72%) ±	2.23	9-1-2051	10,000,000	9,995,900
Montgomery County PA Higher Education and Thomas Jefferson University Series A	5.00	9-1-2023	1,050,000	1,184,463
Montgomery County PA IDA Albert Einstein Healthcare Network Issue Series A	5.00	1-15-2020	1,315,000	1,362,327
Philadelphia PA Hospitals & HEFAR Temple University Health System	5.00	7-1-2021	1,250,000	1,331,800
Philadelphia PA Hospitals & HEFAR Temple University Health System	5.00	7-1-2022	2,000,000	2,163,620
Philadelphia PA Hospitals & HEFAR Temple University Health System Series B	5.00	7-1-2018	8,385,000	8,385,000
Quakertown PA Health Facilities Authority Series A	3.13	7-1-2021	3,250,000	3,201,088

				43,878,552

Housing Revenue: 0.53%
Pennsylvania HFA Single Family Series 125A	2.38	10-1-2025	21,925,000	21,643,702
Pittsburgh PA Urban Redevelopment Authority Crawfordinary Square Apartments Project	2.25	12-1-2020	3,300,000	3,319,140

				24,962,842

Industrial Development Revenue: 0.50%
Montgomery County PA IDA Exelon Generation Company LLC	2.50	10-1-2030	15,795,000	15,791,999
Montgomery County PA IDA Peco Energy Company Project Series A	2.60	3-1-2034	2,125,000	2,124,511
Pennsylvania EDFA Bridges Finco LP	5.00	12-31-2018	2,385,000	2,419,320
Pennsylvania EDFA Bridges Finco LP	5.00	12-31-2020	1,850,000	1,964,867
Pennsylvania EDFA Bridges Finco LP	5.00	12-31-2021	1,095,000	1,182,622

				23,483,319

Miscellaneous Revenue: 0.43%
Bethlehem PA Area School District Authority Bethlehem Area School District Refunding Bond Project (1 Month LIBOR +0.49%) ±	1.96	1-1-2030	4,990,000	5,000,329
Delaware County PA Authority Neumann University	4.00	10-1-2021	2,620,000	2,701,639
Delaware Valley PA Regional Finance Authority (Ambac Insured)	5.50	8-1-2018	2,020,000	2,026,262
Pennsylvania Certificate of Participation (AGM Insured)	2.00	11-1-2019	1,100,000	1,095,985
Pennsylvania Certificate of Participation (AGM Insured)	4.00	11-1-2019	1,005,000	1,027,592
Pennsylvania Public School Building Authority	5.00	4-1-2019	1,220,000	1,249,536

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2018

  _

Security name	Interest rate	Maturity date	Principal	Value

Miscellaneous Revenue (continued)
Philadelphia PA RDA Transformation Initiative Series B	5.00%	4-15-2019	$2,000,000	$2,044,920
Philadelphia PA RDA Transformation Initiative Series B	5.00	4-15-2020	1,870,000	1,958,993
Scranton PA RDA Series A (Municipal Government Guaranty Insured)	5.00	11-15-2021	2,925,000	3,014,271

				20,119,527

Resource Recovery Revenue: 1.21%
Delaware County PA IDA Resource Recovery Facility Series A	6.20	7-1-2019	805,000	807,045
Pennsylvania EDFA Solid Waste Disposal Republic Services Incorporated Project	1.80	6-1-2044	6,000,000	6,000,000
Pennsylvania EDFA Solid Waste Disposal Republic Services Incorporated Project Series A	1.75	4-1-2019	7,000,000	7,000,000
Pennsylvania EDFA Solid Waste Disposal Series A	1.70	8-1-2037	8,455,000	8,313,379
Pennsylvania EDFA Solid Waste Disposal Waste Management Incorporated Project	2.00	8-1-2045	35,000,000	35,007,000

				57,127,424

Transportation Revenue: 0.65%
Pennsylvania Turnpike Commission Series B (SIFMA Municipal Swap +1.15%) ±	2.66	12-1-2019	18,150,000	18,338,397
Pennsylvania Turnpike Commission Series B (SIFMA Municipal Swap +1.27%) ±	2.78	12-1-2020	11,300,000	11,495,038
Reading PA Parking Authority CAB (National Insured) ¤	0.00	11-15-2019	1,000,000	965,700

				30,799,135

Utilities Revenue: 0.05%
Philadelphia PA Gas Works Series 1998 General Ordinance (AGM Insured)	5.00	7-1-2019	2,500,000	2,580,000

Water & Sewer Revenue: 0.32%
Pittsburgh PA Water & Sewer Authority Series C (1 Month LIBOR +0.64%) (AGM Insured) ±	2.03	9-1-2040	15,000,000	15,025,050

				301,316,584

Rhode Island: 0.30%

Education Revenue: 0.02%
Rhode Island Health & Educational Building Corporation Providence College	5.00	11-1-2018	265,000	267,952
Rhode Island Student Loan Authority AMT Series A	5.00	12-1-2019	450,000	468,171

				736,123

Health Revenue: 0.07%
Rhode Island Health & Educational Building Corporation Tockwotton Home Series 2011	8.38	1-1-2046	3,000,000	3,471,060

Miscellaneous Revenue: 0.21%
Rhode Island & Providence Plantations Consol Capital Series A	5.00	8-1-2023	8,045,000	8,952,074
Rhode Island Health & Educational Building Corporation Providence Public Schools Program Series A	5.00	5-15-2019	1,100,000	1,132,428

				10,084,502

				14,291,685

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Short-Term Municipal Bond Fund	35

Security name	Interest rate	Maturity date	Principal	Value

South Carolina: 0.99%

Education Revenue: 0.08%
South Carolina Jobs EDA East Point Academy Project Series A 144A	2.25%	5-1-2019	$3,500,000	$3,483,445

GO Revenue: 0.75%
Spartanburg County SC School District #7 BAN	5.00	11-15-2018	35,000,000	35,443,450

Housing Revenue: 0.15%
South Carolina Housing Finance & Development Authority Housing Waters Berryhill	2.05	12-1-2019	7,250,000	7,252,248

Miscellaneous Revenue: 0.01%
Lee County SC School Facilities Incorporated Lee County School District Project (AGM Insured)	3.00	12-1-2018	390,000	392,434

				46,571,577

Tennessee: 0.99%

Airport Revenue: 0.07%
Memphis-Shelby County TN Airport Authority Series A1	5.75	7-1-2019	1,500,000	1,557,375
Memphis-Shelby County TN Airport Authority Series B	5.50	7-1-2019	1,505,000	1,558,879

				3,116,254

Health Revenue: 0.04%
Greeneville TN Health and Educational Ballad Health Series A	5.00	7-1-2023	1,600,000	1,792,304

Utilities Revenue: 0.88%
Tennessee Energy Acquisition Corporation Series A	4.00	5-1-2048	25,000,000	26,624,500
Tennessee Energy Acquisition Corporation Series A	5.25	9-1-2018	3,400,000	3,419,550
Tennessee Energy Acquisition Corporation Series A	5.25	9-1-2019	6,225,000	6,461,737
Tennessee Energy Acquisition Corporation Series C	5.00	2-1-2019	5,110,000	5,202,900

				41,708,687

				46,617,245

Texas: 16.69%

Airport Revenue: 0.10%
Dallas-Fort Worth TX International Airport Series B	5.00	11-1-2023	500,000	549,445
Houston TX Airport System Refunding Bond Subordinate Lien Series A	5.00	7-1-2024	3,620,000	3,964,877

				4,514,322

Education Revenue: 0.42%
North Texas Higher Education Authority Incorporated Student Loan Series 2 Class A (3 Month LIBOR +1.00%) ±	3.31	4-1-2037	5,420,000	5,472,628
Texas A&M University System Permanent University Series A	5.00	7-1-2021	4,870,000	5,313,365
Texas PFA Southern University Financing System (Build America Mutual Assurance Company Insured)	5.00	11-1-2018	3,395,000	3,432,718
Texas PFA Southern University Financing System (Build America Mutual Assurance Company Insured)	5.00	11-1-2019	2,375,000	2,475,486
University of Texas Financing System Refunding Bonds Series C	5.00	8-15-2022	3,000,000	3,360,210

				20,054,407

The accompanying notes are an integral part of these financial statements.

36	Wells Fargo Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2018

  _

Security name	Interest rate	Maturity date	Principal	Value

GO Revenue: 10.06%
Brownsville TX Independent School District Maintenance Tax Notes	4.00%	8-15-2019	$7,905,000	$8,109,581
Clear Creek TX Independent School District Series B	1.35	2-15-2038	12,000,000	11,996,400
Clear Creek TX Independent School District Series B	3.00	2-15-2032	4,445,000	4,505,985
Cypress Fairbanks TX School District Series B-1	3.00	2-15-2036	11,130,000	11,283,038
Dallas TX Series A	5.00	2-15-2019	5,000,000	5,106,600
Dallas TX Unrefunded Balance Refunding Bond	5.00	2-15-2021	3,580,000	3,862,856
Denton TX Independent School District Prerefunded Education Bond Series A	2.00	8-1-2042	3,330,000	3,331,432
Denton TX Independent School District Prerefunded Bond Series A	2.00	8-1-2042	5,615,000	5,617,414
Denton TX Independent School District Unrefunded Bond Series A	2.00	8-1-2042	2,490,000	2,491,245
Denton TX Independent School District Unlimited Tax School Building Bond Series 2013	2.00	8-1-2043	7,000,000	7,014,140
Denton TX Independent School District Unlimited Tax School Building Bond Series 2014B	2.00	8-1-2044	39,075,000	39,178,549
Eagle Mountain & Saginaw TX Independent School District	2.00	8-1-2050	12,150,000	12,182,198
Fort Bend TX Independent School District Series C	1.35	8-1-2042	5,630,000	5,553,601
Fort Bend TX independent School District Series D	1.50	8-1-2042	10,770,000	10,559,339
Georgetown TX Independent School District	2.00	8-1-2034	4,620,000	4,621,386
Goose Creek TX Consolidated Independent School District	1.35	2-15-2040	15,160,000	15,155,452
Harlandale TX Independent School District	2.00	8-15-2045	22,165,000	22,174,974
Harris County TX Houston Independent School District Series B	1.45	6-1-2035	11,580,000	11,504,151
Harris County TX Refunding Bonds Series A	5.00	10-1-2021	10,000,000	10,413,200
Houston TX Independent School District Limited Tax Schoolhouse Series B	2.40	6-1-2036	5,000,000	5,039,300
Houston TX Public Improvement Series A	5.00	3-1-2019	7,000,000	7,161,840
Houston TX Public Improvement Series A	5.00	3-1-2020	4,000,000	4,213,160
Houston TX Public Improvement Series A	5.00	3-1-2021	4,000,000	4,320,200
Houston TX Public Improvement Series A	5.00	3-1-2022	5,000,000	5,523,150
Houston TX Public Improvement Series A	5.00	3-1-2023	3,500,000	3,941,700
Hurst Euless Bedford TX Independent School District Prerefunded Bond	5.00	8-15-2022	2,140,000	2,279,721
Hutto TX Independent School District Series 2015	3.00	2-1-2055	23,425,000	23,947,378
Lake Travis TX Independent School District Series B	2.63	2-15-2048	10,000,000	10,157,300
Leander TX Independent School District Refunding CAB ¤	0.00	8-15-2023	1,065,000	946,444
Mansfield TX Independent School District	2.50	8-1-2042	8,250,000	8,357,663
McAllen TX Independent School District Series A	5.00	2-15-2024	2,620,000	2,979,805
Midlothian TX Independent School District Prerefunded Bond Series B	2.50	8-1-2052	245,000	245,218
Midlothian TX Independent School District Unrefunded Bond Series B	2.50	8-1-2052	5,405,000	5,408,729
North East TX Independent School District	2.00	8-1-2044	9,070,000	9,094,036
North East TX Independent School District	2.38	8-1-2047	7,135,000	7,172,245
North East TX Independent School District Series A	2.00	8-1-2042	28,330,000	28,344,165
Northside TX Independent School Building Project District Series A	2.00	6-1-2039	4,010,000	4,018,982
Northside TX Independent School District Building Bonds Series 2018%%	2.75	8-1-2048	16,225,000	16,541,550
Northside TX Independent School District Building Project	1.65	8-1-2045	6,650,000	6,651,530
Northside TX Independent School District Building Project	1.75	6-1-2032	6,395,000	6,255,077
Northside TX Independent School District Building Project	2.00	8-1-2044	21,195,000	21,251,167
Northside TX Independent School District Building Project	2.00	6-1-2046	8,600,000	8,568,524
Pasadena TX Independent School District Building Project Series B	3.00	2-15-2044	45,060,000	45,679,575
Pflugerville TX Independent School District Prerefunded Bond	2.00	8-15-2039	7,665,000	7,704,705
Pflugerville TX Independent School District Prerefunded Bond School Building Series A	2.00	8-15-2039	4,830,000	4,855,019
Pflugerville TX Independent School District Unrefunded Bond	2.00	8-15-2039	15,205,000	15,246,662
Texas Northside Independent School District	1.45	6-1-2047	4,000,000	3,966,360
Tomball TX Independent School District Series B2	3.00	2-15-2039	10,410,000	10,426,760

				474,959,506

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Short-Term Municipal Bond Fund	37

Security name	Interest rate	Maturity date	Principal	Value

Health Revenue: 0.80%
Coastal Bend TX Health Facilities Development Corporation (AGM Insured) (m)	1.85%	7-1-2031	$8,150,000	$8,150,000
Harris County TX Health Facilities Development Corporation Series A3 (AGM Insured) (m)	1.80	7-1-2031	14,000,000	14,000,000
Harris County TX Health Facilities Development Corporation Series A4 (AGM Insured) (m)	1.85	7-1-2031	12,000,000	12,000,000
Tarrant County TX ECFA Hendrick Medical Center Group	5.00	9-1-2019	655,000	679,504
Tarrant County TX ECFA Hendrick Medical Center Group	5.00	9-1-2020	920,000	977,463
Tarrant County TX ECFA Hendrick Medical Center Group	5.00	11-15-2020	1,045,000	1,097,501
Travis County TX Health Facilities Development Corporation Longhorn Village Project Series A	7.13	1-1-2046	845,000	952,729

				37,857,197

Housing Revenue: 1.51%
Austin TX Affordable PFC Incorporated Multifamily Housing Bridge Cameron Apartments	1.86	12-1-2021	25,000,000	24,916,750
Bexar County TX Housing Finance Corporation Medio Springs Apartments Project	2.00	11-1-2020	26,000,000	25,971,920
New Hope TX Cultural Education Facilities Finance Corporation Student Housing Project Series A	3.25	8-1-2019	13,000,000	12,986,350
Odessa TX Housing Finance Corporation 87th Street Apartments Project (FHA Insured)	1.43	12-1-2020	7,500,000	7,497,525

				71,372,545

Miscellaneous Revenue: 0.17%
Texas Veterans Bond Series D (FHLB SPA) ø	1.55	6-1-2045	7,810,000	7,810,000

Resource Recovery Revenue: 0.36%
Mission TX Economic Development Corporation Waste Management Project	2.50	8-1-2020	11,000,000	11,031,350
Port Arthur TX Navigation District Motiva Enterprises LLC Project Series A ø	1.78	4-1-2040	6,050,000	6,050,000

				17,081,350

Transportation Revenue: 0.86%
Central Texas Regional Mobility Authority Series B	5.00	1-1-2045	310,000	326,659
Central Texas Regional Mobility Authority Subordinate Lien Bond	5.00	1-1-2019	750,000	760,793
North Texas Tollway Authority Refunding Bond Series A (SIFMA Municipal Swap +0.80%) ±	2.31	1-1-2050	17,250,000	17,251,725
North Texas Tollway Authority Series A	5.00	1-1-2020	1,050,000	1,101,230
North Texas Tollway Authority Series A	5.00	1-1-2021	1,860,000	1,995,594
North Texas Tollway Authority Special Projects System Series A	6.00	9-1-2041	3,500,000	3,926,685
North Texas Tollway Authority Special Projects System Series D	5.00	9-1-2024	1,790,000	1,953,660
North Texas Tollway Authority Special Projects System Series D	5.00	9-1-2028	4,335,000	4,731,349
North Texas Tollway Authority Special Projects System Series D	5.25	9-1-2025	3,840,000	4,220,352
North Texas Tollway Authority Special Projects System Series D	5.25	9-1-2026	3,980,000	4,374,219

				40,642,266

Utilities Revenue: 2.26%
San Antonio TX Energy Acquisition Public Facility Corporation	5.25	8-1-2018	510,000	511,418
San Antonio TX Junior Lien Series A	2.00	12-1-2027	20,320,000	20,348,042
San Antonio TX Junior Lien Series B	1.75	12-1-2027	11,000,000	11,003,960
San Antonio TX Junior Lien Series C	3.00	12-1-2045	13,495,000	13,727,114

The accompanying notes are an integral part of these financial statements.

38	Wells Fargo Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2018

  _

Security name	Interest rate	Maturity date	Principal	Value

Utilities Revenue (continued)
San Antonio TX Junior Lien Series D	3.00%	12-1-2045	$12,000,000	$12,278,160
San Antonio TX Series A	2.25	2-1-2033	24,350,000	24,515,337
Texas Municipal Gas Acquisition & Supply Corporation III	5.00	12-15-2018	4,500,000	4,565,835
Texas Municipal Gas Acquisition & Supply Corporation III	5.00	12-15-2019	7,000,000	7,298,550
Texas Municipal Gas Acquisition & Supply Corporation Series A (SIFMA Municipal Swap +0.55%) ±	2.06	9-15-2027	12,650,000	12,506,296

				106,754,712

Water & Sewer Revenue: 0.15%
San Antonio TX Water System Junior Lien Series B	2.00	5-1-2044	5,500,000	5,436,805
Walnut Creek TX Special Utility District (Build America Mutual Assurance Company Insured)	4.00	1-10-2019	1,010,000	1,022,908
Walnut Creek TX Special Utility District (Build America Mutual Assurance Company Insured)	4.00	1-10-2020	500,000	517,175

				6,976,888

				788,023,193

Vermont: 0.01%

Education Revenue: 0.01%
Vermont Student Assistance Corporation Series B Class-A1 (3 Month LIBOR +1.50%) ±	3.82	6-1-2022	412,499	413,278

Virginia: 1.57%

Health Revenue: 0.05%
Lexington VA IDA Kendal at Lexington	3.00	1-1-2019	320,000	321,472
Lexington VA IDA Kendal at Lexington	3.00	1-1-2020	450,000	455,265
Lexington VA IDA Kendal at Lexington	4.00	1-1-2021	440,000	457,164
Lexington VA IDA Kendal at Lexington	4.00	1-1-2022	525,000	550,116
Washington VA County IDA Series C	7.25	7-1-2019	690,000	709,479

				2,493,496

Housing Revenue: 0.20%
Newport News VA Redevelopment & Housing Authority Multifamily Housing Series A	1.82	11-1-2020	9,500,000	9,484,990

Tax Revenue: 0.10%
Greater Richmond VA Convention Center Authority	5.00	6-15-2019	1,250,000	1,290,988
Greater Richmond VA Convention Center Authority	5.00	6-15-2020	1,000,000	1,061,040
Marquis VA CDA CAB 144A ¤	0.00	9-1-2045	680,000	485,649
Marquis VA CDA CAB Series A	5.10	9-1-2036	2,169,000	1,520,968
Marquis VA CDA CAB Series C ¤	0.00	9-1-2041	3,493,000	180,868

				4,539,513

Transportation Revenue: 0.04%
Virginia Commonwealth Transportation Board Refunding Bonds Series A	5.00	5-15-2023	1,500,000	1,702,440

Utilities Revenue: 1.18%
Halifax County VA IDA	2.15	12-1-2041	55,950,000	55,925,942

				74,146,381

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Short-Term Municipal Bond Fund	39

Security name	Interest rate	Maturity date	Principal	Value

Washington: 1.12%

Airport Revenue: 0.10%
Port of Seattle WA Refunding Bond Series B	5.00%	8-1-2023	$4,155,000	$4,577,273

GO Revenue: 0.11%
Washington Series A	5.00	8-1-2022	4,800,000	5,369,136

Health Revenue: 0.43%
Washington HCFR Catholic Health Initiatives Series B (SIFMA Municipal Swap +1.00%) ±	2.51	1-1-2035	8,650,000	8,674,307
Washington Health Care Facilities Authority	5.00	2-1-2023	1,025,000	1,087,248
Washington Health Care Facilities Authority Fred Hutchinson Cancer Research (1 Month LIBOR +1.10%) ±	2.51	1-1-2042	9,500,000	9,616,090
Washington Health Care Facilities Authority Series 2015	5.00	7-1-2020	850,000	893,299

				20,270,944

Housing Revenue: 0.16%
Washington Housing Finance Commission Multifamily Housing Series A	1.80	7-1-2020	7,350,000	7,331,699

Tax Revenue: 0.32%
Central Puget Sound WA Regional Transit Authority Sales Series S2B (SIFMA Municipal Swap +0.45%) ±%%	1.01	11-1-2045	15,000,000	15,000,000

				52,549,052

West Virginia: 0.23%

Resource Recovery Revenue: 0.06%
West Virginia EDA PCR Appalachian Power Company Series D	3.25	5-1-2019	2,745,000	2,752,329

Utilities Revenue: 0.17%
West Virginia Economic Development Refunding Bond Wheeling Power Company	3.00	6-1-2037	8,300,000	8,337,848

				11,090,177

Wisconsin: 2.05%

Airport Revenue: 0.22%
Wisconsin Airport Facilities PFA Senior Obligation Group Series B	5.00	7-1-2022	9,745,000	10,254,761

Education Revenue: 0.11%
Wisconsin PFA Guilford College	5.00	1-1-2021	650,000	683,098
Wisconsin PFA Guilford College	5.00	1-1-2022	625,000	665,106
Wisconsin PFA Loan Anticipation Notes Lake Oconee Academy Foundation Incorporated Project	2.30	10-1-2019	4,000,000	3,988,720

				5,336,924

Health Revenue: 0.34%
Wisconsin HEFA Ascension Health Alliance Series B	4.00	11-15-2043	13,000,000	13,251,680
Wisconsin HEFA Benevolent Corporation Cedar Community	5.00	6-1-2019	635,000	648,329
Wisconsin HEFA Benevolent Corporation Cedar Community	5.00	6-1-2020	880,000	916,098
Wisconsin HEFA Mercy Alliance Incorporated Project Series A	5.00	6-1-2019	510,000	524,627
Wisconsin HEFA Vernon Memorial Healthcare Incorporated	4.00	3-1-2019	445,000	449,219
Wisconsin HEFA Vernon Memorial Healthcare Incorporated	5.00	3-1-2020	375,000	389,651

				16,179,604

The accompanying notes are an integral part of these financial statements.

40	Wells Fargo Short-Term Municipal Bond Fund	Portfolio of investments—June 30, 2018

  _

Security name	Interest rate	Maturity date	Principal	Value

Miscellaneous Revenue: 1.38%
Milwaukee WI RAN Series M-11	5.00%	9-27-2018	$40,000,000	$40,332,400
Milwaukee WI RDA Public Schools Refunding Bond Series A	5.00	8-1-2018	4,770,000	4,782,712
Waukesha County WI Anticipation Notes Series C	3.00	5-1-2022	3,035,000	3,061,738
Waukesha County WI Series B	3.00	5-1-2021	16,725,000	16,739,885

				64,916,735

				96,688,024

Total Municipal Obligations (Cost $4,695,990,343)				4,693,587,423

Other: 0.92%
Eaton Vance Municipal Income Trust (SIFMA Municipal Swap +1.50%) ±144A§	3.00	9-1-2019	23,000,000	23,028,060
Nuveen California AMT-Free Quality Municipal Income Fund Preferred Shares Series A 144Aøø§	1.79	10-1-2047	20,400,000	20,400,000

Total Other (Cost $43,400,000)				43,428,060

	Yield		Shares

Short-Term Investments: 0.23%

Investment Companies: 0.23%
Wells Fargo Municipal Cash Management Money Market Fund Institutional Class (l)(u)##	1.43		11,091,809	11,104,010

Total Short-Term Investments (Cost $11,104,010)				11,104,010

Total investments in securities (Cost $4,750,494,353)	100.54%	4,748,119,493
Other assets and liabilities, net	(0.54)	(25,504,570)

Total net assets	100.00%	$4,722,614,923

##	All or a portion of this security is segregated for when-issued securities.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

¤	The security is issued in zero coupon form with no periodic interest payments.

ø

Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

(m)	The security is an auction-rate security which has an interest rate that resets at predetermined short-term intervals through a Dutch auction. The rate shown is the rate in effect at period end.

%%	The security is issued on a when-issued basis.

øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.

(n)	The auction to set the interest rate on the security failed at period end due to insufficient investor interest. A failed auction does not itself cause a default.

§	The security is subject to a demand feature which reduces the effective maturity.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Short-Term Municipal Bond Fund	41

Abbreviations:

AGC	Assured Guaranty Corporation

AGM	Assured Guaranty Municipal

Ambac	Ambac Financial Group Incorporated

AMT	Alternative minimum tax

BAN	Bond anticipation notes

CAB	Capital appreciation bond

CDA	Community Development Authority

ECFA	Educational & Cultural Facilities Authority

EDA	Economic Development Authority

EDFA	Economic Development Finance Authority

FHA	Federal Housing Administration

FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General obligation

HCFR	Healthcare facilities revenue

HEFA	Health & Educational Facilities Authority

HEFAR	Higher education facilities authority revenue

HFA	Housing Finance Authority

HFFA	Health Facilities Financing Authority

HUD	Department of Housing and Urban Development

IDA	Industrial Development Authority

LIBOR	London Interbank Offered Rate

LIQ	Liquidity agreement

LOC	Letter of credit

National	National Public Finance Guarantee Corporation

PCFA	Pollution Control Financing Authority

PCR	Pollution control revenue

PFA	Public Finance Authority

RAN	Revenue anticipation notes

RDA	Redevelopment Authority

SIFMA	Securities Industry and Financial Markets Association

SFMR	Single-family mortgage revenue

SPA	Standby purchase agreement

TAN	Tax anticipation notes

TTFA	Transportation Trust Fund Authority

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Municipal Cash Management Money Market Fund Institutional Class	23,294,140	1,384,790,272	1,396,992,603	11,091,809	$31,122	$0	$344,823	$11,104,010	0.23%

The accompanying notes are an integral part of these financial statements.

42	Wells Fargo Short-Term Municipal Bond Fund	Statement of assets and liabilities—June 30, 2018

Assets
Investments in unaffiliated securities, at value (cost $4,739,390,343)	$4,737,015,483
Investments in affiliated securities, at value (cost $11,104,010)	11,104,010
Cash	11,943,816
Receivable for investments sold	22,550,408
Receivable for Fund shares sold	4,647,515
Receivable for interest	37,967,999

Total assets	4,825,229,231

Liabilities
Payable for investments purchased	91,175,580
Payable for Fund shares redeemed	7,877,106
Dividends payable	1,100,170
Management fee payable	1,061,083
Administration fees payable	412,098
Distribution fee payable	31,093
Trustees’ fees and expenses payable	150
Accrued expenses and other liabilities	957,028

Total liabilities	102,614,308

Total net assets	$4,722,614,923

NET ASSETS CONSIST OF
Paid-in capital	$4,766,833,969
Undistributed net investment income	287,138
Accumulated net realized losses on investments	(42,131,324)
Net unrealized losses on investments	(2,374,860)

Total net assets	$4,722,614,923

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$1,209,079,126
Shares outstanding – Class A1	122,994,013
Net asset value per share – Class A	$9.83
Maximum offering price per share – Class A2	$10.03
Net assets – Class C	$48,100,537
Shares outstanding – Class C1	4,892,668
Net asset value per share – Class C	$9.83
Net assets – Administrator Class	$44,186,468
Shares outstanding – Administrator Class[1]	4,491,858
Net asset value per share – Administrator Class	$9.84
Net assets – Institutional Class	$3,421,248,792
Shares outstanding – Institutional Class[1]	347,372,507
Net asset value per share – Institutional Class	$9.85

[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/98 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended June 30, 2018	Wells Fargo Short-Term Municipal Bond Fund	43

Investment income
Interest	$99,822,592
Income from affiliated securities	344,823

Total investment income	100,167,415

Expenses
Management fee	16,666,227
Administration fees
Class A	2,256,916
Class C	89,017
Administrator Class	57,209
Institutional Class	2,832,892
Shareholder servicing fees
Class A	3,526,431
Class C	139,089
Administrator Class	142,781
Distribution fee
Class C	417,266
Custody and accounting fees	189,015
Professional fees	81,343
Registration fees	568,104
Shareholder report expenses	428,517
Trustees’ fees and expenses	22,272
Other fees and expenses	168,619

Total expenses	27,585,698
Less: Fee waivers and/or expense reimbursements	(3,423,609)

Net expenses	24,162,089

Net investment income	76,005,326

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(37,404,394)
Affiliated securities	31,122
Futures contracts	160,836

Net realized losses on investments	(37,212,436)
Net change in unrealized gains (losses) on investments	26,940,201

Net realized and unrealized gains (losses) on investments	(10,272,235)

Net increase in net assets resulting from operations	$65,733,091

The accompanying notes are an integral part of these financial statements.

44	Wells Fargo Short-Term Municipal Bond Fund	Statement of changes in net assets

	Year ended June 30, 2018		Year ended June 30, 2017

Operations
Net investment income		$76,005,326		$75,079,481
Net realized losses on investments		(37,212,436)		(4,903,030)
Net change in unrealized gains (losses) on investments		26,940,201		(63,765,678)

Net increase in net assets resulting from operations		65,733,091		6,410,773

Distributions to shareholders from
Net investment income
Class A		(18,913,250)		(26,881,369)
Class C		(329,883)		(357,182)
Administrator Class		(776,666)		(1,047,967)
Institutional Class		(55,986,581)		(46,799,622)

Total distributions to shareholders		(76,006,380)		(75,086,140)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	18,297,636	180,213,329	47,087,343	466,462,041
Class C	182,051	1,795,631	365,633	3,610,903
Administrator Class	1,971,304	19,431,959	3,644,235	36,019,668
Institutional Class	141,398,279	1,395,926,490	250,417,118	2,483,765,001

		1,597,367,409		2,989,857,613

Reinvestment of distributions
Class A	1,836,651	18,081,160	2,631,572	25,991,952
Class C	30,273	297,962	32,008	315,831
Administrator Class	77,693	765,617	105,008	1,037,474
Institutional Class	4,344,070	42,840,075	3,246,381	32,092,838

		61,984,814		59,438,095

Payment for shares redeemed
Class A	(61,621,053)	(606,889,814)	(222,685,934)	(2,205,141,871)
Class C	(1,695,155)	(16,694,825)	(2,262,738)	(22,325,473)
Administrator Class	(4,519,762)	(44,536,175)	(6,327,055)	(62,516,576)
Institutional Class	(145,674,086)	(1,436,794,551)	(132,881,297)	(1,312,656,176)

		(2,104,915,365)		(3,602,640,096)

Net decrease in net assets resulting from capital share transactions		(445,563,142)		(553,344,388)

Total decrease in net assets		(455,836,431)		(622,019,755)

Net assets
Beginning of period		5,178,451,354		5,800,471,109

End of period		$4,722,614,923		$5,178,451,354

Undistributed net investment income		$287,138		$233,052

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Short-Term Municipal Bond Fund	45

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2018	2017	2016	2015	2014
Net asset value, beginning of period	$9.85	$9.96	$9.93	$10.00	$9.97
Net investment income	0.13	0.12	0.11	0.09	0.11
Net realized and unrealized gains (losses) on investments	(0.02)	(0.11)	0.04	(0.06)	0.05

Total from investment operations	0.11	0.01	0.15	0.03	0.16
Distributions to shareholders from
Net investment income	(0.13)	(0.12)	(0.11)	(0.09)	(0.11)
Net realized gains	0.00	0.00	(0.01)	(0.01)	(0.02)

Total distributions to shareholders	(0.13)	(0.12)	(0.12)	(0.10)	(0.13)
Net asset value, end of period	$9.83	$9.85	$9.96	$9.93	$10.00
Total return[1]	1.15%	0.14%	1.49%	0.27%	1.55%
Ratios to average net assets (annualized)
Gross expenses	0.77%	0.76%	0.75%	0.75%	0.76%
Net expenses	0.63%	0.63%	0.62%	0.60%	0.60%
Net investment income	1.34%	1.23%	1.11%	0.89%	1.08%
Supplemental data
Portfolio turnover rate	31%	23%	16%	24%	28%
Net assets, end of period (000s omitted)	$1,209,079	$1,619,974	$3,362,147	$2,228,977	$2,031,798

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

46	Wells Fargo Short-Term Municipal Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2018	2017	2016	2015	2014
Net asset value, beginning of period	$9.85	$9.96	$9.93	$10.00	$9.97
Net investment income	0.06	0.05	0.04	0.01	0.03
Net realized and unrealized gains (losses) on investments	(0.02)	(0.11)	0.04	(0.06)	0.05

Total from investment operations	0.04	(0.06)	0.08	(0.05)	0.08
Distributions to shareholders from
Net investment income	(0.06)	(0.05)	(0.04)	(0.01)	(0.03)
Net realized gains	0.00	0.00	(0.01)	(0.01)	(0.02)

Total distributions to shareholders	(0.06)	(0.05)	(0.05)	(0.02)	(0.05)
Net asset value, end of period	$9.83	$9.85	$9.96	$9.93	$10.00
Total return[1]	0.40%	(0.61)%	0.73%	(0.48)%	0.79%
Ratios to average net assets (annualized)
Gross expenses	1.52%	1.51%	1.50%	1.50%	1.51%
Net expenses	1.38%	1.38%	1.37%	1.35%	1.35%
Net investment income	0.59%	0.49%	0.35%	0.14%	0.34%
Supplemental data
Portfolio turnover rate	31%	23%	16%	24%	28%
Net assets, end of period (000s omitted)	$48,101	$62,796	$82,111	$103,146	$133,463

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Short-Term Municipal Bond Fund	47

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$9.86	$9.97	$9.95	$10.03	$9.99
Net investment income	0.14	0.13	0.11 [1]	0.09	0.11
Net realized and unrealized gains (losses) on investments	(0.02)	(0.11)	0.03	(0.07)	0.06

Total from investment operations	0.12	0.02	0.14	0.02	0.17
Distributions to shareholders from
Net investment income	(0.14)	(0.13)	(0.11)	(0.09)	(0.11)
Net realized gains	0.00	0.00	(0.01)	(0.01)	(0.02)

Total distributions to shareholders	(0.14)	(0.13)	(0.12)	(0.10)	(0.13)
Net asset value, end of period	$9.84	$9.86	$9.97	$9.95	$10.03
Total return	1.18%	0.17%	1.42%	0.17%	1.65%
Ratios to average net assets (annualized)
Gross expenses	0.71%	0.70%	0.66%	0.68%	0.70%
Net expenses	0.60%	0.60%	0.59%	0.60%	0.60%
Net investment income	1.36%	1.27%	1.08%	0.89%	1.08%
Supplemental data
Portfolio turnover rate	31%	23%	16%	24%	28%
Net assets, end of period (000s omitted)	$44,186	$68,621	$95,121	$511,894	$565,737

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

48	Wells Fargo Short-Term Municipal Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
INSTITUTIONAL CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$9.87	$9.98	$9.95	$10.02	$9.99
Net investment income	0.16	0.15	0.13	0.11	0.13
Net realized and unrealized gains (losses) on investments	(0.02)	(0.11)	0.04	(0.06)	0.05

Total from investment operations	0.14	0.04	0.17	0.05	0.18
Distributions to shareholders from
Net investment income	(0.16)	(0.15)	(0.13)	(0.11)	(0.13)
Net realized gains	0.00	0.00	(0.01)	(0.01)	(0.02)

Total distributions to shareholders	(0.16)	(0.15)	(0.14)	(0.12)	(0.15)
Net asset value, end of period	$9.85	$9.87	$9.98	$9.95	$10.02
Total return	1.39%	0.37%	1.71%	0.47%	1.75%
Ratios to average net assets (annualized)
Gross expenses	0.44%	0.43%	0.42%	0.42%	0.43%
Net expenses	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	1.58%	1.48%	1.33%	1.09%	1.29%
Supplemental data
Portfolio turnover rate	31%	23%	16%	24%	28%
Net assets, end of period (000s omitted)	$3,421,249	$3,427,060	$2,261,092	$1,895,713	$1,382,576

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Short-Term Municipal Bond Fund	49

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Short-Term Municipal Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Futures contracts listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures

50	Wells Fargo Short-Term Municipal Bond Fund	Notes to financial statements

exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2018, the aggregate cost of all investments for federal income tax purposes was $4,750,533,893 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$12,617,775
Gross unrealized losses	(15,032,175)
Net unrealized losses	$(2,414,400)

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At June 30, 2018, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$55,140	$(55,140)

As of June 30, 2018, the Fund had capital loss carryforwards which consist of $42,091,784 in long-term capital losses.

Notes to financial statements	Wells Fargo Short-Term Municipal Bond Fund	51

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Municipal obligations	$0	$4,693,587,423	$0	$4,693,587,423

Other	0	43,428,060	0	43,428,060

Short-term investments
Investment companies	11,104,010	0	0	11,104,010
Total assets	$11,104,010	$4,737,015,483	$0	$4,748,119,493

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At June 30, 2018, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.35% and declining to 0.255% as the average daily net assets of the Fund increase. For the year ended June 30, 2018, the management fee was equivalent to an annual rate of 0.33% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.

52	Wells Fargo Short-Term Municipal Bond Fund	Notes to financial statements

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through October 31, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.63% for Class A shares, 1.38% for Class C shares, 0.60% for Administrator Class shares, and 0.40% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2018, Funds Distributor received $1,201 from the sale of Class A shares and $12 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended June 30, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $202,170,000 and $567,410,000 in interfund purchases and sales, respectively, during the year ended June 30, 2018.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2018 were $2,243,677,079 and $1,387,145,698, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended June 30, 2018, the Fund entered into futures contracts to take advantage of the differences between municipal and treasury yields and to help manage the duration of the portfolio. The Fund had an average notional amount of $1,775,649 in long futures contracts during the year ended June 30, 2018.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

Notes to financial statements	Wells Fargo Short-Term Municipal Bond Fund	53

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.
For the year ended June 30, 2018, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2018 and June 30, 2017 were as follows:

	Year ended June 30
	2018	2017
Tax-exempt income	$76,006,380	$75,086,140

As of June 30, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Unrealized losses	Capital loss carryforward
$1,401,923	$(2,414,400)	$(42,091,784)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In March 2017, FASB issued Accounting Standards Update (“ASU”) No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium. The amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held a at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. Management is currently evaluating the potential impact of this new guidance to the financial statements.

54	Wells Fargo Short-Term Municipal Bond Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Short-Term Municipal Bond Fund (the Fund), one of the funds constituting the Wells Fargo Funds Trust, including the portfolio of investments, as of June 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2018, by correspondence with the transfer agent, custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

August 24, 2018

Other information (unaudited)	Wells Fargo Short-Term Municipal Bond Fund	55

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2018.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

56	Wells Fargo Short-Term Municipal Bond Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 154 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and the Glimmerglass Festival. She is also an inactive Chartered Financial Analyst.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Short-Term Municipal Bond Fund	57

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Goverance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue shield of Minnesota of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director 003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

58	Wells Fargo Short-Term Municipal Bond Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Alexander Kymn[3] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 77 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 77 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

Other information (unaudited)	Wells Fargo Short-Term Municipal Bond Fund	59

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Short-Term Municipal Bond Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Short-Term Municipal Bond Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

60	Wells Fargo Short-Term Municipal Bond Fund	Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was higher than or in range of its benchmark index, the Bloomberg Barclays 1-3 Year Composite Municipal Bond Index, for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Fund and the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the WFAM and Wells Fargo profitability analysis.

Other information (unaudited)	Wells Fargo Short-Term Municipal Bond Fund	61

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Fund.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

62	Wells Fargo Short-Term Municipal Bond Fund	Appendix A (unaudited)

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Ameriprise

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Ameriprise Financial

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

•	Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)

•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load-waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts,
401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

Automatic Exchange of Class C Shares Available at Ameriprise Financial

•	Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

Appendix A (unaudited)	Wells Fargo Short-Term Municipal Bond Fund	63
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•

Employees and registered representatives of Merrill Lynch or its affiliates and their family members, as defined by Merrill Lynch, which may differ from the definition of family member in the Fund’s prospectus.

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Fund’s prospectus

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley

Effective on or about July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from and be more limited than those disclosed in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Morgan Stanley

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

64	Wells Fargo Short-Term Municipal Bond Fund	Appendix A (unaudited)
•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge. This waiver is subject to the Fund’s policy regarding frequent purchases and redemption of Fund shares, as discussed under “Account Information—Frequent Purchases and Redemptions of Fund Shares” in the Fund’s prospectus.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

314247 08-18 A256/AR256 06-18

Annual Report

June 30, 2018

Wells Fargo Strategic Municipal Bond Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Strategic Municipal Bond Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Globally, economies strengthened, equity markets advanced, and foreign bonds outperformed fixed-income investments in the U.S.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Strategic Municipal Bond Fund for the 12-month period that ended June 30, 2018. Globally, economies strengthened, equity markets advanced, and foreign bonds outperformed fixed-income investments in the U.S.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 14.37%, and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 7.28%. Emerging market stocks, as measured by the MSCI EM Index (Net),3 added 8.20%. In bond markets, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 0.40% while fixed-income investments outside the U.S. gained 2.78%, according to the Bloomberg Barclays Global Aggregate ex-USD Index.5 The Bloomberg Barclays Municipal Bond Index6 added 1.56%, and the ICE BofAML U.S. High Yield Index7 was up 2.53%.

Volatility increased during the third quarter of 2017, but favorable data curbed concerns.

During the third quarter of 2017, investor expectations advanced and fell amid shifting geopolitical tensions, particularly in Asia, and during multiple efforts to reform health care laws in the U.S. Corporate earnings and consumer confidence improved. Annualized U.S. gross domestic product growth for the quarter was 3.2%. Meanwhile, inflation continued to trail the U.S. Federal Reserve’s (Fed’s) targets.

Economic momentum increased in Europe; the European Central Bank (ECB) held its rates steady at low levels and continued its quantitative easing bond-buying program with the goal of sparking economic activity. As they had in the second quarter, emerging markets with currencies that strengthened relative to the U.S. dollar benefited. In addition, commodity price increases supported economic activity in countries that rely on natural resources for exports.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

[8]

The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Strategic Municipal Bond Fund	3

The fourth quarter of 2017 was characterized by continued optimism in global markets.

U.S. stocks continued to rally during the fourth quarter of 2017, boosted by synchronized expansion in the global economy and favorable company earnings. In October 2017, the Fed began to sell the bonds acquired during a series of quantitative easing programs following the 2008 financial crisis. The Bank of England suggested it could hike interest rates in November, and the pound gained against other currencies. In addition, the Fed increased rates by another 25 basis points (bps; 100 bps equal 1.00%) in December. Stocks received a boost from growing optimism about tax reform legislation.

International markets, particularly emerging markets, continued to show strength, supported by several factors that led some observers to describe conditions as a Goldilocks economic scenario: synchronized global growth, low inflation, and healthy corporate earnings, all supported abroad by a weaker U.S. dollar.

Volatility reemerged during the first quarter of 2018 as economic signals were mixed.

The first quarter of 2018 began with stock market gains in January after the U.S. announced tax reform measures intended to lower rates for individuals and corporations. Then, investor optimism was supplanted by several concerns. Trade tensions emerged, particularly between the U.S. and China, as the U.S. threatened to impose tariffs on a broad range of imported products. Increasing interest rates and inflation also caused concern. During February 2018, the U.S. stock market endured a loss of more than 10% before recovering in March and April. The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

The Fed increased the federal funds rate by 25 bps in March and the rate of inflation reached the Fed’s 2% target for the first time in a year. The unemployment rate fell to 4.1% by March 2018 and wage growth data improved. The third revision of gross domestic product growth for the first quarter by the U.S. Bureau of Economic Analysis released during June was lowered to 2.0%.

Overseas, investment market returns reversed the strong returns of 2017—the MSCI ACWI ex USA Index (Net) gained 27.19% for the 12-month period—falling 0.43% through the end of the second quarter of 2018. Although central banks, including the ECB and the Bank of Japan, maintained low interest rates and quantitative easing measures that are generally supportive of businesses and equity markets, the U.S. dollar strengthened relative to local currencies, which served to restrain returns.

Global trade tensions escalated during the second quarter of 2018.

Global trade tensions escalated as the second quarter of 2018 opened and equity markets fell in response before resuming upward momentum later in April. The CPI8 for All Urban Consumers added 0.2% in May after a similar increase in April. On a year-over-year basis, the all-items index rose 2.8% for the 12 months that ended May 31, continuing its upward trend since the beginning of the year. The index for all items less food and energy rose 2.2% for the same 12-month period.

During June 2018, the Fed increased the federal funds rate by an additional 25 bps. Market expectations increased that the Fed might announce two more rate increases in 2018. The unemployment rate fell to an 18-year low of 3.8% in May and wage growth data improved. Internationally, central banks maintained their low interest rates and monetary policies that were accommodative of business activity.

During February 2018, the U.S. stock market endured a loss of more than 10% before recovering in March and April.

4	Wells Fargo Strategic Municipal Bond Fund	Letter to shareholders (unaudited)

Interest rates generally increased and the bond markets tended to decline. Long-term interest rates in the U.S. trended higher—rates on the 10-year and 30-year Treasury bonds moved from 2.46% and 2.81%, respectively, at the beginning of the year on January 1, 2018, to 2.85% and 2.98%, respectively, on June 30, 2018, well off their highest levels during the first half of the year of 3.11% and 3.25%, respectively, on May 17, 2018.

Despite the positive economic and business trends globally, international stock values fell and U.S. stock gains moderated during most of the second quarter of 2018 due to escalating tensions as the U.S. imposed tariffs on foreign goods and countries outside of the U.S. imposed tariffs of their own on U.S. products in response.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to Shareholders

At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

This page is intentionally left blank.

6	Wells Fargo Strategic Municipal Bond Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from regular federal income tax.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Wendy Casetta

Lyle J. Fitterer, CFA®, CPA

Robert J. Miller

Average annual total returns (%) as of June 30, 20181

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (VMPAX)	12-1-1994	(2.23)	1.38	2.36	1.82	2.21	2.77	0.81	0.81
Class C (DHICX)	8-18-1997	0.06	1.45	2.00	1.06	1.45	2.00	1.56	1.56
Administrator Class (VMPYX)	10-6-1997	–	–	–	2.07	2.35	2.94	0.75	0.68
Institutional Class (STRIX)	11-30-2012	–	–	–	2.16	2.55	3.06	0.48	0.48
Bloomberg Barclays Short-Intermediate Municipal Bond Index[4]	–	–	–	–	0.50	2.05	3.19	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Strategic Municipal Bond Fund	7

Growth of $10,000 investment as of June 30, 2018[5]

[1]

Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns for Institutional Class shares would be higher. Historical performance shown for all classes of the Fund prior to July 12, 2010, is based on the performance of the Fund’s predecessor, Evergreen Strategic Municipal Bond Fund.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through October 31, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 0.82% for Class A, 1.57% for Class C, 0.68% for Administrator Class, and 0.48% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

The Bloomberg Barclays Short-Intermediate Municipal Bond Index is a rules-based, market-value-weighted index composed of publicly traded municipal bonds that cover the U.S. dollar–denominated short-term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, insured bonds, and prefunded bonds. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays Short-Intermediate Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.00%.

[6]	Amounts are calculated based on the total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[7]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

8	Wells Fargo Strategic Municipal Bond Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the Bloomberg Barclays Short-Intermediate Municipal Bond Index, for the 12-month period that ended June 30, 2018.

∎	The Fund’s conservative duration positioning helped dampen volatility, and its bias toward a flatter yield curve positively influenced returns.

∎

The Fund’s overweight to lower-quality credits was a positive contributor. Economic growth, while modest, generally has helped municipal credit quality improve, causing BBB-rated and other high-yield bonds to be some of the best performers.

∎

Issue selection within the state and local general obligation (GO), education, special tax, and housing sectors, along with budget-challenged states such as Illinois and New Jersey, contributed to results. Purchases of longer-duration bonds during the tax-change-inspired rally in late-November and early-December 2017 detracted from overall results.

Effective maturity distribution as of June 30, 2018[6]

Tightening monetary policy was offset by more aggressive fiscal policy, but geopolitical tensions are rising.

Year-over-year U.S. gross domestic product growth trended higher during the period, but so did consumer and producer prices—that is, inflation. At the same time, the U.S. unemployment rate declined from 4.3% to 3.8%. This provided the backdrop for three U.S. Federal Reserve (Fed) interest-rate hikes, taking the federal funds rate from 1.25% to 2.00%, and the market is anticipating another two increases before the end of 2018. Offsetting these tighter monetary movements was fiscal stimulus in the form of a large cut in the corporate tax rate, a smaller reduction in individual tax rates, and an incentive for corporations to repatriate funds held in overseas accounts.

The North Korea conflict, trade wars, immigration policies, and progression of Brexit talks, combined with other tensions in the European Union, all contributed to increased geopolitical risks during the period. These occasionally led to periods of market volatility, but any pullbacks in equity prices or rallies in bond prices quickly reversed as the market focused on the improving economic outlook. However, recently, European and Asian equity prices have declined, investment-grade credit spreads have widened, and volatility has increased. At the same time, longer-term U.S. Treasury yields have been trending lower.

Tax reform accelerated municipal bond issuance in December 2017.

Uncertainty over tax reform and its impact on issuance in the municipal market led to record bond issuance in December 2017, which contributed to calendar-year 2017 being the second highest on record. Other notable impacts from tax reform in the municipal market include the elimination of advanced refundings; the elimination of the alternative minimum tax for corporations; and a material reduction in the corporate income tax rate, which directly affects demand for tax-exempt bonds.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Strategic Municipal Bond Fund	9

Credit quality as of June 30, 2018[7]

Security selection and sector exposure combined with an overweight to credit were the main drivers of performance.

As the period began, the Fund continued to reduce its interest rate exposure into market strength. Yields on 10-year Treasury notes bottomed in mid-September, but the Fund’s duration continued to decline until early-November 2017, bottoming at about 1.8 years. Rates on 10-year Treasury notes reached near 2.5% early in 2018 and reached 3% in late-February 2018 before peaking in May 2018 at 3.11%. We started to extend the duration of the Fund in late-November and early-December 2017 as supply accelerated due to concerns surrounding tax reform. We primarily added two- to six-year bonds. Between late-December 2017 and mid-April 2018, municipal rates rose overall but the yield curve between 2 and 10 years steepened by about 25 basis points (bps; 100 bps equal 1.00%). We added more interest rate exposure during the last quarter of the period, primarily in bonds maturing in 6 to 10 years.

While we were overweight lower-quality bonds during the period, we were becoming more cautious. Investment-grade corporate credit spreads started to widen in early 2018, and that trend continued into the second quarter. However, municipal credit spreads continued to decline as demand remained robust. The Fund has gradually reduced its exposure to bonds rated A and below by about 9% and added a similar amount of exposure to bonds rated AA and AAA. Lower-quality bonds performed well during the period, and the Fund’s above-benchmark exposure was the largest contributor to our outperformance.

Illinois and New Jersey bonds were the two best-performing states in the index, and the Fund was overweight both. Through good security selection, the Fund’s holdings of these states’ bonds also outperformed the index. Illinois bonds benefited as the state finally passed a budget and revenues increased as the state income tax was increased and the economic backdrop within the city of Chicago remained robust. City of Chicago and state of Illinois GO, Metropolitan Pier District, Will County School District, and Chicago Board of Education bonds were examples of names that did well. Optimism surrounding the election of a new governor and demand for state-specific bonds in high-tax states helped New Jersey bonds perform well. The territory of the U.S. Virgin Islands bonds performed well, rebounding from poor performance in the prior period. We used this as an opportunity to exit our position as we became more concerned about the long-term ability of the territory to meet its debt payments.

Fortunately, the Fund had a limited number of poor-performing securities. Bonds that performed poorly tended to be intermediate-duration bonds that were purchased in late-November or early-December 2017, when many investors were buying because of concerns surrounding tax reform and the fear that supply would be reduced in early 2018. We should have heeded our own advice and not followed the crowd. Tax reform generally has not been the main driver of municipal returns.

As the expansion period nears record length, a slow transition away from risk may be warranted.

The current period of economic expansion started in June 2009 and is the second longest since the Great Depression. Low quality bonds and equities have generally performed well. However, volatility has recently increased—many Asian, European, and emerging market equity prices have declined year to date, and corporate credit spreads have been widening. We still believe the current U.S. expansion has further to run, primarily driven by the recent tax cuts. The Fed is still on track to raise rates further and the European Central Bank will start reducing quantitative easing later this year, which both point to higher short-term rates. However, the markets are pricing in these expectations already and any hint of change could cause interest rates to decline. Overall, technicals remain strong in the municipal market. We expect municipal bond valuations in the medium term to be bolstered by high state income tax rates, record levels of municipal debt maturities and calls, and limited availability of gross municipal bond supply. Therefore, while the Fund currently has less interest rate and more credit exposure than the benchmark, our strategy over the next 6 to 12 months will be to reduce these mismatches as we start to prepare for the next cycle.

Please see footnotes on page 7.

10	Wells Fargo Strategic Municipal Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2018 to June 30, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2018	Ending account value 6-30-2018	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,006.85	$4.08	0.82%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.73	$4.10	0.82%
Class C
Actual	$1,000.00	$1,003.12	$7.79	1.57%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.01	$7.85	1.57%
Administrator Class
Actual	$1,000.00	$1,008.66	$3.39	0.68%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.41	0.68%
Institutional Class
Actual	$1,000.00	$1,009.67	$2.39	0.48%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.41	$2.41	0.48%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—June 30, 2018	Wells Fargo Strategic Municipal Bond Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 97.99%

Alabama: 1.50%

GO Revenue: 0.17%
Jefferson County AL Series A	4.90%	4-1-2021	$3,330,000	$3,424,772

Health Revenue: 0.23%
Birmingham AL Special Care Facilities Ascension Senior Credit Group Series C-1	1.85	11-15-2046	4,750,000	4,685,542

Utilities Revenue: 1.10%
Alabama Black Belt Energy Gas District Series A	4.00	12-1-2048	2,000,000	2,134,800
Alabama Black Belt Energy Gas District Series A (Royal Bank of Canada LIQ)	4.00	7-1-2046	19,220,000	20,107,003

				22,241,803

				30,352,117

Alaska: 0.66%

Health Revenue: 0.28%
Alaska IDA Loan Anticipation Revenue YKHC Project	3.50	12-1-2020	5,500,000	5,571,885

Industrial Development Revenue: 0.21%
Valdez AK Marine Terminal BP Pipelines Project Series B	5.00	1-1-2021	4,000,000	4,285,520

Utilities Revenue: 0.17%
Alaska Industrial Development & Export Authority Power Refunding Bonds Snettisham Hydroelectric Project Series 2015	5.00	1-1-2022	1,200,000	1,309,032
Alaska Industrial Development & Export Authority Power Refunding Bonds Snettisham Hydroelectric Project Series 2015	5.00	1-1-2023	1,995,000	2,218,340

				3,527,372

				13,384,777

Arizona: 3.81%

Education Revenue: 0.76%
Arizona IDA Agribusiness & Equine Center, Incorporated Project Series 2017B 144A	4.00	3-1-2027	1,225,000	1,195,134
Florence AZ IDA Legacy Traditional School Project	4.00	7-1-2018	270,000	270,000
Maricopa County AZ IDA Educational Horizon Community Learning Center Project	2.63	7-1-2021	1,605,000	1,568,085
Phoenix AZ IDA BASIS Schools Incorporated Project Series A 144A	3.00	7-1-2020	235,000	232,845
Phoenix AZ IDA BASIS Schools Incorporated Project Series A 144A	3.00	7-1-2020	1,315,000	1,302,941
Phoenix AZ IDA Great Hearts Academies Project	5.20	7-1-2022	450,000	475,384
Phoenix AZ IDA Legacy Traditional School Project Series 2015 144A	3.00	7-1-2020	570,000	565,531
Pima County AZ IDA American Leadership Academy Project Series 2015 144A	4.60	6-15-2025	1,255,000	1,298,737
Pima County AZ IDA Charter Schools Project Series 2013	4.50	7-1-2020	530,000	550,495
Pima County AZ IDA Charter Schools Project Series 2013	4.50	7-1-2021	1,305,000	1,377,532
Pima County AZ IDA Charter Schools Project Series 2013	4.50	7-1-2022	1,360,000	1,446,999
Pima County AZ IDA New Plan Learning Project Series A	7.75	7-1-2035	985,000	993,057
Pima County AZ IDA New Plan Learning Project Series A	8.13	7-1-2041	2,950,000	2,974,367
Pima County AZ IDA Noah Webster Schools Project Series A	5.50	12-15-2023	1,070,000	1,099,318

				15,350,425

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Strategic Municipal Bond Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

GO Revenue: 1.44%
Phoenix AZ	5.00%	7-1-2027	$22,515,000	$26,642,450
Verrado AZ Community Facilities District #1 Series A 144A	4.25	7-15-2019	1,320,000	1,336,117
Verrado AZ Community Facilities District #1 Series A 144A	5.00	7-15-2020	700,000	720,846
Verrado AZ Community Facilities District #1 Series A 144A	5.00	7-15-2021	500,000	518,480

				29,217,893

Health Revenue: 0.47%
Maricopa County AZ IDA Senior Living Facilities Christian Care Retirement Apartments Incorporated Project	5.00	1-1-2022	1,065,000	1,175,355
Maricopa County AZ IDA Senior Living Facilities Christian Care Retirement Apartments Incorporated Project	5.00	1-1-2023	1,120,000	1,259,630
Maricopa County AZ IDA Senior Living Facilities Christian Care Surprise Incorporated Project 144A	5.00	1-1-2026	3,205,000	3,199,039
Tempe AZ IDA Friendship Village Series A	5.00	12-1-2018	800,000	809,296
Tempe AZ IDA Mirabella at Arizona State University Project Series B1 144A	4.00	10-1-2023	3,000,000	3,015,870

				9,459,190

Industrial Development Revenue: 0.49%
Phoenix AZ IDA Various Republic Services Incorporated Projects	2.05	12-1-2035	10,000,000	10,002,400

Miscellaneous Revenue: 0.65%
Navajo Nation Arizona Series A 144A	5.00	12-1-2025	4,110,000	4,538,550
Navajo Nation Arizona Series A 144A	4.00	12-1-2022	6,345,000	6,599,498
Navajo Nation Arizona Tribal Utility Authority (Municipal Government Guaranty Insured)	4.00	1-1-2021	1,947,000	1,972,467

				13,110,515

				77,140,423

Arkansas: 0.23%

Health Revenue: 0.23%
Boone County AR Hospital Construction Series 2006 (BOKF NA LOC) ø	2.75	5-1-2037	4,700,000	4,700,000

California: 5.89%

Education Revenue: 0.41%
California Infrastructure & Economic Development Bank Colburn School Series B (SIFMA Municipal Swap +1.20%) ±	2.71	8-1-2037	6,325,000	6,405,897
California Municipal Finance Authority Charter School Nova Academy Project Series 2016A 144A	4.00	6-15-2026	890,000	888,184
California School Finance Authority Charter School Rocketship Education Obligated Group Series 2017A 144A	4.50	6-1-2027	250,000	259,773
California School Finance Authority Charter School Rocketship Education Obligated Group Series 2017A 144A	5.00	6-1-2034	670,000	702,502

				8,256,356

GO Revenue: 2.37%
California PFOTER Series DCL-009 (Dexia Credit Local LOC, AGM Insured) 144A ø	1.75	8-1-2027	14,975,000	14,975,000
California PFOTER Series DCL-011 (Dexia Credit Local LOC, AGM Insured) 144A ø	1.75	8-1-2027	19,980,000	19,980,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Strategic Municipal Bond Fund	13

Security name	Interest rate	Maturity date	Principal	Value

GO Revenue (continued)
Delhi CA Unified School District CAB (Ambac Insured) ¤	0.00%	8-1-2019	$965,000	$924,007
Grossmont CA Union High School District Floater Series 2015 (Citibank NA LIQ) 144A ø	1.66	1-1-2019	7,525,000	7,525,000
Tender Option Bond Trust Receipts/Floater Certificates Series 2018-ZP0159 (JPMorgan Chase & Company LIQ) 144A ø	1.66	8-1-2022	4,500,000	4,500,000

				47,904,007

Health Revenue: 1.82%
California CDA Tender Option Bond Trust Receipts/Floaters Certificates Series ZF0199 (JPMorgan Chase & Company LIQ) 144A ø	1.54	10-1-2020	4,805,000	4,805,000
California HFFA Dignity Health Series A (Barclays Bank plc LOC, Barclays Bank plc LIQ) 144A ø	1.67	3-1-2042	11,730,000	11,730,000
California HFFA Stanford Hospital Series B-1 ø	1.22	11-15-2045	15,000,000	15,000,000
California Statewide CDA Eskaton Properties Incorporated	5.00	11-15-2018	1,060,000	1,073,335
Palomar CA Health Refunding Bond Series 2016	4.00	11-1-2018	750,000	753,563
Palomar CA Health Refunding Bond Series 2016	4.00	11-1-2019	1,250,000	1,274,463
San Buenaventura CA Community Memorial Health System	5.75	12-1-2018	2,110,000	2,141,038

				36,777,399

Industrial Development Revenue: 0.18%
California PCFA AMT Calplant I Project 144A	7.50	7-1-2032	3,500,000	3,673,250

Miscellaneous Revenue: 0.53%
California Various Purpose Bonds	6.25	10-1-2019	5,000	5,057
Chemehuevi Indian Tribe California BAN	2.95	12-15-2018	6,100,000	6,100,610
Compton CA PFA Lease 144A	4.00	9-1-2022	4,440,000	4,534,838

				10,640,505

Transportation Revenue: 0.58%
California Bay Area Toll Authority Toll Bridge Series E-3 (SIFMA Municipal Swap +0.70%) ±	2.21	4-1-2047	11,750,000	11,793,710

				119,045,227

Colorado: 1.85%

Education Revenue: 0.57%
Colorado ECFA Eagle Ridge Academy Project 144A	3.63	11-1-2026	2,260,000	2,214,235
Colorado ECFA Rocky Mountain Classical Academy Project	6.38	9-1-2023	1,680,000	1,860,214
Colorado ECFA Vanguard School Project	4.00	6-15-2021	250,000	262,270
Colorado ECFA Vanguard School Project	4.00	6-15-2022	515,000	545,272
Colorado ECFA Windsor Charter Academy 144A	3.88	9-1-2026	570,000	557,528
Colorado School of Mines Institutional Enterprise Refunding Bonds Series 2018A (1 Month LIBOR +0.50%) ±	1.82	2-1-2023	6,000,000	5,993,160

				11,432,679

GO Revenue: 0.10%
Centennial CO Southglenn Metropolitan District	3.00	12-1-2021	938,000	933,019
Grand River CO Hospital District (AGM Insured)	5.00	12-1-2025	1,000,000	1,161,540

				2,094,559

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Strategic Municipal Bond Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Health Revenue: 1.00%
Colorado Health Facilities Authority Catholic Health Initiatives Series 2009A	5.50%	7-1-2034	$10,000,000	$10,287,800
Colorado Health Facilities Authority Catholic Health Initiatives Series 2011A	5.00	2-1-2022	3,415,000	3,627,652
Colorado Health Facilities Authority Catholic Health Initiatives Series 2011A	5.25	2-1-2031	5,150,000	5,430,006
Colorado Health Facilities Authority Christian Living Neighborhoods Project	4.00	1-1-2019	385,000	388,542
Colorado Health Facilities Authority Christian Living Neighborhoods Project	4.00	1-1-2020	450,000	460,841

				20,194,841

Tax Revenue: 0.18%
Centerra CO Metropolitan District #1 Series 2017 144A	5.00	12-1-2021	1,440,000	1,542,830
Centerra CO Metropolitan District #1 Series 2017 144A	5.00	12-1-2022	1,940,000	2,098,304

				3,641,134

				37,363,213

Connecticut: 1.04%

Education Revenue: 0.35%
Connecticut HEFAR Yale University Issue Series A	2.05	7-1-2035	7,000,000	7,002,030

GO Revenue: 0.53%
Connecticut Series D (SIFMA Municipal Swap +0.77%) ±	2.28	9-15-2018	1,000,000	1,001,430
Connecticut Series D (SIFMA Municipal Swap +0.92%) ±	2.43	9-15-2019	3,345,000	3,365,906
Hamden CT Refunding Bond	5.00	8-15-2019	1,835,000	1,896,069
Hartford CT Series A	5.00	4-1-2027	1,650,000	1,782,709
Hartford CT Series A	5.00	4-1-2025	2,500,000	2,725,250

				10,771,364

Health Revenue: 0.03%
Connecticut HEFA Bridgeport Hospital Series D	5.00	7-1-2020	500,000	532,120

Miscellaneous Revenue: 0.13%
Connecticut Series A (SIFMA Municipal Swap +0.75%) ±	2.26	3-1-2021	2,700,000	2,715,984

				21,021,498

Delaware: 0.10%

Education Revenue: 0.10%
Delaware EDA Odyssey Charter School Project Series A 144A	6.25	9-1-2025	2,035,000	2,036,974

District of Columbia: 2.22%

Housing Revenue: 2.22%
District of Columbia HFA Hilltop Apartments Project Series 2017	1.94	1-1-2021	5,850,000	5,840,581
District of Columbia HFA Wah Luck House Apartments Project Series 2017	1.72	2-1-2020	39,000,000	38,970,750

				44,811,331

Florida: 1.15%

Education Revenue: 0.12%
Capital Trust Agency Educational Facilities Renaissance Charter School Projects Series 2017A 144A	4.38	6-15-2027	1,365,000	1,328,964

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Strategic Municipal Bond Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Education Revenue (continued)
Miami-Dade County FL IDA Youth Charter Schools Project Series 2015A 144A	5.00%	9-15-2025	$1,000,000	$1,017,470

				2,346,434

Health Revenue: 0.34%
Lakeland FL Hospital System Lakeland Regional Health System	5.00	11-15-2022	4,495,000	4,899,640
North Brevard County FL Parrish Medical Center Project	5.50	10-1-2018	500,000	504,910
Sarasota County FL Health Facilities Authority Village on the Isle Project	4.00	1-1-2020	1,485,000	1,517,908

				6,922,458

Housing Revenue: 0.27%
University of West Florida Foundation Incorporated Dormitory Series A	5.00	6-1-2020	1,210,000	1,267,475
University of West Florida Foundation Incorporated Dormitory Series A	5.00	6-1-2021	1,265,000	1,348,098
University of West Florida Foundation Incorporated Dormitory Series A	5.00	6-1-2022	1,325,000	1,436,857
University of West Florida Foundation Incorporated Dormitory Series A	5.00	6-1-2023	1,190,000	1,311,035

				5,363,465

Miscellaneous Revenue: 0.19%
Florida Village Community Development District #10 Special Assignment	5.13	5-1-2024	2,690,000	2,902,349
Wildwood FL Village Community Development District #12 Series 2016	2.88	5-1-2021	990,000	997,534

				3,899,883

Resource Recovery Revenue: 0.18%
Florida Development Finance Corporation Solid Waste AMT Pro USA Incorporated 144A	5.00	8-1-2029	3,500,000	3,635,730

Transportation Revenue: 0.05%
Miami-Dade County FL Expressway Authority Toll System (AGM Insured, Citibank NA LIQ) 144Aø	1.71	2-1-2020	1,000,000	1,000,000

				23,167,970

Georgia: 3.98%

Education Revenue: 0.07%
Georgia Private Colleges & Universities Authority	5.00	10-1-2019	1,325,000	1,370,752

Health Revenue: 1.92%
Atlanta GA Development Authority Senior Health Care Facilities Proton Treatment Center Series A1	6.50	1-1-2029	4,020,000	3,880,988
Gainesville & Hall Counties GA Hospital Authority Health System Project Series B (SIFMA Municipal Swap +0.95%) ±	2.46	8-15-2035	6,000,000	6,031,200
Gainesville & Hall County GA Development Authority Senior Living Facilities Lanier Village Series B (AGC Insured, TD Bank NA SPA) ø	1.62	11-15-2033	28,930,000	28,930,000

				38,842,188

Transportation Revenue: 0.09%
Georgia Road & Tollway Authority I-75 S Express Lanes Project Series A 144A¤	0.00	6-1-2024	2,500,000	1,783,575

Utilities Revenue: 1.66%
Burke County GA Development Authority Georgia Power Company Plant Vogtle Project First Series 2012	1.85	12-1-2049	3,000,000	2,995,290

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Strategic Municipal Bond Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Utilities Revenue (continued)
Burke County GA Development Authority Oglethorpe Power Corporation Vogtle Project Series A	2.40%	1-1-2040	$6,955,000	$6,966,684
Burke County GA Development Authority Oglethorpe Power Corporation Vogtle Project Series F	3.00	11-1-2045	8,000,000	7,969,360
Burke County GA PCR Oglethorpe Power Corporation Vogtle Project Series E	3.25	11-1-2045	3,000,000	2,985,870
Floyd County GA PCR Georgia Power Company Plant Hammond Project	2.35	7-1-2022	8,875,000	8,914,760
Monroe County GA Development Authority Pollution Control Gulf Power Company Plant Scherer Project	1.40	6-1-2049	3,750,000	3,723,187

				33,555,151

Water & Sewer Revenue: 0.24%
Atlanta GA Water & Wastewater Project Series A-1 (1 Month LIBOR +1.50%) ±	2.90	11-1-2038	5,000,000	5,003,400
Cherokee County GA Water & Sewage Authority (National Insured)	6.90	8-1-2018	5,000	5,021

				5,008,421

				80,560,087

Guam: 0.05%

Water & Sewer Revenue: 0.05%
Guam Government Waterworks Authority Water & Wastewater System Series 2014A	5.00	7-1-2020	1,000,000	1,054,750

Hawaii: 0.49%

Health Revenue: 0.49%
Hawaii Department of Budget and Finance Queens Health System Series B (SIFMA Municipal Swap +0.45%) ±	1.96	7-1-2039	9,820,000	9,820,000

Illinois: 16.30%

Airport Revenue: 1.86%
Chicago IL Midway Airport Second Lien Refunding Bonds Series 2014A	5.00	1-1-2026	7,000,000	7,745,360
Chicago IL Midway Airport Second Lien Refunding Bonds Series 2014A	5.00	1-1-2030	4,385,000	4,800,610
Chicago IL Midway Airport Second Lien Refunding Bonds Series A	5.50	1-1-2027	3,925,000	4,390,740
Chicago IL O’Hare International Airport Senior Lien Bonds Series 2015 C	5.00	1-1-2022	695,000	757,661
Chicago IL O’Hare International Airport Senior Lien Bonds Series 2015 D	5.00	1-1-2021	500,000	535,435
Chicago IL O’Hare International Airport Senior Lien Bonds Series 2017D	5.00	1-1-2025	1,700,000	1,932,577
Chicago IL O’Hare International Airport Senior Lien Refunding Bonds Series 2013A	5.00	1-1-2026	2,690,000	2,935,920
Chicago IL O’Hare International Airport Senior Lien Refunding Bonds Series 2015A	5.00	1-1-2028	10,000,000	11,091,300
Chicago IL O’Hare International Airport Customer Facility Charge	5.25	1-1-2023	1,350,000	1,497,190
Chicago IL O’Hare International Airport Customer Facility Charge	5.25	1-1-2024	1,665,000	1,853,262

				37,540,055

GO Revenue: 6.14%
Chicago IL Board of Education Unlimited Tax General Obligation Refunding Bonds Series 2018A (AGM Insured)	5.00	12-1-2024	3,000,000	3,316,170
Chicago IL CAB City Colleges (National Insured) ¤	0.00	1-1-2027	7,720,000	5,347,335
Chicago IL CAB City Colleges (National Insured) ¤	0.00	1-1-2024	9,800,000	7,908,992
Chicago IL Park District General Obligation Limited Series A	5.00	1-1-2022	400,000	432,844
Chicago IL Park District General Obligation Limited Series A	5.00	1-1-2023	400,000	439,580
Chicago IL Park District General Obligation Limited Series A	5.00	1-1-2024	550,000	613,596
Chicago IL Park District General Obligation Limited Series A	5.00	1-1-2025	625,000	703,369

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Strategic Municipal Bond Fund	17

Security name	Interest rate	Maturity date	Principal	Value

GO Revenue (continued)
Chicago IL Park District General Obligation Limited Series C	5.00%	1-1-2022	$1,000,000	$1,082,110
Chicago IL Park District General Obligation Limited Series C	5.00	1-1-2023	1,000,000	1,098,950
Chicago IL Park District General Obligation Limited Series C	5.00	1-1-2024	410,000	457, 408
Chicago IL Park District Harbor Facilities Series D	5.00	1-1-2022	1,645,000	1,780,071
Chicago IL Park District Harbor Facilities Series D	5.00	1-1-2023	1,175,000	1,291,266
Chicago IL Park District Limited Tax Series B	5.00	1-1-2022	4,495,000	4,864,084
Chicago IL Park District Unlimited Tax Series E	5.00	11-15-2022	1,235,000	1,356,030
Chicago IL Park District Unlimited Tax Series E	5.00	11-15-2023	1,295,000	1,446,269
Chicago IL Series C	5.00	1-1-2021	1,000,000	1,045,020
Chicago IL Series C	5.00	1-1-2022	2,250,000	2,365,402
Chicago IL Series C	5.00	1-1-2023	2,500,000	2,649,375
Chicago IL Series C	5.00	1-1-2025	4,865,000	5,203,945
Chicago IL Series D (Ambac Insured)	5.00	12-1-2022	3,915,000	3,927,841
Chicago IL Series G (Ambac Insured)	5.00	12-1-2024	1,030,000	1,033,389
Cook County IL Refunding Bonds Series 2010 G	5.00	11-15-2026	1,000,000	1,052,830
Cook County IL School District #123 Oak Lawn CAB (National Insured) ¤	0.00	12-1-2021	1,090,000	991,028
Cook County IL School District #153 Homewood Series A (AGM Insured) ¤	0.00	12-15-2023	1,225,000	1,043,737
Cook County IL School District #227 Rich Township Refunding School Bonds Series 2015	3.00	12-1-2024	965,000	956,643
Cook County IL Series A	5.00	11-15-2021	2,250,000	2,449,485
Cook County IL Series A	5.25	11-15-2022	10,040,000	10,727,740
Cook County IL Series A	5.25	11-15-2022	1,000,000	1,104,940
De Kalb & Kane Counties IL Community Unit School District #427 Sycamore Unrefunded Bond Balance CAB (AGM Insured) ¤	0.00	1-1-2024	5,175,000	4,327,904
De Kalb & Kane Counties IL Community Unit School District #427 Sycamore Prerefunded Balance CAB (AGM Insured) ¤	0.00	1-1-2024	455,000	399,103
Decatur IL Macon County General Obligation Refunding Bonds Series 2013	5.00	3-1-2024	1,405,000	1,532,082
DuPage County IL Forest Preservation District Series 2015	5.00	1-1-2023	2,455,000	2,753,233
Illinois Series A	5.00	4-1-2020	2,000,000	2,062,220
Illinois Series A	5.00	4-1-2023	3,500,000	3,700,830
Kane Cook & DuPage Counties IL School District #46 Elgin Unrefunded Bond Balance Series 2012B	4.50	1-1-2025	4,295,000	4,594,104
Kane, Cook & DuPage Counties IL School District #46 Prerefunded CAB Series B (Ambac Insured) ¤	0.00	1-1-2021	510,000	485,423
Kane, Cook & DuPage Counties IL School District #46 Unrefunded CAB Series B (Ambac Insured) ¤	0.00	1-1-2021	595,000	556,361
Lake County IL Community Consolidated School District #3 Beach Park CAB (Ambac Insured) ¤	0.00	2-1-2019	1,100,000	1,073,897
Lake County IL School District #38 Big Hollow CAB (Ambac Insured) ¤	0.00	2-1-2019	1,175,000	1,157,258
McHenry & Kane Counties IL Community Consolidated School District #158 CAB (AGM/FGIC Insured) ¤	0.00	1-1-2019	1,185,000	1,175,816
Rockford IL Waterworks System Series B (Build America Mutual Assurance Company Insured)	5.00	12-15-2020	1,000,000	1,063,700
Rockford IL Waterworks System Series B (Build America Mutual Assurance Company Insured)	5.00	12-15-2021	1,015,000	1,098,717
Rockford IL Waterworks System Series B (Build America Mutual Assurance Company Insured)	5.00	12-15-2022	1,065,000	1,171,266
Romeoville IL Series B (AGC Insured) ¤	0.00	12-30-2023	3,410,000	2,567,832
Romeoville IL Series B (AGC Insured) ¤	0.00	12-30-2024	2,840,000	2,019,808
Will County IL Lincoln-Way Community High School District #210 (AGM Insured) ¤	0.00	1-1-2021	1,535,000	1,414,303
Will County IL Lincoln-Way Community High School District #210	4.00	1-1-2022	1,630,000	1,630,782

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Strategic Municipal Bond Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

GO Revenue (continued)
Will County IL Lincoln-Way Community High School District #210 Unrefunded CAB (AGM Insured) ¤	0.00%	1-1-2025	$14,385,000	$11,265,181
Will County IL Lincoln-Way Community High School District #210 Unrefunded CAB (AGM Insured) ¤	0.00	1-1-2026	8,295,000	6,205,572
Will County IL School District #114 Manhattan CAB Series C (National Insured) ¤	0.00	12-1-2021	1,055,000	950,861
Winnebago & Boone Counties IL School District #205 Series A ¤	0.00	2-1-2021	1,305,000	1,217,213
Winnebago & Boone Counties IL School District #205 Series B ¤	0.00	2-1-2021	3,400,000	3,171,282

				124,284,197

Health Revenue: 0.25%
Illinois Finance Authority Ascension Health Alliance Senior Credit Group Bonds Series 2012A	5.00	11-15-2027	1,000,000	1,088,660
Illinois Finance Authority Friendship Village of Schaumburg Series 2017	5.00	2-15-2021	2,555,000	2,631,854
Illinois Finance Authority Rosalind Franklin University of Medicine & Science Series A	3.25	2-15-2022	500,000	500,295
Illinois Finance Authority Three Crowns Park	4.00	2-15-2027	785,000	786,798

				5,007,607

Miscellaneous Revenue: 1.73%
Brookfield IL Brookfield Zoo Project (Northern Trust Company LOC) ø	1.50	6-1-2038	1,000,000	1,000,000
Chicago IL Transit Authority Capital Grant Receipts Refunding Bond Series 2011 (AGM Insured)	5.25	6-1-2024	4,450,000	4,796,655
Illinois Refunding Bonds Series 2012 (AGM Insured)	5.00	8-1-2020	5,050,000	5,312,398
Illinois Refunding Bonds Series 2012	5.00	8-1-2020	5,000,000	5,175,300
Illinois Refunding Bonds Series 2016	5.00	2-1-2026	7,000,000	7,439,390
Illinois State Series 2012	5.00	8-1-2021	5,620,000	5,880,487
Illinois State Series 2013 (AGM Insured)	5.00	7-1-2023	4,875,000	5,338,320

				34,942,550

Tax Revenue: 5.33%
Chicago IL Metropolitan Pier & Exposition Authority McCormick Place Expansion Project Series B	5.00	12-15-2028	14,090,000	14,804,786
Chicago IL Motor Fuel Tax Refunding Bonds Series 2013	5.00	1-1-2021	1,450,000	1,498,372
Chicago IL Motor Fuel Tax Refunding Bonds Series 2013	5.00	1-1-2023	2,400,000	2,526,072
Chicago IL Motor Fuel Tax Refunding Bonds Series 2013	5.00	1-1-2022	1,810,000	1,892,500
Chicago IL Motor Fuel Tax Refunding Bonds Series 2013	5.00	1-1-2024	2,475,000	2,619,763
Chicago IL Motor Fuel Tax Refunding Bonds Series 2013	5.00	1-1-2025	1,000,000	1,063,080
Chicago lL Series A	5.00	1-1-2022	3,000,000	3,144,570
Chicago IL Series A	5.00	1-1-2029	5,000,000	5,240,950
Chicago IL Tax Increment Bond Pilson Redevelopment Project Series A	5.00	6-1-2022	1,635,000	1,800,478
Illinois Sales Tax First Series (National Insured)	6.00	6-15-2024	515,000	598,914
Illinois Sales Tax First Series (National Insured)	6.00	6-15-2025	8,165,000	9,629,474
Illinois Sales Tax Securitization Corporation Series A	5.00	1-1-2025	1,370,000	1,551,320
Illinois Sports Facilities Authority Series 2014	5.00	6-15-2022	3,395,000	3,551,917
Illinois Sports Facilities Authority Series 2014	5.00	6-15-2023	3,200,000	3,373,216
Illinois Sports Facilities Authority Series 2014	5.00	6-15-2024	4,130,000	4,355,622
Illinois Sports Facilities Authority State Tax Supported CAB (Ambac Insured) ¤	0.00	6-15-2022	3,795,000	3,270,645
Illinois Sports Facilities Authority State Tax Supported CAB (Ambac Insured) ¤	0.00	6-15-2026	1,550,000	1,110,373
Metropolitan Pier & Exposition Authority CAB McCormick Place Project Series A (National Insured) ¤	0.00	12-15-2022	1,390,000	1,186,963
Metropolitan Pier & Exposition Authority CAB McCormick Place Project Series B	5.00	12-15-2022	11,520,000	11,554,445

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Strategic Municipal Bond Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Tax Revenue (continued)
Metropolitan Pier & Exposition Authority Prerefunded Bond (National Insured) ¤	0.00%	12-15-2023	$20,000	$17,580
Metropolitan Pier & Exposition Authority Prerefunded Bond (National Insured)	5.70	6-15-2025	220,000	252,437
Metropolitan Pier & Exposition Authority Unrefunded Bond (National Insured) ¤	0.00	12-15-2023	845,000	687,534
Metropolitan Pier & Exposition Authority Unrefunded Bond (National Insured)	5.70	6-15-2025	780,000	862,969
Sales Tax Securitization Corporation Series 2017A	5.00	1-1-2026	3,215,000	3,655,262
Sales Tax Securitization Corporation Series A	5.00	1-1-2028	4,015,000	4,638,289
St. Charles, Kane & DuPage Counties IL Series 2016	4.00	1-1-2020	760,000	768,026
St. Charles, Kane & DuPage Counties IL Series 2016	3.00	1-1-2019	300,000	299,679
St. Charles, Kane & DuPage Counties IL Series 2016	4.00	1-1-2021	790,000	801,811
St. Charles, Kane & DuPage Counties IL Series 2016	4.00	1-1-2022	820,000	824,248
St. Charles, Kane & DuPage Counties IL Series 2016	4.00	1-1-2023	855,000	856,394
St. Charles, Kane & DuPage Counties IL Series 2016	4.00	1-1-2024	885,000	879,398
St. Charles, Kane & DuPage Counties IL Series 2016	4.00	1-1-2025	925,000	905,316
Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XF0603 (Royal Bank of Canada LIQ) 144Aø	1.66	1-1-2026	17,535,000	17,535,000

				107,757,403

Tobacco Revenue: 0.99%
Railsplitter Tobacco Settlement Authority	5.00	6-1-2023	18,000,000	20,111,400

				329,643,212

Indiana: 2.79%

Education Revenue: 0.12%
Anderson IN Economic Development Anderson University	3.75	10-1-2022	2,535,000	2,497,735

Health Revenue: 0.28%
Indiana Finance Authority Parkview Health Project Prerefunded Bond	5.50	5-1-2024	4,310,000	4,449,730
Indiana Finance Authority Parkview Health Project Unrefunded Bond	5.50	5-1-2024	945,000	975,004
Indiana HFFA Ancilla System Incorporated (National Insured)	5.25	7-1-2022	325,000	325,575

				5,750,309

Housing Revenue: 0.84%
Indiana Housing and CDA Affordable Assisted Living Project Series 2017	1.80	12-1-2019	17,030,000	17,012,970

Industrial Development Revenue: 0.75%
Indiana Finance Authority Duke Energy Indiana Incorporated Series 2009A-4 (Sumitomo Mitsui Banking LOC) ø	1.55	12-1-2039	12,200,000	12,200,000
Whiting IN BP Products North America Incorporated Project	1.85	6-1-2044	3,000,000	2,991,540

				15,191,540

Miscellaneous Revenue: 0.06%
Michigan IN City School Building Corporation Series 2016A	5.00	1-15-2025	1,000,000	1,143,590

Resource Recovery Revenue: 0.57%
Whiting IN BP Products North America Incorporated Project	2.26	12-1-2044	11,400,000	11,427,474

Utilities Revenue: 0.17%
Tender Option Bond Trust Receipts/Floater Certificates Series 2015-XF0115 (JPMorgan Chase & Company LIQ) 144Aø	1.83	10-15-2019	3,500,000	3,500,000

				56,523,618

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Strategic Municipal Bond Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Iowa: 0.40%

Industrial Development Revenue: 0.40%
Iowa Finance Authority Midwestern Disaster Area Project (Korea Development Bank LOC) ø	1.73%	4-1-2022	$8,000,000	$8,000,000

Kansas: 0.85%

Health Revenue: 0.29%
University of Kansas Hospital Authority Health System (U.S. Bank NA LOC) ø	1.54	9-1-2034	5,850,000	5,850,000

Industrial Development Revenue: 0.02%
Lawrence KS Series A (U.S. Bank NA LOC) ø	1.90	12-1-2018	375,000	375,000

Tax Revenue: 0.54%
Wyandotte County & Kansas City KS Special Obligation Refunding & Improvement Bonds Plaza Redevelopment Project	4.00	12-1-2028	835,000	839,200
Wyandotte County & Kansas City KS Special Obligation Vacation Village Project Area 4 Major Multi-Sport Athletic Complex Project CAB Series 2015 144A¤	0.00	9-1-2034	27,910,000	10,137,749

				10,976,949

				17,201,949

Kentucky: 2.18%

Health Revenue: 0.69%
Kentucky EDFA Healthcare Facilities Rosedale Green Project Series 2015	2.75	11-15-2018	300,000	299,772
Kentucky EDFA Healthcare Facilities Rosedale Green Project Series 2015	3.00	11-15-2019	350,000	349,017
Kentucky EDFA Healthcare Facilities Rosedale Green Project Series 2015	3.35	11-15-2020	335,000	334,387
Kentucky EDFA Healthcare Facilities Rosedale Green Project Series 2015	5.00	11-15-2025	1,500,000	1,515,690
Kentucky EDFA Norton Healthcare Incorporated Series B (National Insured) ¤	0.00	10-1-2022	1,000,000	886,820
Kentucky EDFA Series 2980 (Morgan Stanley Bank LIQ) 144Aø	1.83	8-15-2024	10,500,000	10,500,000

				13,885,686

Housing Revenue: 0.25%
Kentucky Housing Corporate Watterson Lakeview Project ##	0.95	7-1-2018	5,000,000	5,000,000

Water & Sewer Revenue: 1.24%
Louisville & Jefferson Counties KY Metropolitan Sewer and Drainage System Subordinate BAN	5.00	11-12-2018	24,900,000	25,208,511

				44,094,197

Louisiana: 1.96%

Airport Revenue: 0.06%
New Orleans LA Aviation Board General Airport Bonds Series 2015A	5.00	1-1-2032	1,000,000	1,117,220

Education Revenue: 0.30%
Louisiana Public Facilities Authority Loyola University Project Series 2011	5.25	10-1-2025	2,815,000	3,003,886
Louisiana Public Facilities Authority Loyola University Project Series 2017 ¤	0.00	10-1-2020	1,000,000	939,290
Louisiana Public Facilities Authority Loyola University Project Series 2017 ¤	0.00	10-1-2021	950,000	861,688
Louisiana Public Facilities Authority Loyola University Project Series 2017 ¤	0.00	10-1-2022	1,500,000	1,312,545

				6,117,409

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Strategic Municipal Bond Fund	21

Security name	Interest rate	Maturity date	Principal	Value

Housing Revenue: 1.43%
Louisiana Housing Corporation Harmony Gaeden Estates Project Series 2017	1.86%	12-1-2020	$13,500,000	$13,485,420
Louisiana Housing Corporation The Meadows at Nicholson Project Series 2017	1.83	5-1-2020	15,500,000	15,471,480

				28,956,900

Tax Revenue: 0.17%
St. Bernard Parish LA Series 2012	4.00	3-1-2019	3,355,000	3,405,224

				39,596,753

Maryland: 4.55%

Education Revenue: 0.15%
Prince Georges County MD Chesapeake Lighthouse Charter School Project Series 2015 144A	5.25	8-1-2022	1,630,000	1,658,020
Prince Georges County MD Chesapeake Lighthouse Charter School Project Series 2016	5.00	8-1-2026	1,335,000	1,302,052

				2,960,072

GO Revenue: 0.50%
Maryland GO State and Local Facilities Loan of 2015	5.00	8-1-2024	8,905,000	10,142,528

Health Revenue: 0.19%
Rockville MD Mayor & Council Economic Development Ingleside King Farm Project #45 Series C-3	2.50	11-1-2024	4,000,000	3,942,200

Housing Revenue: 1.80%
Maryland CDA Zions Towers Series A (FHA Insured)	2.44	3-1-2020	9,000,000	9,002,790
Maryland Community Development Administration Golden Ring Cooperative Apartments	2.00	7-1-2018	10,000,000	10,000,000
Maryland Community Development Administration Pleasant View Gardens Townhouses Series F	1.20	7-1-2018	17,300,000	17,300,000

				36,302,790

Miscellaneous Revenue: 1.80%
Maryland Local Facilities Loan of 2013 Series A	4.00	3-1-2026	34,790,000	36,454,354

Water & Sewer Revenue: 0.11%
Baltimore MD Series A (National Insured)	5.65	7-1-2020	2,150,000	2,234,796

				92,036,740

Massachusetts: 0.97%

Education Revenue: 0.23%
Massachusetts Development Finance Agency Sabis International Charter School Series 2015	5.00	4-15-2025	1,000,000	1,108,930
Massachusetts Educational Financing Authority Series B	5.00	7-1-2023	2,460,000	2,743,392
Massachusetts Educational Financing Authority Series J	5.00	7-1-2018	750,000	750,000

				4,602,322

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Strategic Municipal Bond Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Health Revenue: 0.74%
Massachusetts DFA Partners Healthcare System Issue Series S-3 (SIFMA Municipal Swap +0.50%) ±	2.01%	7-1-2038	$14,870,000	$14,961,450

				19,563,772

Michigan: 3.43%

Airport Revenue: 0.05%
Wayne County MI Airport Authority AMT Detroit Metropolitan Airport Series C	5.00	12-1-2022	1,000,000	1,066,600

Education Revenue: 0.08%
Michigan Finance Authority Series 25-A	5.00	11-1-2019	1,500,000	1,558,230

GO Revenue: 0.52%
Constantine MI Public Schools (Qualified School Board Loan Fund Insured)	5.00	5-1-2020	350,000	369,782
Constantine MI Public Schools (Qualified School Board Loan Fund Insured)	5.00	5-1-2021	1,200,000	1,299,492
Forest Hills MI Public Schools	5.00	5-1-2020	1,600,000	1,694,288
Forest Hills MI Public Schools	5.00	5-1-2021	1,600,000	1,734,512
Fraser MI Public Schools District (Qualified School Board Loan Fund Insured)	5.00	5-1-2021	1,000,000	1,084,640
Fraser MI Public Schools District (Qualified School Board Loan Fund Insured)	5.00	5-1-2022	610,000	675,197
Hudsonville MI Public Schools (Qualified School Board Loan Fund Insured)	5.00	5-1-2021	1,465,000	1,589,847
Ingham County MI Williamston Community Schools Series A (Qualified School Board Loan Fund Insured)	4.00	5-1-2024	1,025,000	1,088,417
Ingham County MI Williamston Community Schools Series A (Qualified School Board Loan Fund Insured)	4.00	5-1-2025	1,000,000	1,060,020

				10,596,195

Health Revenue: 0.14%
Flint MI Hospital Building Authority Hurley Medical Center Series 2013B	3.75	7-1-2018	2,925,000	2,925,000

Housing Revenue: 0.56%
Michigan Housing Development Authority Series D (Industrial and Commercial Bank of China Limited SPA) ø	1.57	6-1-2030	1,695,000	1,695,000
Michigan Housing Development Authority Series E (3 Month LIBOR +1.00%) ±	2.62	4-1-2042	9,515,000	9,641,454

				11,336,454

Miscellaneous Revenue: 0.39%
Detroit MI Wayne County Stadium Authority	5.00	10-1-2018	3,425,000	3,425,308
Michigan Municipal Bond Authority Local Government Loan Program Series A (Ambac Insured)	4.00	11-1-2019	500,000	500,715
Michigan Municipal Bond Authority Local Government Loan Program Series C (Ambac Insured)	4.13	5-1-2020	500,000	500,335
Michigan Municipal Bond Authority Local Government Loan Program Series C (Ambac Insured)	5.00	5-1-2023	1,900,000	1,901,520
Michigan Public Educational Facilities Authority Chandler Park Academy	6.35	11-1-2028	1,500,000	1,501,740

				7,829,618

Tax Revenue: 0.83%
Michigan Finance Authority Detroit Recovery Project Series 2014F	3.40	10-1-2020	500,000	508,105
Michigan Finance Authority Detroit Recovery Project Series 2014F	3.60	10-1-2021	500,000	511,995
Michigan Finance Authority Detroit Recovery Project Series 2014F	3.80	10-1-2022	500,000	515,410

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Strategic Municipal Bond Fund	23

Security name	Interest rate	Maturity date	Principal	Value

Tax Revenue (continued)
Michigan Finance Authority Detroit Recovery Project Series 2014F	3.88%	10-1-2023	$2,500,000	$2,582,000
Michigan Finance Authority Series H-1	5.00	10-1-2021	1,565,000	1,661,107
Michigan Strategic Fund Limited Obligation Events Center Project Series A	4.13	7-1-2045	11,000,000	11,017,710

				16,796,327

Water & Sewer Revenue: 0.86%
Detroit MI Water & Sewage Department Series A	5.00	7-1-2022	1,000,000	1,094,470
Michigan Financial Authority Local Government Loan Program Series C7 (National Insured)	5.00	7-1-2022	2,000,000	2,201,740
Michigan Financial Authority Local Government Loan Program Series D1 (AGM Insured)	5.00	7-1-2022	2,700,000	2,982,123
Michigan Financial Authority Local Government Loan Program Series D1 (AGM Insured)	5.00	7-1-2023	2,000,000	2,251,400
Michigan Financial Authority Local Government Loan Program Series D6 (National Insured)	5.00	7-1-2022	2,080,000	2,289,810
Michigan Financial Authority Local Government Loan Program Series D6 (National Insured)	5.00	7-1-2023	3,670,000	4,114,767
Michigan Financial Authority Local Government Loan Program Series D6 (National Insured)	5.00	7-1-2024	2,130,000	2,410,798

				17,345,108

				69,453,532

Minnesota: 0.70%

Education Revenue: 0.11%
Cologne MN Charter School Lease Academy Project Series 2014A	4.00	7-1-2019	170,000	171,620
Cologne MN Charter School Lease Academy Project Series 2014A	4.00	7-1-2023	260,000	265,668
St. Paul MN Housing & RDA Charter School Hmong College Preparatory Academy Project Series A	4.75	9-1-2022	500,000	514,875
St. Paul MN Housing & RDA Charter School Hmong College Preparatory Academy Project Series A	5.00	9-1-2026	1,000,000	1,054,740
St. Paul MN Housing & RDA Great River School Project Series A 144A	4.75	7-1-2029	250,000	253,105

				2,260,008

Health Revenue: 0.59%
Kanabec County MN Firstlight Health Kanabec Hospital	2.75	12-1-2019	2,000,000	2,001,420
Minneapolis & St. Paul MN Housing & RDA Health Care Facilities Series A (AGM Insured, U.S. Bank NA SPA) ø	1.53	8-15-2034	5,300,000	5,300,000
St. Paul MN Housing & RDA HealthEast Care System Project Series 2015A	5.25	11-15-2028	1,505,000	1,619,651
St. Paul MN Housing & RDA HealthEast Care System Project Series 2015A	5.25	11-15-2035	2,850,000	3,067,113

				11,988,184

				14,248,192

Mississippi: 0.56%

Health Revenue: 0.25%
Mississippi HFFA Baptist Health System Series A (SIFMA Municipal Swap +1.30%) ±	2.81	8-15-2036	5,000,000	5,037,750

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Strategic Municipal Bond Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Industrial Development Revenue: 0.31%
Perry County MS PCR Leaf River Forest Products Incorporated Project (Georgia-Pacific LLC LOC) 144Aø	1.68%	2-1-2022	$6,215,000	$6,215,000

				11,252,750

Missouri: 1.16%

Education Revenue: 0.21%
Missouri HEFA St. Louis University Project Series B (U.S. Bank NA LOC) ø	1.55	10-1-2024	4,300,000	4,300,000

Health Revenue: 0.14%
Lees Summit MO IDA Senior Living Facilities Revenue Series A	5.00	8-15-2018	750,000	752,265
Lees Summit MO IDA Senior Living Facilities Revenue Series A	5.00	8-15-2019	1,000,000	1,026,660
Lees Summit MO IDA Senior Living Facilities Revenue Series A	5.00	8-15-2020	1,075,000	1,122,343

				2,901,268

Miscellaneous Revenue: 0.43%
Branson MO IDA Branson Shoppes Series A	3.00	11-1-2018	250,000	250,905
Branson MO IDA Branson Shoppes Series A	3.00	11-1-2019	800,000	806,848
Branson MO IDA Branson Shoppes Series A	3.00	11-1-2021	350,000	351,536
Branson MO IDA Branson Shoppes Series A	4.00	11-1-2022	350,000	362,943
Branson MO IDA Branson Shoppes Series A	4.00	11-1-2023	750,000	775,057
Platte County MO Riverside-Quindaro Bend Levee District Project L-385	3.00	3-1-2020	900,000	909,603
Platte County MO Riverside-Quindaro Bend Levee District Project L-385	5.00	3-1-2024	1,000,000	1,088,160
Platte County MO Riverside-Quindaro Bend Levee District Project L-385	4.00	3-1-2021	930,000	965,917
Platte County MO Riverside-Quindaro Bend Levee District Project L-385	4.00	3-1-2022	970,000	1,010,207
Platte County MO Riverside-Quindaro Bend Levee District Project L-385	4.00	3-1-2023	1,010,000	1,053,147
Platte County MO Riverside-Quindaro Bend Levee District Project L-385	5.00	3-1-2025	1,105,000	1,201,986

				8,776,309

Tax Revenue: 0.18%
Arnold MO Real Property Arnold Triangle Redevelopment Project Series A	3.75	5-1-2023	1,415,000	1,426,150
Lees Summit MO Summit Fair Project Series 2017 144A	3.50	11-1-2023	630,000	624,084
Richmond Heights MO Francis Place Redevelopment Project	5.63	11-1-2025	1,500,000	1,500,225

				3,550,459

Water & Sewer Revenue: 0.20%
Kansas City MO Sanitation Sewer System Revenue Series B %%	5.00	1-1-2020	400,000	414,032
Kansas City MO Sanitation Sewer System Revenue Series B %%	5.00	1-1-2021	575,000	608,062
Kansas City MO Sanitation Sewer System Revenue Series B %%	5.00	1-1-2023	805,000	884,462
Kansas City MO Sanitation Sewer System Revenue Series B %%	5.00	1-1-2025	810,000	911,363
Kansas City MO Sanitation Sewer System Revenue Series B %%	5.00	1-1-2027	700,000	802,074
Kansas City MO Sanitation Sewer System Revenue Series B %%	5.00	1-1-2028	275,000	323,218

				3,943,211

				23,471,247

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Strategic Municipal Bond Fund	25

Security name	Interest rate	Maturity date	Principal	Value

Nebraska: 0.45%

Utilities Revenue: 0.45%
Central Plains Energy Nebraska Gas Project #3	5.00%	9-1-2025	$3,290,000	$3,711,054
Central Plains Energy Nebraska Gas Project #3	5.00	9-1-2026	3,750,000	4,251,450
Central Plains Energy Nebraska Gas Project #3	5.00	9-1-2027	1,000,000	1,139,350

				9,101,854

Nevada: 0.69%

Airport Revenue: 0.10%
Clark County NV Airport System Subordinate Lien Bonds Series 2018D-2B (Royal Bank of Canada LOC) ø	1.49	7-1-2040	2,000,000	2,000,000

GO Revenue: 0.55%
Clark County NV School District Series 2017C	5.00	6-15-2023	5,500,000	6,190,965
Tender Option Bond Trust Receipts/Certificates Nevada Water District (JPMorgan Chase & Company LIQ) 144Aø	1.69	6-1-2020	5,000,000	5,000,000

				11,190,965

Health Revenue: 0.04%
Carson City NV Carson Tahoe Regional Medical Center	5.00	9-1-2018	700,000	703,423

				13,894,388

New Hampshire: 0.48%

Health Revenue: 0.48%
New Hampshire Covenant Health Systems Series B	5.00	7-1-2028	6,400,000	6,416,256
New Hampshire HEFA Hillside Village Issue Series 2017C 144A	3.50	7-1-2022	3,350,000	3,360,084

				9,776,340

New Jersey: 5.54%

Airport Revenue: 0.27%
South Jersey NJ Port Corporation Marine Terminal Series 2012	4.00	1-1-2022	1,600,000	1,651,632
South Jersey NJ Port Corporation Marine Terminal Series S-2	5.00	1-1-2023	1,665,000	1,803,312
South Jersey NJ Port Corporation Marine Terminal Series S-2	5.00	1-1-2024	1,750,000	1,913,100

				5,368,044

Education Revenue: 0.19%
New Jersey Higher Education Student Assistance Authority Series 2017-1B	5.00	12-1-2021	1,390,000	1,506,704
New Jersey Higher Education Student Assistance Authority Series 2017-1B	5.00	12-1-2020	2,250,000	2,397,667

				3,904,371

GO Revenue: 0.08%
Hudson County NJ Qualified General and Water Improvements Series 2012A and 2012B (AGM Insured)	4.00	9-1-2018	1,140,000	1,144,583
Paterson NJ General Improvement (AGM Insured)	5.00	6-15-2020	400,000	409,324

				1,553,907

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Strategic Municipal Bond Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Industrial Development Revenue: 0.14%
New Jersey EDA Elite Pharmaceuticals Project Series A	6.50%	9-1-2030	$395,000	$362,128
New Jersey EDA The Goethals Bridge Replacement Project	5.00	7-1-2020	500,000	527,875
New Jersey EDA The Goethals Bridge Replacement Project	5.00	1-1-2021	585,000	623,809
New Jersey EDA The Goethals Bridge Replacement Project	5.00	7-1-2021	900,000	969,930
New Jersey EDA The Goethals Bridge Replacement Project	5.00	1-1-2023	400,000	441,904

				2,925,646

Miscellaneous Revenue: 1.99%
Garden State NJ Preservation Open Space and Farmland Series B (AGM Insured) ¤	0.00	11-1-2021	8,310,000	7,640,546
New Jersey EDA Motor Vehicle Surcharge Revenue Refunding Bond Series A	3.13	7-1-2029	6,000,000	5,882,100
New Jersey EDA Motor Vehicle Surcharge Revenue Series A	3.38	7-1-2030	9,705,000	9,521,673
New Jersey EDA School Facilities Construction Project Prerefunded Bond Series EE	5.50	9-1-2021	2,025,000	2,209,923
New Jersey EDA School Facilities Construction Project Series EE	5.25	9-1-2025	1,800,000	1,900,872
New Jersey EDA School Facilities Construction Project Series K (Ambac Insured)	5.25	12-15-2020	3,000,000	3,198,510
New Jersey EDA School Facilities Construction Project Series NN (AGM Insured)	5.00	3-1-2024	1,645,000	1,805,832
New Jersey TTFA Series A	5.00	6-15-2022	4,815,000	5,119,886
Newark NJ Housing Authority (National Insured)	5.25	1-1-2019	2,995,000	3,048,012

				40,327,354

Tax Revenue: 0.04%
New Jersey EDA School Facilities Construction Project Unrefunded Bond Series EE	5.50	9-1-2021	750,000	802,942

Transportation Revenue: 2.83%
New Jersey TTFA Series AA	5.00	6-15-2023	1,350,000	1,451,939
New Jersey TTFA CAB Series A ¤	0.00	12-15-2026	12,000,000	8,516,160
New Jersey TTFA Series A	5.25	12-15-2020	1,900,000	2,020,593
New Jersey TTFA Series A	5.25	6-15-2022	2,785,000	2,980,953
New Jersey TTFA Series AA	5.00	6-15-2023	4,665,000	5,073,234
New Jersey TTFA Series B	5.00	6-15-2020	2,150,000	2,252,490
New Jersey TTFA Series D	5.00	12-15-2023	6,960,000	7,607,350
New Jersey TTFA Series DC8033 (Dexia Credit Local LOC, AGM Insured, Dexia Credit Local LIQ) 144Aø	1.79	12-15-2022	27,295,000	27,295,000

				57,197,719

				112,079,983

New Mexico: 0.85%

Education Revenue: 0.01%
New Mexico Educational Assistance Foundation Series A2 (3 Month LIBOR +0.65%) ±	2.95	12-1-2028	155,000	155,023

Utilities Revenue: 0.84%
New Mexico Municipal Energy Acquisition Authority Gas Supply Subordinate Bond Series B (1 Month LIBOR +0.75%) (Royal Bank of Canada SPA) ±	2.08	11-1-2039	17,100,000	17,116,074

				17,271,097

New York: 5.63%

Airport Revenue: 1.84%
New York Transportation Development Corporation Special Facilities Bonds Series 2018	5.00	1-1-2025	11,030,000	12,399,154

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Strategic Municipal Bond Fund	27

Security name	Interest rate	Maturity date	Principal	Value

Airport Revenue (continued)
Port Authority of New York and New Jersey Consolidated Bonds Two Hundred Seventh Series	5.00%	9-15-2027	$21,270,000	$24,872,075

				37,271,229

Education Revenue: 0.39%
Albany NY IDA Foundation State University Project Series A ø	1.74	7-1-2032	2,675,000	2,675,000
Build New York City Resource Corporation Bronx Charter School for International Cultures & Arts Series A	3.88	4-15-2023	1,000,000	1,014,140
Hempstead Town NY Local Development Corporation Academy Charter School Project Series 2018A	6.47	2-1-2033	1,435,000	1,436,923
Hempstead Town NY Local Development Corporation Academy Charter School Project Series A	5.45	2-1-2027	2,880,000	2,756,246

				7,882,309

GO Revenue: 1.06%
Suffolk County NY TAN	2.50	7-25-2018	21,460,000	21,472,447

Health Revenue: 0.36%
Monroe County NY Industrial Development Corporation Unity Hospital Rochester Project (FHA Insured)	4.20	8-15-2025	7,195,000	7,206,152

Housing Revenue: 0.70%
East Rochester NY Housing Authority Home Good Sheperd Project Series A (Royal Bank of Scotland LOC) ø	1.65	12-1-2036	2,590,000	2,590,000
New York HFA Affordable Housing Project Series M (GNMA/FNMA/FHLMC Insured)	2.00	5-1-2021	9,375,000	9,372,375
New York HFA Affordable Housing Project Series M (GNMA/FNMA/FHLMC Insured)	2.00	5-1-2021	2,250,000	2,249,370

				14,211,745

Tax Revenue: 0.48%
New York Local Government Assistance Corporation Sub Lien Series B-7V (JPMorgan Chase & Company SPA) ø	1.54	4-1-2020	2,000,000	2,000,000
New York Metropolitan Transportation Authority Dedicated Tax Fund (SIFMA Municipal Swap +0.95%) ±	2.46	11-1-2019	7,500,000	7,570,950

				9,570,950

Tobacco Revenue: 0.06%
Suffolk County NY Tobacco Asset Securitization Corporation	5.00	6-1-2019	575,000	593,826
Suffolk County NY Tobacco Asset Securitization Corporation	5.00	6-1-2020	625,000	666,175

				1,260,001

Transportation Revenue: 0.12%
New York Metropolitan Transportation Authority Subordinate Bond Series D-2 (Landesbank Hessen-Thüringen LOC) ø	1.62	11-1-2035	2,400,000	2,400,000

Utilities Revenue: 0.25%
New York NY IDA Brooklyn Navy Yard Cogeneration Partners LP	5.65	10-1-2028	5,000,000	5,048,100

Water & Sewer Revenue: 0.37%
New York NY Municipal Water Finance Series F1B-RMKT (U.S. Bank NA SPA) ø	1.49	6-15-2035	7,450,000	7,450,000

				113,772,933

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Strategic Municipal Bond Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Ohio: 0.64%

Education Revenue: 0.10%
Portage County OH Port Authority Revenue Northeast Ohio Medical University Project	5.00%	12-1-2026	$1,980,000	$2,083,910

Health Revenue: 0.29%
Akron OH Bath and Copley Joint Township Hospital District	5.00	1-1-2031	2,000,000	2,192,320
Allen County OH Hospital Facilities Revenue Bonds Series B	5.00	8-1-2047	2,500,000	2,765,000
Hamilton County OH Healthcare Series 2017	3.00	1-1-2022	905,000	915,806

				5,873,126

Resource Recovery Revenue: 0.25%
Ohio Air Quality Development Authority Ohio Valley Electric Corporation Series E	5.63	10-1-2019	4,850,000	4,977,798

				12,934,834

Oklahoma: 0.04%

Health Revenue: 0.04%
Comanche County OK Hospital Authority Series A	5.00	7-1-2018	795,000	795,000

Other: 0.06%

Miscellaneous Revenue: 0.06%
Public Housing Capital Fund Trust II (HUD Insured) 144A	4.50	7-1-2022	1,243,258	1,244,600

Pennsylvania: 6.34%

Education Revenue: 0.82%
Chester County PA IDA Avon Grove Charter School Project Series 2017A	4.00	12-15-2027	2,250,000	2,258,752
Chester County PA IDA Collegium Charter School Project Series A	3.70	10-15-2022	1,150,000	1,149,505
Delaware County PA IDA Chester Charter School Series A 144A	4.38	6-1-2026	1,785,000	1,763,205
Montgomery County PA HEFAR Arcadia University	5.00	4-1-2022	1,575,000	1,708,969
Montgomery County PA HEFAR Arcadia University	5.00	4-1-2023	1,605,000	1,766,030
Philadelphia PA IDA Charter School Project A	4.50	8-1-2026	3,365,000	3,433,444
Philadelphia PA IDA Charter School Project Series 2016B	4.88	8-1-2026	2,190,000	2,230,165
Philadelphia PA IDA Tacony Academy Christian School Project Series A-1	6.25	6-15-2023	630,000	678,705
Philadelphia PA IDA University of the Arts Series 2017 144A	5.00	3-15-2021	1,205,000	1,243,271
Philadelphia PA IDA University of the Arts Series 2017 144A	5.00	3-15-2019	325,000	328,256

				16,560,302

GO Revenue: 1.51%
Allegheny County PA Penn Hills Schools District Series 2015 (Build America Mutual Assurance Company Insured)	5.00	11-15-2022	340,000	371,851
Allegheny County PA Penn Hills Schools District Series 2015 (Build America Mutual Assurance Company Insured)	5.00	11-15-2023	1,025,000	1,135,526
Philadelphia PA School District Series B	3.13	9-1-2020	200,000	204,776
Philadelphia PA School District Series D	5.00	9-1-2021	2,000,000	2,165,580
Philadelphia PA School District Series D	5.00	9-1-2022	3,565,000	3,919,468
Philadelphia PA School District Series E	5.25	9-1-2022	1,525,000	1,618,940
Philadelphia PA School District Series E	5.25	9-1-2023	5,770,000	6,119,143
Philadelphia PA School District Series E (BHAC Insured)	5.38	9-1-2028	2,425,000	2,440,641
Philadelphia PA School District Series F	5.00	9-1-2022	5,000,000	5,497,150

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Strategic Municipal Bond Fund	29

Security name	Interest rate	Maturity date	Principal	Value

GO Revenue (continued)
Scranton PA Refunding Notes	5.00%	11-15-2026	$2,120,000	$2,257,143
Scranton PA School District Series A	5.00	6-1-2024	750,000	821,318
Scranton PA School District Series A	5.00	6-1-2025	1,000,000	1,098,430
Scranton PA School District Series B (National Insured)	5.00	6-1-2024	665,000	728,235
Scranton PA School District Series B (National Insured)	5.00	6-1-2025	710,000	782,179
Scranton PA Series 2017 144A	5.00	9-1-2023	1,355,000	1,462,763

				30,623,143

Health Revenue: 0.89%
Berks County PA Municipal Authority Reading Hospital & Medical Center Project Series B	3.01	11-1-2039	8,750,000	8,883,437
Butler County PA Hospital Authority Series A (BMO Harris Bank NA LOC) ø	1.54	10-1-2042	700,000	700,000
Fulton County PA IDA Medical Center Project	2.40	7-1-2020	1,600,000	1,575,760
Montgomery County PA Higher Education and Thomas Jefferson University (SIFMA Municipal Swap +0.72%) ±	2.23	9-1-2051	3,500,000	3,498,565
Philadelphia PA Hospital and HEFA Temple University Health System Series 2017	5.00	7-1-2023	1,750,000	1,916,320
Quakertown PA Health Facilities Authority Series A	3.13	7-1-2021	1,500,000	1,477,425

				18,051,507

Industrial Development Revenue: 0.93%
Montgomery County PA IDA Peco Energy Company Project Series A	2.60	3-1-2034	8,500,000	8,498,045
Montgomery County PA IDA Peco Energy Company Project Series B	2.55	6-1-2029	10,340,000	10,337,932

				18,835,977

Miscellaneous Revenue: 0.24%
Pennsylvania Public School Building Authority	5.00	4-1-2019	4,650,000	4,762,577

Resource Recovery Revenue: 0.40%
Pennsylvania EDFA Solid Waste Disposal Republic Services Incorporated Project ø	1.80	6-1-2044	8,000,000	8,000,000

Transportation Revenue: 1.05%
Pennsylvania Turnpike Commission Series A (SIFMA Municipal Swap +0.68%) ±	2.19	12-1-2018	11,150,000	11,150,000
Pennsylvania Turnpike Commission Series B (SIFMA Municipal Swap +1.27%) ±	2.78	12-1-2020	10,000,000	10,172,600

				21,322,600

Water & Sewer Revenue: 0.50%
Pittsburgh PA Water & Sewer Authority Series C (1 Month LIBOR +0.64%) (AGM Insured) ±	2.03	9-1-2040	10,000,000	10,016,700

				128,172,806

Puerto Rico: 0.03%

Utilities Revenue: 0.03%
Puerto Rico Electric Power Authority Revenue Series SS (National Insured)	5.00	7-1-2018	570,000	570,000

Rhode Island: 0.19%

Housing Revenue: 0.00%
Rhode Island Housing & Mortgage Finance	6.50	4-1-2027	15,000	15,066

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Strategic Municipal Bond Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Miscellaneous Revenue: 0.19%
Providence RI RDA Series A	5.00%	4-1-2022	$1,940,000	$2,118,810
Providence RI RDA Series A	5.00	4-1-2023	1,585,000	1,750,712

				3,869,522

				3,884,588

South Carolina: 0.39%

Education Revenue: 0.17%
South Carolina Jobs EDA East Point Academy Project Series A 144A	2.25	5-1-2019	2,500,000	2,488,175
South Carolina Jobs EDA York Preparatory Academy Project Series A	5.75	11-1-2023	835,000	862,330

				3,350,505

Miscellaneous Revenue: 0.06%
Lee County SC School Facilities Incorporated (AGM Insured)	2.00	6-1-2020	185,000	184,826
Lee County SC School Facilities Incorporated (AGM Insured)	4.00	12-1-2019	560,000	575,814
Lee County SC School Facilities Incorporated (AGM Insured)	4.00	12-1-2020	375,000	391,661

				1,152,301

Resource Recovery Revenue: 0.16%
South Carolina Jobs EDA Solid Waste Disposal RePower South Berkeley LLC 144A	5.25	2-1-2027	3,310,000	3,303,082

				7,805,888

South Dakota: 0.05%

Health Revenue: 0.05%
South Dakota HEFA	4.50	9-1-2019	990,000	1,024,511

Tennessee: 1.07%

Tax Revenue: 0.04%
Bristol TN Industrial Development Board Sales Tax CAB Series B 144A¤	0.00	12-1-2031	2,000,000	925,720

Utilities Revenue: 1.03%
Tennessee Energy Acquisition Corporation Series A	4.00	5-1-2048	10,000,000	10,649,800
Tennessee Energy Acquisition Corporation Series A	5.25	9-1-2018	4,000,000	4,023,000
Tennessee Energy Acquisition Corporation Series A	5.25	9-1-2020	4,720,000	5,033,408
Tennessee Energy Acquisition Corporation Series B	5.63	9-1-2026	925,000	1,057,099

				20,763,307

				21,689,027

Texas: 8.63%

Airport Revenue: 0.18%
Dallas Fort Worth TX International Airport Refunding Bonds Series 2014A	5.00	11-1-2032	3,375,000	3,694,511

Education Revenue: 1.83%
Arlington TX Higher Education Finance Corporate Education Series A	4.00	6-15-2026	695,000	691,247
Austin TX Community College District Series A	4.00	2-1-2023	320,000	343,792
Clifton TX Higher Education Finance Corporation International Leadership Series 2015A	4.63	8-15-2025	8,905,000	9,047,658

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Strategic Municipal Bond Fund	31

Security name	Interest rate	Maturity date	Principal	Value

Education Revenue (continued)
Clifton TX Higher Education Finance Corporation Uplift Education Series A	4.00%	12-1-2025	$3,635,000	$3,818,531
New Hope TX Cultural Education Facilities Finance Corporation Jubilee Academic Center 144A	3.38	8-15-2021	1,955,000	1,936,408
Newark TX Higher Educational Finance Corporation Charter Schools Incorporated Series 2015 A 144A	4.63	8-15-2025	1,485,000	1,549,404
North Texas Higher Education Authority Incorporated Student Loan Series 2 Class A (3 Month LIBOR +1.00%) ±	3.31	4-1-2037	1,575,000	1,590,293
Texas PFA Southern University Financing System (Build America Mutual Assurance Company Insured)	5.00	11-1-2020	1,715,000	1,831,809
Texas PFA Southern University Financing System (Build America Mutual Assurance Company Insured)	5.00	11-1-2021	1,275,000	1,391,484
University of Texas Board of Regents Series 2017C	5.00	8-15-2025	4,750,000	5,580,585
University of Texas Board of Regents Series 2017C	5.00	8-15-2026	7,780,000	9,250,965

				37,032,176

GO Revenue: 3.42%
Brownsville TX Independent School District Series 2017	4.00	8-15-2021	9,555,000	10,108,617
Dallas TX GO Refunding & Improvement Bond Series 2017	5.00	2-15-2023	7,105,000	7,980,265
Denton TX Independent School District Refunding Bonds Series 2012B	5.00	8-15-2032	5,000,000	5,506,550
Houston TX Public Improvement Refunding Bonds Series 2017A	5.00	3-1-2020	11,000,000	11,586,190
Houston TX Public Improvement Refunding Bonds Series 2017A	5.00	3-1-2024	12,000,000	13,723,920
Katy TX Independent School District Series 2016A	5.00	2-15-2023	1,415,000	1,595,285
Leander TX Independent School District CAB Bonds Series 2014C ¤	0.00	8-15-2035	2,975,000	1,473,131
Northside TX Independent School District Building Bonds Series 2018	2.75	8-1-2048	11,275,000	11,494,975
Pearland TX Permanent Improvement Series 2015	5.00	3-1-2021	1,000,000	1,077,610
Texas General Obligation Veterans Bonds (Helaba SPA) ø	1.52	12-1-2046	4,570,000	4,570,000

				69,116,543

Health Revenue: 0.54%
Mesquite TX Health Facilities Development Corporation Christian Care Centers Incorporated Project Series 2016	1.95	2-15-2019	500,000	497,080
Mesquite TX Health Facilities Development Corporation Christian Care Centers Incorporated Project Series 2016	5.00	2-15-2020	810,000	833,539
Mesquite TX Health Facilities Development Corporation Christian Care Centers Incorporated Project Series 2016	5.00	2-15-2021	560,000	583,514
New Hope TX Cultural Education Facilities Finance Corporation The Langford Project Series B-2	3.00	11-15-2021	1,100,000	1,095,787
New Hope TX Cultural Education Facilities Finance Corporation Hospital Series 2017A	5.00	8-15-2024	1,000,000	1,153,830
New Hope TX Cultural Education Facilities Finance Corporation Hospital Series 2017A	5.00	8-15-2026	2,000,000	2,358,760
Tarrant County TX Cultural Education Facilities Finance Corporation Buckner Senior Living-Ventana Project	3.88	11-15-2022	4,315,000	4,316,467

				10,838,977

Housing Revenue: 0.44%
New Hope TX Cultural Education Facilities Finance Corporation Student Housing Revenue Project Series A	3.25	8-1-2019	5,000,000	4,994,750
New Hope TX Cultural Education Facilities Finance Corporation Student Housing Tarleton State University Project	5.38	4-1-2028	1,845,000	2,015,995

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Strategic Municipal Bond Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Housing Revenue (continued)
Texas New Hope ECFA Collegiate Housing Tarleton State University Series A	4.00%	4-1-2020	$185,000	$190,247
Texas New Hope ECFA Collegiate Housing Tarleton State University Series A	4.00	4-1-2021	310,000	322,000
Texas New Hope ECFA Collegiate Housing Tarleton State University Series A	4.00	4-1-2022	870,000	911,264
Texas New Hope ECFA Collegiate Housing Tarleton State University Series A	5.00	4-1-2025	480,000	535,718

				8,969,974

Industrial Development Revenue: 0.08%
Austin Convention Enterprises Incorporated Series 2017B	5.00	1-1-2020	500,000	523,035
Austin Convention Enterprises Incorporated Series 2017B	5.00	1-1-2019	600,000	608,334
Austin Convention Enterprises Incorporated Series 2017B	5.00	1-1-2021	500,000	535,815

				1,667,184

Miscellaneous Revenue: 0.12%
Wood Glen TX Housing Finance Corporation Mortgage Copperwood Project Series A (National/FHA Insured)	7.65	7-1-2022	2,125,000	2,397,850

Resource Recovery Revenue: 0.62%
Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Subordinate Series E ø	1.78	11-1-2040	8,000,000	8,000,000
Port Arthur TX Navigation District Motiva Enterprises LLC Project Series A ø	1.78	4-1-2040	4,450,000	4,450,000

				12,450,000

Transportation Revenue: 1.40%
Central Texas Regional Mobility Authority Senior Lien Series A	5.00	1-1-2021	1,000,000	1,064,590
Central Texas Regional Mobility Authority Senior Lien Series A	5.00	1-1-2023	500,000	552,380
North Texas Tollway Authority System Refunding Bonds Series C (SIFMA Municipal Swap +0.67%) ±	2.18	1-1-2038	3,850,000	3,854,197
Texas Tender Option Bond Trust Receipts/Floater Certificates Series 2015-XM0085 (Barclays Bank plc LIQ) 144Aø	1.71	7-1-2021	10,500,000	10,500,000
Texas Tender Option Bond Trust Receipts/Floater Certificates Series 2017-XM0560 (Bank of America NA LIQ) 144Aø	1.76	1-1-2048	4,000,000	4,000,000
Texas Tender Option Bond Trust Receipts/Floater Certificates Series 2017-XM0561 (Bank of America NA LIQ) 144Aø	1.76	1-1-2048	8,440,000	8,440,000

				28,411,167

				174,578,382

Utah: 0.26%

Airport Revenue: 0.13%
Utah Tender Option Bond Trust Receipts/Floater Certificates Series 2017-ZF0540 (JPMorgan Chase & Company LIQ) 144Aø	1.69	1-1-2025	2,700,000	2,700,000

Education Revenue: 0.07%
Utah Charter School Finance Authority Ronald Wilson Reagan Academy Project Series A 144A	3.50	2-15-2026	1,565,000	1,500,788

Miscellaneous Revenue: 0.06%
Utah Infrastructure Agency Telecommunications Series 2017	2.00	10-15-2018	535,000	535,080
Utah Infrastructure Agency Telecommunications Series 2017	2.00	10-15-2019	625,000	623,263

				1,158,343

				5,359,131

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Strategic Municipal Bond Fund	33

Security name	Interest rate	Maturity date	Principal	Value

Vermont: 0.61%

Education Revenue: 0.61%
Vermont Student Assistance Corporation Series A	5.00%	6-15-2021	$1,800,000	$1,922,940
Vermont Student Assistance Corporation Series A	5.00	6-15-2022	550,000	595,799
Vermont Student Assistance Corporation Series A	5.00	6-15-2023	1,200,000	1,319,472
Vermont Student Assistance Corporation Series B Class B (1 Month LIBOR +1.00%) ±	2.98	6-2-2042	8,468,251	8,341,736
Vermont Student Assistance Corporation Series B Class-A1 (3 Month LIBOR +1.50%) ±	3.82	6-1-2022	82,500	82,656

				12,262,603

Virginia: 1.35%

Health Revenue: 0.08%
Prince William County VA IDA Westminster At Lake Ridge Series 2016	2.00	1-1-2019	600,000	599,736
Prince William County VA IDA Westminster At Lake Ridge Series 2016	2.25	1-1-2020	910,000	910,528

				1,510,264

Transportation Revenue: 0.33%
Virginia Commonwealth Transportation Board Capital Projects Series 2017A	5.00	5-15-2024	3,000,000	3,459,870
Virginia Commonwealth Transportation Board Capital Projects Series 2017A	5.00	5-15-2025	2,750,000	3,215,245

				6,675,115

Utilities Revenue: 0.94%
Louisa VA Electric and Power IDA Series 2008B	2.15	11-1-2035	19,050,000	19,041,809

				27,227,188

Washington: 1.20%

Health Revenue: 0.85%
Washington HCFR Catholic Health Initiatives Series B (SIFMA Municipal Swap +1.40%) ±	2.91	1-1-2035	11,000,000	11,115,940
Washington Health Care Facilities Authority Fred Hutchinson Cancer Research (1 Month LIBOR +1.10%) ±	2.51	1-1-2042	6,050,000	6,123,931

				17,239,871

Housing Revenue: 0.22%
Seattle WA Housing Authority Newholly Phase I Series B	1.25	4-1-2019	4,505,000	4,481,529

Resource Recovery Revenue: 0.13%
Washington State EDFA Waste Management 144A	2.13	6-1-2020	2,500,000	2,498,825

				24,220,225

West Virginia: 0.33%

Tax Revenue: 0.06%
Monongalia County WV Commission Special District University Town Center Series A 144A	4.50	6-1-2027	1,250,000	1,246,325

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo Strategic Municipal Bond Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Utilities Revenue: 0.27%
West Virginia Economic Development Refunding Bond Wheeling Power Company	3.00%	6-1-2037	$5,450,000	$5,474,852

				6,721,177

Wisconsin: 4.28%

Airport Revenue: 0.11%
Wisconsin PFA Airport Series C	5.00	7-1-2022	2,090,000	2,223,865

Education Revenue: 0.34%
Corvian County WI Community School Revenue 144A	4.25	6-15-2029	1,085,000	1,097,499
Milwaukee WI RDA Milwaukee School of Engineering Project (AGM Insured)	4.10	4-1-2032	1,000,000	1,034,340
Milwaukee WI RDA Science Education Consortium Incorporated Project Series A	4.75	8-1-2023	1,015,000	1,056,412
Pine Lake WI PFA Preparatory Series 2015 144A	4.35	3-1-2025	2,420,000	2,460,487
Wisconsin PFA Roseman University of Health Sciences Project Series 2012	5.00	4-1-2022	1,195,000	1,263,115

				6,911,853

GO Revenue: 0.23%
Eau Claire WI Area School District Refunding Bonds	5.00	4-1-2022	1,245,000	1,372,426
Eau Claire WI Area School District Refunding Bonds	5.00	4-1-2023	1,860,000	2,092,463
Eau Claire WI Area School District Refunding Bonds	5.00	4-1-2024	1,000,000	1,141,590

				4,606,479

Health Revenue: 1.10%
Public Finance Authority Senior Living Marylhurst Project Series 2017B 144A	3.00	11-15-2022	2,200,000	2,204,796
Wisconsin HEFA Bellin Memorial Hospital Series 2015	3.00	12-1-2020	745,000	764,929
Wisconsin HEFA Bellin Memorial Hospital Series 2015	5.00	12-1-2022	755,000	844,739
Wisconsin HEFA Health Care Series 2010A	5.00	6-1-2030	14,330,000	15,151,252
Wisconsin PFA Bancroft Neurohealth Project Series A 144A	4.00	6-1-2019	1,270,000	1,288,415
Wisconsin PFA Bancroft Neurohealth Project Series A 144A	4.00	6-1-2020	635,000	652,056
Wisconsin PFA Bancroft Neurohealth Project Series A 144A	4.00	6-1-2021	1,370,000	1,415,621

				22,321,808

Housing Revenue: 0.08%
Wisconsin Housing & EDA President House Project (Associated Trust Company NA LOC) ø	1.61	8-1-2046	1,635,000	1,635,000

Miscellaneous Revenue: 0.72%
Milwaukee WI RAN Series M-11	5.00	9-27-2018	14,500,000	14,620,495

Resource Recovery Revenue: 1.10%
Wisconsin PFA Series A-2	2.00	10-1-2025	21,000,000	21,004,200
Wisconsin Public Finance Authority Soilid Waste Disposal Waste Management Incorporated Project 2017A-1 ø	2.00	6-1-2023	1,300,000	1,300,260

				22,304,460

Water & Sewer Revenue: 0.60%
Wisconsin Clean Water Refunding Bonds Series 2012	5.00	6-1-2023	310,000	351,118
Wisconsin Clean Water Refunding Bonds Series 2013	5.00	6-1-2024	2,285,000	2,599,507
Wisconsin Clean Water Refunding Bonds Series 2015	5.00	6-1-2023	3,355,000	3,800,007

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Strategic Municipal Bond Fund	35

Security name	Interest rate	Maturity date	Principal	Value

Water & Sewer Revenue (continued)
Wisconsin Clean Water Refunding Bonds Series 2015	5.00%	6-1-2025	$3,045,000	$3,513,291
Wisconsin Clean Water Refunding Bonds Series 2015	5.00	6-1-2026	1,525,000	1,759,530

				12,023,453

				86,647,413

Wyoming: 0.06%

Utilities Revenue: 0.06%
Sweetwater County WY Pollution Control PacifiCorp Series B ø	1.60	12-1-2020	1,305,000	1,305,000

Total Municipal Obligations (Cost $1,971,576,691)				1,981,883,297

Other: 0.98%
Eaton Vance New York Municipal Income Trust Preferred Shares (SIFMA Municipal Swap +1.00%) ±	3.00	9-1-2019	6,025,000	6,032,351
Eaton Vance Ohio Municipal Bond Fund Institutional Preferred Shares (SIFMA Municipal Swap +1.00%) 144A±	2.51	7-1-2019	3,825,000	3,827,601
Nuveen California AMT-Free Quality Municipal Income Fund Preferred Shares Series A 144A§øø	1.79	10-1-2047	10,000,000	10,000,000

Total Other (Cost $19,850,000)				19,859,952

	Yield		Shares
Short-Term Investments: 0.55%

Investment Companies: 0.54%
Wells Fargo Municipal Cash Management Money Market Fund Institutional Class (l)(u)	1.43		10,804,761	10,816,646

			Principal
U.S. Treasury Securities: 0.01%
Treasury Bill (z)	1.85	9-13-2018	$250,000	249,051

Total Short-Term Investments (Cost $11,065,687)				11,065,697

Total investments in securities (Cost $2,002,492,378)	99.52%	2,012,808,946
Other assets and liabilities, net	0.48	9,729,599

Total net assets	100.00%	$2,022,538,545

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

ø

Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

±	Variable rate investment. The rate shown is the rate in effect at period end.

¤	The security is issued in zero coupon form with no periodic interest payments.

##	All or a portion of this security is segregated for when-issued securities.

%%	The security is issued on a when-issued basis.

§	The security is subject to a demand feature which reduces the effective maturity.

øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(z)	Zero coupon security. The rate represents the current yield to maturity.

The accompanying notes are an integral part of these financial statements.

36	Wells Fargo Strategic Municipal Bond Fund	Portfolio of investments—June 30, 2018

Abbreviations:

AGC	Assured Guaranty Corporation

AGM	Assured Guaranty Municipal

Ambac	Ambac Financial Group Incorporated

AMT	Alternative minimum tax

BAN	Bond anticipation notes

BHAC	Berkshire Hathaway Assurance Corporation

CAB	Capital appreciation bond

CDA	Community Development Authority

ECFA	Educational & Cultural Facilities Authority

EDA	Economic Development Authority

EDFA	Economic Development Finance Authority

FGIC	Financial Guaranty Insurance Corporation

FHA	Federal Housing Administration

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General obligation

HCFR	Healthcare facilities revenue

HEFA	Health & Educational Facilities Authority

HEFAR	Higher education facilities authority revenue

HFA	Housing Finance Authority

HFFA	Health Facilities Financing Authority

HUD	Department of Housing and Urban Development

IDA	Industrial Development Authority

LIBOR	London Interbank Offered Rate

LIQ	Liquidity agreement

LOC	Letter of credit

National	National Public Finance Guarantee Corporation

PCFA	Pollution Control Financing Authority

PCR	Pollution control revenue

PFA	Public Finance Authority

PFOTER	Puttable floating option tax-exempt receipts

RAN	Revenue anticipation notes

RDA	Redevelopment Authority

SPA	Standby purchase agreement

TAN	Tax anticipation notes

TTFA	Transportation Trust Fund Authority

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net asset value
Short-Term Investments
Investment Companies
Wells Fargo Municipal Cash Management Fund Institutional Class	11,589,425	721,623,893	722,408,557	10,804,761	$5,669	$0	$206,966	$10,816,646	0.54%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—June 30, 2018	Wells Fargo Strategic Municipal Bond Fund	37

Assets
Investments in unaffiliated securities, at value (cost $1,991,675,732)	$2,001,992,300
Investments in affiliated securities, at value (cost $10,816,646)	10,816,646
Cash	8,186,518
Receivable for investments sold	19,038,285
Receivable for Fund shares sold	4,570,334
Receivable for interest	18,679,133

Total assets	2,063,283,216

Liabilities
Payable for investments purchased	36,100,103
Payable for Fund shares redeemed	2,795,366
Management fee payable	609,557
Dividends payable	502,941
Administration fees payable	181,712
Distribution fee payable	74,477
Trustees’ fees and expenses payable	316
Accrued expenses and other liabilities	480,199

Total liabilities	40,744,671

Total net assets	$2,022,538,545

NET ASSETS CONSIST OF
Paid-in capital	$2,016,367,221
Overdistributed net investment income	(260,353)
Accumulated net realized losses on investments	(3,884,891)
Net unrealized gains on investments	10,316,568

Total net assets	$2,022,538,545

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$491,128,368
Shares outstanding – Class A1	54,987,077
Net asset value per share – Class A	$8.93
Maximum offering price per share – Class A2	$9.30
Net assets – Class C	$115,517,504
Shares outstanding – Class C1	12,888,672
Net asset value per share – Class C	$8.96
Net assets – Administrator Class	$191,722,745
Shares outstanding – Administrator Class[1]	21,477,045
Net asset value per share – Administrator Class	$8.93
Net assets – Institutional Class	$1,224,169,928
Shares outstanding – Institutional Class[1]	137,094,649
Net asset value per share – Institutional Class	$8.93

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/96 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

38	Wells Fargo Strategic Municipal Bond Fund	Statement of operations—year ended June 30, 2018

Investment income
Interest	$49,583,938
Income from affiliated securities	206,966

Total investment income	49,790,904

Expenses
Management fee	7,297,952
Administration fees
Class A	838,353
Class C	204,092
Administrator Class	202,079
Institutional Class	899,738
Shareholder servicing fees
Class A	1,309,927
Class C	318,894
Administrator Class	504,993
Distribution fee
Class C	956,681
Custody and accounting fees	91,032
Professional fees	82,184
Registration fees	378,947
Shareholder report expenses	189,564
Trustees’ fees and expenses	22,074
Other fees and expenses	49,245

Total expenses	13,345,755
Less: Fee waivers and/or expense reimbursements	(278,262)

Net expenses	13,067,493

Net investment income	36,723,411

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(2,251,211)
Affiliated securities	5,669
Futures transactions	148,162
Credit default swap contracts	443,065

Net realized losses on investments	(1,654,315)

Net change in unrealized gains (losses) on investments	4,181,203

Net realized and unrealized gains (losses) on investments	2,526,888

Net increase in net assets resulting from operations	$39,250,299

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Strategic Municipal Bond Fund	39

	Year ended June 30, 2018		Year ended June 30, 2017

Operations
Net investment income		$36,723,411		$30,494,329
Net realized gains (losses) on investments		(1,654,315)		2,216,902
Net change in unrealized gains (losses) on investments		4,181,203		(20,487,110)

Net increase in net assets resulting from operations		39,250,299		12,224,121

Distributions to shareholders from
Net investment income
Class A		(8,770,008)		(9,721,743)
Class B		N/A		(1,637)[1]
Class C		(1,173,934)		(1,101,197)
Administrator Class		(3,668,568)		(4,158,710)
Institutional Class		(22,770,948)		(15,510,524)
Net realized gains
Class A		(1,271,860)		(3,453,460)
Class B		N/A		(1,604)[1]
Class C		(304,884)		(776,260)
Administrator Class		(493,273)		(1,027,684)
Institutional Class		(2,702,545)		(4,275,093)

Total distributions to shareholders		(41,156,020)		(40,027,912)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	14,183,216	126,858,667	29,705,458	265,830,435
Class B	N/A	N/A	1 [1]	9 [1]
Class C	1,262,039	11,336,254	2,637,375	23,746,452
Administrator Class	8,016,839	71,728,421	15,699,832	140,534,456
Institutional Class	65,554,521	586,336,407	97,370,291	868,468,686

		796,259,749		1,298,580,038

Reinvestment of distributions
Class A	1,025,264	9,170,102	1,363,777	12,163,513
Class B	N/A	N/A	351 [1]	3,115 [1]
Class C	145,058	1,302,030	178,654	1,594,886
Administrator Class	455,559	4,072,557	564,474	5,044,561
Institutional Class	2,335,413	20,883,398	1,810,718	16,136,404

		35,428,087		34,942,479

Payment for shares redeemed
Class A	(21,867,476)	(195,482,366)	(49,552,383)	(441,381,046)
Class B	N/A	N/A	(69,947)[1]	(623,909)[1]
Class C	(3,900,702)	(35,016,106)	(4,649,673)	(41,701,524)
Administrator Class	(8,841,309)	(78,960,801)	(39,549,596)	(353,531,649)
Institutional Class	(46,407,316)	(414,849,938)	(50,783,508)	(452,579,827)

		(724,309,211)		(1,289,817,955)

Net increase in net assets resulting from capital share transactions		107,378,625		43,704,562

Total increase in net assets		105,472,904		15,900,771

Net assets
Beginning of period		1,917,065,641		1,901,164,870

End of period		$2,022,538,545		$1,917,065,641

Overdistributed net investment income		$(260,353)		$(259,804)

[1]	For the period from July 1, 2016 to May 5, 2017. Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

40	Wells Fargo Strategic Municipal Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2018	2017	2016	2015	2014
Net asset value, beginning of period	$8.94	$9.06	$8.90	$9.03	$8.87
Net investment income	0.15	0.13	0.14	0.10	0.17
Net realized and unrealized gains (losses) on investments	0.01	(0.07)	0.18	(0.05)	0.21

Total from investment operations	0.16	0.06	0.32	0.05	0.38
Distributions to shareholders from
Net investment income	(0.15)	(0.13)	(0.14)	(0.10)	(0.17)
Net realized gains	(0.02)	(0.05)	(0.02)	(0.08)	(0.05)

Total distributions to shareholders	(0.17)	(0.18)	(0.16)	(0.18)	(0.22)
Net asset value, end of period	$8.93	$8.94	$9.06	$8.90	$9.03
Total return[1]	1.82%	0.65%	3.67%	0.56%	4.41%
Ratios to average net assets (annualized)
Gross expenses	0.82%	0.81%	0.81%	0.81%	0.83%
Net expenses	0.82%	0.81%	0.81%	0.81%	0.82%
Net investment income	1.69%	1.45%	1.53%	1.16%	1.91%
Supplemental data
Portfolio turnover rate	33%	31%	53%	39%	51%
Net assets, end of period (000s omitted)	$491,128	$550,965	$726,135	$635,610	$656,256

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Strategic Municipal Bond Fund	41

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2018	2017	2016	2015	2014
Net asset value, beginning of period	$8.97	$9.09	$8.94	$9.06	$8.90
Net investment income	0.08 [1]	0.07	0.07	0.04	0.10
Net realized and unrealized gains (losses) on investments	0.01	(0.07)	0.17	(0.04)	0.21

Total from investment operations	0.09	(0.00)	0.24	0.00	0.31
Distributions to shareholders from
Net investment income	(0.08)	(0.07)	(0.07)	(0.04)	(0.10)
Net realized gains	(0.02)	(0.05)	(0.02)	(0.08)	(0.05)

Total distributions to shareholders	(0.10)	(0.12)	(0.09)	(0.12)	(0.15)
Net asset value, end of period	$8.96	$8.97	$9.09	$8.94	$9.06
Total return[2]	1.06%	(0.10)%	2.78%	(0.08)%	3.63%
Ratios to average net assets (annualized)
Gross expenses	1.57%	1.56%	1.56%	1.56%	1.58%
Net expenses	1.57%	1.56%	1.56%	1.56%	1.57%
Net investment income	0.94%	0.72%	0.78%	0.40%	1.16%
Supplemental data
Portfolio turnover rate	33%	31%	53%	39%	51%
Net assets, end of period (000s omitted)	$115,518	$137,955	$156,560	$152,882	$146,329

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

42	Wells Fargo Strategic Municipal Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$8.93	$9.06	$8.90	$9.02	$8.87
Net investment income	0.16	0.14	0.15	0.12	0.18
Net realized and unrealized gains (losses) on investments	0.02	(0.08)	0.18	(0.04)	0.20

Total from investment operations	0.18	0.06	0.33	0.08	0.38
Distributions to shareholders from
Net investment income	(0.16)	(0.14)	(0.15)	(0.12)	(0.18)
Net realized gains	(0.02)	(0.05)	(0.02)	(0.08)	(0.05)

Total distributions to shareholders	(0.18)	(0.19)	(0.17)	(0.20)	(0.23)
Net asset value, end of period	$8.93	$8.93	$9.06	$8.90	$9.02
Total return	2.07%	0.67%	3.80%	0.80%	4.44%
Ratios to average net assets (annualized)
Gross expenses	0.76%	0.75%	0.74%	0.75%	0.77%
Net expenses	0.68%	0.68%	0.68%	0.68%	0.68%
Net investment income	1.80%	1.51%	1.66%	1.28%	2.05%
Supplemental data
Portfolio turnover rate	33%	31%	53%	39%	51%
Net assets, end of period (000s omitted)	$191,723	$195,138	$408,846	$529,945	$516,069

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Strategic Municipal Bond Fund	43

(For a share outstanding throughout each period)

	Year ended June 30
INSTITUTIONAL CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$8.94	$9.06	$8.90	$9.03	$8.87
Net investment income	0.18	0.16	0.17	0.13	0.20
Net realized and unrealized gains (losses) on investments	0.01	(0.07)	0.18	(0.05)	0.21

Total from investment operations	0.19	0.09	0.35	0.08	0.41
Distributions to shareholders from
Net investment income	(0.18)	(0.16)	(0.17)	(0.13)	(0.20)
Net realized gains	(0.02)	(0.05)	(0.02)	(0.08)	(0.05)

Total distributions to shareholders	(0.20)	(0.21)	(0.19)	(0.21)	(0.25)
Net asset value, end of period	$8.93	$8.94	$9.06	$8.90	$9.03
Total return	2.16%	0.99%	4.02%	0.89%	4.77%
Ratios to average net assets (annualized)
Gross expenses	0.49%	0.48%	0.48%	0.48%	0.50%
Net expenses	0.48%	0.48%	0.48%	0.48%	0.48%
Net investment income	2.05%	1.85%	1.85%	1.49%	2.27%
Supplemental data
Portfolio turnover rate	33%	31%	53%	39%	51%
Net assets, end of period (000s omitted)	$1,224,170	$1,033,007	$608,995	$319,313	$29,528

The accompanying notes are an integral part of these financial statements.

44	Wells Fargo Strategic Municipal Bond Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Strategic Municipal Bond Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through May 5, 2017.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Futures contracts listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Swap contracts are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Notes to financial statements	Wells Fargo Strategic Municipal Bond Fund	45

Futures contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange .With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Swap contracts

Swap contracts are agreements between the Fund and a counterparty to exchange a series of cash flows over a specified period. Swap agreements are privately negotiated contracts between the Fund and a counterparty in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”) with a central clearinghouse.

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuations in market value are recorded as unrealized gains or losses on OTC swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. Upon entering into a centrally cleared swap, the Fund is required to deposit an initial margin with the broker in the form of cash or securities. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is shown as cash segregated for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). The variation margin is recorded as an unrealized gain (or loss) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

Credit default swaps

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swaps for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index or a basket of single-name issuers or traded indexes. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the protection seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring).

The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. If the Fund is the buyer of protection and a credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. If the Fund is the seller of protection and a credit event occurs, the

46	Wells Fargo Strategic Municipal Bond Fund	Notes to financial statements

Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2018, the aggregate cost of all investments for federal income tax purposes was $2,002,492,375 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$14,433,713
Gross unrealized losses	(4,117,142)
Net unrealized gains	$10,316,571

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At June 30, 2018, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Overdistributed net investment income	Accumulated net realized losses on investments
$(37)	$(340,502)	$340,539

As of June 30, 2018, the Fund had current year deferred post-October capital losses of $3,884,893 in net long-term losses which was recognized on the first day of the current fiscal year.

Notes to financial statements	Wells Fargo Strategic Municipal Bond Fund	47

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Municipal obligations	$0	$1,981,883,297	$0	$1,981,883,297

Other	0	19,859,952	0	19,859,952

Short-term investments
Investment companies	10,816,646	0	0	10,816,646
U.S. Treasury securities	249,051	0	0	249,051
Total assets	$11,065,697	$2,001,743,249	$0	$2,012,808,946

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At June 30, 2018, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.40% and declining to 0.28% as the average daily net assets of the Fund increase. For the year ended June 30, 2018, the management fee was equivalent to an annual rate of 0.37% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

48	Wells Fargo Strategic Municipal Bond Fund	Notes to financial statements

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through October 31, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.82% for Class A shares, 1.57% for Class C shares, 0.68% for Administrator Class, and 0.48% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2018, Funds Distributor received $ 14,557 from the sale of Class A shares and $2,500 and $1,173 in contingent deferred sales charges from redemptions of Class A and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $267,932,550 and $198,125,000 in interfund purchases and sales, respectively, during the year ended June 30, 2018.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2018 were $913,072,147 and $501,837,270, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended June 30, 2018, the Fund entered into futures contracts to take advantage of the differences between municipal and treasury yields and to help manage the duration of the portfolio. The Fund had an average notional amount of $952,630 in long futures contracts during the year ended June 30, 2018.

Notes to financial statements	Wells Fargo Strategic Municipal Bond Fund	49

During the year ended June 30, 2018, the Fund entered into credit default swap contracts as a substitute for taking a position in the underlying security or basket of securities or to potentially enhance the Fund’s total return. The Fund had an average notional balance on credit default swaps of $9,842,466 during the year ended June 30, 2018.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended June 30, 2018, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2018 and June 30, 2017 were as follows:

	Year ended June 30
	2018	2017
Ordinary income	$2,201,445	$9,534,101
Tax-exempt income	36,383,521	30,493,811
Long-term capital gain	2,571,054	0

As of June 30, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Unrealized gains	Post-October capital losses deferred
$256,119	$10,316,571	$(3,884,893)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In March 2017, FASB issued Accounting Standards Update (“ASU”) No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium. The amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held a at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years . Management is currently evaluating the potential impact of this new guidance to the financial statements.

50	Wells Fargo Strategic Municipal Bond Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Strategic Municipal Bond Fund (the Fund), one of the funds constituting the Wells Fargo Funds Trust, including the portfolio of investments, as of June 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2018, by correspondence with the transfer agent, custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

August 24, 2018

Other information (unaudited)	Wells Fargo Strategic Municipal Bond Fund	51

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $2,571,054 was designated as a 20% rate gain distribution for the fiscal year ended June 30, 2018.

For the fiscal year ended June 30, 2018, $2,201,445 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2018.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-888-877-9275, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

52	Wells Fargo Strategic Municipal Bond Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 154 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and the Glimmerglass Festival. She is also an inactive Chartered Financial Analyst.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Strategic Municipal Bond Fund	53

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Goverance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue shield of Minnesota of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director 003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

54	Wells Fargo Strategic Municipal Bond Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Alexander Kymn[3] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 77 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 77 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

Other information (unaudited)	Wells Fargo Strategic Municipal Bond Fund	55

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Strategic Municipal Bond Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Strategic Municipal Bond Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

56	Wells Fargo Strategic Municipal Bond Fund	Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Bloomberg Barclays Short-Intermediate Municipal Bond Index, for the one- ,three- and five-year periods under review, but lower than its benchmark for the ten-year period under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Fund and the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the WFAM and Wells Fargo profitability analysis.

Other information (unaudited)	Wells Fargo Strategic Municipal Bond Fund	57

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Fund.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

58	Wells Fargo Strategic Municipal Bond Fund	Appendix A (unaudited)

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Ameriprise

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Ameriprise Financial

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

•	Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)

•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load-waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

Automatic Exchange of Class C Shares Available at Ameriprise Financial

•	Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

Appendix A (unaudited)	Wells Fargo Strategic Municipal Bond Fund	59
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•

Employees and registered representatives of Merrill Lynch or its affiliates and their family members, as defined by Merrill Lynch, which may differ from the definition of family member in the Fund’s prospectus.

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Fund’s prospectus

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley

Effective on or about July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from and be more limited than those disclosed in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Morgan Stanley

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

60	Wells Fargo Strategic Municipal Bond Fund	Appendix A (unaudited)
•	Shares purchased through a Morgan Stanley self-directed brokerage account

•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge. This waiver is subject to the Fund’s policy regarding frequent purchases and redemption of Fund shares, as discussed under “Account Information—Frequent Purchases and Redemptions of Fund Shares” in the Fund’s prospectus.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

314248 08-18 A257/AR257 06-18

Annual Report

June 30, 2018

Wells Fargo

Ultra Short-Term Municipal Income Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Ultra Short-Term Municipal Income Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Globally, economies strengthened, equity markets advanced, and foreign bonds outperformed fixed-income investments in the U.S.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Ultra Short-Term Municipal Income Fund for the 12-month period that ended June 30, 2018. Globally, economies strengthened, equity markets advanced, and foreign bonds outperformed fixed-income investments in the U.S.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 14.37%, and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 7.28%. Emerging market stocks, as measured by the MSCI EM Index (Net),3 added 8.20%. In bond markets, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 0.40% while fixed-income investments outside the U.S. gained 2.78%, according to the Bloomberg Barclays Global Aggregate ex-USD Index.5 The Bloomberg Barclays Municipal Bond Index6 added 1.56%, and the ICE BofAML U.S. High Yield Index7 was up 2.53%.

Volatility increased during the third quarter of 2017, but favorable data curbed concerns.

During the third quarter of 2017, investor expectations advanced and fell amid shifting geopolitical tensions, particularly in Asia, and during multiple efforts to reform health care laws in the U.S. Corporate earnings and consumer confidence improved. Annualized U.S. gross domestic product growth for the quarter was 3.2%. Meanwhile, inflation continued to trail the U.S. Federal Reserve’s (Fed’s) targets.

Economic momentum increased in Europe; the European Central Bank (ECB) held its rates steady at low levels and continued its quantitative easing bond-buying program with the goal of sparking economic activity. As they had in the second quarter, emerging markets with currencies that strengthened relative to the U.S. dollar benefited. In addition, commodity price increases supported economic activity in countries that rely on natural resources for exports.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

[8]

The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Ultra Short-Term Municipal Income Fund	3

The fourth quarter of 2017 was characterized by continued optimism in global markets.

U.S. stocks continued to rally during the fourth quarter of 2017, boosted by synchronized expansion in the global economy and favorable company earnings. In October 2017, the Fed began to sell the bonds acquired during a series of quantitative easing programs following the 2008 financial crisis. The Bank of England suggested it could hike interest rates in November, and the pound gained against other currencies. In addition, the Fed increased rates by another 25 basis points (bps; 100 bps equal 1.00%) in December. Stocks received a boost from growing optimism about tax reform legislation.

International markets, particularly emerging markets, continued to show strength, supported by several factors that led some observers to describe conditions as a Goldilocks economic scenario: synchronized global growth, low inflation, and healthy corporate earnings, all supported abroad by a weaker U.S. dollar.

Volatility reemerged during the first quarter of 2018 as economic signals were mixed.

The first quarter of 2018 began with stock market gains in January after the U.S. announced tax reform measures intended to lower rates for individuals and corporations. Then, investor optimism was supplanted by several concerns. Trade tensions emerged, particularly between the U.S. and China, as the U.S. threatened to impose tariffs on a broad range of imported products. Increasing interest rates and inflation also caused concern. During February 2018, the U.S. stock market endured a loss of more than 10% before recovering in March and April. The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

The Fed increased the federal funds rate by 25 bps in March and the rate of inflation reached the Fed’s 2% target for the first time in a year. The unemployment rate fell to 4.1% by March 2018 and wage growth data improved. The third revision of gross domestic product growth for the first quarter by the U.S. Bureau of Economic Analysis released during June was lowered to 2.0%.

Overseas, investment market returns reversed the strong returns of 2017—the MSCI ACWI ex USA Index (Net) gained 27.19% for the 12-month period—falling 0.43% through the end of the second quarter of 2018. Although central banks, including the ECB and the Bank of Japan, maintained low interest rates and quantitative easing measures that are generally supportive of businesses and equity markets, the U.S. dollar strengthened relative to local currencies, which served to restrain returns.

Global trade tensions escalated during the second quarter of 2018.

Global trade tensions escalated as the second quarter of 2018 opened and equity markets fell in response before resuming upward momentum later in April. The CPI8 for All Urban Consumers added 0.2% in May after a similar increase in April. On a year-over-year basis, the all-items index rose 2.8% for the 12 months that ended May 31, continuing its upward trend since the beginning of the year. The index for all items less food and energy rose 2.2% for the same 12-month period.

During June 2018, the Fed increased the federal funds rate by an additional 25 bps. Market expectations increased that the Fed might announce two more rate increases in 2018. The unemployment rate fell to an 18-year low of 3.8% in May and wage growth data improved. Internationally, central banks maintained their low interest rates and monetary policies that were accommodative of business activity.

Interest rates generally increased and the bond markets tended to decline. Long-term interest rates in the U.S. trended higher—rates on the 10-year and 30-year Treasury bonds moved from 2.46% and 2.81%, respectively, at the beginning of

During February 2018, the U.S. stock market endured a loss of more than 10% before recovering in March and April.

4	Wells Fargo Ultra Short-Term Municipal Income Fund	Letter to shareholders (unaudited)

the year on January 1, 2018, to 2.85% and 2.98%, respectively, on June 30, 2018, well off their highest levels during the first half of the year of 3.11% and 3.25%, respectively, on May 17, 2018.

Despite the positive economic and business trends globally, international stock values fell and U.S. stock gains moderated during most of the second quarter of 2018 due to escalating tensions as the U.S. imposed tariffs on foreign goods and countries outside of the U.S. imposed tariffs of their own on U.S. products in response.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to shareholders

∎

At a meeting held on May 22-23, 2018, the Board of Trustees of the Fund approved changes to the Fund’s Class A sales charge schedule, effective August 1, 2018. In connection with this change, the net asset value (NAV) breakpoint was lowered from $500,000 to $250,000 and NAV purchases of $250,000 or more redeemed within 12 months of purchase are assessed a contingent deferred sales charge (CDSC) of 0.40%. There is no change for purchase amounts below this breakpoint. Beginning August 1, 2018, any purchases made by a shareholder with an active Letter of Intent (LOI) are subject to the terms of the new load schedule.

∎	At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

This page is intentionally left blank.

6	Wells Fargo Ultra Short-Term Municipal Income Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax, consistent with capital preservation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Wendy Casetta

Lyle J. Fitterer, CFA,® CPA

Bruce R. Johns‡

Average annual total returns (%) as of June 30, 20181

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SMAVX)	10-2-2000	(1.14)	(0.06)	0.95	0.88	0.34	1.16	0.75	0.67
Class C (WFUSX )	3-31-2008	(0.84)	(0.42)	0.40	0.16	(0.42)	0.40	1.50	1.42
Administrator Class (WUSMX)	7-30-2010	–	–	–	0.95	0.41	1.23	0.69	0.60
Institutional Class (SMAIX)	7-31-2000	–	–	–	1.07	0.64	1.46	0.42	0.37
Ultra Short-Term Municipal Blended Index[4]	–	–	–	–	0.91	0.53	0.82	–	–
Bloomberg Barclays 1-Year Municipal Bond Index[5]	–	–	–	–	0.94	0.78	1.36	–	–
iMoneyNet Tax-Free National Institutional Money Markets Funds Average[6]	–	–	–	–	0.88	0.28	0.27	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 2.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to high-yield securities risk and municipal securities risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the Fund’s income may be subject to federal, state, and/ or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Ultra Short-Term Municipal Income Fund	7

Growth of $10,000 investment as of June 30, 2018[7]

‡	Mr. Johns became a portfolio manager of the Fund on November 1, 2017.

[1]

Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Administrator Class shares.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through October 31, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

Source: Wells Fargo Funds Management LLC. The Ultra Short-Term Municipal Blended Index is weighted 50% in the Bloomberg Barclays 1-Year Municipal Bond Index and 50% in the iMoneyNet Tax-Free National Institutional Money Market Funds Average. You cannot invest directly in an index.

[5]

The Bloomberg Barclays 1-Year Municipal Bond Index is the one-year component of the Bloomberg Barclays Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[6]	iMoneyNet Tax-Free National Institutional Money Market Funds Average is the return of an unmanaged group of money market funds. You cannot invest directly in this average.

[7]

The chart compares the performance of Class A shares for the most recent ten years with the Ultra Short-Term Municipal Blended Index, Bloomberg Barclays 1- Year Municipal Bond Index, and the iMoneyNet Tax-Free National Institutional Money Markets Funds Average. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 2.00%.

[8]	Amounts are calculated based on the total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[9]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

8	Wells Fargo Ultra Short-Term Municipal Income Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎

The Fund (Class A shares excluding sales charges) underperformed its benchmarks, the Ultra Short-Term Municipal Blended Index and the Bloomberg Barclays 1-Year Municipal Bond Index, but matched the performance of the iMoneyNet Tax-Free National Institutional Money Market Funds Average for the 12-month period that ended June 30, 2018.

∎

Yield-curve positioning was the largest detractor to performance over the period. While this Fund will invest only in securities with a maturity of five years or shorter, shorter maturities were the worst-performing part of the curve as short-intermediate rates rose the most over the period.

∎

Duration was significantly shorter than the Bloomberg Barclays 1-Year Municipal Bond Index, which contributed to performance as short-term interest rates rose. Variable-rate demand note and floating-rate note yields benefited from higher short-term rates as their coupons reset on a daily or weekly basis. The higher level of income generated by these securities somewhat offset price declines on fixed-rate bonds in the portfolio.

∎

The Fund’s overweight to BBB-rated bonds, combined with an underweight to higher-rated and prerefunded bonds, contributed to performance. Also, a significant overweight to high-quality housing and health care bonds contributed to performance over the period.

Effective maturity distribution as of June 30, 2018[8]

Tax-reform fuels uncertainty and supply to end the year.

During the reporting period, increased volatility, devastating hurricanes, uncertainly surrounding tax reform, and record-high supply characterized the municipal bond market. Supply hit a historical high in December 2017. Municipal bond yields increased across the board, but the largest increases occurred in the short end of the curve (seven years and shorter). Also, some significant changes to the municipal bond market were unveiled in December 2017 as the Tax Cuts and Jobs Act was signed into law by President Trump. One of the significant changes is that municipalities are no longer able to issue bonds to advance refund outstanding tax-exempt debt. As a result, the amount of debt in the marketplace is expected to decline as refunding deals have historically comprised 15% to 18% of annual issuance, on average. Also, the reduction of the federal corporate tax rate to 21% has affected demand for municipal securities as banks and corporations no longer find the after-tax equivalent yields as attractive. Somewhat offsetting the reduced demand from banks and insurance companies is the new cap on deductions for state and local taxes and mortgage interest payments for individual taxpayers. As a result, interest from tax-exempt municipal bonds is one of the only remaining places individual investors can avoid taxes.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Ultra Short-Term Municipal Income Fund	9

Credit quality as of June 30, 2018[9]

Lower credit quality continued to drive returns.

Yield-curve positioning was the largest detractor to performance over the period. While the Fund invests principally in short-term municipal securities, shorter maturities were the worst-performing part of the curve as short-intermediate rates rose the most over the period.

The Fund’s overweight to BBB-rated debt contributed to performance as lower-rated bonds outperformed higher-quality bonds during the period. In addition, the Fund’s overweight to lower-quality bonds with relatively short maturities allowed a competitive yield without significant duration risk. In December 2017, the short-term market was forced to battle with record municipal supply

($62 billion compared with $20.8 billion during the same month a year prior), a looming Federal Open Market Committee rate hike, and uncertainty caused by tax reform. Investors took advantage of the increase in supply and attractive spreads and redeemed cash alternatives in order to fund purchases of new issues. As a result, yields on overnight and weekly variable-rate demand notes and floating-rate notes rose as the rate on the Municipal Swap Index spiked. Our overweight to those instruments contributed to performance. The Fund’s holdings within the local general obligation, hospital, transportation, and water/sewer sectors also performed well.

Our outlook is for continued higher rates.

Overall, technicals have remained strong in the municipal bond market. We expect municipal bond valuations in the medium term to be bolstered by high state-income-tax rates, record levels of municipal debt maturities and calls, and limited availability of gross municipal bond supply. However, this strong backdrop for the municipal bond sector could be overshadowed by a rapid unexpected rise in interest rates and negative fund flows. As it continues to normalize monetary policy, we expect the Federal Reserve to continue to raise interest rates but understand the pace could be influenced by any negative effects from trade policy and the resultant influences on economic growth. Record levels of Treasury debt will also need to be issued to fund the federal budget and could affect the level of rates. We expect to keep duration slightly short compared with the Ultra Short-Term Municipal Blended Index and focus purchases on the steeper parts of the yield curve to potentially benefit from the roll-down.

Please see footnotes on page 7.

10	Wells Fargo Ultra Short-Term Municipal Income Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2018 to June 30, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2018	Ending account value 6-30-2018	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,005.22	$3.33	0.67%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.47	$3.36	0.67%
Class C
Actual	$1,000.00	$1,002.55	$7.05	1.42%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.75	$7.10	1.42%
Administrator Class
Actual	$1,000.00	$1,005.54	$2.98	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.00	0.60%
Institutional Class
Actual	$1,000.00	$1,006.71	$1.84	0.37%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.96	$1.86	0.37%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—June 30, 2018	Wells Fargo Ultra Short-Term Municipal Income Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 97.71%

Alabama: 3.15%

GO Revenue: 0.29%
Jefferson County AL Series A	4.90%	4-1-2021	$8,145,000	$8,376,807

Health Revenue: 0.61%
Alabama Health Care Authority for Baptist Health Series B (AGC Insured) (m)	2.00	11-15-2037	4,525,000	4,525,000
Alabama Health Care Authority for Baptist Health Series B ø	2.08	11-1-2042	13,295,000	13,295,000

				17,820,000

Housing Revenue: 0.38%
Alabama HFA Dauphin Gate Apartments Project Series B	1.35	4-1-2020	1,175,000	1,174,213
Alabama HFA The Park at Sydney Drive Series B	2.05	12-1-2019	10,000,000	10,000,500

				11,174,713

Utilities Revenue: 1.87%
Alabama Black Belt Energy Gas District Series 2017A (Royal Bank of Canada LIQ)	4.00	8-1-2047	4,280,000	4,542,706
Alabama Black Belt Energy Gas District Series A (Royal Bank of Canada LIQ)	4.00	7-1-2046	18,635,000	19,495,005
Chatom AL Industrial Development Board Alabama Electric Series A (National Rural Utilities Cooperative Finance SPA) ø	1.55	8-1-2037	5,820,000	5,820,058
Tender Option Bond Trust Receipts/Floater Certificates Series 2016-XM0184 (Morgan Stanley Bank LIQ) 144Aø	1.91	9-1-2046	24,555,000	24,555,000

				54,412,769

				91,784,289

Arizona: 4.48%

Education Revenue: 0.09%
Phoenix AZ IDA BASIS Schools Incorporated Project Series A 144A	3.00	7-1-2020	1,535,000	1,520,924
Pima County AZ IDA Charter Schools Refunding Bond Project Series Q	4.00	7-1-2019	945,000	960,328

				2,481,252

GO Revenue: 0.16%
Maricopa County AZ Gilbert Unified School District #41 (Build America Mutual Assurance Company Insured)	3.00	7-1-2019	3,005,000	3,046,950
Pinal County AZ Unified School District #1 Series C	5.25	7-1-2028	1,565,000	1,565,000

				4,611,950

Health Revenue: 4.13%
Arizona Health Facilities Authority Banner Health Series B (Bank of Tokyo-Mitsubishi LOC) ø	1.60	1-1-2046	26,100,000	26,100,000
Maricopa County AZ IDA Series A	5.00	1-1-2048	3,910,000	4,360,979
Phoenix AZ IDA Mayo Clinic Series 2014-A (Bank of America NA SPA) ø	1.52	11-15-2052	50,000,000	50,000,000
Scottsdale AZ IDA Healthcare Series F (AGM Insured) (m)	2.09	9-1-2045	40,050,000	40,050,000

				120,510,979

Miscellaneous Revenue: 0.10%
Arizona School Facilities Board State School Trust (Ambac Insured)	5.00	7-1-2018	2,885,000	2,885,000

				130,489,181

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Ultra Short-Term Municipal Income Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Arkansas: 0.25%

Housing Revenue: 0.25%
Arkansas Development Finance Authority Pine Bluff Conversion Project	1.69%	11-1-2021	$7,430,000	$7,402,806

California: 8.18%

Airport Revenue: 0.13%
Sacramento County CA Airport System AMT Senior Series B (AGM Insured)	5.50	7-1-2018	1,755,000	1,755,000
Sacramento County CA Airport System Refunding Bond AMT Subordinate and PFC Series E (AGM Insured)	5.50	7-1-2018	2,110,000	2,110,000

				3,865,000

GO Revenue: 1.72%
California (SIFMA Municipal Swap +0.38%) ±	1.89	12-1-2027	11,730,000	11,760,029
California Refunding Bond Series A (SIFMA Municipal Swap +0.25%) ±	1.76	5-1-2033	21,505,000	21,505,215
California Series D (SIFMA Municipal Swap +0.29%) ±	1.80	12-1-2028	16,810,000	16,816,052

				50,081,296

Health Revenue: 3.18%
California HFFA San Diego Hospital Series A (National Insured) (m)(n)	1.58	7-15-2018	800,000	799,776
California Municipal Financing Authority BAN Open Door Community Health Centers	2.80	9-15-2018	4,690,000	4,691,829
California Statewide CDA Health Facilities Catholic Series D (AGM Insured) (m)	1.85	7-1-2041	22,400,000	22,400,000
California Statewide CDA Health Facilities Catholic Series E (AGM Insured) (m)	1.90	7-1-2040	26,850,000	26,850,000
California Statewide CDA Health Facilities Catholic Series F (AGM Insured) (m)	1.90	7-1-2040	15,300,000	15,300,000
Palomar Pomerado CA Health Care District Certificate of Participation Series A (AGM Insured) (m)	2.10	11-1-2036	10,975,000	10,975,000
Palomar Pomerado CA Health Care District Certificate of Participation Series B (AGM Insured) (m)	2.15	11-1-2036	11,625,000	11,625,000

				92,641,605

Housing Revenue: 0.12%
California Public Finance Authority Multifamily Housing 2016 Series C	1.45	12-1-2019	3,620,000	3,617,900

Miscellaneous Revenue: 1.25%
California Infrastructure and Economic Development Bank The J. Paul Getty Trust Series A-2 (3 Month LIBOR +0.37%) ±	1.98	4-1-2038	25,640,000	25,721,022
California Infrastructure and Economic Development Bank The J. Paul Getty Trust Series B2 (1 Month LIBOR +0.20%) ±	1.59	10-1-2047	5,000,000	4,997,350
California Public Works Board Department of Corrections Project Series A (Ambac Insured)	5.00	12-1-2019	1,035,000	1,068,824
Compton CA PFA Prerefunded Bond (Ambac Insured)	5.00	9-1-2022	4,620,000	4,646,842

				36,434,038

Resource Recovery Revenue: 0.24%
California Pollution Control Financing Authority Series A 144A	2.05	8-1-2023	7,000,000	7,001,680

Transportation Revenue: 0.08%
Bay Area CA Toll Authority San Francisco Bay Area Toll Bridge Series C	1.88	4-1-2047	2,345,000	2,347,111

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Ultra Short-Term Municipal Income Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Utilities Revenue: 1.46%
Los Angeles CA Department of Water and Power Series B	5.00%	12-1-2018	$41,945,000	$42,437,434

				238,426,064

Colorado: 0.80%

Airport Revenue: 0.15%
Denver CO City and County Airport Subordinate Bond Series A	5.00	11-15-2018	390,000	394,571
Denver CO City and County Airport Subordinate Bond Series B	5.00	11-15-2018	470,000	476,054
Denver CO City and County Airport Subordinate Bond Series F-2 (AGC Insured) (m)	1.90	11-15-2025	3,375,000	3,375,000

				4,245,625

Health Revenue: 0.45%
Colorado Health Facilities Authority Catholic Health Initiatives Series B-3	1.88	7-1-2039	360,000	358,884
Colorado HEFA Covenant Retirement Community Series A	4.00	12-1-2018	895,000	902,831
Denver CO Health and Hospital Authority Refunding Bond Series A 144A	5.00	12-1-2018	1,210,000	1,225,065
Denver CO Health and Hospital Authority Refunding Bond Series A 144A	5.00	12-1-2019	1,355,000	1,408,563
Denver CO Health and Hospital Authority Refunding Bond Series A 144A	5.00	12-1-2020	1,175,000	1,249,824
University of Colorado Hospital Authority Series C-1	4.00	11-15-2047	7,775,000	7,966,032

				13,111,199

Housing Revenue: 0.11%
Colorado HEFA Montbello Senior Housing Project Series I (FHA Insured)	1.05	8-1-2018	3,330,000	3,328,668

Tax Revenue: 0.02%
Pueblo CO Urban Renewal Authority Regional Tourism Act Project	2.75	6-1-2020	545,000	545,600

Transportation Revenue: 0.07%
Colorado E-470 Public Highway Authority Series A (1 Month LIBOR +0.90%) ±	2.30	9-1-2039	2,150,000	2,157,353

				23,388,445

Connecticut: 1.34%

Education Revenue: 0.82%
Connecticut HEFA Yale University Issue Series A	1.30	7-1-2048	9,395,000	9,317,585
Connecticut HEFA Yale University Issue Series U-1	1.00	7-1-2033	900,000	896,985
Connecticut HEFAR Yale University Issue Series A	1.00	7-1-2042	11,730,000	11,664,312
Connecticut Higher Education Supplemental Loan Authority Chesla Loan Program Series B	4.00	11-15-2019	935,000	958,412
Connecticut Higher Education Supplemental Loan Authority Chesla Loan Program Series B	5.00	11-15-2021	545,000	586,338
Connecticut Higher Education Supplemental Loan Authority Chesla Loan Program Series B	5.00	11-15-2023	440,000	483,762

				23,907,394

GO Revenue: 0.10%
Hamden CT BAN	3.00	8-23-2018	1,760,000	1,763,080
Hartford CT Series A	5.00	12-1-2018	400,000	404,200
New Haven CT Series A	5.25	8-1-2019	575,000	594,567

				2,761,847

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Ultra Short-Term Municipal Income Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Housing Revenue: 0.26%
Connecticut HFA Housing Mortgage Finance Program Series A	2.40%	11-15-2020	$980,000	$987,869
Connecticut HFA Housing Mortgage Finance Program Series F	1.55	5-15-2020	800,000	791,544
Connecticut HFA Subordinate Bond Series E-3 (GNMA/FNMA/FHLMC Insured)	1.50	11-15-2047	5,895,000	5,805,632

				7,585,045

Miscellaneous Revenue: 0.16%
Connecticut Series D (SIFMA Municipal Swap +0.88%) ±	2.39	8-15-2018	4,690,000	4,694,784

				38,949,070

Florida: 2.25%

Airport Revenue: 0.50%
Florida Tender Option Bond Trust Receipts/Certificates Series 2016 XL0027 (AGC Insured, JPMorgan Chase & Company LIQ) 144Aø	1.71	10-1-2030	7,995,000	7,995,000
Florida Tender Option Bond Trust Receipts/Certificates Series 2017-XF0577 (Royal Bank of Canada LIQ) 144Aø	1.71	10-1-2025	6,665,000	6,665,000

				14,660,000

Education Revenue: 0.17%
University of North Florida Financing Corporation Housing Project (AGM Insured)	5.00	11-1-2018	2,420,000	2,445,362
University of North Florida Financing Corporation Housing Project (AGM Insured)	5.00	11-1-2019	2,510,000	2,609,798

				5,055,160

Health Revenue: 0.33%
Hillsborough County FL IDA University Community Hospital Series B	8.00	8-15-2032	3,830,000	4,130,578
Miami FL HFFA Miami Jewish Health Systems Incorporate Project	5.00	7-1-2020	390,000	410,881
Miami-Dade County FL Health Facilities Authority Miami Children’s Hospital Project Series A	5.25	8-1-2021	550,000	579,222
North Broward FL Hospital District Series B	5.00	1-1-2020	780,000	812,401
North Broward FL Hospital District Series B	5.00	1-1-2021	925,000	984,515
Palm Beach County FL Health Facilities Authority Lifespace Communities Series C	4.00	5-15-2019	610,000	620,419
Palm Beach County FL Health Facilities Authority Retirement Life Communities Project	4.00	11-15-2019	2,090,000	2,152,909

				9,690,925

Housing Revenue: 0.41%
Florida Housing Finance Corporation Series 1 (GNMA/FNMA/FHLMC Insured)	1.95	1-1-2021	1,655,000	1,659,816
Florida Housing Finance Corporation Series 1 (GNMA/FNMA/FHLMC Insured)	2.00	7-1-2021	1,445,000	1,449,610
Florida Housing Finance Corporation Series 1 (GNMA/FNMA/FHLMC Insured)	2.05	1-1-2022	1,080,000	1,083,996
Miami-Dade County FL HFA St. John Plaza Apartments	0.95	8-1-2019	7,625,000	7,621,645

				11,815,067

Miscellaneous Revenue: 0.33%
Pasco County FL School Board Certificate of Participation Series B (Ambac Insured) (m)	1.90	8-1-2030	9,450,000	9,450,000

Resource Recovery Revenue: 0.08%
Lee County FL Solid Waste System	5.00	10-1-2018	1,840,000	1,854,462
Lee County FL Solid Waste System	5.00	10-1-2020	470,000	496,743

				2,351,205

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Ultra Short-Term Municipal Income Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Transportation Revenue: 0.30%
Central Florida Expressway Authority BAN	1.63%	1-1-2019	$1,955,000	$1,955,547
Miami-Dade County FL Expressway Authority Toll System (Dexia Credit Local LOC, Dexia Credit Local LIQ) 144A	1.84	7-1-2026	6,720,000	6,720,000

				8,675,547

Water & Sewer Revenue: 0.13%
Sunrise FL Unrefunded Bond (Ambac Insured)	5.20	10-1-2022	3,730,000	3,764,726

				65,462,630

Georgia: 2.23%

Housing Revenue: 1.19%
Augusta GA Housing Authority Richmond Villas Apartments Project	1.20	9-1-2019	5,470,000	5,439,204
DeKalb County GA Housing Authority Sterling at Candler Village Project	1.75	1-1-2021	5,630,000	5,625,834
Fulton County GA Housing Authority Residences Maggie Capitol Series A	2.00	3-1-2021	8,735,000	8,732,030
Macon-Bibb County GA Housing Authority Hallmark Portfolio	2.04	4-1-2021	11,765,000	11,758,882
Peach County GA Development Authority USG Real Estate Foundation LLC Project	1.20	10-1-2018	3,065,000	3,061,690

				34,617,640

Industrial Development Revenue: 0.25%
Monroe County GA PCR Georgia Power Company Plant Scherer Project	2.35	10-1-2048	7,430,000	7,463,286

Utilities Revenue: 0.79%
Burke County GA Development Authority Georgia Power Company Plant Vogtle Project Fifth Series 1995	2.05	10-1-2032	1,350,000	1,330,857
Burke County GA Development Authority Georgia Power Company Plant Vogtle Project First Series 1996	2.35	10-1-2032	5,315,000	5,338,811
Burke County GA Development Authority Georgia Power Company Plant Vogtle Project First Series 2008	1.65	11-1-2048	1,755,000	1,709,774
Burke County GA Development Authority Georgia Power Company Plant Vogtle Project First Series 2012	1.85	12-1-2049	12,120,000	12,100,972
Monroe County GA Development Authority Power Company Plant Scherer Project	2.05	7-1-2049	2,545,000	2,508,912

				22,989,326

				65,070,252

Hawaii: 0.72%

GO Revenue: 0.62%
Honolulu HI Rail Transit Project Series H (SIFMA Municipal Swap +0.31%) ±	1.82	9-1-2024	7,820,000	7,823,754
Honolulu HI Rail Transit Project Series H (SIFMA Municipal Swap +0.32%) ±	1.83	9-1-2025	7,035,000	7,038,518
Honolulu HI Rail Transit Project Series H (SIFMA Municipal Swap +0.32%) ±	1.83	9-1-2026	3,125,000	3,126,563

				17,988,835

Health Revenue: 0.07%
Hawaii Department of Budget and Finance Queens Health System Series B (SIFMA Municipal Swap +0.45%) ±	1.96	7-1-2039	2,180,000	2,180,000

Miscellaneous Revenue: 0.03%
Hawaii Department of Transportation Airports Division Lease AMT	4.00	8-1-2018	780,000	781,552

				20,950,387

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Ultra Short-Term Municipal Income Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Idaho: 0.29%

Housing Revenue: 0.29%
Idaho Housing and Finance Association Series A (FNMA LOC) ø	1.68%	1-1-2038	$8,445,000	$8,445,000

Illinois: 5.36%

Education Revenue: 0.58%
Illinois Finance Authority	6.50	4-1-2044	5,010,000	5,307,293
University of Illinois Auxiliary Facilities (JPMorgan Chase & Company SPA) ø	1.59	4-1-2038	11,700,000	11,700,000

				17,007,293

GO Revenue: 1.80%
Chicago IL Neighborhoods Alive 21 Program Series B	5.00	1-1-2019	1,505,000	1,524,415
Chicago IL Refunding Bond Emergency System (AGM/FGIC Insured)	5.50	1-1-2019	2,345,000	2,382,379
Chicago IL Refunding Bond Project Series A	4.00	1-1-2019	980,000	987,850
Chicago IL Refunding Bond Project Series B	5.00	1-1-2019	2,505,000	2,537,315
Chicago IL Refunding Bond Project Series B	5.00	1-1-2020	2,575,000	2,650,087
Chicago IL Series A	4.00	1-1-2019	1,045,000	1,057,404
Chicago IL Series A	5.00	12-1-2019	780,000	801,809
Chicago IL Series B (Ambac Insured)	5.00	12-1-2018	1,985,000	1,987,422
Chicago IL Series C	5.00	1-1-2020	1,005,000	1,035,050
Chicago IL Series C	5.00	1-1-2021	1,565,000	1,635,456
DuPage County IL Community High School District #99	5.00	12-1-2018	2,635,000	2,672,285
Grundy, Kendall & Will Counties IL Community School District #201 (AGC Insured)	5.75	10-15-2019	420,000	425,149
Illinois	5.00	1-1-2020	6,315,000	6,487,021
Illinois	5.00	2-1-2021	3,115,000	3,240,846
Illinois	5.00	1-1-2022	5,915,000	6,204,421
Illinois	5.00	2-1-2020	2,375,000	2,442,783
Illinois	5.00	11-1-2021	5,380,000	5,644,965
Kendall, Kane & Will Counties IL Community Unit School District #308	4.00	10-1-2018	1,565,000	1,574,625
Lake County IL Water Sewerage System Grainger Incorporated Project (Northern Trust Company LIQ) ø	1.74	4-1-2021	1,500,000	1,500,000
Waukegan IL Series 2018B (AGM Insured)	3.00	12-30-2020	2,340,000	2,392,018
Waukegan IL Series 2018B (AGM Insured)	4.00	12-30-2021	800,000	846,208
Winnebago, Boone & Ogle Counties IL Rockford Park District Series 2018B	2.31	12-15-2019	2,280,000	2,287,114

				52,316,622

Health Revenue: 0.16%
Illinois Finance Authority Presbyterian Homes Obligated Group Series A	4.00	5-1-2019	390,000	396,458
Illinois Finance Authority Presbyterian Homes Obligated Group Series A	4.00	11-1-2019	390,000	400,316
Illinois Finance Authority Presbyterian Homes Obligated Group Series B (1 Month LIBOR +1.35%) ±	2.74	5-1-2036	3,910,000	3,931,779

				4,728,553

Housing Revenue: 0.22%
Illinois Housing Development Authority University Village Apartments Phase I & II Series A	1.33	2-1-2020	6,450,000	6,449,033

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Ultra Short-Term Municipal Income Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Miscellaneous Revenue: 1.15%
Illinois	4.00%	7-1-2018	$10,645,000	$10,645,000
Illinois	5.00	5-1-2019	1,955,000	1,994,569
Illinois	5.00	8-1-2019	7,925,000	8,129,941
Illinois Refunding Bond	5.00	8-1-2022	2,290,000	2,415,858
Illinois Refunding Bond	5.00	8-1-2018	1,340,000	1,342,961
Illinois Series D	5.00	11-1-2021	7,820,000	8,205,135
Minooka IL Special Assessment Refunding & Improvement Bond (AGM Insured)	3.50	12-1-2019	435,000	442,138
Western Illinois University Board of Trustees Certificate of Participation (AGM Insured)	3.00	10-1-2018	390,000	390,846

				33,566,448

Tax Revenue: 1.38%
Chicago IL Refunding Bond	5.00	1-1-2019	625,000	631,331
Cook County IL Bedford Park Village Refunding Bond	3.00	12-30-2018	685,000	685,596
Cook, DuPage, Kane, Lake, McHenry, & Will Counties IL Regional Transportation Authority Refunding Bond Series B	1.65	6-1-2025	28,380,000	28,380,000
Illinois	5.00	6-15-2019	2,385,000	2,451,971
Illinois Series A	5.00	6-1-2021	1,455,000	1,519,369
Metropolitan Pier & Exposition Authority McCormick Place Project Series B	5.00	12-15-2022	5,925,000	6,363,983

				40,032,250

Water & Sewer Revenue: 0.07%
Chicago IL Refunding Bond	5.00	11-1-2019	1,955,000	2,032,457

				156,132,656

Indiana: 2.00%

Education Revenue: 0.03%
Trustees of Purdue University Series AA	5.00	7-1-2027	895,000	995,401

Health Revenue: 1.00%
Indiana Finance Authority Parkview Health Project Prerefunded Bond	5.50	5-1-2024	4,495,000	4,640,728
Indiana Health Facilities Authority Unrefunded Bond	1.38	10-1-2027	3,880,000	3,833,207
Indiana HFFA Ascension Health Subordinated Credit Group Series A-3	1.35	11-1-2027	720,000	709,466
Indiana HFFA Ascension Health Subordinated Credit Group Series A-5	1.35	11-1-2027	7,215,000	7,109,445
Indiana HFFA Ascension Health Subordinated Credit Group Series A-8	1.25	11-1-2027	1,050,000	1,034,996
Indiana HFFA Ascension Health Subordinated Credit Group Series E-7	1.50	11-15-2033	11,870,000	11,870,000

				29,197,842

Housing Revenue: 0.38%
Anderson IN EDA Cottages of Anderson Apartments Project	1.70	7-1-2019	1,290,000	1,288,517
Fort Wayne IN Cambridge Square Project	1.20	5-1-2019	6,415,000	6,399,412
Indiana Housing Authority Cass Plaza Apartments Project	1.85	3-1-2020	3,400,000	3,395,308

				11,083,237

Industrial Development Revenue: 0.11%
Indiana Finance Authority Duke Energy Indiana Incorporated Series 2009A-4 (Sumitomo Mitsui Banking LOC) ø	1.55	12-1-2039	3,100,000	3,100,000

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Ultra Short-Term Municipal Income Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Miscellaneous Revenue: 0.34%
Brownsburg IN 1999 School Building Corporation	2.50%	5-15-2019	$6,065,000	$6,084,105
Hammond IN County Local Public Improvement Bond Bank Series A	2.38	12-31-2018	3,910,000	3,913,519

				9,997,624

Resource Recovery Revenue: 0.14%
Whiting IN BP Products North America Incorporated Project	2.26	12-1-2044	3,910,000	3,919,423

				58,293,527

Iowa: 0.56%

Education Revenue: 0.49%
Iowa Higher Education Loan Authority Central College Project Series A	2.00	12-1-2018	14,390,000	14,391,439

Health Revenue: 0.07%
Buchanan County IA People’s Memorial Hospital	1.50	12-1-2018	1,955,000	1,948,764

				16,340,203

Kansas: 0.40%

Health Revenue: 0.05%
Wichita KS HCFR Series I	3.75	5-15-2023	1,500,000	1,510,710

Tax Revenue: 0.35%
Kansas Department of Transportation Highway Libor Index Series B-4 (1 Month LIBOR +0.32%) ±	1.65	9-1-2018	5,470,000	5,471,805
Kansas Department of Transportation Highway Libor Index Series B-5 (1 Month LIBOR +0.40%) ±	1.73	9-1-2019	4,690,000	4,699,896

				10,171,701

				11,682,411

Kentucky: 2.65%

Health Revenue: 0.23%
Kentucky EDFA Catholic Health Initiative Series B1 (1 Month LIBOR +0.90%) ±	2.25	2-1-2046	5,470,000	5,470,109
Kentucky EDFA Owensboro Health Incorporated Series A	5.00	6-1-2020	390,000	406,072
Kentucky EDFA Owensboro Health Incorporated Series A	5.00	6-1-2021	825,000	872,537

				6,748,718

Housing Revenue: 0.13%
Kentucky Housing Corporation Parkway Manor Project	1.45	3-1-2020	3,655,000	3,646,849

Utilities Revenue: 0.31%
Louisville & Jefferson Counties KY Environmental Facilities Series A	1.25	6-1-2033	3,125,000	3,107,750
Louisville & Jefferson Counties KY Metro Government Pollution Control Series B	2.55	11-1-2027	6,000,000	5,999,880

				9,107,630

Water & Sewer Revenue: 1.98%
Louisville & Jefferson Counties KY Metropolitan Sewer and Drainage System Subordinate BAN	5.00	11-12-2018	57,080,000	57,787,221

				77,290,418

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Ultra Short-Term Municipal Income Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Louisiana: 0.31%

Airport Revenue: 0.19%
Louisiana Offshore Terminal Authority Deepwater Loop LLC Project Series B-1A	2.00%	10-1-2040	$2,935,000	$2,911,285
New Orleans LA Aviation Board Series D-1	5.00	1-1-2019	470,000	478,028
New Orleans LA Aviation Board Series D-1	5.00	1-1-2020	780,000	817,822
New Orleans LA Aviation Board Series D-2	5.00	1-1-2019	780,000	792,932
New Orleans LA Aviation Board Series D-2	5.00	1-1-2021	590,000	630,922

				5,630,989

Miscellaneous Revenue: 0.12%
Louisiana PFFA Department of Public Safety Project	4.00	8-1-2019	3,375,000	3,457,148

				9,088,137

Maine: 0.41%

Resource Recovery Revenue: 0.41%
Old Town ME Georgia-Pacific Corporation Project 144Aø	1.81	12-1-2024	11,930,000	11,930,000

Maryland: 2.55%

Housing Revenue: 2.39%
Maryland CDA Bealls Grant Series B	1.85	7-1-2018	6,700,000	6,700,000
Maryland CDA Belnor Senior Residences Series D	1.83	6-1-2019	5,240,000	5,209,713
Maryland CDA Chase House	2.15	12-1-2018	13,760,000	13,753,946
Maryland CDA St. James Terrace Apartments Series J	1.60	4-1-2019	9,385,000	9,358,347
Maryland CDA The Ellerslie Series 2017	2.00	2-1-2019	4,690,000	4,684,044
Maryland CDA Waverly View Apartments Series G	1.15	2-1-2019	6,255,000	6,255,000
Maryland CDA Zions Towers Series A (FHA Insured)	2.44	3-1-2020	6,000,000	6,001,860
Maryland Community Development Administration Village At Lakeview Series 2018C 144A	2.76	5-1-2020	17,700,000	17,765,667

				69,728,577

Water & Sewer Revenue: 0.16%
Baltimore MD Series A (National Insured)	5.65	7-1-2020	4,560,000	4,739,846

				74,468,423

Massachusetts: 0.68%

Health Revenue: 0.18%
Massachusetts HEFA Partners Healthcare Series G-2 (AGM Insured) (m)	1.59	7-1-2042	5,105,000	5,105,000

Housing Revenue: 0.39%
Massachusetts HFA Highland Glen Project Series A	1.22	8-1-2019	10,280,000	10,230,245
Massachusetts HFA Series 187 (FNMA Insured)	1.50	12-1-2047	1,210,000	1,198,699

				11,428,944

Miscellaneous Revenue: 0.11%
Commonwealth of Massachusetts Series A (SIFMA Municipal Swap +0.47%) ±	1.98	2-1-2019	3,185,000	3,186,242

				19,720,186

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Ultra Short-Term Municipal Income Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Michigan: 3.21%

Education Revenue: 0.72%
University of Michigan SIFMA Series E (SIFMA Municipal Swap +0.27%) ±	1.33%	4-1-2033	$20,940,000	$20,939,372

GO Revenue: 0.07%
Charlotte MI Public School District (Qualified School Board Loan Fund Insured)	5.00	5-1-2019	1,185,000	1,217,670
Rockford MI Public School District (Qualified School Board Loan Fund Insured)	5.00	5-1-2019	780,000	801,185

				2,018,855

Health Revenue: 0.16%
Michigan Hospital Finance Authority Ascension Health Group Project Series A-2	1.50	11-1-2027	1,330,000	1,316,926
Michigan Hospital Finance Authority Ascension Health Group Project Series E-1	1.10	11-15-2046	3,325,000	3,297,170

				4,614,096

Housing Revenue: 0.39%
Michigan Housing Development Authority Newman Court Apartments Project (FHA Insured)	1.46	11-1-2019	7,740,000	7,707,802
Michigan Housing Development Authority Series D (Industrial and Commercial Bank of China Limited SPA) ø	1.57	6-1-2030	3,765,000	3,765,000

				11,472,802

Resource Recovery Revenue: 0.12%
Michigan Strategic Fund Waste Management Incorporated Project	1.45	8-1-2027	3,500,000	3,499,195

Tax Revenue: 0.63%
Michigan Strategic Fund Limited Obligation Events Center Project Series A	4.13	7-1-2045	18,375,000	18,404,584

Water & Sewer Revenue: 1.12%
Michigan Finance Authority Local Government Loan Program Detroit Water & Sewer Series D-3 (National Insured)	5.00	7-1-2018	15,640,000	15,640,000
Michigan Finance Authority Senior Lien Detroit Water & Sewer Series C-5 (National Insured)	5.00	7-1-2018	13,685,000	13,685,000
Michigan Finance Authority Senior Lien Detroit Water & Sewer Series C-6	5.00	7-1-2018	3,305,000	3,305,000

				32,630,000

				93,578,904

Minnesota: 0.86%

Health Revenue: 0.32%
Apple Valley MN Senior Living LLC Project Series B	3.00	1-1-2019	505,000	507,172
Apple Valley MN Senior Living LLC Project Series B	3.00	1-1-2020	525,000	530,833
Apple Valley MN Senior Living LLC Project Series B	4.00	1-1-2021	545,000	565,187
Apple Valley MN Senior Living LLC Project Series B	4.00	1-1-2022	565,000	589,142
Kanabec County MN Firstlight Health Kanabec Hospital	2.75	12-1-2019	3,125,000	3,127,219
Minnesota HCFR Maple Grove Hospital Corporation	4.00	5-1-2020	390,000	403,494
Minnesota HCFR Maple Grove Hospital Corporation	4.00	5-1-2021	390,000	408,915
Minnesota HCFR Maple Grove Hospital Corporation	4.00	5-1-2022	390,000	413,416
Minnesota HCFR Maple Grove Hospital Corporation	5.00	5-1-2023	390,000	434,632
Todd County MN United Hospital District BAN Lakewood Health System Series A	1.30	12-1-2018	2,345,000	2,340,287

				9,320,297

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Ultra Short-Term Municipal Income Fund	21

Security name	Interest rate	Maturity date	Principal	Value

Housing Revenue: 0.33%
Duluth MN Housing and Redevelopment Authority Terex-Heritage Affordable Project	1.67%	12-1-2019	$4,465,000	$4,462,232
Minneapolis & St. Paul MN Housing & RDA Union Flats Apartments Project Series B	2.75	2-1-2022	3,520,000	3,477,830
Minnesota HFA Series C	1.60	8-1-2018	1,725,000	1,725,259

				9,665,321

Miscellaneous Revenue: 0.21%
Minneapolis & St. Paul MN Housing & RDA Children’s Hospital Clinics Series A (AGM Insured, U.S. Bank NA SPA) ø	1.53	8-15-2037	6,150,000	6,150,000

				25,135,618

Mississippi: 0.15%

Health Revenue: 0.15%
Mississippi Development Bank Magnolia Regional Health Center Series 2011A	5.50	10-1-2018	465,000	467,646
Mississippi Hospital Equipment & Facilities Authority Baptist Memorial Health Series B2 144A	2.05	9-1-2022	3,985,000	3,985,120

				4,452,766

Missouri: 0.94%

Health Revenue: 0.45%
Cape Girardeau County MO IDA South Eastern Health Series A	5.00	3-1-2019	480,000	488,822
St. Joseph MO IDA Heartland Regional Medical Center Series 2009A (U.S. Bank NA LOC) ø	1.55	11-15-2043	12,550,000	12,550,000

				13,038,822

Housing Revenue: 0.49%
Independence MO IDA Heritage House Apartments Project	1.50	12-1-2018	6,805,000	6,805,136
Kansas City MO IDA Gothan Apartments Project	1.81	2-1-2021	7,500,000	7,490,400

				14,295,536

				27,334,358

Montana: 0.31%

Miscellaneous Revenue: 0.31%
Montana Board of Investments Intercap Revolving Program	1.65	3-1-2032	8,905,000	8,896,807

Nebraska: 0.16%

Housing Revenue: 0.14%
Douglas Country NE Housing Authority Sorensen Senior Residences Project Series A	2.05	3-1-2020	4,000,000	4,001,800

Utilities Revenue: 0.02%
Nebraska Central Plains Energy Project Refunding Bond (Royal Bank of Canada SPA)	5.00	8-1-2039	615,000	641,765

				4,643,565

Nevada: 0.25%

Airport Revenue: 0.08%
Clark County NV Airport Revenue Series B	5.00	7-1-2018	2,240,000	2,240,000

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Ultra Short-Term Municipal Income Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

GO Revenue: 0.15%
Clark County Refunding Bond Series C	5.00%	6-15-2020	$3,325,000	$3,519,413
Clark County Refunding Bond Series D	5.00	6-15-2020	810,000	857,361

				4,376,774

Utilities Revenue: 0.02%
Washoe County NV Sierra Pacific Power Company Project Series A	1.50	8-1-2031	665,000	662,293

				7,279,067

New Jersey: 4.52%

Education Revenue: 0.08%
New Jersey Higher Education Assistance Authority Series B	5.00	12-1-2021	2,000,000	2,167,920

GO Revenue: 0.27%
Cherry Hill NJ BAN	3.00	10-16-2018	7,820,000	7,851,906

Health Revenue: 0.79%
New Jersey HFFA St. Joseph’s Healthcare System Group	3.00	7-1-2018	780,000	780,000
New Jersey HFFA St. Joseph’s Healthcare System Group	4.00	7-1-2019	935,000	950,072
New Jersey HFFA St. Joseph’s Healthcare System Group	4.00	7-1-2020	1,540,000	1,583,751
New Jersey HFFA St. Joseph’s Healthcare System Group	5.00	7-1-2021	780,000	832,432
Tender Option Bond Trust Receipts/Floater Certificates Series 2016-XG0047 (AGC Insured, Deutsche Bank LIQ) 144Aø	1.56	7-1-2038	18,906,373	18,906,373

				23,052,628

Housing Revenue: 0.28%
New Jersey Housing and Mortgage Finance Agency Series A	1.35	11-1-2018	1,340,000	1,339,156
New Jersey Housing and Mortgage Finance Agency Series A	1.50	11-1-2019	470,000	468,646
New Jersey Housing and Mortgage Finance Agency Series A	1.75	11-1-2020	6,455,000	6,440,283

				8,248,085

Miscellaneous Revenue: 2.27%
Burlington County NJ Bridge Commission Series C	2.50	12-12-2018	3,755,000	3,769,194
New Jersey Building Authority Unrefunded Bond Series A	5.00	6-15-2019	515,000	529,363
New Jersey EDA School Facilities Construction Notes Series BBB	5.00	6-15-2021	3,910,000	4,159,888
New Jersey EDA School Facilities Construction Notes Series DD1	5.00	12-15-2018	11,465,000	11,621,268
New Jersey EDA School Facilities Construction Notes Series DDD	5.00	6-15-2022	780,000	838,898
New Jersey EDA School Facilities Construction Notes Series PP	5.00	6-15-2019	9,940,000	10,217,227
New Jersey EDA School Facilities Construction Notes Series XX	5.00	6-15-2019	11,730,000	12,057,150
New Jersey EDA Transportation Project Series B	5.00	11-1-2018	2,735,000	2,762,459
New Jersey EDA Transportation Project Series B	5.00	11-1-2019	3,910,000	4,058,658
New Jersey EDA Transportation Project Series B	5.00	11-1-2020	7,820,000	8,242,827
New Jersey EDA Unrefunded Bond Series NN	5.00	3-1-2020	895,000	933,387
New Jersey TTFA Series A	5.00	12-15-2018	2,000,000	2,027,260
New Jersey TTFA Series A	5.00	12-15-2019	3,445,000	3,587,416
New Jersey TTFA Series AA	5.00	6-15-2020	1,250,000	1,309,588

				66,114,583

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Ultra Short-Term Municipal Income Fund	23

Security name	Interest rate	Maturity date	Principal	Value

Transportation Revenue: 0.83%
New Jersey TTFA Series A-1	5.00%	6-15-2019	$3,720,000	$3,823,751
New Jersey Turnpike Authority Series C-5 (1 Month LIBOR +0.46%) ±	1.85	1-1-2028	20,330,000	20,412,946

				24,236,697

				131,671,819

New Mexico: 1.17%

Housing Revenue: 0.04%
New Mexico Mortgage Finance Authority South Shiprock Homes Project	1.35	6-1-2020	1,095,000	1,088,605

Utilities Revenue: 1.13%
Farmington NM Public Service Company of New Mexico San Juan Project Series A	5.20	6-1-2040	780,000	822,190
New Mexico Municipal Energy Acquisition Authority Gas Supply Subordinate Bond Series B (1 Month LIBOR +0.75%) (Royal Bank of Canada SPA) ±	2.08	11-1-2039	32,180,000	32,210,249

				33,032,439

				34,121,044

New York: 15.71%

Airport Revenue: 1.05%
New York Transportation Development Corporation American Airlines Incorporated John F. Kennedy International Airport Project	5.00	8-1-2018	8,605,000	8,624,878
New York Transportation Development Corporation Series 2018	5.00	1-1-2022	2,000,000	2,167,700
New York Transportation Development Corporation Series 2018	5.00	1-1-2023	18,000,000	19,781,100

				30,573,678

GO Revenue: 8.41%
Binghamton NY Various Purpose BAN Series B	3.00	4-19-2019	12,825,156	12,952,382
Chautauqua County NY Cassadaga Valley Central School District BAN Series A	2.25	7-17-2018	3,125,000	3,125,625
Nassau County NY TAN Series B	3.00	9-18-2018	14,855,000	14,902,387
New York NY Adjusted Fiscal 2008 Subordinate Bond Series A-2 (AGM Insured) (m)	1.82	8-1-2026	8,550,000	8,550,000
New York NY Adjusted Fiscal 2008 Subordinate Bond Series A-3 (AGM Insured) (m)	1.59	8-1-2026	1,675,000	1,675,000
New York NY Adjusted Fiscal 2008 Subordinate Bond Series C-4 (AGC Insured) (m)	1.95	10-1-2027	42,925,000	42,925,000
New York NY Fiscal 2017 Subordinate Bond Series A-6 (Landesbank Hessen-Thüringen SPA) ø	1.58	8-1-2044	6,200,000	6,200,000
New York NY Fiscal Series 2013F-3 (Bank of America NA LIQ) ø	1.59	3-1-2042	42,425,000	42,425,000
New York NY Series J Subordinate Bond Series J-2 (AGM Insured) (m)	1.90	6-1-2036	15,150,000	15,150,000
New York NY Series J Subordinate Bond Series J-3 (AGM Insured) (m)	0.19	6-1-2036	26,250,000	26,250,000
New York NY Subordinate Bond Series C-4 (AGM Insured) (m)	1.90	1-1-2032	800,000	800,000
Onondaga County NY West Genesee Central School District BAN Series A	2.25	7-6-2018	2,750,305	2,750,525
Oyster Bay NY	2.00	2-15-2019	3,000,000	2,999,790
Suffolk County NY RAN Series 2018	2.00	3-21-2019	7,250,000	7,273,708
Suffolk County NY Public Improvement Serial Bonds Series B (Build America Mutual Assurance Company Insured)	2.00	10-15-2019	685,000	688,370
Suffolk County NY TAN	2.50	7-25-2018	53,005,000	53,035,743
Yonkers NY Series D	4.00	8-1-2018	2,455,000	2,460,057
Yonkers NY Series E	4.00	9-1-2018	960,000	964,109

				245,127,696

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Ultra Short-Term Municipal Income Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Health Revenue: 0.11%
New York Dormitory Authority Orange Regional Medical Center 144A	4.00%	12-1-2018	$1,100,000	$1,107,986
New York Dormitory Authority Orange Regional Medical Center 144A	4.00	12-1-2019	1,200,000	1,227,132
New York Dormitory Authority Orange Regional Medical Center 144A	4.00	12-1-2020	800,000	828,088

				3,163,206

Housing Revenue: 1.41%
Ilion NY Housing Authority John Guy Prindle Apartments Project	2.00	7-1-2020	2,545,000	2,543,371
New York HFA Manhattan Residential Housing Series A (Bank of China LOC) ø	1.60	11-1-2049	15,605,000	15,605,000
New York Mortgage Agency Homeowner Revenue Series 183	2.30	10-1-2019	2,535,000	2,547,371
New York NY Housing Development Corporation Series G-2	2.00	11-1-2057	7,970,000	7,961,950
New York NY Housing Development Corporation Series I-2-B	1.85	5-1-2021	12,550,000	12,543,725

				41,201,417

Industrial Development Revenue: 0.03%
New York Energy R&D Authority PCR Keyspan Generation Series A (Ambac Insured) (m)	1.05	10-1-2028	900,000	900,000

Resource Recovery Revenue: 0.09%
New York Environmental Facilities Corporation Waste Management Incorporated Project	1.95	5-1-2030	2,600,000	2,600,416

Tax Revenue: 2.05%
New York City NY Transitional Finance Authority Future Tax Secured (SIFMA Municipal Swap +0.80%) ±	2.31	11-1-2022	16,000,000	16,182,880
New York Metropolitan Transportation Authority Subordinate Refunding Bond Series B-3A (SIFMA Municipal Swap +0.37%) ±	1.88	11-1-2028	2,345,000	2,345,070
New York NY Transitional Finance Authority Future Tax Secured Tax-Exempt Bonds Fiscal 2015 Subordinate Bond Series E-4 (Bank of America NA SPA) ø	1.59	2-1-2045	41,100,000	41,100,000

				59,627,950

Transportation Revenue: 1.29%
New York Metropolitan Transportation Authority Series B (1 Month LIBOR +0.55%) ±	1.88	11-1-2041	6,255,000	6,242,678
New York Metropolitan Transportation Authority Subordinate Bond Series A-3 (SIFMA Municipal Swap +0.50%) ±	2.01	11-15-2042	7,820,000	7,819,687
New York Metropolitan Transportation Authority Subordinate Bond Series D-2 (SIFMA Municipal Swap +0.45%) ±	1.96	11-15-2044	23,460,000	23,438,651

				37,501,016

Utilities Revenue: 0.27%
Long Island NY Power Authority Electric System Series C (1 Month LIBOR +0.88%) ±	2.27	5-1-2033	7,820,000	7,822,815

Water & Sewer Revenue: 1.00%
New York NY City Municipal Water Finance Authority Water & Sewer System Series 2014AA-4 (Bank of Montreal SPA) ø	1.55	6-15-2049	6,450,000	6,450,000
New York NY Municipal Water Finance Authority Adjusted Fiscal 2013 Subordinate Bond Series AA-2 (Bank of Tokyo-Mitsubishi SPA) ø	1.55	6-15-2046	22,845,000	22,845,000

				29,295,000

				457,813,194

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Ultra Short-Term Municipal Income Fund	25

Security name	Interest rate	Maturity date	Principal	Value

North Carolina: 1.63%

Housing Revenue: 0.65%
Durham NC Housing Authority Morreene Road Apartments Project	1.85%	1-1-2021	$3,125,000	$3,117,688
Gastonia NC Housing Authority Cameron Courts & Weldon Heights Apartments	1.78	11-1-2020	8,215,000	8,193,477
Gastonia NC Housing Authority Linwood Terrace Apartments	1.78	11-1-2020	3,910,000	3,899,756
Gastonia NC Housing Authority Mountain View Apartments	1.78	11-1-2020	3,715,000	3,705,267

				18,916,188

Resource Recovery Revenue: 0.33%
North Carolina Capital Finance Republic Services Incorporated Project Series 2013	1.85	6-1-2038	9,775,000	9,774,805

Tax Revenue: 0.65%
Montgomery County NC BAN	3.00	9-1-2020	18,500,000	18,824,860

				47,515,853

Ohio: 1.27%

Education Revenue: 0.03%
Ohio Higher Educational Facility John Carroll University Project	2.25	9-1-2033	935,000	935,823

GO Revenue: 0.15%
Mahoning County OH	2.00	9-24-2018	3,095,000	3,097,105
Newark OH BAN Church Street Area Improvement Series 2018	3.00	4-17-2019	1,125,000	1,136,081

				4,233,186

Health Revenue: 0.10%
Allen County OH Mercy Health Hospital Series A	5.00	8-1-2021	2,795,000	3,025,755

Housing Revenue: 0.29%
Cuyahoga OH Metropolitan Housing Authority Carver Park Phase I Project	1.00	9-1-2019	5,470,000	5,452,988
Franklin County OH Sawyer and Trevitt Project	1.30	6-1-2020	3,125,000	3,111,781

				8,564,769

Tax Revenue: 0.22%
Lakewood OH Income Tax Revenue	2.50	3-28-2019	6,500,000	6,538,415

Utilities Revenue: 0.37%
Lancaster OH Port Authority (1 Month LIBOR +0.55%) (Royal Bank of Canada SPA) ±	1.88	8-1-2018	3,125,000	3,124,813
Lancaster OH Port Authority (1 Month LIBOR +0.72%) (Royal Bank of Canada SPA) ±	2.05	5-1-2038	7,520,000	7,528,874

				10,653,687

Water & Sewer Revenue: 0.11%
Ohio Water Development Authority Series B (SIFMA Municipal Swap +0.22%) ±	1.73	12-1-2020	3,090,000	3,089,815

				37,041,450

Oklahoma: 0.31%

GO Revenue: 0.14%
Oklahoma County OK Independent School District	1.75	7-1-2019	870,000	866,807
Oklahoma County OK Independent School District	1.75	7-1-2020	950,000	937,622
Oklahoma Independent School District #52 Series A	2.50	1-1-2020	2,375,000	2,401,149

				4,205,578

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Ultra Short-Term Municipal Income Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Housing Revenue: 0.07%
Oklahoma HFA Savanna Landing Apartments	0.85%	7-1-2019	$1,955,000	$1,955,000

Miscellaneous Revenue: 0.06%
Oklahoma Capitol Improvement Authority Higher Education Projects Series A	5.00	7-1-2018	1,740,000	1,740,000

Tax Revenue: 0.04%
Cleveland County OK Detention Facilities Project	3.00	3-1-2019	1,175,000	1,185,446

				9,086,024

Pennsylvania: 7.08%

Airport Revenue: 0.75%
Pennsylvania Tender Option Bond Trust Receipts Series 2017-XM0569 (Bank of America NA LIQ) 144Aø	1.81	7-1-2047	21,880,000	21,880,000

Education Revenue: 1.30%
Chester County PA HEFA Immaculata University Project	4.00	11-1-2019	510,000	514,646
Chester County PA HEFA Immaculata University Project	5.00	11-1-2020	550,000	569,008
Chester County PA HEFA Immaculata University Project	5.00	11-1-2021	580,000	604,482
Cumberland County PA Authority Association of Independent Colleges & Universities of Pennsylvania Financing Program Series T-1 ø	2.00	5-1-2044	1,175,000	1,162,087
Lycoming County PA Authority Association of Independent Colleges & Universities of Pennsylvania Financing Program	1.85	11-1-2035	1,565,000	1,565,000
Pennsylvania HEFA Association of Independent Colleges and Universities of Pennsylvania Financing Program Series T-3 ø	2.25	5-1-2033	3,745,000	3,769,080
Pennsylvania HEFA Wilkes University Project Series A	4.00	3-1-2020	575,000	588,840
Pennsylvania HEFA Wilkes University Project Series A	5.00	3-1-2021	390,000	412,456
Pennsylvania HEFAR Thomas Jefferson University Series B ø	1.79	9-1-2045	9,440,000	9,440,000
Philadelphia PA Authority For Industrial Development Thomas Jefferson University Series B ø	1.79	9-1-2050	19,210,000	19,210,000

				37,835,599

GO Revenue: 1.02%
Allentown PA School District TRAN Series 2018%%	2.20	1-2-2019	3,250,000	3,249,903
Pennsylvania	5.00	1-15-2020	12,845,000	13,447,816
Philadelphia PA School District Refunding Bond Series C	5.00	9-1-2018	1,470,000	1,478,012
Philadelphia PA School District Series D	5.00	9-1-2019	980,000	1,015,741
Philadelphia PA School District Series F	5.00	9-1-2019	780,000	808,447
Scranton PA 144A	5.00	9-1-2018	780,000	783,323
Scranton PA 144A	5.00	9-1-2019	1,640,000	1,685,625
Scranton PA RAN 144A	2.90	12-15-2018	4,985,000	4,979,865
Scranton PA School District Series A	5.00	6-1-2019	390,000	399,610
Scranton PA School District Series A	5.00	6-1-2020	500,000	524,035
Scranton PA School District Series B	5.00	6-1-2020	420,000	440,189
Warwick PA School District	4.00	2-15-2019	805,000	817,695

				29,630,261

Health Revenue: 0.61%
Montgomery County PA Higher Education and Health Authority Presbytery Homes Incorporated Project	2.00	12-1-2018	445,000	445,138

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Ultra Short-Term Municipal Income Fund	27

Security name	Interest rate	Maturity date	Principal	Value

Health Revenue (continued)
Montgomery County PA Higher Education and Health Authority Presbytery Homes Incorporated Project	2.00%	12-1-2019	$575,000	$574,120
Montgomery County PA Higher Education and Health Authority Presbytery Homes Incorporated Project	2.00	12-1-2020	505,000	501,228
Montgomery County PA Higher Education and Health Authority Presbytery Homes Incorporated Project	3.00	12-1-2021	560,000	568,361
Montgomery County PA Higher Education and Health Authority Series 2018A	5.00	9-1-2022	1,250,000	1,385,775
Montgomery County PA Higher Education and Health Authority Series 2018D ø	1.79	9-1-2050	9,000,000	9,000,000
Philadelphia PA Hospital and Higher Education Facilities Authority	5.00	7-1-2019	780,000	800,124
Philadelphia PA Hospital and Higher Education Facilities Authority	5.00	7-1-2020	780,000	817,089
Quakertown PA Health Facilities Authority Series A	3.13	7-1-2021	2,545,000	2,506,698
Westmoreland County PA IDA Excela Health Project	5.00	7-1-2018	1,290,000	1,290,000

				17,888,533

Housing Revenue: 0.82%
Indiana County PA IDA Residential Revival Indiana Student Housing Project at University of Pennsylvania Series A	1.55	4-1-2019	7,820,000	7,809,678
Pennsylvania HFA Courtyard Preservation Project	1.85	12-1-2019	13,405,000	13,406,877
Pittsburgh PA Housing Authority East Liberty Phase II Apartments	1.40	10-1-2021	2,735,000	2,716,566

				23,933,121

Industrial Development Revenue: 0.26%
Beaver County PA IDA Pollution Control FirstEnergy Generation Project Series B	4.25	10-1-2047	3,910,000	3,743,825
Montgomery County PA IDA Peco Energy Company Project Series A	2.60	3-1-2034	3,910,000	3,909,101

				7,652,926

Miscellaneous Revenue: 0.34%
Bethlehem PA Area School District Revenue (1 Month LIBOR +0.48%) ±	1.95	7-1-2031	9,995,000	10,009,093

Resource Recovery Revenue: 0.69%
Pennsylvania EDFA Solid Waste Disposal Republic Services Incorporated Project	1.80	6-1-2044	20,000,000	20,000,000

Transportation Revenue: 0.64%
Pennsylvania Turnpike Commission Series A-2 (1 Month LIBOR +0.70%) ±	2.09	12-1-2018	3,910,000	3,910,000
Pennsylvania Turnpike Commission Series B-1 (SIFMA Municipal Swap +0.60%) ±	2.11	12-1-2018	14,855,000	14,855,000

				18,765,000

Water & Sewer Revenue: 0.65%
North Pennsylvania Water Authority (1 Month LIBOR +0.35%) ±	1.68	11-1-2018	545,000	544,700
North Pennsylvania Water Authority (1 Month LIBOR +0.41%) ±	1.74	11-1-2019	780,000	779,204
North Pennsylvania Water Authority (1 Month LIBOR +0.50%) ±	1.83	11-1-2024	3,910,000	3,910,469
Pittsburgh PA Water & Sewer Authority Series A (AGM Insured)	5.00	9-1-2018	1,915,000	1,926,011
Pittsburgh PA Water & Sewer Authority Series C (1 Month LIBOR +0.64%) (AGM Insured) ±	2.03	9-1-2040	11,730,000	11,749,589

				18,909,973

				206,504,506

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Ultra Short-Term Municipal Income Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Rhode Island: 0.21%

Education Revenue: 0.02%
Rhode Island Student Loan Authority AMT Program Senior Series A	5.00%	12-1-2019	$590,000	$613,824

Housing Revenue: 0.19%
Rhode Island Housing and Mortgage Finance Corporation Series 4-A	1.85	4-1-2056	1,955,000	1,955,293
Rhode Island Housing and Mortgage Finance Corporation Series 66-B (SIFMA Municipal Swap +0.70%) ±	2.21	10-1-2045	3,440,000	3,440,516

				5,395,809

				6,009,633

South Carolina: 1.55%

GO Revenue: 1.24%
Spartanburg County SC School District #7 BAN	5.00	11-15-2018	35,635,000	36,086,495

Housing Revenue: 0.31%
South Carolina Housing Finance and Development Authority Waters at Longcreek	2.05	12-1-2019	9,075,000	9,077,813

				45,164,308

Tennessee: 0.69%

Health Revenue: 0.33%
Greeneville TN Health & Educational Facilities Board Series 2018A	5.00	7-1-2022	1,280,000	1,411,174
Shelby County TN Health Educational & Housing Facilities Board Methodist Le Bonheur Series B (AGM Insured, U.S. Bank NA SPA) ø	1.57	6-1-2042	8,200,000	8,200,000

				9,611,174

Housing Revenue: 0.19%
Hamilton County TN Industrial Development Board Jaycee Tower Apartments Project	1.37	7-1-2020	4,300,000	4,293,636
Nashville & Davidson County TN HEFA Twelfth & Wedgewood Apartments Project (HUD Insured)	1.80	12-1-2020	1,175,000	1,174,013

				5,467,649

Resource Recovery Revenue: 0.17%
Metropolitan Government of Nashville & Davidson County TN Industrial Development Board	1.45	8-1-2031	5,080,000	5,078,832

				20,157,655

Texas: 11.35%

Airport Revenue: 0.08%
Houston TX Airport System Revenue Series A	5.00	7-1-2019	1,000,000	1,032,910
Houston TX Airport System Revenue Series B	5.00	7-1-2019	1,250,000	1,293,025

				2,325,935

Education Revenue: 0.52%
Alamo TX Community College District	3.00	11-1-2046	3,200,000	3,252,224
University of Texas Board of Regents Series C	5.00	8-15-2020	3,910,000	4,179,595
University of Texas Board of Regents Series C	5.00	8-15-2021	6,980,000	7,644,985

				15,076,804

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Ultra Short-Term Municipal Income Fund	29

Security name	Interest rate	Maturity date	Principal	Value

GO Revenue: 6.12%
Burleson TX Independent School District %%	2.50%	2-1-2047	$7,885,000	$7,933,729
Cypress-Fairbanks TX Independent School District Series A-1	2.00	2-15-2027	5,470,000	5,472,462
Cypress-Fairbanks TX Independent School District Series A-2	2.50	2-15-2036	13,295,000	13,404,684
Cypress-Fairbanks TX Independent School District Series A-3	3.00	2-15-2043	2,270,000	2,317,852
Dallas TX Independent High School District	1.50	2-15-2034	4,005,000	4,004,479
Dallas TX Refunding Bond	5.00	2-15-2019	4,800,000	4,902,336
Denton TX Independent School District Unlimited Tax School Building Bond Series 2013	2.00	8-1-2043	1,980,000	1,984,000
Fort Bend TX Series B	1.35	8-1-2040	1,520,000	1,513,525
Galveston TX Dickinson Independent High School District	1.35	8-1-2037	3,585,000	3,569,728
Goose Creek TX Independent School District Series B	1.18	2-15-2035	7,820,000	7,770,890
Grapevine-Colleyville TX Independent School District Series B	2.00	8-1-2036	6,645,000	6,658,423
Harris County TX Cypress-Fairbanks Independent High School Series 2014B-2	1.40	2-15-2040	4,070,000	4,021,160
Harris County TX Cypress-Fairbanks Independent High School Series 2014B-3	1.40	2-15-2044	8,405,000	8,304,140
Harris County TX Cypress-Fairbanks Independent High School Series B-1	0.90	2-15-2040	9,520,000	9,512,194
Houston TX Independent School District	1.45	6-1-2029	15,640,000	15,537,558
Houston TX Independent School District Series 2014A-1B	2.20	6-1-2039	9,000,000	9,046,980
Midlothian TX Independent School District Series B	2.50	8-1-2052	220,000	220,196
Midlothian TX Independent School District Series B	2.50	8-1-2052	4,860,000	4,863,353
North East TX Independent School District Series A	2.00	8-1-2042	19,835,000	19,844,918
North East TX Independent School District Series B	1.42	8-1-2040	1,125,000	1,105,616
Northside TX Independent School Building Project District Series A	2.00	6-1-2039	20,615,000	20,661,178
Northside TX Independent School District Building Project	2.00	8-1-2044	2,820,000	2,827,473
Northside TX Independent School District Building Project	2.00	6-1-2046	2,135,000	2,127,186
Northside TX Independent School District Building Project	2.13	8-1-2040	1,460,000	1,460,204
Sherman TX Independent School District Series B	3.00	8-1-2048	14,000,000	14,274,820
Texas Northside Independent School District	1.45	6-1-2047	3,125,000	3,098,719
Williamson County TX	1.45	8-15-2034	2,030,000	2,029,797

				178,467,600

Health Revenue: 0.08%
New Hope TX Cultural Education Facilities Finance Corporation MRC Crestview Project	1.75	11-15-2018	390,000	389,212
Tarrant County TX Cultural Education Facilities Finance Corporation Edgemere Project Refunding Bond Series A	4.00	11-15-2018	390,000	392,321
Tarrant County TX Cultural Education Facilities Finance Corporation Edgemere Project Refunding Bond Series A	4.00	11-15-2019	400,000	407,732
Tarrant County TX Cultural Education Facilities Finance Corporation Edgemere Project Series B	4.00	11-15-2018	390,000	392,321
Tarrant County TX Cultural Education Facilities Finance Corporation Edgemere Project Series B	4.00	11-15-2019	705,000	718,628

				2,300,214

Housing Revenue: 1.48%
Alamito TX Public Facilities Corporation Multifamily Housing Series 2018	2.25	6-1-2021	16,300,000	16,324,124
Del Rio TX Housing Facility Corporation	1.35	6-1-2021	1,955,000	1,946,203
New Hope TX Cultural Education Facilities Finance Corporation Student Housing Revenue Project Series A	3.25	8-1-2019	12,295,000	12,282,090
Odessa TX Housing Finance Corporation 87th Street Apartments Project (FHA Insured)	1.43	12-1-2020	6,255,000	6,252,936

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Ultra Short-Term Municipal Income Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Housing Revenue (continued)
Texas Affordable Housing Corporation Palladium Glenn Heights Apartments	1.90%	12-1-2020	$935,000	$933,831
Texas Department Of Housing & Community Affairs Multifamily Housing Series 2018 (FHA Insured)	2.23	5-1-2021	3,500,000	3,506,825
Texas Department of Housing and Community Affairs	1.80	12-1-2020	1,955,000	1,950,386

				43,196,395

Industrial Development Revenue: 0.77%
Lower Neches Valley Authority Texas Industrial Development Corporation Mobil Oil Refining Corporation Project ø	1.65	4-1-2029	16,400,000	16,400,000
Matagorda County TX Navigation District Central Power and Light Company Project	1.75	5-1-2030	5,280,000	5,204,813
Texas Bravos River Authority Houston Lighting & Power Company Project (Ambac Insured)	5.05	11-1-2018	780,000	789,493

				22,394,306

Miscellaneous Revenue: 0.51%
Texas Veterans Bond Series D (FHLB SPA) ø	1.55	6-1-2045	14,810,000	14,810,000

Resource Recovery Revenue: 0.67%
Harris County TX Industrial Development Corporation Solid Waste Disposal Series 2006	5.00	2-1-2023	13,500,000	14,118,300
Port Arthur TX Navigation District Jefferson County Environmental Facilities Motiva Enterprises LLC Project Subordinate Bond Series E ø	1.78	11-1-2040	5,470,000	5,470,000

				19,588,300

Transportation Revenue: 0.11%
Texas Tender Option Bond Trust Receipts/Floater Certificates Series 2015-XM0085 (Barclays Bank plc LIQ) 144Aø	1.71	7-1-2021	1,835,000	1,835,000
Texas Tollway Authority Series C	1.95	1-1-2038	1,200,000	1,199,712

				3,034,712

Utilities Revenue: 1.01%
San Antonio TX Electric and Gas Systems Refunding Bond Series B	2.00	2-1-2033	11,140,000	11,099,785
San Antonio TX Series A	2.25	2-1-2033	15,640,000	15,746,196
San Antonio TX Series C	2.00	12-1-2027	2,640,000	2,643,643

				29,489,624

				330,683,890

Utah: 0.52%

Health Revenue: 0.52%
Murray City UT Hospital Health Services Series D ø	1.55	5-15-2036	15,290,000	15,290,000

Vermont: 0.02%

Airport Revenue: 0.02%
Burlington VT Airport Refunding Bond Series 2012B	3.50	7-1-2018	625,000	625,000

Virginia: 2.17%

Health Revenue: 0.64%
Albemarle County VA EDA Series 2018A & 2018B (TD Bank NA SPA) ø	1.55	10-1-2048	18,700,000	18,700,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Ultra Short-Term Municipal Income Fund	31

Security name	Interest rate	Maturity date	Principal	Value

Housing Revenue: 0.59%
Colonial Heights VA EDA Colonial Ridge Apartments Series A	1.80%	1-1-2020	$7,820,000	$7,810,772
Prince William County VA IDA Glen Arbor Apartments Project Series A	1.35	7-1-2019	8,215,000	8,196,352
Prince William County VA IDA Glen Arbor Apartments Project Series B	1.30	7-1-2019	1,250,000	1,245,938

				17,253,062

Utilities Revenue: 0.94%
Chesapeake VA EDA Electric and Power Company Series 2008A	1.75	2-1-2032	23,460,000	23,433,725
Halifax County VA IDA	2.15	12-1-2041	2,000,000	1,999,140
Wise County IDA Waste & Sewage Disposal Revenue	1.88	11-1-2040	2,000,000	1,989,000

				27,421,865

				63,374,927

Washington: 1.05%

Health Revenue: 0.29%
Grays Harbor County WA Public Hospital District #1	3.00	8-1-2019	5,965,000	5,963,032
Washington HCFR Central Washington Health Service Association	7.00	7-1-2039	2,345,000	2,467,526

				8,430,558

Tax Revenue: 0.76%
Central Puget Sound WA Regional Transit Authority Series 2015S.2A (SIFMA Municipal Swap +0.30%) ±	1.00	11-1-2045	22,150,000	22,150,000

				30,580,558

West Virginia: 0.56%

Industrial Development Revenue: 0.44%
Mason County WV PCR Appalachian Power Company Series L	1.63	10-1-2022	12,825,000	12,808,712

Utilities Revenue: 0.12%
West Virginia EDA Solid Waste Disposal Facilities Appalachian Power Company Series A	1.70	1-1-2041	3,520,000	3,472,762

				16,281,474

Wisconsin: 2.45%

Education Revenue: 0.02%
Wisconsin Public Finance Authority Guilford College	5.00	1-1-2020	490,000	506,616

Health Revenue: 0.35%
Wisconsin Health and Educational Facilities Authority ThedaCare Incorporated Series A	5.25	12-15-2018	875,000	889,376
Wisconsin Health and Educational Facilities Authority ThedaCare Incorporated Series B	4.50	12-15-2018	2,155,000	2,183,187
Wisconsin Health and Educational Facilities Authority Tomah Memorial Hospital Series A	2.65	11-1-2020	3,125,000	3,118,625
Wisconsin HEFA Ascension Senior Credit Group Series B-5	1.38	11-15-2038	1,265,000	1,255,753
Wisconsin HEFA Aurora Health Care Incorporated Series 2012-C (Bank of Montreal LOC) ø	1.56	7-15-2028	2,385,000	2,385,000
Wisconsin HEFA Bellin Memorial Hospital Incorporated	3.00	12-1-2018	505,000	507,858

				10,339,799

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Ultra Short-Term Municipal Income Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Housing Revenue: 0.17%
Wisconsin Housing and Economic Development Authority Series A	1.95%	11-1-2047	$4,865,000	$4,857,119

Miscellaneous Revenue: 1.12%
Milwaukee WI RAN Series M-11	5.00	9-27-2018	32,400,000	32,669,244

Resource Recovery Revenue: 0.79%
Wisconsin PFA Series A-2	2.00	10-1-2025	23,000,000	23,004,600

				71,377,378

Wyoming: 0.96%

Industrial Development Revenue: 0.52%
Sublette County WY ExxonMobil Project ø	1.60	10-1-2044	15,200,000	15,200,000

Utilities Revenue: 0.44%
Converse County WY Pollution Control PacifiCorp Projects ø	1.60	12-1-2020	12,885,000	12,885,000

				28,085,000

Total Municipal Obligations (Cost $2,849,645,045)				2,848,018,883

Other: 2.20%
Branch Banking & Trust Municipal Investment Trust Various States Class C (SIFMA Municipal Swap +1.05%) (Rabobank LOC) 144A±§	2.56	12-31-2019	5,735,838	5,768,629
Eaton Vance California Municipal Income Trust Preferred Shares §øø144A	3.00	9-1-2019	6,025,000	6,032,351
Eaton Vance Massachusetts Municipal Bond Fund Institutional MuniFund Term Preferred Shares (SIFMA Municipal Swap +1.00%) 144A±§	2.51	7-1-2019	2,875,000	2,876,955
Eaton Vance Municipal Bond Fund 2 Institutional MuniFund Term Preferred Shares (SIFMA Municipal Swap +1.05%) 144A±§	2.56	7-1-2019	7,775,000	7,780,676
Eaton Vance Pennsylvania Municipal Bond Fund Institutional MuniFund Term Preferred Shares (SIFMA Municipal Swap +1.00%) 144A±	2.51	7-1-2019	1,875,000	1,876,275
Nuveen California AMT-Free Quality Municipal Income Fund Preferred Shares Series A §øø144A	1.79	10-1-2047	15,600,000	15,600,000
Nuveen New York Quality Municipal Income Fund Institutional MuniFund Term Preferred Shares 144Aøø	1.80	5-1-2047	24,200,000	24,200,000

Total Other (Cost $64,085,830)				64,134,886

	Yield		Shares

Short-Term Investments: 1.66%

Investment Companies: 1.66%
Wells Fargo Municipal Cash Management Money Market Fund Institutional Class (l)(u)##	1.43		48,291,197	48,344,317

Total Short-Term Investments (Cost $48,344,317)				48,344,317

Total investments in securities (Cost $2,962,075,192)	101.57%	2,960,498,086
Other assets and liabilities, net	(1.57)	(45,831,281)

Total net assets	100.00%	$2,914,666,805

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Ultra Short-Term Municipal Income Fund	33

(m)	The security is an auction-rate security which has an interest rate that resets at predetermined short-term intervals through a Dutch auction. The rate shown is the rate in effect at period end.

ø

Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(n)	The auction to set the interest rate on the security failed at period end due to insufficient investor interest. A failed auction does not itself cause a default.

%%	The security is issued on a when-issued basis.

§	The security is subject to a demand feature which reduces the effective maturity.

øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities.

Abbreviations:

AGC	Assured Guaranty Corporation
AGM	Assured Guaranty Municipal
Ambac	Ambac Financial Group Incorporated
AMT	Alternative minimum tax
BAN	Bond anticipation notes
CDA	Community Development Authority
EDA	Economic Development Authority
EDFA	Economic Development Finance Authority
FGIC	Financial Guaranty Insurance Corporation
FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General obligation
HCFR	Healthcare facilities revenue
HEFA	Health & Educational Facilities Authority
HEFAR	Higher education facilities authority revenue
HFA	Housing Finance Authority
HFFA	Health Facilities Financing Authority
HUD	Department of Housing and Urban Development
IDA	Industrial Development Authority
LIBOR	London Interbank Offered Rate
LIQ	Liquidity agreement
LOC	Letter of credit
National	National Public Finance Guarantee Corporation
PCR	Pollution control revenue
PFA	Public Finance Authority
PFFA	Public Facilities Financing Authority
RAN	Revenue anticipation notes
R&D	Research & development
RDA	Redevelopment Authority
SIFMA	Securities Industry and Financial Markets Association
SPA	Standby purchase agreement
TAN	Tax anticipation notes
TRAN	Tax revenue anticipation notes
TTFA	Transportation Trust Fund Authority

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo Ultra Short-Term Municipal Income Fund	Portfolio of investments—June 30, 2018

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Municipal Cash Management Fund Institutional Class	60,013,304	2,051,759,471	2,063,481,578	48,291,197	$29,767	$(2,463)	$754,050	$48,344,317	1.66%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—June 30, 2018	Wells Fargo Ultra Short-Term Municipal Income Fund	35

Assets
Investments in unaffiliated securities, at value (cost $2,913,730,875)	$2,912,153,769
Investments in affiliated securities, at value (cost $48,344,317)	48,344,317
Receivable for investments sold	5,160,021
Receivable for Fund shares sold	7,778,117
Receivable for interest	18,947,882

Total assets	2,992,384,106

Liabilities
Payable for investments purchased	43,330,023
Due to custodian bank	20,136,338
Payable for Fund shares redeemed	11,477,876
Dividends payable	1,204,416
Management fee payable	605,600
Administration fees payable	250,062
Distribution fee payable	11,144
Trustees’ fees and expenses payable	357
Accrued expenses and other liabilities	701,485

Total liabilities	77,717,301

Total net assets	$2,914,666,805

NET ASSETS CONSIST OF
Paid-in capital	$2,942,811,459
Overdistributed net investment income	(484,384)
Accumulated net realized losses on investments	(26,083,164)
Net unrealized losses on investments	(1,577,106)

Total net assets	$2,914,666,805

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$702,569,840
Shares outstanding – Class A1	73,412,485
Net asset value per share – Class A	$9.57
Maximum offering price per share – Class A2	$9.77
Net assets – Class C	$17,154,427
Shares outstanding – Class C1	1,825,698
Net asset value per share – Class C	$9.40
Net assets – Administrator Class	$53,745,856
Shares outstanding – Administrator Class[1]	5,615,675
Net asset value per share – Administrator Class	$9.57
Net assets – Institutional Class	$2,141,196,682
Shares outstanding – Institutional Class[1]	223,708,549
Net asset value per share – Institutional Class	$9.57

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/98 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

36	Wells Fargo Ultra Short-Term Municipal Income Fund	Statement of operations—year ended June 30, 2018

Investment income
Interest	$67,586,416
Income from affiliated securities	754,050

Total investment income	68,340,466

Expenses
Management fee	14,937,534
Administration fees
Class A	1,319,946
Class C	32,409
Administrator Class	1,235,635
Institutional Class	1,975,942
Shareholder servicing fees
Class A	2,062,416
Class C	50,639
Administrator Class	3,083,129
Distribution fee
Class C	151,918
Custody and accounting fees	213,007
Professional fees	58,342
Registration fees	479,152
Shareholder report expenses	224,924
Trustees’ fees and expenses	24,665
Other fees and expenses	141,090

Total expenses	25,990,748
Less: Fee waivers and/or expense reimbursements	(3,624,757)

Net expenses	22,365,991

Net investment income	45,974,475

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(18,796,818)
Affiliated securities	29,767

Net realized losses on investments	(18,767,051)

Net change in unrealized gains (losses) on:
Unaffiliated securities	15,361,757
Affiiliated securities	(2,463)

Net change in unrealized gains (losses) on investments	15,359,294

Net realized and unrealized gains (losses) on investments	(3,407,757)

Net increase in net assets resulting from operations	$42,566,718

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Ultra Short-Term Municipal Income Fund	37

	Year ended June 30, 2018		Year ended June 30, 2017

Operations
Net investment income		$45,974,475		$42,653,161
Net realized losses on investments		(18,767,051)		(9,436,697)
Net change in unrealized gains (losses) on investments		15,359,294		(21,304,005)

Net increase in net assets resulting from operations		42,566,718		11,912,459

Distributions to shareholders from
Net investment income
Class A		(7,085,882)		(6,520,540)
Class C		(29,395)		(281)
Administrator Class		(10,119,588)		(7,844,623)
Institutional Class		(28,738,290)		(28,287,401)
Net realized gains
Class A		0		(99,615)
Class C		0		(2,471)
Administrator Class		0		(112,414)
Institutional Class		0		(253,274)

Total distributions to shareholders		(45,973,155)		(43,120,619)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	20,676,172	197,898,705	36,302,461	348,026,490
Class C	46,196	434,035	212,003	1,993,924
Administrator Class	180,310,370	1,725,053,645	215,642,662	2,067,326,776
Institutional Class	236,575,489	2,265,282,906	351,117,791	3,367,207,776

		4,188,669,291		5,784,554,966

Reinvestment of distributions
Class A	714,776	6,840,532	669,913	6,418,030
Class C	2,611	24,514	247	2,319
Administrator Class	1,054,198	10,092,519	825,123	7,894,711
Institutional Class	1,693,421	16,209,226	1,774,130	17,010,290

		33,166,791		31,325,350

Payment for shares redeemed
Class A	(49,417,914)	(473,112,170)	(61,210,799)	(586,282,444)
Class C	(738,395)	(6,941,123)	(1,058,562)	(9,967,002)
Administrator Class	(379,152,798)	(3,626,561,750)	(36,554,416)	(350,037,312)
Institutional Class	(297,934,058)	(2,852,291,197)	(491,434,725)	(4,712,668,313)

		(6,958,906,240)		(5,658,955,071)

Net increase (decrease) in net assets resulting from capital share transactions		(2,737,070,158)		156,925,245

Total increase (decrease) in net assets		(2,740,476,595)		125,717,085

Net assets
Beginning of period		5,655,143,400		5,529,426,315

End of period		$2,914,666,805		$5,655,143,400

Overdistributed net investment income		$(484,384)		$(485,704)

The accompanying notes are an integral part of these financial statements.

38	Wells Fargo Ultra Short-Term Municipal Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2018	2017	2016		2015[1]	2014[1]
Net asset value, beginning of period	$9.57	$9.63	$9.61		$9.64	$9.64
Net investment income	0.08	0.06	0.04		0.02	0.04
Net realized and unrealized gains (losses) on investments	0.00 [2]	(0.06)	0.02		(0.03)	0.00 [2]

Total from investment operations	0.08	0.00	0.06		(0.01)	0.04
Distributions to shareholders from
Net investment income	(0.08)	(0.06)	(0.04)		(0.02)	(0.04)
Net realized gains	0.00	(0.00)[2]	(0.00	) [2]	(0.00)[2]	(0.00)[2]

Total distributions to shareholders	(0.08)	(0.06)	(0.04)		(0.02)	(0.04)
Net asset value, end of period	$9.57	$9.57	$9.63		$9.61	$9.64
Total return[3]	0.88%	(0.04)%	0.61%		(0.07)%	0.35%
Ratios to average net assets (annualized)
Gross expenses	0.77%	0.75%	0.75%		0.75%	0.75%
Net expenses	0.67%	0.67%	0.67%		0.67%	0.67%
Net investment income	0.86%	0.57%	0.38%		0.23%	0.34%
Supplemental data
Portfolio turnover rate	50%	56%	41%		44%	51%
Net assets, end of period (000s omitted)	$702,570	$971,189	$1,209,818		$961,485	$1,582,112

[1]	A one-for-two share split took place after the close of business on June 12, 2015 for all classes of the Fund. The per share information has been adjusted to give effect to this transaction.

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Ultra Short-Term Municipal Income Fund	39

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2018	2017	2016	2015[1]	2014[1]
Net asset value, beginning of period	$9.40	$9.47	$9.49	$9.58	$9.62
Net investment income (loss)	0.01 [2]	(0.02)[2]	(0.04)[2]	(0.11)	(0.04)[2]
Net realized and unrealized gains (losses) on investments	0.00 [3]	(0.05)	0.02	0.02	0.00 [3]

Total from investment operations	0.01	(0.07)	(0.02)	(0.09)	(0.04)
Distributions to shareholders from
Net investment income	(0.01)	(0.00)[3]	0.00	0.00	0.00
Net realized gains	0.00	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]

Total distributions to shareholders	(0.01)	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]
Net asset value, end of period	$9.40	$9.40	$9.47	$9.49	$9.58
Total return[4]	0.16%	(0.73)%	(0.19)%	(0.93)%	(0.40)%
Ratios to average net assets (annualized)
Gross expenses	1.52%	1.50%	1.50%	1.50%	1.50%
Net expenses	1.42%	1.42%	1.42%	1.42%	1.42%
Net investment income (loss)	0.11%	(0.18)%	(0.37)%	(0.52)%	(0.41)%
Supplemental data
Portfolio turnover rate	50%	56%	41%	44%	51%
Net assets, end of period (000s omitted)	$17,154	$23,650	$31,837	$42,289	$59,352

[1]	A one-for-two share split took place after the close of business on June 12, 2015 for all classes of the Fund. The per share information has been adjusted to give effect to this transaction.

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

40	Wells Fargo Ultra Short-Term Municipal Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
ADMINISTRATOR CLASS	2018	2017	2016	2015[1]	2014[1]
Net asset value, beginning of period	$9.57	$9.63	$9.61	$9.64	$9.64
Net investment income	0.08 [2]	0.06	0.04	0.03	0.04
Net realized and unrealized gains (losses) on investments	0.01	(0.06)	0.02	(0.03)	0.00 [3]

Total from investment operations	0.09	0.00	0.06	0.00	0.04
Distributions to shareholders from
Net investment income	(0.09)	(0.06)	(0.04)	(0.03)	(0.04)
Net realized gains	0.00	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]

Total distributions to shareholders	(0.09)	(0.06)	(0.04)	(0.03)	(0.04)
Net asset value, end of period	$9.57	$9.57	$9.63	$9.61	$9.64
Total return	0.95%	0.03%	0.68%	0.00%	0.42%
Ratios to average net assets (annualized)
Gross expenses	0.70%	0.70%	0.68%	0.69%	0.69%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	0.82%	0.69%	0.45%	0.30%	0.41%
Supplemental data
Portfolio turnover rate	50%	56%	41%	44%	51%
Net assets, end of period (000s omitted)	$53,746	$1,946,987	$226,125	$328,134	$407,791

[1]	A one-for-two share split took place after the close of business on June 12, 2015 for all classes of the Fund. The per share information has been adjusted to give effect to this transaction.

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Ultra Short-Term Municipal Income Fund	41

(For a share outstanding throughout each period)

	Year ended June 30
INSTITUTIONAL CLASS	2018	2017	2016	2015[1]	2014[1]
Net asset value, beginning of period	$9.58	$9.63	$9.61	$9.64	$9.64
Net investment income	0.11	0.08 [2]	0.07	0.05	0.06
Net realized and unrealized gains (losses) on investments	(0.01)	(0.05)	0.02	(0.03)	0.00 [3]

Total from investment operations	0.10	0.03	0.09	0.02	0.06
Distributions to shareholders from
Net investment income	(0.11)	(0.08)	(0.07)	(0.05)	(0.06)
Net realized gains	0.00	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]

Total distributions to shareholders	(0.11)	(0.08)	(0.07)	(0.05)	(0.06)
Net asset value, end of period	$9.57	$9.58	$9.63	$9.61	$9.64
Total return	1.07%	0.36%	0.91%	0.23%	0.65%
Ratios to average net assets (annualized)
Gross expenses	0.44%	0.42%	0.42%	0.42%	0.42%
Net expenses	0.37%	0.37%	0.37%	0.37%	0.37%
Net investment income	1.16%	0.86%	0.68%	0.54%	0.64%
Supplemental data
Portfolio turnover rate	50%	56%	41%	44%	51%
Net assets, end of period (000s omitted)	$2,141,197	$2,713,317	$4,061,647	$3,930,234	$3,403,244

[1]	A one-for-two share split took place after the close of business on June 12, 2015 for all classes of the Fund. The per share information has been adjusted to give effect to this transaction.

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

42	Wells Fargo Ultra Short-Term Municipal Income Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Ultra Short-Term Municipal Income Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Futures contracts listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates. The primary risks associated with the use of futures contracts

Notes to financial statements	Wells Fargo Ultra Short-Term Municipal Income Fund	43

are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2018, the aggregate cost of all investments for federal income tax purposes was $2,962,125,504 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$2,704,648
Gross unrealized losses	(4,332,066)
Net unrealized losses	$(1,627,418)

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to redemptions in-kind. At June 30, 2018, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net realized losses on investments
$(1,552,998)	$1,552,998

44	Wells Fargo Ultra Short-Term Municipal Income Fund	Notes to financial statements

As of June 30, 2018, the Fund had capital loss carryforwards which consist of $2,986,678 in short-term capital losses and $5,235,390 in long-term capital losses.

As of June 30, 2018, the Fund had current year deferred post-October capital losses consisting of $161,994 in short-term losses and $17,648,790 in long-term losses which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Municipal obligations	$0	$2,848,018,883	$0	$2,848,018,883

Other	0	64,134,886	0	64,134,886

Short-term investments
Investment companies	48,344,317	0	0	48,344,317
Total assets	$48,344,317	$2,912,153,769	$0	$2,960,498,086

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At June 30, 2018, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.35% and declining to 0.255% as the average daily net assets of the Fund increase. For the year ended June 30, 2018, the management fee was equivalent to an annual rate of 0.33% of the Fund’s average daily net assets.

Notes to financial statements	Wells Fargo Ultra Short-Term Municipal Income Fund	45

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.05% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through October 31, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.67% for Class A shares, 1.42% for Class C shares, 0.60% for Administrator Class shares, and 0.37% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C, shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2018, Funds Distributor received $3,325 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended June 30, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell investment securities to other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $709,830,000 and $406,400,000 in interfund purchases and sales, respectively, during the year ended June 30, 2018.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2018 were $2,045,045,575 and $1,462,034,387, respectively.

46	Wells Fargo Ultra Short-Term Municipal Income Fund	Notes to financial statements

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

For the year ended June 30, 2018, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2018 and June 30, 2017 were as follows:

	Year ended June 30
	2018	2017
Ordinary income	$0	$79,199
Tax-exempt income	45,973,155	42,652,845
Long-term capital gain	0	388,575

As of June 30, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Unrealized losses	Post-October capital losses deferred	Capital loss carryforward
$720,031	$(1,627,418)	$(17,810,784)	$(8,222,068)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. REDEMPTIONS IN-KIND

After the close of business on February 2, 2018, the Fund redeemed assets through an in-kind redemption. In the redemption transaction, the Fund issued securities with a value of $579,567,077 and cash in the amount of $20,646,313. The Fund recognized losses in the amount of $907,398 which are reflected on the Statement of Operations. The redemption in-kind by a shareholder of Administrator Class represented 13% of the Fund and are reflected on the Statement of Changes in Net Assets.

After the close of business on February 9, 2018, the Fund redeemed assets through an in-kind redemption. In the redemption transaction, the Fund issued securities with a value of $404,757,400 and cash in the amount of $13,121,572. The Fund recognized losses in the amount of $645,597 which are reflected on the Statement of Operations. The redemption in-kind by a shareholder of Administrator Class represented 10% of the Fund and are reflected on the Statement of Changes in Net Assets.

10. NEW ACCOUNTING PRONOUNCEMENT

In March 2017, FASB issued Accounting Standards Update (“ASU”) No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium. The amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held a at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years . Management is currently evaluating the potential impact of this new guidance to the financial statements.

Report of independent registered public accounting firm	Wells Fargo Ultra Short-Term Municipal Income Fund	47

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Ultra Short-Term Municipal Income Fund (the Fund), one of the funds constituting the Wells Fargo Funds Trust, including the portfolio of investments, as of June 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2018, by correspondence with the transfer agent, custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

August 24, 2018

48	Wells Fargo Ultra Short-Term Municipal Income Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2018.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Ultra Short-Term Municipal Income Fund	49

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 154 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and the Glimmerglass Festival. She is also an inactive Chartered Financial Analyst.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust

50	Wells Fargo Ultra Short-Term Municipal Income Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Goverance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue shield of Minnesota of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director 003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo Ultra Short-Term Municipal Income Fund	51

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Alexander Kymn[3] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 77 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 77 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

52	Wells Fargo Ultra Short-Term Municipal Income Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Ultra Short-Term Municipal Income Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Ultra Short-Term Municipal Income Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Other information (unaudited)	Wells Fargo Ultra Short-Term Municipal Income Fund	53

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was in range of the average investment performance of the Universe for ten-year period under review, but lower than the average investment performance of the Universe for the one-, three- and five-year periods under review. The Board also noted that the investment performance of the Fund was in range of its benchmark index, the Bloomberg Barclays 1 Year Municipal Bond Index, for the one- and ten-year periods under review, but lower than its benchmark for the three- and five-year periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or equal to the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

54	Wells Fargo Ultra Short-Term Municipal Income Fund	Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Fund and the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Fund.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Appendix A (unaudited)	Wells Fargo Ultra Short-Term Municipal Income Fund	55

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Ameriprise

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Ameriprise Financial

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

•	Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)

•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load-waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

Automatic Exchange of Class C Shares Available at Ameriprise Financial

•	Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

56	Wells Fargo Ultra Short-Term Municipal Income Fund	Appendix A (unaudited)
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•

Employees and registered representatives of Merrill Lynch or its affiliates and their family members, as defined by Merrill Lynch, which may differ from the definition of family member in the Fund’s prospectus.

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Fund’s prospectus

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley

Effective on or about July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from and be more limited than those disclosed in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Morgan Stanley

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

Appendix A (unaudited)	Wells Fargo Ultra Short-Term Municipal Income Fund	57
•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge. This waiver is subject to the Fund’s policy regarding frequent purchases and redemption of Fund shares, as discussed under “Account Information—Frequent Purchases and Redemptions of Fund Shares” in the Fund’s prospectus.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

314249 08-18 A258/AR258 06-18

Annual Report

June 30, 2018

Wells Fargo Wisconsin Tax-Free Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Wisconsin Tax-Free Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Globally, economies strengthened, equity markets advanced, and foreign bonds outperformed fixed-income investments in the U.S.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Wisconsin Tax-Free Fund for the 12-month period that ended June 30, 2018. Globally, economies strengthened, equity markets advanced, and foreign bonds outperformed fixed-income investments in the U.S.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 14.37%, and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 7.28%. Emerging market stocks, as measured by the MSCI EM Index (Net),3 added 8.20%. In bond markets, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 0.40% while fixed-income investments outside the U.S. gained 2.78%, according to the Bloomberg Barclays Global Aggregate ex-USD Index.5 The Bloomberg Barclays Municipal Bond Index6 added 1.56%, and the ICE BofAML U.S. High Yield Index7 was up 2.53%.

Volatility increased during the third quarter of 2017, but favorable data curbed concerns.

During the third quarter of 2017, investor expectations advanced and fell amid shifting geopolitical tensions, particularly in Asia, and during multiple efforts to reform health care laws in the U.S. Corporate earnings and consumer confidence improved. Annualized U.S. gross domestic product growth for the quarter was 3.2%. Meanwhile, inflation continued to trail the U.S. Federal Reserve’s (Fed’s) targets.

Economic momentum increased in Europe; the European Central Bank (ECB) held its rates steady at low levels and continued its quantitative easing bond-buying program with the goal of sparking economic activity. As they had in the second quarter, emerging markets with currencies that strengthened relative to the U.S. dollar benefited. In addition, commodity price increases supported economic activity in countries that rely on natural resources for exports.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

[8]

The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Wisconsin Tax-Free Fund	3

The fourth quarter of 2017 was characterized by continued optimism in global markets.

U.S. stocks continued to rally during the fourth quarter of 2017, boosted by synchronized expansion in the global economy and favorable company earnings. In October 2017, the Fed began to sell the bonds acquired during a series of quantitative easing programs following the 2008 financial crisis. The Bank of England suggested it could hike interest rates in November, and the pound gained against other currencies. In addition, the Fed increased rates by another 25 basis points (bps; 100 bps equal 1.00%) in December. Stocks received a boost from growing optimism about tax reform legislation.

International markets, particularly emerging markets, continued to show strength, supported by several factors that led some observers to describe conditions as a Goldilocks economic scenario: synchronized global growth, low inflation, and healthy corporate earnings, all supported abroad by a weaker U.S. dollar.

Volatility reemerged during the first quarter of 2018 as economic signals were mixed.

The first quarter of 2018 began with stock market gains in January after the U.S. announced tax reform measures intended to lower rates for individuals and corporations. Then, investor optimism was supplanted by several concerns. Trade tensions emerged, particularly between the U.S. and China, as the U.S. threatened to impose tariffs on a broad range of imported products. Increasing interest rates and inflation also caused concern. During February 2018, the U.S. stock market endured a loss of more than 10% before recovering in March and April. The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

The Fed increased the federal funds rate by 25 bps in March and the rate of inflation reached the Fed’s 2% target for the first time in a year. The unemployment rate fell to 4.1% by March 2018 and wage growth data improved. The third revision of gross domestic product growth for the first quarter by the U.S. Bureau of Economic Analysis released during June was lowered to 2.0%.

Overseas, investment market returns reversed the strong returns of 2017—the MSCI ACWI ex USA Index (Net) gained 27.19% for the 12-month period—falling 0.43% through the end of the second quarter of 2018. Although central banks, including the ECB and the Bank of Japan, maintained low interest rates and quantitative easing measures that are generally supportive of businesses and equity markets, the U.S. dollar strengthened relative to local currencies, which served to restrain returns.

Global trade tensions escalated during the second quarter of 2018.

Global trade tensions escalated as the second quarter of 2018 opened and equity markets fell in response before resuming upward momentum later in April. The CPI8 for All Urban Consumers added 0.2% in May after a similar increase in April. On a year-over-year basis, the all-items index rose 2.8% for the 12 months that ended May 31, continuing its upward trend since the beginning of the year. The index for all items less food and energy rose 2.2% for the same 12-month period.

During June 2018, the Fed increased the federal funds rate by an additional 25 bps. Market expectations increased that the Fed might announce two more rate increases in 2018. The unemployment rate fell to an 18-year low of 3.8% in May and wage growth data improved. Internationally, central banks maintained their low interest rates and monetary policies that were accommodative of business activity.

During February 2018, the U.S. stock market endured a loss of more than 10% before recovering in March and April.

4	Wells Fargo Wisconsin Tax-Free Fund	Letter to shareholders (unaudited)

Interest rates generally increased and the bond markets tended to decline. Long-term interest rates in the U.S. trended higher—rates on the 10-year and 30-year Treasury bonds moved from 2.46% and 2.81%, respectively, at the beginning of the year on January 1, 2018, to 2.85% and 2.98%, respectively, on June 30, 2018, well off their highest levels during the first half of the year of 3.11% and 3.25%, respectively, on May 17, 2018.

Despite the positive economic and business trends globally, international stock values fell and U.S. stock gains moderated during most of the second quarter of 2018 due to escalating tensions as the U.S. imposed tariffs on foreign goods and countries outside of the U.S. imposed tariffs of their own on U.S. products in response.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to Shareholders

At a meeting held on August 14-15, 2018, the Board of Trustees of the Fund approved the following policy which will be effective on or about February 5, 2019:

Class C shares will convert automatically into Class A shares ten years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, ten years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus or at the end of this report.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo Wisconsin Tax-Free Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks current income exempt from federal income tax and Wisconsin individual income tax.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Lyle J. Fitterer, CFA,® CPA

Bruce R. Johns‡

Thomas Stoeckmann

Average annual total returns (%) as of June 30, 20181

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WWTFX)	3-31-2008	(2.81)	1.76	3.06	1.76	2.70	3.54	0.93	0.70
Class C (WWTCX)	12-26-2002	0.01	1.93	2.75	1.01	1.93	2.75	1.68	1.45
Institutional Class (WWTIX)	10-31-2016	–	–	–	1.95	2.76	3.57	0.60	0.52
Bloomberg Barclays Municipal Bond Index[4]	–	–	–	–	1.56	3.53	4.43	–	–
Bloomberg Barclays Wisconsin Municipal Bond Index[5]	–	–	–	–	1.02	3.22	4.38	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed Wisconsin and Puerto Rico municipal securities risk, high-yield securities, and non-diversification risk. Consult the Fund’s prospectus for additional information on these and other risks. A portion of the fund’s income may be subject to federal, state, and/or local income taxes or the Alternative Minimum Tax (AMT). Any capital gains distributions may be taxable.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Wisconsin Tax-Free Fund	7

Growth of $10,000 investment as of June 30, 2018[6]

‡	Mr. Johns became a portfolio manager of the Fund on November 1, 2017.

[1]

Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Class A shares, and is not adjusted to reflect Institutional Class expenses. If these expenses had been included, returns for Institutional Class would be higher.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through October 31, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[5]	The Bloomberg Barclays Wisconsin Municipal Bond Index is the Wisconsin component of the Bloomberg Barclays Municipal Bond Index. You cannot invest directly in an index.

[6]

The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays Municipal Bond Index and the Bloomberg Barclays Wisconsin Municipal Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[7]	Amounts are calculated based on the total investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[8]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

8	Wells Fargo Wisconsin Tax-Free Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund (Class A, excluding sales charges) outperformed the Bloomberg Barclays Municipal Bond Index and the Bloomberg Barclays Wisconsin Municipal Bond Index for the 12-month period that ended June 30, 2018.

∎	The Fund’s overweight to A-rated and BBB-rated bonds was a significant driver of performance, as lower-rated investment-grade bonds outperformed higher-rated AAA-rated and AA-rated bonds. The Fund’s overweight to revenue bonds versus local general obligation (GO) bonds was also a positive contributor to performance.

∎	The Fund’s conservative duration positioning helped dampen volatility and was a positive contributor to performance as rates rose across the curve.

∎	Yield-curve positioning detracted from performance. We were overweight the shortest and intermediate bonds, which underperformed, and underweight long bonds, which outperformed.

Effective maturity distribution as of June 30, 2018[7]

The Fed continued to normalize monetary policy.

The U.S. Federal Reserve (Fed) announced plans to reduce its balance sheet and allow holdings to shrink to a range of $2.5 trillion to $2.9 trillion. Year over year U.S. gross domestic product (GDP) growth trended higher during the period, but so did consumer and producer prices (that is, inflation). At the same time, the U.S. unemployment rate declined from 4.3% to 3.8%. The Fed raised the federal funds rate three times (December 2017, March 2018, and June 2018) in a continuation of normalizing interest rates. Toward the end of the fiscal year, the Fed signaled that it may be slightly more aggressive in tightening as the unemployment rate reached a level forecasted. Inflation also reached the Fed’s 2% target as U.S. economic growth expectations were buoyed by $1.5 trillion in tax cuts and a $300 billion increase in federal spending.

Tax reform influenced investor sentiment.

Uncertainty over tax reform and its impact on issuance in the municipal market led to record bond issuance in December 2017, which contributed to calendar-year 2017 being the second highest on record. Other effects of tax reform included the elimination of advanced refundings; the elimination of the alternative minimum tax for corporations; and a material reduction in the corporate income tax, which directly affects demand for tax-exempt bonds.

A flattening yield curve persisted during the period.

The U.S. yield curve continued its flattening trend. After remaining range-bound in the first half of the period, 10-year Treasury yields rose significantly as the calendar year began and briefly broke above 3% before retreating at the end of the period. The strong technicals in the municipal market are based on bondholders’ demand chasing a limited supply of municipal bonds.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Wisconsin Tax-Free Fund	9

Credit quality as of June 30, 2018[8]

Conservative duration positioning, an overweight to credit, and good sector allocation and selection were positive drivers of performance; yield-curve positioning was a detractor.

The Fund maintained a conservative duration position, which was positive as rates rose across the curve. Credit-quality allocation was the largest driver of performance but sector allocations and security selection were also positive contributors.

In anticipation of the Fed continuing to normalize rates, we kept the Fund’s duration short relative to its benchmarks, which was positive as it dampened volatility and minimized downside drift as rates rose across the curve. The Fund’s yield-curve positioning detracted from results. We were overweight the short and intermediate parts of the curve (which underperformed) and underweight the long end (which outperformed).

The Fund’s overweight to A-rated and BBB-rated bonds was a significant driver of performance, as lower-rated investment-grade bonds outperformed. While we purchased many state issuers over the year—like Cudahy WI, Community Development Authority bonds and Milwaukee WI, Redevelopment Authority bonds–Milwaukee School of Engineering—with Wisconsin’s limited supply of double-tax-exempt bonds, we found some opportunities in other states as a relative-value opportunity. We purchased Chicago IL, Water Revenue bonds and New Jersey Economic Development Authority bonds, some of the better-performing bonds of the year. Being overweight revenue bonds versus GO bonds was a positive performance contributor as security selection among revenue bonds, like Wisconsin Housing and Economic Development bonds and the Wisconsin Health and Education Facilities Authority bonds (Rogers Memorial Hospital and Monroe Clinic bonds), outperformed both state GOs and prefunded bonds.

News events influenced investor sentiment in municipal markets during the period.

Puerto Rico remained a volatile and uncertain situation that created a contagion that moved into the other triple-tax-exempt territories such as Guam and the U.S. Virgin Islands in 2017. The Fund has a modest exposure to Puerto Rico, Guam, and the U.S. Virgin Islands territories, with many longer bonds insured by Berkshire Hathaway Assurance Corporation and Assured Guaranty Municipal Corporation or are an essential service revenue bond with a direct revenue stream versus a GO bond. During the first half of 2017, there was pricing pressure on these bonds, but with positive news regarding both restructuring of Puerto Rico debt and tax receipt pledges along with the strong technical market conditions, the bonds have rallied and were some of the better-performing issues by the end of the period.

Both Illinois and Pennsylvania passed a budget on time this year, which proved positive for the states’ creditworthiness and for the general overall municipal market. Health care was one of the best-performing sectors of the year, even with the U.S. Congress repeal of the individual mandate for health insurance. And while the Affordable Care Act remains intact, there has been less support for it politically and financially, causing fundamental pressure on credit-quality ratings in the sector, but this was overwhelmed by the technical market demands for health care bonds, which performed well.

Wisconsin offers municipal bond investing opportunities.

Wisconsin’s economy continues to have average performance compared with the rest of the country. The state’s GDP and population continue to grow below national levels; however, unemployment is lower than the national average and the state has a strong labor force participation rate. The state’s most prominent economic initiative is the development of the Foxconn Technology Company, Limited, factory in Racine County. Incentives of $3 billion were promised to the company in exchange for a $10 billion production facility that could create up to 13,000 jobs along with the U.S. headquarters in Milwaukee for one of the largest Chinese technology companies. The state ended 2017 with an improved financial position, with a slightly higher rainy-day fund and improved cash balances, as well as a nearly fully funded pension and a credit rating of AA- by Standard and Poor’s and Aa1- by Moody’s Investors Service. The governor’s seat is up for reelection in November, with incumbent Scott Walker running for a third term.

Please see footnotes on page 7.

10	Wells Fargo Wisconsin Tax-Free Fund	Performance highlights (unaudited)

Modest growth may support credit fundamentals, but issue selection remains key in state-specific funds.

We believe the U.S. economy will continue to grow at a modest pace with Wisconsin’s economy slightly trailing the national average, which may lead to higher revenues for many municipalities and improved credit fundamentals. We think the Fed will raise rates one more time in the second half of 2018 and a couple more times in the spring of 2019, then become more data dependent. Some municipalities may do well and others may continue to struggle. That is why we feel credit selection will be very important. We will continue to remain overweight lower-quality investment-grade bonds, though we believe investors currently are not being compensated sufficiently for making new investments in some of these areas. In our view, the long-term drivers of valuations will be supply and demand trends, absolute yield levels, the shape of the yield curve, and credit fundamentals. We will keep the fund slightly defensively positioned in anticipation of the Fed continuing to raise rates. While we will continue our bias to an overweight in lower-quality investment-grade bonds, it will be to a lesser degree, and we will add some higher-quality bonds in the AAA and AA area as opportunities arise. We will monitor economic growth, the technical market, and fundamental credit quality to see if any changes are warranted in duration, yield-curve positioning, or credit-quality selections over the next year.

Please see footnotes on page 7.

Fund expenses (unaudited)	Wells Fargo Wisconsin Tax-Free Fund	11

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2018 to June 30, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1-1-2018	Ending account value 6-30-2018	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,000.36	$3.47	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51	0.70%
Class C
Actual	$1,000.00	$996.65	$7.18	1.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.25	1.45%
Institutional Class
Actual	$1,000.00	$1,001.26	$2.58	0.52%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.22	$2.61	0.52%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

12	Wells Fargo Wisconsin Tax-Free Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 100.04%

Guam: 7.36%

Airport Revenue: 2.51%
Guam International Airport Authority Series C (AGM Insured)	6.13%	10-1-2043	$1,500,000	$1,716,578
Guam Port Authority Port Revenue AMT Series B %%	5.00	7-1-2034	445,000	486,274
Guam Port Authority Port Revenue AMT Series B %%	5.00	7-1-2048	1,000,000	1,108,080

				3,310,932

GO Revenue: 1.62%
Guam Government Series A ##	7.00	11-15-2039	2,000,000	2,143,960

Miscellaneous Revenue: 1.59%
Guam Government Limited Obligation Bonds Section 30 Series A	5.38	12-1-2024	1,000,000	1,051,440
Guam Government Limited Obligation Bonds Section 30 Series A	5.50	12-1-2019	1,000,000	1,053,180

				2,104,620

Utilities Revenue: 1.64%
Guam Power Authority Series A (AGM Insured)	5.00	10-1-2019	1,575,000	1,634,126
Guam Power Authority Series A (AGM Insured)	5.00	10-1-2020	500,000	531,950

				2,166,076

				9,725,588

Illinois: 3.93%

GO Revenue: 2.75%
Chicago IL CAB City Colleges (National Insured) ¤	0.00	1-1-2027	1,000,000	692,660
Chicago IL Park District Special Recreation Activity Series E	5.00	11-15-2027	1,000,000	1,145,390
Chicago IL Series A	5.00	1-1-2027	1,700,000	1,793,398

				3,631,448

Miscellaneous Revenue: 0.20%
Illinois	5.50	7-1-2026	250,000	266,825

Tax Revenue: 0.60%
Chicago IL Metropolitan Pier & Exposition Authority McCormick Place Expansion Project Series B	5.00	12-15-2028	750,000	788,048

Water & Sewer Revenue: 0.38%
Chicago IL Waterworks Prerefunded Bond (AGM Insured)	5.00	11-1-2020	405,000	409,702
Chicago IL Waterworks Unrefunded Bond (AGM Insured)	5.00	11-1-2020	95,000	96,034

				505,736

				5,192,057

Michigan: 0.16%

Miscellaneous Revenue: 0.16%
Michigan Municipal Bond Authority Local Government Loan Program Series A (Ambac Insured)	4.00	11-1-2021	215,000	215,129

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Wisconsin Tax-Free Fund	13

Security name	Interest rate	Maturity date	Principal	Value

New Jersey: 1.70%

Miscellaneous Revenue: 0.85%
New Jersey EDA Series EE	5.00%	9-1-2023	$1,070,000	$1,129,075

Transportation Revenue: 0.85%
New Jersey TTFA CAB Series A ¤	0.00	12-15-2031	2,000,000	1,118,200

				2,247,275

New York: 0.71%

Education Revenue: 0.71%
Hempstead NY Local Development Corporation The Academy Charter School Project Series A	6.24	2-1-2047	1,000,000	938,100

Puerto Rico: 2.06%

Health Revenue: 1.04%
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority Hospital Auxilio Mutuo Obligated Group Series A	5.00	7-1-2018	1,375,000	1,375,000

Transportation Revenue: 1.02%
Puerto Rico Highway & Transportation Authority Refunding Bond Series L (AGC Insured)	5.25	7-1-2019	1,000,000	1,025,350
Puerto Rico Highway & Transportation Authority Refunding Bond Series L (BHAC/FGIC Insured)	5.25	7-1-2021	300,000	325,740

				1,351,090

				2,726,090

Virgin Islands: 4.82%

Miscellaneous Revenue: 3.25%
Virgin Islands PFA 144A	5.00	9-1-2020	750,000	782,895
Virgin Islands PFA Gross Receipts Taxes Loan Notes (National Insured)	4.00	10-1-2020	450,000	450,387
Virgin Islands PFA Gross Receipts Taxes Loan Notes (AGM Insured)	4.00	10-1-2022	3,000,000	3,050,970
Virgin Islands PFA Unrefunded Balance Bond Series A	7.30	10-1-2018	5,000	5,071

				4,289,323

Tax Revenue: 1.57%
Virgin Islands PFA Matching Fund Loan Notes Senior Lien Series B (AGM Insured)	5.00	10-1-2025	2,000,000	2,069,800

				6,359,123

Wisconsin: 79.30%

Education Revenue: 11.46%
Green Bay WI Housing Authority University Village Housing Incorporated	4.38	4-1-2022	200,000	203,770
Green Bay WI Housing Authority University Village Housing Incorporated	5.00	4-1-2030	1,410,000	1,461,521
Madison WI CDA Wisconsin Alumni Research Foundation	5.00	10-1-2023	150,000	156,123
Madison WI CDA Wisconsin Alumni Research Foundation	5.00	10-1-2025	475,000	494,147
Madison WI CDA Wisconsin Alumni Research Foundation	5.00	10-1-2039	5,000,000	5,191,500
Milwaukee WI RDA Milwaukee School of Engineering Project (AGM Insured)	2.75	4-1-2021	1,080,000	1,098,025
Milwaukee WI RDA Milwaukee School of Engineering Project (AGM Insured)	4.10	4-1-2032	1,500,000	1,551,510

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Wisconsin Tax-Free Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Education Revenue (continued)
Milwaukee WI RDA Science Education Consortium Incorporated Project Series A	6.25%	8-1-2043	$2,100,000	$2,299,962
Platteville WI RDA University of Wisconsin Platteville Real Estate Foundation Incorporated	5.00	7-1-2022	1,065,000	1,109,964
Platteville WI RDA University of Wisconsin Platteville Real Estate Foundation Incorporated	5.00	7-1-2032	1,500,000	1,566,120

				15,132,642

GO Revenue: 1.86%
Milwaukee WI Series B6	2.00	4-1-2021	175,000	175,511
Milwaukee WI Series B6	3.00	4-1-2024	570,000	593,216
Milwaukee WI Series B6	5.00	4-1-2022	350,000	388,091
Milwaukee WI Series B6	5.00	4-1-2023	580,000	656,398
Milwaukee WI Series B6	5.00	4-1-2025	550,000	639,650

				2,452,866

Health Revenue: 16.50%
Green Bay WI RDA Bellin Memorial Hospital Incorporated	5.50	12-1-2023	250,000	254,113
Green Bay WI RDA Bellin Memorial Hospital Incorporated	5.65	12-1-2026	100,000	101,707
Green Bay WI RDA Bellin Memorial Hospital Incorporated	6.00	12-1-2029	260,000	264,815
Green Bay WI RDA Bellin Memorial Hospital Incorporated	6.15	12-1-2032	420,000	428,039
Monroe WI RDA Monroe Clinic Incorporated	5.50	2-15-2029	1,000,000	1,024,190
Monroe WI RDA Monroe Clinic Incorporated	5.88	2-15-2039	1,570,000	1,611,574
Wisconsin HEFA Aurora Health Care Incorporated Series 2012-C (Bank of Montreal LOC) ø	1.56	7-15-2028	500,000	500,000
Wisconsin HEFA Aurora Health Care Series D (Bank of Montreal LOC) ø	1.49	7-15-2028	100,000	100,000
Wisconsin HEFA Bellin Memorial Hospital Obligated Group	3.00	12-1-2019	1,475,000	1,499,338
Wisconsin HEFA Bellin Memorial Hospital Obligated Group	4.00	12-1-2035	1,000,000	1,031,860
Wisconsin HEFA Bellin Memorial Hospital Obligated Group	5.00	12-1-2025	1,500,000	1,690,785
Wisconsin HEFA Bellin Memorial Hospital Obligated Group	5.00	12-1-2026	1,740,000	1,953,220
Wisconsin HEFA Bellin Memorial Hospital Obligated Group (Ambac Insured)	5.50	2-15-2019	15,000	15,350
Wisconsin HEFA Marshfield Clinic Health System Obligated Group Series C	5.00	2-15-2020	850,000	891,735
Wisconsin HEFA Marshfield Clinic Health System Obligated Group Series C	5.00	2-15-2027	400,000	465,948
Wisconsin HEFA Marshfield Clinic Health System Obligated Group Series C	5.00	2-15-2028	650,000	734,864
Wisconsin HEFA Marshfield Clinic Health System Obligated Group Series C	5.00	2-15-2029	500,000	562,085
Wisconsin HEFA Monroe Clinic Incorporated	3.00	2-15-2035	520,000	536,848
Wisconsin HEFA Monroe Clinic Incorporated	4.00	2-15-2031	900,000	988,110
Wisconsin HEFA Monroe Clinic Incorporated	4.00	2-15-2033	550,000	603,845
Wisconsin HEFA Monroe Clinic Incorporated	5.00	2-15-2028	880,000	1,023,211
Wisconsin HEFA Monroe Clinic Incorporated	5.00	2-15-2029	575,000	668,576
Wisconsin HEFA Monroe Clinic Incorporated	5.00	2-15-2030	300,000	348,822
Wisconsin HEFA Rogers Memorial Hospital Incorporated Series B	5.00	7-1-2044	3,250,000	3,487,933
Wisconsin HEFA Various Wausau Hospital Series B (JPMorgan Chase & Company LOC) ø	1.55	8-15-2034	1,000,000	1,000,000

				21,786,968

Housing Revenue: 11.20%
Milwaukee WI RDA Wisconsin Housing Preservation Corporation (Johnson Bank LOC) ø	1.70	12-1-2038	185,000	185,000
Wisconsin Housing & EDA AMT Series A	4.63	11-1-2037	25,000	25,013
Wisconsin Housing & EDA Madison Pool Project Series A	4.55	7-1-2037	165,000	170,163

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Wisconsin Tax-Free Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Housing Revenue (continued)
Wisconsin Housing & EDA Madison Pool Project Series A	4.70%	7-1-2047	$2,300,000	$2,458,263
Wisconsin Housing & EDA Madison Pool Project Series A	4.85	7-1-2052	3,000,000	3,081,420
Wisconsin Housing & EDA Series A	1.25	12-1-2018	55,000	54,930
Wisconsin Housing & EDA Series A	1.55	12-1-2019	55,000	54,985
Wisconsin Housing & EDA Series A	1.95	12-1-2020	55,000	55,155
Wisconsin Housing & EDA Series A	3.00	5-1-2022	100,000	102,549
Wisconsin Housing & EDA Series A	3.00	11-1-2022	125,000	128,375
Wisconsin Housing & EDA Series A	3.40	11-1-2032	2,450,000	2,438,902
Wisconsin Housing & EDA Series A	4.05	12-1-2049	800,000	819,120
Wisconsin Housing & EDA Series A	5.75	11-1-2043	2,835,000	2,922,942
Wisconsin Housing & EDA Series C	2.25	5-1-2022	530,000	531,155
Wisconsin Housing & EDA Series C	3.25	12-1-2036	785,000	746,197
Wisconsin Housing & EDA Series C	3.88	11-1-2035	1,000,000	1,018,910

				14,793,079

Industrial Development Revenue: 0.42%
Waukesha WI RDA Welldall Manufacturing Incorporated Project (U.S. Bank NA LOC)	4.00	12-1-2023	150,000	151,416
Waukesha WI RDA Welldall Manufacturing Incorporated Project (U.S. Bank NA LOC)	4.20	12-1-2024	150,000	151,484
Waukesha WI RDA Welldall Manufacturing Incorporated Project (U.S. Bank NA LOC)	4.25	12-1-2025	250,000	252,450

				555,350

Miscellaneous Revenue: 20.68%
Brookfield WI Community Development & RDA Series A	1.35	6-1-2019	750,000	745,470
Cudahy WI CDA Series A	1.75	6-1-2019	300,000	299,928
Cudahy WI CDA Series A	1.95	6-1-2019	145,000	145,339
Cudahy WI CDA Series C	1.05	6-1-2019	125,000	123,901
Glendale WI CDA Bayshore Public Parking	1.50	10-1-2019	375,000	372,971
Glendale WI CDA Series A	3.50	10-1-2018	1,700,000	1,708,262
Kaukauna WI RDA	3.75	6-1-2032	850,000	861,883
Kaukauna WI RDA	4.00	6-1-2019	50,000	51,040
Kaukauna WI RDA	4.00	6-1-2020	100,000	104,018
Kaukauna WI RDA	4.00	6-1-2021	310,000	325,199
Kaukauna WI RDA	4.00	6-1-2022	235,000	249,133
Kaukauna WI RDA	4.00	6-1-2023	200,000	213,972
Kaukauna WI RDA	4.00	6-1-2025	425,000	456,284
Kaukauna WI RDA	4.00	6-1-2028	425,000	448,894
Kaukauna WI RDA	4.00	6-1-2035	900,000	930,744
Milwaukee WI RDA Milwaukee Public Schools	5.00	11-15-2034	675,000	761,427
Milwaukee WI RDA Milwaukee Public Schools	5.00	11-15-2035	1,000,000	1,126,480
Milwaukee WI RDA Milwaukee Public Schools	5.00	11-15-2036	500,000	562,070
Milwaukee WI RDA Milwaukee Public Schools Series A	5.00	11-15-2027	1,020,000	1,180,548
Milwaukee WI RDA Milwaukee Public Schools Series A	5.00	11-15-2028	1,000,000	1,151,770
Milwaukee WI RDA Milwaukee Public Schools Series A	5.00	11-15-2031	750,000	854,280
Milwaukee WI RDA Public Schools Series A	5.00	8-1-2019	915,000	946,403
Milwaukee WI RDA Public Schools Series A	5.00	8-1-2020	1,100,000	1,168,904
Milwaukee WI RDA Public Schools Series A	5.00	8-1-2021	3,330,000	3,613,183
Milwaukee WI RDA Summer Festival Project	4.60	8-1-2024	870,000	893,142

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Wisconsin Tax-Free Fund	Portfolio of investments—June 30, 2018

Security name	Interest rate	Maturity date	Principal	Value

Miscellaneous Revenue (continued)
Milwaukee WI RDA Summer Festival Project	5.00%	8-1-2030	$3,000,000	$3,092,190
North Fond du Lac WI CDA	1.70	12-1-2018	50,000	49,848
Prairie du Chien WI RDA Series B	1.65	9-1-2020	200,000	199,282
Warrens WI CDA Economic Improvements	5.10	11-1-2020	70,000	65,276
Weston WI CDA Series A	1.25	10-1-2018	250,000	249,570
Weston WI CDA Series A	1.40	10-1-2019	625,000	618,763
Weston WI CDA Series A	1.50	10-1-2020	500,000	490,450
Weston WI CDA Series A	1.60	10-1-2021	340,000	329,909
Weston WI CDA Series A	1.75	10-1-2022	200,000	192,676
Weston WI CDA Series A	1.90	10-1-2023	100,000	96,361
Weston WI CDA Series A	2.00	10-1-2024	625,000	596,675
Weston WI CDA Series A	2.15	10-1-2025	615,000	586,421
Weston WI CDA Series A	2.25	10-1-2026	940,000	903,857
Weston WI CDA Series A	2.40	10-1-2027	570,000	546,248

				27,312,771

Tax Revenue: 17.18%
Southeast Wisconsin Professional Baseball Park District Series A (National Insured)	5.50	12-15-2018	380,000	386,927
Southeast Wisconsin Professional Baseball Park District Series A (National Insured)	5.50	12-15-2019	100,000	105,567
Southeast Wisconsin Professional Baseball Park District Series A (National Insured)	5.50	12-15-2021	2,000,000	2,241,440
Southeast Wisconsin Professional Baseball Park District Series A (National Insured)	5.50	12-15-2023	1,600,000	1,855,504
Southeast Wisconsin Professional Baseball Park District Series A (National Insured)	5.50	12-15-2026	2,435,000	2,881,944
Warrens WI CDA Interim Workout Extension	3.70	11-1-2029	163,947	101,675
Wisconsin Center District CAB (AGM Insured) ¤	0.00	12-15-2030	295,000	198,930
Wisconsin Center District CAB Senior Dedicated Milwaukee Arena Project Series A (Build America Mutual Assurance Company Insured) ¤	0.00	12-15-2033	2,985,000	1,701,868
Wisconsin Center District CAB Series A (National Insured) ¤	0.00	12-15-2019	275,000	266,527
Wisconsin Center District CAB Series A (National Insured) ¤	0.00	12-15-2027	100,000	74,635
Wisconsin Center District Junior Dedicated Bond (AGM Insured)	5.25	12-15-2018	65,000	66,056
Wisconsin Center District Junior Dedicated Bond (AGM Insured)	5.25	12-15-2019	500,000	524,500
Wisconsin Center District Junior Dedicated Bond (AGM Insured)	5.25	12-15-2023	2,150,000	2,383,383
Wisconsin Center District Junior Dedicated Bond (AGM Insured)	5.25	12-15-2027	1,005,000	1,154,976
Wisconsin Center District Junior Dedicated Bond Series A	5.00	12-15-2022	730,000	821,133
Wisconsin Center District Junior Dedicated Bond Series A	5.00	12-15-2030	2,100,000	2,247,483
Wisconsin Center District Milwaukee Arena Project	4.00	12-15-2032	1,100,000	1,160,533
Wisconsin Center District Milwaukee Arena Project	4.00	12-15-2033	920,000	967,325
Wisconsin Center District Milwaukee Arena Project	4.00	12-15-2034	2,000,000	2,094,320
Wisconsin Oneida Tribe of Indians 144A	5.50	2-1-2021	1,410,000	1,463,044

				22,697,770

				104,731,446

Total Municipal Obligations (Cost $130,116,358)				132,134,808

Total investments in securities (Cost $130,116,358)	100.04%	132,134,808
Other assets and liabilities, net	(0.04)	(57,939)

Total net assets	100.00%	$132,076,869

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018	Wells Fargo Wisconsin Tax-Free Fund	17

%%	The security is issued on a when-issued basis.

##	All or a portion of this security is segregated for when-issued securities.

¤	The security is issued in zero coupon form with no periodic interest payments.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

ø

Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.

Abbreviations:

AGC	Assured Guaranty Corporation
AGM	Assured Guaranty Municipal
Ambac	Ambac Financial Group Incorporated
AMT	Alternative minimum tax
BHAC	Berkshire Hathaway Assurance Corporation
CAB	Capital appreciation bond
CDA	Community Development Authority
EDA	Economic Development Authority
FGIC	Financial Guaranty Insurance Corporation
GO	General obligation
HEFA	Health & Educational Facilities Authority
LOC	Letter of credit
National	National Public Finance Guarantee Corporation
PFA	Public Finance Authority
RDA	Redevelopment Authority
TTFA	Transportation Trust Fund Authority

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Wisconsin Tax-Free Fund	Statement of assets and liabilities—June 30, 2018

Assets
Investments in unaffiliated securities, at value (cost $130,116,358)	$132,134,808
Cash	115,177
Receivable for investments sold	185,000
Receivable for Fund shares sold	13,426
Receivable for interest	1,404,701
Prepaid expenses and other assets	85,703

Total assets	133,938,815

Liabilities
Payable for investments purchased	1,589,072
Payable for Fund shares redeemed	137,583
Dividends payable	34,311
Management fee payable	28,444
Administration fees payable	15,762
Distribution fee payable	5,104
Trustees’ fees and expenses payable	571
Accrued expenses and other liabilities	51,099

Total liabilities	1,861,946

Total net assets	$132,076,869

NET ASSETS CONSIST OF
Paid-in capital	$130,223,350
Overdistributed net investment income	(10,724)
Accumulated net realized losses on investments	(154,207)
Net unrealized gains on investments	2,018,450

Total net assets	$132,076,869

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$87,790,496
Shares outstanding – Class A1	8,174,238
Net asset value per share – Class A	$10.74
Maximum offering price per share – Class A2	$11.25
Net assets – Class C	$8,104,952
Shares outstanding – Class C1	754,661
Net asset value per share – Class C	$10.74
Net assets – Institutional Class	$36,181,421
Shares outstanding – Institutional Class[1]	3,368,510
Net asset value per share – Institutional Class	$10.74

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended June 30, 2018	Wells Fargo Wisconsin Tax-Free Fund	19

Investment income
Interest	$4,614,305

Expenses
Management fee	563,110
Administration fees
Class A	179,708
Class C	13,902
Institutional Class	15,817
Shareholder servicing fees
Class A	280,794
Class C	21,722
Distribution fee
Class C	65,167
Custody and accounting fees	4,073
Professional fees	26,918
Registration fees	31,322
Shareholder report expenses	950
Trustees’ fees and expenses	20,010
Other fees and expenses	12,052

Total expenses	1,235,545
Less: Fee waivers and/or expense reimbursements	(220,523)

Net expenses	1,015,022

Net investment income	3,599,283

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	438,289
Net change in unrealized gains (losses) on investments	(1,547,565)

Net realized and unrealized gains (losses) on investments	(1,109,276)

Net increase in net assets resulting from operations	$2,490,007

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Wisconsin Tax-Free Fund	Statement of changes in net assets—June 30, 2018

	Year ended June 30, 2018		Year ended June 30, 2017

Operations
Net investment income		$3,599,283		$3,855,173
Net realized gains (losses) on investments		438,289		(594,954)
Net change in unrealized gains (losses) on investments		(1,547,565)		(4,361,846)

Net increase (decrease) in net assets resulting from operations		2,490,007		(1,101,627)

Distributions to shareholders from
Net investment income
Class A		(2,888,504)		(3,557,019)
Class C		(159,161)		(172,568)
Institutional Class		(551,618)		(125,586)[1]
Net realized gains
Class A		0		(142,177)
Class C		0		(9,882)
Institutional Class		0		(994)[1]

Total distributions to shareholders		(3,599,283)		(4,008,226)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,129,437	12,227,348	1,860,008	20,164,339
Class C	97,473	1,053,625	91,778	1,003,341
Institutional Class	2,428,890	26,124,983	1,421,443 [1]	15,229,319 [1]

		39,405,956		36,396,999

Reinvestment of distributions
Class A	237,522	2,567,343	307,156	3,331,908
Class C	14,637	158,123	16,607	179,986
Institutional Class	51,060	550,646	11,725 [1]	126,578 [1]

		3,276,112		3,638,472

Payment for shares redeemed
Class A	(5,332,606)	(57,620,587)	(4,403,681)	(47,523,168)
Class C	(229,697)	(2,483,639)	(217,008)	(2,352,650)
Institutional Class	(364,389)	(3,932,185)	(180,219)[1]	(1,937,935)[1]

		(64,036,411)		(51,813,753)

Net decrease in net assets resulting from capital share transactions		(21,354,343)		(11,778,282)

Total decrease in net assets		(22,463,619)		(16,888,135)

Net assets
Beginning of period		154,540,488		171,428,623

End of period		$132,076,869		$154,540,488

Overdistributed net investment income		$(10,724)		$(10,724)

[1]	For the period from October 31, 2016 (commencement of class operations) to June 30, 2017

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Wisconsin Tax-Free Fund	21

(For a share outstanding throughout each period)

	Year ended June 30
CLASS A	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.83	$11.16	$10.83	$10.96	$10.86
Net investment income	0.28	0.26	0.25	0.24	0.33
Net realized and unrealized gains (losses) on investments	(0.09)	(0.32)	0.33	(0.02)	0.18

Total from investment operations	0.19	(0.06)	0.58	0.22	0.51
Distributions to shareholders from
Net investment income	(0.28)	(0.26)	(0.25)	(0.24)	(0.33)
Net realized gains	0.00	(0.01)	(0.00)[1]	(0.11)	(0.08)

Total distributions to shareholders	(0.28)	(0.27)	(0.25)	(0.35)	(0.41)
Net asset value, end of period	$10.74	$10.83	$11.16	$10.83	$10.96
Total return[2]	1.76%	(0.48)%	5.44%	2.07%	4.80%
Ratios to average net assets (annualized)
Gross expenses	0.88%	0.93%	0.94%	0.90%	0.92%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income	2.57%	2.41%	2.26%	2.22%	3.02%
Supplemental data
Portfolio turnover rate	11%	27%	16%	28%	25%
Net assets, end of period (000s omitted)	$87,790	$131,518	$160,480	$23,824	$19,825

[1]	Amount is less than $0.005.

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Wisconsin Tax-Free Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended June 30
CLASS C	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.83	$11.16	$10.83	$10.96	$10.86
Net investment income	0.20	0.18	0.17	0.16	0.25
Net realized and unrealized gains (losses) on investments	(0.09)	(0.32)	0.33	(0.02)	0.18

Total from investment operations	0.11	(0.14)	0.50	0.14	0.43
Distributions to shareholders from
Net investment income	(0.20)	(0.18)	(0.17)	(0.16)	(0.25)
Net realized gains	0.00	(0.01)	(0.00)[1]	(0.11)	(0.08)

Total distributions to shareholders	(0.20)	(0.19)	(0.17)	(0.27)	(0.33)
Net asset value, end of period	$10.74	$10.83	$11.16	$10.83	$10.96
Total return[2]	1.01%	(1.22)%	4.66%	1.31%	4.02%
Ratios to average net assets (annualized)
Gross expenses	1.63%	1.68%	1.68%	1.65%	1.67%
Net expenses	1.45%	1.45%	1.45%	1.45%	1.45%
Net investment income	1.83%	1.67%	1.52%	1.47%	2.28%
Supplemental data
Portfolio turnover rate	11%	27%	16%	28%	25%
Net assets, end of period (000s omitted)	$8,105	$9,449	$10,949	$10,923	$10,431

[1]	Amount is less than $0.005.

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Wisconsin Tax-Free Fund	23

(For a share outstanding throughout each period)

	Year ended June 30
INSTITUTIONAL CLASS	2018	2017[1]
Net asset value, beginning of period	$10.83	$10.99
Net investment income	0.30	0.20
Net realized and unrealized gains (losses) on investments	(0.09)	(0.15)

Total from investment operations	0.21	0.05
Distributions to shareholders from
Net investment income	(0.30)	(0.20)
Net realized gains	0.00	(0.01)

Total distributions to shareholders	(0.30)	(0.21)
Net asset value, end of period	$10.74	$10.83
Total return[2]	1.95%	0.44%
Ratios to average net assets (annualized)
Gross expenses	0.55%	0.54%
Net expenses	0.52%	0.52%
Net investment income	2.79%	2.74%
Supplemental data
Portfolio turnover rate	11%	27%
Net assets, end of period (000s omitted)	$36,181	$13,573

[1]	For the period from October 31, 2016 (commencement of class operations) to June 30, 2017

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Wisconsin Tax-Free Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Wisconsin Tax-Free Fund (the “Fund”) which is a non-diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Notes to financial statements	Wells Fargo Wisconsin Tax-Free Fund	25

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2018, the aggregate cost of all investments for federal income tax purposes was $130,115,873 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$2,763,278
Gross unrealized losses	(744,343)
Net unrealized gains	$2,018,935

As of June 30, 2018, the Fund had capital loss carryforwards which consist of $97,612 in short-term capital losses.

As of June 30, 2018, the Fund had current year deferred post-October capital losses consisting of $52,909 in short-term losses and $4,165 in long-term losses which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

26	Wells Fargo Wisconsin Tax-Free Fund	Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Municipal obligations	$0	$132,134,808	$0	$132,134,808

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At June 30, 2018, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.40% and declining to 0.28% as the average daily net assets of the Fund increase. For the year ended June 30, 2018, the management fee was equivalent to an annual rate of 0.40% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.16%
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through October 31, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.70% for Class A shares, 1.45% for Class C shares, and 0.52% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

Notes to financial statements	Wells Fargo Wisconsin Tax-Free Fund	27

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended June 30, 2018, Funds Distributor received $1,285 from the sale of Class A shares and $184 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended June 30, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A and Class C of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $6,130,000 and $21,010,000 in interfund purchases and sales, respectively, during the year ended June 30, 2018.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended June 30, 2018 were $14,973,296 and $29,073,373, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

For the year ended June 30, 2018, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended June 30, 2018 and June 30, 2017 were as follows:

	Year ended June 30
	2018	2017
Ordinary income	$0	$152,828
Tax-exempt income	3,599,283	3,855,398

As of June 30, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	Unrealized gains	Post-October capital losses deferred	Capital loss carryforward
$23,581	$2,018,935	$(57,074)	$(97,612)

8. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state or territories of the U.S. Therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt fund.

28	Wells Fargo Wisconsin Tax-Free Fund	Notes to financial statements

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In March 2017, FASB issued Accounting Standards Update (“ASU”) No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium. The amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held a at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years . Management is currently evaluating the potential impact of this new guidance to the financial statements.

Report of independent registered public accounting firm	Wells Fargo Wisconsin Tax-Free Fund	29

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Wisconsin Tax-Free Fund (the Fund), one of the funds constituting the Wells Fargo Funds Trust, including the portfolio of investments, as of June 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

August 24, 2018

30	Wells Fargo Wisconsin Tax-Free Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended June 30, 2018.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Wisconsin Tax-Free Fund	31

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 154 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and the Glimmerglass Festival. She is also an inactive Chartered Financial Analyst.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

32	Wells Fargo Wisconsin Tax-Free Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Goverance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue shield of Minnesota of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director 003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo Wisconsin Tax-Free Fund	33

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Alexander Kymn[3] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 77 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 77 funds and Assistant Treasurer of 77 funds in the Fund Complex.
[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.
[3]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

34	Wells Fargo Wisconsin Tax-Free Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Wisconsin Tax-Free Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Wisconsin Tax-Free Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Other information (unaudited)	Wells Fargo Wisconsin Tax-Free Fund	35

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Bloomberg Barclays Municipal Bond Index, for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-Advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Fund and the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the WFAM and Wells Fargo profitability analysis.

36	Wells Fargo Wisconsin Tax-Free Fund	Other information (unaudited)

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Fund.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Appendix A (unaudited)	Wells Fargo Wisconsin Tax-Free Fund	37

SALES CHARGE REDUCTIONS AND WAIVERS FOR CERTAIN INTERMEDIARIES

Ameriprise

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Ameriprise Financial

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

•	Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)

•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that the Fund’s prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load-waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

Automatic Exchange of Class C Shares Available at Ameriprise Financial

•	Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

38	Wells Fargo Wisconsin Tax-Free Fund	Appendix A (unaudited)
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•

Employees and registered representatives of Merrill Lynch or its affiliates and their family members, as defined by Merrill Lynch, which may differ from the definition of family member in the Fund’s prospectus.

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Fund’s prospectus

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Subject to the Fund’s policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the Fund’s prospectus

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley

Effective on or about July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following Class A load waivers (front-end sales charge waivers), which may differ from and be more limited than those disclosed in the Fund’s prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares Available at Morgan Stanley

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

Appendix A (unaudited)	Wells Fargo Wisconsin Tax-Free Fund	39
•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class exchange program.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge. This waiver is subject to the Fund’s policy regarding frequent purchases and redemption of Fund shares, as discussed under “Account Information—Frequent Purchases and Redemptions of Fund Shares” in the Fund’s prospectus.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

314250 08-18 A259/AR259 06-18

ITEM 2.	CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal	Fiscal
	year ended	year ended
	June 30, 2018	June 30, 2017
Audit fees	$591,896	$614,628
Audit-related fees	—	—
Tax fees (1)	31,615	36,670
All other fees	—	—

	$623,511	$651,298

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

A Portfolio of Investments for each series of Wells Fargo Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust
By:
/s/ Andrew Owen

Andrew Owen
President

Date:	August 24, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust
By:
/s/ Andrew Owen

Andrew Owen
President

Date:	August 24, 2018

By:
/s/ Nancy Wiser

Nancy Wiser
Treasurer

Date:	August 24, 2018

By:
/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date:	August 24, 2018